UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-6161

PIMCO Funds: Multi-Manager Series

(Exact name of registrant as specified in charter)

840 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive offices)

John P. Hardaway

Treasurer

PIMCO Funds

840 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Joseph B. Kittredge, Jr., Esq.

Ropes & Gray LLP

One International Place

Boston, MA 02110

Registrant’s telephone number, including area code: (949) 720-4761

Date of fiscal year end: June 30

Date of reporting period: June 30, 2003

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The following is a copy of the reports transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

Annual Report

6. 30. 03

PIMCO Stock Funds

Multi-Manager Series

Share Classes

Ins Institutional

Adm Administrative

PIMCO EQUITY ADVISORS

PEA Value Fund

PEA Renaissance Fund

PEA Growth & Income Fund

PEA Growth Fund

PEA Target Fund

PEA Opportunity Fund

PEA Innovation Fund

CADENCE CAPITAL MANAGEMENT

CCM Focused Growth Fund

CCM Capital Appreciation Fund

CCM Mid-Cap Fund

CCM Emerging Companies Fund

NFJ INVESTMENT GROUP

NFJ Equity Income Fund

NFJ Basic Value Fund

NFJ Small-Cap Value Fund

PARAMETRIC PORTFOLIO ASSOCIATES

PPA Tax-Efficient Equity Fund

PPA Tax-Efficient Structured

Emerging Markets Fund

MULTI-MANAGER

Asset Allocation Fund

This material is authorized for use only when preceded or accompanied by a current PIMCO Funds: Multi-Manager Series prospectus, which describes in greater detail the investment policies, management fees and other matters of interest to prospective investors. Please read the prospectus carefully before you invest or send money.

PIMCO

ADVISORS

Chairman’s Letter

Dear Shareholder:

Stock fund investors received a much-needed boost in recent months, as the equity markets experienced a robust rally—one that spanned a broad range of sectors, styles, market capitalizations and countries. Although geopolitical concerns had weighed on the markets in late 2002 and early 2003, these quickly dissipated in April with the formal end of the Iraq war. Continued monetary easing by the Federal Reserve and the passage of the Bush tax cut package added to the momentum, helping to rekindle investor interest in stocks.

While the S&P 500 Index posted a modest 0.25% gain during the past 12 months, it is significant to note that the Index rose more than 26% from its low on October 10, 2002 to June 30, 2003—the end of the fiscal year for the funds in this annual report. The international markets experienced similar trends, especially the emerging markets, which benefited from investors’ increased appetite for risk.

Even though stocks appear to be on a better footing, it is important to remember that markets never move straight up. Investors can—and should—expect bouts of volatility. That is why it remains essential to maintain a well-diversified portfolio. While it may be tempting to react hastily to changing market conditions, adhering to core stock and bond allocations is usually the best long-term strategy. As always, we encourage you to work with your financial advisor to develop an asset allocation plan that is tailored to your personal goals and risk tolerance.

If you have any questions about this report or your investment, please contact your financial advisor. You can also call PIMCO Advisors at 1-800-927-4648.

Once again, we thank you for the trust you have placed in us.

Sincerely,

Stephen Treadway

Chairman

July 31, 2003

6.30.03  |  PIMCO Funds Annual Report    3

A STOCK AND BOND FUND

PIMCO Asset Allocation Fund (formerly 60/40 Portfolio)

•	PIMCO Asset Allocation Fund seeks long-term capital appreciation and current income by investing within specific equity and fixed-income targets and ranges among certain Funds in the PIMCO Funds family.

•	The Fund’s Institutional Class Shares had a total return of 3.54% for the fiscal year ended June 30, 2003. This result slightly underperformed the 5.90% return of the Fund’s blended benchmark. However, the Fund performed relatively strong as compared to other balanced funds within the Lipper Universe.

•	Global Equities experienced significant volatility early in the period. In October, the S&P 500 Index retreated to April 1997 levels as increased geopolitical tensions with Iraq and North Korea, fear of deflation, increased unemployment and lackluster retail sales weighed on the equity markets. As geopolitical tensions decreased and fiscal stimulus initiatives such as lower interest rates and tax cuts started to take effect, stocks rebounded through the spring and early summer periods.

•	Overall, the portfolio benefited from positions in PIMCO Total Return Fund and PIMCO High Yield Fund, which performed strongly in a favorable investment climate for U.S. bonds. Positions in PIMCO PEA Opportunity Fund and PIMCO Emerging Markets Bond Fund also helped performance during the past six months as investors’ appetite for risk increased.

•	Performance was hindered by PIMCO RCM International Growth Equity Fund, which was held back by weakness in the European equity markets.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 6/30/03

	1 year	5 year	10 year	Inception

PIMCO Asset Allocation Fund Institutional Class (Incept. 2/26/99)	3.54%	—	—	3.53%

PIMCO Asset Allocation Fund Administrative Class (Incept. 2/26/99)	3.49%	—	—	3.37%

Russell 3000 Index	0.76%	—	—	—

Lehman Brothers Aggregate Bond Index	10.40%	—	—	—

48% Russell 3000, 12% MSCI All Cntry Wd. Ex-US, 40 % LBAG Index	5.90%	—	—	—

Lipper Balanced Fund Average	2.90%	—	—	—

CHANGE IN VALUE  For periods ended 6/30/03

Past performance is no guarantee of future results.

4    PIMCO Funds Annual Report  |  6.30.03

A BLEND STOCK FUND

PIMCO CCM Capital Appreciation Fund

•	PIMCO CCM Capital Appreciation Fund seeks capital appreciation by investing at least 65% of its assets in common stocks of companies with larger capitalizations that have improving fundamentals and reasonable valuations.

•	The Fund’s Institutional Class Shares returned –3.77% for the one-year ended June 30, 2003 versus a 0.25% return for the Fund’s benchmark, the S&P 500 Index.

•	Stocks had mixed results during the past year, with early volatility offset by strong performance later in the period. Responding favorably to the resolution in Iraq and the passage of the Bush tax stimulus package, the broad market experienced double digit gains in the second quarter of 2003. Riskier sectors experienced the most volatility as well as the greatest gains in this environment, as investors lost and then regained confidence in an economic recovery.

•	At first, the Fund’s prudent technology stock selection had a positive impact on relative performance, as the sector experienced volatility in the third quarter of 2002. Yet this exposure ultimately detracted from returns, as technology stocks—especially those with weaker fundamentals that were not in the portfolio—rallied the most. Still, a focus on business productivity technology positioned the Fund to benefit from a technology spending turnaround.

•	The Fund’s exposure to healthcare stocks also hurt overall performance, as investors overlooked more defensive issues in favor of more speculative areas of the market. Healthcare stocks started to have a positive impact on the Fund in early 2003, with medical devices leading the way. Good stock selection in the pharmaceutical sector also contributed to performance, with specialty pharmaceutical holdings posting solid gains.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 6/30/03

	1 year	5 year	10 year	Inception

PIMCO CCM Capital Appreciation Fund Institutional Class (Incept. 3/8/91)	–3.77%	–0.01%	10.51%	11.86%

PIMCO CCM Capital Appreciation Fund Administrative Class (Incept. 7/31/96)	–3.76%	–0.21%	—	8.99%

S&P 500 Index	0.25%	–1.61%	10.04%	—

Lipper Multi-Cap Core Fund Average	–0.42%	–0.29%	8.75%	—

CHANGE IN VALUE  For periods ended 6/30/03

Past performance is no guarantee of future results.

6.30.03  |  PIMCO Funds Annual Report    5

AN INTERNATIONAL STOCK FUND

PIMCO CCM Emerging Companies Fund

•	PIMCO CCM Emerging Companies Fund seeks long-term growth of capital by normally investing at least 65% of its assets in common stocks of companies with very large market capitalizations that have improving fundamentals and whose stock is reasonably valued by the market.

•	For the one-year period ended June 30, 2003, the Fund’s Institutional Class Shares returned 3.50%, outperforming the Russell 2000 Index’s return of –1.64% and the Lipper Small-Cap Growth Fund Average return of –1.29%.

•	Stocks had mixed results during the past year, with early volatility offset by strong performance later in the period. Responding favorably to the resolution of war in Iraq and the passage of the Bush tax stimulus package, the broad market experienced double-digit gains in the second quarter of 2003. Riskier sectors experienced the most volatility as well as the greatest gains in this environment, as investors doubted and then regained confidence in an economic recovery.

•	While the Fund missed out on the high beta technology rally during the fourth quarter, technology holdings greatly contributed to overall outperformance for the year. The second quarter tech rally was exceptionally strong, as this rally was led by small-cap stocks including storage, security and parts of the telecom market. In particular, White Electronic Designs has posted several quarters of earnings estimate outperformance.

•	Healthcare contributed positively to Fund performance on an absolute basis for every quarter except the fourth quarter of 2002. In particular, medical instrument manufacturers and suppliers experienced weakness in the fourth quarter.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 6/30/03

	1 year	5 year	10 year	Inception

PIMCO CCM Emerging Companies Fund Institutional Class (Incept. 6/25/93)	3.50%	4.44%	14.22%	14.18%

PIMCO CCM Emerging Companies Fund Administrative Class (Incept. 4/01/96)	3.27%	4.18%	—	11.26%

Russell 2000 Index	–1.64%	0.97%	8.24%	—

Lipper Small-Cap Growth Fund Average	–1.29%	0.02%	7.48%	—

CHANGE IN VALUE  For periods ended 6/30/03

Past performance is no guarantee of future results.

6    PIMCO Funds Annual Report  |  6.30.03

A GROWTH STOCK FUND

PIMCO CCM Focused Growth Fund (formerly PIMCO CCM Mega-Cap Fund)

•	PIMCO CCM Focused Growth Fund seeks long-term growth of capital by normally investing at least 80% of its assets in common stocks of companies with very large market capitalizatons.

•	For the one-year period ended June 30, 2003, the Fund’s Institutional Class Shares returned 0.53%, outperforming the S&P 500 Index’s return of 0.25%.

•	Stocks had mixed results during the past year, with early volatility offset by strong performance later in the period. Responding favorably to the resolution of war in Iraq and the passage of the Bush tax stimulus package, the broad market experienced double-digit gains in the second quarter of 2003. Riskier sectors experienced the most volatility as well as the greatest gains in this environment, as investors doubted and then regained confidence in an economic recovery.

•	Technology exposure negatively affected the Fund over the past year. At first, the Fund’s underweighting of technology and avoidance of the riskier issues had a positive impact on relative performance, as the sector experienced volatility in the third quarter of 2002. Yet this exposure ultimately detracted from returns, as tech stocks—especially those with weaker fundamentals that were not in the portfolio—posted the largest gains over the remainder of the year.

•	Healthcare stock selection hindered Fund performance during the fourth quarter’s high beta rally. However, the sector was a net positive for the Fund as prudent stock selection in 2003 substantially contributed to Fund performance. Wyeth, Pfizer and Gilead Sciences have all posted strong gains so far this year.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 6/30/03

	1 year	5 year	10 year	Inception

PIMCO CCM Focused Growth Fund Institutional Class (Incept. 8/31/99)	0.53%	—	—	–10.99%

S&P 500 Index	0.25%	—	—	—

Lipper Multi-Cap Growth Fund Average	2.15%	—	—	—

CHANGE IN VALUE  For periods ended 6/30/03

Past performance is no guarantee of future results.

6.30.03  |  PIMCO Funds Annual Report    7

A BLEND STOCK FUND

PIMCO CCM Mid-Cap Fund

•	PIMCO CCM Mid-Cap Fund seeks growth of capital by normally investing at least 80% of its assets in common stocks of companies with medium market capitalizations.

•	For the one-year period ended June 30, 2003, the Fund’s Institutional Class Shares returned –2.22%, compared with a return of –5.97% for the Russell Mid-Cap Index.

•	Stocks had mixed results during the past year, with early volatility offset by strong performance later in the period. Responding favorably to the resolution of war in Iraq and the passage of the Bush tax stimulus package, the broad market experienced double-digit gains in the second quarter of 2003. Riskier sectors experienced the most volatility as well as the greatest gains in this environment, as investors lost and then regained confidence in an economic recovery.

•	In this environment, technology exposure was a net negative for Fund performance. Initially, the Fund’s focus on higher-quality tech stocks aided results amid a pronounced sell-off in the third quarter of 2002. Yet this positioning detracted from returns in subsequent quarters, as technology stocks with weaker fundamentals—which did not fit into the Fund’s growth strategy and were not in the portfolio—experienced the biggest rally during the stock market run-up.

•	Overall, stock selection and a continued overweighting in the healthcare sector benefited the Fund during the period.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 6/30/03

	1 year	5 year	10 year	Inception

PIMCO CCM Mid-Cap Fund Institutional Class (Incept. 8/26/91)	–2.22%	1.33%	10.39%	11.48%

PIMCO CCM Mid-Cap Fund Administrative Class (Incept. 11/30/94)	–2.41%	1.10%	—	11.79%

Russell Mid-Cap Index	–5.97%	1.55%	9.78%	—

Lipper Mid-Cap Core Fund Average	–0.23%	4.82%	10.25%	—

CHANGE IN VALUE  For periods ended 6/30/03

Past performance is no guarantee of future results.

8    PIMCO Funds Annual Report  |  6.30.03

A VALUE STOCK FUND

PIMCO NFJ Basic Value Fund

•	PIMCO NFJ Basic Value Fund seeks long-term growth of capital and income by normally investing at least 65% of its assets in the common stocks of companies with market capitalizations of more than $2 billion at the time of investment and below average P/E ratios relative to the market and their respective industry groups.

•	The Fund’s Institutional Class Shares returned –2.99% for the fiscal year ended June 30, 2003, versus the –0.65% return from the Fund’s benchmark, the Russell Mid-Cap Value Index. The Fund continues to track the benchmark’s performance over the longer-term, with Institutional shares returning 8.39% for the three years ending June 30, 2003 and the Russell Mid-Cap Value Index returning 7.86%.

•	Value stocks saw two very different markets during the year covered by this report. In the third quarter of 2002 and first quarter of 2003, investor confidence waned amid economic and geopolitical uncertainty. Value stocks, which tend to be more defensive, demonstrated strength in this environment. However, investors favored more speculative areas as conditions improved in the fourth quarter of 2002 and second quarter of 2003, causing value stocks to lag.

•	The Fund’s performance was strong relative to its benchmark during the first half of the reporting period. But sector strategies that worked well in this environment hindered the Fund during the market’s later recovery. In particular, the Fund’s relative performance was hurt by its underweighting in healthcare and technology. The Fund’s exposure to consumer staples was also a drag on performance.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 6/30/03

	1 year	5 year	10 year	Inception

PIMCO NFJ Basic Value Fund Institutional Class (Incept. 5/8/00)	–2.99%	—	—	6.98%

Russell Mid-Cap Value Index	–0.65%	—	—	—

Lipper Mid-Cap Value Fund Average	0.62%	—	—	—

CHANGE IN VALUE  For periods ended 6/30/03

Past performance is no guarantee of future results.

6.30.03  |  PIMCO Funds Annual Report    9

A VALUE STOCK FUND

PIMCO NFJ Equity Income Fund

•	PIMCO NFJ Equity Income Fund seeks current income as a primary objective and long-term growth of capital as a secondary objective by normally investing at least 80% of its assets in equity securities. The Fund invests a significant portion of its assets in dividend-paying common stocks of companies with market capitalizations of more than $2 billion at the time of investment.

•	For the one-year period ending June 30, 2003, PIMCO NFJ Equity Income Fund’s Institutional Class Shares returned 0.92%, outperforming the 0.25% return of its benchmark (S&P 500 Index) and the –1.93% return of the Lipper Equity Income Fund Average.

•	Value stocks saw two very different markets during the year covered by this report. In the third quarter of 2002 and first quarter of 2003, investor confidence waned amid economic and geopolitical uncertainty. Value stocks, which tend to be more defensive, demonstrated strength in this environment. However, investors favored more speculative areas as conditions improved in the fourth quarter of 2002 and second quarter of 2003, causing value stocks to lag.

•	The Fund’s strict value discipline served it well during the early part of the reporting period. Specifically, the Fund’s relative performance through the first six months was helped by an underweighting in technology, which posted significant losses.

•	These same strengths turned around to hinder relative performance in the second half of the reporting period. In particular, the Fund’s underweighting in technology hurt relative performance when this sector performed well in the first half of 2003.

•	The Fund’s focus on dividend-paying stocks proved to be beneficial in the fourth quarter of 2002, as investors bid up these stocks in anticipation of a dividend tax reform law being passed. However, the Fund was hurt in the first half of 2003 as dividend-paying stocks significantly underperformed non-dividend-paying stocks.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 6/30/03

	1 year	5 year	10 year	Inception

PIMCO NFJ Equity Income Fund Institutional Class (Incept. 5/8/00)	0.92%	—	—	8.25%

PIMCO NFJ Equity Income Fund Administrative Class (Incept. 5/8/00)	0.72%	—	—	7.99%

S&P 500 Index	0.25%	—	—	—

Lipper Equity Income Fund Average	–1.93%	—	—	—

CHANGE IN VALUE  For periods ended 6/30/03

Past performance is no guarantee of future results.

10    PIMCO Funds Annual Report  |  6.30.03

A VALUE STOCK FUND

PIMCO NFJ Small-Cap Value Fund

•	PIMCO NFJ Small-Cap Value Fund seeks long-term growth of capital and income by normally investing at least 80% of its assets in companies with market capitalizations of between $100 million and $1.5 billion at the time of investment.

•	The Fund’s Institutional Class Shares returned 2.28% for the one-year period ended June 30, 2003, versus –1.63% for the Fund’s benchmark, the Russell 2000 Index. It also outperformed its Lipper Average, which returned –3.10% for the same time period.

•	Value stocks saw two very different markets during the year covered by this report. In the third quarter of 2002 and first quarter of 2003, investor confidence waned amid economic and geopolitical uncertainty. Value stocks, which tend to be more defensive, demonstrated strength in this environment. However, investors favored more speculative areas as conditions improved in the fourth quarter of 2002 and second quarter of 2003, causing value stocks to lag.

•	The Fund benefited from its deep-value, style-pure investment process for much of the past year. In particular, the Fund was helped by its exposure to real estate investment trusts (REITs), especially healthcare REITs such as Health Care Property and Health care Realty Trust.

•	The Fund benefited from an overweight in energy. Investors bid up energy stocks due to the unseasonably cold weather in much of the country and geopolitical concerns in Venezuela and the Middle East.

•	Because of continued market volatility, the portfolio’s diversification across industries continued to benefit the portfolio during the past year. This strategy continued to help limit downside risk while enabling the Fund to be invested in undervalued stocks in a variety of sectors.

•	The Fund was negatively affected by its substantial underweighting of technology stocks, which experienced a dramatic rally in the first half of 2003. However, the Fund’s strict value discipline continues to preclude it from having any significant exposure to technology.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 6/30/03

	1 year	5 year	10 year	Inception

PIMCO NFJ Small-Cap Value Fund Institutional Class (Incept. 10/1/91)	2.28%	6.92%	12.12%	12.95%

PIMCO NFJ Small-Cap Value Fund Administrative Class (Incept. 11/1/95)	1.93%	6.61%	—	12.48%

Russell 2000 Index	–1.63%	0.96%	8.24%	—

Lipper Small-Cap Value Fund Average	–3.10%	5.34%	9.99%	—

CHANGE IN VALUE  For periods ended 6/30/03

Past performance is no guarantee of future results.

6.30.03  |  PIMCO Funds Annual Report    11

A BLEND STOCK FUND

PIMCO PEA Growth & Income Fund

•	PIMCO PEA Growth & Income Fund seeks long-term growth of capital and current income by normally investing at least 65% of its assets in securities of companies with market capitalizations of greater than $5 billion. The Fund may invest up to 75% of its assets in securities selected for their growth potential and will normally invest at least 25% of its assets in securities selected for their income potential.

•	The Fund’s Institutional Class Shares returned –4.81% for the fiscal year ended June 30, 2003 versus a 0.25% return for the Fund’s benchmark, the S&P 500 Index.

•	The outlook for U.S. equities improved greatly over the past 12 months, as late 2002 volatility gave way to greater investor optimism, and broad stock market gains, in the first half of 2003.

•	Early in the period, the stock market experienced significant losses with only the most defensive areas of the market performing well. In this environment, the Fund turned in a strong relative performance. The portfolio benefited from its exposure to healthcare stocks during this time, especially HMOs and pharmaceutical companies. Consumer staples holdings also aided performance, with stocks such as Procter & Gamble performing well.

•	As the period progressed, however, the Fund was hurt by its underweighting of the technology sector, which experienced a dramatic rally in late 2002.

•	Exposure to the basic materials and consumer discretionary sectors also hurt Fund performance as these sectors bore significant downward pressure.

•	The equity markets mounted a considerable turnaround in the second quarter of 2003, thanks in part to the quick resolution of war in Iraq and plenty of fiscal and monetary stimuli. In this environment, the Fund trailed its benchmark slightly but still posted strong absolute gains. Technology and consumer discretionary holdings slightly underperformed the benchmark, while financial services exposure produced strong relative gains.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 6/30/03

	1 year	5 year	10 year	Inception

PIMCO PEA Growth & Income Fund Institutional Class (Incept. 12/28/94)	–4.81%	5.37%	—	12.88%

PIMCO PEA Growth & Income Fund Administrative Class (Incept. 4/16/01)	–5.17%	—	—	–12.34%

S&P 500 Index	0.25%	–1.61%	—	—

Lipper Large-Cap Core Fund Average	–1.94%	–2.71%	—	—

CHANGE IN VALUE  For periods ended 6/30/03

Past performance is no guarantee of future results.

12    PIMCO Funds Annual Report  |  6.30.03

A GROWTH STOCK FUND

PIMCO PEA Growth Fund

•	PIMCO PEA Growth Fund seeks to achieve long-term growth of capital by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of at least $5 billion at the time of investment.

•	The Fund’s Institutional Class Shares returned –7.46% for the fiscal year ended June 30, 2003 versus a 0.25% return for the Fund’s benchmark, the S&P 500 Index.

•	The outlook for U.S. equities improved greatly over the past 12 months, as late 2002 volatility gave way to greater investor optimism, and broad stock market gains, in the first half of 2003.

•	The Fund’s focus on companies with high earnings quality generated mixed results for the portfolio as investors turned from defensive to more speculative areas over the course of the fiscal year.

•	Early in the period, the Fund added to consumer staples holdings and trimmed its technology exposure. It also steered clear of semiconductors, as there was little evidence to support an expected pickup in personal computer (PC) demand.

•	However, the Fund’s underweighting of technology stocks in the fourth quarter of 2002 hindered performance as the technology sector experienced a large rebound during this period. Exposure to defense contractors such as Lockheed Martin also hurt performance. Lockheed Martin is no longer held in the portfolio.

•	Toward the end of the period, the equity markets mounted a considerable turnaround, thanks in part to the quick resolution of war in Iraq and plenty of fiscal and monetary stimuli. In this environment, underweight positions in healthcare and consumer staples hindered Fund performance as these sectors experience strong rallies. An overweighting in financials and solid gains across the technology and consumer discretionary sectors helped to support the portfolio.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 6/30/03

	1 year	5 year	10 year	Inception

PIMCO PEA Growth Fund Institutional Class (Incept. 3/31/99)	–7.46%	—	—	–10.60%

PIMCO PEA Growth Fund Administrative Class (Incept. 3/31/99)	–7.74%	—	—	–10.90%

S&P 500 Index	0.25%	—	—	—

Lipper Large-Cap Growth Fund Average	–0.74%	—	—	—

CHANGE IN VALUE  For periods ended 6/30/03

Past performance is no guarantee of future results.

6.30.03  |  PIMCO Funds Annual Report    13

A SECTOR - RELATED STOCK FUND

PIMCO PEA Innovation Fund

•	PIMCO PEA Innovation Fund seeks to achieve capital appreciation by normally investing at least 65% of its assets in common stocks of companies which utilize new, creative or different, or “innovative” technologies to gain a strategic competitive advantage in their industry, as well as companies that provide and service those technologies.

•	For the 12-month period ending June 30, 2003, PIMCO PEA Innovation Fund underperformed the S&P 500 Index and the NASDAQ Composite Index. The Fund’s Institutional Class Shares returned –3.52%. The NASDAQ Composite Index returned 10.91% and the S&P 500 Index returned 0.25% for the same period.

•	Overcoming an initial sell-off at the beginning of the reporting period, the technology sector rebounded strongly, finishing the 12-month period in positive territory. There were a number of factors fueling this rally, most notably the formal end of the Iraq war, heavy U.S. monetary and fiscal stimuli and the passage of favorable new tax legislation.

•	The Fund’s underperformance was largely due to its results early in the period, when it was hurt by its overweighting of more cyclical areas of technology. The portfolio’s software holdings also negatively affected performance, as uncertainty about the economy left companies reluctant to purchase new software.

•	Nonetheless, the Fund’s cyclical positioning, which caused it to underperform in the third quarter, enabled it to outperform as the fiscal year progressed. Semiconductors showed particular strength during the period, with stocks such as Atmel experiencing substantial gains.

•	The Fund further benefited from its exposure to the Internet industry, an area that experienced particular strength during the quarter. Specifically, Yahoo and eBay posted significant gains. eBay is no longer in the portfolio.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 6/30/03

	1 year	5 year	10 year	Inception

PIMCO PEA Innovation Fund Institutional Class (Incept. 3/5/99)	–3.52%	—	—	–14.21%

PIMCO PEA Innovation Fund Administrative Class (Incept. 3/10/00)	–3.55%	—	—	–43.56%

NASDAQ Composite Index	10.91%	—	—	—

S&P 500 Index	0.25%	—	—	—

Lipper Science & Technology Fund Average	7.33%	—	—	—

CHANGE IN VALUE  For periods ended 6/30/03

Past performance is no guarantee of future results.

14    PIMCO Funds Annual Report  |  6.30.03

A GROWTH STOCK FUND

PIMCO PEA Opportunity Fund

•	The Fund seeks to achieve capital appreciation by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of less than $2 billion at the time of investment.

•	The Fund’s Institutional Class Shares returned 3.55% for the fiscal year ended June 30, 2003, beating the Fund’s benchmark, the Russell 2000 Growth Index, which returned 0.67%. The Fund also outperformed its Lipper average, which returned –1.28% for the same period.

•	The outlook for U.S. equities improved greatly over the past 12 months, as third quarter 2002 weakness gave way to greater investor optimism, and broad stock market gains, in the following nine months.

•	Overall, the Fund’s sector positioning helped it to outperform in the past year. In particular, the Fund benefited from its overweighting of the energy sector. Energy stocks were bid up for much of the past year on geopolitical concerns in Venezuela and the Middle East, as well as an unseasonably cold winter for much of the United States.

•	The Fund’s underweighting of financial services stocks positively affected performance for much of the year, although financial stocks rallied in the second quarter of 2003.

•	The Fund benefited from its market weight exposure to the technology sector, as tech stocks substantially outperformed the broad market during the past year.

•	The Fund’s underweighting of the healthcare sector negatively affected performance, as healthcare stocks posted solid overall gains.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 6/30/03

	1 year	5 year	10 year	Inception

PIMCO PEA Opportunity Fund Institutional Class (Incept. 3/31/99)	3.55%	—	—	0.93%

PIMCO PEA Opportunity Fund Administrative Class (Incept. 3/31/99)	3.25%	—	—	0.79%

Russell 2000 Growth Index	0.67%	—	—	—

Lipper Small-Cap Growth Fund Average	-1.28%	—	—	—

CHANGE IN VALUE  For periods ended 6/30/03

Past performance is no guarantee of future results.

6.30.03  |  PIMCO Funds Annual Report    15

A VALUE STOCK FUND

PIMCO PEA Renaissance Fund

•	The Fund seeks long-term growth of capital and income by normally investing at least 65% of its assets in common stocks of companies with below-average valuations whose business fundamentals are expected to improve.

•	The Fund’s Institutional Class Shares returned –5.60% for the one-year period ended June 30, 2003, underperforming the Fund’s benchmark, the Russell Mid-Cap Value Index, which returned –0.65%.

•	Despite underperformance for the year, the Fund (18.38%) outperformed its benchmark index (13.11%) and Lipper Average (14.31) for the six months ended June 30, 2003. In addition, it continues to meaningfully outperform over the longer term.

•	The outlook for U.S. equities improved greatly over the past 12 months, as late 2002 volatility gave way to greater investor optimism, and broad stock market gains, in the first half of 2003.

•	The Fund was hurt by its exposure to cyclical stocks, which underperformed significantly in the third quarter of 2002 and the first quarter of 2003. In particular, semiconductor stocks such as Micron Technology proved to be a drag on performance.

•	However, this cyclical positioning aided performance in the fourth quarter of 2002 and especially in the second quarter of 2003, as investors began to anticipate an economic recovery. The Fund’s overweighting of technology stocks, primarily commodity technology issues, benefited performance during these periods.

•	The Fund benefited from its overweight position in energy for much of the past year. In particular, Nabors Industries and Valero Energy performed well.

•	The Fund’s performance was also helped by good stock selection in the consumer discretionary sector.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 6/30/03

	1 year	5 year	10 year	Inception

PIMCO PEA Renaissance Fund Institutional Class (Incept. 12/30/97)	–5.60%	9.59%	—	11.30%

PIMCO PEA Renaissance Fund Administrative Class (Incept. 8/31/98)	–5.44%	—	—	14.84%

Russell Mid-Cap Value Index	–0.65%	4.07%	—	—

Lipper Multi-Cap Value Fund Average	0.62%	4.97%	—	—

CHANGE IN VALUE  For periods ended 6/30/03

Past performance is no guarantee of future results.

16    PIMCO Funds Annual Report  |  6.30.03

A GROWTH STOCK FUND

PIMCO PEA Target Fund

•	The Fund seeks to achieve capital appreciation by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of between $1 billion and $10 billion at the time of investment.

•	The Fund’s Institutional Class Shares returned 0.52% for the fiscal year ended June 30, 2003 versus 7.36% for the Fund’s benchmark, the Russell Mid-Cap Growth Index.

•	The outlook for U.S. equities improved greatly over the past 12 months, as late 2002 volatility gave way to greater investor optimism, and broad stock market gains, in the first half of 2003.

•	The Fund’s focus on higher quality stocks was a drag on performance for much of the year, as investors flocked to lower quality, higher beta issues during the two market rallies that occurred during the period.

•	Generally, holdings in the healthcare sector posted solid gains during the period. In particular, medical equipment maker St. Jude Medical fared well, as investors favored defensive areas of the stock market. However, the Fund’s exposure to King Pharmaceuticals hurt performance in the first half of 2003, as the stock fell on concerns over potential generic drug competition for its lead product, Altace. The stock is no longer held in the portfolio.

•	Consumer discretionary holdings also aided results. In particular, MGM Mirage and Coach were standouts despite concerns over consumer weakness.

•	The Fund’s overweighting of the technology sector was an overall positive for returns, as tech stocks substantially outperformed the broad market during the period. This overweighting was particularly beneficial to performance in the fourth quarter of 2002 and the second quarter of 2003, when tech stocks rallied dramatically.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 6/30/03

	1 year	5 year	10 year	Inception

PIMCO PEA Target Fund Institutional Class (Incept. 3/31/99)	0.52%	—	—	0.93%

PIMCO PEA Target Fund Administrative Class (Incept. 3/31/99)	0.37%	—	—	0.92%

Russell Mid-Cap Growth Index	7.36%	—	—	—

S&P Mid-Cap 400 Index	–0.73%	—	—	—

Lipper Mid-Cap Growth Fund Average	0.05%	—	—	—

CHANGE IN VALUE  For periods ended 6/30/03

Past performance is no guarantee of future results.

6.30.03  |  PIMCO Funds Annual Report    17

A VALUE STOCK FUND

PIMCO PEA Value Fund

•	PIMCO PEA Value Fund seeks long-term growth of capital and income by normally investing at least 65% of its assets in common stocks of companies with market capitalizations of more than $5 billion at the time of investment and below-average valuations whose business fundamentals are expected to improve.

•	The Fund’s Institutional Class Shares returned –2.40% for the one-year period ended June 30, 2003, slightly underperforming the Fund’s benchmark, the Russell 1000 Value Index, which returned –1.02%. The Fund’s Lipper Average returned –0.49% for the same period.

•	Despite underperformance for the year, the Fund (17.06%) outperformed its benchmark index (11.57%) and Lipper Average (12.33%) for the six months ended June 30, 2003. In addition, it continues to meaningfully outperform over the longer term.

•	The Fund was hurt by its exposure to cyclical stocks, which underperformed significantly in the third quarter of 2002 and the first quarter of 2003. In particular, semiconductor stocks such as Micron Technology proved to be a drag on performance.

•	However, this cyclical positioning aided performance in the fourth quarter of 2002 and especially in the second quarter of 2003, as investors began to anticipate an economic recovery. The Fund’s overweighting of technology stocks, primarily commodity technology issues, benefited performance during these periods.

•	The Fund benefited from its overweight position in energy for much of the past year. Geopolitical concerns in Venezuela and the Middle East, as well as an unseasonably cold winter, resulted in an increase in energy prices.

•	The Fund’s exposure to the financial sector hurt performance in the second half of 2002 but aided performance in the first half of 2003. For example, J.P. Morgan Chase posted a significant loss in the back half of 2002 but experienced a significant rebound in the front half of 2003.

•	The Fund has benefited from holdings such as Valero Energy and J.C. Penney, which performed well for much of this 12-month period. Valero Energy is no longer held in the portfolio.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 6/30/03

	1 year	5 year	10 year	Inception

PIMCO PEA Value Fund Institutional Class (Incept. 12/30/91)	–2.40%	7.19%	12.96%	13.09%

PIMCO PEA Value Fund Administrative Class (Incept. 8/21/97)	–2.65%	7.07%	—	8.01%

Russell 1000 Value Index	–1.02%	1.06%	10.68%	—

Lipper Multi-Cap Value Fund Average	–0.49%	1.65%	9.73%	—

CHANGE IN VALUE  For periods ended 6/30/03

Past performance is no guarantee of future results.

18    PIMCO Funds Annual Report  |  6.30.03

A TAX - MANAGED FUND

PIMCO PPA Tax-Efficient Equity Fund

•	PIMCO PPA Tax-Efficient Equity Fund seeks maximum after-tax growth of capital, attempting to provide a total return which exceeds the return of the S&P 500 Index by normally investing in a broadly diversified portfolio of at least 200 common stocks.

•	The Fund’s Institutional Class Shares returned 0.44% for the one-year period ending June 30, 2003, versus 0.25% for the Fund’s benchmark, the S&P 500 Index.

•	The stock market seemed to turn a corner in the 12-month period covered by this report. A number of positive developments, including the resolution of the Iraq war and the passage of favorable tax legislation, caused a prolonged equity rally in the first half of 2003.

•	The Fund’s sector strategy positively contributed to performance, but stock selection within the sectors hindered performance, resulting in the overall strategy pacing the market.

•	Performance was aided by a structural overweight towards healthcare, technology and consumer services, the best performing sectors of the past 12 months.

•	The Fund also benefited from being tilted away from the worst performing sectors: transportation, consumer durables and raw materials.

•	The Fund’s stock selection struggled, especially in the second quarter of 2003, as investors based their decisions not on current earnings momentum but instead on expectations for substantial earnings growth in the second half of the year.

•	As expected, the Fund did not make a capital gains distribution this past year.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 6/30/03

	1 year	5 year	10 year	Inception

PIMCO PPA Tax-Efficient Equity Fund Institutional Class (Incept. 7/2/99)	0.44%	—	—	–7.54%

after taxes on distributions	0.41%	—	—	–2.88%

after taxes on distributions & redemptions of fund shares	0.27%	—	—	–2.27%

PIMCO PPA Tax-Efficient Equity Fund Administrative Class (Incept. 9/30/98)	0.17%	—	—	–0.31%

after taxes on distributions	0.15%	—	—	–3.16%

after taxes on distributions & redemptions of fund shares	0.10%	—	—	–2.50%

S&P 500 Index	0.25%	—	—	—

Lipper Large-Cap Core Fund Average	–1.94%	—	—	—

CHANGE IN VALUE  For periods ended 6/30/03

Past performance is no guarantee of future results.

6.30.03  |  PIMCO Funds Annual Report    19

A TAX - MANAGED FUND

PIMCO PPA Tax-Efficient Structured Emerging Markets Fund

•	PIMCO PPA Tax-Efficient Structured Emerging Markets Fund seeks long-term growth of capital and to achieve superior after-tax returns by normally investing at least 80% of the Fund’s assets in common stocks of companies located in, or whose principal business operations are based in, emerging markets.

•	For the one-year period ended June 30, 2003, the Fund’s Institutional Class Shares posted a return of 17.71%, handily outperforming the Lipper Emerging Markets Fund Average return of 5.26%.

•	The Fund’s performance during this period was driven by the manager’s long-term strategy of emphasizing the smaller emerging markets, which are often undervalued and neglected but can show dramatic results. For example, many emerging European markets had significant rallies in the period in anticipation of the economic benefits of their inclusion in the European Union in 2004. In particular, the Fund’s exposure to Poland, Russia and Estonia helped performance. Also, many African markets rallied due to lower interest rates and a renewed interest by the U.S. in stabilizing that region as part of its strategy on containing terrorism.

•	Despite a U.S. market downturn in the third quarter, smaller emerging markets performed well, which benefited the Fund. In particular, the Fund’s exposure to Eastern European and Middle Eastern/North African countries, such as Czech Republic, Hungary, Egypt and Morocco, positively contributed to performance. While the market downturns in Japan, Germany and the United States affected larger emerging markets, the smaller emerging markets were better insulated.

•	The Fund’s underweighting of Korea, which helped performance in the fourth quarter as Korea showed relative weakness, proved to be a significant detractor from performance in the second quarter of 2003 as the country experienced a dramatic rally sparked by the conclusion of the Iraq war.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 6/30/03

	1 year	5 year	10 year	Inception

PIMCO PPA Tax-Effic. Struct. Emerg. Mrkts. Fund Institutional Class (Incept. 6/30/98)	17.71%	7.03%	—	7.03%

after taxes on distributions	15.10%	6.08%	—	6.08%

after taxes on distributions & redemptions of fund shares	9.52%	5.13%	—	5.13%

IFC Investable Composite Index	8.16%	3.77%	—	—

Lipper Emerging Markets Funds Average	5.26%	2.10%	—	—

CHANGE IN VALUE  For periods ended 6/30/03

Past performance is no guarantee of future results.

20    PIMCO Funds Annual Report  |  6.30.03

Footnotes

Past performance is no guarantee of future results. Investment return will fluctuate and the value of an investor’s shares will fluctuate and may be worth more or less than original cost when redeemed. The average annual total return measures performance assuming that all dividend and capital gain distributions were reinvested. Returns shown do not reflect the deduction of taxes that a shareholder would pay (i) on fund distributions or (ii) the redemption of fund shares. All share classes have the same portfolio but different expenses. The Growth of $5 million chart represents a change in value of each Fund’s shares for month-end periods and does not take into account any sales charges or expenses. Lipper, Inc. calculates the Lipper Averages. It is the total return performance average of funds that are tracked by Lipper that have the same Fund Classification. Lipper does not take into account sales charges. Returns are for the actual share class unless otherwise indicated. The Funds may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to the following: derivative risk, small company risk, foreign security risk, high yield security risk and specific sector investment risks. A fund investing in derivatives could lose more than the principal amount invested and is subject to the risk of the issuer’s ability to meet payments on obligations. Investing in foreign securities may entail risk due to foreign economic and political developments and this risk may be enhanced when investing in emerging markets. An investment in high-yield securities generally involves greater risk to principal than an investment in higher-rated securities. Investing in smaller companies may entail greater risk than larger companies, including higher volatility. Concentrating on investments in individual sectors may add additional risk and additional volatility compared to a diversified equity fund. This material is authorized for use only when preceded or accompanied by the current PIMCO Funds, Multi-Manager Series prospectus, which describes in greater detail the investment policies, management fees and other matters of interest to prospective investors. Please read the prospectus carefully before you invest or send money.

PIMCO Advisors Distributors LLC,

2187 Atlantic Street, Stamford, CT, 06902,

www.pimcoadvisors.com, 1-888-87-PIMCO.

Not FDIC Insured | May Lose Value | No Bank Guarantee

6.30.03  |  PIMCO Funds Annual Report    21

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

Asset Allocation Fund
Institutional Class
06/30/2003	$9.26	$0.26	(a)	$0.05	(a)	$0.31	$(0.28)	$0.00

06/30/2002	9.94	0.40	(a)	(0.78	)(a)	(0.38)	(0.30)	0.00

06/30/2001	11.50	0.67	(a)	(0.80	)(a)	(0.13)	(0.64)	(0.69)

06/30/2000	11.27	0.63	(a)	0.45	(a)	1.08	(0.41)	(0.44)

02/26/1999 - 06/30/1999	10.55	0.09	(a)	0.73	(a)	0.82	(0.10)	0.00

Administrative Class
06/30/2003	9.27	0.27	(a)	0.04	(a)	0.31	(0.26)	0.00

06/30/2002	9.93	0.12	(a)	(0.49	)(a)	(0.37)	(0.29)	0.00

06/30/2001	11.50	0.65	(a)	(0.82	)(a)	(0.17)	(0.62)	(0.69)

06/30/2000	11.27	0.60	(a)	0.45	(a)	1.05	(0.38)	(0.44)

02/26/1999 - 06/30/1999	10.55	0.09	(a)	0.72	(a)	0.81	(0.09)	0.00

CCM Capital Appreciation Fund
Institutional Class
06/30/2003	$14.83	$0.04	(a)	$(0.60	)(a)	$(0.56)	$0.00	$0.00

06/30/2002	17.72	0.08	(a)	(2.93	)(a)	(2.85)	(0.04)	0.00

06/30/2001	27.10	0.12	(a)	(1.38	)(a)	(1.26)	(0.14)	(7.98)

06/30/2000	26.84	0.08	(a)	5.29	(a)	5.37	(0.11)	(5.00)

06/30/1999	26.13	0.16	(a)	2.35	(a)	2.51	(0.15)	(1.65)

Administrative Class
06/30/2003	14.59	0.01	(a)	(0.56	)(a)	(0.55)	0.00	0.00

06/30/2002	17.46	0.04	(a)	(2.88	)(a)	(2.84)	(0.03)	0.00

06/30/2001	26.85	0.06	(a)	(1.36	)(a)	(1.30)	(0.11)	(7.98)

06/30/2000	26.64	0.01	(a)	5.25	(a)	5.26	(0.05)	(5.00)

06/30/1999	25.99	0.09	(a)	2.34	(a)	2.43	(0.13)	(1.65)

CCM Emerging Companies Fund
Institutional Class
06/30/2003	$21.62	$(0.20	)(a)	$0.53	(a)	$0.33	$0.00	$(2.25)

06/30/2002	23.34	(0.22	)(a)	1.20	(a)	0.98	0.00	(2.70)

06/30/2001	25.12	(0.16	)(a)	0.98	(a)	0.82	0.00	(2.60)

06/30/2000	20.00	(0.19	)(a)	5.31	(a)	5.12	0.00	0.00

06/30/1999	23.66	(0.14	)(a)	(2.89	)(a)	(3.03)	0.00	(0.63)

Administrative Class
06/30/2003	21.19	(0.24	)(a)	0.51	(a)	0.27	0.00	(2.25)

06/30/2002	22.99	(0.28	)(a)	1.18	(a)	0.90	0.00	(2.70)

06/30/2001	24.83	(0.22	)(a)	0.98	(a)	0.76	0.00	(2.60)

06/30/2000	19.82	(0.26	)(a)	5.27	(a)	5.01	0.00	0.00

06/30/1999	23.52	(0.19	)(a)	(2.88	)(a)	(3.07)	0.00	(0.63)

CCM Focused Growth Fund
Institutional Class
06/30/2003	$5.63	$0.00	(a)	$0.03	(a)	$0.03	$0.00	$0.00

06/30/2002	7.64	(0.01	)(a)	(1.99	)(a)	(2.00)	0.00	(0.01)

06/30/2001	13.35	(0.01	)(a)	(4.23	)(a)	(4.24)	(0.04)	(1.43)

08/31/1999 - 06/30/2000	10.00	0.00	(a)	3.35	(a)	3.35	0.00	0.00

CCM Mid-Cap Fund
Institutional Class
06/30/2003	$18.05	$0.01	(a)	$(0.41	)(a)	$(0.40)	$0.00	$0.00

06/30/2002	21.35	0.08	(a)	(3.21	)(a)	(3.13)	(0.14)	0.00

06/30/2001	30.88	0.21	(a)	(0.79	)(a)	(0.58)	(0.16)	(8.79)

06/30/2000	23.01	0.09	(a)	7.91	(a)	8.00	(0.11)	(0.02)

06/30/1999	24.09	0.12	(a)	(0.11	)(a)	0.01	(0.02)	(1.07)

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 0.70%.
(c)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 1.26% for the period ended June 30, 2000.
(d)	Ratio of expenses to average net assets excluding trustees’ expense is 1.75%.

22    PIMCO Funds Annual Report  |  6.30.03  |  See accompanying notes

Tax Basis Return of Capital	Total Distributions	Fund Redemption Fee added to Paid-in-capital	Net Asset Value End of Period	Total Return

$0.00	$(0.28)	$0.00	$9.29	3.54%

0.00	(0.30)	0.00	9.26	(3.89)

(0.10)	(1.43)	0.00	9.94	(1.41)

0.00	(0.85)	0.00	11.50	9.90

0.00	(0.10)	0.00	11.27	7.80

0.00	(0.26)	0.00	9.32	3.49

0.00	(0.29)	0.00	9.27	(3.84)

(0.09)	(1.40)	0.00	9.93	(1.73)

0.00	(0.82)	0.00	11.50	9.63

0.00	(0.09)	0.00	11.27	7.71

$0.00	$0.00	$0.00	$14.27	(3.77)%

0.00	(0.04)	0.00	14.83	(16.08)

0.00	(8.12)	0.00	17.72	(8.83)

0.00	(5.11)	0.00	27.10	22.79

0.00	(1.80)	0.00	26.84	10.57

0.00	0.00	0.00	14.04	(3.76)

0.00	(0.03)	0.00	14.59	(16.28)

0.00	(8.09)	0.00	17.46	(9.07)

0.00	(5.05)	0.00	26.85	22.49

0.00	(1.78)	0.00	26.64	10.30

$0.00	$(2.25)	$0.00	$19.70	3.50%

0.00	(2.70)	0.00	21.62	4.95

0.00	(2.60)	0.00	23.34	4.28

0.00	0.00	0.00	25.12	25.60

0.00	(0.63)	0.00	20.00	(12.66)

0.00	(2.25)	0.00	19.21	3.27

0.00	(2.70)	0.00	21.19	4.65

0.00	(2.60)	0.00	22.99	4.08

0.00	0.00	0.00	24.83	25.28

0.00	(0.63)	0.00	19.82	(12.91)

$0.00	$0.00	$0.00	$5.66	0.53%

0.00	(0.01)	0.00	5.63	(26.23)

0.00	(1.47)	0.00	7.64	(35.38)

0.00	0.00	0.00	13.35	33.54

$0.00	$0.00	$0.00	$17.65	(2.22)%

(0.03)	(0.17)	0.00	18.05	(14.71)

0.00	(8.95)	0.00	21.35	(5.33)

0.00	(0.13)	0.00	30.88	34.88

0.00	(1.09)	0.00	23.01	0.33

Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (loss) to Average Net Assets	Portfolio Turnover Rate

$1,196	0.10	%(e)(i)	2.85%	13%

26	0.10	(e)(i)	4.11	24

48	0.10	(e)(i)	6.20	39

57	0.10	(e)(i)	5.51	44

11	0.10	(e)(i)*	2.52 *	39

13,802	0.35	(f)(i)	3.09	13

15,602	0.35	(f)(i)	1.29	24

12	0.35	(f)(i)	5.96	39

12	0.35	(f)(i)	5.26	44

11	0.35	(f)(i)*	2.44 *	39

$240,130	0.70%		0.33%	161%

247,275	0.71	(b)	0.51	110

276,170	0.70		0.53	112

372,028	0.71	(b)	0.29	119

645,967	0.71	(b)	0.64	120

188,923	0.95		0.08	161

166,964	0.96	(g)	0.26	110

200,351	0.95		0.30	112

180,423	0.96	(g)	0.04	119

229,831	0.95		0.38	120

$284,187	1.50%		(1.14)%	130%

219,868	1.51	(h)	(1.03)	122

231,755	1.50		(0.71)	80

231,579	1.51	(h)	(0.90)	85

234,439	1.50		(0.71)	73

50,035	1.75		(1.40)	130

28,822	1.75		(1.30)	122

20,554	1.75		(0.99)	80

7,208	1.76	(d)	(1.19)	85

3,000	1.75		(0.97)	73

$1,916	0.70%		0.02%	232%

1,912	0.70		(0.13)	113

2,588	0.70		(0.13)	139

4,009	0.71	(c)*	0.04 *	151

$254,338	0.71	%(b)	0.08%	155%

520,160	0.71	(b)	0.41	168

538,661	0.70		0.80	153

582,715	0.71	(b)	0.35	164

581,544	0.70		0.54	85

(e)	If the investment manager had not waived the administrative expenses, the ratio of expenses to average net assets would have been 0.15%.
(f)	If the investment manager had not waived the administrative expenses, the ratio of expenses to average net assets would have been 0.40%.
(g)	Ratio of expenses to average net assets excluding trustees’ expense is 0.95%.
(h)	Ratio of expenses to average net assets excluding trustees’ expense is 1.50%.
(i)	Ratio of expenses to average net assets excluding underlying PIMCO Funds’ expenses in which the Fund invests.

See accompanying notes  |  6.30.03  |  PIMCO Funds Annual Report    23

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

CCM Mid-Cap Fund (Cont.)
Administrative Class
06/30/2003	$17.83	$(0.03	)(a)	$(0.40	)(a)	$(0.43)	$0.00	$0.00

06/30/2002	21.16	0.04	(a)	(3.23	)(a)	(3.19)	(0.14)	0.00

06/30/2001	30.70	0.15	(a)	(0.77	)(a)	(0.62)	(0.13)	(8.79)

06/30/2000	22.88	0.03	(a)	7.86	(a)	7.89	(0.05)	(0.02)

06/30/1999	23.96	0.06	(a)	(0.06	)(a)	0.00	(0.01)	(1.07)

NFJ Basic Value Fund
Institutional Class
06/30/2003	$13.17	$0.29	(a)	$(0.71	)(a)	$(0.42)	$(0.23)	$(0.26)

06/30/2002	12.64	0.27	(a)	0.52	(a)	0.79	(0.26)	0.00

06/30/2001	10.85	0.29	(a)	2.15	(a)	2.44	(0.25)	(0.40)

05/08/2000 - 06/30/2000	11.22	0.07	(a)	(0.39	)(a)	(0.32)	(0.05)	0.00

NFJ Equity Income Fund
Institutional Class
06/30/2003	$11.35	$0.35	(a)	$(0.31	)(a)	$0.04	$(0.35)	$(0.50)

06/30/2002	12.51	0.34	(a)	(0.28	)(a)	0.06	(0.36)	(0.86)

06/30/2001	9.88	0.40	(a)	2.81	(a)	3.21	(0.35)	(0.23)

05/08/2000 - 06/30/2000	10.51	0.06	(a)	(0.66	)(a)	(0.60)	(0.03)	0.00

Administrative Class
06/30/2003	11.38	0.32	(a)	(0.30	)(a)	0.02	(0.34)	(0.50)

06/30/2002	12.55	0.32	(a)	(0.29	)(a)	0.03	(0.34)	(0.86)

06/30/2001	9.87	0.38	(a)	2.80	(a)	3.18	(0.27)	(0.23)

05/08/2000 - 06/30/2000	10.50	0.07	(a)	(0.68	)(a)	(0.61)	(0.02)	0.00

NFJ Small-Cap Value Fund
Institutional Class
06/30/2003	$21.85	$0.44	(a)	$0.00	(a)	$0.44	$(0.24)	$(0.05)

06/30/2002	19.26	0.41	(a)	2.31	(a)	2.72	(0.13)	0.00

06/30/2001	14.26	0.42	(a)	4.96	(a)	5.38	(0.38)	0.00

06/30/2000	16.05	0.37	(a)	(1.82	)(a)	(1.45)	(0.34)	0.00

06/30/1999	17.68	0.32	(a)	(1.29	)(a)	(0.97)	(0.21)	(0.45)

Administrative Class
06/30/2003	21.67	0.38	(a)	0.01	(a)	0.39	(0.22)	(0.05)

06/30/2002	19.15	0.36	(a)	2.27	(a)	2.63	(0.11)	0.00

06/30/2001	14.19	0.38	(a)	4.94	(a)	5.32	(0.36)	0.00

06/30/2000	15.97	0.34	(a)	(1.81	)(a)	(1.47)	(0.31)	0.00

06/30/1999	17.63	0.29	(a)	(1.30	)(a)	(1.01)	(0.20)	(0.45)

PEA Growth & Income Fund
Institutional Class
06/30/2003	$7.03	$0.12	(a)	$(0.47	)(a)	$(0.35)	$(0.11)	$0.00

06/30/2002	9.25	0.12	(a)	(2.29	)(a)	(2.17)	(0.05)	0.00

06/30/2001	12.98	0.11	(a)	(0.16	)(a)	(0.05)	(0.05)	(3.63)

06/30/2000	15.84	(0.07	)(a)	5.81	(a)	5.74	0.00	(8.60)

06/30/1999	13.53	(0.03	)(a)	2.99	(a)	2.96	0.00	(0.65)

Administrative Class
06/30/2003	7.00	0.09	(a)	(0.46	)(a)	(0.37)	(0.08)	0.00

06/30/2002	9.23	0.09	(a)	(2.27	)(a)	(2.18)	(0.05)	0.00

04/16/2001 - 06/30/2001	8.93	0.01	(a)	0.29	(a)	0.30	0.00	0.00

PEA Growth Fund
Institutional Class
06/30/2003	$16.35	$0.03	(a)	$(1.25	)(a)	$(1.22)	$0.00	$0.00

06/30/2002	22.10	0.03	(a)	(5.62	)(a)	(5.59)	0.00	(0.16)

06/30/2001	35.17	(0.04	)(a)	(10.68	)(a)	(10.72)	0.00	(2.35)

06/30/2000	31.24	(0.14	)(a)	9.73	(a)	9.59	0.00	(5.66)

03/31/1999 - 06/30/1999	31.27	(0.01	)(a)	(0.02	)(a)	(0.03)	0.00	0.00

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding interest expense is 0.88%.
(c)	Ratio of expenses to average net assets excluding trustees’ expense is 1.10%.
(d)	Ratio of expenses to average net assets excluding trustees’ expense is 0.75%.

24    PIMCO Funds Annual Report  |  6.30.03  |  See accompanying notes

Tax Basis Return of Capital	Total Distributions	Fund Redemption Fee added to Paid-in-capital		Net Asset Value End of Period	Total Return

$0.00	$0.00	$0.00		$17.40	(2.41)%

0.00	(0.14)	0.00		17.83	(15.10)

0.00	(8.92)	0.00		21.16	(5.51)

0.00	(0.07)	0.00		30.70	34.53

0.00	(1.08)	0.00		22.88	0.31

$0.00	$(0.49)	$0.00		$12.26	(2.99)%

0.00	(0.26)	0.00		13.17	6.40

0.00	(0.65)	0.00		12.64	23.37

0.00	(0.05)	0.00		10.85	(2.90)

$0.00	$(0.85)	$0.00		$10.54	0.92%

0.00	(1.22)	0.00		11.35	0.96

0.00	(0.58)	0.00		12.51	33.59

0.00	(0.03)	0.00		9.88	(5.73)

0.00	(0.84)	0.00		10.56	0.72

0.00	(1.20)	0.00		11.38	0.67

0.00	(0.50)	0.00		12.55	33.30

0.00	(0.02)	0.00		9.87	(5.78)

$0.00	$(0.29)	$0.03	(a)	$22.03	2.28%

0.00	(0.13)	0.00		21.85	14.25

0.00	(0.38)	0.00		19.26	38.32

0.00	(0.34)	0.00		14.26	(8.88)

0.00	(0.66)	0.00		16.05	(5.11)

0.00	(0.27)	0.00		21.79	1.93

0.00	(0.11)	0.00		21.67	13.85

0.00	(0.36)	0.00		19.15	38.06

0.00	(0.31)	0.00		14.19	(9.12)

0.00	(0.65)	0.00		15.97	(5.40)

$0.00	$(0.11)	$0.00		$6.57	(4.81)%

0.00	(0.05)	0.00		7.03	(23.45)

0.00	(3.68)	0.00		9.25	(3.08)

0.00	(8.60)	0.00		12.98	49.32

0.00	(0.65)	0.00		15.84	23.18

0.00	(0.08)	0.00		6.55	(5.17)

0.00	(0.05)	0.00		7.00	(23.69)

0.00	0.00	0.00		9.23	3.36

$0.00	$0.00	$0.00		$15.13	(7.46)%
0.00	(0.16)	0.00		16.35	(25.42)

0.00	(2.35)	0.00		22.10	(32.11)

0.00	(5.66)	0.00		35.17	32.66

0.00	0.00	0.00		31.24	(0.10)

Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (loss) to Average Net Assets	Portfolio Turnover Rate

$118,600	0.96	%(h)	(0.19)%	155%

115,357	0.96	(h)	0.20	168

171,268	0.95		0.57	153

142,986	0.96	(h)	0.10	164

104,337	0.95		0.30	85

$2,268	0.70%		2.52%	54%

1,834	0.71	(f)	2.07	49

1,178	0.70		2.50	78

911	0.70	*	3.94 *	5

$36,852	0.70%		3.52%	43%

34,152	0.74	(i)	2.88	50

51,201	0.70		3.64	43

24,888	0.70	*	3.81 *	3

1,136	0.95		3.25	43

1,253	0.99	(j)	2.65	50

975	0.95		3.51	43

4,638	0.95	*	4.74 *	3

$153,509	0.85%		2.20%	20%

70,329	0.85		2.04	40

49,046	0.85		2.51	41

30,059	0.86	(e)	2.57	55

59,132	0.85		2.12	60

67,899	1.10		1.89	20

38,107	1.10		1.82	40

21,447	1.10		2.27	41

15,313	1.11	(g)	2.38	55

21,022	1.10		1.92	60

$6,857	0.86	%(e)	1.86%	84%

5,676	0.86	(e)	1.49	101

5,196	0.85		1.00	77

4,914	1.03	(b)	(0.46)	195

7,399	0.89	(b)	(0.22)	273

949	1.11	(c)	1.49	84

21,844	1.11	(c)	1.21	101

30,436	1.07	*	0.52 *	77

$15,833	0.76	%(d)	0.20%	70%
21,835	0.76	(d)	0.14	76

25,645	0.75		(0.15)	85

17,533	0.77	(d)	(0.39)	72

948	0.74	*	(0.19)*	131

(e)	Ratio of expenses to average net assets excluding trustees’ expense is 0.85%.
(f)	Ratio of expenses to average net assets excluding trustees’ expense is 0.70%.
(g)	Ratio of expenses to average net assets excluding trustees’ expense is 1.10%.
(h)	Ratio of expenses to average net assets excluding trustees’ expense is 0.95%.
(i)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 0.70%.
(j)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 0.95%.

See accompanying notes  |  6.30.03  |  PIMCO Funds Annual Report    25

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

PEA Growth Fund (Cont.)
Administrative Class
06/30/2003	$16.15	$(0.01	)(a)	$(1.24	)(a)	$(1.25)	$0.00	$0.00

06/30/2002	21.90	(0.02	)(a)	(5.57	)(a)	(5.59)	0.00	(0.16)

06/30/2001	34.95	(0.15	)(a)	(10.55	)(a)	(10.70)	0.00	(2.35)

06/30/2000	31.23	(0.21	)(a)	9.59	(a)	9.38	0.00	(5.66)

03/31/1999 - 06/30/1999	31.27	(0.04	)(a)	0.00	(a)	(0.04)	0.00	0.00

PEA Innovation Fund
Institutional Class
06/30/2003	$13.93	$(0.08	)(a)	$(0.41	)(a)	$(0.49)	$0.00	$0.00

06/30/2002	28.97	(0.15	)(a)	(14.89	)(a)	(15.04)	0.00	0.00

06/30/2001	72.54	(0.26	)(a)	(36.96	)(a)	(37.22)	0.00	(6.35)

06/30/2000	37.50	(0.37	)(a)	41.80	(a)	41.43	0.00	(6.39)

03/05/1999 - 06/30/1999	32.73	(0.05	)(a)	4.82	(a)	4.77	0.00	0.00

Administrative Class
06/30/2003	13.82	(0.11	)(a)	(0.38	)(a)	(0.49)	0.00	0.00

06/30/2002	28.82	(0.19	)(a)	(14.81	)(a)	(15.00)	0.00	0.00

06/30/2001	72.33	(0.28	)(a)	(36.88	)(a)	(37.16)	0.00	(6.35)

03/10/2000 - 06/30/2000	99.70	(0.20	)(a)	(27.17	)(a)	(27.37)	0.00	0.00

PEA Opportunity Fund
Institutional Class
06/30/2003	$12.68	$(0.07	)(a)	$0.52	(a)	$0.45	$0.00	$0.00

06/30/2002	16.02	(0.09	)(a)	(3.25	)(a)	(3.34)	0.00	0.00

06/30/2001	27.43	(0.05	)(a)	(6.28	)(a)	(6.33)	0.00	(5.08)

06/30/2000	24.26	(0.12	)(a)	11.17	(a)	11.05	0.00	(7.88)

03/31/1999 - 06/30/1999	21.40	(0.03	)(a)	2.89	(a)	2.86	0.00	0.00

Administrative Class
06/30/2003	12.63	(0.10	)(a)	0.51	(a)	0.41	0.00	0.00

06/30/2002	16.00	(0.12	)(a)	(3.25	)(a)	(3.37)	0.00	0.00

06/30/2001	27.44	(0.11	)(a)	(6.25	)(a)	(6.36)	0.00	(5.08)

06/30/2000	24.26	(0.18	)(a)	11.24	(a)	11.06	0.00	(7.88)

03/31/1999 - 06/30/1999	21.40	(0.05	)(a)	2.91	(a)	2.86	0.00	0.00

PEA Renaissance Fund
Institutional Class
06/30/2003	$19.26	$0.07	(a)	$(1.25	)(a)	$(1.18)	$0.00	$(0.69)

06/30/2002	19.38	0.10	(a)	1.10	(a)	1.20	0.00	(1.32)

06/30/2001	14.97	0.17	(a)	5.47	(a)	5.64	(0.10)	(1.13)

06/30/2000	18.23	0.42	(a)	(0.23	)(a)	0.19	0.00	(3.45)

06/30/1999	19.07	0.06	(a)	1.43	(a)	1.49	0.00	(2.33)

Administrative Class
06/30/2003	19.13	0.03	(a)	(1.17	)(a)	(1.14)	0.00	(0.69)

06/30/2002	19.29	0.06	(a)	1.10	(a)	1.16	0.00	(1.32)

06/30/2001	14.93	0.13	(a)	5.45	(a)	5.58	(0.09)	(1.13)

06/30/2000	18.18	0.11	(a)	0.09	(a)	0.20	0.00	(3.45)

08/31/1998 - 06/30/1999	15.37	0.02	(a)	5.12	(a)	5.14	0.00	(2.33)

PEA Target Fund
Institutional Class
06/30/2003	$13.41	$(0.04	)(a)	$0.11	(a)	$0.07	$0.00	$0.00

06/30/2002	19.37	(0.04	)(a)	(5.92	)(a)	(5.96)	0.00	0.00

06/30/2001	31.10	(0.08	)(a)	(7.62	)(a)	(7.70)	0.00	(4.03)

06/30/2000	17.74	(0.14	)(a)	15.30	(a)	15.16	0.00	(1.80)

03/31/1999 - 06/30/1999	16.34	(0.02	)(a)	1.42	(a)	1.40	0.00	0.00

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 1.10%.
(c)	Ratio of expenses to average net assets excluding trustees’ expense is 1.00%.
(d)	Ratio of expenses to average net assets excluding trustees’ expense is 0.85%.

26    PIMCO Funds Annual Report  |  6.30.03  |  See accompanying notes

Tax Basis Return of Capital	Total Distributions	Fund Redemption Fee added to Paid-in-capital	Net Asset Value End of Period	Total Return

$0.00	$0.00	$0.00	$14.90	(7.74)%

0.00	(0.16)	0.00	16.15	(25.65)

0.00	(2.35)	0.00	21.90	(32.26)

0.00	(5.66)	0.00	34.95	31.92

0.00	0.00	0.00	31.23	(0.13)

$0.00	$0.00	$0.00	$13.44	(3.52)%

0.00	0.00	0.00	13.93	(51.92)

0.00	(6.35)	0.00	28.97	(54.96)

0.00	(6.39)	0.00	72.54	115.34

0.00	0.00	0.00	37.50	14.57

0.00	0.00	0.00	13.33	(3.55)

0.00	0.00	0.00	13.82	(52.05)

0.00	(6.35)	0.00	28.82	(55.04)

0.00	0.00	0.00	72.33	(27.45)

$0.00	$0.00	$0.00	$13.13	3.55%

0.00	0.00	0.00	12.68	(20.85)

0.00	(5.08)	0.00	16.02	(25.48)

0.00	(7.88)	0.00	27.43	50.24

0.00	0.00	0.00	24.26	13.36

0.00	0.00	0.00	13.04	3.25

0.00	0.00	0.00	12.63	(21.06)

0.00	(5.08)	0.00	16.00	(25.57)

0.00	(7.88)	0.00	27.44	50.36

0.00	0.00	0.00	24.26	13.36

$0.00	$(0.69)	$0.00	$17.39	(5.60)%

0.00	(1.32)	0.00	19.26	5.89

0.00	(1.23)	0.00	19.38	38.88

0.00	(3.45)	0.00	14.97	3.30

0.00	(2.33)	0.00	18.23	10.24

0.00	(0.69)	0.00	17.30	(5.44)

0.00	(1.32)	0.00	19.13	5.70

0.00	(1.22)	0.00	19.29	38.50

0.00	(3.45)	0.00	14.93	3.36

0.00	(2.33)	0.00	18.18	36.41

$0.00	$0.00	$0.00	$13.48	0.52%

0.00	0.00	0.00	13.41	(30.77)

0.00	(4.03)	0.00	19.37	(27.47)

0.00	(1.80)	0.00	31.10	89.85

0.00	0.00	0.00	17.74	8.57

Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (loss) to Average Net Assets	Portfolio Turnover Rate

$219	1.01	%(c)	(0.06)%	70%

4,036	1.01	(c)	(0.12)	76

5,241	1.00		(0.50)	85

15,116	1.02	(c)	(0.63)	72

6,164	0.97	*	(0.53)*	131

$28,908	0.90%		(0.69)%	290%

19,786	0.91	(f)	(0.71)	207

20,608	0.90		(0.55)	271

28,334	0.90		(0.52)	186

444	0.88	*	(0.15)*	119

4,824	1.15		(0.95)	290

4,642	1.16	(g)	(0.95)	207

4,173	1.15		(0.77)	271

668	1.15	*	(0.92)*	186

$59,068	0.91	%(f)	(0.68)%	214%

69,091	0.91	(f)	(0.62)	201

84,567	0.90		(0.27)	237

39,205	0.91	(f)	(0.42)	254

417	0.88	*	(0.54)*	175

3,562	1.16	(g)	(0.93)	214

6,766	1.16	(g)	(0.88)	201

7,309	1.15		(0.52)	237

8,486	1.16	(g)	(0.67)	254

2,010	1.12	*	(0.82)*	175

$167,562	0.86	%(d)	0.48%	76%

140,322	0.86	(d)	0.47	109

42,514	0.85		0.95	138

6,394	0.85		2.73	133

136	0.86	(d)	0.38	221

67,270	1.11	(b)	0.23	76

42,939	1.11	(b)	0.27	109

3,288	1.10		0.74	138

953	1.10		0.71	133

427	1.09	*	0.13 *	221

$46,106	0.81	%(e)	(0.31)%	105%

44,689	0.81	(e)	(0.24)	114

22,228	0.80		(0.35)	109

18,436	0.81	(e)	(0.50)	99

1,298	0.79	*	(0.39)*	229

(e)	Ratio of expenses to average net assets excluding trustees’ expense is 0.80%.
(f)	Ratio of expenses to average net assets excluding trustees’ expense is 0.90%.
(g)	Ratio of expenses to average net assets excluding trustees’ expense is 1.15%.

See accompanying notes  |  6.30.03  |  PIMCO Funds Annual Report    27

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

PEA Target Fund (Cont.)
Administrative Class
06/30/2003	$13.43	$(0.07	)(a)	$0.12	(a)	$0.05	$0.00	$0.00

06/30/2002	19.45	(0.08	)(a)	(5.94	)(a)	(6.02)	0.00	0.00

06/30/2001	31.29	(0.15	)(a)	(7.66	)(a)	(7.81)	0.00	(4.03)

06/30/2000	17.73	(0.19	)(a)	15.55	(a)	15.36	0.00	(1.80)

03/31/1999 - 06/30/1999	16.34	(0.03	)(a)	1.42	(a)	1.39	0.00	0.00

PEA Value Fund
Institutional Class
06/30/2003	$13.89	$0.14	(a)	$(0.55	)(a)	$(0.41)	$0.00	$(0.58)

06/30/2002	16.20	0.14	(a)	(0.54	)(a)	(0.40)	0.00	(1.91)

06/30/2001	11.42	0.19	(a)	4.71	(a)	4.90	(0.12)	0.00

06/30/2000	15.30	0.28	(a)	(1.33	)(a)	(1.05)	(0.26)	(2.57)

06/30/1999	15.66	0.28	(a)	1.36	(a)	1.64	(0.28)	(1.72)

Administrative Class
06/30/2003	13.73	0.11	(a)	(0.55	)(a)	(0.44)	0.00	(0.58)

06/30/2002	16.09	0.09	(a)	(0.54	)(a)	(0.45)	0.00	(1.91)

06/30/2001	11.35	0.15	(a)	4.69	(a)	4.84	(0.10)	0.00

06/30/2000	15.26	0.24	(a)	(1.33	)(a)	(1.09)	(0.25)	(2.57)

06/30/1999	15.65	0.26	(a)	1.32	(a)	1.58	(0.25)	(1.72)

PPA Tax-Efficient Equity Fund
Institutional Class
06/30/2003	$8.58	$0.07	(a)	$(0.03	)(a)	$0.04	$(0.01)	$0.00

06/30/2002	10.44	0.06	(a)	(1.92	)(a)	(1.86)	0.00	0.00

06/30/2001	12.31	0.05	(a)	(1.92	)(a)	(1.87)	0.00	0.00

07/02/1999 - 06/30/2000	11.79	0.05	(a)	0.47	(a)	0.52	0.00	0.00

Administrative Class
06/30/2003	8.51	0.05	(a)	(0.04	)(a)	0.01	(0.00)	0.00

06/30/2002	10.38	0.04	(a)	(1.91	)(a)	(1.87)	0.00	0.00

06/30/2001	12.28	0.02	(a)	(1.92	)(a)	(1.90)	0.00	0.00

06/30/2000	11.61	0.02	(a)	0.65	(a)	0.67	0.00	0.00

09/30/1998 - 06/30/1999	8.65	0.03	(a)	2.93	(a)	2.96	0.00	0.00

PPA Tax-Efficient Structured Emerging Markets Fund
Institutional Class
06/30/2003	$11.24	$0.26	(a)	$1.68	(a)	$1.94	$(0.12)	$0.00

06/30/2002	11.29	0.22	(a)	(0.09	)(a)	0.13	(0.21)	0.00

06/30/2001	14.14	0.15	(a)	(2.73	)(a)	(2.58)	(0.30)	0.00

06/30/2000	13.25	0.09	(a)	0.89	(a)	0.98	(0.12)	0.00

06/30/1999	10.00	0.16	(a)	3.10	(a)	3.26	(0.06)	0.00

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 0.70%.
(c)	Ratio of expenses to average net assets excluding interest expense is 0.70%.
(d)	Ratio of expenses to average net assets excluding tax and trustees’ expense is 0.95%.

28    PIMCO Funds Annual Report  |  6.30.03  |  See accompanying notes

Tax Basis Return of Capital	Total Distributions	Fund Reimbursement Fee added to Paid-in-capital		Net Asset Value End of Period	Total Return

$0.00	$0.00	$0.00		$13.48	0.37%

0.00	0.00	0.00		13.43	(30.95)

0.00	(4.03)	0.00		19.45	(27.67)

0.00	(1.80)	0.00		31.29	91.13

0.00	0.00	0.00		17.73	8.51

$0.00	$(0.58)	$0.00		$12.90	(2.40)%

0.00	(1.91)	0.00		13.89	(3.31)

0.00	(0.12)	0.00		16.20	43.07

0.00	(2.83)	0.00		11.42	(6.65)

0.00	(2.00)	0.00		15.30	12.30

0.00	(0.58)	0.00		12.71	(2.65)

0.00	(1.91)	0.00		13.73	(3.67)

0.00	(0.10)	0.00		16.09	42.83

0.00	(2.82)	0.00		11.35	(7.00)

0.00	(1.97)	0.00		15.26	11.91

$0.00	$(0.01)	$0.00		$8.61	0.44%

0.00	0.00	0.00		8.58	(17.82)

0.00	0.00	0.00		10.44	(15.19)

0.00	0.00	0.00		12.31	4.41

0.00	(0.00)	0.00		8.52	0.17

0.00	0.00	0.00		8.51	(18.02)

0.00	0.00	0.00		10.38	(15.47)

0.00	0.00	0.00		12.28	5.77

0.00	0.00	0.00		11.61	34.28

$0.00	$(0.12)	$0.03	(a)	$13.09	17.71%

0.00	(0.21)	0.03	(a)	11.24	1.46

0.00	(0.30)	0.03	(a)	11.29	(18.01)

0.00	(0.12)	0.03	(a)	14.14	7.55

0.00	(0.06)	0.05	(a)	13.25	33.39

Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (loss) to Average Net Assets	Portfolio Turnover Rate

$285	1.06	%(f)	(0.59)%	105%

4,518	1.06	(f)	(0.52)	114

6,408	1.05		(0.60)	109

6,699	1.06	(f)	(0.78)	99

5,513	1.02	*	(0.61)*	229

$80,389	0.70%		1.27%	152%

66,457	0.70		0.87	190

67,601	0.70		1.31	204

41,996	0.70		2.18	196

69,181	0.71	(b)	1.99	101

24,549	0.95		0.99	152

31,115	0.95		0.59	190

41,924	0.95		1.08	204

24,380	0.96	(g)	1.97	196

23,164	0.95		1.81	101

$468	0.72	%(c)	0.86%	28%

466	0.71	(b)	0.63	19

567	0.70		0.43	41

1,172	0.71	(b)*	0.42 *	32

84	0.97	(e)	0.65	28

10,110	0.96	(g)	0.38	19

15,665	0.95		0.19	41

19,953	0.96	(g)	0.19	32

3,391	0.92	*	0.31 *	13

$114,822	1.01	%(d)	2.33%	17%

86,654	1.07	(d)	1.99	32

74,197	1.01	(h)	1.27	43

86,973	1.00	(h)	0.64	24

72,509	0.95		1.57	28

(e)	Ratio of expenses to average net assets excluding interest expense is 0.95%.
(f)	Ratio of expenses to average net assets excluding trustees’ expense is 1.05%.
(g)	Ratio of expenses to average net assets excluding trustees’ expense is 0.95%.
(h)	Ratio of expenses to average net assets excluding tax and interest expense is 0.95%.

See accompanying notes  |  6.30.03  |  PIMCO Funds Annual Report    29

Statements of Assets and Liabilities

June 30, 2003

Amounts in thousands, except per share amounts	Asset Allocation Fund	CCM Capital Appreciation Fund	CCM Emerging Companies Fund	CCM Focused Growth Fund	CCM Mid-Cap Fund	NFJ Basic Value Fund

Assets:
Investments, at value	$82,049	$787,849	$350,429	$1,902	$650,939	$3,964

Cash	119	11	0	0	0	1

Foreign currency at value	0	0	0	0	0	0

Security lending interest receivable	0	2	4	0	2	0

Receivable for investments sold	0	3,453	2,105	15	8,158	10

Receivable for Fund shares sold	367	1,105	128	0	3,281	9

Interest and dividends receivable	0	213	84	0	101	10

Other assets	1	0	0	0	0	0

	82,536	792,633	352,750	1,917	662,481	3,994

Liabilities:
Payable for investments purchased	$213	$21,749	$2,269	$0	$9,727	$23

Due to Custodian	0	0	0	0	0	0

Written options outstanding	0	0	0	0	0	0

Payable for Fund shares redeemed	202	2,667	418	0	2,030	0

Payable for collateral for securities on loan	0	37,923	15,443	0	31,316	212

Accrued investment advisory fee	0	266	324	1	222	1

Accrued administration fee	22	184	65	0	153	1

Accrued distribution fee	35	123	9	0	96	1

Accrued servicing fee	13	60	0	0	49	0

Other liabilities	0	0	0	0	0	0

	485	62,972	18,528	1	43,593	238

Net Assets	$82,051	$729,661	$334,222	$1,916	$618,888	$3,756

Net Assets Consist of:
Paid in capital	$90,380	$847,250	$286,847	$3,431	$783,051	$3,684

Undistributed (overdistributed) net investment income	187	0	0	(4)	0	11

Accumulated undistributed net realized gain (loss)	(4,919)	(194,832)	(21,027)	(1,719)	(255,158)	(107)

Net unrealized appreciation (depreciation)	(3,597)	77,243	68,402	208	90,995	168

	$82,051	$729,661	$334,222	$1,916	$618,888	$3,756

Net Assets:
Institutional Class	$1,196	$240,130	$284,187	$1,916	$254,338	$2,268

Administrative Class	13,802	188,923	50,035	0	118,600	0

Other Classes	67,053	300,608	0	0	245,950	1,488

Shares Issued and Outstanding:
Institutional Class	129	16,830	14,430	339	14,413	185

Administrative Class	1,481	13,455	2,604	0	6,819	0

Net Asset Value and Redemption Price Per Share
(Net Assets Per Share Outstanding)
Institutional Class	$9.29	$14.27	$19.70	$5.66	$17.65	$12.26

Administrative Class	9.32	14.04	19.21	0.00	17.40	0.00

Cost of Investments Owned	$85,646	$710,606	$282,027	$1,694	$559,944	$3,796

Cost of Foreign Currency Held	$0	$0	$0	$0	$0	$0

30    PIMCO Funds Annual Report  |  6.30.03  |  See accompanying notes

NFJ Equity Income Fund	NFJ Small-Cap Value Fund	PEA Growth & Income Fund	PEA Growth Fund	PEA Innovation Fund

$81,984	$1,576,577	$71,880	$841,573	$1,121,126

1	1	1	304	5,059

0	0	0	0	0

0	5	0	1	22

179	2,308	621	0	3,411

597	27,642	110	220	1,430

285	3,391	99	441	140

0	0	0	0	0

83,046	1,609,924	72,711	842,539	1,131,188

$91	$6,719	$400	$1,833	$6,978

0	0	0	0	0

0	0	0	0	0

90	4,939	83	3,715	5,110

5,116	73,177	0	11,117	193,167

27	707	35	338	489

23	448	27	267	297

16	383	24	435	361

7	255	13	164	181

1	0	0	0	11

5,371	86,628	582	17,869	206,594

$77,675	$1,523,296	$72,129	$824,670	$924,594

$73,539	$1,375,446	$113,850	$1,208,036	$4,168,485

756	8,697	94	0	0

(945)	2,644	(45,406)	(481,855)	(3,378,838)

4,325	136,509	3,591	98,489	134,947

$77,675	$1,523,296	$72,129	$824,670	$924,594

$36,852	$153,509	$6,857	$15,833	$28,908

1,136	67,899	949	219	4,824

39,687	1,301,888	64,323	808,618	890,862

3,495	6,970	1,043	1,046	2,150

108	3,117	145	15	362

$10.54	$22.03	$6.57	$15.13	$13.44

10.56	21.79	6.55	14.90	13.33

$77,659	$1,440,068	$68,289	$743,084	$986,179

$0	$0	$0	$0	$0

PEA Opportunity Fund	PEA Renaissance Fund	PEA Target Fund	PEA Value Fund	PPA Tax- Efficient Equity Fund	PPA Tax-Efficient Structured Emerging Markets Fund

$330,395	$3,858,364	$966,802	$1,024,531	$20,300	$117,315

0	866	107	0	2	1

0	0	0	68	0	127

12	202	0	3	0	0

14,370	30,481	13	9,180	0	0

163	24,677	16,633	3,035	10	0

11	1,374	373	2,027	18	512

0	0	120	0	0	0

344,951	3,915,964	984,048	1,038,844	20,330	117,955

$4,763	$26,218	$10,316	$8,571	$0	$98

4,923	0	0	0	0	0

0	0	1,075	0	0	0

12,008	8,448	3,788	6,961	45	2,687

60,659	538,977	127,167	47,381	0	0

145	1,588	371	349	7	41

79	1,010	264	297	7	45

92	1,127	387	333	8	0

39	617	159	172	4	0

0	0	0	0	0	262

82,708	577,985	143,527	64,064	71	3,133

$262,243	$3,337,979	$840,521	$974,780	$20,259	$114,822

$399,834	$4,059,483	$1,179,751	$1,112,219	$31,906	$128,412

0	0	0	3,754	5	763

(177,310)	(908,514)	(438,140)	(244,348)	(13,586)	(27,774)

39,719	187,010	98,910	103,155	1,934	13,421

$262,243	$3,337,979	$840,521	$974,780	$20,259	$114,822

$59,068	$167,562	$46,106	$80,389	$468	$114,822

3,562	67,270	285	24,549	84	0

199,613	3,103,147	794,130	869,842	19,707	0

4,500	9,635	3,419	6,234	54	8,771

273	3,888	21	1,932	10	0

$13.13	$17.39	$13.48	$12.90	$8.61	$13.09

13.04	17.30	13.48	12.71	8.52	0.00

$290,676	$3,671,366	$867,907	$921,376	$18,366	$103,692

$0	$0	$0	$68	$0	$154

See accompanying notes  |  6.30.03  |  PIMCO Funds Annual Report    31

Statements of Operations

For the year ended June 30, 2003

Amounts in thousands, except per share amounts	Asset Allocation Fund	CCM Capital Appreciation Fund	CCM Emerging Companies Fund	CCM Focused Growth Fund	CCM Mid-Cap Fund	NFJ Basic Value Fund

Investment Income:
Interest	$0	$400	$193	$2	$349	$2

Dividends, net of foreign taxes	2,250	6,157	642	11	4,041	83

Security lending income	0	44	66	0	55	0

Miscellaneous income	1	0	1	0	0	0

Total Income	2,251	6,601	902	13	4,445	85

Expenses:
Investment advisory fees	0	2,868	3,116	8	2,577	12

Administration fees	218	1,970	623	4	1,762	9

Distribution and/or servicing fees – Administrative Class	33	405	84	0	248	0

Distribution and/or servicing fees – Other Classes	463	1,599	0	0	1,465	6

Trustees’ fees	0	33	13	0	31	0

Interest expense	0	1	1	0	0	0

Tax expense	0	0	0	0	0	0

Total Expenses	714	6,876	3,836	12	6,083	27

Net Investment Income (Loss)	1,537	(275)	(2,934)	1	(1,638)	58

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	(1,104)	(126,201)	(20,685)	(408)	(98,497)	(98)

Net capital gain distributions received from underlying Funds	210	0	0	0	0	0

Net realized gain on options	0	0	0	0	0	0

Net realized gain on foreign currency transactions	0	0	0	0	0	0

Net change in unrealized appreciation on investments	1,848	104,149	45,892	415	59,956	70

Net change in unrealized appreciation on written options	0	0	0	0	0	0

Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	0	0	0

Net Gain (Loss)	954	(22,052)	25,207	7	(38,541)	(28)

Net Increase (Decrease) in Assets Resulting from Operations	$2,491	$(22,327)	$22,273	$8	$(40,179)	$30

32    PIMCO Funds Annual Report  |  6.30.03  |  See accompanying notes

NFJ Equity Income Fund	NFJ Small-Cap Value Fund	PEA Growth & Income Fund	PEA Growth Fund	PEA Innovation Fund

$29	$783	$101	$234	$426

2,158	30,072	1,702	8,250	815

4	112	0	21	457

0	3	0	0	0

2,191	30,970	1,803	8,505	1,698

232	6,154	400	4,400	5,354

175	3,917	302	3,486	3,260

3	98	17	3	9

140	5,765	386	7,852	6,047

2	55	4	44	35

0	0	2	15	8

0	0	0	0	0

552	15,989	1,111	15,800	14,713

1,639	14,981	692	(7,295)	(13,015)

956	8,647	(8,585)	(137,374)	(562,250)

0	0	0	0	0

0	0	0	0	0

0	2	0	0	1

872	41,862	3,608	45,321	533,790

0	0	0	0	0

0	0	0	0	0

1,828	50,511	(4,977)	(92,053)	(28,459)

$3,467	$65,492	$(4,285)	$(99,348)	$(41,474)

PEA Opportunity Fund	PEA Renaissance Fund	PEA Target Fund	PEA Value Fund	PPA Tax- Efficient Equity Fund	PPA Tax-Efficient Structured Emerging Markets Fund

$114	$2,021	$1,915	$823	$2	$28

312	37,143	1,775	15,167	387	3,109

142	1,655	315	103	0	0

0	0	0	6	0	0

568	40,819	4,005	16,099	389	3,137

1,617	18,258	4,471	3,670	110	422

895	11,754	3,188	3,126	92	469

9	127	3	57	9	0

1,474	20,242	6,636	5,267	161	0

13	189	40	47	1	5

1	11	6	0	4	2

0	0	0	0	0	51

4,009	50,581	14,344	12,167	377	949

(3,441)	(9,762)	(10,339)	3,932	12	2,188

(23,045)	(884,624)	(119,943)	(241,655)	(3,216)	2,024

0	0	0	0	0	0

0	0	4,945	0	0	0

0	10,592	0	2,137	0	(1,279)

25,687	461,143	93,336	222,679	1,822	14,319

0	0	15	0	0	0

0	12	0	0	0	(2)

2,642	(412,877)	(21,647)	(16,839)	(1,394)	15,062

$(799)	$(422,639)	$(31,986)	$(12,907)	$(1,382)	$17,250

See accompanying notes  |  6.30.03  |  PIMCO Funds Annual Report    33

Statements of Changes in Net Assets

Amounts in thousands	Asset Allocation Fund

Increase (Decrease) in Net Assets from:	Year Ended June 30, 2003	Year Ended June 30, 2002

Operations:
Net investment income (loss)	$1,537	$1,351

Net realized gain (loss)	(1,104)	(643)

Net capital gain distributions received from underlying Funds	210	162

Net change in unrealized appreciation (depreciation)	1,848	(2,710)

Net increase (decrease) resulting from operations	2,491	(1,840)

Distributions to Shareholders:
From net investment income
Institutional Class	(15)	(1)

Administrative Class	(378)	(167)

Other Classes	(1,213)	(927)

From net realized capital gains
Institutional Class	0	0

Administrative Class	0	0

Other Classes	0	0

Tax basis return of capital
Institutional Class	0	0

Administrative Class	0	0

Other Classes	0	0

Total Distributions	(1,606)	(1,095)

Fund Share Transactions:
Receipts for shares sold
Institutional Class	1,192	15

Administrative Class	641	15,831

Other Classes	31,233	13,523

Issued in reorganization
Institutional Class	0	0

Administrative Class	0	0

Other Classes	0	24,379

Issued as reinvestment of distributions
Institutional Class	15	1

Administrative Class	378	167

Other Classes	1,068	981

Cost of shares redeemed
Institutional Class	0	(22)

Administrative Class	(2,695)	(19)

Other Classes	(14,614)	(9,464)

Net increase (decrease) resulting from Fund share transactions	17,218	45,392

Fund Redemption Fee	0	0

Total Increase (Decrease) in Net Assets	18,103	42,457

Net Assets:
Beginning of period	63,948	21,491

End of period*	$82,051	$63,948

*Including net undistributed (overdistributed) investment income of:	$187	$256

Amounts in thousands	CCM Capital Appreciation Fund		CCM Emerging Companies Fund

Increase (Decrease) in Net Assets from:	Year Ended June 30, 2003	Year Ended June 30, 2002	Year Ended June 30, 2003	Year Ended June 30, 2002

Operations:
Net investment income (loss)	$(275)	$950	$(2,934)	$(2,549)

Net realized gain (loss)	(126,201)	(54,912)	(20,685)	43,933

Net capital gain distributions received from underlying Funds	0	0	0	0

Net change in unrealized appreciation (depreciation)	104,149	(74,339)	45,892	(34,649)

Net increase (decrease) resulting from operations	(22,327)	(128,301)	22,273	6,735

Distributions to Shareholders:
From net investment income
Institutional Class	0	(686)	0	0

Administrative Class	0	(354)	0	0

Other Classes	0	(130)	0	0

From net realized capital gains
Institutional Class	0	0	(25,296)	(25,230)

Administrative Class	0	0	(3,766)	(2,402)

Other Classes	0	0	0	0

Tax basis return of capital
Institutional Class	(24)	0	0	0

Administrative Class	(9)	0	0	0

Other Classes	(2)	0	0	0

Total Distributions	(35)	(1,170)	(29,062)	(27,632)

Fund Share Transactions:
Receipts for shares sold
Institutional Class	64,394	62,811	70,812	65,247

Administrative Class	67,303	65,379	26,623	24,170

Other Classes	126,399	160,886	0	0

Issued in reorganization
Institutional Class	0	0	0	0

Administrative Class	0	0	0	0

Other Classes	0	0	0	0

Issued as reinvestment of distributions
Institutional Class	23	621	25,179	24,926

Administrative Class	9	353	3,765	2,402

Other Classes	2	97	0	0

Cost of shares redeemed
Institutional Class	(63,597)	(46,102)	(24,434)	(83,733)

Administrative Class	(40,473)	(65,312)	(9,635)	(15,733)

Other Classes	(84,649)	(112,135)	0	0

Net increase (decrease) resulting from Fund share transactions	69,411	66,598	92,310	17,279

Fund Redemption Fee	0	0	10	0

Total Increase (Decrease) in Net Assets	47,049	(62,873)	85,531	(3,618)

Net Assets:
Beginning of period	682,612	745,485	248,691	252,309

End of period*	$729,661	$682,612	$334,222	$248,691

*Including net undistributed (overdistributed) investment income of:	$0	$0	$0	$4,147

34    PIMCO Funds Annual Report  |  6.30.03  |  See accompanying notes

CCM Focused Growth Fund		CCM Mid-Cap Fund

Year Ended June 30, 2003	Year Ended June 30, 2002	Year Ended June 30, 2003	Year Ended June 30, 2002

$1	$(3)	$(1,638)	$1,259

(408)	(545)	(98,497)	(103,487)

0	0	0	0

415	(128)	59,956	(55,352)

8	(676)	(40,179)	(157,580)

0	0	0	(3,755)

0	0	0	(801)

0	0	0	(1,207)

0	(3)	0	(6)

0	0	0	(2)

0	0	0	(3)

0	0	0	(653)

0	0	0	(176)

0	0	0	(376)

0	(3)	0	(6,979)

86	0	57,327	189,544

0	0	33,203	31,629

0	0	86,567	106,158

0	0	0	0

0	0	0	0

0	0	0	0

0	3	0	4,259

0	0	0	979

0	0	0	1,190

(90)	0	(293,683)	(124,518)

0	0	(27,338)	(63,569)

0	0	(88,230)	(136,302)

(4)	3	(232,154)	9,370

0	0	2	0

4	(676)	(272,331)	(155,189)

1,912	2,588	891,219	1,046,408

$1,916	$1,912	$618,888	$891,219

$(4)	$(7)	$0	$(1)

NFJ Basic Value Fund		NFJ Equity Income Fund		NFJ Small-Cap Value Fund

Year Ended June 30, 2003	Year Ended June 30, 2002	Year Ended June 30, 2003	Year Ended June 30, 2002	Year Ended June 30, 2003	Year Ended June 30, 2002

$58	$29	$1,639	$1,162	$14,981	$7,051

(98)	86	956	4,436	8,649	164

0	0	0	0	0	0

70	(62)	872	(5,459)	41,862	61,418

30	53	3,467	139	65,492	68,633

(35)	(27)	(1,113)	(1,103)	(828)	(256)

0	0	(35)	(31)	(431)	(119)

(17)	0	(641)	(20)	(8,023)	(1,720)

(36)	0	(1,510)	(2,613)	(188)	0

0	0	(49)	(73)	(106)	0

(24)	0	(790)	(7)	(2,418)	0

0	0	0	0	0	0

0	0	0	0	0	0

0	0	0	0	0	0

(112)	(27)	(4,138)	(3,847)	(11,994)	(2,095)

890	644	7,827	3,426	119,787	89,137

0	0	373	891	59,194	41,403

2,115	0	40,528	5,810	875,557	518,239

0	0	0	0	0	0

0	0	0	0	0	0

0	0	0	0	0	0

68	26	2,609	3,702	845	213

0	0	84	104	526	114

37	0	1,158	18	7,209	1,278

(411)	(40)	(5,730)	(20,889)	(43,388)	(72,047)

0	0	(487)	(592)	(31,059)	(27,450)

(695)	0	(8,512)	(442)	(349,347)	(197,031)

2,004	630	37,850	(7,972)	639,324	353,856

0	0	0	0	114	0

1,922	656	37,179	(11,680)	692,936	420,394

1,834	1,178	40,496	52,176	830,360	409,966

$3,756	$1,834	$77,675	$40,496	$1,523,296	$830,360

$11	$8	$756	$246	$8,697	$9,196

See accompanying notes  |  6.30.03  |  PIMCO Funds Annual Report    35

Statements of Changes in Net Assets (Cont.)

Amounts in thousands	PEA Growth & Income Fund		PEA Growth Fund		PEA Innovation Fund

Increase (Decrease) in Net Assets from:	Year Ended June 30, 2003	Year Ended June 30, 2002	Year Ended June 30, 2003	Year Ended June 30, 2002	Year Ended June 30, 2003	Year Ended June 30, 2002

Operations:
Net investment income (loss)	$692	$649	$(7,295)	$(13,480)	$(13,015)	$(28,446)

Net realized gain (loss)	(8,585)	(23,265)	(137,374)	(330,252)	(562,249)	(894,841)

Net capital gain distributions received from underlying Funds	0	0	0	0	0	0

Net change in unrealized appreciation (depreciation)	3,608	1,871	45,321	(99,687)	533,790	(356,071)

Net increase (decrease) resulting from operations	(4,285)	(20,745)	(99,348)	(443,419)	(41,474)	(1,279,358)

Distributions to Shareholders:
From net investment income
Institutional Class	(107)	(41)	0	0	0	0

Administrative Class	(61)	(195)	0	0	0	0

Other Classes	(678)	(107)	0	0	0	0

From net realized capital gains
Institutional Class	0	0	0	(197)	0	0

Administrative Class	0	0	0	(53)	0	0

Other Classes	0	0	0	(12,146)	0	(22)

Tax basis return of capital
Institutional Class	0	0	0	0	0	0

Administrative Class	0	0	0	0	0	0

Other Classes	0	0	0	0	0	0

Total Distributions	(846)	(343)	0	(12,396)	0	(22)

Fund Share Transactions:
Receipts for shares sold
Institutional Class	3,381	4,452	7,720	7,477	24,554	29,784

Administrative Class	716	12,839	4,319	2,944	4,570	7,377

Other Classes	42,397	30,188	594,657	467,708	288,692	434,023

Issued in reorganization
Institutional Class	0	0	881	0	78	0

Administrative Class	0	0	49	0	0	0

Other Classes	0	0	15,961	0	67,500	3,727

Issued as reinvestment of distributions
Institutional Class	98	36	0	197	0	0

Administrative Class	59	197	0	53	0	0

Other Classes	566	85	0	10,096	0	18

Cost of shares redeemed
Institutional Class	(2,024)	(2,519)	(13,101)	(4,539)	(15,466)	(13,813)

Administrative Class	(19,354)	(14,235)	(7,690)	(2,690)	(4,288)	(3,368)

Other Classes	(25,223)	(12,834)	(813,476)	(744,595)	(425,598)	(767,189)

Net increase (decrease) resulting from Fund share transactions	616	18,209	(210,680)	(263,349)	(59,958)	(309,441)

Fund Redemption Fee	0	0	0	0	2	0

Total Increase (Decrease) in Net Assets	(4,515)	(2,879)	(310,028)	(719,164)	(101,430)	(1,588,821)

Net Assets:
Beginning of period	76,644	79,523	1,134,698	1,853,862	1,026,024	2,614,845

End of period*	$72,129	$76,644	$824,670	$1,134,698	$924,594	$1,026,024

*Including net undistributed (overdistributed) investment income of:	$94	$282	$0	$0	$0	$0

36    PIMCO Funds Annual Report  |  6.30.03  |  See accompanying notes

PEA Opportunity Fund		PEA Renaissance Fund

Year Ended June 30, 2003	Year Ended June 30, 2002	Year Ended June 30, 2003	Year Ended June 30, 2002

$(3,441)	$(5,214)	$(9,762)	$(9,371)

(23,045)	(55,232)	(874,032)	178,029

0	0	0	0

25,687	(34,866)	461,155	(331,383)

(799)	(95,312)	(422,639)	(162,725)

0	0	0	(1)

0	0	0	0

0	0	0	0

0	0	(5,603)	(5,620)

0	0	(2,361)	(285)

0	0	(135,291)	(145,851)

0	0	0	0

0	0	0	0

0	0	(7)	0

0	0	(143,262)	(151,757)

28,979	24,798	93,539	164,025

609	3,773	57,811	55,582

187,044	166,834	616,064	3,678,606

0	0	0	0

0	0	0	0

0	0	0	0

0	0	4,227	4,575

0	0	2,241	258

0	0	107,432	113,554

(42,589)	(22,251)	(61,085)	(62,499)

(3,456)	(2,742)	(34,143)	(12,615)

(231,560)	(216,825)	(1,245,669)	(676,570)

(60,973)	(46,413)	(459,583)	3,264,916

0	0	5	0

(61,772)	(141,725)	(1,025,479)	2,950,434

324,015	465,740	4,363,458	1,413,024

$262,243	$324,015	$3,337,979	$4,363,458

$0	$0	$0	$156,303

PEA Target Fund		PEA Value Fund		PPA Tax-Efficient Equity Fund

Year Ended June 30, 2003	Year Ended June 30, 2002	Year Ended June 30, 2003	Year Ended June 30, 2002	Year Ended June 30, 2003	Year Ended June 30, 2002

$(10,339)	$(17,124)	$3,932	$1,087	$12	$(30)

(114,998)	(299,847)	(239,518)	59,077	(3,216)	(2,347)

0	0	0	0	0	0

93,351	(215,417)	222,679	(133,289)	1,822	(5,621)

(31,986)	(532,388)	(12,907)	(73,125)	(1,382)	(7,998)

0	0	0	0	0	0

0	0	0	0	(3)	0

0	0	0	0	(3)	0

0	0	(2,972)	(8,555)	0	0

0	0	(1,218)	(5,886)	0	0

0	0	(37,874)	(32,291)	0	0

0	0	0	0	0	0

0	0	0	0	0	0

0	0	0	0	0	0

0	0	(42,064)	(46,732)	(6)	0

7,792	41,282	43,744	46,719	0	0

303	3,351	21,358	26,547	175	2,554

614,475	928,181	478,414	750,014	8,587	5,493

0	0	0	0	0	0

0	0	0	0	0	0

0	0	0	0	0	0

0	0	2,638	7,885	0	0

0	0	1,187	5,874	3	0

0	1	30,927	25,804	2	0

(7,032)	(3,186)	(30,849)	(44,478)	0	0

(3,980)	(3,170)	(26,580)	(36,686)	(9,356)	(5,462)

(817,108)	(1,119,835)	(325,264)	(147,469)	(9,882)	(8,835)

(205,550)	(153,376)	195,575	634,210	(10,471)	(6,250)

0	0	11	0	0	0

(237,536)	(685,764)	140,615	514,353	(11,859)	(14,248)

1,078,057	1,763,821	834,165	319,812	32,118	46,366

$840,521	$1,078,057	$974,780	$834,165	$20,259	$32,118

$0	$0	$3,754	$52,972	$5	$1

See accompanying notes  |  6.30.03  |  PIMCO Funds Annual Report    37

Statements of Changes in Net Assets (Cont.)

Amounts in thousands	PPA Tax-Efficient Structured Emerging Markets Fund

Increase (Decrease) in Net Assets from:	Year Ended June 30, 2003	Year Ended June 30, 2002

Operations:
Net investment income	$2,188	$1,551

Net realized gain (loss)	745	(1,854)

Net capital gain distributions received from underlying Funds	0	0

Net change in unrealized appreciation	14,317	2,538

Net increase resulting from operations	17,250	2,235

Distributions to Shareholders:
From net investment income
Institutional Class	(1,000)	(1,475)

Administrative Class	0	0

Other Classes	0	0

From net realized capital gains
Institutional Class	0	0

Administrative Class	0	0

Other Classes	0	0

Tax basis return of capital
Institutional Class	0	0

Administrative Class	0	0

Other Classes	0	0

Total Distributions	(1,000)	(1,475)

Fund Share Transactions:
Receipts for shares sold
Institutional Class	23,682	13,364

Administrative Class	0	0

Other Classes	0	0

Issued in reorganization
Institutional Class	0	12,134

Administrative Class	0	0

Other Classes	0	0

Issued as reinvestment of distributions
Institutional Class	831	1,226

Administrative Class	0	0

Other Classes	0	0

Cost of shares redeemed
Institutional Class	(12,865)	(15,217)

Administrative Class	0	0

Other Classes	0	0

Net increase resulting from Fund share transactions	11,648	11,507

Fund Reimbursement Fee	270	190

Total Increase in Net Assets	28,168	12,457

Net Assets:
Beginning of period	86,654	74,197

End of period*	$114,822	$86,654

*Including net undistributed (overdistributed) investment income of:	$763	$(510)

38    PIMCO Funds Annual Report  |  6.30.03  |  See accompanying notes

Schedule of Investments

Asset Allocation Fund

June 30, 2003

	Shares	Value (000s)

PIMCO FUNDS (b) 100.0%
CCM Capital Appreciation	113,928	$1,626
CCM Mid-Cap (a)	71,270	1,258
Emerging Markets Bond	49,684	544
Foreign Bond	86,304	929
High Yield	220,190	2,081
NFJ Small-Cap Value	126,744	2,792
PEA Growth (a)	69,777	1,056
PEA Opportunity (a)	246,323	3,234
PEA Renaissance	398,692	6,933
PEA Target (a)	123,361	1,663
PEA Value	333,588	4,303
RCM International Growth Equity	1,418,971	10,671
RCM Large-Cap Growth	295,750	3,238
RCM Mid-Cap (a)	1,815,089	3,793
StocksPLUS	1,156,164	10,232
Total Return	2,517,838	27,696

Total Investments 100.0% (Cost $85,646)		$82,049
Other Assets and Liabilities (Net) 0.0%		2

Net Assets 100.0%		$82,051

Notes to Schedule of Investments:

(a) Non-income producing security.

(b) Institutional Class shares of each PIMCO Fund.

See accompanying notes  |  6.30.03  |  PIMCO Funds Annual Report    39

Schedule of Investments

CCM Capital Appreciation Fund

June 30, 2003

	Shares	Value (000s)

COMMON STOCKS 97.3%
Aerospace 2.0%
Lockheed Martin Corp.	138,500	$6,589
United Technologies Corp.	109,700	7,770

		14,359

Building 1.1%
D.R. Horton, Inc.	282,700	7,944

Communications 3.3%
CenturyTel, Inc.	235,500	8,207
Echostar Communications Corp. ‘A’ (a)	167,600	5,802
Nextel Communications, Inc. (a)	575,600	10,407

		24,416

Consumer Discretionary 10.3%
Amazon.com, Inc. (a)	219,100	7,995
AutoZone, Inc. (a)	100,400	7,627
Bed, Bath & Beyond, Inc. (a)	178,000	6,908
Best Buy Co., Inc. (a)	148,900	6,540
Coach, Inc. (a)	181,600	9,033
Gap, Inc.	415,500	7,795
Harley-Davidson, Inc.	170,800	6,808
Lowe’s Cos., Inc.	82,700	3,552
Staples, Inc. (a)	387,800	7,116
Wal-Mart Stores, Inc.	216,600	11,625

		74,999

Consumer Services 5.7%
Apollo Group, Inc. (a)	160,100	9,888
Clear Channel Communications, Inc. (a)	189,300	8,025
eBay, Inc. (a)	73,100	7,616
Tribune Co.	146,200	7,062
Viacom, Inc. (a)	207,800	9,073

		41,664

Consumer Staples 6.7%
Anheuser-Busch Cos., Inc.	137,000	6,994
Avon Products, Inc.	144,700	9,000
Colgate-Palmolive Co.	132,400	7,673
Dean Foods Co. (a)	277,050	8,727
Fortune Brands, Inc.	163,100	8,514
Procter & Gamble Co.	86,200	7,687

		48,595

Energy 8.3%
Apache Corp.	122,814	7,990
BJ Services Co. (a)	190,800	7,128
Burlington Resources, Inc.	143,200	7,743
ConocoPhillips	137,500	7,535
EOG Resources, Inc.	172,400	7,213
Exxon Mobil Corp.	227,800	8,180
Occidental Petroleum Corp.	215,500	7,230
Southern Co.	241,600	7,528

		60,547

Financial & Business Services 15.6%
Allstate Corp.	201,300	7,176
Bank of America Corp.	120,000	9,484
Citigroup, Inc.	380,595	16,290
Countrywide Credit Industries, Inc.	116,100	8,077
First Tennessee National Corp.	78,500	3,447
GreenPoint Financial Corp. (a)	144,700	7,371
J.P. Morgan Chase & Co.	345,300	11,802
Merrill Lynch & Co.	195,100	9,107
National City Corp. (a)	111,300	3,641
Safeco Corp.	190,800	6,731
The Goldman Sachs Group, Inc.	86,400	7,236
Washington Mutual, Inc.	178,500	7,372
Wells Fargo & Co.	143,100	7,212
XL Capital Ltd. ‘A’	105,400	8,748

		113,694

Healthcare 22.6%
Abbott Laboratories	163,600	7,159
Allergan, Inc.	98,300	7,579
Amgen, Inc. (a)	166,200	11,132
Boston Scientific Corp. (a)	122,000	$7,454
Express Scripts, Inc. (a)	158,500	10,811
Genentech, Inc. (a)	116,000	8,366
Gilead Sciences, Inc. (a)	233,900	13,000
Johnson & Johnson	213,308	11,028
MedImmune, Inc. (a)	162,900	5,925
Medtronic, Inc.	11,410	547
Mylan Laboratories, Inc.	113,900	3,960
Pfizer, Inc.	630,840	21,543
Quest Diagnostics, Inc. (a)	147,800	9,430
St. Jude Medical, Inc. (a)	133,900	7,699
Teva Pharmaceutical Industries Ltd. SP - ADR	133,300	7,589
UnitedHealth Group, Inc.	144,600	7,266
Varian Medical Systems, Inc. (a)	109,300	6,292
Watson Pharmaceuticals, Inc. (a)	186,100	7,513
Wyeth	230,300	10,490

		164,783

Materials & Processing 0.5%
Dow Chemical Co.	114,600	3,548

Technology 20.2%
Adobe Systems, Inc.	283,800	9,102
Affiliated Computer Services, Inc. ‘A’ (a)	160,200	7,326
Analog Devices, Inc. (a)	231,600	8,064
BEA Systems, Inc. (a)	324,800	3,527
Broadcom Corp. ‘A’ (a)	393,800	9,810
Cisco Systems, Inc. (a)	871,600	14,460
Dell Computer Corp. (a)	267,000	8,533
EMC Corp. (a)	814,300	8,526
IBM Corp.	130,100	10,733
Intel Corp.	366,500	7,617
InterActive Corp. (a)	195,900	7,752
L-3 Communications Holdings, Inc. (a)	155,000	6,741
Microsoft Corp.	615,600	15,766
QLogic Corp. (a)	160,100	7,738
Texas Instruments, Inc.	194,900	3,430
VERITAS Software Corp. (a)	329,400	9,444
Yahoo, Inc. (a)	281,600	9,225

		147,794

Transportation 1.0%
United Parcel Service, Inc.	116,400	7,415

Total Common Stocks (Cost $632,515)		709,758

SHORT-TERM INSTRUMENTS 10.7%
Money Market Fund 5.2%
State Street Navigator Securities Lending Prime Portfolio (b)	37,922,504	37,923

	Principal Amount (000s)	Value (000s)

Repurchase Agreement 5.5%
State Street Bank
0.800% due 07/01/2003	$40,168	$40,168
(Dated 06/30/2003. Collateralized by Fannie Mae 1.300% due 06/07/2004 valued at $40,976. Repurchase proceeds are $40,169.)

Total Short-Term Instruments (Cost $78,091)		78,091

Total Investments 108.0% (Cost $710,606)		$787,849
Other Assets and Liabilities (Net) (8.0%)		(58,188)

Net Assets 100.0%		$729,661

Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing security.

(b) Security purchased with the cash proceeds from securities loans. The aggregate market value of the securities on loan was $37,065 as of June 30, 2003.

40    PIMCO Funds Annual Report  |  6.30.03  |  See accompanying notes

Schedule of Investments

CCM Emerging Companies Fund

June 30, 2003

	Shares	Value (000s)

COMMON STOCKS 98.3%
Aerospace 1.0%
Moog, Inc. (a)	100,000	$3,475

Building 1.1%
Chicago Bridge & Iron Company NV	159,400	3,615

Capital Goods 6.2%
Daktronics, Inc. (a)	153,900	2,516
Engineered Support Systems, Inc.	84,450	3,534
Hydril Co. (a)	147,600	4,022
II-VI, Inc. (a)	160,300	3,700
Quixote Corp.	67,100	1,713
Wabash National Corp. (a)	126,600	1,776
White Electronic Designs Corp. (a)	311,400	3,298

		20,559

Communications 3.7%
Boston Communications Group, Inc. (a)	191,600	3,282

Centillium Communications, Inc. (a)	410,300	4,066
Nextel Partners, Inc. (a)	697,000	5,088

		12,436

Consumer Discretionary 12.2%
Finish Line, Inc. (a)	172,200	3,825
Friedmans, Inc.	282,000	3,206
Guitar Center, Inc. (a)	151,700	4,399
Hibbett Sporting Goods, Inc. (a)	104,000	3,426
Jarden Corp. (a)	107,100	2,963
Marvel Enterprises, Inc. (a)	71,900	1,373
Movie Gallery, Inc. (a)	153,425	2,831
Quicksilver, Inc. (a)	197,600	3,258
RC2 Corp. (a)	177,000	3,011
Select Comfort Corp. (a)	227,900	3,733
Shuffle Master, Inc. (a)	167,950	4,936
The Bombay Company, Inc. (a)	367,900	3,911

		40,872

Consumer Services 4.5%
Cornell Cos., Inc. (a)	116,900	1,770
Labor Ready, Inc. (a)	377,300	2,705
Monro Muffler Brake, Inc. (a)	121,300	3,428
Regent Communications, Inc. (a)	531,000	3,133
Scientific Games Corp. (a)	212,700	1,999
TiVo, Inc. (a)	166,300	2,054

		15,089

Consumer Staples 0.9%
Peet’s Coffee & Tea, Inc. (a)	178,600	3,118

Energy 4.5%
Patina Oil & Gas Corp.	154,875	4,979
Ultra Petroleum Corp. (a)	778,300	10,048

		15,027

Financial & Business Services 15.6%
Alabama National Bancorp., Inc.	61,600	2,986
Banner Corp.	153,900	3,153
Brookline Bancorp., Inc.	307,900	4,311
Cash America International, Inc.	423,500	5,599
Cathay Bancorp., Inc.	78,500	3,500
Columbia Banking System, Inc.	174,900	3,132
First Essex Bancorp, Inc.	84,200	3,969
Firstfed America Bancorp, Inc.	92,100	3,177
Kroll, Inc. (a)	165,000	4,465
NetBank, Inc. (a)	253,400	3,335
Prosperity Bancshares, Inc.	190,100	3,659
Quaker City Bancorp., Inc. (a)	74,975	3,078
Sterling Financial Corp. (a)	182,820	4,454
UCBH Holdings, Inc.	113,600	3,258

		52,076

Healthcare 26.9%
Adolor Corp. (a)	243,500	$2,988
Advanced Neuromodulation Systems, Inc. (a)	123,300	6,383
ALARIS Medical Systems, Inc. (a)	307,800	3,986
Atrix Laboratories, Inc. (a)	151,000	3,321
Closure Medical Corp. (a)	198,900	3,755
Connetics Corp. (a)	199,400	2,985
Digene Corp. (a)	184,000	5,010
Diversa Corp. (a)	448,500	4,409
Exact Sciences Corp. (a)	480,400	5,265
Ilex Oncology, Inc. (a)	78,900	1,531
Immucor, Inc. (a)	214,400	4,672
Interpore International (a)	241,700	3,077
Kensey Nash Corp. (a)	170,600	4,463
LabOne, Inc. (a)	147,600	3,182
Merit Medical Systems, Inc. (a)	198,700	3,970
Neurocrine Biosciences, Inc. (a)	78,700	3,930
Telik, Inc. (a)	216,700	3,482
The Advisory Board Co. (a)	170,500	6,909
Thoratec Corp. (a)	238,700	3,557
United Therapeutics Corp. (a)	237,200	5,166
VCA Antech, Inc. (a)	155,700	3,047
Vicuron Pharmaceuticals, Inc. (a)	345,600	4,901

		89,989

Materials & Processing 2.3%
Kadant, Inc.	180,300	3,381
Schnitzer Steel Industries, Inc.	95,600	4,218

		7,599

Technology 19.4%
@Road, Inc. (a)	281,000	3,069
Altiris, Inc. (a)	164,400	3,296
Artisan Components, Inc. (a)	197,700	4,470
Ask Jeeves, Inc. (a)	148,000	2,035
Concord Communications, Inc. (a)	211,000	2,897
ePlus, Inc. (a)	190,600	2,030
ESCO Technologies, Inc. (a)	75,100	3,304
F5 Networks, Inc. (a)	211,000	3,555
j2 Global Communications, Inc. (a)	85,300	3,922
KVH Industries, Inc. (a)	151,900	3,757
Magma Design Automation, Inc. (a)	173,400	2,974
ManTech International Corp. (a)	202,300	3,880
Netegrity, Inc. (a)	268,800	1,570
Packeteer, Inc. (a)	257,900	4,016
PC-Tel, Inc. (a)	299,100	3,547
Safenet, Inc. (a)	118,400	3,313
Secure Computing Corp. (a)	212,700	1,857
SonoSite, Inc. (a)	142,300	2,839
Synaptics, Inc. (a)	314,500	4,233
Verint Systems, Inc. (a)	162,560	4,131

		64,695

Total Common Stocks (Cost $260,148)		328,550

SHORT-TERM INSTRUMENTS 6.5%
Money Market Fund 4.6%
State Street Navigator Securities Lending Prime Portfolio (b)	15,442,652	15,443

	Principal amount (000s)	Value (000s)

Repurchase Agreement 1.9%
State Street Bank
0.800% due 07/01/2003	$6,436	$6,436
(Dated 06/30/2003. Collateralized by Federal Home Loan Bank 1.300% due 06/28/2004 valued at $6,566. Repurchase proceeds are $6,436.)

Total Short-Term Instruments (Cost $21,879)		21,879

Total Investments 104.8% (Cost $282,027)		$350,429
Other Assets and Liabilities (Net) (4.8%)		(16,207)

Net Assets 100.0%		$334,222

Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing security.

(b) Security purchased with the cash proceeds from securities loans. The aggregate market value of the securities on loan was $15,051 as of June 30, 2003.

See accompanying notes  |  6.30.03  |  PIMCO Funds Annual Report    41

Schedule of Investments

CCM Focused Growth Fund

June 30, 2003

	Shares	Value (000s)

COMMON STOCKS 95.7%
Aerospace 1.0%
Lockheed Martin Corp.	400	$19

Building 2.0%
D.R. Horton, Inc.	600	17
Lennar Corp. (a)	300	21

		38

Communications 2.8%
AT&T Wireless Services, Inc. (a)	2,700	22
Nextel Communications, Inc. (a)	1,700	31

		53

Consumer Discretionary 10.2%
AutoZone, Inc. (a)	300	23
Best Buy Co., Inc. (a)	500	22
CarMax, Inc. (a)	600	18
Estee Lauder Cos.	600	20
Gap, Inc.	1,100	21
Pitney Bowes, Inc.	500	19
The Home Depot, Inc.	1,400	46
Wal-Mart Stores, Inc.	500	27

		196

Consumer Services 2.5%
Apollo Group, Inc. (a)	300	18
Clear Channel Communications, Inc. (a)	700	30

		48

Consumer Staples 6.7%
Church & Dwight, Inc.	600	20
Colgate-Palmolive Co.	500	29
PepsiCo, Inc.	600	27
Procter & Gamble Co.	600	53

		129

Energy 3.8%
Amerada Hess Corp.	200	10
BJ Services Co. (a)	500	19
Burlington Resources, Inc.	400	22
Kinder Morgan, Inc.	400	22

		73

Financial & Business Services 8.8%
Ambac Financial Group, Inc.	300	20
Capital One Financial Corp.	600	29
Citigroup, Inc.	200	8
Doral Financial Corp.	400	18
Fannie Mae	400	27
H&R Block, Inc.	400	17
Marsh & McLennan Cos., Inc.	400	20
New York Community Bancorp., Inc.	300	9
Wells Fargo & Co.	400	20

		168

Healthcare 30.6%
AmerisourceBergen Corp.	500	35
Amgen, Inc. (a)	400	27
Anthem, Inc. (a)	400	31
Biogen, Inc. (a)	600	23
Eli Lilly & Co.	400	28
Genentech, Inc. (a)	500	36
Gilead Sciences, Inc. (a)	700	39
Johnson & Johnson	1,000	52
MedImmune, Inc. (a)	500	18
Merck & Co., Inc.	500	30
Pfizer, Inc.	2,000	68
Quest Diagnostics, Inc. (a)	800	51
SICOR, Inc. (a)	1,000	20
St. Jude Medical, Inc. (a)	400	23
UnitedHealth Group, Inc.	600	30
WellPoint Health Networks, Inc. (a)	300	25
Wyeth	1,100	50

		586

Materials & Processing 1.1%
Sigma-Aldrich Corp.	400	$22

Technology 26.2%
Adobe Systems, Inc.	500	16
Altera Corp. (a)	1,200	20
Cisco Systems, Inc. (a)	4,800	80
Dell Computer Corp. (a)	1,100	35
Electronic Arts, Inc. (a)	300	22
EMC Corp. (a)	2,800	29
Gentex Corp. (a)	600	18
Harris Corp.	900	27
IBM Corp.	300	25
Intel Corp.	900	19
InterActive Corp. (a)	1,000	39
Linear Technology Corp.	800	26
Microsoft Corp.	2,800	72
Total System Services, Inc.	1,000	22
VERITAS Software Corp. (a)	1,000	29
Yahoo, Inc. (a)	700	23

		502

Total Common Stocks (Cost $1,626)		1,834

SHORT-TERM INSTRUMENTS 3.6%
	Principal Amount (000s)

Repurchase Agreement 3.6%
State Street Bank
0.800% due 07/01/2003	$68	68
(Dated 06/30/2003. Collateralized by Freddie Mac 3.500% due 09/15/2003 valued at $71. Repurchase proceeds are $68.)

Total Short-Term Instruments (Cost $68)		68

Total Investments 99.3% (Cost $1,694)		$1,902
Other Assets and Liabilities (Net) 0.7%		14

Net Assets 100.0%		$1,916

Notes to Schedule of Investments:

(a) Non-income producing security.

42    PIMCO Funds Annual Report  |  6.30.03  |  See accompanying notes

Schedule of Investments

CCM Mid-Cap Fund

June 30, 2003

	Shares	Value (000s)

COMMON STOCKS 96.9%
Aerospace 1.1%
Rockwell Collins, Inc.	263,400	$6,488

Building 2.1%
D.R. Horton, Inc.	237,000	6,660
NVR, Inc. (a)	15,200	6,247

		12,907

Capital Goods 2.3%
Danaher Corp.	102,800	6,996
Zebra Technologies Corp. (a)	95,400	7,173

		14,169

Communications 4.0%
CenturyTel, Inc.	190,800	6,649
Cox Radio, Inc. (a)	264,666	6,116
Macromedia, Inc. (a)	158,800	3,341
Nextel Communications, Inc. (a)	493,500	8,922

		25,028

Consumer Discretionary 9.0%
Amazon.com, Inc. (a)	180,200	6,575
Bed, Bath & Beyond, Inc. (a)	146,600	5,690
Coach, Inc. (a)	127,576	6,346
Columbia Sportswear Co. (a)	63,900	3,285
Harman International Industries, Inc.	63,100	4,994
Leapfrog Enterprises, Inc. (a)	111,400	3,544
Outback Steakhouse, Inc.	167,300	6,525
Pacific Sunwear of California (a)	243,700	5,871
Reebok International Ltd. (a)	171,400	5,764
Staples, Inc. (a)	384,300	7,052

		55,646

Consumer Services 6.0%
Apollo Group, Inc. (a)	133,399	8,239
E.W. Scripps Co.	35,403	3,141
GTECH Holdings Corp. (a)	166,200	6,257
Hearst-Argyle Television, Inc. (a)	244,700	6,338
Rent-A-Center, Inc. (a)	87,700	6,649
Weight Watchers International, Inc. (a)	145,700	6,628

		37,252

Consumer Staples 3.9%
Dean Foods Co. (a)	193,800	6,105
Fortune Brands, Inc.	121,700	6,353
McCormick& Co. (a)	230,800	6,278
Sensient Technologies Corp.	248,800	5,678

		24,414

Energy 5.8%
Apache Corp.	89,559	5,827
BJ Services Co. (a)	155,900	5,824
EOG Resources, Inc.	149,300	6,247
Patterson-UTI Energy, Inc. (a)	169,300	5,485
Pioneer Natural Resources Co. (a)	235,000	6,133
XTO Energy, Inc.	302,266	6,079

		35,595

Financial & Business Services 21.1%
Ambac Financial Group, Inc.	90,800	6,015
Associates Corp. of North America	166,489	6,180
Bear Stearns Co., Inc.	98,200	7,112
Chicago Mercantile Exchange	100,000	6,963
Compass Bankshares, Inc.	176,600	6,169
Countrywide Credit Industries, Inc.	84,500	5,879
Doral Financial Corp.	151,400	6,760
Everest Reinsurance Group Ltd.	81,900	6,265
First Tennessee National Corp.	64,300	2,823
FTI Consulting, Inc. (a)	214,200	5,349
General Growth Properties, Inc. (a)	120,200	7,505
GreenPoint Financial Corp. (a)	118,400	6,031
IndyMac Bancorp, Inc.	249,100	6,332
Iron Mountain Inc. (a)	147,900	5,486
iStar Financial, Inc. (a)	175,800	6,417
Legg Mason, Inc.	121,613	7,899
New York Community Bancorp., Inc.	214,300	6,234
Old Republic International Corp.	208,700	$7,152
RenaissanceRe Holdings Ltd.	129,500	5,895
Safeco Corp.	160,400	5,659
W.R. Berkley Corp.	126,900	6,688

		130,813

Healthcare 15.3%
Aetna, Inc.	108,600	6,538
C.R. Bard, Inc. (a)	100,900	7,195
Caremark Rx, Inc. (a)	280,300	7,198
Celgene Corp. (a)	209,700	6,375
Edwards Lifesciences Corp. (a)	193,200	6,209
Express Scripts, Inc. (a)	91,900	6,268
Genzyme Corp. (a)	64,100	2,679
Gilead Sciences, Inc. (a)	159,400	8,859
MedImmune, Inc. (a)	88,500	3,219
Omnicare, Inc.	237,800	8,035
Pharmaceutical Resources, Inc. (a)	96,500	4,696
Quest Diagnostics, Inc. (a)	93,700	5,978
Sepracor, Inc. (a)	129,300	2,331
St. Jude Medical, Inc. (a)	107,700	6,193
Varian Medical Systems, Inc. (a)	86,600	4,986
Watson Pharmaceuticals, Inc. (a)	192,300	7,763

		94,522

Materials & Processing 3.2%
Ball Corp.	112,800	5,134
Freeport-McMoran Copper & Gold, Inc.	146,400	3,587
Minerals Technologies, Inc.	121,700	5,922
Pactiv Corp. (a)	264,000	5,203

		19,846

Technology 21.8%
Adobe Systems, Inc.	163,700	5,250
Adtran, Inc. (a)	132,800	6,775
Affiliated Computer Services, Inc. ‘A’ (a)	110,018	5,031
Altera Corp. (a)	377,400	6,189
Avocent Corp. (a)	189,100	5,660
BEA Systems, Inc. (a)	266,700	2,896
Broadcom Corp. ‘A’ (a)	327,600	8,160
CheckFree Corp. (a)	165,400	4,605
Citrix Systems, Inc. (a)	148,800	3,030
Diebold, Inc.	152,100	6,578
Integrated Circuit Systems, Inc. (a)	229,500	7,213
InterActive Corp. (a)	174,200	6,893
Juniper Networks, Inc. (a)	467,100	5,778
L-3 Communications Holdings, Inc. (a)	127,400	5,541
Mercury Interactive Corp. (a)	128,600	4,965
Pixar, Inc. (a)	76,700	4,666
PMC - Sierra, Inc. (a)	242,600	2,846
SanDisk Corp. (a)	163,500	6,597
Storage Technology Corp. (a)	214,700	5,526
UTStarcom, Inc. (a)	211,500	7,523
VERITAS Software Corp. (a)	134,700	3,862
Western Digital Corp. (a)	575,500	5,928
Xerox Corp. (a)	558,200	5,911
Yahoo, Inc. (a)	226,900	7,433

		134,856

Transportation 0.1%
JetBlue Airways Corp. (a)	19,100	801

Utilities 1.2%
Entergy Corp.	138,200	7,294

Total Common Stocks (Cost $508,636)		599,631

SHORT-TERM INSTRUMENTS 8.2%
Money Market Fund 5.0%
State Street Navigator Securities Lending Prime Portfolio (b)	31,315,634	31,316

	Principal Amount (000s)	Value (000s)

Repurchase Agreement 3.2%
State Street Bank
0.800% due 07/01/2003	$19,992	$19,992
(Dated 06/30/2003. Collateralized by Freddie Mac 2.125% due 05/20/2004 valued at $20,395. Repurchase proceeds are $19,992.)

Total Short-Term Instruments (Cost $51,308)		51,308

Total Investments 105.1% (Cost $559,944)		$650,939
Other Assets and Liabilities (Net) (5.1%)		(32,051)

Net Assets 100.0%		$618,888

Notes to Schedule of Investments (amount in thousands):

(a) Non-income producing security.

(b) Security purchased with the cash proceeds from securities loans. The aggregate market value of the securities on loan was $30,578 as of June 30, 2003.

See accompanying notes  |  6.30.03  |  PIMCO Funds Annual Report    43

Schedule of Investments

NFJ Basic Value Fund

June 30, 2003

	Shares	Value (000s)

COMMON STOCKS 94.3%
Building 1.9%
Centex Corp.	900	$70

Capital Goods 2.0%
Ingersoll-Rand Co. ‘A’	1,600	76

Communications 5.8%
Nextel Communications, Inc. (a)	4,000	72
Sprint Corp.	5,200	75
Verizon Communications, Inc.	1,800	71

		218

Consumer Discretionary 13.1%
Eastman Kodak Co.	2,600	71
General Motors Corp.	3,800	137
Tupperware Corp.	4,800	69
V.F. Corp.	4,200	143
Whirlpool Corp.	1,100	70

		490

Consumer Services 1.8%
Knight-Ridder, Inc.	1,000	69

Consumer Staples 13.2%
Adolph Coors Co. ‘B’	1,400	69
ConAgra Foods, Inc.	2,900	68
Fortune Brands, Inc.	1,300	68
Pepsi Bottling Group, Inc.	3,600	72
R.J. Reynolds Tobacco Holdings, Inc.	4,000	149
Supervalu, Inc.	3,300	70

		496

Energy 9.5%
Amerada Hess Corp.	1,500	74
Apache Corp.	1,100	72
ConocoPhillips	2,600	142
Valero Energy Corp.	1,900	69

		357

Financial & Business Services 24.5%
Bear Stearns Co., Inc.	1,000	72
Deluxe Corp.	3,100	139
Duke Realty Corp.	2,600	72
J.P. Morgan Chase & Co.	2,100	72
Key Corp.	2,800	71
Lincoln National Corp.	2,000	71
Loews Corp.	1,500	71
MGIC Investment Corp.	1,500	70
Union Planters Corp.	4,500	140
UnumProvident Corp.	5,300	71
Washington Mutual, Inc.	1,700	70

		919

Healthcare 7.6%
Becton Dickinson & Co.	1,900	74
Bristol-Myers Squibb Co.	2,700	73
GlaxoSmithKline PLC - ADR	1,700	69
Oxford Health Plans, Inc. (a)	1,700	71

		287

Materials & Processing 3.6%
Alcan, Inc.	2,200	69
Georgia-Pacific Corp.	3,500	66

		135

Technology 5.7%
Electronic Data Systems Corp.	3,300	71
Hewlett-Packard Co.	3,400	72
Lexmark International, Inc. (a)	1,000	71

		214

Transportation 1.9%
Burlington Northern Santa Fe Corp.	2,500	71

Utilities 3.7%
DTE Energy Co.	1,800	$70
Nicor, Inc.	1,900	70

		140

Total Common Stocks (Cost $3,374)		3,542

SHORT-TERM INSTRUMENTS 11.2%
Money Market Fund 5.6%
State Street Navigator Securities Lending Prime Portfolio (b)	211,953	212

	Principal Amount (000s)

Repurchase Agreement 5.6%
State Street Bank
0.800% due 07/01/2003	$210	210
(Dated 06/30/2003. Collateralized by Federal Home Loan Bank 1.640% due 06/17/2005 valued at $215. Repurchase proceeds are $210.)

Total Short-Term Instruments (Cost $422)		422

Total Investments 105.5% (Cost $3,796)		$3,964
Other Assets and Liabilities (Net) (5.5%)		(208)

Net Assets 100.0%		$3,756

Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing security.

(b) Security purchased with the cash proceeds from securities loans. The aggregate market value of the securities on loan was $206 as of June 30, 2003.

44    PIMCO Funds Annual Report  |  6.30.03  |  See accompanying notes

Schedule of Investments

NFJ Equity Income Fund

June 30, 2003

	Shares	Value (000s)

COMMON STOCKS 93.6%
Aerospace 2.1%
Goodrich Corp.	78,600	$1,651

Capital Goods 4.0%
Cooper Industries, Ltd.	35,800	1,479
Textron, Inc.	41,200	1,608

		3,087

Communications 5.7%
SBC Communications, Inc.	58,100	1,484
Sprint Corp.	106,000	1,526
Verizon Communications, Inc.	36,300	1,432

		4,442

Consumer Discretionary 17.0%
Eastman Kodak Co.	105,200	2,877
General Motors Corp.	79,600	2,866
Limited, Inc.	95,700	1,483
The May Department Stores Co.	66,000	1,469
VF Corp.	85,400	2,908
Whirlpool Corp.	25,100	1,599

		13,202

Consumer Staples 11.4%
Albertson’s, Inc.	75,400	1,448
ConAgra Foods, Inc.	61,500	1,451
Fortune Brands, Inc.	28,300	1,477
RJ Reynolds Tobacco Holdings, Inc.	84,000	3,126
Supervalu, Inc.	64,000	1,365

		8,867

Energy 9.3%
ChevronTexaco Corp.	19,700	1,422
ConocoPhillips	26,606	1,458
KeySpan Corp.	41,200	1,461
Marathon Oil Corp.	54,100	1,426
Occidental Petroleum Corp.	43,200	1,449

		7,216

Financial & Business Services 29.2%
Apartment Investment & Management Co. ‘A’	41,600	1,439
CIGNA Corp.	32,200	1,512
Deluxe Corp.	32,300	1,447
Duke Realty Corp.	54,000	1,488
FleetBoston Financial Corp.	46,800	1,390
J.P. Morgan Chase & Co.	43,800	1,497
Key Corp.	111,400	2,815
Lincoln National Corp.	83,500	2,975
Morgan Stanley Dean Witter & Co.	33,400	1,428
Union Planters Corp.	90,500	2,808
UnumProvident Corp.	79,000	1,059
Washington Mutual, Inc.	69,200	2,858

		22,716

Healthcare 3.7%
Bristol-Myers Squibb Co.	54,300	1,474
GlaxoSmithKline PLC	35,200	1,427

		2,901

Materials & Processing 1.9%
Georgia-Pacific Corp.	76,000	1,440

Technology 1.8%
Electronic Data Systems Corp.	66,200	1,420

Transportation 1.9%
Burlington Northern Santa Fe Corp.	50,600	1,439

Utilities 5.6%
American Electric Power Co., Inc.	48,200	1,438
DTE Energy Co.	36,900	1,426
Nicor, Inc.	40,100	1,488

		4,352

Total Common Stocks (Cost $68,408)		72,733

SHORT-TERM INSTRUMENTS 11.9%
Money Market Fund 6.6%
State Street Navigator Securities Lending Prime Portfolio (a)	5,116,235	$5,116

	Principal Amount (000s)

Repurchase Agreement 5.3%
State Street Bank
0.800% due 07/01/2003	$4,135	4,135
(Dated 06/30/2003. Collateralized by Federal Home Loan Bank 1.350% due 05/03/2004 valued at $4,222. Repurchase proceeds are $4,135.)

Total Short-Term Instruments (Cost $9,251)		9,251

Total Investments 105.5% (Cost $77,659)		$81,984
Other Assets and Liabilities (Net) (5.5%)		(4,309)

Net Assets 100.0%		$77,675

Notes to Schedule of Investments (amounts in thousands):

(a) Security purchased with the cash proceeds from securities loans. The aggregate market value of the securities on loan was $4,950 as of June 30, 2003.

See accompanying notes  |  6.30.03  |  PIMCO Funds Annual Report    45

Schedule of Investments

NFJ Small-Cap Value Fund

June 30, 2003

	Shares	Value (000s)

COMMON STOCKS 91.9%
Aerospace 0.6%
Kaman Corp. ‘A’	740,000	$8,651

Building 2.9%
Butler Manufacturing Co.	115,300	1,906
Crane Co.	630,000	14,257
Hughes Supply, Inc.	400,000	13,880
MDC Holdings, Inc.	281,000	13,567

		43,610

Capital Goods 8.2%
Acuity Brands, Inc.	807,000	14,663
ArvinMeritor, Inc.	675,000	13,621
Barnes Group, Inc.	448,000	9,748
Curtiss-Wright Corp.	131,800	8,330
Gatx Capital Corp.	712,000	11,641
Harsco Corp.	382,000	13,771
Precision Castparts Corp.	455,000	14,150
Regal-Beloit Corp.	699,000	13,351
Tecumseh Products Co. ‘A’	330,000	12,642
York International Corp.	574,000	13,432

		125,349

Consumer Discretionary 16.6%
Arctic Cat, Inc.	621,000	11,898
Banta Corp.	410,000	13,272
Brown Shoe Co., Inc.	464,000	13,827
Burlington Coat Factory Warehouse Corp.	784,000	14,034
Callaway Golf Co.	1,000,000	13,220
Cato Corp. ‘A’	655,000	13,807
Claire’s Stores, Inc.	519,000	13,162
Dillard’s, Inc. ‘A’	879,000	11,840
Ennis Business Forms, Inc.	641,700	9,337
Kellwood Co.	455,000	14,392
Kimball International, Inc. ‘B’	586,000	9,142
Lancaster Colony Corp.	345,000	13,338
Lance, Inc.	1,221,000	11,148
Libbey, Inc.	596,400	13,538
Maytag Corp.	549,000	13,407
Ruddick Corp.	895,000	14,069
Russ Berrie & Co., Inc.	377,000	13,764
Russell Corp.	705,000	13,395
Sturm Ruger & Co., Inc.	820,000	8,200
Tupperware Corp.	955,000	13,714

		252,504

Consumer Services 3.4%
Bob Evans Farms, Inc.	493,000	13,622
IHOP Corp.	339,400	10,715
Lone Star Steakhouse & Saloon, Inc.	635,000	13,824
Roto-Rooter, Inc.	346,000	13,214

		51,375

Consumer Staples 5.5%
Casey’s General Stores, Inc.	962,000	13,603
Corn Products International, Inc.	452,000	13,574
Fresh Del Monte Produce, Inc.	550,000	14,129
Loews Corp. - Carolina Group	545,000	14,715
Sensient Technologies Corp.	624,000	14,240
Universal Corp.	319,000	13,494

		83,755

Energy 8.4%
Berry Petroleum Co. ‘A’	495,000	8,885
Cabot Oil & Gas Corp. ‘A’	500,000	13,805
Helmerich & Payne, Inc.	460,000	13,432
Northwest Natural Gas Co.	493,000	13,434
Patina Oil & Gas Corp.	433,750	13,945
St. Mary Land & Exploration Co.	505,000	13,786
Tidewater, Inc.	456,000	13,393
UGI Corp.	429,000	13,599
Vintage Petroleum, Inc.	1,216,000	13,716
World Fuel Services Corp.	422,000	10,377

		128,372

Financial & Business Services 19.9%
AmerUs Group Co.	497,000	14,010
Annaly Mortgage Management, Inc.	677,000	13,479
BancorpSouth, Inc.	631,000	13,156
CBL & Associates Properties, Inc.	316,000	13,588
Commercial Federal Corp.	643,000	13,632
Delphi Financial Group, Inc. ‘A’	295,000	13,806
First Industrial Realty Trust, Inc.	422,000	13,335
Fremont General Corp.	1,000,000	13,700
Health Care Property Investors, Inc.	328,000	13,891
Healthcare Realty Trust, Inc.	456,000	13,292
HRPT Properties Trust	1,469,000	13,515
Hudson United Bancorp.	394,000	13,455
LandAmerica Financial Group, Inc.	288,000	13,680
McGrath Rentcorp	454,000	12,140
New Plan Excel Realty Trust, Inc.	633,000	13,515
Old National Bancorp.	570,000	13,110
Provident Financial Group, Inc.	521,000	13,353
Seacoast Financial Services Corp.	660,000	13,068
Shurgard Storage Centers, Inc. ‘A’	418,000	13,827
Susquehanna Bancshares, Inc.	464,000	10,834
UMB Financial Corp.	242,100	10,265
United Dominion Realty Trust	783,000	13,483
Washington Federal, Inc.	581,000	13,439

		303,573

Healthcare 4.6%
Arrow International, Inc.	301,000	13,289
Cooper Cos., Inc.	418,600	14,555
Invacare Corp.	404,000	13,332
Landauer, Inc.	327,000	13,678
Owens & Minor, Inc.	647,000	14,460

		69,314

Materials & Processing 8.6%
Albany International Corp.	250,000	6,850
Commercial Metals Co.	728,400	12,958
Florida Rock Industries, Inc.	317,000	13,086
Goldcorp, Inc.	364,000	4,368
Lincoln Electric Holdings, Inc.	660,000	13,471
Lubrizol Corp.	444,000	13,760
Massey Energy Co.	1,000,000	13,150
Rock-Tenn Co. ‘A’	888,000	15,052
Teleflex, Inc.	311,000	13,233
Universal Forest Products, Inc.	667,500	13,977
Wellman, Inc.	1,058,000	11,850

		131,755

Technology 1.7%
Analogic Corp.	23,400	1,141
Methode Electronics, Inc.	1,290,000	13,867
PerkinElmer, Inc.	819,800	11,321

		26,329

Transportation 3.5%
Alexander & Baldwin, Inc.	503,000	13,345
Frontline Ltd.	801,800	11,402
Teekay Shipping Corp.	328,000	14,071
USF Corp.	509,000	13,728

		52,546

Utilities 8.0%
Atmos Energy Corp.	555,000	13,764
Cleco Corp.	770,000	13,336
Energen Corp.	399,000	13,287
National Fuel Gas Co.	519,000	13,520
OGE Energy Corp.	664,000	14,190
Peoples Energy Corp.	322,000	13,811
PNM Resources, Inc.	514,000	13,749
Vectren Corp.	543,000	13,602
WGL Holdings, Inc.	495,000	13,217

		122,476

Total Common Stocks (Cost $1,263,100)		1,399,609

SHORT-TERM INSTRUMENTS 11.6%
Money Market Fund 4.8%
State Street Navigator Securities Lending Prime Portfolio (a)	73,176,635	$73,177

	Principal Amount (000s)

Repurchase Agreement 6.8%
State Street Bank
0.800% due 07/01/2003	$103,791	103,791
(Dated 06/30/2003. Collateralized by Fannie Mae 0.000% due 08/13/2003 valued at $3,870 and Federal Home Loan Bank 1.250% due 07/02/2004 valued at $102,007. Repurchase proceeds are $103,793.)

Total Short-Term Instruments (Cost $176,968)		176,968

Total Investments 103.5% (Cost $1,440,068)		$1,576,577
Other Assets and Liabilities (Net) (3.5%)		(53,281)

Net Assets 100.0%		$1,523,296

Notes to Schedule of Investments (amounts in thousands):

(a) Security purchased with the cash proceeds from securities loans. The aggregate market value of the securities on loan was $71,584 as of June 30, 2003.

46    PIMCO Funds Annual Report  |  6.30.03  |  See accompanying notes

Schedule of Investments

PEA Growth & Income Fund

June 30, 2003

	Shares	Value (000s)

COMMON STOCKS 89.1%
Capital Goods 7.1%
3M Co.	10,000	$1,290
Caterpillar, Inc.	35,000	1,948
General Electric Co.	65,000	1,864

		5,102

Communications 1.9%
Verizon Communications, Inc.	35,000	1,381

Consumer Discretionary 6.4%
Clear Channel Communications, Inc. (a)	35,000	1,484
Eastman Kodak Co.	25,000	684
General Motors Corp.	50,000	1,120
Wal-Mart Stores, Inc.	25,000	1,342

		4,630

Consumer Services 2.1%
Viacom, Inc. (a)	35,000	1,528

Consumer Staples 2.5%
Procter & Gamble Co.	20,000	1,784

Energy 8.1%
BP PLC SP - ADR	35,000	1,471
ChevronTexaco Corp.	25,000	1,805
Kinder Morgan Management LLC	67,541	2,530

		5,806

Financial & Business Services 28.7%
American Express Co.	35,000	1,463
American International Group, Inc.	25,000	1,379
Bank of America Corp.	25,000	1,976
Boston Properties, Inc.	50,000	2,190
Citigroup, Inc.	50,000	2,140
First Data Corp.	35,000	1,450
iStar Financial, Inc.	25,000	912
J.P. Morgan Chase & Co.	75,000	2,563
Morgan Stanley Dean Witter & Co.	25,000	1,069
Simon Property Group, Inc.	50,000	1,951
Vornado Realty Trust	50,000	2,180
Washington Mutual, Inc.	35,000	1,445

		20,718

Healthcare 10.7%
Allergan, Inc.	20,000	1,542
Boston Scientific Corp. (a)	25,000	1,527
Forest Laboratories, Inc. (a)	25,000	1,369
Pfizer, Inc.	50,000	1,708
Wyeth	35,000	1,594

		7,740

Materials & Processing 5.7%
Alcoa, Inc.	50,000	1,275
Dow Chemical Co.	50,000	1,548
International Paper Co.	35,000	1,251

		4,074

Technology 11.6%
Hewlett-Packard Co.	100,000	2,130
Honeywell International, Inc.	50,000	1,343
IBM Corp.	15,000	1,238
Intel Corp.	50,000	1,039
Microsoft Corp.	75,000	1,921
Sun Microsystems, Inc. (a)	150,000	690

		8,361

Utilities 4.3%
Dominion Resources, Inc.	25,000	1,607
Exelon Corp.	25,000	1,495

		3,102

Total Common Stocks (Cost $61,344)		64,226

CONVERTIBLE PREFERRED STOCK 6.1%
Goldman Sachs Group, Inc.
8.850% due 01/23/2004	86,400	1,635
11.125% due 04/08/2004	82,000	1,526
12.000% due 12/22/2003	45,100	1,214

Total Convertible Preferred Stock (Cost $3,760)		4,375

CONVERTIBLE BONDS & NOTES 2.2%

	Principal Amount (000s)

Industrials 2.2%
Cendant Corp.
3.875% due 11/27/2011 (a)	$1,500	1,594

Total Convertible Bonds & Notes (Cost $1,500)		1,594

SHORT-TERM INSTRUMENTS 2.3%
Repurchase Agreement 2.3%
State Street Bank
0.800% due 07/01/2003	1,685	1,685
(Dated 06/30/2003. Collateralized by Fannie Mae 1.350% due 05/03/2004 valued at $1,720. Repurchase proceeds are $1,685.)

Total Short-Term Instruments (Cost $1,685)		1,685

Total Investments 99.7% (Cost $68,289)		$71,880
Other Assets and Liabilities (Net) 0.3%		249

Net Assets 100.0%		$72,129

Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing security.

See accompanying notes  |  6.30.03  |  PIMCO Funds Annual Report    47

Schedule of Investments

PEA Growth Fund

June 30, 2003

	Shares	Value (000s)

COMMON STOCKS 98.2%
Capital Goods 7.0%
3M Co.	150,000	$19,347
General Electric Co.	750,000	21,510
Illinois Tool Works, Inc.	250,000	16,462

		57,319

Communications 2.1%
Echostar Communications Corp. ‘A’ (a)	500,000	17,310

Consumer Discretionary 12.5%
Clear Channel Communications, Inc. (a)	750,000	31,792
Comcast Corp. (a)	500,000	14,415
Nike, Inc.	250,000	13,372
The Home Depot, Inc.	500,000	16,560
Wal-Mart Stores, Inc.	500,000	26,835

		102,974

Consumer Services 8.3%
Carnival Corp.	500,000	16,255
Cendant Corp. (a)	750,000	13,740
Starwood Hotels & Resorts Worldwide, Inc.	500,000	14,295
Viacom, Inc. (a)	550,000	24,013

		68,303

Consumer Staples 2.7%
Procter & Gamble Co.	250,000	22,295

Energy 2.0%
Schlumberger Ltd.	350,000	16,649

Financial & Business Services 21.5%
American Express Co.	500,000	20,905
American International Group, Inc.	500,000	27,590
Bank of America Corp.	350,000	27,660
Citigroup, Inc.	850,000	36,380
First Data Corp.	750,000	31,080
Merrill Lynch & Co.	350,000	16,338
SLM Corp.	450,000	17,627

		177,580

Healthcare 16.2%
Boston Scientific Corp. (a)	350,000	21,385
Forest Laboratories, Inc. (a)	350,000	19,163
Johnson & Johnson	250,000	12,925
Pfizer, Inc.	1,000,000	34,150
Stryker Corp.	300,000	20,811
UnitedHealth Group, Inc.	500,000	25,125

		133,559

Technology 23.3%
Applied Materials, Inc. (a)	550,000	8,723
Cisco Systems, Inc. (a)	1,500,000	24,885
Dell Computer Corp. (a)	750,000	23,970
EMC Corp. (a)	1,250,000	13,088
Hewlett-Packard Co.	1,000,000	21,300
IBM Corp.	250,000	20,625
Intel Corp.	750,000	15,588
Maxim Integrated Products, Inc.	350,000	11,967
Microsoft Corp.	1,000,000	25,610
Oracle Corp. (a)	1,000,000	12,020
SAP AG	500,000	14,610

		192,386

Transportation 2.6%
FedEx Corp.	350,000	21,711

Total Common Stocks (Cost $711,238)		810,086

	Principal Amount (000s)	Value (000s)

CONVERTIBLE BONDS & NOTES 0.0%
Financial & Business Services 0.0%
Cabbell Financial Grantor Trust
7.187% due 12/31/2002 (b)	$358,994	$0

Total Convertible Bonds & Notes (Cost $359)		0

SHORT-TERM INSTRUMENTS 3.9%

	Shares

Money Market Fund 1.4%
State Street Navigator Securities Lending Prime Portfolio (c)	11,116,932	11,117

	Principal Amount (000s)

Repurchase Agreement 2.5%
State Street Bank
0.800% due 07/01/2003	$20,370	20,370
(Dated 06/30/2003. Collateralized by Federal Home Loan Bank 1.300% due 06/28/2004 valued at $20,779. Repurchase proceeds are $20,370.)

Total Short-Term Instruments (Cost $31,487)		31,487

Total Investments 102.1% (Cost $743,084)		$841,573
Other Assets and Liabilities (Net) (2.1%)		(16,903)

Net Assets 100.0%		$824,670

Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing security.

(b) Security is in default.

(c) Security purchased with the cash proceeds from securities loans. The aggregate market value of the securities on loan was $10,841 as of June 30, 2003.

48    PIMCO Funds Annual Report  |  6.30.03  |  See accompanying notes

Schedule of Investments

PEA Innovation Fund

June 30, 2003

	Shares	Value (000s)

COMMON STOCKS 93.7%
Capital Goods 0.6%
OmniVision Technologies, Inc. (a)	189,400	$5,909

Communications 3.1%
Nokia Oyj SP - ADR	548,700	9,015
Qwest Communications International, Inc. (a)	1,553,600	7,426
Vodafone Group PLC SP - ADR	646,000	12,694

		29,135

Consumer Discretionary 0.6%
Comcast Corp. (a)	184,400	5,316

Consumer Services 1.1%
eBay, Inc. (a)	40,200	4,188
XM Satellite Radio Holings, Inc. (a)	509,300	5,628

		9,816

Financial & Business Services 1.1%
Ameritrade Holding Corp. (a)	1,383,200	10,250

Healthcare 4.7%
Amgen, Inc. (a)	177,400	11,882
Celgene Corp. (a)	481,000	14,622
Gilead Sciences, Inc. (a)	257,900	14,334
St. Jude Medical, Inc. (a)	42,400	2,438

		43,276

Technology 82.5%
Adtran, Inc. (a)	102,500	5,230
Agere Systems, Inc. ‘A’ (a)	2,192,400	5,108
Altera Corp. (a)	1,048,400	17,194
Amdocs Ltd. (a)	932,800	22,387
Applied Materials, Inc. (a)	1,497,500	23,750
Ask Jeeves, Inc. (a)	191,100	2,628
ASML Holding N.V. (a)	678,600	6,487
BEA Systems, Inc. (a)	1,929,828	20,958
Broadcom Corp. ‘A’ (a)	683,000	17,014
Cisco Systems, Inc. (a)	1,340,200	22,234
Cognizant Technology Solutions Corp. (a)	268,500	6,541
Comverse Technology, Inc. (a)	1,237,300	18,597
Corning, Inc. (a)	2,222,200	16,422
Cree, Inc. (a)	374,500	6,097
Cypress Semiconductor Corp. (a)	1,364,700	16,376
Dell Computer Corp. (a)	789,800	25,242
EMC Corp. (a)	2,717,471	28,452
Hewlett-Packard Co.	222,500	4,739
Hutchinson Technology (a)	309,700	10,186
Integrated Circuit Systems, Inc. (a)	381,800	12,000
Intel Corp.	1,049,500	21,813
InterActive Corp. (a)	388,000	15,353
International Rectifier Corp. (a)	412,500	11,063
JDS Uniphase Corp. (a)	6,145,700	21,571
Juniper Networks, Inc. (a)	846,900	10,476
Kulicke & Soffa Industries, Inc. (a)	1,873,900	11,974
Legato Systems, Inc. (a)	821,000	6,888
Lexmark International, Inc. (a)	128,600	9,101
Linear Technology Corp.	86,400	2,783
LSI Logic Corp. (a)	1,103,300	7,811
Lucent Technologies, Inc. (a)	3,005,700	6,102
Marvell Technology Group Ltd. (a)	432,827	14,876
Maxim Integrated Products, Inc.	183,100	6,260
Mercury Interactive Corp. (a)	526,200	20,317
Micromuse, Inc. (a)	1,022,300	8,168
Micron Technology, Inc. (a)	1,233,231	14,343
Monster Worldwide, Inc. (a)	421,100	8,308
Netscreen Technologies, Inc. (a)	378,700	8,540
Network Appliance, Inc. (a)	1,107,100	17,946
Nortel Networks Corp. (a)	4,484,700	12,109
Novellus Systems, Inc. (a)	120,600	4,417
NVIDIA Corp. (a)	446,000	10,263
Oracle Corp. (a)	1,698,595	20,417
PMC - Sierra, Inc. (a)	774,500	9,085
SAP AG	533,100	$15,577
Seagate Technology (a)	823,100	14,528
Siebel Systems, Inc. (a)	769,800	7,344
Solectron Corp. (a)	5,031,100	18,816
Sun Microsystems, Inc. (a)	2,929,600	13,476
Taiwan Semiconductor Manufacturing Co. Ltd. SP - ADR (a)	2,269,538	22,877
Telefonaktiebolaget LM Ericsson (a)	1,347,200	14,321
Texas Instruments, Inc.	911,600	16,044
United Microelectronics Corp. SP - ADR (a)	3,562,635	13,360
VERITAS Software Corp. (a)	443,800	12,724
Vitesse Semiconductor Corp. (a)	1,375,200	6,766
Western Digital Corp. (a)	550,100	5,666
Xilinx, Inc. (a)	536,600	13,581
Yahoo, Inc. (a)	607,700	19,908

		762,614

Total Common Stocks (Cost $731,369)		866,316

SHORT-TERM INSTRUMENTS 27.6%
Money Market Fund 20.9%
State Street Navigator Securities Lending Prime Portfolio (b)	193,166,939	193,167

	Principal Amount (000s)

Repurchase Agreement 6.7%
State Street Bank
0.800% due 07/01/2003	$61,643	61,643
(Dated 06/30/2003. Collateralized by Federal Home Loan Bank 1.300% due 06/30/2004 valued at $51,002 and Freddie Mac 3.500% due 02/20/2004 valued at $11,881. Repurchase proceeds are $61,644.)

Total Short-Term Instruments (Cost $254,810)		254,810

Total Investments 121.3% (Cost $986,179)		$1,121,126
Other Assets and Liabilities (Net) (21.3%)		(196,532)

Net Assets 100.0%		$924,594

Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing security.

(b) Security purchased with the cash proceeds from securities loans. The aggregate market value of the securities on loan was $185,917 as of June 30, 2003.

See accompanying notes  |  6.30.03  |  PIMCO Funds Annual Report    49

Schedule of Investments

PEA Opportunity Fund

June 30, 2003

	Shares	Value (000s)

COMMON STOCKS 102.9%
Aerospace 1.9%
DRS Technologies, Inc. (a)	176,800	$4,936

Capital Goods 2.1%
Alliance Gaming Corp. (a)	287,800	5,442

Communications 2.3%
Cumulus Media, Inc. ‘A’ (a)	161,600	3,059
Matrixone, Inc. (a)	515,883	2,961

		6,020

Consumer Discretionary 13.1%
American Eagle Outfitters, Inc. (a)	279,700	5,068
B.J.’s Wholesale Club, Inc. (a)	181,700	2,736
Herman Miller, Inc.	122,200	2,470
K-Swiss, Inc. ‘A’	87,000	3,003
Linens `n Things, Inc. (a)	223,705	5,282
MSC Industrial Direct Co. (a)	197,100	3,528
PETsMART, Inc. (a)	191,438	3,191
Polaris Industries, Inc.	56,200	3,451
Select Comfort Corp. (a)	151,600	2,483
The Yankee Candle Co., Inc. (a)	135,300	3,142

		34,354

Consumer Services 15.0%
Corporate Executive Board Co. (a)	61,600	2,515
Forrester Research, Inc. (a)	252,400	4,129
Macrovision Corp. (a)	99,688	1,986
Mobile Mini, Inc. (a)	232,800	3,802
MPS Group, Inc. (a)	362,900	2,497
Navigant Consuling, Inc. (a)	239,800	2,842
Pegasus Solutions, Inc. (a)	282,700	4,594
Regal Entertainment Group	105,700	2,492
Resources Connection, Inc. (a)	95,983	2,290
Sinclair Broadcast Group, Inc. (a)	41,700	484
Sylvan Learning Systems, Inc. (a)	240,400	5,491
The Cheesecake Factory, Inc. (a)	114,000	4,092
XM Satellite Radio Holings, Inc. (a)	198,900	2,198

		39,412

Consumer Staples 1.0%
Wild Oats Markets, Inc. (a)	249,682	2,722

Energy 5.5%
Grant Prideco, Inc. (a)	280,000	3,290
Key Energy Group, Inc. (a)	460,000	4,931
Spinnaker Exploration Co. (a)	122,600	3,212
Tidewater, Inc.	97,000	2,849

		14,282

Environmental Services 1.1%
Stericycle, Inc. (a)	76,700	2,951

Financial & Business Services 10.7%
Affiliated Managers Group, Inc. (a)	73,800	4,498
Boston Private Financial Holdings, Inc.	157,900	3,329
Doubleclick, Inc. (a)	276,900	2,561
Investors Financial Services Corp.	316,000	9,167
Kroll, Inc. (a)	130,400	3,529
Providian Financial Corp. (a)	532,300	4,929

		28,013

Healthcare 15.6%
Adolor Corp. (a)	118,600	1,455
Andrx Group Corp. (a)	114,500	2,279
BioMarin Pharmaceutical, Inc. (a)	236,600	2,309
CTI Molecular Imaging, Inc. (a)	276,700	5,232
Discovery Laboratories, Inc. - Warrant Exp. 03/21/2005 (a)(c)	92,308	202
Genta, Inc. (a)	162,100	2,159
Ilex Oncology, Inc. (a)	70,600	1,370
INAMED Corp. (a)	68,400	3,672
Intergra LifeSciences Holdings, Inc. (a)	96,100	2,535
NBTY, Inc. (a)	204,250	4,302
NPS Pharmaceuticals, Inc. (a)	76,600	1,865
Omnicare, Inc.	94,300	3,186
Pharmaceutical Resources, Inc. (a)	64,100	3,119
VistaCare, Inc. (a)	160,200	$3,895
Wright Medical Group, Inc. (a)	178,900	3,399

		40,979

Materials & Processing 3.2%
Coherent, Inc. (a)	139,300	3,299
Hanover Compressor Co. (a)	450,700	5,093

		8,392

Technology 23.8%
Aeroflex, Inc. (a)	489,424	3,788
Artisan Components, Inc. (a)	174,050	3,935
ASE Test Ltd. (a)	755,500	4,155
Borland Software Corp. (a)	362,100	3,538
Brocade Communications Systems, Inc. (a)	369,800	2,178
Cymer, Inc. (a)	93,500	2,993
Documentum, Inc. (a)	112,800	2,219
Extreme Networks, Inc. (a)	386,600	2,049
F5 Networks, Inc. (a)	143,100	2,411
FLIR Systems, Inc. (a)	72,800	2,195
Identix, Inc. (a)	314,900	2,000
Imax Corp. (a)	144,300	1,299
Lawson Software, Inc. (a)	442,100	3,435
MicroStrategy, Inc. (a)	75,800	2,761
Monster Worldwide, Inc. (a)	131,900	2,602
Netscreen Technologies, Inc. (a)	105,100	2,370
Photon Dynamics, Inc. (a)	102,100	2,821
Powerwave Technologies, Inc. (a)	228,500	1,433
Semtech Corp. (a)	335,025	4,771
SkillSoft PLC (a)	576,200	2,910
UTStarcom, Inc. (a)	58,000	2,063
Websense, Inc. (a)	278,880	4,367

		62,293

Transportation 7.6%
Atlantic Coast Airlines Holdings, Inc. (a)	356,356	4,807
Old Dominion Freight Line, Inc. (a)	157,105	3,397
OMI Corp. (a)	634,000	3,905
Skywest, Inc.	261,600	4,986
Swift Transportation Co., Inc. (a)	152,800	2,845

		19,940

Total Common Stocks (Cost $230,017)		269,736

SHORT-TERM INSTRUMENTS 23.1%
Money Market Fund 23.1%
State Street Navigator Securities Lending Prime Portfolio (b)	60,659,390	60,659

Total Short-Term Instruments (Cost $60,659)		60,659

Total Investments 126.0% (Cost $290,676)		$330,395
Other Assets and Liabilities (Net) (26.0%)		(68,152)

Net Assets 100.0%		$262,243

Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing security.

(b) Security purchased with the cash proceeds from securities loans. The aggregate market value of the securities on loan was $59,003 as of June 30, 2003.

(c) Indicates a fair valued security which has not been valued utilizing an independent quote and which is valued pursuant to guidelines established by the Trustees. The aggregate value of fair valued securities is $202 which is 0.08% of net assets.

50    PIMCO Funds Annual Report  |  6.30.03  |  See accompanying notes

Schedule of Investments

PEA Renaissance Fund

June 30, 2003

	Shares	Value (000s)

COMMON STOCKS 89.7%
Aerospace 0.6%
Goodrich Corp.	1,004,100	$21,086

Capital Goods 12.0%
ArvinMeritor, Inc.	2,160,000	43,589
CNH Global N.V.	1,681,480	16,041
Navistar International Corp. (a)	5,332,100	173,986
Tyco International Ltd.	6,179,800	117,293
Visteon Corp.	5,145,800	35,352
York International Corp.	686,700	16,069

		402,330

Consumer Discretionary 5.3%
Goodyear Tire & Rubber Co.	240,000	1,260
J.C. Penney Co., Inc.	8,436,300	142,152
Sears, Roebuck & Co.	1,025,000	34,481

		177,893

Consumer Services 1.6%
Liberty Media Corp. ‘A’ (a)	4,565,981	52,783

Consumer Staples 1.7%
Loews Corp. - Carolina Group	844,063	22,790
Smithfield Foods, Inc. (a)	1,080,000	24,754
Tyson Foods, Inc.	875,000	9,292

		56,836

Energy 7.2%
Pride International, Inc. (a)	6,476,038	121,879
Rowan Cos., Inc. (a)	2,202,167	49,329
Transocean, Inc. (a)	460,000	10,106
Valero Energy Corp.	1,550,000	56,311
Veritas DGC, Inc. (a)	200,000	2,300

		239,925

Financial & Business Services 20.0%
American Financial Group, Inc.	1,152,892	26,286
AmeriCredit Corp. (a)	7,127,900	60,944
CIGNA Corp.	310,000	14,551
CIT Group, Inc.	6,938,600	171,036
CNA Financial Corp. (a)	570,000	14,022
Comerica, Inc.	100,000	4,650
Fairfax Financial Holdings Ltd.	312,850	47,201
Freddie Mac	1,350,000	68,540
J.P. Morgan Chase & Co.	4,406,800	150,624
Loews Corp.	1,088,600	51,480
SPDR Trust	150,000	14,645
UnumProvident Corp.	3,151,440	42,261

		666,240

Healthcare 0.3%
Tenet Healthcare Corp. (a)	180,000	2,097
The Phoenix Cos., Inc.	710,000	6,411

		8,508

Materials & Processing 10.2%
Alcan, Inc.	741,000	23,186
Bowater, Inc.	1,080,000	40,446
Crompton Corp.	3,938,185	27,764
FMC Corp. (a)	1,385,000	31,343
Freeport-McMoran Copper & Gold, Inc.	630,000	15,435
Georgia-Pacific Corp.	3,558,000	67,424
IMC Global, Inc.	8,707,700	58,429
Imperial Chemical Industries PLC	4,160,000	8,426
Imperial Chemical Industries PLC SP - ADR	1,030,000	8,549
Nova Chemicals Corp.	97,000	1,847
Phelps Dodge Corp.	180,000	6,901
Premcor, Inc. (a)	320,000	6,896
Smurfit-Stone Container Corp. (a)	30,000	391
Solutia, Inc.	6,297,000	13,727
Tembec, Inc. (a)	4,408,900	26,445
United States Steel Corp.	220,000	3,601

		340,810

Technology 17.9%
Advanced Micro Devices Export Sdn. Bhd. (a)	4,500,000	$28,845
Agilent Technologies, Inc. (a)	500,000	9,775
Amkor Technology, Inc. (a)	1,084,400	14,249
Credence Systems Corp. (a)	2,083,200	17,645
Kulicke & Soffa Industries, Inc. (a)	2,780,000	17,764
Maxtor Corp. (a)	440,500	3,308
Micron Technology, Inc. (a)	10,593,358	123,201
Sanmina-SCI Corp. (a)	27,428,200	173,072
Solectron Corp. (a)	20,738,300	77,561
Teradyne, Inc. (a)	7,540,000	130,517

		595,937

Transportation 6.2%
AMR Corp. (a)	4,948,600	54,435
CSX Corp.	2,635,900	79,314
Swift Transportation Co., Inc. (a)	3,999,800	74,476

		208,225

Utilities 6.7%
Allegheny Energy, Inc.	3,308,000	27,953
Calpine Corp. (a)	5,000	33
PG&E Corp. (a)	7,353,400	155,524
Reliant Resources, Inc. (a)	6,622,000	40,593

		224,103

Total Common Stocks (Cost $2,808,913)		2,994,676

CONVERTIBLE PREFERRED STOCK 0.3%
Household International, Inc.
8.875% due 02/15/2006	280,000	9,778

Total Convertible Preferred Stock (Cost $7,000)		9,778

CONVERTIBLE BONDS & NOTES 0.4%
	Principal Amount (000s)

Healthcare 0.1%
HEALTHSOUTH Corp.
3.250% due 04/01/2003 (b)	$7,000	3,605

Industrials 0.3%
Micron Technology, Inc.
2.500% due 02/01/2010	9,320	11,172

Total Convertible Bonds & Notes (Cost $16,320)		14,777

SHORT-TERM INSTRUMENTS 25.2%

	Shares

Money Market Fund 16.2%
State Street Navigator Securities Lending Prime Portfolio (c)	538,976,783	538,977

	Principal Amount (000s)	Value (000s)

Repurchase Agreement 9.0%
State Street Bank
0.800% due 07/01/2003	$300,156	$300,156

(Dated 06/30/2003. Collateralized by Federal Home Loan Bank 1.370% due 05/03/2004 valued at $102,000 and Federal Home Loan Bank 1.500% due 05/13/2005 valued at $102,000 and Fannie Mae 0.000% due 08/13/2003 valued at $102,001 and Federal Home Loan Bank 1.470% due 05/14/2004 valued at $160. Repurchase proceeds are $300,163.)

Total Short-Term Instruments (Cost $839,133)		839,133

Total Investments 115.6% (Cost $3,671,366)		$3,858,364
Other Assets and Liabilities (Net) (15.6%)		(520,385)

Net Assets 100.0%		$3,337,979

Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing security.

(b) Security is in default.

(c) Security purchased with the cash proceeds from securities loans. The aggregate market value of the securities on loan was $525,093 as of June 30, 2003.

See accompanying notes  |  6.30.03  |  PIMCO Funds Annual Report    51

Schedule of Investments

PEA Target Fund

June 30, 2003

	Shares	Value (000s)

COMMON STOCKS 96.8%
Capital Goods 3.3%
Fisher Scientific International, Inc. (a)	275,000	$9,597
ITT Industries, Inc.	125,000	8,182
Jacobs Engineering Group, Inc. (a)	36,800	1,551
Weatherford International, Inc. (a)	200,000	8,380

		27,710

Communications 2.3%
Echostar Communications Corp. ‘A’ (a)	550,000	19,041

Consumer Discretionary 13.4%
Abercrombie & Fitch Co. ‘A’ (a)	500,000	14,205
Best Buy Co., Inc. (a)	175,000	7,686
CarMax, Inc. (a)	175,000	5,276
Clear Channel Communications, Inc. (a)	265,000	11,233
Coach, Inc. (a)	175,000	8,704
Harman International Industries, Inc.	130,000	10,288
Insight Enterprises, Inc. (a)	600,000	6,036
Linens `n Things, Inc. (a)	700,000	16,527
MGM Mirage, Inc. (a)	200,000	6,836
Michaels Stores, Inc. (a)	400,000	15,224
Polaris Industries, Inc.	175,000	10,745

		112,760

Consumer Services 5.2%
Corporate Executive Board Co. (a)	106,100	4,331
E.W. Scripps Co.	40,000	3,549
Education Management Corp. (a)	165,000	8,775
Priceline.com, Inc. (a)	150,000	3,358
Royal Caribbean Cruises Ltd.	650,000	15,054
The Cheesecake Factory, Inc. (a)	250,000	8,972

		44,039

Consumer Staples 1.2%
CDW Corp. (a)	225,000	10,305

Energy 4.4%
Apache Corp.	135,000	8,783
BJ Services Co. (a)	200,000	7,472
ENSCO International, Inc.	325,000	8,742
Nabors Industries Ltd. (a)	185,000	7,317
National-Oilwell, Inc. (a)	200,000	4,400

		36,714

Financial & Business Services 12.8%
Accenture Ltd. (a)	450,000	8,140
Affiliated Managers Group, Inc. (a)	175,000	10,666
Ambac Financial Group, Inc.	170,000	11,262
Capital One Financial Corp.	70,000	3,443
Charles Schwab Corp.	400,000	4,036
Countrywide Credit Industries, Inc.	120,000	8,348
Doral Financial Corp.	200,000	8,930
Fair Isaac Corp.	60,000	3,087
Goldman Sachs Group, Inc.	345,800	6,545
iStar Financial, Inc.	200,000	7,300
Lamar Advertising Co. (a)	200,000	7,042
PartnerRe Ltd.	200,000	10,222
Providian Financial Corp. (a)	800,000	7,408
Radian Group, Inc.	300,000	10,995

		107,424

Healthcare 20.1%
Allergan, Inc.	130,000	10,023
AmerisourceBergen Corp.	170,000	11,789
Andrx Group Corp. (a)	500,000	9,950
CTI Molecular Imaging, Inc. (a)	550,000	10,400
Express Scripts, Inc. (a)	150,000	10,231
IDEC Pharmaceuticals Corp. (a)	225,000	7,650
INAMED Corp. (a)	175,000	9,396
Medicis Pharmaceutical ‘A’	150,000	8,505
MedImmune, Inc. (a)	200,000	7,274
Omnicare, Inc.	350,000	11,827
SICOR, Inc. (a)	400,000	$8,136
St. Jude Medical, Inc. (a)	197,700	11,368
Teva Pharmaceutical Industries Ltd. SP - ADR	275,000	15,656
Varian Medical Systems, Inc. (a)	350,000	20,150
Watson Pharmaceuticals, Inc. (a)	250,000	10,093
Zimmer Holdings, Inc. (a)	150,000	6,758

		169,206

Materials & Processing 0.7%
Alcan, Inc.	175,000	5,476

Technology 31.4%
Adobe Systems, Inc.	150,000	4,811
Affiliated Computer Services, Inc. ‘A’ (a)	200,000	9,146
Autodesk, Inc.	350,000	5,656
BEA Systems, Inc. (a)	850,000	9,231
Borland Software Corp. (a)	775,000	7,572
Broadcom Corp. ‘A’ (a)	325,000	8,096
Brocade Communications Systems, Inc. (a)	900,000	5,301
Business Objects S.A. SP - ADR (a)	250,000	5,488
Cognizant Technology Solutions Corp. (a)	300,000	7,308
Cognos, Inc. (a)	200,000	5,400
Cymer, Inc. (a)	325,000	10,403
DST Systems, Inc. (a)	225,000	8,550
Extreme Networks, Inc. (a)	1,750,000	9,275
Fairchild Semiconductor International, Inc. ‘A’ (a)	450,000	5,756
Flextronics International Ltd. (a)	500,000	5,195
Gentex Corp. (a)	300,000	9,183
Integrated Circuit Systems, Inc. (a)	360,000	11,315
Integrated Device Technology, Inc. (a)	500,000	5,525
InterActive Corp. (a)	375,000	14,839
Intuit, Inc. (a)	165,000	7,347
Juniper Networks, Inc. (a)	600,000	7,422
KLA-Tencor Corp. (a)	225,000	10,460
Marvell Technology Group Ltd. (a)	360,000	12,373
Maxim Integrated Products, Inc.	115,000	3,932
Mercury Interactive Corp. (a)	350,000	13,514
Monster Worldwide, Inc. (a)	400,000	7,892
Netscreen Technologies, Inc. (a)	450,000	10,148
Network Associates, Inc. (a)	200,000	2,536
Nortel Networks Corp. (a)	2,000,000	5,400
Novellus Systems, Inc. (a)	325,000	11,902
Sohu.com, Inc. (a)	100,000	3,416
UTStarcom, Inc. (a)	400,000	14,228
VERITAS Software Corp. (a)	200,000	5,734

		264,354

Transportation 1.0%
Expeditors International Washington, Inc.	100,000	3,464
Swift Transportation Co., Inc. (a)	250,000	4,655

		8,119

Utilities 1.0%
Dominion Resources, Inc.	125,000	8,034

Total Common Stocks (Cost $715,375)		813,182

CONVERTIBLE BONDS & NOTES 0.7%
	Principal Amount (000s)

Technology 0.7%
Juniper Networks, Inc.
4.750% due 03/15/2007	$6,500	6,167

Total Convertible Bonds & Notes (Cost $5,079)		6,167

	Shares	Value (000s)

SHORT-TERM INSTRUMENTS 17.5%
Money Market Fund 15.1%
State Street Navigator Securities Lending Prime Portfolio (b)	127,166,602	$127,167

	Principal Amount (000s)

Repurchase Agreement 2.4%
State Street Bank
0.800% due 07/01/2003	$20,286	20,286
(Dated 06/30/2003. Collateralized by Federal Home Loan Bank 1.300% due 06/30/2004 valued at $20,694. Repurchase proceeds are $20,286.)

Total Short-Term Instruments (Cost $147,453)		147,453

Total Investments 115.0% (Cost $867,907)		$966,802
Written Options (c) (0.1%) (Premiums $1,090)		(1,075)
Other Assets and Liabilities (Net) (14.9%)		(125,206)

Net Assets 100.0%		$840,521

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a) Non-income producing security.

(b) Security purchased with the cash proceeds from securities loans. The aggregate market value of the securities on loan was $124,314 as of June 30, 2003.

(c) Premiums received on written options:

Type	# of Contracts	Premium	Value

Call - CBOE AmerisourceBergen Corp.
Strike @ 70.000 Exp. 07/2003	500	$99	$71
Call - PSE Affiliated Computer Services, Inc.
Strike @ 55.000 Exp. 07/2003	500	44	5
Call - PHILADELPHIA Adobe Systems, Inc.
Strike @ 40.000 Exp. 07/2003	500	32	5
Call - CBOE Best Buy Co., Inc.
Strike @ 45.000 Exp. 07/2003	500	91	42
Call - CBOE Best Buy Co., Inc.
Strike @ 50.000 Exp. 08/2003	500	25	22
Call - PSE Countrywide Financial Corp.
Strike @ 75.000 Exp. 07/2003	500	56	25
Call - AMEX Coach, Inc.
Strike @ 55.000 Exp. 07/2003	500	29	10

52    PIMCO Funds Annual Report  |  6.30.03  |  See accompanying notes

	# of Contracts	Premium	Value

Call - AMEX Coach, Inc.
Strike @ 50.000 Exp. 07/2003	1,000	$165	$155
Call - CBOE Echostar Communications Corp.
Strike @ 35.000 Exp. 07/2003	1,000	60	105
Call - CBOE Echostar Communications Corp.
Strike @ 40.000 Exp. 08/2003	500	25	16
Call - AMEX Education Management Corp.
Strike @ 55.000 Exp. 07/2003	500	39	30
Call - AMEX Express Scripts, Inc.
Strike @ 75.000 Exp. 08/2003	500	39	62
Call - PSE Fair Isaac Corp.
Strike @ 60.000 Exp. 07/2003	250	13	4
Call - AMEX Harman International Industries, Inc.
Strike @ 75.000 Exp. 07/2003	500	32	230
Call - CBOE Intuit, Inc.
Strike @ 50.000 Exp. 07/2003	500	27	8
Call - CBOE Mercury Interactive Corp.
Strike @ 47.500 Exp. 08/2003	500	28	20
Call - CBOE Medicis Pharmaceutical
Strike @ 60.000 Exp. 07/2003	500	51	20
Call - AMEX Nabors Industries Ltd.
Strike @ 50.000 Exp. 07/2003	250	7	2
Call - AMEX Polaris Industries, Inc.
Strike @ 40.000 Exp. 08/2003	500	83	74
Call - CBOE St. Jude Medical, Inc.
Strike @ 60.000 Exp. 07/2003	500	34	45
Call - CBOE St. Jude Medical, Inc.
Strike @ 65.000 Exp. 08/2003	500	29	28
Call - CBOE InterActive Corp.
Strike @ 40.000 Exp. 07/2003	1,000	53	90
Call - CBOE Weatherford International Ltd.
Strike @ 50.000 Exp. 07/2003	750	29	6

		$1,090	$1,075

See accompanying notes  |  6.30.03  |  PIMCO Funds Annual Report    53

Schedule of Investments

PEA Value Fund

June 30, 2003

	Shares		Value (000s)

COMMON STOCKS 89.2%
Aerospace 2.5%
Boeing Co.		699,300	$24,000

Capital Goods 6.7%
Deere & Co.		190,000	8,683
General Electric Co.		180,000	5,162
Navistar International Corp. (a)		290,800	9,489
Tyco International Ltd.		2,223,100	42,194

			65,528

Communications 1.5%
AT&T Wireless Services, Inc. (a)		1,775,000	14,573

Consumer Discretionary 4.5%
AOL Time Warner, Inc. (a)		270,000	4,344
J.C. Penney Co., Inc.		2,352,500	39,640

			43,984

Consumer Services 4.5%
Liberty Media Corp. ‘A’ (a)		3,766,899	43,545

Consumer Staples 4.5%
Altria Group, Inc.		815,000	37,034
Sara Lee Corp.		370,000	6,960

			43,994

Energy 5.2%
ConocoPhillips		500,000	27,400
Royal Dutch Petroleum Co.		490,000	22,844
Schlumberger Ltd.		5,000	238

			50,482

Financial & Business Services 29.1%
Allstate Corp.		515,000	18,360
American International Group, Inc.		270,000	14,899
CIT Group, Inc.		362,554	8,937
Citigroup, Inc.		750,000	32,100
Fannie Mae		35,000	2,360
FleetBoston Financial Corp.		895,000	26,590
Freddie Mac		820,000	41,631
Hartford Financial Services Group, Inc.		290,000	14,604
J.P. Morgan Chase & Co.		1,263,200	43,176
Key Corp.		670,000	16,931
Merrill Lynch & Co.		150,000	7,002
Prudential Financial, Inc.		230,000	7,740
SPDR Trust		302,000	29,484
Travelers Property Casualty Corp.		1,248,900	19,858

			283,672

Healthcare 6.2%
Baxter International, Inc.		541,000	14,066
Bristol-Myers Squibb Co.		335,000	9,095
HCA, Inc.		460,000	14,738
Schering-Plough Corp.		1,232,300	22,921

			60,820

Materials & Processing 6.3%
Alcan, Inc.		346,420	10,839
Alcoa, Inc.		60,000	1,530
Dow Chemical Co.		1,585,000	49,072

			61,441

Technology 18.2%
Agilent Technologies, Inc. (a)		2,202,700	43,063
Electronic Data Systems Corp.		40,000	858
Hewlett-Packard Co.		1,572,249	33,489
Honeywell International, Inc.		720,000	19,332
Micron Technology, Inc. (a)		2,774,849	32,272
Sanmina-SCI Corp. (a)		986,900	6,227
Solectron Corp. (a)		100,000	374
Teradyne, Inc. (a)		2,423,000	41,942

			177,557

Utilities 0.0%
Duke Energy Corp.		20,000	399

Total Common Stocks (Cost $766,959)			869,995

	Principal Amount (000s)		Value (000s)

CONVERTIBLE BONDS & NOTES 1.8%
Financial & Business Services 1.0%
SMFG Finance, Ltd.
2.250% due 07/11/2005(c)	JY	1,200,000	$9,305
Industrials 0.8%
Micron Technology, Inc.
2.500% due 02/01/2010		2,760	3,309
Tyco International Group S.A.
2.750% due 01/15/2018		3,000	3,247
3.125% due 01/15/2023		1,500	1,650

			8,206

Total Convertible Bonds & Notes (Cost $17,392)			17,511

SHORT-TERM INSTRUMENTS 14.1%

	Shares

Money Market Fund 4.9%
State Street Navigator Securities Lending Prime Portfolio (b)		47,381,132	47,381

	Principal Amount (000s)

Repurchase Agreement 9.2%
State Street Bank
0.800% due 07/01/2003		$89,644	89,644
(Dated 06/30/2003. Collateralized by Federal Home Loan Bank 1.300% due 06/28/2004 valued at $51,003 and Fannie Mae 4.750% due 06/28/2004 valued at $40,439. Repurchase proceeds are $89,646.)

Total Short-Term Instruments (Cost $137,025)			137,025

Total Investments 105.1% (Cost $921,376)			$1,024,531
Other Assets and Liabilities (Net) (5.1%)			(49,751)

Net Assets 100.0%			$974,780

Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing security.

(b) Security purchased with the cash proceeds from securities loans. The aggregate market value of the securities on loan was $46,206 as of June 30,2003.

(c) Principal amount denoted in indicated currency:

                JY - Japanese Yen

54    PIMCO Funds Annual Report  |  6.30.03  |  See accompanying notes

Schedule of Investments

PPA Tax-Efficient Equity Fund

June 30, 2003

	Shares	Value (000s)

COMMON STOCKS 99.5%
Aerospace 1.2%
Boeing Co.	1,300	$45
Lockheed Martin Corp.	2,300	109
United Technologies Corp.	1,300	92

		246

Building 0.2%
Pulte Corp.	600	37

Capital Goods 4.0%
3M Co.	800	103
American Standard Cos., Inc. (a)	500	37
Cooper Industries, Ltd.	1,391	58
Delphi Automotive Systems	3,500	30
General Electric Co.	17,910	514
Illinois Tool Works, Inc.	500	33
ITT Industries, Inc.	400	26

		801

Communications 5.1%
ALLTEL Corp.	1,500	72
BellSouth Corp.	7,000	186
CenturyTel, Inc.	400	14
SBC Communications, Inc.	10,600	271
Sprint Corp.	4,800	69
Sprint Corp. (PCS Group) (a)	5,000	29
Verizon Communications, Inc.	9,882	390

		1,031

Consumer Discretionary 6.3%
American Greetings Corp. ‘A’	2,300	45
Bed, Bath & Beyond, Inc. (a)	300	12
Black & Decker Corp.	800	35
Cooper Tire & Rubber Co.	2,100	37
Family Dollar Stores, Inc.	1,000	38
Federated Department Stores, Inc.	1,200	44
Goodyear Tire & Rubber Co.	1,800	10
J.C. Penney Co., Inc.	2,500	42
Jones Apparel Group, Inc. (a)	2,100	61
Kohl’s Corp. (a)	900	46
Liz Claiborne, Inc.	1,600	56
Lowe’s Cos., Inc.	700	30
Nike, Inc.	700	37
Reebok International Ltd. (a)	700	24
The Home Depot, Inc.	2,450	81
Thomas & Betts Corp.	6,400	93
TJX Companies., Inc.	1,600	30
V.F. Corp.	1,500	51
Wal-Mart Stores, Inc.	8,000	429
Whirlpool Corp.	1,000	64
Winn-Dixie Stores, Inc.	1,400	17

		1,282

Consumer Services 7.4%
AOL Time Warner, Inc. (a)	6,800	109
Apollo Group, Inc. (a)	600	37
Carnival Corp.	1,100	36
Cendant Corp. (a)	7,500	137
Clear Channel Communications, Inc. (a)	1,900	81
Comcast Corp. (a)	4,270	129
Darden Restaurants, Inc.	1,400	27
eBay, Inc. (a)	1,300	135
Harrah’s Entertainment, Inc. (a)	1,400	56
Hilton Hotels Corp.	3,000	38
Knight-Ridder, Inc.	500	35
McGraw-Hill Cos., Inc.	500	31
New York Times Co.	600	27
Tribune Co.	3,800	184
Viacom, Inc. (a)	3,952	173
Walt Disney Co.	7,400	146
Yum! Brands, Inc. (a)	4,000	118

		1,499

Consumer Staples 7.4%
Albertson’s, Inc.	1,500	$29
Altria Group, Inc.	1,500	68
Anheuser-Busch Cos., Inc.	4,900	250
Avon Products, Inc.	400	25
Brown-Forman Corp. ‘B’	600	47
Clorox Co.	800	34
Coca-Cola Co.	2,550	118
Colgate-Palmolive Co.	1,100	64
Gillette Co.	1,500	48
Heinz (H.J.) Co.	1,000	33
Kellogg Co.	1,000	34
Pepsi Bottling Group, Inc.	4,000	80
PepsiCo, Inc.	3,580	159
Procter & Gamble Co.	3,000	268
Sara Lee Corp.	1,500	28
SYSCO Corp.	2,900	87
Walgreen Co.	4,300	129

		1,501

Energy 4.6%
Anadarko Petroleum Corp.	700	31
Apache Corp.	525	34
ChevronTexaco Corp.	724	52
Exxon Mobil Corp.	16,878	606
Halliburton Co.	600	14
Occidental Petroleum Corp.	1,000	34
Schlumberger Ltd.	700	33
Transocean, Inc. (a)	5,500	121

		925

Financial & Business Services 23.6%
AFLAC, Inc.	1,600	49
Allstate Corp.	600	21
Ambac Financial Group, Inc.	3,200	212
American Express Co.	5,300	222
American International Group, Inc.	3,940	217
AmSouth Bancorp.	1,500	33
Automatic Data Processing, Inc.	2,800	95
Bank of America Corp.	5,500	435
Bank One Corp.	3,100	115
Bear Stearns Co., Inc.	602	44
Capital One Financial Corp.	300	15
Charles Schwab Corp.	4,500	45
Citigroup, Inc.	15,019	643
Dow Jones & Co., Inc.	900	39
Equifax, Inc.	2,600	68
Fannie Mae	3,500	236
First Data Corp.	4,700	195
First Tennessee National Corp.	3,300	145
Golden West Financial Corp.	500	40
H&R Block, Inc.	3,700	160
J.P. Morgan Chase & Co.	2,560	88
Lehman Brothers Holdings, Inc.	1,800	120
MBIA, Inc.	150	7
MBNA Corp.	7,450	155
Mellon Financial Corp.	2,900	81
Merrill Lynch & Co.	3,300	154
Metlife, Inc.	1,200	34
MGIC Investment Corp.	500	23
Moody’s Corp.	700	37
Morgan Stanley Dean Witter & Co.	3,900	167
North Fork Bancorp., Inc.	700	24
Omnicom Group, Inc.	500	36
PNC Bank Corp.	1,300	64
Regions Financial Corp.	1,000	34
Safeco Corp.	900	32
Simon Property Group, Inc.	2,800	109
SLM Corp.	3,900	153
State Street Corp.	2,800	110
T. Rowe Price Group, Inc.	1,700	64
The Goldman Sachs Group, Inc.	1,600	134
Torchmark Corp.	900	34
Travelers Property Casualty Corp.	0	$0
Wells Fargo & Co.	1,900	96

		4,785

Healthcare 17.4%
Abbott Laboratories	900	39
Allergan, Inc.	1,600	123
AmerisourceBergen Corp.	500	35
Amgen, Inc. (a)	3,200	214
Applera Corp.- Applied Biosystems Group	1,600	30
Becton Dickinson & Co.	3,600	140
Boston Scientific Corp. (a)	1,200	73
Bristol-Myers Squibb Co.	3,200	87
C.R. Bard, Inc.	2,000	143
Cardinal Health, Inc.	1,200	77
Eli Lilly & Co.	600	41
Forest Laboratories, Inc. (a)	800	44
Guidant Corp.	900	40
HCA, Inc.	2,900	93
Johnson & Johnson	9,200	476
McKesson Corp.	4,500	161
Medtronic, Inc.	1,400	67
Merck & Co., Inc.	6,700	406
Pfizer, Inc.	23,605	806
Quest Diagnostics, Inc. (a)	600	38
St. Jude Medical, Inc. (a)	2,500	144
Stryker Corp.	1,600	111
Tenet Healthcare Corp. (a)	5,000	58
UnitedHealth Group, Inc.	1,000	50
WellPoint Health Networks, Inc. (a)	400	34

		3,530

Materials & Processing 1.5%
Air Products & Chemicals, Inc.	600	25
Great Lakes Chemical Corp.	1,400	29
Hercules, Inc. (a)	1,600	16
International Paper Co.	1,800	64
Praxair, Inc.	300	18
Sealed Air Corp. (a)	800	38
Sherwin-Williams Co.	1,200	32
Sigma-Aldrich Corp.	700	38
Worthington Industries, Inc.	2,500	34

		294

Technology 17.9%
Adobe Systems, Inc.	1,000	32
Altera Corp. (a)	6,300	103
Andrew Corp. (a)	3,300	30
Autodesk, Inc.	1,200	19
Chiron Corp. (a)	800	35
Cisco Systems, Inc. (a)	25,900	430
Computer Sciences Corp. (a)	900	34
Dell Computer Corp. (a)	7,700	246
Electronic Arts, Inc. (a)	500	37
EMC Corp. (a)	3,400	36
Emerson Electric Co.	900	46
Hewlett-Packard Co.	2,101	45
Honeywell International, Inc.	1,000	27
IBM Corp.	5,600	462
Intel Corp.	14,230	296
International Game Technology	300	31
Intuit, Inc. (a)	700	31
JDS Uniphase Corp. (a)	4,700	17
Lexmark International, Inc. (a)	500	35
Lucent Technologies, Inc. (a)	15,600	32
Microsoft Corp.	26,600	681
Motorola, Inc.	18,500	175
NVIDIA Corp. (a)	3,100	71
Oracle Corp. (a)	13,540	163
PerkinElmer, Inc.	1,200	17
QLogic Corp. (a)	500	24
QUALCOMM, Inc.	1,100	39
Rockwell Automation, Inc.	6,000	143

See accompanying notes  |  6.30.03  |  PIMCO Funds Annual Report    55

Schedule of Investments (Cont.)

PPA Tax-Efficient Equity Fund

June 30, 2003

	Shares	Value (000s)

Scientific-Atlanta, Inc.	2,200	$52
Sun Microsystems, Inc. (a)	2,400	11
SunGard Data Systems, Inc. (a)	700	18
Symantec Corp. (a)	800	35
Tektronix, Inc. (a)	1,900	41
Texas Instruments, Inc.	4,800	85
Xilinx, Inc. (a)	1,000	25
Yahoo, Inc. (a)	800	26

		3,630

Transportation 1.1%
FedEx Corp.	600	37
Southwest Airlines Co.	2,000	34
United Parcel Service, Inc.	2,500	159

		230

Utilities 1.8%
AES Corp. (a)	9,200	58
American Electric Power Co., Inc.	1,000	30
Edison International	7,100	117
Exelon Corp.	600	36
NiSource, Inc.	3,000	57
PG&E Corp. (a)	2,100	44
TXU Corp.	1,300	29

		371

Total Common Stocks (Cost $18,228)		20,162

SHORT-TERM INSTRUMENTS 0.7%

	Principal Amount (000s)

Repurchase Agreement 0.7%
State Street Bank
0.800% due 07/01/2003	$138	138
(Dated 06/30/2003. Collateralized by Fannie Mae 3.000% due 07/29/2004 valued at $142. Repurchase proceeds are $138.)

Total Short-Term Instruments (Cost $138)		138

Total Investments 100.2% (Cost $18,366)		$20,300
Other Assets and Liabilities (Net) (0.2%)		(41)

Net Assets 100.0%		$20,259

Notes to Schedule of Investments:

(a) Non-income producing security.

56    PIMCO Funds Annual Report  |  6.30.03  |  See accompanying notes

Schedule of Investments

PPA Tax-Efficient Structured Emerging Markets Fund

June 30, 2003

	Shares	Value (000s)

COMMON STOCKS 97.3%
Argentina 1.5%
BBVA Banco Frances S.A.	67,312	$139
Grupo Financiero Galicia ‘B’ (a)	263,448	120
IRSA Inversiones y Representaciones S.A.	119,544	106
Ledesma S.A.A.I.	259,501	165
Molinos Rio de la Plata S.A.	92,923	176
Perez Co. S.A. ‘B’	134,218	113
Renault Argentina S.A.	341,107	206
Siderar SAIC ‘A’	75,100	212
Telecom Argentina S.A. ‘B’	229,824	305
Transportadora de Gas del Sur S.A.	252,923	159

		1,701

Baltic Nations 1.5%
AS Eesti Telekom SP - GDR ‘S’	42,400	1,052
Societe Generale Baltic Republic (a)	12,723	697

		1,749

Botswana 1.0%
Sechaba Breweries Ltd.	284,600	445
Sefalana Holding Co., Ltd.	99,100	171
Standard Chart Bank Botswana	488,210	563

		1,179

Brazil 3.8%
Banco Bradesco S.A.	114,402,090	427
Bradespar S.A.	10,088,945	2
Brasil Telecom Participacoes S.A.	35,900,000	265
Brasil Telecom S.A.	66,246	0
Bsnco Itau Holding Financeira S.A.	8,120,000	539
Companhia Brasileira de Distribucao Grupe Pao de Acucar	4,318,255	66
Companhia de Bebidas das Americas	1,140,000	199
Companhia Vale do Rio Doce	9,900	270
Empresa Brasileira de Aeronautica S.A.	27,000	98
Petroleo Brasileiro S.A.	34,000	659
Petroleo Brasileiro S.A. SP - ADR	46,850	832
Souza Cruz S.A.	18,700	154
Tele Norte Leste Participacoes S.A. SP - ADR	41,394	483
Telecomunicacoes Brasileiras S.A. SP - ADR	4,680	129
Telecomunicacoes de Sao Paulo S.A.	1,086,432	12
Telesp Celular Participacoes S.A.	123,966,702	192

		4,327

Bulgaria 0.2%
Framlington Bulgaria Fund (a)	78,180	249

Chile 3.4%
Banco de Chile SP - ADR	4,800	94
Banco Santander Chile S.A. SP - ADR	47,622	972
Compania Cervecerias Unidas S.A. SP - ADR	10,300	166
Compania de Telecomunicaciones de Chile S.A. SP - ADR	38,841	458
Cristalerias de Chile SP - ADR	8,800	222
Distribucion y Servicios D&S S.A. SP - ADR	18,800	241
Embotelladora Andina S.A. SP - ADR ‘A’	6,700	53
Embotelladora Andina S.A. SP - ADR ‘B’	19,100	147
Empresa Nacional de Electricidad S.A. SP - ADR (a)	41,359	373
Enersis S.A. SP - ADR	38,178	$168
Genesis Chile Fund Ltd. (a)	3,400	126
Madeco S.A. SP - ADR	2,290	9
MASISA S.A. SP - ADR	32,100	252
Quinenco S.A. SP - ADR	18,500	109
Sociedad Quimica y Minera de Chile S.A. SP - ADR ‘A’	1,995	56
Sociedad Quimica y Minera de Chile S.A. SP - ADR ‘B’	8,300	233
Vina Concha y Toro S.A. SP - ADR	6,200	274

		3,953

China 7.4%
China Merchants Holdings International Co., Ltd.	664,000	596
China Merchants Shekou Holdings Co., Ltd.	327,030	241
China Mobile (Hong Kong) Ltd.	424,400	1,001
China Petroleum & Chemical Corp. ‘H’	5,774,000	1,377
China Resources Enterprise Ltd.	176,000	152
Chinadotcom Corp. ‘A’ (a)	2,000	17
CNOOC Ltd.	266,500	390
Dazhong Transportation Co., Ltd. ‘B’	142,788	101
Guangdong Electric Power Development Co., Ltd. ‘B’	427,800	243
Legend Holdings Ltd.	1,054,000	351
Maanshan Iron & Steel Co., Ltd. ‘H’	2,744,000	464
PetroChina Co., Ltd. ‘H’	1,672,300	504
Shanghai Diesel Engine Co., Ltd. ‘B’	534,000	330
Shanghai Industrial Holdings Ltd.	101,000	142
Shanghai Jinqiao Export Processing Zone Development Co., Ltd. (a)	176,890	110
Shanghai Lujiazhui Finance & Trade Zone Development Co., Ltd. ‘B’	612,000	431
Shanghai New Asia Group Co., Ltd. ‘B’	574,800	348
Sinopec Shanghai Petrochemical Co., Ltd.	2,071,171	404
Sinopec Yizheng Chemical Fibre Co., Ltd. ‘H’	3,476,000	495
Travelsky Technology Ltd. ‘H’	301,000	203
Tsingtao Brewery Co., Ltd. ‘H’	872,000	632

		8,532

Colombia 0.4%
Bancolombia S.A. SP - ADR	86,100	425

Croatia 0.7%
Pliva d.d. SP - GDR ‘S’	61,940	857

Czech Republic 1.6%
Ceske Energeticke Zavody A.S.	104,181	400
Cesky Telekom A.S. SP - GDR	33,823	347
Komercni Banka A.S. SP - GDR	25,154	605
Philip Morris CR A.S.	600	294
Unipetrol A.S. (a)	103,300	193

		1,839

Egypt 1.8%
Alexandria National Iron & Steel Co. (a)	2,546	40
Commercial International Bank	73,289	448
Eastern Co. for Tobacco & Cigarettes	7,255	78
Egyptian Co. for Mobile Services	40,906	365
Egyptian International Pharmaceutical Industries Co.	59,777	78
Egyptian Media Production (a)	108,047	152
Misr International Bank	20,570	45
Orascom Construction Industries	46,537	373
Oriental Weavers Co.	9,070	134
Paints & Chemical Industries Co. S.A.E	3,008	$12

Suez Cement Co.	44,463	314

		2,039

Ghana 1.0%
Aluworks Ghana Ltd.	210,900	97
Ashanti Goldfields Co., Ltd. SP - GDR (a)	71,100	567
Mobil Oil Ghana Ltd.	18,805	46
SSB Bank Ltd.	185,000	155
Standard Chartered Bank Ghana Ltd.	10,200	52
Unilever Ghana Ltd.	249,000	207

		1,124

Hungary 2.8%
Danubius Hotel & Spa Rt.	8,190	110
Demasz Rt.	2,700	123
Gedeon Richter Rt.	11,452	808
Magyar Tavkozlesi Rt. SP - ADR	32,100	552
MOL Magyar Olaj-es Gazipari Rt.	26,205	572
NABI Bus Industries Rt. (a)	15,000	171
OTP Bank Rt.	92,820	897

		3,233

India 3.6%
Bajaj Auto Ltd. SP - GDR	3,402	41
BSES Ltd. SP - GDR	5,900	107
CESC Ltd. SP - GDR (a)	197,800	138
Grasim Industries Ltd. SP - GDR	1,500	16
HDFC Bank Ltd. SP - ADR	5,700	107
Hindalco Industries Ltd. SP - GDR	19,241	308
ICICI Bank Ltd.	18,200	132
India Fund, Inc.	137,800	1,688
Indo Gulf Ferilizers Ltd. (a)	17,620	1
ITC Ltd. SP - GDR	4,533	75
Mahanagar Telephone Nigam Ltd. SP - ADR	28,700	138
Mahindra & Mahindra Ltd. SP - GDR	4,029	13
Morgan Stanley India Investment Fund	31,751	375
Ranbaxy Laboratories Ltd. SP - GDR	2,900	55
Reliance Industries Ltd. SP - GDR	23,408	341
State Bank of India SP - GDR	11,800	242
Tata Electric Cos. SP - GDR	110	32
Tata Engineering and Locomotive Co., Ltd. SP - GDR	19,650	84
UTI India IT Fund (a)	30,300	283
Videsh Sanchar Nigam Ltd. SP - ADR	1,599	8

		4,184

Indonesia 4.1%
PT Aneka Tambang Tbk.	1,717,500	172
PT Astra International Tbk.	1,268,000	549
PT Bank Central Asia Tbk.	1,539,000	536
PT Bank Pan Indonesia Tbk	1,807,500	68
PT Gudang Garam Tbk.	331,000	409
PT Hanjaya Mandala Sampoerna Tbk.	1,719,500	865
PT Indah Kiat Pulp & Paper Corp. Tbk. (a)	1,265,500	62
PT Indofood Sukses Makmur Tbk.	2,521,500	260
PT Indonesian Satellite Corp. Tbk. (Indosat)	264,500	282
PT Semen Gresik (Persero) Tbk.	265,500	246
PT Telekomunikasi Indonesia Tbk	1,716,080	962
PT Unilever Indonesia Tbk.	85,270	276

		4,687

Ireland 0.9%
Vietnam Enterprise Investments Ltd. (a)	952,553	1,029

Israel 2.3%
Bank Hapoalim Ltd.	94,366	200
Bank Leumi Le-Israel (a)	117,024	188

See accompanying notes  |  6.30.03  |  PIMCO Funds Annual Report    57

Schedule of Investments (Cont.)

PPA Tax-Efficient Structured Emerging Markets Fund

June 30, 2003

	Shares	Value (000s)

Bezek Israeli Telecommunication Corp., Ltd. (a)	184,109	$218
Discount Investment Corp.	543	13
Israel Chemicals Ltd.	256,586	343
Koor Industries Ltd. (a)	3,023	63
Makhteshim-Agan Industries Ltd.	74,374	198
NICE Systems Ltd. (a)	793	12
Teva Pharmaceutical Industries Ltd.	24,880	1,445

		2,680

Italy 0.2%
IDB Development Corp., Ltd.	984	23
IDB Holding Corp., Ltd.	7,103	160

		183

Kenya 1.1%
Athi River Mining Ltd. (a)	561,200	128
Bamburi Cement Ltd.	53,500	58
Barclays Bank of Kenya Ltd.	88,132	156
East African Breweries Ltd.	57,500	176
Firestone East Africa Ltd.	662,400	116
Kenya Airways Ltd.	1,924,100	169
Kenya Commercial Bank Ltd. (a)	82,940	53
Kenya Power & Lighting Co., Ltd.	112,650	49
Nation Media Group Ltd.	67,255	91
NIC Bank Ltd.	147,120	52
Sasini Tea & Coffee Ltd.	95,220	26
Standard Chartered Bank Kenya Ltd.	62,200	78
Uchumi Supermarket Ltd.	288,600	124

		1,276

Luxembourg 0.8%
Quilmes Industrial S.A. SP - ADR	14,706	188
Tenaris S.A. (a)	287,701	736

		924

Malaysia 3.4%
Aokam Perdana Bhd. (a)	65,899	1
British American Tobacco Malaysia Bhd.	16,400	168
Celcom Bhd. (a)	117,600	84
Commerce Asset-Holding Bhd.	125,900	115
DRB-Hicom Bhd.	132,000	88
Gamuda Bhd.	119,000	193
Genting Bhd.	90,100	356
Hong Leong Credit Bhd.	39,500	42
Hong Leong Properties Bhd.	11,850	2
IOI Corp. Bhd.	153,000	229
Leader Universal Holdings Bhd. (a)	659,000	107
Magnum Corp. Bhd.	186,380	131
Malakoff Bhd.	111,000	133
Malayan Banking Bhd.	161,355	365
Malaysia International Shipping Corp. Bhd.	56,000	111
Nestle Bhd.	6,000	32
Palmco Holdings Bhd.	6,375	10
Perusahaan Otomobil Nasional Bhd.	62,000	132
Petronas Gas Bhd.	71,000	132
Public Bank Bhd.	507,500	347
Resorts World Bhd.	74,000	191
Sime Darby Bhd.	198,700	267
Tanjong Bhd.	35,000	92
Telekom Malaysia Bhd.	82,000	169
Tenaga Nasional Bhd.	80,560	191
YTL Corp. Bhd.	145,860	154
YTL e-Solutions Bhd. (a)	51,700	16

		3,858

Mauritius 1.0%
Air Mauritius Ltd.	83,400	47
Ireland Blyth Ltd.	64,209	43
Mauritius Commercial Bank	248,595	243
Mon Tresor & Mon Desert Ltd.	23,449	36
New Mauritius Hotels Ltd.	65,400	85
Rogers & Co., Ltd.	48,555	153
Shell Mauritius Ltd.	22,000	41
State Bank of Mauritius Ltd.	641,899	$368
Sun Resorts Ltd. ‘A’	45,730	68
The United Basalt Products Ltd.	68,100	100

		1,184

Mexico 6.6%
Alfa S.A. ‘A’	290,572	584
America Movil S.A. de C.V. (a)	849,340	798
America Telecom S.A. de C.V. (a)	160,800	151
Carso Global Telecom ‘A1’ (a)	160,800	205
Cemex S.A. de C.V. ‘CPO’	330,256	1,476
Coca-Cola Femsa, S.A. de C.V. (a)	19,000	41
Grupo Bimbo S.A. de C.V. ‘A’	94,777	159
Grupo Carso S.A. de C.V. ‘A1’	191,000	579
Grupo Financiero BBVA Bancomer, S.A. de CV ‘B’ (a)	1,034,810	877
Grupo Televisa S.A. ‘CPO’	172,000	298
Kimberly-Clark de Mexico S.A. de CV ‘A’	90,000	242
Nuevo Grupo Mexico S.A. ‘B’ (a)	40,000	61
Telefonos de Mexico S.A. de C.V. ‘L’	959,010	1,511
U.S. Commercial Corp. S.A. de C.V. (a)	128,000	53
Wal-Mart de Mexico S.A. de C.V. ‘V’	202,816	599

		7,634

Morocco 1.6%
Banque Commercial du Maroc	3,027	251
Banque Marocaine du Commerce Exterieur	4,320	186
Cie de Transport au Maroc S.A.	1,560	45
Ciments du Maroc	1,019	106
HOLCIM	2,082	201
Lesieur Cristal	754	78
Omnium Nord Africain S.A.	5,624	467
Samir	6,247	251
Societe des Brasseries du Maroc	1,640	179
Wafabank	1,639	110

		1,874

Peru 1.8%
Banco Wiese Sudameris	1,253,697	42
Cementos Lima S.A.	4,981	100
Compania de Minas Buenaventura S.A.u.	41,440	616
Compania de Minas Buenaventura SP - ADR	21,419	644
Credicorp Ltd. (New York)	52,600	521
Union de Cerveceria Backus y Johnston S.A.A.I.	465,255	162

		2,085

Philippines 3.7%
Ayala Corp.	1,952,220	168
Ayala Land, Inc.	1,446,629	162
Bank of the Philippine Islands	305,200	263
Filinvest Land, Inc. (a)	10,307,550	197
First Philippine Holdings Corp.	34,224	8
Manila Electric Co. (a)	443,850	122
Metropolitan Bank & Trust (a)	734,325	412
Petron Corp.	11,361,623	421
Philippine Long Distance Telephone Co. (a)	114,860	1,214
Republic Cement Corp.	649,047	7
San Miguel Corp. ‘B’	864,800	1,019
SM Prime Holdings, Inc.	2,749,000	303

		4,296

Poland 3.2%
Agora S.A. (a)	17,037	201
Bank Millenium S.A. (a)	92,700	64
Bank Polska Kasa Opieki S.A. (a)	27,000	699
Bank Przemyslowo-Handlowy PBK S.A.	2,320	162
Bank Zachodni WBK S.A. (a)	7,350	$126
ComputerLand S.A. (a)	7,020	173
KGHM Polska Miedz S.A.	36,290	133
KGHM Polska Miedz S.A. SP - GDR (a)	11,300	83
Mostostal-Export S.A.	7,305	2
Orbis S.A.	60,680	273
Polski Koncern Naftowy Orlen S.A.	81,765	397
Prokom Software S.A.	13,781	485
Telekomunikacja Polska S.A. SP - ADR	76,100	267
Telekomunikacja Polska S.A. SP - GDR	169,300	598

		3,663

Romania 0.4%
Romanian Investment Fund (a)	615	216
Society Generale Romania Fund (a)	6,450	229

		445

Russia 4.3%
Central Telecommunications Co.	500,000	96
Gazprom	1,332,300	1,454
Irkutskenergo SP - ADR	11,500	52
Kaluga Energo	220,000	42
LUKOIL Holding SP - ADR	14,550	1,151
Mosenergo SP - ADR	12,900	95
RAO Unified Energy System (UES) SP - GDR	21,300	570
Rostelecom SP - ADR	1,666	17
Samson (a)	86,191	22
Surgutneftefaz SP - ADR	9,100	231
Surgutneftegaz SP - ADR	13,700	284
Trading House TSUM SP - ADR (a)	3,800	10
United Heavy Machinery SP - ADR (a)	37,600	266
United Heavy Machinery Uralmash-Izhora Group (a)	5,800	41
Vimpel-Communications SP - ADR (a)	6,500	302
Wimm-Bill-Dann Foods OJSC SP - ADR (a)	13,000	264

		4,897

Saudia Arabia 1.0%
Saudi Arabia Investment Fund Ltd.	66,700	1,141

South Africa 6.9%
ABSA Group Ltd.	33,490	157
Alexander Forbes Ltd.	132,100	193
Anglo American Platinum Corp., Ltd.	10,500	331
Anglo American PLC	45,204	698
AngloGold Ltd.	6,600	208
Barloworld Ltd.	40,000	286
Bidvest Group Ltd.	30,430	174
Comparex Holdings Ltd. (a)	57,700	47
DataTec Ltd. (a)	40,600	37
Dimension Data Holdings PLC	30,320	11
FirstRand Ltd.	357,560	364
Gold Fields Ltd.	22,100	264
Harmony Gold Mining Co., Ltd.	10,200	134
Impala Platinum Holdings Ltd.	8,261	491
Johnnic Holdings Ltd.	25,620	33
M-Cell Ltd. (a)	254,680	552
Metro Cash & Carry Ltd.	773,239	238
Nedcor Ltd.	16,183	193
Pepkor Ltd. (a)	142,863	112
Pick’n Pay Stores Ltd.	104,260	189
Remgro Ltd.	82,705	705
Sanlam Ltd.	304,100	283
Sappi Ltd.	16,600	200
Sasol Ltd.	91,536	1,018
Shoprite Holdings Ltd.	11,353	10
Standard Bank Group Ltd.	80,340	351
Steinhoff International Holdings Ltd.	700	1

58    PIMCO Funds Annual Report  |  6.30.03  |  See accompanying notes

	Shares	Value (000s)

Tiger Brands Ltd.	64,600	$571
Tradehold Ltd.	52,993	20

		7,871

South Korea 7.7%
Daewoo Securities Co., Ltd. (a)	16,498	71
Hana Bank	18,580	177
Hite Brewery Co., Ltd.	1,950	105
Hynix Semiconductor, Inc.	1,190	6
Hyundai Motor Co., Ltd.	17,770	470
Kangwon Land, Inc.	3,426	381
Kookmin Bank SP - ADR	18,084	547
Korea Electric Power Corp.	17,130	271
Korea Fund, Inc.	30,000	450
Korean Air Co., Ltd.	8,086	93
KT Corp.	13,900	543
KT&G Corp.	27,980	461
LG Chem Ltd. SP - GDR	4,620	186
LG Chemical Investment Ltd.	1,650	13
LG Electronics, Inc.	6,429	268
LG Household & Health Care Ltd. SP - GDR	1,120	29
POSCO	8,290	861
Samsung Corp.	25,930	155
Samsung Electronics Co., Ltd. (a)	6,488	1,928
Samsung Fire & Marine Insurance	7,734	376
Samsung Securities Co., Ltd. (a)	3,850	93
Shinhan Financial Group Co., Ltd.	20,440	213
Shinsegae Co., Ltd.	1,300	203
SK Telecom Co., Ltd.	1,480	253
SK Telecom Co., Ltd. SP - ADR	26,341	497
Trigem Computer, Inc.	35,083	204

		8,854

Taiwan 6.2%
Acer, Inc. (a)	17,050	107
Asia Cement Corp. SP - GDR	9,450	35
AU Optronics Corp.	15,200	105
China Steel Corp.	17,277	233
Evergreen Marine Corp. SP - GDR	51,708	368
Fubon Financial Holding Co., Ltd.	28,900	249
Hon Hai Precision Industry Co., Ltd. SP - GDR	51,400	388
J.P.Morgan International Derivatives Ltd. Call Warrant (Taiwan Semiconductor Manufacturing Co., Ltd.) (a)(d)	754,200	1,244
Macronix International Co., Ltd. SP - ADR (a)	19,113	40
R.O.C. Taiwan Fund (a)	345,010	1,328
Synnex Technology International Corp. SP - GDR	60,930	342
Systex Corp. SP - GDR (a)	3,138	6
Taiwan Fund, Inc.	165,935	1,520
Teco Electric & Machinery Co., Ltd. SP - GDR	42	0
Uni-President Enterprises Co.	20,903	64
United Microelectronics Corp. SP - ADR (a)	180,599	677
Walsin Lihwa Corp. SP - GDR (a)	75,903	184
Yageo Corp. SP - GDR	19,820	26
Yang Ming Marine Transport SP - GDR (a)	24,900	165

		7,081

Thailand 4.1%
Advanced Info. Service Public Co., Ltd. (a)	128,900	187
Bangkok Bank Public Co., Ltd. (a)	112,500	150
Bangkok Bank Public Co., Ltd. (a)	18,600	30
Bank of Ayudhya Public Co., Ltd. (a)	196,400	42
BEC World Public Co., Ltd.	34,420	196
Delta Electronics Public Co., Ltd.	282,270	191
Electricity Generating Public Co., Ltd.	50,500	$67
Hana Microelectronics Public Co., Ltd.	23,800	55
J.P. Morgan Call Warrant (Infosys Technologies Ltd.) (a) (b)	3,190	224
Kasikanbank Public Co., Ltd. (a)	254,600	238
Land & House Public Co., Ltd. - Warrant Exp. 09/02/2008	2,072,000	296
National Finance Republic Co.	123,300	40
PTT Exploration & Production Public Co., Ltd.	58,600	226
PTT Public Co., Ltd.	120,300	190
Ratchaburi Electricity Generating Holding Public Co., Ltd.	100,200	66
Saha-Union Public Co., Ltd.	98,700	48
Shin Corp. Public Co., Ltd.	130,156	59
Siam Cement Co.	82,000	293
Siam City Cement Public Co., Ltd.	24,100	123
Siam Commercial Bank Public Co., Ltd. (a)	51,600	44
TelecomAsia Corp. Public Co., Ltd.	67,168	11
Thai Euro Fund Ltd. (a)	197,450	1,846
Thailand International Fund Sp - ADR (a)	7	76

		4,698

Turkey 3.9%
Ak Enerji Elektrik Uretimi Otoproduktor Gruba A.S. (a)	17,019,125	68
Akbank TAS	176,073,936	522
Aktas Elektrik Ticaret A.S.	280,000	19
Anadolu Efes Biracilik ve Malt Sanyii A.S.	22,963,814	458
Arcelik A.S.	61,583,060	215
Eregli Demir Ve Celik Fabrikalari TAS (a)	16,332,609	222
Haci Omer Sabanci Holding A.S.	208,428,958	500
Koc Holding A.S.	42,494,815	372
Migros Turk TAS	16,985,628	169
Netas Northern Electric Telekomunikasyon A.S.	1,764,000	32
Trakya Cam Sanayii A.S.	37,374,497	83
Tupras-Turkiye Petrol Rafinerileri A.S.	51,253,830	338
Turk Hava Yollari Anonim Ortakligi	16,448,526	73
Turkcell Iletisim Hizmetleri A.S.	67,753,360	454
Turkcell Iletisim Hizmetleri A.S. ADR	16,892	285
Turkiye Garanti Bankasi A.S.	106,881,482	145
Turkiye Is Bankasi ‘C’	90,609,798	288
Vestel Elektronik Sanayi ve Ticaret A.S. (a)	15,295,000	39
Yapi ve Kredi Bankasi A.S.	133,431,000	145

		4,427

Venezuela 0.9%
Compania Anonima Nacional Telefonos de Venezuela SP - ADR	84,386	1,054

Zimbabwe 0.5%
Barclays Bank of Zimbabwe (c)	506,175	10
Delta Corp., Ltd. (c)	318,388	55
Econet Wireless Holdings Ltd. (a)(c)	537,800	11
Interfresh Ltd. (c)	3,908,700	147
OK Zimbabwe (c)	1,059,353	5
Old Mutual PLC (c)	161,800	238
Pelhams Ltd. (a)(c)	86,835	1
Wankie Colliery Co., Ltd. (a)(c)	1,565,500	46

Zimbabwe Sun Ltd.(c)	123,277	$3

		516

Total Common Stocks (Cost $98,510)		111,748

PREFERRED STOCK 2.1%
Brazil 2.1%
Brasil Telecom S.A. (a)	48,913,389	219
Companhia de Bebidas das Americas (a)	5,462,655	1,104
Empresa Brasileira de Aeronautica S.A.	120,651	567
Itausa-Investimentos Itau S.A.	630,925	495

Total Preferred Stock (Cost $2,000)		2,385

SHORT-TERM INSTRUMENTS 2.8%

	Principal Amount (000s)

Repurchase Agreement 2.8%
State Street Bank
0.800% due 07/01/2003	$3,182	$3,182
(Dated 06/30/2003. Collateralized by Federal Home Loan Bank 1.410% due 05/10/2004 valued at $3,249. Repurchase proceeds are $3,182.)

Total Short-Term Instruments (Cost $3,182)		3,182

Total Investments 102.2% (Cost $103,692)		$117,315
Other Assets and Liabilities (Net) (2.2%)		(2,493)

Net Assets 100.0%		$114,822

Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing security.

(b) The warrants entitle the Fund to purchase 1 share of Infosys Technologies Ltd. for every warrant held at 0.0001 Indian Rupee until January 28, 2005.

(c) Indicates a fair valued security which has not been valued utilizing an independent quote and which is valued pursuant to guidelines established by the Trustees. The aggregate value of fair valued securities is $516 which is 0.5% of net assets.

(d) The warrants entitle the Fund to purchase 1 share of Taiwan Semiconductor Manufacturing Co., Ltd. for every warrant held at 0.0001 Taiwan Dollars until March 24, 2005.

See accompanying notes  |  6.30.03  |  PIMCO Funds Annual Report    59

Notes to Financial Statements

June 30, 2003

1. Organization

PIMCO Funds: Multi-Manager Series (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of forty-four separate investment funds (the “Funds”). The Trust may offer up to seven classes of shares: Institutional, Administrative, A, B, C, D and R. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Institutional and Administrative Classes (the “Institutional Classes”) of the Trust. Certain detailed financial information for the A, B, C, D and R Classes (the “Other Classes”) is provided separately and is available upon request.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The market value for NASDAQ National Market and Small Cap securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Fixed income securities, including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Certain securities for which daily market quotations are not readily available may be valued pursuant to guidelines established by the Board of Trustees. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Funds may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Foreign Currency. The accounting records of the Funds are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, of each Fund, except the Asset Allocation, NFJ Basic Value, NFJ Equity Income and PEA Growth & Income Funds, are declared and distributed to shareholders annually. Dividends from net investment income, if any, of the Asset Allocation, NFJ Basic Value, NFJ Equity Income and PEA Growth & Income Funds, are declared and distributed to shareholders quarterly. Net long-term capital gains earned by a Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

60    PIMCO Funds Annual Report  |  6.30.03

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges. Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class.

Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Taxes on Dividends. Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: CCM Emerging Companies Fund - $956; CCM Mid-Cap Fund - $2,120; NFJ Basic Value Fund - $316; NFJ Equity Income Fund - $3,080; NFJ Small-Cap Value Fund - $28,829; PEA Growth & Income Fund - $4,317; PEA Growth Fund - $9,029; PEA Innovation Fund - $25,428; PEA Renaissance Fund - $393,367; PEA Target Fund - $31,009; PEA Value Fund - $177,532; and PPA Tax-Efficient Structured Emerging Markets Fund - $267,114.

Options Contracts. Certain Funds may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in a Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

Securities Lending. Certain Funds may engage in security lending. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loan, each such Fund will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Security lending income is disclosed as such in the Statements of Operations. The collateral for securities on loan is recognized in the Statements of Assets and Liabilities. The cash collateral is maintained on the Funds’ behalf by the lending agent and is invested in the State Street Navigator Securities Lending Prime Portfolio. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially.

Repurchase Agreements. Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. PIMCO Advisors Fund Management LLC (PIMCO Advisors) is an indirect subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets of the Fund. The Advisory Fee is charged at the annual rate of 0.50% for the PEA Growth Fund; 0.55% for the PEA Target Fund; 0.60% for the NFJ Small-Cap Value, PEA Growth & Income and PEA Renaissance Funds; 0.65% for the PEA Innovation and PEA Opportunity Funds; 1.25% for the

6.30.03  |  PIMCO Funds Annual Report    61

Notes to Financial Statements (Cont.)

June 30, 2003

CCM Emerging Companies Fund; and 0.45% for all other Funds.1

The Asset Allocation Fund does not pay any fees to the Adviser under the Trust’s investment advisory contract in return for the advisory and asset allocation services provided by the Adviser. The Fund does, however, indirectly pay its proportionate share of the advisory fees paid to the Adviser and Pacific Investment Management Company LLC by the Underlying Funds in which it invests.

[1]	Effective May 30, 2003, CCM Mega-Cap Fund officially changed its name to the CCM Focused Growth Fund.

Administration Fee. The Adviser provides administration services to the Trust for which is receives from each Fund a monthly administration fee based on each share class’ average daily net assets. The Administration Fee for the Institutional Classes is charged at the annual rate of 0.15% for the Asset Allocation Fund1; 0.50% for the PPA Tax-Efficient Structured Emerging Markets Fund; and 0.25% for all other Funds. The Administration Fee for the A, B and C Classes is charged at the annual rate of 0.50% for the NFJ Basic Value, NFJ Equity Income and PEA Growth & Income Funds; and 0.40% for all other Funds. The Administration Fee for each Fund is subject to a reduction of 0.05% per year on average daily net assets attributable in the aggregate to the Fund’s A, B and C shares in excess of $2.5 billion. The Administration Fee for Class D is charged at the annual rate of 0.50% for the NFJ Basic Value, NFJ Equity Income and PEA Growth & Income Funds; and 0.40% for all other Funds. The Administration Fee for Class R is charged at the annual rate of 0.50% for all Funds.

[1]	The Adviser has voluntarily undertaken to waive a portion of the administration fees it is entitled to receive for Institutional Class and Administrative Class shares of the Asset Allocation Fund until further notice. As a result, while the waiver is in effect, the Fund will pay administration fees to the Adviser at the rate of 0.10%, calculated in the manner specified above.

Fund Reimbursement Fee. Investors in Institutional Class and Administrative Class shares of the PPA Tax-Efficient Structured Emerging Markets Fund are subject to a fee (“Fund Reimbursement Fee”), both at the time of purchase and at the time of redemption, equal to 1.00% of the net asset value of the shares purchased or redeemed. The Fund Reimbursement Fee is accounted for as an addition to paid in capital. Any shares of the Fund acquired through June 30, 1998 will not be subject to a Fund Reimbursement Fee upon the subsequent redemption (including any redemption in connection with an exchange).

Redemption Fee. Investors in Institutional Class, Administrative Class and Class D shares of the Funds (except the PPA Tax-Efficient Structured Emerging Markets Fund which was previously discussed) will be subject to a “Redemption Fee” on redemptions and exchanges of up to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 30 days of their acquisition (i.e., beginning on the 31st day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges. A new 30 day time period will begin with each acquisition of shares through a purchase or exchange. Redemption fees, if any, are recorded as additions to paid in capital in the Statements of Changes in Net Assets.

The Funds’ Redemption Fee rates are as follows:

Fund	Rate

All Funds	1.00%

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Funds’ Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees.

Redemptions and exchanges by shareholders that are investing through qualified retirement plans such as 401(k) plans will not be subject to the Redemption Fee. In addition, redemptions and exchanges by shareholders that are investing through financial institutions (for example, through broker-dealer omnibus accounts) that have not agreed to assess the Redemption Fees against such shareholders will not be subject to Redemption Fees. The Trust may eliminate or modify these waivers at any time.

Distribution and Servicing Fees. PIMCO Advisors Distributors LLC (PAD) is an indirect wholly-owned subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse PAD on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to PAD was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of June 30, 2003.

62    PIMCO Funds Annual Report  |  6.30.03

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R Classes of the Trust, the Trust compensates PAD or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C, D and R Classes. The Trust paid PAD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee (%)	Servicing Fee (%)

Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

PAD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the period ended June 30, 2003, PAD received $15,039,110 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is also responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO Advisors or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO Advisors or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above. PIMCO Advisors has agreed to waive a portion of the CCM Focused Growth Fund’s administration fees to the extent that the payment of each Fund’s pro rata share of Trustee fees and organizational expenses cause the actual expense ratios to rise above the rates disclosed in the then-current prospectus plus 0.49 basis points as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Institutional Class	Administrative Class

CCM Focused Growth Fund	0.70%	0.95%

PIMCO Advisors may be reimbursed for these waived amounts in future periods, not to exceed three years.

Each unaffiliated Trustee receives a quarterly retainer of $14,250, plus $3,000 for each Board of Trustees meeting attended in person and $1,500 for each meeting attended telephonically, and $1,500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. The Chairman of the Audit and Performance Committees receives an additional annual retainer of $3,000, the Chairman of the Independent Trustees receives an additional annual retainer of $7,000, and each Vice Chairman of the Independent Trustees receives an additional annual retainer of $4,000. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with extraordinary Fund activities or circumstances, the Trustee shall be compensated for such services at the rate of $2,000 per day, plus reimbursement of reasonable expenses. Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1997, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets.

4. Subsequent Event

A Special Meeting of the Shareholders of the PIMCO PPA Tax-Efficient Equity Fund will be held on September 24, 2003 to approve or disapprove an Agreement and Plan of Merger of the PIMCO PPA Tax-Efficient Equity Fund into the PIMCO RCM Tax-Managed Growth Fund (the “Merger”). The PIMCO RCM Tax-Managed Growth Fund will be the surviving Fund. If the Merger is approved, shareholders of the PIMCO PPA Tax-Efficient Equity Fund will receive shares of the PIMCO RCM Tax-Managed Growth Fund in exchange for their PIMCO PPA Tax-Efficient Equity Fund shares. A complete description of the Merger can be found in the Prospectus/Proxy Statement dated July 22, 2003. Both Funds are series of the PIMCO Funds: Multi-Manager Series.

6.30.03  |  PIMCO Funds Annual Report    63

Notes to Financial Statements (Cont.)

June 30, 2003

5. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Asset Allocation Fund

	Year Ended 06/30/2003		Year Ended 06/30/2002

	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	124	$1,192	0	$15

Administrative Class	73	641	1,666	15,831

Other Classes	3,591	31,233	1,401	13,523

Issued in reorganization
Institutional Class	0	0	0	0

Administrative Class	0	0	0	0

Other Classes	0	0	2,555	24,379

Issued as reinvestment of distributions
Institutional Class	2	15	0	1

Administrative Class	42	378	18	167

Other Classes	119	1,068	102	981

Cost of shares redeemed
Institutional Class	0	0	(2)	(22)

Administrative Class	(317)	(2,695)	(2)	(19)

Other Classes	(1,708)	(14,614)	(980)	(9,464)

Net increase (decrease) resulting from Fund share transactions	1,926	$17,218	4,758	$45,392

	CCM Capital Appreciation Fund

	Year Ended 06/30/2003		Year Ended 06/30/2002

	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	4,938	$64,394	3,895	$62,811

Administrative Class	5,148	67,303	4,132	65,379

Other Classes	9,940	126,399	10,262	160,886

Issued in reorganization
Institutional Class	0	0	0	0

Administrative Class	0	0	0	0

Other Classes	0	0	0	0

Issued as reinvestment of distributions
Institutional Class	2	23	38	621

Administrative Class	1	9	22	353

Other Classes	0	2	6	97

Cost of shares redeemed
Institutional Class	(4,784)	(63,597)	(2,845)	(46,102)

Administrative Class	(3,135)	(40,473)	(4,187)	(65,312)

Other Classes	(6,719)	(84,649)	(7,179)	(112,135)

Net increase (decrease) resulting from Fund share transactions	5,391	$69,411	4,144	$66,598

	CCM Emerging Companies Fund

	Year Ended 06/30/2003		Year Ended 06/30/2002

	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	4,106	$70,812	3,004	$65,247

Administrative Class	1,586	26,623	1,070	24,170

Other Classes	0	0	0	0

Issued in reorganization
Institutional Class	0	0	0	0

Administrative Class	0	0	0	0

Other Classes	0	0	0	0

Issued as reinvestment of distributions
Institutional Class	1,521	25,179	1,228	24,926

Administrative Class	233	3,765	121	2,402

Other Classes	0	0	0	0

Cost of shares redeemed
Institutional Class	(1,366)	(24,434)	(3,997)	(83,733)

Administrative Class	(575)	(9,635)	(725)	(15,733)

Other Classes	0	0	0	0

Net increase (decrease) resulting from Fund share transactions	5,505	$92,310	701	$17,279

	NFJ Small-Cap Value Fund

	Year Ended 06/30/2003		Year Ended 06/30/2002

	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	5,879	$119,787	4,245	$89,137

Administrative Class	2,890	59,194	2,035	41,403

Other Classes	44,568	875,557	25,959	518,239

Issued in reorganization
Institutional Class	0	0	0	0

Administrative Class	0	0	0	0

Other Classes	0	0	0	0

Issued as reinvestment of distributions
Institutional Class	42	845	11	213

Administrative Class	26	526	6	114

Other Classes	366	7,209	69	1,278

Cost of shares redeemed
Institutional Class	(2,169)	(43,388)	(3,585)	(72,047)

Administrative Class	(1,558)	(31,059)	(1,403)	(27,450)

Other Classes	(17,927)	(349,347)	(10,124)	(197,031)

Net increase (decrease) resulting from Fund share transactions	32,117	$639,324	17,213	$353,856

	PEA Growth & Income Fund

	Year Ended 06/30/2003		Year Ended 06/30/2002

	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	544	$3,381	568	$4,452

Administrative Class	115	716	1,701	12,839

Other Classes	6,904	42,397	3,993	30,188

Issued in reorganization
Institutional Class	0	0	0	0

Administrative Class	0	0	0	0

Other Classes	0	0	0	0

Issued as reinvestment of distributions
Institutional Class	16	98	5	36

Administrative Class	10	59	26	197

Other Classes	94	566	11	85

Cost of shares redeemed
Institutional Class	(325)	(2,024)	(327)	(2,519)

Administrative Class	(3,100)	(19,354)	(1,904)	(14,235)

Other Classes	(4,129)	(25,223)	(1,697)	(12,834)

Net increase (decrease) resulting from Fund share transactions	129	$616	2,376	$18,209

	PEA Growth Fund

	Year Ended 06/30/2003		Year Ended 06/30/2002

	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	536	$7,720	400	$7,477

Administrative Class	296	4,319	158	2,944

Other Classes	36,959	594,657	23,644	467,708

Issued in reorganization
Institutional Class	63	881	0	0

Administrative Class	3	49	0	0

Other Classes	1,148	15,961	0	0

Issued as reinvestment of distributions
Institutional Class	0	0	10	197

Administrative Class	0	0	3	53

Other Classes	0	0	530	10,096

Cost of shares redeemed
Institutional Class	(889)	(13,101)	(235)	(4,539)

Administrative Class	(534)	(7,690)	(150)	(2,690)

Other Classes	(52,220)	(813,476)	(38,569)	(744,595)

Net increase (decrease) resulting from Fund share transactions	(14,638)	$(210,680)	(14,209)	$(263,349)

64    PIMCO Funds Annual Report  |  6.30.03

	CCM Focused Growth Fund				CCM Mid-Cap Fund

	Year Ended 06/30/2003		Year Ended 06/30/2002		Year Ended 06/30/2003		Year Ended 06/30/2002

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	16	$86	0	$0	3,564	$57,327	9,842	$189,544

Administrative Class	0	0	0	0	2,083	33,203	1,663	31,629

Other Classes	0	0	0	0	5,590	86,567	5,693	106,158

Issued in reorganization
Institutional Class	0	0	0	0	0	0	0	0

Administrative Class	0	0	0	0	0	0	0	0

Other Classes	0	0	0	0	0	0	0	0

Issued as reinvestment of distributions
Institutional Class	0	0	0	3	0	0	225	4,259

Administrative Class	0	0	0	0	0	0	52	979

Other Classes	0	0	0	0	0	0	65	1,190

Cost of shares redeemed
Institutional Class	(16)	(90)	0	0	(17,981)	(293,683)	(6,463)	(124,518)

Administrative Class	0	0	0	0	(1,735)	(27,338)	(3,337)	(63,569)

Other Classes	0	0	0	0	(5,765)	(88,230)	(7,328)	(136,302)

Net increase (decrease) resulting from Fund share transactions	0	$(4)	0	$3	(14,244)	$(232,154)	412	$9,370

	NFJ Basic Value Fund				NFJ Equity Income Fund

	Year Ended 06/30/2003		Year Ended 06/30/2002		Year Ended 06/30/2003		Year Ended 06/30/2002

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	77	$890	47	$644	806	$7,827	297	$3,426

Administrative Class	0	0	0	0	38	373	74	891

Other Classes	181	2,115	0	0	4,122	40,528	486	5,810

Issued in reorganization
Institutional Class	0	0	0	0	0	0	0	0

Administrative Class	0	0	0	0	0	0	0	0

Other Classes	0	0	0	0	0	0	0	0

Issued as reinvestment of distributions
Institutional Class	6	68	2	26	262	2,609	337	3,702

Administrative Class	0	0	0	0	8	84	9	104

Other Classes	3	37	0	0	117	1,158	2	18

Cost of shares redeemed
Institutional Class	(37)	(411)	(3)	(40)	(584)	(5,730)	(1,716)	(20,889)

Administrative Class	0	0	0	0	(48)	(487)	(51)	(592)

Other Classes	(62)	(695)	0	0	(882)	(8,512)	(37)	(442)

Net increase (decrease) resulting from Fund share transactions	168	$2,004	46	$630	3,839	$37,850	(599)	$(7,972)

	PEA Innovation Fund				PEA Opportunity Fund

	Year Ended 06/30/2003		Year Ended 06/30/2002		Year Ended 06/30/2003		Year Ended 06/30/2002

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	2,042	$24,554	1,395	$29,784	2,653	$28,979	1,761	$24,798

Administrative Class	400	4,570	349	7,377	67	609	279	3,773

Other Classes	25,294	288,692	21,095	434,023	15,312	187,044	10,210	166,834

Issued in reorganization
Institutional Class	8	78	0	0	0	0	0	0

Administrative Class	0	0	0	0	0	0	0	0

Other Classes	7,711	67,500	184	3,727	0	0	0	0

Issued as reinvestment of distributions
Institutional Class	0	0	0	0	0	0	0	0

Administrative Class	0	0	0	0	0	0	0	0

Other Classes	0	0	0	18	0	0	0	0

Cost of shares redeemed
Institutional Class	(1,322)	(15,466)	(685)	(13,813)	(3,603)	(42,589)	(1,591)	(22,251)

Administrative Class	(373)	(4,288)	(158)	(3,368)	(329)	(3,456)	(200)	(2,742)

Other Classes	(38,453)	(425,598)	(39,103)	(767,189)	(19,300)	(231,560)	(13,804)	(216,825)

Net increase (decrease) resulting from Fund share transactions	(4,693)	$(59,958)	(16,923)	$(309,441)	(5,200)	$(60,973)	(3,345)	$(46,413)

	PEA Renaissance Fund				PEA Target Fund

	Year Ended 06/30/2003		Year Ended 06/30/2002		Year Ended 06/30/2003		Year Ended 06/30/2002

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	6,136	$93,539	7,930	$164,025	657	$7,792	2,385	$41,282

Administrative Class	3,770	57,811	2,691	55,582	25	303	218	3,351

Other Classes	41,458	616,064	180,517	3,678,606	53,643	614,475	61,191	928,181

Issued in reorganization
Institutional Class	0	0	0	0	0	0	0	0

Administrative Class	0	0	0	0	0	0	0	0

Other Classes	0	0	0	0	0	0	0	0

Issued as reinvestment of distributions
Institutional Class	278	4,227	226	4,575	0	0	0	0

Administrative Class	148	2,241	13	258	0	0	0	0

Other Classes	7,343	107,432	5,790	113,554	0	0	0	1

Cost of shares redeemed
Institutional Class	(4,067)	(61,085)	(3,062)	(62,499)	(573)	(7,032)	(199)	(3,186)

Administrative Class	(2,275)	(34,143)	(630)	(12,615)	(341)	(3,980)	(211)	(3,170)

Other Classes	(87,022)	(1,245,669)	(34,136)	(676,570)	(72,697)	(817,108)	(74,740)	(1,119,835)

Net increase (decrease) resulting from Fund share transactions	(34,231)	$(459,583)	159,339	$3,264,916	(19,286)	$(205,550)	(11,356)	$(153,376)

6.30.03  |  PIMCO Funds Annual Report    65

Notes to Financial Statements (Cont.)

June 30, 2003

	PEA Value Fund

	Year Ended 06/30/2003		Year Ended 06/30/2002

	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	3,871	$43,744	2,934	$46,719

Administrative Class	1,907	21,358	1,713	26,547

Other Classes	42,107	478,414	48,902	750,014

Issued in reorganization
Institutional Class	0	0	0	0

Administrative Class	0	0	0	0

Other Classes	0	0	0	0

Issued as reinvestment of distributions
Institutional Class	231	2,638	526	7,885

Administrative Class	106	1,187	396	5,874

Other Classes	2,781	30,927	1,750	25,804

Cost of shares redeemed
Institutional Class	(2,654)	(30,849)	(2,846)	(44,478)

Administrative Class	(2,347)	(26,580)	(2,449)	(36,686)

Other Classes	(29,559)	(325,264)	(9,660)	(147,469)

Net increase (decrease) resulting from Fund share transactions	16,443	$195,575	41,266	$634,210

	PPA Tax-Efficient Equity Fund

	Year Ended 06/30/2003		Year Ended 06/30/2002

	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	0	$0	0	$0

Administrative Class	23	175	269	2,554

Other Classes	1,123	8,587	594	5,493

Issued in reorganization
Institutional Class	0	0	0	0

Administrative Class	0	0	0	0

Other Classes	0	0	0	0

Issued as reinvestment of distributions
Institutional Class	0	0	0	0

Administrative Class	0	3	0	0

Other Classes	0	2	0	0

Cost of shares redeemed
Institutional Class	0	0	0	0

Administrative Class	(1,201)	(9,356)	(589)	(5,462)

Other Classes	(1,336)	(9,882)	(957)	(8,835)

Net increase (decrease) resulting from Fund share transactions	(1,391)	$(10,471)	(683)	$(6,250)

	PPA Tax-Efficient Structured Emerging Markets Fund

	Year Ended 06/30/2003		Year Ended 06/30/2002

	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	2,115	$23,682	1,234	$13,364

Administrative Class	0	0	0	0

Other Classes	0	0	0	0

Issued in reorganization
Institutional Class	0	0	1,105	12,134

Administrative Class	0	0	0	0

Other Classes	0	0	0	0

Issued as reinvestment of distributions
Institutional Class	76	831	114	1,226

Administrative Class	0	0	0	0

Other Classes	0	0	0	0

Cost of shares redeemed
Institutional Class	(1,127)	(12,865)	(1,319)	(15,217)

Administrative Class	0	0	0	0

Other Classes	0	0	0	0

Net increase (decrease) resulting from Fund share transactions	1,064	$11,648	1,134	$11,507

6. Reorganization

The Acquiring Funds, as listed below, acquired the assets and certain liabilities of the Acquired Funds, also listed below, in a tax-free exchange for shares of the Acquiring Funds, pursuant to a plan of reorganization approved by the Acquired Funds’ shareholders (shares and amounts in thousands):

Acquiring Fund	Acquired Fund	Date	Shares Issued by Acquiring Fund	Value of Shares Issued by Acquiring Fund	Total Net Assets of Acquired Fund	Total Net Assets of Acquiring Fund	Total Net Assets of Acquiring Fund After Acquisition	Acquired Fund’s Unrealized Appreciation/ (Depreciation)

Asset Allocation Fund	90/10 Portfolio	10/26/2001	1,864	$17,783	$17,783	$22,875	$47,253	$(2,273)
	30/70 Portfolio	10/26/2001	691	6,596	6,596	22,875	47,253	6
PEA Growth Fund	Select Growth Fund	10/11/2002	1,214	16,891	16,891	903,841	920,732	(2,774)
PEA Innovation Fund	Global Innovation Fund	10/11/2002	7,719	67,578	67,578	621,454	689,032	(11,040)
	Healthcare Innovation Fund	3/15/2002	184	3,727	3,727	1,741,717	1,745,444	125
PPA Tax-Efficient Structured Emerging Markets Fund	Structured Emerging Markets Fund	6/26/2002	1,105	12,134	12,134	72,562	84,695	(2,510)

66    PIMCO Funds Annual Report  |  6.30.03

7. Federal Income Tax Matters

As of June 30, 2003, the components of distributable taxable earnings were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation/(Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities(1)	Other Book-to-Tax Accounting Differences(2)	Accumulated Capital Losses(3)	Post-October Deferral(4)

Asset Allocation Fund	$188	$0	$0	$0	$(3,488)	$(266)
CCM Capital Appreciation Fund	0	0	0	0	(166,205)	(22,995)
CCM Emerging Companies Fund	0	0	(2)	0	(19,703)	0
CCM Focused Growth Fund	0	0	0	(4)	(1,662)	(38)
CCM Mid-Cap Fund	0	0	0	0	(233,397)	(21,394)
NFJ Basic Value Fund	11	0	0	0	0	(25)
NFJ Equity Income Fund	757	8	0	0	0	(44)
NFJ Small-Cap Value Fund	8,696	2,237	0	0	0	0
PEA Growth & Income Fund	94	0	0	0	(41,783)	(3,579)
PEA Growth Fund	0	0	0	0	(431,778)	(47,325)
PEA Innovation Fund	0	0	0	0	(3,106,195)	(234,611)
PEA Opportunity Fund	0	0	0	0	(172,686)	0
PEA Renaissance Fund	0	0	12	0	(439,976)	(388,386)
PEA Target Fund	0	0	(1,829)	0	(381,603)	(45,911)
PEA Value Fund	3,931	0	0	0	(84,631)	(137,464)
PPA Tax-Efficient Equity Fund	5	0	0	0	(11,324)	(1,993)
PPA Tax-Efficient Structured Emerging Markets Fund	2,997	0	(202)	0	(27,541)	(15)

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain options, and foreign currency transactions.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely unamortized organizational costs.

(3)	Capital loss carryovers, including acquired capital loss carryovers which may be limited under current tax laws, expire in varying amounts through June 30, 2011.

(4)	Capital losses realized during the period November 1, 2002 through June 30, 2003 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

As of June 30, 2003, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(5)

Asset Allocation Fund	$86,812	$2,038	$(6,801)	$(4,763)
CCM Capital Appreciation Fund	716,237	79,375	(7,763)	71,611
CCM Emerging Companies Fund	283,348	68,592	(1,511)	67,080
CCM Focused Growth Fund	1,713	217	(28)	189
CCM Mid-Cap Fund	560,312	98,627	(8,000)	90,628
NFJ Basic Value Fund	3,878	242	(156)	86
NFJ Equity Income Fund	78,569	6,167	(2,752)	3,415
NFJ Small-Cap Value Fund	1,439,661	169,031	(32,115)	136,917
PEA Growth & Income Fund	68,333	6,093	(2,546)	3,547
PEA Growth Fund	745,836	118,363	(22,626)	95,737
PEA Innovation Fund	1,024,211	111,982	(15,067)	96,915
PEA Opportunity Fund	295,300	37,097	(2,002)	35,095
PEA Renaissance Fund	3,751,518	420,638	(313,792)	106,846
PEA Target Fund	876,689	130,648	(40,535)	90,113
PEA Value Fund	943,806	102,811	(22,086)	80,725
PPA Tax-Efficient Equity Fund	18,635	3,437	(1,772)	1,665
PPA Tax-Efficient Structured Emerging Markets Fund	106,144	25,978	(14,807)	11,171

(5)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals, PFIC mark-to-market, and REIT return of capital adjustments for federal income tax purposes.

6.30.03  |  PIMCO Funds Annual Report    67

Notes to Financial Statements (Cont.)

June 30, 2003

As of fiscal year ended June 30, 2003, the Funds made the following tax basis distributions (amounts in thousands):

	Ordinary Income Distributions(6)	Long-Term Capital Gains Distributions	Return of Capital(7)

Asset Allocation Fund	$1,606	$0	$0
CCM Capital Appreciation Fund	0	0	35
CCM Emerging Companies Fund	3,288	25,774	0
CCM Focused Growth Fund	0	0	0
CCM Mid-Cap Fund	0	0	0
NFJ Basic Value Fund	54	58	0
NFJ Equity Income Fund	1,808	2,330	0
NFJ Small-Cap Value Fund	11,994	0	0
PEA Growth & Income Fund	846	0	0
PEA Growth Fund	0	0	0
PEA Innovation Fund	0	0	0
PEA Opportunity Fund	0	0	0
PEA Renaissance Fund	137,319	5,936	7
PEA Target Fund	0	0	0
PEA Value Fund	42,064	0	0
PPA Tax-Efficient Equity Fund	6	0	0
PPA Tax-Efficient Structured Emerging Markets Fund	1,000	0	0

(6)	Includes short-term capital gains.

(7)	Return of capital distributions have been reclassified from undistributed net investment income to paid in capital to more appropriately conform financial accounting to tax accounting.

Certain net operating losses have been reclassified from undistributed net investment income to paid in capital to more appropriately conform financial accounting to tax accounting.

68    PIMCO Funds Annual Report  |  6.30.03

8. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2003, were as follows (amounts in thousands):

	Non-U.S. Government/Agency
	Purchases	Sales

Asset Allocation Fund	$26,000	$8,612
CCM Capital Appreciation Fund	1,052,671	986,761
CCM Emerging Companies Fund	369,153	309,252
CCM Focused Growth Fund	3,800	3,746
CCM Mid-Cap Fund	873,481	1,091,836
NFJ Basic Value Fund	3,198	1,334
NFJ Equity Income Fund	53,356	21,420
NFJ Small-Cap Value Fund	788,399	199,282
PEA Growth & Income Fund	54,799	54,508
PEA Growth Fund	601,687	792,844
PEA Innovation Fund	2,410,692	2,529,000
PEA Opportunity Fund	524,693	574,336
PEA Renaissance Fund	2,286,864	3,177,774
PEA Target Fund	836,986	978,659
PEA Value Fund	1,325,626	1,163,850
PPA Tax-Efficient Equity Fund	6,916	17,220
PPA Tax-Efficient Structured Emerging Markets Fund	28,569	15,506

9. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

PEA Target Fund
Premium

Balance at 06/30/2002	$0
Sales	9,815
Closing Buys	(1,951)
Expirations	(6,774)
Exercised	0

Balance at 06/30/2003	$1,090

10. Risk Factors of the Fund

The Asset Allocation Fund invests in underlying Funds of the Trust and the PIMCO Funds: Pacific Investment Management Series (the “Underlying Funds”). Investing in the Underlying Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying Funds. Under certain circumstances, an Underlying Fund may pay a redemption request by the Asset Allocation Fund wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the Securities and Exchange Commission. In such cases, the Fund may hold securities distributed by an Underlying Fund until the Adviser determines that it is appropriate to dispose of such securities.

Each of the Underlying Funds may invest in certain specified derivative securities, including: interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls and financial futures and options. Certain of the Underlying Funds may invest in restricted securities; instruments issued by trusts, partnerships or other issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities owned by such issuers. These Underlying Funds also may engage in securities lending, reverse repurchase agreements and dollar roll transactions. In addition, certain of the Underlying Funds may invest in below-investment grade debt, debt obligations of foreign issuers and stocks of foreign corporations, securities in foreign investment funds or trusts, foreign derivative securities including futures contracts, options, interest rate and currency swap transactions, and various other investment vehicles, each with inherent risks.

The Officers and Trustees of the Trust also serve as Officers and Trustees of the PIMCO Funds: Pacific Investment Management Series. Conflicts may arise as these companies seek to fulfill their fiduciary responsibilities to both the Asset Allocation Fund and the Underlying Funds.

6.30.03  |  PIMCO Funds Annual Report    69

Report of Independent Auditors

To the Trustees and Institutional and Administrative Class Shareholders of the PIMCO Funds: Multi-Manager Series

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional and Administrative Class shares presents fairly, in all material respects, the financial position of the Asset Allocation Fund, CCM Capital Appreciation Fund, CCM Emerging Companies Fund, CCM Focused Growth Fund, CCM Mid-Cap Fund, NFJ Basic Value Fund, NFJ Equity Income Fund, NFJ Small-Cap Value Fund, PEA Growth & Income Fund, PEA Growth Fund, PEA Innovation Fund, PEA Opportunity Fund, PEA Renaissance Fund, PEA Target Fund, PEA Value Fund, PPA Tax-Efficient Equity Fund, and PPA Tax-Efficient Structured Emerging Markets Fund, (17 funds of the PIMCO Funds: Multi-Manager Series, hereafter referred to as the “Funds”) at June 30, 2003, the results of each of their operations, the changes in each of their net assets and the financial highlights of the Funds for the Institutional and Administrative Class shares for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 2003 by correspondence with the custodian and counterparties, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

August 22, 2003

70    PIMCO Funds Annual Report  |  6.30.03

Federal Income Tax Information (unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s fiscal year end (June 30, 2003) regarding the status of qualified dividend income for individuals, the dividend received deduction for corporations, and the foreign tax credit.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended June 30, 2003 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2003:

Asset Allocation Fund	0.00%
CCM Capital Appreciation Fund	0.00%
CCM Emerging Companies Fund	0.00%
NFJ Basic Value Fund	51.66%
NFJ Equity Income Fund	39.42%
NFJ Small-Cap Value Fund	0.00%
PEA Growth & Income Fund	18.33%
PEA Renaissance Fund	0.00%
PEA Value Fund	0.00%
PPA Tax-Efficient Equity Fund	0.00%
PPA Tax-Efficient Structured Emerging Markets Fund	0.00%

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s fiscal 2003 ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below:

CCM Capital Appreciation Fund	100.00%
CCM Emerging Companies Fund	16.24%
NFJ Basic Value Fund	100.00%
NFJ Equity Income Fund	100.00%
NFJ Small-Cap Value Fund	100.00%
PEA Growth & Income Fund	100.00%
PEA Renaissance Fund	23.96%
PEA Value Fund	32.24%
PPA Tax-Efficient Equity Fund	100.00%
PPA Tax-Efficient Structured Emerging Markets Fund	42.01%

6.30.03  |  PIMCO Funds Annual Report    71

Federal Income Tax Information (unaudited) (Cont.)

Foreign Tax Credit. The following Funds have elected to pass through the credit for taxes paid in foreign countries. The foreign income and foreign tax per share outstanding on June 30, 2003 are as follows:

	PPA Tax-Efficient Structured Emerging Markets Fund
Country	Gross Foreign Dividends	Foreign Tax

Argentina	0.00317	—
Botswana	0.01660	0.00106
Brazil	0.02497	0.00297
Cayman Islands	0.00010	0.00000
Chile	0.01466	0.00344
China	0.00954	—
Columbia	0.00185	—
Croatia	0.00078	0.00064
Czech Republic	0.01403	0.00212
Egypt	0.01147	—
Estonia	0.01290	0.00197
Ghana	0.00665	0.00066
Hong Kong	0.01827	—
Hungary	0.00428	0.00055
India	0.00411	0.00050
Indonesia	0.02189	0.00328
Ireland	0.01783	—
Israel	0.00301	0.00069
Kenya	0.00805	0.00080
Luxembourg	0.00325	0.00049
Malaysia	0.01155	0.00258
Mauritius	0.01136	—
Mexico	0.02078	—
Morocco	0.01178	0.00118
Peru	0.00707	0.00004
Philippines	0.00973	0.00243
Poland	0.00624	0.00097
Russia	0.00909	0.00154
South Africa	0.03165	—
South Korea	0.00969	0.00161
Taiwan	0.00147	0.00041
Thailand	0.00732	0.00045
Turkey	0.00569	—
United Kingdom	0.02787	0.00029
Venezuela	0.01348	—

The pass-through of foreign tax credit will affect only shareholders on the dividend record date in December 2003.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2004, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2003.

72    PIMCO Funds Annual Report  |  6.30.03

Trustees and Officers of PIMCO Funds: Multi-Manager Series (unaudited)

The chart below identifies the Trustees and Officers of the Trust. The “interested” Trustee defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

Trustees of the Trust

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Stephen J. Treadway* (56) Chairman of the Board and Trustee	05/1997 to present	Managing Director, ADAM of America L.P.; Managing Director and Chief Executive Officer, PIMCO Advisors Distributors LLC (“PAD”); and Managing Director and Chief Executive Officer, PIMCO Advisors Fund Management LLC (PIMCO Advisors).	44	Chairman, or Chairman and Trustee, thirteen Funds advised by PIMCO Advisors.

Independent Trustees

E. Philip Cannon (62) Trustee	03/2000 to present	President, Houston Zoo, Inc. Proprietor, Cannon & Company. Formerly, Headmaster, St. John’s School, Houston, Texas.	114	Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Variable Insurance Trust.

Donald P. Carter (76) Trustee	01/1997 to present	Retired. Formerly, Chairman, Executive Vice President and Director, Cunningham & Walsh, Inc., Chicago, (advertising agency); Chairman and Director, Moduline Industries, Inc., (a manufacturer of commercial windows and curtain walls).	44	None

Gary A. Childress (69) Trustee	01/1997 to present	Private Investor. Formerly, Chairman and Director, Bellefonte Lime Company, Inc. (calcitic lime producer); and partner, GenLime, L.P.	44	None

Theodore J. Coburn (49) Trustee	06/2002 to present	President, Coburn Group; and Partner, Brown, Coburn & Co. Formerly, Senior Vice President, NASDAQ Stock Market.	44	None

W. Bryant Stooks (62) Trustee	01/1997 to present	President, Bryant Investments, Ltd.; President, Ocotillo at Price LLC, (real estate investments); Director, American Agritec LLC, (manufacturer of hydroponics products). Formerly, President, Senior Vice President, Director and Chief Executive Officer, Archirodon Group Inc., (international construction firm).	44	None

Gerald M. Thorne (65) Trustee	01/1997 to present	Director, VPI Inc. (plastics company); and American Orthodontics Corp. Formerly, Director, Kaytee, Inc., (birdseed company); President and Director, Firstar National Bank of Milwaukee; Chairman, President and Director, Firstar National Bank of Sheboygan; and Director, Bando-McGlocklin, (small business investment company); Director, Schrier Malt.	44	None

*	Mr. Treadway is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with ADAM of America L.P. and its affiliates.

**	Trustees serve until their successors are duly elected and qualified.

6.30.03  |  PIMCO Funds Annual Report    73

Trustees and Officers of PIMCO Funds: Multi-Manager Series (unaudited) (Cont.)

Executive Officers

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Newton B. Schott, Jr. (61) President, Chief Executive Officer and Secretary	01/1997 to present	Managing Director, Chief Administrative Officer, Secretary and General Counsel, PAD. Formerly, Executive Vice President, PAD.

Benno J. Fischer (61) Vice President	12/2002 to present	Managing Director, NFJ Investment Group.

E. Clifton Hoover (46) Vice President	12/2002 to present	Managing Director, NFJ Investment Group.

H. “Fox” Ling (45) Vice President	03/2003 to present	Portfolio Manager, ADAM of America L.P.

Henrik P. Larsen (33) Vice President	02/2000 to present	Vice President, Pacific Investment Management Company LLC PIMCO. Formerly, Manager, PIMCO.

J. Chris Najork (58) Vice President	12/2002 to present	Managing Director, NFJ Investment Group.

Jeffrey M. Partenheimer (43) Vice President	03/2003 to present	Managing Director, NFJ Investment Group.

Jeffrey M. Sargent (40) Vice President	02/1996 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

John K. Schneider (38) Vice President	12/2000 to present	Portfolio Manager and Managing Director, PIMCO Equity Advisors.

Garlin G. Flynn (57) Assistant Secretary	03/1995 to present	Specialist, PIMCO.

John P. Hardaway (46) Treasurer and Financial Accounting Officer	08/1995 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Erik C. Brown (35) Assistant Treasurer	02/2001 to present	Vice President, PIMCO. Formerly, Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.

***	The Officers of the Trust are re-appointed annually by the Board of Trustees.

74    PIMCO Funds Annual Report  |  6.30.03

Multi-Manager Series

Investment Adviser and Administrator	PIMCO Advisors Fund Management LLC, 888 San Clemente, Newport Beach, CA 92660

Distributor	PIMCO Advisors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902

Custodian	State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent	National Financial Data Services, 330 W. 9th Street, 4th Floor, Kansas City, MO 64105

Independent Auditors	PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

Legal Counsel	Ropes & Gray, One International Place, Boston, MA 02110

For Account Information	For PIMCO Funds account information contact your financial advisor, or if you receive account statements directly from PIMCO Advisors, you can also call 1-800-927-4648.

This page is not part of the report

15-20440-02

PIMCO

ADVISORS

Annual Report

June 30, 2003

RCM Funds

Own the World.

U. S. Stock Funds

RCM LARGE-CAP GROWTH FUND

RCM TAX-MANAGED GROWTH FUND

RCM MID-CAP FUND

Global Stock Funds

RCM GLOBAL SMALL-CAP FUND

RCM GLOBAL TECHNOLOGY FUND

International Stock Funds

RCM INTERNATIONAL GROWTH EQUITY FUND

RCM EMERGING MARKETS FUND

RCM EUROPE FUND

Institutional and Administrative Share Classes

[GRAPHIC APPEARS HERE]

RCM Funds are part of the PIMCO Funds:

Multi-Manager Series Trust

2 PIMCO RCM Funds Annual Report | 6.30.03

Chairman’s Letter

Dear Shareholder:

Stock fund investors received a much-needed boost in recent months, as the equity markets experienced a robust rally—one that spanned a broad range of sectors, styles, market capitalizations and countries. Although geopolitical concerns had weighed on the markets in late 2002 and early 2003, these quickly dissipated in April with the formal end of the Iraq war. Continued monetary easing by the Federal Reserve and the passage of the Bush tax cut package added to the momentum, helping to rekindle investor interest in stocks.

While the S&P 500 Index posted a modest 0.25% gain during the past 12 months, it is significant to note that the Index rose more than 26% from its low on October 10, 2002 to June 30, 2003—the end of the fiscal year for the funds in this annual report. The international markets experienced similar trends, especially the emerging markets, which benefited from investors’ increased appetite for risk.

Even though stocks appear to be on a better footing, it is important to remember that markets never move straight up. Investors can—and should—expect bouts of volatility. That is why it remains essential to maintain a well-diversified portfolio. While it may be tempting to react hastily to changing market conditions, adhering to core stock and bond allocations is usually the best long-term strategy. As always, we encourage you to work with your financial advisor to develop an asset allocation plan that is tailored to your personal goals and risk tolerance.

If you have any questions about this report or your investment, please contact your financial advisor. You can also call PIMCO Advisors at 1-800-927-4648.

Once again, we thank you for the trust you have placed in us.

Sincerely,

Stephen Treadway

Chairman

July 31, 2003

6.30.03  |  PIMCO RCM Funds Annual Report    3

AN INTERNATIONAL STOCK FUND

PIMCO RCM Emerging Markets Fund

•	PIMCO RCM Emerging Markets Fund seeks long-term capital appreciation by investing at least 80% of its assets in equity securities of companies located in countries with emerging securities market issuers.

•	The Fund’s Institutional Class Shares had a total return of 0.84% for the fiscal year ended June 30, 2003. This compares to the 6.96% return of the MSCI Emerging Markets Free Index.

•	Emerging market stocks generally performed well for the fiscal year as higher commodity prices and improving economic conditions stimulated investor interest in the region. While Pacific Rim stocks were initially hindered by the SARS epidemic and tensions on the Korean Peninsula, these fears had largely dissipated by the end of the period. Latin America was the biggest surprise as disciplined fiscal policies and an ease in political tensions in Brazil, Venezuela and Argentina pulled stock prices higher.

•	Among the top performing stocks for the year was Teva Pharmaceutical, a specialty generic drug developer and distributor, that benefited from consumer interest in lower priced brand name drug substitutes and a positive regulatory environment. Kookmin Bank, a South Korean retail bank, also positively impacted performance due to a better than expected rise in earnings.

•	Overall, however, stock selection caused the portfolio to underperform. The largest detractor from performance was SK Telecom, the South Korean telecommunications company, which was sold out of the portfolio after the managers determined that it no longer met RCM’s criteria for growth and quality.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 6/30/03

	1 year	5 year	10 year	Inception
PIMCO RCM Emerging Markets Fund Institutional Class (Incept. 12/30/97)	0.84%	4.13%	—	2.12%

MSCI Emerging Markets Free Index	6.96%	2.52%	—	—

S&P/IFC Investable Emerging Markets Index	8.16%	3.77%	—	—

Lipper Emerging Markets Fund Average	5.26%	2.10%	—	—

CHANGE IN VALUE  For periods ended 6/30/03

Past performance is no guarantee of future results.

4    PIMCO RCM Funds Annual Report  |  6.30.03

AN INTERNATIONAL STOCK FUND

PIMCO RCM Europe Fund

•	PIMCO RCM Europe Fund seeks long-term capital appreciation by normally investing at least 80% of its assets in securities of issuers, that, during their most recent fiscal year, derived at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in Europe or that have at least 50% of their assets in Europe.

•	The Fund’s Institutional Class Shares had a total return of –8.40% for the fiscal year ended June 30, 2003. This compares to the –4.81% return of the MSCI Europe Index.

•	European stocks had a difficult year as continued economic sluggishness hindered large economies such as Germany, France and Spain. The United Kingdom, which has been somewhat isolated from inland Europe’s troubles, also pulled back as fears of higher unemployment and weaker GDP growth hurt equities. Still, underneath the gloom and doom have been recent fiscal stimulus and proposed tax savings that may help reignite the European economy. Stocks have picked up during the past six months and have benefited from a drop of over 13% in the U.S. dollar.

•	The top performing stock for the year was Puma, the German sneaker company, as increased sales and earnings helped performance. The sneaker maker has also experienced a renewed pop culture status as both athletes and celebrities wear the newest Puma fashions. The largest detractor from performance was Schering AG which has subsequently been sold out of the portfolio.

•	Top performing regions were Finland, where the portfolio was overweight, and the Netherlands, where it was underweight. An overweight position in Germany had a negative impact on performance.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 6/30/03

	1 year	5 year	10 year	Inception
PIMCO RCM Europe Fund Institutional Class (Incept. 3/03/00)	–8.40%	—	—	–24.62%

MSCI Europe Index	–4.81%	—	—	—

Lipper European Region Fund Average	–6.71%	—	—	—

CHANGE IN VALUE  For periods ended 6/30/03

Past performance is no guarantee of future results.

6.30.03  |  PIMCO RCM Funds Annual Report    5

A GLOBAL STOCK FUND

PIMCO RCM Global Small-Cap Fund

•	PIMCO RCM Global Small-Cap Fund seeks long-term capital appreciation by normally investing at least 80% of its assets in companies with market capitalizations comparable to those of companies included in the MSCI World Small-Cap Index.

•	The Fund’s Institutional Class Shares had a total return of 2.94% for the fiscal year ended June 30, 2003. This result slightly outpaced the 2.02% return of the benchmark, the MSCI World Small-Cap Index.

•	U.S. stocks experienced volatility early in the period due to increased geopolitical tensions with Iraq and North Korea, fear of deflation, increased unemployment and lackluster retail sales. As geopolitical tensions decreased and fiscal stimulus initiatives, such as lower interest rates and tax cuts, started to take shape, U.S. stocks rebounded through the spring and early summer periods.

•	International stocks performed in line with U.S. markets and benefited from a drop of over 13% in the U.S. dollar. European stocks showed pockets of strength while Asia ex-Japan was the strongest performing region.

•	In general, the portfolio benefited from overweighting pharmaceuticals and underweighting capital goods. Specifically, the Fund’s exposure to American Pharmaceutical Partners, a specialty pharmaceutical company that focuses on injectable doses of generic drugs, and Taro Pharmaceuticals helped performance. Notably, American Pharmaceutical Partners saw a substantial increase in revenue and earnings amid strong usage of their diverse product line of 11 injectable oncology drugs. American Pharmaceutical Partners has subsequently been removed from the Fund.

•	Generally, an overweight in communication equipment and underweight in software hindered performance during the period. Also, Accredo Health Inc. a provider of overnight, temperature-controlled delivery of all drugs and supplies necessary for patients to self-administer in the privacy of their homes, was a detriment towards performance and has ultimately been removed from the portfolio.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 6/30/03

	1 year	5 year	10 year	Inception
PIMCO RCM Global Small-Cap Fund Institutional Class (Incept. 12/31/96)	2.94%	4.14%	—	10.67%

MSCI World Small-Cap Index	2.02%	3.21%	—	—

Lipper Global Small Cap Fund Average	–2.60%	–0.03%	—	—

CHANGE IN VALUE  For periods ended 6/30/03

Past performance is no guarantee of future results.

6    PIMCO RCM Funds Annual Report  |  6.30.03

A SECTOR-RELATED STOCK FUND

PIMCO RCM Global Technology Fund

•	PIMCO RCM Global Technology Fund seeks long-term capital appreciation by investing at least 80% of its assets in companies in the technology industry.

•	The Fund’s Institutional Class Shares had a total return of 18.96% for the fiscal year ended June 30, 2003. This compares to the 8.32% return of the Fund’s benchmark, the Goldman Sachs Technology Index.

•	Stocks experienced volatility early in the reporting period as increased geopolitical tensions with Iraq and North Korea, fear of deflation and U.S. economic weakness weighed on the global equity markets. As geopolitical tensions decreased and U.S. fiscal stimulus initiatives, such as lower interest rates and tax cuts, started to take shape, stocks rebounded through the spring and early summer periods.

•	Technology was one of the strongest performing sectors in the past year. Many beaten-down technology stocks rebounded nicely from last summer. In particular, the portfolio benefited from its overweight position in Internet software/services and communications equipment. The largest detractors from performance were IT consulting and software.

•	In general, the portfolio was aided by increased investor appetite for risk and companies meeting or exceeding earnings. Standout performers included Sohu.com, an Internet service provider for the Chinese market, which saw its revenues and net income double over the past year. Yahoo Japan was also a positive contributor as the joint venture between Softbank and Yahoo, which will provide Japanese content for the Japanese Internet user, was well received by the market.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 6/30/03

	1 year	5 year	10 year	Inception
PIMCO RCM Global Technology Fund Institutional Class (Incept. 12/27/95)	18.96%	7.87%	—	16.14%

Goldman Sachs Technology Index	8.32%	–4.20%	—	—

S&P 500 Index	0.25%	–1.61%	—	—

Lipper Science & Technology Fund Average	7.33%	–2.83%	—	—

CHANGE IN VALUE  For periods ended 6/30/03

Past performance is no guarantee of future results.

6.30.03  |  PIMCO RCM Funds Annual Report    7

AN INTERNATIONAL STOCK FUND

PIMCO RCM International Growth Equity Fund

•	PIMCO RCM International Growth Equity Fund seeks long-term capital appreciation by investing at least 80% of its assets in equity securities of non-U.S. companies.

•	The Fund’s Institutional Class Shares had a total return of –9.02% for the fiscal year ended June 30, 2003. This compares to the –6.05% return of its benchmark, the MSCI EAFE Index.

•	European stocks had a difficult year as continued economic sluggishness hindered large economies such as Germany, France and Spain. The United Kingdom, which has been somewhat isolated from inland Europe’s troubles, also pulled back on fears of higher unemployment and weaker GDP. Still, underneath the gloom and doom have been some positive fiscal stimulus and proposed tax savings that may help reignite the European economy. Stocks have picked up in the past six months and have benefited from a drop of over 13% in the U.S. dollar.

•	Top performing stocks for the year included Teva Pharmaceutical, a specialty pharmaceutical company that distributes and develops generic brand drugs. Teva benefited from increasing consumer interest in lower-priced brand name drug substitutes and a positive regulatory environment. In addition, Sohu.com, an Internet service provider for the Chinese market, helped performance, as company revenues and net income doubled over the past year.

•	Still, stock selection overall was negative for results, as holdings such as Tokyo Broadcasting System detracted from performance amid weakening fundamentals. Tokyo Broadcasting System has subsequently been removed from the Fund. Holdings in emerging Asia were also weak, pulling down the portfolio’s year-end results.

•	The Fund’s country exposure was generally positive for performance, with an overweight in Germany and underweight in the Netherlands helping to support portfolio returns.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 6/30/03

	1 year	5 year	10 year	Inception
PIMCO RCM International Growth Equity Fund Institutional Class (Incept. 5/22/95)	–9.02%	–8.13%	—	2.41%

PIMCO RCM International Growth Equity Fund Administrative Class (Incept. 2/05/02)	–10.01%	—	—	–9.91%

MSCI EAFE Index	–6.05%	–3.68%	—	—

MSCI All-Country World Free Ex-U.S. Index	–4.20%	–2.81%	—	—

Lipper International Fund Average	–7.98%	–3.79%	—	—

CHANGE IN VALUE  For periods ended 6/30/03

Past performance is no guarantee of future results.

8    PIMCO RCM Funds Annual Report  |  6.30.03

A GROWTH STOCK FUND

PIMCO RCM Large-Cap Growth Fund

•	PIMCO RCM Large-Cap Growth Fund seeks long-term capital appreciation by investing at least 80% of its assets in U.S. equity securities with an approximate capitalization of at least $3 billion (as measured at the time of purchase).

•	PIMCO RCM Large-Cap Growth Fund Institutional Class Shares had a total return of 0.41% for the fiscal year ended June 30, 2003. This result closely followed that of the Fund’s benchmark, the S&P 500 Index, which returned 0.25% for the same time period.

•	U.S. stocks experienced volatility early in the period. By early October, the S&P 500 Index retreated to April 1997 levels, as increased geopolitical tensions with Iraq and North Korea, fear of deflation, increased unemployment and lackluster retail sales weighed on the markets. By the spring, however, geopolitical tensions decreased and fiscal stimulus initiatives such as lower interest rates and tax cuts started to take effect, causing stocks to rebound strongly.

•	From a sector perspective, the portfolio benefited from an overweight in biotechnology and pharmaceutical stocks but was hindered by an overweight in food and drug retailers. The managers’ emphasis had been to overweight less economically sensitive sectors such as healthcare and consumer staples, a stance that worked against the portfolio as the market rallied. The Fund’s heaviest positions relative to the S&P 500 Index included Pfizer, Anheuser-Busch and Wyeth.

•	Stock selection provided mixed results for the portfolio in the past year. Companies that benefited performance included Pharmacia, which recently merged with Pfizer, Teva Pharmaceutical and Amgen Inc. Positions that detracted from performance included General Dynamics, Electronic Data Systems and Kraft Foods; due to deteriorating fundamentals all have been removed from the portfolio.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 6/30/03

	1 year	5 year	10 year	Inception
PIMCO RCM Large-Cap Growth Fund Institutional Class (Incept. 12/31/96)	0.41%	0.32%	—	7.96%

PIMCO RCM Large-Cap Growth Fund Administrative Class (Incept. 2/05/02)	0.30%	—	—	–10.79%

S&P 500 Index	0.25%	–1.61%	—	—

Lipper Large-Cap Growth Fund Average	–0.74%	–4.49%	—	—

CHANGE IN VALUE  For periods ended 6/30/03

Past performance is no guarantee of future results.

6.30.03  |  PIMCO RCM Funds Annual Report    9

A GROWTH STOCK FUND

PIMCO RCM Mid-Cap Fund

•	PIMCO RCM Mid-Cap Fund seeks long-term capital appreciation by normally investing primarily in mid-cap U.S. equity and equity-related securities of small-to medium-sized U.S. companies with market capitalizations comparable to those companies included in the Russell Mid-Cap Growth Index.

•	The Fund’s Institutional Class Shares had a total return of 3.98% for the fiscal year ended June 30, 2003. This compares to a 7.36% return for its benchmark, Russell Mid-Cap Growth Index.

•	U.S. stocks retreated by early October due to increased geopolitical tensions with Iraq and North Korea, fear of deflation, increased unemployment and lackluster retail sales. As geopolitical tensions decreased and fiscal stimulus initiatives such as lower interest rates and tax cuts started to take effect, stocks rebounded through the spring and early summer periods.

•	From a sector perspective, the portfolio benefited from an overweight in biotechnology and an underweight in commercial services, but was hindered by an underweight in telecommunications services and Internet software/services—areas that performed strongly as investors’ risk appetites increased. The managers’ emphasis had been on sectors with improving fundamentals and attractive valuations, which tilted the portfolio towards energy and health-care. The portfolio’s heaviest positions relative to the Russell Mid-Cap Growth Index included Willis Group Holdings and Weatherford International.

•	Specific companies that benefited performance included Boston Scientific, a company that develops less-invasive medical devices for coronary diseases, UT Starcom and Amdocs. Positions that detracted from performance were BISYS Group, THQ Inc and Triad Hospitals, which fell on investor concerns about earnings prospects. Triad Hospitals has been sold from the Fund.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 6/30/03

	1 year	5 year	10 year	Inception
PIMCO RCM Mid-Cap Fund Institutional Class (Incept. 11/06/79)	3.98%	0.35%	9.29%	15.68%

PIMCO RCM Mid-Cap Fund Administrative Class (Incept. 2/05/02)	3.50%	—	—	–9.21%

Russell Mid-Cap Growth Index	7.36%	–0.64%	8.46%	—

Lipper Mid-Cap Growth Fund Average	0.05%	–0.73%	7.26%	—

CHANGE IN VALUE  For periods ended 6/30/03

Past performance is no guarantee of future results.

10    PIMCO RCM Funds Annual Report  |  6.30.03

A GROWTH STOCK FUND

PIMCO RCM Tax-Managed Growth Fund

•	PIMCO RCM Tax Managed Growth Fund seeks after-tax growth of capital by investing in a broadly diversified portfolio of equity securities of U.S. companies.

•	The Fund’s Institutional Class Shares generated a total return of 0.53% for the fiscal year ended June 30, 2003. This result outpaced the 0.25% return of the Fund’s benchmark, the S&P 500 Index.

•	U.S. stocks experienced significant volatility early in the reporting period. By October, the S&P 500 Index retreated to April 1997 levels as increased geopolitical tensions with Iraq and North Korea, fear of deflation, increased unemployment and lackluster retail sales weighed on the equity markets. By the spring, however, geopolitical tensions decreased and fiscal stimulus initiatives such as lower interest rates and tax cuts started to take effect, causing stocks to rebound strongly.

•	From a sector perspective, the portfolio benefited from an overweight in biotechnology and pharmaceutical stocks—areas that performed strongly amid increased investor confidence. At the same time, an overweight in food and drug retailers—a stance that reflected the managers’ emphasis on less economically sensitive sectors—hindered returns, as investors turned away from defensive areas. The portfolio’s heaviest positions relative to the S&P 500 Index included Sysco, Walgreen, and Colgate-Palmolive.

•	The portfolio’s best-performing holdings included Pharmacia, which recently merged with Pfizer, Teva Pharmaceutical and Amgen Inc. Positions that detracted from performance included Baxter International, Federated Investors and Walgreen. Due to deteriorating fundamentals, Baxter International and Federated Investors have been removed from the portfolio.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 6/30/03

	1 year	5 year	10 year	Inception
PIMCO RCM Tax Managed Growth Fund Institutional Class (Incept. 12/30/98)	0.53%	—	—	–0.76%

Institutional Shares after taxes on distribution	0.53%	—	—	–0.91%

Institutional Shares after distributions & sales of fund shares	0.32%	—	—	–0.66%

S&P 500 Index	0.25%	—	—	—

Lipper Large-Cap Growth Fund Average	–0.74%	—	—	—

CHANGE IN VALUE  For periods ended 6/30/03

Past performance is no guarantee of future results.

6.30.03  |  PIMCO RCM Funds Annual Report    11

Footnotes

Past performance is no guarantee of future results. Investment return will fluctuate and the value of an investor’s shares will fluctuate and may be worth more or less than original cost when redeemed. The average annual total return measures performance assuming that all dividend and capital gain distributions were reinvested. Returns shown do not reflect the deduction of taxes that a shareholder would pay (i) on fund distributions or (ii) the redemption of fund shares. All share classes have the same portfolio but different expenses. The Growth of $5,000,000 represents a change in value of each fund’s shares for month-end periods and does not take into account sales charges or the effect of taxes. Lipper, Inc. calculates the Lipper Averages. It is the total return performance average of funds that are tracked by Lipper that have the same Fund Classification. Lipper does not take into account sales charges. Returns are for the actual share class unless otherwise indicated. The Funds may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to the following: derivative risk, small company risk, foreign security risk, high yield security risk and specific sector investment risks. A fund investing in derivatives could lose more than the principal amount invested and is subject to the risk of the issuer’s ability to meet payments on obligations. Investing in foreign securities may entail risk due to foreign economic and political developments and may be enhanced when investing in emerging markets. An investment in high-yield securities generally involves greater risk to principal than an investment in higher-rated securities. Investing in smaller companies may entail greater risk than larger companies, including higher volatility. Concentrating on investments in individual sectors may add additional risk and additional volatility compared to a diversified equity fund. This material is authorized for use only when preceded or accompanied by the current PIMCO Funds, Multi-Manager Series prospectus, which describes in greater detail the investment policies, management fees and other matters of interest to prospective investors. Please read the prospectus carefully before you invest or send money.

PIMCO Advisors Distributors LLC,

2187 Atlantic Street, Stamford, CT, 06902,

www.pimcoadvisors.com, 1-888-87-PIMCO.

Not FDIC Insured | May Lose Value | No Bank Guarantee

12    PIMCO RCM Funds Annual Report  |  6.30.03

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6.30.03  |  PIMCO Funds Annual Report    13

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

RCM Emerging Markets Fund
Institutional Class
06/30/2003	$10.15	$0.01	(a)	$0.07	(a)	$0.08	$(0.01)	$0.00

06/30/2002	11.10	0.05	(a)	(0.92	)(a)	(0.87)	(0.08)	0.00

01/01/2001 - 06/30/2001	12.06	0.12	(a)	(1.08	)(a)	(0.96)	0.00	0.00

12/31/2000	16.87	0.00	(a)	(4.26	)(a)	(4.26)	0.00	(0.55)

12/31/1999	9.06	(0.01	)(a)	8.29	(a)	8.28	0.00	(0.47)

12/31/1998	9.99	0.12	(a)	(0.97	)(a)	(0.85)	(0.08)	0.00

RCM Europe Fund
Institutional Class
06/30/2003	$7.26	$0.05	(a)	$(0.69	)(a)	$(0.64)	$0.00	$0.00

06/30/2002	9.13	(0.06	)(a)	(1.77	)(a)	(1.83)	0.00	(0.04)

01/01/2001 - 06/30/2001	11.87	0.01	(a)	(2.75	)(a)	(2.74)	0.00	0.00

03/03/2000 - 12/31/2000	20.58	(0.11	)(a)	(6.26	)(a)	(6.37)	0.00	(2.34)

RCM Global Small-Cap Fund
Institutional Class
06/30/2003	$13.27	$(0.06	)(a)	$0.41	(a)	$0.35	$0.00	$0.00

06/30/2002	16.21	(0.13	)(a)	(2.81	)(a)	(2.94)	0.00	0.00

01/01/2001 - 06/30/2001	18.63	(0.09	)(a)	(2.33	)(a)	(2.42)	0.00	0.00

12/31/2000	23.38	(0.21	)(a)	(3.04	)(a)	(3.25)	0.00	(1.50)

12/31/1999	12.37	(0.17	)(a)	12.96	(a)	12.79	0.00	(1.78)

12/31/1998	11.09	(0.13	)(a)	2.23	(a)	2.10	0.00	(0.82)

RCM Global Technology Fund
Institutional Class
06/30/2003	$20.68	$(0.18	)(a)	$4.10	(a)	$3.92	$0.00	$0.00

06/30/2002	32.64	(0.23	)(a)	(11.73	)(a)	(11.96)	0.00	0.00

01/01/2001 - 06/30/2001	50.33	(0.01	)(a)	(17.68	)(a)	(17.69)	0.00	0.00

12/31/2000	59.21	(0.18	)(a)	(8.27	)(a)	(8.45)	0.00	(0.43)

12/31/1999	21.40	(0.35	)(a)	39.54	(a)	39.19	0.00	(1.38)

12/31/1998	13.69	(0.16	)(a)	8.44	(a)	8.28	0.00	(0.57)

RCM International Growth Equity Fund
Institutional Class
06/30/2003	$8.34	$0.06	(a)	$(0.88	)(a)	$(0.82)	$(0.06)	$0.00

06/30/2002	11.07	0.02	(a)	(2.50	)(a)	(2.48)	(0.25)	0.00

01/01/2001 - 06/30/2001	13.84	0.04	(a)	(2.81	)(a)	(2.77)	0.00	0.00

12/31/2000	22.34	(0.01	)(a)	(6.00	)(a)	(6.01)	(0.30)	(2.19)

12/31/1999	14.98	0.02	(a)	8.91	(a)	8.93	(0.17)	(1.40)

12/31/1998	13.70	0.06	(a)	1.80	(a)	1.86	(0.23)	(0.35)

Administrative Class
06/30/2003	8.33	0.02	(a)	(0.86	)(a)	(0.84)	(0.03)	0.00

02/05/2002 - 06/30/2002	8.32	0.04	(a)	(0.03	)(a)	0.01	0.00	0.00

RCM Large-Cap Growth Fund
Institutional Class
06/30/2003	$10.95	$0.06	(a)	$(0.02	)(a)	$0.04	$(0.03)	$0.00

06/30/2002	14.18	0.04	(a)	(3.25	)(a)	(3.21)	(0.02)	0.00

01/01/2001 - 06/30/2001	16.89	0.01	(a)	(2.72	)(a)	(2.71)	0.00	0.00

12/31/2000	19.07	(0.02	)(a)	(1.55	)(a)	(1.57)	0.00	(0.61)

12/31/1999	16.14	(0.05	)(a)	6.95	(a)	6.90	0.00	(3.97)

12/31/1998	12.53	(0.02	)(a)	5.51	(a)	5.49	(0.01)	(1.87)

Administrative Class
06/30/2003	10.94	0.04	(a)	(0.01	)(a)	0.03	(0.03)	0.00

02/05/2002 - 06/30/2002	12.30	0.00	(a)	(1.36	)(a)	(1.36)	0.00	0.00

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 1.35%
(c)	The operating expenses include certain non-recurring legal expenses of 0.46% and 0.32% of average net assets for the years ended December 31, 1998 and 1999, respectively, for which the insurance carrier has reimbursed the Fund 0.78% ($800,000) of the average net assets for the year ended December 31, 1999.

14    PIMCO Funds Annual Report  |  6.30.03  |  See accompanying notes

Tax Basis Return of Capital	Total Distributions	Fund Redemption Fee Added to Paid-In Capital	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement		Ratio of Expenses to Average Net Assets without Waiver and Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$0.00	$(0.01)	$0.00	$2	0.84%	$6,130	1.67	%(g)	1.67	%(g)	(0.06)%	246%

0.00	(0.08)	0.00	10.15	(7.88)	6,159	1.58		3.30		0.42	136

0.00	0.00	0.00	11.10	(7.96)	5,740	1.50	*	4.89	*	2.13 *	54

0.00	(0.55)	0.00	12.06	(25.24)	5,194	1.50		4.93		0.03	162

0.00	(0.47)	0.00	16.87	91.90	5,154	1.50		9.33		(0.13)	216

0.00	(0.08)	0.00	9.06	(8.39)	2,734	1.50		8.29		1.23	279

$0.00	$0.00	$0.03	$6.65	(8.40)%	$4,725	1.46	%(d)	1.46	%(d)	0.79%	203%

0.00	(0.04)	0.00	7.26	(20.10)	2	2.04		432.13		(0.77)	215

0.00	0.00	0.00	9.13	(22.89)	3	1.35	(c)*	1013.01	(c)*	0.13 *	87

0.00	(2.34)	0.00	11.87	(30.61)	4	1.35	(c)*	9.67	(c)*	(0.83)*	173

$0.00	$0.00	$0.04	$13.66	2.94%	$3,964	1.41	%(h)	1.41	%(h)	(0.47)%	183%

0.00	0.00	0.00	13.27	(18.09)	5,354	1.61		2.46		(1.04)	326

0.00	0.00	0.00	16.21	(13.09)	10,618	1.50	*	2.26	*	(1.06)*	134

0.00	(1.50)	0.00	18.63	(13.88)	17,804	1.50		1.70		(0.84)	202

0.00	(1.78)	0.00	23.38	104.63	24,073	1.50		4.10		(1.13)	162

0.00	(0.82)	0.00	12.37	19.29	5,479	1.75		3.86		(1.03)	184

$0.00	$0.00	$0.00	$24.60	18.96%	$105,151	1.36	%(b)	1.36	%(b)	(0.92)%	237%

0.00	0.00	0.00	20.68	(36.68)	116,387	1.29		1.29		(0.85)	343

0.00	0.00	0.00	32.64	(35.10)	204,755	1.15	*	1.15	*	(0.04)*	386

0.00	(0.43)	0.00	50.33	(14.33)	366,353	1.21		1.21		(0.26)	451

0.00	(1.38)	0.00	59.21	182.95	197,897	1.50		1.50		(1.02)	119

0.00	(0.57)	0.00	21.40	61.05	18,558	1.75		2.49		(0.99)	266

$0.00	$(0.06)	$0.06	$7.52	(9.02)%	$20,803	1.09	%(f)	1.09	%(f)	0.83%	86%

0.00	(0.25)	0.00	8.34	(22.56)	72,858	1.08		1.17		0.17	261

0.00	0.00	0.00	11.07	(20.09)	182,271	1.00	*	1.04	*	0.62 *	84

0.00	(2.49)	0.00	13.84	(26.76)	225,278	1.00		1.00		(0.04)	162

0.00	(1.57)	0.00	22.34	60.66	285,561	1.00		1.06		0.12	140

0.00	(0.58)	0.00	14.98	13.81	121,975	1.00		1.06		0.37	84

0.00	(0.03)	0.00	7.46	(10.01)	482	1.36	(e)	1.36	(e)	0.24	86

0.00	0.00	0.00	8.33	0.12	12,166	1.42	*	1.42	*	1.19 *	261

$(0.01)	$(0.04)	$0.00	$10.95	0.41%	$276,210	0.75%		0.75%		0.58%	25%

0.00	(0.02)	0.00	10.95	(22.68)	173,021	0.75		0.83		0.33	36

0.00	0.00	0.00	14.18	(16.05)	56,196	0.75	*	1.05	*	0.16 *	19

0.00	(0.61)	0.00	16.89	(8.37)	41,741	0.88		1.37		(0.13)	42

0.00	(3.97)	0.00	19.07	44.84	14,898	0.95		2.45		(0.26)	109

0.00	(1.88)	0.00	16.14	44.11	7,935	0.95		3.04		(0.11)	100

0.00	(0.03)	0.00	10.94	0.30	77,886	1.00		1.00		0.36	25

0.00	0.00	0.00	10.94	(11.06)	18,216	1.00	*	1.00	*	(0.05)*	36

(d)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.30%.
(e)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.25%.
(f)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.00%.
(g)	Ratio of expenses to average net assets excluding tax, trustees’ and interest expense is 1.50%.
(h)	Ratio of expenses to average net assets excluding trustee’s expense is 1.40%

See accompanying notes  |  6.30.03  |  PIMCO Funds Annual Report    15

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

RCM Mid-Cap Fund
Institutional Class
06/30/2003	$2.01	$(0.01	)(a)	$0.09	(a)	$0.08	$0.00	$0.00

06/30/2002	2.78	(0.01	)(a)	(0.76	)(a)	(0.77)	0.00	0.00

01/01/2001 - 06/30/2001	3.33	0.00	(a)	(0.55	)(a)	(0.55)	0.00	0.00

12/31/2000	8.02	(0.04	)(a)	0.20	(a)	0.16	0.00	(4.85)

12/31/1999	5.87	(0.01	)(a)	3.42	(a)	3.41	0.00	(1.26)

12/31/1998	6.23	0.00	(a)	0.81	(a)	0.81	0.00	(1.17)

Administrative Class
06/30/2003	2.00	(0.01	)(a)	0.08	(a)	0.07	0.00	0.00

02/05/2002 - 06/30/2002	2.28	(0.01	)(a)	(0.27	)(a)	(0.28)	0.00	0.00

RCM Tax-Managed Growth Fund
Institutional Class
06/30/2003	$9.45	$0.03	(a)	$0.02	(a)	$0.05	$0.00	$0.00

06/30/2002	11.81	(0.01	)(a)	(2.35	)(a)	(2.36)	0.00	0.00

01/01/2001 - 06/30/2001	13.78	(0.02	)(a)	(2.13	)(a)	(2.15)	0.00	0.00

12/31/2000	14.99	(0.09	)(a)	(1.12	)(a)	(1.21)	0.00	0.00

12/31/1999	10.00	(0.06	)(a)	5.28	(a)	5.22	0.00	(0.23)

12/30/1998 - 12/31/1998	10.00	0.00	(a)	0.00	(a)	0.00	0.00	0.00

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 1.02%
(c)	Ratio of expenses to average net assets excluding trustees’ expense is 0.77%
(d)	Ratio of expenses to average net assets excluding trustees’ expense is 0.90%

16    PIMCO Funds Annual Report  |  6.30.03  |  See accompanying notes

Tax Basis Return of Capital	Total Distributions	Fund Redemption Fee Added to Paid-In Capital	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement		Ratio of Expenses to Average Net Assets without Waiver and Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$0.00	$0.00	$0.00	$2.09	3.98%	$224,615	0.78	%(c)	0.78	%(c)	(0.46)%	132%

0.00	0.00	0.00	2.01	(27.70)	350,827	0.77		0.81		(0.47)	142

0.00	0.00	0.00	2.78	(16.52)	773,592	0.77	*	0.79	*	(0.27)*	76

0.00	(4.85)	0.00	3.33	1.25	890,883	0.00		0.76		(0.41)	193

0.00	(1.26)	0.00	8.02	60.18	1,357,489	0.00		0.77		(0.22)	198

0.00	(1.17)	0.00	5.87	15.06	975,263	0.00		0.76		(0.01)	168

0.00	0.00	0.00	2.07	3.50	9	1.04	(b)	1.04	(b)	(0.69)	132

0.00	0.00	0.00	2.00	(12.28)	9	1.02	*	1.02	*	(0.86)*	142

$0.00	$0.00	$0.00	$9.50	0.53%	$3,041	0.91	%(d)	0.91	%(d)	0.28%	74%

0.00	0.00	0.00	9.45	(19.98)	2,825	1.14		2.47		(0.10)	68

0.00	0.00	0.18	11.81	(14.30)	4,298	1.25	*	2.06	*	(0.31)*	40

0.00	0.00	0.00	13.78	(8.07)	25,774	1.25		1.58		(0.58)	85

0.00	(0.23)	0.00	14.99	52.44	1,499	1.25		14.36		(0.47)	43

0.00	0.00	0.00	10.00	0.00	1,000	0.00		0.00		0.00	0

See accompanying notes  |  6.30.03  |  PIMCO Funds Annual Report    17

Statements of Assets and Liabilities

June 30, 2003

Amounts in thousands, except per share amounts	RCM Emerging Markets Fund	RCM Europe Fund	RCM Global Small-Cap Fund	RCM Global Technology Fund	RCM International Growth Equity Fund	RCM Large-Cap Growth Fund	RCM Mid-Cap Fund	RCM Tax- Managed Growth Fund

Assets:
Investments, at value	$8,978	$23,573	$11,257	$293,614	$64,474	$453,233	$229,548	$9,993

Repurchase agreement, at value	0	0	0	0	0	0	0	1,375

Cash	0	0	4	0	1,303	0	1	1

Foreign currency, at value	776	1,790	18	14	628	0	0	0

Receivable for investments sold	0	0	94	1,410	183	0	2,641	0

Receivable for Fund shares sold	139	1,147	186	1,309	1,784	10,384	1,469	12

Interest and dividends receivable	21	128	6	54	279	299	67	7

	9,914	26,638	11,565	296,401	68,651	463,916	233,726	11,388

Liabilities:
Payable for investments purchased	$199	$0	$163	$112	$3	$1,622	$3,499	$283

Payable for short sale	0	0	0	63	0	0	0	0

Due to Custodian	383	981	0	0	0	0	0	0

Written options outstanding	0	0	0	5	0	0	0	0

Payable for Fund shares redeemed	3	92	58	2,783	2,345	9,416	73	0

Accrued investment advisory fee	7	17	8	217	27	159	87	6

Accrued administration fee	4	12	4	113	35	110	56	4

Accrued distribution fee	1	0	1	2	20	16	1	1

Accrued servicing fee	1	4	1	36	10	21	1	2

Other liabilities	15	7	0	1	5	4	0	0

	613	1,113	235	3,332	2,445	11,348	3,717	296

Net Assets	$9,301	$25,525	$11,330	$293,069	$66,206	$452,568	$230,009	$11,092

Net Assets Consist of:
Paid in capital	$11,362	$44,967	$24,945	$848,327	$211,115	$504,352	$627,870	$20,639

Undistributed (overdistributed) net investment income	7	0	0	0	514	917	0	0

Accumulated undistributed net realized (loss)	(3,120)	(21,669)	(15,404)	(652,020)	(148,664)	(57,939)	(418,769)	(10,316)

Net unrealized appreciation	1,052	2,227	1,789	96,762	3,241	5,238	20,908	769

	$9,301	$25,525	$11,330	$293,069	$66,206	$452,568	$230,009	$11,092

Net Assets:
Institutional Class	$6,130	$4,725	$3,964	$105,151	$20,803	$276,210	$224,615	$3,041

Administrative Class	0	0	0	0	482	77,886	9	0

Other Classes	3,171	20,800	7,366	187,918	44,921	98,472	5,385	8,051

Shares Issued and Outstanding:
Institutional Class	600	710	290	4,274	2,768	25,222	107,549	320

Administrative Class	0	0	0	0	65	7,118	4	0

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Institutional Class	$10.22	$6.65	$13.66	$24.60	$7.52	$10.95	$2.09	$9.50

Administrative Class	0.00	0.00	0.00	0.00	7.46	10.94	2.07	0.00

Cost of Investments Owned	$7,916	$21,356	$9,469	$196,856	$61,255	$447,995	$208,640	$10,599

Cost of Foreign Currency Held	$772	$1,783	$18	$14	$620	$0	$0	$0

18    PIMCO Funds Annual Report  |  6.30.03  |  See accompanying notes

Statements of Operations

For the year ended June 30, 2003

Amounts in thousands	RCM Emerging Markets Fund	RCM Europe Fund	RCM Global Small-Cap Fund	RCM Global Technology Fund	RCM International Growth Equity Fund	RCM Large-Cap Growth Fund	RCM Mid-Cap Fund	RCM Tax- Managed Growth Fund

Investment Income:
Interest	$0	$35	$6	$240	$67	$193	$79	$11

Dividends, net of foreign taxes	100	561	89	758	1,671	3,944	642	84

Miscellaneous income	0	4	0	19	4	0	0	0

Total Income	100	600	95	1,017	1,742	4,137	721	95

Expenses:
Investment advisory fees	60	212	96	2,195	416	1,386	1,036	47

Administration fees	35	145	51	1,136	510	942	664	33

Distribution and/or servicing fees – Administrative Class	0	0	0	0	9	95	0	0

Distribution and/or servicing fees – Other Classes	12	56	22	363	370	210	14	18

Trustees’ fees	0	2	1	14	5	17	15	0

Interest expense	9	49	1	4	62	0	14	0

Tax Expense	3	0	0	0	0	0	0	0

Total Expenses	119	464	171	3,712	1,372	2,650	1,743	98

Net Investment Income	(19)	136	(76)	(2,695)	370	1,487	(1,022)	(3)

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(473)	(8,550)	(1,954)	(57,870)	(35,481)	(23,595)	(45,491)	(632)

Net realized gain on options	0	0	0	502	0	0	0	0

Net realized gain on foreign currency transactions	6	3,989	423	1,551	13,604	0	0	0

Net change in unrealized appreciation on investments	1,012	2,667	1,596	98,103	7,273	32,583	39,934	706

Net change in unrealized appreciation on written options	0	0	0	132	0	0	0	0

Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	9	37	0	(2)	(116)	0	0	0

Net Gain (Loss)	554	(1,857)	65	42,416	(14,720)	8,988	(5,557)	74

Net Increase (Decrease) in Assets Resulting from Operations	$535	$(1,721)	$(11)	$39,721	$(14,350)	$10,475	$(6,579)	$71

See accompanying notes  |  6.30.03  |  PIMCO Funds Annual Report    19

Statements of Changes in Net Assets

Amounts in thousands	RCM Emerging Markets Fund		RCM Europe Fund		RCM Global Small-Cap Fund

	Year Ended June 30, 2003	Year Ended June 30, 2002	Year Ended June 30, 2003	Year Ended June 30, 2002	Year Ended June 30, 2003	Year Ended June 30, 2002

Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$(19)	$33	$136	$(314)	$(76)	$(189)

Net realized gain (loss)	(467)	(1,361)	(4,561)	(11,469)	(1,531)	(1,853)

Net change in unrealized appreciation (depreciation)	1,021	711	2,704	4,241	1,596	(1,139)

Net increase (decrease) resulting from operations	535	(617)	(1,721)	(7,542)	(11)	(3,181)

Distributions to Shareholders:
From net investment income
Institutional Class	(1)	(50)	0	0	0	0

Administrative Class	0	0	0	0	0	0

Other Classes	(41)	(8)	0	0	0	0

From net realized capital gains
Institutional Class	0	0	0	0	0	0

Administrative Class	0	0	0	0	0	0

Other Classes	0	0	0	(202)	0	0

Tax basis return of capital
Institutional Class	0	0	0	0	0	0

Administrative Class	0	0	0	0	0	0

Other Classes	0	0	0	0	0	0

Total Distributions	(42)	(58)	0	(202)	0	0

Fund Share Transactions:
Receipts for shares sold
Institutional Class	6,864	24,293	7,022	0	2,636	33,340

Administrative Class	0	0	0	0	0	0

Other Classes	22,407	26,757	102,876	239,569	20,896	60,163

Issued in reorganization
Institutional Class	0	0	0	0	0	0

Administrative Class	0	0	0	0	0	0

Other Classes	0	0	0	0	0	0

Issued as reinvestment of distributions
Institutional Class	1	27	0	0	0	0

Administrative Class	0	0	0	0	0	0

Other Classes	28	7	0	159	0	0

Cost of shares redeemed
Institutional Class	(7,285)	(23,452)	(1,889)	0	(3,867)	(37,203)

Administrative Class	0	0	0	0	0	0

Other Classes	(22,065)	(26,009)	(108,663)	(252,985)	(21,180)	(67,735)

Net increase (decrease) resulting from Fund share transactions	(50)	1,623	(654)	(13,257)	(1,515)	(11,435)

Fund Redemption Fee	2	0	235	0	12	0

Total Increase (Decrease) in Net Assets	445	948	(2,140)	(21,001)	(1,514)	(14,616)

Net Assets:
Beginning of period	8,856	7,908	27,665	48,666	12,844	27,460

End of period*	$9,301	$8,856	$25,525	$27,665	$11,330	$12,844

*Including undistributed net investment income of:	$7	$12	$0	$0	$0	$0

20    PIMCO Funds Annual Report  |  6.30.03  |  See accompanying notes

RCM Global Technology Fund		RCM International Growth Equity Fund		RCM Large-Cap Growth Fund		RCM Mid-Cap Fund		RCM Tax-Managed Growth Fund

Year Ended June 30, 2003	Year Ended June 30, 2002	Year Ended June 30, 2003	Year Ended June 30, 2002	Year Ended June 30, 2003	Year Ended June 30, 2002	Year Ended June 30, 2003	Year Ended June 30, 2002	Year Ended June 30, 2003	Year Ended June30, 2002

$(2,695)	$(3,763)	$370	$294	$1,487	$406	$(1,022)	$(2,384)	$(3)	$(23)

(55,817)	(142,215)	(21,877)	(60,492)	(23,595)	(30,523)	(45,491)	(169,203)	(632)	(1,425)

98,233	(25,901)	7,157	26,511	32,583	(15,271)	39,934	(6,369)	706	(436)

39,721	(171,879)	(14,350)	(33,687)	10,475	(45,388)	(6,579)	(177,956)	71	(1,884)

0	0	(288)	(2,622)	(657)	(107)	0	0	0	0

0	0	(15)	0	(50)	0	0	0	0	0

0	0	(247)	(129)	(192)	0	0	0	0	0

0	0	0	0	0	(2)	0	0	0	0

0	0	0	0	0	0	0	0	0	0

0	0	0	0	0	(1)	0	0	0	0

0	0	0	0	(111)	0	0	0	0	0

0	0	0	0	(9)	0	0	0	0	0

0	0	0	0	(32)	0	0	0	0	0

0	0	(550)	(2,751)	(1,051)	(110)	0	0	0	0

52,227	125,884	30,960	537,672	139,801	170,787	58,645	82,493	5,210	3,969

0	0	330	975	69,199	19,118	0	10	0	0

98,081	127,581	170,100	174,841	76,881	68,985	8,430	16,283	5,399	1,864

0	0	0	5,855	0	0	0	0	0	0

0	0	0	18,594	0	0	0	0	0	0

0	0	0	52,074	0	0	0	0	0	0

0	0	229	2,337	722	103	0	0	0	0

0	0	14	0	59	0	0	0	0	0

0	0	215	126	222	1	0	0	0	0

(75,920)	(138,717)	(74,549)	(623,374)	(42,159)	(23,102)	(177,930)	(328,202)	(5,022)	(4,677)

0	0	(10,422)	(6,381)	(12,205)	(359)	0	0	0	0

(88,390)	(138,680)	(175,003)	(180,465)	(39,285)	(37,699)	(7,580)	(11,676)	(1,536)	(2,505)

(14,002)	(23,932)	(58,126)	(17,746)	193,235	197,834	(118,435)	(241,092)	4,051	(1,349)

35	0	313	0	22	0	39	0	0	16

25,754	(195,811)	(72,713)	(54,184)	202,681	152,336	(124,975)	(419,048)	4,122	(3,217)

267,315	463,126	138,919	193,103	249,887	97,551	354,984	774,032	6,970	10,187

$293,069	$267,315	$66,206	$138,919	$452,568	$249,887	$230,009	$354,984	$11,092	$6,970

$0	$0	$514	$715	$917	$328	$0	$0	$0	$0

See accompanying notes  |  6.30.03  |  PIMCO Funds Annual Report    21

Schedule of Investments

RCM Emerging Markets Fund

June 30, 2003

	Shares	Value (000s)

COMMON STOCKS 96.5%
Brazil 12.4%
Banco Bradesco S.A. (a)	9,000	$168
Banco Itau Holding Financeira S.A. (a)	4,000	136
Companhia de Bebidas das Americas SP - ADR	7,000	142
Petroleo Brasileiro S.A. SP - ADR	14,000	277
Tele Norte Leste Participacoes S.A. SP - ADR	21,000	245
Telemig Celular Participacoes ADR	4,500	94
Telesp Celular Particapacoes S.A. ADR	24,400	95

		1,157

China 10.1%
Brilliance China Automotive Holdings Ltd.	208,000	59
CNOOC Ltd.	177,500	259
Guangdong Investment Ltd. (a)	620,000	110
Hainan Meilan Airport Co. ‘H’	250,000	118
Hopewell Holdings Ltd.	52,500	56
PetroChina Co., Ltd. ‘H’	653,000	197
SINA Corp. (a)	4,300	87
Skyworth Digital Holdings Ltd.	546,000	54

		940

Croatia 1.5%
Pliva d.d. SP - GDR ‘S’	10,000	138

Czech Republic 1.8%
Komercni Banka AS	2,300	165

Hungary 1.9%
OTP Bank Rt.	18,500	179

India 9.5%
Bharat Heavy Electricals Ltd. (a)	25,000	145
Cipla Ltd.	5,150	84
Housing Development Finance Corp., Ltd.	20,000	176
Infosys Technology Ltd.	2,650	186
Ranbaxy Laboratories Ltd.	2,000	34
Ranbaxy Laboratories Ltd. SP - GDR	2,000	38
Reliance Industries Ltd.	13,900	97
Satyam Computer Services Ltd. (a)	16,000	66
State Bank of India (a)	7,000	58

		884

Israel 4.3%
Check Point Software Technologies Ltd. (a)	5,900	115
Taro Pharmaceutical Industries Ltd. (a)	1,600	88
Teva Pharmaceutical Industries Ltd. SP - ADR	3,510	200

		403

Malaysia 2.9%
Gamuda Bhd.	59,500	96
Genting Bhd.	23,500	93
O.Y.L. Industries Bhd.	11,800	80

		269

Mexico 8.5%
America Movil S.A. de CV	2,475	46
Grupo Financiero BBVA Bancomer, S.A. de C.V. ‘B’ (a)	150,000	127
Grupo Modelo S.A. de CV ‘C’	115,075	263
Telefonos de Mexico S.A. de C.V. SP - ADR ‘L’	7,000	220
Wal-Mart de Mexico S.A. de C.V. ‘V’	44,400	131

		787

Peru 1.1%
Compania de Minas Buenaventura SP - ADR	3,450	104

Russia 2.9%
LUKOIL SP - ADR	3,350	265

South Africa 7.9%
Anglo American PLC	5,000	77
AngloGold Ltd.	3,000	95
Gold Fields Ltd. SP - ADR	15,000	183
Impala Platinum Holdings Ltd.	3,600	214
Standard Bank Group Ltd.	37,000	162

		731

South Korea 14.2%
Daishin Securities Co.	7,970	138
Kookmin Bank	3,480	105
Korea Electric Power Corp.	3,530	56
KT Corp.	1,200	47
Poongsan Corp.	19,000	149
POSCO	700	73
Samsung Electronics Co., Ltd.	1,780	529
Samsung Heavy Industries	56,950	228

		1,325

Taiwan 13.8%
Asia Optical Co., Inc. (a)	21,000	109
Basso Industry Corp.	50,000	95
Compal Electronics, Inc.	175,700	236
Hon Hai Precision Industry Co.	33,000	120
MediaTek, Inc.	8,000	80
Taiwan Semiconductor Manufacturing Co., Ltd.	63,704	105
Taiwan Semiconductor Manufacturing Co., Ltd. SP - ADR	12,000	121
Taiwan Styrene Monomer Corp. (a)	175,000	156
United Microelectronics Corp. ADR (a)	10,900	41
Wan Hai Lines Ltd.	110,000	97
Yuanta Core Pacific Securities Co.	240,000	125

		1,285

Thailand 3.7%
Land and Houses Public Co., Ltd.	425,700	89
PTT Exploration & Production Public Co., Ltd.	42,000	162
Siam Cement Public Co.	26,750	95

		346

Total Common Stocks (Cost $7,916)		8,978

Total Investments 96.5% (Cost $7,916)		$8,978
Other Assets and Liabilities (Net) 3.5%		323

Net Assets 100.0%		$9,301

Notes to Schedule of Investments:

(a) Non-income producing security.

22    PIMCO Funds Annual Report  |  6.30.03  |  See accompanying notes

Schedule of Investments

RCM Europe Fund

June 30, 2003

	Shares	Value (000s)

COMMON STOCKS 92.4%
Belgium 1.9%
Interbrew	21,525	$478

Croatia 1.8%
Pliva d.d. SP - GDR ‘S’	32,500	450

Finland 2.4%
Nokia Oyj SP - ADR	37,125	610

France 15.3%
Accor S.A.	12,500	452
Alcatel Alsthom SP - ADR	14,875	133
Alcatel Telecommunications S.A.	30,650	276
Axa	23,300	362
BNP Paribas S.A.	5,500	279
Business Objects S.A. SP - ADR (a)	10,300	226
L’Oreal S.A.	4,500	317
Orange S.A. (a)	32,325	287
Pernod Ricard	2,025	181
Sanofi-Synthelabo S.A.	6,875	200
Schneider Electric S.A. (a)	9,000	423
TotalFinaElf S.A.	5,000	756

		3,892

Germany 14.2%
Altana AG	9,000	568
Bayerische Motoren Werke AG	12,575	484
Deutsche Bank AG (a)	7,650	496
Deutsche Telekom AG	8,950	136
Porsche AG	1,750	742
Puma AG Rudolf Dassler Sport	4,100	407
SAP AG - SP ADR	26,650	779

		3,612

Greece 1.3%
Greek Organization of Football Prognostics	33,300	340

Hungary 2.2%
OTP Bank Rt.	58,775	568

Ireland 1.7%
Bank of Ireland	35,725	431

Italy 1.9%
Eni SpA	32,500	492

Netherlands 2.5%
ING Group NV	36,900	641

Russia 1.2%
LUKOIL Holding SP - ADR	4,000	316

Spain 3.9%
Banco Popular Espanol S.A.	5,300	268
Inditex	18,375	462
Telefonica S.A.	22,875	266

		996

Switzerland 10.7%
Centerpulse AG (a)	940	253
Credit Suisse Group	45,000	1,184
Nestle S.A.	1,400	289
Novartis AG	14,300	566
Roche Holdings AG - Genusschein	5,550	435

		2,727

United Kingdom 31.4%
BP PLC	40,250	279
British Sky Broadcasting Group PLC (a)	55,000	609
GlaxoSmithKline PLC	14,825	299
GlaxoSmithKline PLC - ADR	5,000	203
HBOS PLC	61,650	798
Man Group PLC	55,000	1,085
Reckitt Benckiser PLC	59,025	1,083
Rio Tinto PLC	17,500	329
Royal Bank of Scotland Group PLC	28,200	791
Ryanair Holdings (a)	20,375	915
Smith & Nephew PLC	48,575	279
Vodafone Group PLC	200,000	391
Vodafone Group PLC SP - ADR	18,525	364
Wood Group (John) PLC	200,150	595

		8,020

Total Common Stocks (Cost $21,356)		23,573

Total Investments 92.4% (Cost $21,356)		$23,573
Other Assets and Liabilities (Net) 7.6%		1,952

Net Assets 100.0%		$25,525

Notes to Schedule of Investments:

(a) Non-income producing security.

See accompanying notes  |  6.30.03  |  PIMCO Funds Annual Report    23

Schedule of Investments

RCM Global Small-Cap Fund

June 30, 2003

	Shares	Value (000s)

COMMON STOCKS 93.2%
Australia 1.9%
Billabong International Ltd.	20,000	$82
Newcrest Mining Ltd.	25,000	128

		210

Bermuda 0.8%
Skyworth Digital Holdings Ltd.	870,000	86

Brazil 0.5%
Telesp Celular Particapacoes S.A. SP - ADR (a)	16,000	62

Canada 2.4%
Kingsway Financial Services, Inc. (a)	6,600	80
Ultra Petroleum Corp. (a)	14,900	192

		272

China 0.5%
Hainan Meilan Airport Co.	125,000	59

Denmark 0.9%
Jyske Bank (a)	2,600	105

Finland 1.3%
Elcoteq Network	5,200	61
TietoEnator Oyj	5,000	84

		145

France 1.5%
Atos Origin S.A. (a)	1,600	55
Havas S.A.	26,000	116

		171

Germany 5.5%
Continental AG	7,400	155
Freenet.de AG (a)	2,500	98
Heidelberger Druckmaschinen AG	5,200	130
Hugo Boss AG	9,300	137
Singulus Technologies AG (a)	3,600	62
Stada Arzneimittel AG	700	45

		627

Hong Kong 0.9%
Hong Kong Exchange & Clearing Ltd.	68,000	99

Italy 1.5%
Merloni Elettrodomestici SpA	6,000	89
Cassa di Risparmio di Firenze	62,000	80

		169

Japan 14.5%
Chugoku Marine Paints Ltd.	28,000	96
D & M Holdings, Inc. (a)	27,000	72
Drake Beam Morin - Japan, Inc.	2,500	79
F.C.C. Co. Ltd.	3,500	83
Fullcast Co., Ltd.	19	89
ITX Corp. (a)	142	93
Japan Aviation Electronics Industry Ltd.	16,000	97
Japan Retail Fund Investment Corp.	12	63
Kyoto Kimono Yuzen Co., Ltd.	20	41
Nissin Co., Ltd.	23,800	99
NOK Corp.	5,000	83
Okinawa Cellular Telephone Co.	25	75
Round One Corp.	29	73
Ryohin Keikaku Co., Ltd.	4,500	115
Sakata Inx Corp.	27,000	90
Sparx Asset Management Co., Ltd.	7	44
Sugi Pharmacy Co.	2,200	90
The Goodwill Group, Inc.	26	102
Thine Electronics Inc.	44	92
USS Co., Ltd.	1,400	71

		1,647

Malaysia 0.5%
O.Y.L. Industries Bhd.	8,400	57

Netherlands 1.9%
James Hardie Industries NV	31,000	146
Vedior NV - CVA	8,000	72

		218

Philippines 1.4%
Philippine Long Distance Telephone Co. SP - ADR	14,975	161

South Korea 0.9%
Daishin Securities Co.	3,000	52
KEC Corp.	1,200	46

		98

Spain 0.7%
Baron de Ley (a)	2,100	75

Sweden 0.9%
Getinge AB ‘B’	3,600	96

Taiwan 0.5%
Yuanta Core Pacific Securities Co.	105,000	55

United Kingdom 8.7%
Bovis Homes Group PLC	17,500	123
Dialog Semiconductor PLC (a)	27,500	50
EasyJet PLC (a)	25,000	95
ICAP PLC	7,500	141
Informa Group PLC	35,000	135
Kingston Communications PLC (a)	70,000	67
Luminar PLC	20,500	154
Misys PLC	22,000	93
Woolworths Group PLC	200,000	124

		982

United States 45.5%
Affiliated Managers Group, Inc. (a)	2,760	168
Alliance Data Systems Corp. (a)	4,200	98
American Capital Strategies Ltd.	2,200	55
Amylin Pharmaceuticals, Inc. (a)	2,760	60
aQuantive, Inc. (a)	6,600	69
Career Education Corp. (a)	1,990	136
Cooper Cos., Inc.	2,435	85
Cost Plus, Inc. (a)	3,300	118
CTI Molecular Imaging, Inc. (a)	5,295	100
Cymer, Inc. (a)	2,765	89
Dot Hill Systems Corp. (a)	5,530	72
Electronics Boutique Holdings Corp. (a)	5,530	128
Enterasys Networks, Inc. (a)	11,000	33
Evergreen Resources, Inc. (a)	2,430	132
FormFactor, Inc. (a)	1,558	28
Fossil, Inc. (a)	4,415	104
Fred’s Inc.	3,310	123
Gen-Probe, Inc. (a)	3,200	131
GlobespanVirata, Inc. (a)	9,940	82
Grey Wolf, Inc. (a)	50,870	206
ICON PLC SP - ADR (a)	3,000	95
Knight Trading Group, Inc. (a)	8,855	55
Knight Transportation, Inc. (a)	4,860	121
Kroll, Inc. (a)	6,520	176
K-V Pharmaceutical Co. (a)	4,420	123
ManTech International Corp. (a)	6,630	127
Maxtor Corp. (a)	8,595	65
Medicis Pharmaceutical ‘A’	1,550	88
MicroStrategy, Inc. (a)	985	36
National-Oilwell, Inc. (a)	6,625	146
Neurocrine Biosciences, Inc. (a)	1,545	77
Nextel Partners, Inc. (a)	8,800	64
NPS Pharmaceuticals, Inc. (a)	2,765	67
NS Group, Inc. (a)	11,030	108
OSI Pharmaceuticals, Inc. (a)	3,870	125
Performance Food Group Co. (a)	1,925	71
Pinnacle Systems, Inc. (a)	9,965	107
Pride International, Inc. (a)	5,525	104
Prosperity Bancshares, Inc.	3,850	74
Red Hat, Inc. (a)	4,430	34
Renal Care Group, Inc. (a)	2,440	86
SINA Corp. (a)	3,000	61
Sterling Bancshares, Inc.	6,635	87
Taro Pharmaceutical Industries (a)	2,320	127
The Cheesecake Factory, Inc. (a)	3,300	118
The Gymboree Corp. (a)	7,700	129
Trex Co., Inc. (a)	1,545	61
United PanAm Financial Corp. (a)	7,295	89
VCA Antech, Inc. (a)	12,150	238
Waste Connections, Inc. (a)	1,775	62
Wilson Greatbatch Technologies, Inc. (a)	3,860	139
Wintrust Financial Corp.	2,760	82

		5,159

Total Common Stocks (Cost $8,765)		10,553

SHORT-TERM INSTRUMENTS 6.2%

	Principal Amount (000s)

Repurchase Agreement 6.2%
State Street Bank
0.800% due 07/01/2003	$704	704
(Dated 06/30/2003. Collateralized by Fannie Mae 1.760% due 05/27/2005 valued at $722. Repurchase proceeds are $704.)

Total Short-Term Instruments (Cost $704)		704

Total Investments 99.4% (Cost $9,469)		$11,257
Other Assets and Liabilities (Net) 0.6%		73

Net Assets 100.0%		$11,330

Notes to Schedule of Investments:

(a) Non-income producing security.

24    PIMCO Funds Annual Report  |  6.30.03  |  See accompanying notes

Schedule of Investments

RCM Global Technology Fund

June 30, 2003

	Shares	Value (000s)
COMMON STOCKS 96.1%
Capital Goods 0.9%
Tyco International Ltd.	142,090	$2,698

Communications 4.5%
Alcatel Alsthom SP - ADR	784,930	7,025
Nokia Oyj SP - ADR	279,540	4,593
Sonus Networks, Inc. (a)	312,210	1,570

		13,188

Consumer Discretionary 2.7%
Amazon.com, Inc. (a)	143,720	5,244
Canon, Inc.	61,240	2,810

		8,054

Consumer Services 4.1%
eBay, Inc. (a)	115,570	12,040

Consumer Staples 0.2%
CDW Corp. (a)	10,000	458

Financial & Business Services 2.8%
Accenture Ltd. (a)	34,850	630
Doubleclick, Inc. (a)	249,600	2,309
iShares NASDAQ Biotechnology Index Fund	76,520	5,126

		8,065

Healthcare 1.2%
Gilead Sciences, Inc. (a)	62,370	3,467

Technology 79.7%
Affiliated Computer Services, Inc. ‘A’ (a)	77,440	3,541
ALPS Electric Co., Ltd.	15,000	192
Amdocs Ltd. (a)	520,840	12,500
Apple Computer, Inc. (a)	15,100	289
BEA Systems, Inc. (a)	29,000	315
Broadcom Corp. ‘A’ (a)	112,440	2,801
Brocade Communications Systems, Inc. (a)	323,310	1,904
Business Objects S.A. SP - ADR (a)	91,890	2,017
Cisco Systems, Inc. (a)	161,930	2,686
Cognizant Technology Solutions Corp. (a)	62,490	1,522
Computer Sciences Corp. (a)	9,870	376
Cymer, Inc. (a)	4,900	157
Cypress Semiconductor Corp. (a)	336,380	4,037
Dell Computer Corp. (a)	142,110	4,542
EMC Corp. (a)	588,340	6,160
Emulex Corp. (a)	21,400	487
Expedia, Inc. (a)	72,420	5,553
Foundry Networks, Inc. (a)	172,960	2,491
GlobespanVirata, Inc. (a)	36,400	300
Hewlett-Packard Co.	511,980	10,905
IBM Corp.	12,420	1,025
Integrated Circuit Systems, Inc. (a)	5,000	157
Intel Corp.	124,700	2,592
InterActive Corp. (a)	165,620	6,554
Jabil Circuit, Inc. (a)	10,190	225
Juniper Networks, Inc. (a)	265,550	3,285
KLA-Tencor Corp. (a)	4,420	206
Mabuchi Motor Co. Ltd.	1,700	130
Marvell Technology Group Ltd. (a)	297,450	10,223
Maxim Integrated Products, Inc.	6,250	214
Mercury Interactive Corp. (a)	76,780	2,964
Microchip Technology, Inc.	21,070	516
Microsoft Corp.	95,100	2,436
MicroStrategy, Inc. (a)	34,350	1,251
Monster Worldwide, Inc. (a)	125,380	2,474
National Semiconductor Corp. (a)	217,890	4,297
Netease.com, Inc. (a)	20,630	752
NetFlix, Inc.	78,300	2,001
NetIQ Corp. (a)	94,840	1,466
Netscreen Technologies, Inc. (a)	105,710	2,384
Network Appliance, Inc. (a)	281,260	4,559
Network Associates, Inc. (a)	363,710	4,612
NS Solutions Corp.	3,500	131
Opsware, Inc. (a)	354,000	1,423
Oracle Corp. (a)	300,830	3,616
QLogic Corp. (a)	56,860	2,748
QUALCOMM, Inc.	15,400	551
Red Hat, Inc. (a)	771,810	5,843
Retek Inc.	191,740	1,227
Samsung Electronics Ltd. SP - GDR	1,980	295
SAP AG	188,720	5,514
Sharp Corp.	105,000	1,348
Siebel Systems, Inc. (a)	246,330	2,350
SINA Corp. (a)	375,640	7,637
Softbank Corp.	249,200	4,721
Sohu.com, Inc. (a)	405,320	13,846
Sun Microsystems, Inc. (a)	62,400	287
Symantec Corp. (a)	8,880	390
Symbol Technologies, Inc.	184,350	2,398
Taiwan Semiconductor Manufacturing Co. Ltd. SP - ADR (a)	641,500	6,466
TDK Corp.	4,100	203
T-Online (a)	59,020	610
UTStarcom, Inc. (a)	444,570	15,813
VeriSign, Inc. (a)	507,840	7,023
VERITAS Software Corp. (a)	258,210	7,403
Vignette Corp. (a)	1,387,980	2,887
Yahoo Japan Corp. (a)	846	13,739
Yahoo, Inc. (a)	243,720	7,984

		233,551

Total Common Stocks (Cost $184,763)		281,521

SHORT-TERM INSTRUMENTS 4.1%

	Principal Amount (000s)

Repurchase Agreement 4.1%
State Street Bank	$12,093	12,093

0.800% due 07/01/2003
(Dated 06/30/2003. Collateralized by Fannie Mae 0.000% due 08/13/2003 valued at $12,338. Repurchase proceeds are $12,093.)
Total Short-Term Instruments (Cost $12,093)		12,093

Total Investments 100.2% (Cost $196,856)		$293,614
Written Options (b) (0.0%) (Premiums $9)		(5)
Other Assets and Liabilities (Net) (0.2%)		(540)

Net Assets 100.0%		$293,069

Notes to Schedule of Investments (amounts in thousands, except number of contracts and shares):

(a) Non-income producing security.

(b) Premiums received on written options:

Type	# of Contracts	Premium	Value

Call - CBOE Qualcomm, Inc.
Strike @ 40.000 Exp. 07/2003	33	$1	$0
Call - CBOE Microsoft Corp.
Strike @ 27.500 Exp. 07/2003	40	1	1
Call - CBOE Hewlett Packard Co.
Strike @ 25.000 Exp. 07/2003	240	1	1
Call - CBOE KLA Tencor Corp.
Strike @ 50.000 Exp. 07/2003	44	3	2
Call - CBOE Nokia Corp.
Strike @ 17.500 Exp. 07/2003	75	3	1

		$9	$5

(c) Short sales open at June 30, 2003 were as follows:

Type	Shares	Value	Proceeds

Nortel Networks Corp.	23,500	$63	$64

See accompanying notes  |  6.30.03  |  PIMCO Funds Annual Report    25

Schedule of Investments

RCM International Growth Equity Fund

June 30, 2003

	Shares	Value (000s)

COMMON STOCKS 95.3%
Australia 3.2%
Amcor Ltd.	141,175	$769
The News Corporation Ltd.	117,475	882
Westpac Banking Corp. Ltd.	44,500	485

		2,136

Bermuda 0.8%
Accenture Ltd. (a)	27,500	497

Brazil 1.1%
Petroleo Brasileiro S.A. SP - ADR	35,000	692

Canada 5.0%
EnCana Corp.	21,150	805
Loblaw Cos., Ltd.	16,475	752
Royal Bank of Canada	10,300	435
Shoppers Drug Mart Corp. (a)(b)	35,200	674
Suncor Energy, Inc.	35,300	658

		3,324

China 2.5%
Cathay Pacific Airways Ltd.	260,000	350
China Mobile (Hong Kong) Ltd.	141,500	334
CNOOC Ltd.	658,000	962

		1,646

Finland 1.6%
Nokia Corp.	65,900	1,085

France 10.4%
Accor S.A.	20,025	724
Axa	41,825	649
BNP Paribas S.A.	13,825	702
Essilor International S.A.	12,100	487
L’Oreal S.A.	10,375	731
Pernod Ricard	5,375	480
Sanofi-Synthelabo S.A.	11,800	691
Schneider Electric S.A.	14,075	662
TotalFinaElf S.A.	9,400	1,421
Vinci (a)	4,675	315

		6,862

Germany 7.3%
Adidas-Salomon AG	3,700	316
Altana AG (a)	15,925	1,005
Deutsche Telekom AG (a)	32,900	502
Porsche AG	2,050	869
Puma AG Rudolf Dassler Sport	6,775	673
SAP AG	8,000	943
SAP AG - SP ADR	7,000	205
Schering AG	6,575	321

		4,834

Greece 0.6%
Greek Organization of Football Prognostics	41,160	420

Hong Kong 0.7%
Hong Kong Exchange & Clearing Ltd.	340,000	493

Ireland 1.5%
Bank of Ireland	84,775	1,023

Israel 1.9%
Teva Pharmaceutical Industries Ltd. SP – ADR	22,500	1,281

Italy 2.0%
Eni SpA	63,825	965
Telecom Italia SpA	37,475	339

		1,304

Japan 16.0%
Bridgestone Corp.	61,000	828
Credit Saison Co. Ltd.	32,800	538
KDDI Corp.	235	910
Keyence Corp.	2,100	385
Kyocera Corp.	10,400	595
Mabuchi Motor Co. Ltd.	5,700	436
Marui Co. Ltd.	32,700	291
Mitsui & Co., Ltd.	164,000	822
Nippon Unipac Holding	140	547
Nomura Holdings, Inc.	57,000	723
Orix Corp.	6,600	365
Ricoh Co. Ltd.	28,000	457
Shiseido Co. Ltd.	37,000	360
SMC Corp.	4,200	354
Takeda Chemical Industries	11,800	435
Tokyo Broadcasting System, Inc.	70,000	853
Toppan Printing Co. Ltd.	66,000	473
Tostem Inax Holding Corp.	43,000	619
Toyota Motor Corp.	23,600	611

		10,602

Mexico 0.8%
Grupo Modelo S.A. de CV ‘C’	240,375	549

Netherlands 2.9%
ING Group NV	63,425	1,102
Koninklijke KPN NV (a)	117,325	831

		1,933

South Africa 0.9%
Impala Platinum Holdings Ltd.	9,600	570

South Korea 2.4%
KT Corp.	2,000	78
KT Corp. SP - ADR	11,100	219
Samsung Electronics Co., Ltd. (a)	4,350	1,293

		1,590

Spain 2.6%
Banco Popular Espanol S.A.	13,375	676
Inditex	14,475	364
Telefonica S.A.	58,175	675

		1,715

Switzerland 6.9%
Credit Suisse Group	51,775	1,363
Nestle S.A.	3,450	712
Novartis AG	20,500	811
Roche Holdings AG - Genusschein	12,800	1,004
UBS AG	11,725	652

		4,542

United Kingdom 20.7%
Alliance Unichem PLC	42,425	347
AstraZeneca PLC	10,400	417
BHP Billiton PLC	118,050	621
BP PLC	92,150	639
British Sky Broadcasting Group PLC (a)	84,700	939
Centrica PLC	112,400	326
Diageo PLC	44,550	476
GlaxoSmithKline PLC	89,275	1,802
HBOS PLC	79,225	1,026
Man Group PLC	42,500	839
Rank Group PLC	80,025	329
Reckitt Benckiser PLC	91,125	1,672
Rio Tinto PLC	32,850	618
Royal Bank of Scotland Group PLC	48,300	1,355
Shell Transport & Trading Co., PLC	98,350	649
Smith & Nephew PLC	62,525	359
Vodafone Group PLC	657,150	1,285

		13,699

United States 3.5%
Alcatel Alsthom SP - ADR	70,975	635
Biovail Corp. (a)	13,825	651
Daewoo Shipbuilding & Marine (a)	19,475	323
Sohu.com, Inc. (a)	19,825	677

		2,286

Total Common Stocks (Cost $59,864)		63,083

	Principal Amount (000s)	Value (000s)

SHORT-TERM INSTRUMENTS 2.1%
Repurchase Agreement 2.1%
State Street Bank	$1,391	$1,391

0.800% due 07/01/2003
(Dated 06/30/2003. Collateralized by Federal Home Loan Bank 1.690% valued at $1,423. Repurchase proceeds are $1,391.)
Total Short-Term Instruments (Cost $1,391)		1,391

Total Investments 97.4% (Cost $61,255)		$64,474
Other Assets and Liabilities (Net) 2.6%		1,732

Net Assets 100.0%		$66,206

Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing security.

(b) Indicates a fair valued security which has not been valued utilizing an independent quote and which is valued pursuant to guidelines established by the Trustees. The aggregate value of fair valued securities is $674 which is 1.02% of net assets.

26    PIMCO Funds Annual Report  |  6.30.03  |  See accompanying notes

Schedule of Investments

RCM Large-Cap Growth Fund

June 30, 2003

	Shares	Value (000s)

COMMON STOCKS 95.9%
Aerospace 2.7%
Lockheed Martin Corp.	96,000	$4,567
United Technologies Corp.	106,000	7,508

		12,075

Capital Goods 4.3%
3M Co.	35,500	4,579
Danaher Corp.	19,300	1,313
General Electric Co.	480,500	13,781

		19,673

Communications 2.3%
Nokia Oyj SP - ADR	118,500	1,947
SBC Communications, Inc.	131,500	3,360
Vodafone Group PLC SP - ADR	249,000	4,893

		10,200

Consumer Discretionary 9.2%
Costco Wholesale Corp. (a)	75,500	2,763
Electronic Arts, Inc. (a)	58,500	4,328
Harley-Davidson, Inc.	51,500	2,053
Kohl’s Corp. (a)	31,500	1,618
Lowe’s Cos., Inc.	73,500	3,157
Mattel, Inc.	106,000	2,006
Nike, Inc.	70,500	3,771
Starbucks Corp. (a)	201,000	4,929
The Home Depot, Inc.	46,000	1,524
Wal-Mart Stores, Inc.	286,500	15,376

		41,525

Consumer Services 1.7%
Viacom, Inc. (a)	180,000	7,859

Consumer Staples 17.0%
Anheuser-Busch Cos., Inc.	317,000	16,183
Coca-Cola Co.	123,000	5,708
Coca-Cola Enterprises, Inc.	106,000	1,924
Colgate-Palmolive Co.	198,000	11,474
Gillette Co.	61,000	1,943
PepsiCo, Inc.	337,000	14,997
Procter & Gamble Co.	85,500	7,625
SYSCO Corp.	266,000	7,991
Walgreen Co.	307,000	9,241

		77,086

Energy 7.3%
Baker Hughes, Inc.	284,000	9,534
BJ Services Co. (a)	46,000	1,719
BP PLC SP - ADR	111,500	4,685
ChevronTexaco Corp.	48,000	3,466
Exxon Mobil Corp.	206,500	7,415
Noble Corp. (a)	98,000	3,361
Schlumberger Ltd.	57,500	2,735

		32,915

Financial & Business Services 13.0%
Accenture Ltd. (a)	152,500	2,759
AFLAC, Inc.	43,000	1,322
American International Group, Inc.	74,500	4,111
Automatic Data Processing, Inc.	57,500	1,947
Citigroup, Inc.	244,000	10,443
Fannie Mae	193,500	13,050
Fifth Third Bancorp.	54,500	3,125
Franklin Resources, Inc.	89,000	3,477
Hartford Financial Services Group, Inc.	43,000	2,166
Marsh & McLennan Cos., Inc.	110,000	5,618
Merrill Lynch & Co.	75,500	3,524
Safeco Corp.	35,400	1,249
Wells Fargo & Co.	122,000	6,149

		58,940

Healthcare 25.2%
Abbott Laboratories	57,000	2,494
AmerisourceBergen Corp.	29,500	2,046
Amgen, Inc. (a)	166,500	11,152
Boston Scientific Corp. (a)	14,800	904
Cardinal Health, Inc.	127,000	8,166
Genentech, Inc. (a)	33,000	2,380
Johnson & Johnson	222,500	11,503
Medtronic, Inc.	119,000	5,708
Merck & Co., Inc.	185,000	11,202
Pfizer, Inc.	898,000	30,667
St. Jude Medical, Inc. (a)	2,250	129
Stryker Corp.	37,100	2,574
Teva Pharmaceutical Industries Ltd. SP - ADR (a)	140,500	7,999
WellPoint Health Networks, Inc. (a)	57,500	4,847
Wyeth	272,500	12,412

		114,183

Technology 11.7%
Cisco Systems, Inc. (a)	228,000	3,783
Dell Computer Corp. (a)	215,000	6,871
IBM Corp.	50,500	4,166
Intel Corp.	224,500	4,666
Maxim Integrated Products, Inc.	69,500	2,376
Microsoft Corp.	844,000	21,615
Oracle Corp. (a)	217,500	2,614
QUALCOMM, Inc.	62,000	2,217
SAP AG - SP ADR	37,000	1,081
VERITAS Software Corp. (a)	124,500	3,569

		52,958

Transportation 1.5%
United Parcel Service, Inc.	105,500	6,720

Total Common Stocks (Cost $428,896)		434,134

SHORT-TERM INSTRUMENTS 4.2%

	Principal Amount (000s)

Repurchase Agreement 4.2%
State Street Bank
0.800% due 07/01/2003	$19,099	$19,099
(Dated 06/30/2003. Collateralized by Federal Home Loan Bank 3.750% due 02/13/2004 valued at $19,483. Repurchase proceeds are $19,099.)

Total Short-Term Instruments (Cost $19,099)		19,099

Total Investments 100.1% (Cost $447,995)		$453,233
Other Assets and Liabilities (Net) (0.1%)		(665)

Net Assets 100.0%		$452,568

Notes to Schedule of Investments:

(a) Non-income producing security.

See accompanying notes  |  6.30.03  |  PIMCO Funds Annual Report    27

Schedule of Investments

RCM Mid-Cap Fund

June 30, 2003

	Shares	Value (000s)

COMMON STOCKS 96.9%
Aerospace 1.3%
Alliant Techsystems, Inc. (a)	57,580	$2989

Capital Goods 5.5%
AGCO Corp.	66,000	1,127
American Standard Cos., Inc. (a)	4,000	296
Danaher Corp.	58,600	3,988
SPX Corp. (a)	84,820	3,737
Weatherford International, Inc. (a)	84,700	3,549

		12,697

Communications 2.3%
CenturyTel, Inc.	10,400	362
Cox Radio, Inc. (a)	112,300	2,595
Entercom Communications Corp. (a)	48,600	2,382

		5,339

Consumer Discretionary 12.8%
AdvancePCS (a)	107,500	4,110
Bed, Bath & Beyond, Inc. (a)	7,600	295
Coach, Inc. (a)	11,600	577
Dollar Tree Stores, Inc. (a)	26,500	841
Electronic Arts, Inc. (a)	37,700	2,789
Harley-Davidson, Inc.	44,700	1,782
Harman International Industries, Inc.	6,100	483
Linens `n Things, Inc. (a)	102,700	2,425
Mattel, Inc.	199,200	3,769
Nike, Inc.	62,400	3,338
Outback Steakhouse, Inc.	47,900	1,868
Scholastic Corp. (a)	74,100	2,207
Starbucks Corp. (a)	110,100	2,700
Williams-Sonoma, Inc. (a)	74,300	2,170

		29,354

Consumer Services 4.6%
Career Education Corp. (a)	36,400	2,491
E.W. Scripps Co.	28,800	2,555
Hilton Hotels Corp.	127,700	1,633
Manpower, Inc.	19,000	705
Starwood Hotels & Resorts Worldwide, Inc.	85,000	2,430
The Cheesecake Factory, Inc. (a)	20,000	718

		10,532

Consumer Staples 5.7%
CDW Corp. (a)	14,290	655
Coca-Cola Enterprises, Inc.	154,000	2,795
Dean Foods Co. (a)	115,950	3,652
Hershey Foods Corp.	39,100	2,724
Performance Food Group Co. (a)	88,100	3,260

		13,086

Energy 7.7%
Anadarko Petroleum Corp.	54,800	2,437
BJ Services Co. (a)	85,700	3,202
Burlington Resources, Inc.	6,000	324
Nabors Industries Ltd. (a)	78,200	3,093
Noble Corp. (a)	13,300	456
Patterson-UTI Energy, Inc. (a)	70,700	2,291
Smith International, Inc. (a)	67,500	2,480
XTO Energy, Inc.	175,233	3,524

		17,807

Financial & Business Services 9.7%
ARAMARK Corp. ‘B’ (a)	133,500	2,993
Charter One Financial, Inc.	113,700	3,545
Federated Investors, Inc.	17,300	474
Fiserv, Inc. (a)	82,900	2,952
Franklin Resources, Inc.	10,600	414
Hartford Financial Services Group, Inc.	33,200	1,672
Lamar Advertising Co. (a)	79,900	2,813
M&T Bank Corp.	2,700	227
Perot Systems Corp. (a)	75,000	852
Platinum Underwriters Holdings, Ltd.	9,000	244
SouthTrust Corp.	7,900	215
TCF Financial Corp.	41,500	1,653
Willis Group Holdings Ltd.	136,600	4,200

		22,254

Healthcare 21.7%
Aetna, Inc.	43,100	2,595
Allergan, Inc.	10,600	817
AmerisourceBergen Corp.	69,700	4,834
Anthem, Inc. (a)	57,600	4,444
Barr Laboratories, Inc. (a)	12,300	806
Biogen, Inc. (a)	16,000	608
Biomet, Inc. (a)	93,100	2,668
Biovail Corp. (a)	49,100	2,311
Boston Scientific Corp. (a)	29,800	1,821
Caremark Rx, Inc. (a)	80,300	2,062
Genzyme Corp. (a)	13,100	548
Gilead Sciences, Inc. (a)	44,400	2,468
IDEC Pharmaceuticals Corp. (a)	75,300	2,560
McKesson Corp.	15,100	540
Medicis Pharmaceutical ‘A’	2,500	142
MedImmune, Inc. (a)	49,400	1,797
Millennium Pharmaceuticals, Inc. (a)	10,000	157
St. Jude Medical, Inc. (a)	46,500	2,674
Stryker Corp.	61,200	4,245
Teva Pharmaceutical Industries Ltd. SP - ADR	37,600	2,141
Universal Health Services, Inc. ‘B’ (a)	56,700	2,246
Varian Medical Systems, Inc. (a)	42,600	2,452
WellPoint Health Networks, Inc. (a)	53,800	4,535
Zimmer Holdings, Inc. (a)	11,300	509

		49,980

Materials & Processing 1.9%
Air Products & Chemicals, Inc.	50,700	2,109
Fastenal Co.	67,800	2,301

		4,410

Technology 22.9%
Affiliated Computer Services, Inc. ‘A’ (a)	73,500	3,361
Amdocs Ltd. (a)	136,880	3,285
BEA Systems, Inc. (a)	147,200	1,599
ChoicePoint, Inc. (a)	88,700	3,062
Computer Sciences Corp. (a)	81,300	3,099
Cypress Semiconductor Corp. (a)	131,100	1,573
Emulex Corp. (a)	115,720	2,635
GlobespanVirata, Inc. (a)	51,200	422
Integrated Circuit Systems, Inc. (a)	10,920	343
Jabil Circuit, Inc. (a)	92,200	2,038
KLA-Tencor Corp. (a)	12,200	567
L-3 Communications Holdings, Inc. (a)	75,950	3,303
Marvell Technology Group Ltd. (a)	67,120	2,307
Mercury Interactive Corp. (a)	52,300	2,019
Microchip Technology, Inc.	133,950	3,282
Network Associates, Inc. (a)	33,450	424
QLogic Corp. (a)	45,250	2,187
RF Micro Devices, Inc. (a)	7,100	43
Semtech Corp. (a)	2,700	38
SunGard Data Systems, Inc. (a)	158,700	4,112
Symantec Corp. (a)	77,000	3,377
The BISYS Group, Inc. (a)	190,600	3,501
THQ, Inc. (a)	97,400	1,753
UTStarcom, Inc. (a)	92,720	3,298
VERITAS Software Corp. (a)	35,750	1,025

		52,653

Transportation 0.8%
Expeditors International Washington, Inc.	44,200	1,531
JetBlue Airways Corp. (a)	6,000	254

		1,785

Total Common Stocks (Cost $201,978)		222,886

	Principal Amount (000s)	Value (000s)

SHORT-TERM INSTRUMENTS 2.9%
Repurchase Agreement 2.9%
State Street Bank
0.800% due 07/01/2003	$6,662	$6,662
(Dated 06/30/2003. Collateralized by Freddie Mac 2.000% due 01/21/2005 valued at $6,800. Repurchase proceeds are $6,662.)

Total Short-Term Instruments (Cost $6,662)		6,662

Total Investments 99.8% (Cost $208,640)		$229,548
Other Assets and Liabilities (Net) 0.2%		461

Net Assets 100.0%		$230,009

Notes to Schedule of Investments:

(a) Non-income producing security.

28    PIMCO Funds Annual Report  |  6.30.03  |  See accompanying notes

Schedule of Investments

RCM Tax-Managed Growth Fund

June 30, 2003

	Shares	Value (000s)

COMMON STOCKS 90.1%
Aerospace 2.5%
United Technologies Corp.	4,000	$283

Capital Goods 4.1%
3M Co.	600	77
General Electric Co.	13,375	384

		461

Communications 2.2%
Nokia Oyj SP - ADR	7,000	115
Vodafone Group PLC SP - ADR	6,375	125

		240

Consumer Discretionary 7.8%
Electronic Arts, Inc. (a)	750	56
Harley-Davidson, Inc.	4,275	170
Harman International Industries, Inc.	1,000	79
Mattel, Inc.	6,250	118
Starbucks Corp. (a)	7,775	191
Wal-Mart Stores, Inc.	4,600	247

		861

Consumer Services 1.8%
Viacom, Inc. (a)	4,500	196

Consumer Staples 17.0%
Anheuser-Busch Cos., Inc.	7,500	383
Colgate-Palmolive Co.	7,000	406
PepsiCo, Inc.	7,625	339
SYSCO Corp.	12,000	361
Walgreen Co.	13,250	399

		1,888

Energy 8.3%
Baker Hughes, Inc.	5,700	191
BJ Services Co. (a)	10,200	381
BP PLC SP - ADR	8,200	345

		917

Financial & Business Services 9.9%
Accenture Ltd. (a)	14,000	253
American International Group, Inc.	1,300	72
Automatic Data Processing, Inc.	5,000	169
Merrill Lynch & Co.	3,075	144
North Fork Bancorp., Inc.	5,000	170
Willis Group Holdings Ltd.	9,500	292

		1,100

Healthcare 23.8%
Amgen, Inc. (a)	4,225	283
Genentech, Inc. (a)	1,100	79
International Flavors & Fragrances	10,700	342
Johnson & Johnson	4,500	233
Medtronic, Inc.	4,925	236
Pfizer, Inc.	18,625	636
Stryker Corp.	2,500	173
Teva Pharmaceutical Industries Ltd. SP - ADR	6,125	349
Wyeth	6,825	311

		2,642

Technology 10.6%
Cisco Systems, Inc. (a)	9,175	152
Dell Computer Corp. (a)	6,000	192
Gentex Corp. (a)	3,700	113
Intel Corp.	8,450	176
Microsoft Corp.	21,000	538

		1,171

Transportation 2.1%
United Parcel Service, Inc.	3,675	234

Total Common Stocks (Cost $9,224)		9,993

	Principal Amount (000s)	Value (000s)

SHORT-TERM INSTRUMENTS 12.4%
Repurchase Agreement 12.4%
State Street Bank
0.800% due 07/01/2003	$1,375	$1,375
(Dated 06/30/2003. Collateralized by Federal Home Loan Bank 1.350% due 03/30/2004 valued at $1,406. Repurchase proceeds are $1,375.)

Total Short-Term Instruments (Cost $1,375)		1,375

Total Investments 102.5% (Cost $10,599)		$11,368
Other Assets and Liabilities (Net) (2.5%)		(276)

Net Assets 100.0%		$11,092

Notes to Schedule of Investments:

(a) Non-income producing security.

See accompanying notes  |  6.30.03  |  PIMCO Funds Annual Report    29

Notes to Financial Statements

June 30, 2003

1. Organization

PIMCO Funds: Multi-Manager Series (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of forty-four separate investment funds (the “Funds”). The Trust may offer up to seven classes of shares: Institutional, Administrative, A, B, C, D and R. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Institutional and Administrative Classes (the “Institutional Classes”) of the Trust. Certain detailed financial information for the A, B, C, D and R Classes (the “Other Classes”) is provided separately and is available upon request.

Effective February 1, 2002, the Dresdner RCM Global Funds, Inc. were reorganized as a newly created series of the Trust based on shareholder approval received at a Special Meeting of Stockholders held on December 5, 2001, as adjourned and reconvened on December 19, 2001, January 16, 2002, and January 30, 2002. As a result of the reorganizations, PIMCO Advisors Fund Management LLC now serves as the Funds’ investment adviser while Dresdner RCM Global Investors LLC continues to be responsible for the Funds’ day-to-day investment decisions as a sub-advisor. The Board of Directors approved a change in the fiscal year-end of the Dresdner RCM Global Funds, Inc., for both financial and tax accounting purposes, from December 31st to June 30th.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The market value for NASDAQ National Market and SmallCap securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Fixed income securities, including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Certain securities for which daily market quotations are not readily available may be valued pursuant to guidelines established by the Board of Trustees. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Funds may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Foreign Currency. The accounting records of the Funds are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net long-term capital gains earned by a Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

30    PIMCO Funds Annual Report  |  6.30.03

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges. Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class.

Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Taxes on Dividends. Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: RCM Emerging Markets Fund - $9,202; RCM Europe Fund - $61,160; RCM Global Small-Cap Fund - $9,776; RCM Global Technology Fund - $52,635; RCM International Growth Equity Fund - $173,976; RCM Large-Cap Growth Fund -$24,273; RCM Mid-Cap Fund - $2,077; and RCM Tax-Managed Growth Fund - $1,516.

Options Contracts. Certain Funds may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in a Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

Short Sales. Certain Funds have entered into short sales transactions during the fiscal year. A short sale is a transaction in which a Fund sells securities it does not own in anticipation of a decline in the market price of the securities. The Fund is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

Repurchase Agreements. Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. PIMCO Advisors Fund Management LLC (PIMCO Advisors) is an indirect subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets of the Fund. The Advisory Fee is charged at the annual rate of 0.45% for the RCM Large-Cap Growth Fund; 0.47% for the RCM Mid-Cap Fund; 0.50% for the RCM International Growth Equity Fund; 0.60% for the RCM Tax-Managed Growth Fund; 0.80% for the RCM Europe Fund; 0.95% for the RCM Global Technology Fund; and 1.00% for RCM Emerging Markets and RCM Global Small-Cap Funds.

Each of the Funds also have a sub-advisor, which under the supervision of the Adviser, directs the investments of the Fund’s assets. The advisory fees received by the Adviser are paid in all or in part to the sub-advisors in accordance with the portfolio management agreements.

6.30.03  |  PIMCO Funds Annual Report    31

Notes to Financial Statements (Cont.)

June 30, 2003

Administration Fee. The Adviser provides administration services to the Trust for which it receives from each Fund a monthly administration fee based on each share class’ average daily net assets. The Administration Fee for the Institutional Classes is charged at the annual rate of 0.30% for the RCM Large-Cap Growth, RCM Mid-Cap and RCM Tax-Managed Growth Funds; 0.40% for the RCM Global Small-Cap and RCM Global Technology Funds; and 0.50% for RCM Emerging Markets, RCM Europe and RCM International Growth Equity Funds. The Administration Fee for the A, B and C Classes is charged at the annual rate of 0.50% for the RCM Large-Cap Growth, RCM Mid-Cap and RCM Tax-Managed Growth Funds; 0.55% for the RCM Global Technology Fund; 0.60% for the RCM Global Small-Cap Fund; 0.70% for the RCM Emerging Markets, RCM Europe and RCM International Growth Equity Funds. The Administration Fee rate for each Fund is subject to a reduction of 0.05% per year on average daily net assets attributable in the aggregate to the Fund’s Class A, B and C shares in excess of $2.5 billion. The Administration Fee for Class D is charged at the annual rate of 0.50% for the RCM Large-Cap Growth, RCM Mid-Cap and RCM Tax-Managed Growth Funds; 0.55% for the RCM Global Technology Fund; 0.60% for the RCM Global Small-Cap Fund; and 0.70% for the RCM Emerging Markets, RCM Europe and RCM International Growth Equity Funds. The Administration Fee for Class R is charged at the annual rate of 0.50% for all Funds.

Redemption Fee. Investors in Institutional Class, Administrative Class and Class D shares of the Funds will be subject to a “Redemption Fee” on redemptions and exchanges of up to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 30 days of their acquisition (i.e., beginning on the 31st day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges. A new 30 day time period will begin with each acquisition of shares through a purchase or exchange. Redemption fees, if any, are recorded as additions to paid in capital in the Statements of Changes in Net Assets.

The Funds’ Redemption Fee rates are as follows:

Fund	Rate

RCM Emerging Markets, RCM Europe, RCM Global Small-Cap, RCM Global Technology and RCM International Growth Equity Funds	2.00%
All other Funds	1.00%

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Funds’ Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees.

Redemptions and exchanges by shareholders that are investing through qualified retirement plans such as 401(k) plans will not be subject to the Redemption Fee. In addition, redemptions and exchanges by shareholders that are investing through financial institutions (for example, through broker-dealer omnibus accounts) that have not agreed to assess the Redemption Fees against such shareholders will not be subject to Redemption Fees. The Trust may eliminate or modify these waivers at any time.

Dresdner RCM Global Investors LLC Management Fees. Prior to February 1, 2002, the Funds paid the investment management fees to Dresdner RCM Global Investors LLC monthly. The annual management fees paid by the Funds are based on each Fund’s average daily net assets as listed in the following table. Dresdner RCM Global Investors LLC had voluntarily agreed to pay each Fund the amount, if any, by which ordinary operating expenses of the Fund for each quarter (except interest, taxes, and extraordinary expenses) exceed its annualized total expense ratio noted in the following table as a percentage of its average daily net assets.

Fund Name	Flat Rate	First $500 Million	Next $500 Million	Above $1 Billion	Expense Caps

RCM Emerging Markets Fund Institutional Class	1.00%	—	—	—	1.50%
RCM Europe Fund Institutional Class	1.00%*	—	—	—	1.35%
RCM Global Small-Cap Fund Institutional Class	—	1.00%	0.95%	0.90%	1.50%
RCM Global Technology Fund Institutional Class	1.00%	—	—	—	1.50%
RCM International Growth Equity Fund Institutional Class	0.75%	—	—	—	1.00%
RCM Large-Cap Fund Institutional Class	—	0.70%	0.65%	0.60%	0.75%
RCM Mid-Cap Fund Institutional Class	0.75%	—	—	—	0.77%
RCM Tax-Managed Growth Fund Institutional Class	—	0.75%	0.70%	0.65%	1.25%

* The Europe Fund pays management fees at 1.00% annually for assets under $100 million and 0.80% for assets above $100 million.

Distribution and Servicing Fees. PIMCO Advisors Distributors LLC (“PAD”) is an indirect wholly-owned subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse PAD on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be

32    PIMCO Funds Annual Report  |  6.30.03

expensed. The effective rate paid to PAD was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of June 30, 2003.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R Classes of the Trust, the Trust compensates PAD or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C, D and R Classes. The Trust paid PAD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee (%)	Servicing Fee (%)

Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

PAD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the period ended June 30, 2003, PAD received $308,243 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is also responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO Advisors or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO Advisors or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above. PIMCO Advisors has agreed to waive a portion of the RCM Europe, RCM Large-Cap Growth and RCM Mid-Cap Funds’ advisory and administration fees to the extent that the payment of each Fund’s pro rata share of Trustee fees and organizational expenses cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.49 basis points as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to Institutional Class and Class D until June 30, 2003):

	Inst’l Class	Class D

RCM Europe Fund	1.35%	1.60%
RCM Large-Cap Growth Fund	0.75%	1.00%
RCM Mid-Cap Fund	0.77%	1.02%

PIMCO Advisors may be reimbursed for these waived amounts in future periods, not to exceed three years.

Each unaffiliated Trustee receives a quarterly retainer of $14,250, plus $3,000 for each Board of Trustees meeting attended in person and $1,500 for each meeting attended telephonically, and $1,500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. The Chairman of the Audit and Performance Committees receives an additional annual retainer of $3,000, the Chairman of the Independent Trustees receives an additional annual retainer of $7,000, and each Vice Chairman of the Independent Trustees receives an additional annual retainer of $4,000. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with extraordinary Fund activities or circumstances, the Trustee shall be compensated for such services at the rate of $2,000 per day, plus reimbursement of reasonable expenses. Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1997, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets.

4. Subsequent Event

A Special Meeting of the Shareholders of the PIMCO PPA Tax-Efficient Equity Fund will be held on September 24, 2003 to approve or disapprove an Agreement and Plan of Merger of the PIMCO PPA Tax-Efficient Equity Fund into the PIMCO RCM Tax-Managed Growth Fund (the “Merger”). The PIMCO RCM Tax-Managed Growth Fund will be the surviving Fund. If the Merger is approved, shareholders of the PIMCO PPA Tax-Efficient Equity Fund will receive shares of the PIMCO RCM Tax-Managed Growth Fund in exchange for their PIMCO PPA Tax-Efficient Equity Fund shares. A complete description of the Merger can be found in the Prospectus/Proxy Statement dated July 22, 2003. Both Funds are series of the PIMCO Funds: Multi-Manager Series.

6.30.03  |  PIMCO Funds Annual Report    33

Notes to Financial Statements (Cont.)

June 30, 2003

5. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	RCM Emerging Markets Fund				RCM Europe Fund
	Year Ended 06/30/2003		Year Ended 06/30/2002		Year Ended 06/30/2003		Year Ended 06/30/2002
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	752	$6,864	2,298	$24,293	1,025	$7,022	0	$0

Administrative Class	0	0	0	0	0	0	0	0

Other Classes	2,453	22,407	2,529	26,757	16,885	102,876	30,681	239,569

Issued in reorganization
Institutional Class	0	0	0	0	0	0	0	0

Administrative Class	0	0	0	0	0	0	0	0

Other Classes	0	0	0	0	0	0	0	0

Issued as reinvestment of distributions
Institutional Class	0	1	3	27	0	0	0	0

Administrative Class	0	0	0	0	0	0	0	0

Other Classes	2	28	1	7	0	0	20	159

Cost of shares redeemed
Institutional Class	(759)	(7,285)	(2,211)	(23,452)	(315)	(1,889)	0	0

Administrative Class	0	0	0	0	0	0	0	0

Other Classes	(2,404)	(22,065)	(2,460)	(26,009)	(17,584)	(108,663)	(32,217)	(252,985)

Net increase (decrease) resulting from Fund share transactions	44	$(50)	160	$1,623	11	$(654)	(1,516)	$(13,257)

	RCM Mid-Cap Fund				RCM Tax-Managed Growth Fund

	Year Ended 06/30/2003		Year Ended 06/30/2002		Year Ended 06/30/2003		Year Ended 06/30/2002

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	31,867	$58,645	34,806	$82,493	578	$5,210	378	$3,969

Administrative Class	0	0	4	10	0	0	0	0

Other Classes	4,587	8,430	6,969	16,283	592	5,399	177	1,864

Issued as reinvestment of distributions
Institutional Class	0	0	0	0	0	0	0	0

Administrative Class	0	0	0	0	0	0	0	0

Other Classes	0	0	0	0	0	0	0	0

Cost of shares redeemed
Institutional Class	(98,757)	(177,930)	(138,552)	(328,202)	(557)	(5,022)	(443)	(4,677)

Administrative Class	0	0	0	0	0	0	0	0

Other Classes	(4,045)	(7,580)	(5,045)	(11,676)	(177)	(1,536)	(237)	(2,505)

Net increase (decrease) resulting from Fund share transactions	(66,348)	$(118,435)	(101,818)	$(241,092)	436	$4,051	(125)	$(1,349)

34    PIMCO Funds Annual Report  |  6.30.03

RCM Global Small-Cap Fund				RCM Global Technology Fund				RCM International Growth Equity Fund				RCM Large-Cap Growth Fund

Year Ended 06/30/2003		Year Ended 06/30/2002		Year Ended 06/30/2003		Year Ended 06/30/2002		Year Ended 06/30/2003		Year Ended 06/30/2002		Year Ended 06/30/2003		Year Ended 06/30/2002

Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

215	$2,636	2,515	$33,340	2,699	$52,227	4,572	$125,884	4,304	$30,960	59,016	$537,672	13,442	$139,801	13,686	$170,787

0	0	0	0	0	0	0	0	45	330	119	975	6,643	69,199	1,696	19,118

1,821	20,896	4,475	60,163	4,942	98,081	4,689	127,581	24,390	170,100	19,526	174,841	7,477	76,881	5,532	68,985

0	0	0	0	0	0	0	0	0	0	660	5,855	0	0	0	0

0	0	0	0	0	0	0	0	0	0	2,089	18,594	0	0	0	0

0	0	0	0	0	0	0	0	0	0	5,876	52,074	0	0	0	0

0	0	0	0	0	0	0	0	33	229	254	2,337	70	722	8	103

0	0	0	0	0	0	0	0	2	14	0	0	6	59	0	0

0	0	0	0	0	0	0	0	31	215	14	126	22	222	0	1

(328)	(3,867)	(2,767)	(37,203)	(4,053)	(75,920)	(5,217)	(138,717)	(10,304)	(74,549)	(67,668)	(623,374)	(4,090)	(42,159)	(1,858)	(23,102

0	0	0	0	0	0	0	0	(1,442)	(10,422)	(748)	(6,381)	(1,195)	(12,205)	(32)	(359)

(1,843)	(21,180)	(4,951)	(67,735)	(4,576)	(88,390)	(5,288)	(138,680)	(24,826)	(175,003)	(19,908)	(180,465)	(3,820)	(39,285)	(3,073)	(37,699)

(135)	$(1,515)	(728)$	(11,435)	(988)	$(14,002)	(1,244)	$(23,932)	(7,767)	$(58,126)	(770)	$(17,746)	18,555	$193,235	15,959	$197,834

6. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2003, were as follows (amounts in thousands):

	Non-U.S. Government/Agency
	Purchases	Sales

RCM Emerging Markets Fund	$14,812	$14,952
RCM Europe Fund	52,602	54,076
RCM Global Small-Cap Fund	17,321	19,409
RCM Global Technology Fund	516,573	507,139
RCM International Growth Equity Fund	71,343	129,604
RCM Large-Cap Growth Fund	273,710	73,207
RCM Mid-Cap Fund	289,405	409,876
RCM Tax-Managed Growth Fund	8,986	5,265

7. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

RCM Global Technology Fund
Premium

Balance at 06/30/2002	$1,721
Sales	12,056
Closing Buys	(9,443)
Expirations	(4,325)
Exercised	0

Balance at 06/30/2003	$9

8. Reorganization

The Acquiring Fund, as listed below, acquired the assets and certain liabilities of the Acquired Fund, also listed below, in a tax-free exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization dated December 5, 2001, approved by the Acquired Fund’s shareholders (shares and amounts in thousands):

Acquiring Fund	Acquired Fund	Date	Shares Issued by Acquiring Fund	Value of Shares Issued by Acquiring Fund	Total Net Assets of Acquired Fund	Total Net Assets of Acquiring Fund	Total Net Assets of Acquiring Fund After Acquisition	Acquired Fund’s Unrealized (Depreciation)

RCM International Growth Equity Fund	Select International Fund	3/15/2002	8,625	$76,523	$76,523	$85,668	$162,191	$(7,433)

6.30.03  |  PIMCO Funds Annual Report    35

Notes to Financial Statements (Cont.)

June 30, 2003

9. Federal Income Tax Matters

As of June 30, 2003, the components of distributable taxable earnings were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation/ (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities(1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses(2)	Post-October Deferral
RCM Emerging Markets Fund	$50	$0	$(10)	$0	$(3,015)	$0
RCM Europe Fund	0	0	10	0	(21,362)	0
RCM Global Small-Cap Fund	0	0	0	0	(15,365)	0
RCM Global Technology Fund	0	0	(665)	0	(646,612)	0
RCM International Growth Equity Fund	597	0	25	0	(144,654)	0
RCM Large-Cap Growth Fund	918	0	0	0	(51,802)	0
RCM Mid-Cap Fund	0	0	0	0	(411,660)	0
RCM Tax-Managed Growth Fund	0	0	0	0	(9,772)	0

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain options, and foreign currency transactions.
(2)	Capital loss carryovers, including acquired capital loss carryovers which may be limited under current tax laws, expire in varying amounts through June 30, 2011.

As of June 30, 2003, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(3)
RCM Emerging Markets Fund	$8,064	$972	$(58)	$914
RCM Europe Fund	21,663	2,051	(141)	1,910
RCM Global Small-Cap Fund	9,507	1,859	(109)	1,750
RCM Global Technology Fund	201,595	93,849	(1,830)	92,019
RCM International Growth Equity Fund	65,351	3,427	(4,304)	(877)
RCM Large-Cap Growth Fund	454,133	17,178	(18,078)	(900)
RCM Mid-Cap Fund	215,749	21,791	(7,992)	13,799
RCM Tax-Managed Growth Fund	11,143	454	(229)	225

(3)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals, PFIC mark-to-market, and REIT return of capital adjustments for federal income tax purposes.

As of fiscal year ended June 30, 2003, the Funds made the following tax basis distributions (amounts in thousands):

	Ordinary Income Distributions(4)	Long-Term Capital Gains Distributions	Return of Capital(5)
RCM Emerging Markets Fund	$42	$0	$0
RCM Europe Fund	0	0	0
RCM Global Small-Cap Fund	0	0	0
RCM Global Technology Fund	0	0	0
RCM International Growth Equity Fund	550	0	0
RCM Large-Cap Growth Fund	899	0	152
RCM Mid-Cap Fund	0	0	0
RCM Tax-Managed Growth Fund	0	0	0

(4)	Includes short-term capital gains.
(5)	Return of capital distributions have been reclassified from undistributed net investment income to paid in capital to more approximately conform financial accounting to tax accounting.

Certain net operating losses have been reclassified from undistributed net investment income to paid in capital to more appropriately conform financial accounting to tax accounting.

36    PIMCO Funds Annual Report  |  6.30.03

Report of Independent Auditors

To the Trustees and Institutional and Administrative Class Shareholders of the PIMCO Funds: Multi-Manager Series

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional and Administrative Class shares presents fairly, in all material respects, the financial position of the RCM Emerging Markets Fund, RCM Europe Fund, RCM Global Small-Cap Fund, RCM Global Technology Fund, RCM International Growth Equity Fund, RCM Large-Cap Growth Fund, RCM Mid-Cap Fund, and RCM Tax-Managed Growth Fund, (8 funds of the PIMCO Funds: Multi-Manager Series, hereafter referred to as the “Funds”) at June 30, 2003, the results of each of their operations, the changes in each of their net assets and the financial highlights of the Funds for the Institutional and Administrative Class shares for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 2003 by correspondence with the custodian and counterparties, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

August 22, 2003

6.30.03  |  PIMCO Funds Annual Report    37

Federal Income Tax Information (unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s fiscal year end (June 30, 2003) regarding the status of qualified dividend income for individuals, the dividend received deduction for corporations, and the foreign tax credit.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended June 30, 2003 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2003:

RCM Emerging Markets Fund	0.00%
RCM International Growth Equity Fund	0.00%
RCM Large-Cap Growth Fund	0.00%

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s fiscal 2003 ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below:

RCM Large-Cap Growth Fund	100.00%

Foreign Tax Credit. The following Funds have elected to pass through the credit for taxes paid in foreign countries. The foreign income and foreign tax per share outstanding on June 30, 2003 are as follows:

	RCM Europe Fund		RCM Emerging Markets Fund		RCM International Growth Equity Fund
Country	Gross Foreign Dividends	Foreign Tax	Gross Foreign Dividends	Foreign Tax	Gross Foreign Dividends	Foreign Tax

Australia	—	—	—	—	0.01095	0.00027
Bermuda	0.00092	—	—	—	—	—
Brazil	—	—	0.01633	0.00128	0.00410	0.00054
Canada	—	—	—	—	0.00123	0.00018
Croatia	0.00390	0.00058	0.00515	0.00077	—	—
Czech Republic	—	—	0.00057	0.00009	—	—
Finland	0.00407	0.00061	—	—	0.00258	0.00039
France	0.03679	0.00209	—	—	0.03168	0.00168
Germany	0.01629	0.00244	—	—	0.01025	0.00154
Greece	0.00899	—	—	—	0.00430	—
Hong Kong	—	—	0.01672	0.00030	0.01181	—
India	—	—	0.00905	0.00138	—	—
International	—	—	—	—	—	—
Ireland	0.00382	—	—	—	0.00353	—
Israel	—	—	0.00084	0.00016	0.00080	0.00015
Italy	0.00735	0.00110	—	—	0.01319	0.00174
Japan	—	—	—	—	0.01469	0.00177
Malaysia	—	—	0.00542	0.00152	—	—
Mexico	—	—	0.01184	—	0.00104	—
Netherlands	0.00564	0.00085	—	—	0.00896	0.00134
Peru	—	—	0.00190	0.00003	—	—
Russia	0.00262	0.00039	0.00877	0.00139	—	—
Singapore	—	—	—	—	0.00147	0.00032
South Africa	—	—	0.02101	—	—	—
South Korea	—	—	0.00759	0.00127	0.00553	0.00092
Spain	0.00479	0.00072	—	—	0.00399	0.00060
Switzerland	0.00893	0.00134	—	—	0.00865	0.00130
Taiwan	—	—	0.00776	0.00154	—	—
Thailand	—	—	0.00471	0.00019	—	—
United Kingdom	0.05881	0.00588	0.00174	0.00011	0.06815	0.00677

The pass-through of foreign tax credit will affect only shareholders on the dividend record date in December 2003.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2004, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2003.

38    PIMCO Funds Annual Report  |  6.30.03

Trustees and Officers of PIMCO Funds: Multi-Manager Series (unaudited)

The chart below identifies the Trustees and Officers of the Trust. The “interested” Trustee defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

Trustees of the Trust

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Stephen J. Treadway* (56) Chairman of the Board and Trustee	05/1997 to present	Managing Director, ADAM of America L.P.; Managing Director and Chief Executive Officer, PIMCO Advisors Distributors LLC (“PAD”); and Managing Director and Chief Executive Officer, PIMCO Advisors Fund Management LLC (PIMCO Advisors).	44	Chairman, or Chairman and Trustee, thirteen Funds advised by PIMCO Advisors.

Independent Trustees

E. Philip Cannon (62) Trustee	03/2000 to present	President, Houston Zoo, Inc. Proprietor, Cannon & Company. Formerly, Headmaster, St. John’s School, Houston, Texas.	114	Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Variable Insurance Trust.

Donald P. Carter (76) Trustee	01/1997 to present	Retired. Formerly, Chairman, Executive Vice President and Director, Cunningham & Walsh, Inc., Chicago, (advertising agency); Chairman and Director, Moduline Industries, Inc., (a manufacturer of commercial windows and curtain walls).	44	None

Gary A. Childress (69) Trustee	01/1997 to present	Private Investor. Formerly, Chairman and Director, Bellefonte Lime Company, Inc. (calcitic lime producer); and partner, GenLime, L.P.	44	None

Theodore J. Coburn (49) Trustee	06/2002 to present	President, Coburn Group; and Partner, Brown, Coburn & Co. Formerly, Senior Vice President, NASDAQ Stock Market.	44	None

W. Bryant Stooks (62) Trustee	01/1997 to present	President, Bryant Investments, Ltd.; President, Ocotillo at Price LLC, (real estate investments); Director, American Agritec LLC, (manufacturer of hydroponics products). Formerly, President, Senior Vice President, Director and Chief Executive Officer, Archirodon Group Inc., (international construction firm).	44	None

Gerald M. Thorne (65) Trustee	01/1997 to present	Director, VPI Inc. (plastics company); and American Orthodontics Corp. Formerly, Director, Kaytee, Inc., (birdseed company); President and Director, Firstar National Bank of Milwaukee; Chairman, President and Director, Firstar National Bank of Sheboygan; and Director, Bando-McGlocklin, (small business investment company); Director, Schrier Malt.	44	None

*	Mr. Treadway is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with ADAM of America L.P. and its affiliates.
**	Trustees serve until their successors are duly elected and qualified.

6.30.03  |  PIMCO Funds Annual Report    39

Trustees and Officers of PIMCO Funds: Multi-Manager Series (unaudited) (Cont.)

Executive Officers

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Newton B. Schott, Jr. (61) President, Chief Executive Officer and Secretary	01/1997 to present	Managing Director, Chief Administrative Officer, Secretary and General Counsel, PAD. Formerly, Executive Vice President, PAD.

Benno J. Fischer (61) Vice President	12/2002 to present	Managing Director, NFJ Investment Group.

E. Clifton Hoover (46) Vice President	12/2002 to present	Managing Director, NFJ Investment Group.

H. “Fox” Ling (45) Vice President	03/2003 to present	Portfolio Manager, ADAM of America L.P.

Henrik P. Larsen (33) Vice President	02/2000 to present	Vice President, Pacific Investment Management Company LLC PIMCO. Formerly, Manager, PIMCO.

J. Chris Najork (58) Vice President	12/2002 to present	Managing Director, NFJ Investment Group.

Jeffrey M. Partenheimer (43) Vice President	03/2003 to present	Managing Director, NFJ Investment Group.

Jeffrey M. Sargent (40) Vice President	02/1996 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

John K. Schneider (38) Vice President	12/2000 to present	Portfolio Manager and Managing Director, PIMCO Equity Advisors.

Garlin G. Flynn (57) Assistant Secretary	03/1995 to present	Specialist, PIMCO.

John P. Hardaway (46) Treasurer and Financial Accounting Officer	08/1995 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Erik C. Brown (35) Assistant Treasurer	02/2001 to present	Vice President, PIMCO. Formerly, Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.

***	The Officers of the Trust are re-appointed annually by the Board of Trustees.

40    PIMCO Funds Annual Report  |  6.30.03

PIMCO Funds: Access to the highest standard

Investment Advisor and Administrator	PIMCO Advisors Fund Management LLC, 888 San Clemente Newport Beach, CA 92660

Distributor	PIMCO Advisors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902-6896

Custodian	State Street Bank & Trust Company, 801 Pennsylvania, Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent	National Financial Data Services, 330 W. 9th Street, 4th Floor Kansas City, MO 64105

Independent Auditors	PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

Legal Counsel	Ropes & Gray, One International Place, Boston, MA 02110

For Account Information	For PIMCO Funds account information contact your financial advisor, or if you receive account statements directly from PIMCO Funds, you can also call 1-800-927-4648.

This is a copy of a report by PIMCO Funds to its shareholders. Distribution of this report to persons other than shareholders of the Trust is authorized only when accompanied by the Trust’s Prospectus. This report does not offer for sale or solicit orders to buy any securities.

15–21350–01

P    I    M    C    O

A D V I S O R S

PIMCO Advisors

Distributors LLC

2187 Atlantic Street

Stamford, CT 06902-6896

Annual Report

6. 30. 03

PIMCO NACM Stock Funds

Multi-Manager Series

Share Classes

Ins Institutional

Adm Administrative

GROWTH STOCK FUNDS

NACM Growth Fund

BLEND STOCK FUNDS

NACM Core Equity Fund

VALUE STOCK FUNDS

NACM Value Fund

NACM Flex-Cap Value Fund

GLOBAL STOCK FUNDS

NACM Global Fund

INTERNATIONAL STOCK FUNDS

NACM International Fund

NACM Pacific Rim Fund

This material is authorized for use only when preceded or accompanied by a current PIMCO Funds: Multi-Manager Series prospectus, which describes in greater detail the investment policies, management fees and other matters of interest to prospective investors. Please read the prospectus carefully before you invest or send money.

PIMCO

ADVISORS

2	PIMCO NACM Funds Annual Report I 6.30.03

Chairman’s Letter

Dear Shareholder:

Stock fund investors received a much-needed boost in recent months, as the equity markets experienced a robust rally—one that spanned a broad range of sectors, styles, market capitalizations and countries. Although geopolitical concerns had weighed on the markets in late 2002 and early 2003, these quickly dissipated in April with the formal end of the Iraq war. Continued monetary easing by the Federal Reserve and the passage of the Bush tax cut package added to the momentum, helping to rekindle investor interest in stocks.

While the S&P 500 Index posted a modest 0.25% gain during the past 12 months, it is significant to note that the Index rose more than 26% from its low on October 10, 2002 to June 30, 2003—the end of the fiscal year for the funds in this annual report. The international markets experienced similar trends, especially the emerging markets, which benefited from investors’ increased appetite for risk.

Even though stocks appear to be on a better footing, it is important to remember that markets never move straight up. Investors can—and should—expect bouts of volatility. That is why it remains essential to maintain a well-diversified portfolio. While it may be tempting to react hastily to changing market conditions, adhering to core stock and bond allocations is usually the best long-term strategy. As always, we encourage you to work with your financial advisor to develop an asset allocation plan that is tailored to your personal goals and risk tolerance.

If you have any questions about this report or your investment, please contact your financial advisor. You can also call PIMCO Advisors at 1-800-927-4648.

Once again, we thank you for the trust you have placed in us.

Sincerely,

Stephen Treadway

Chairman

July 31, 2003

6.30.03 I PIMCO NACM Funds Annual Report	3

A BLEND STOCK FUND

PIMCO NACM Core Equity Fund

•	PIMCO NACM Core Equity Fund seeks long-term capital appreciation by investing at least 80% of its assets in equity securities. The Fund emphasizes U.S. companies with large market capitalization.

•	PIMCO NACM Core Equity Fund Institutional Class Shares delivered a total return of 19.03% for the period beginning July 19, 2002 (the Fund’s inception) and ending on June 30, 2003. That compares to the 16.95% return of its benchmark, the S&P 500 Index, for the same time period.

•	The U.S. stock market endured a period of volatility heightened by concerns over war in Iraq and evidence of a weak global economy. Once the Iraq situation was resolved, U.S. equities staged a four-month rally through the period’s end.

•	In absolute terms, the Fund’s advance was driven largely by positive stock selection in the consumer services and utilities sectors. Overweight exposure to the consumer services area also boosted returns. However, the portfolio’s holdings in the consumer durables and transportation sectors registered substantial declines.

•	On a relative basis, holdings in the consumer services and utilities sectors proved most beneficial. Meanwhile, stock selection in technology and financial services companies hampered returns relative to the benchmark.

•	Best-performing stocks for the period included Citigroup, a financial services giant that gained on an improving credit picture, its diversity of revenue streams, and its leverage to an improving economy and capital markets; Fox Entertainment Group, a media company benefiting from strong programming and an improving environment for advertising spending; and Amazon.com, which has survived the shakeout of Internet-related companies and appears poised for long-term profitability.

CUMULATIVE TOTAL RETURN  For periods ended 6/30/03

	1 year	5 year	10 year	Inception (07/19/02)
PIMCO NACM Core Equity Institutional Class	—	—	—	19.03%

PIMCO NACM Core Equity Administrative Class	—	—	—	18.72%

S&P 500 Index	—	—	—	16.95%

Lipper Large-Cap Core Fund Avg.	—	—	—	—

CHANGE IN VALUE  For periods ended 6/30/03

Past performance is no guarantee of future results.

4	PIMCO NACM Funds Annual Report I 6.30.03

A VALUE STOCK FUND

PIMCO NACM Flex-Cap Value Fund

•	PIMCO NACM Flex-Cap Value Fund seeks long-term capital appreciation by investing primarily in common stock of U.S. companies that, in the opinion of the portfolio manager, are underrated in the marketplace based on a number of valuation factors.

•	PIMCO NACM Flex-Cap Value Institutional Class Shares delivered a total return of 26.53% for the period beginning July 19, 2002 (the Fund’s inception) and ending on June 30, 2003. That compares to the 16.11% return of its benchmark, the Russell 3000 Value Index, for the same time period.

•	The U.S. stock market endured a period of volatility heightened by concerns over war in Iraq and evidence of a weak global economy. Once the Iraq situation was resolved, the market staged a four-month rally through the period’s end.

•	Both absolute and relative returns were driven by positive stock selection in the commercial/industrial services and insurance services sectors. On the negative side, holdings in transportation and consumer durables stocks declined significantly, although a substantial underweight in the latter area helped mitigate the damage.

•	On a relative basis, stock selection in utilities and healthcare shares proved disappointing.

•	Best-performing stocks for the period included financial giants Citigroup and Bank of America. Citigroup gained on an improving credit picture, its diversity of revenue streams, and its leverage to an improving economy and capital markets. Bank of America benefited from the improving credit quality of its commercial clients, near-record volume in new mortgage and mortgage refinancing activity, and positive effects from the flattening of the yield curve.

CUMULATIVE TOTAL RETURN  For periods ended 6/30/03

	1 year	5 year	10 year	Inception (07/19/02)
PIMCO NACM Flex-Cap Value Institutional Class	—	—	—	26.53%

PIMCO NACM Flex-Cap Value Administrative Class	—	—	—	26.21%

Russell 3000 Value Index	—	—	—	16.11%

Lipper Multi-Cap Core Fund Avg.	—	—	—	—

CHANGE IN VALUE  For periods ended 6/30/03

Past performance is no guarantee of future results.

6.30.03 I PIMCO NACM Funds Annual Report	5

A GLOBAL STOCK FUND

PIMCO NACM Global Fund

•	PIMCO NACM Global Fund seeks maximum long-term capital appreciation by investing primarily in equity securities of companies that the portfolio manager believes are leaders in their respective industries.

•	PIMCO NACM Global Fund Institutional Class Shares delivered a return of 17.96% for the period beginning on July 19, 2002 (the Fund’s inception) and ending on June 30, 2003. That compares to the 10.23% return of its benchmark, the MSCI All-Country World Index Free, for the same time period.

•	The global stock markets endured a period of volatility heightened by concerns over war in Iraq, fears surrounding the SARS epidemic, and evidence of a weak global economy. Once the Iraq and SARS situations were resolved, most major equity markets staged a rally during the latter part of the period.

•	Both absolute and relative returns were driven by positive stock selection in the commercial/industrial services and healthcare sectors. On the negative side, holdings in insurance services and financial services stocks declined.

•	On a relative basis, stock selection and underweight positions in utilities and financial services shares proved disappointing.

•	By country, investments in U.S., Dutch and Israeli stocks proved beneficial in both absolute and relative terms. An underweight in U.K. stocks held the portfolio back from further gains.

•	Best-performing stocks for the period included Amdocs, UBS AG and Veritas Software. Amdocs, a provider of high-end billing and customer care solutions, recently signed a number of outsourcing contracts with large customers such as Bell Canada, SBC Communications, and Verizon Communications. UBS, the giant Swiss bank, benefited from increased merger and acquisition activity and a market recovery that helped boost its trust division’s assets under management. Veritas, a developer of network security software applications, beat earnings estimates by a wide margin.

CUMULATIVE TOTAL RETURN  For periods ended 6/30/03

	1 year	5 year	10 year	Inception (07/19/02)
PIMCO NACM Global Institutional Class	—	—	—	17.96%

PIMCO NACM Global Administrative Class	—	—	—	17.74%

MSCI All-Country World Free Index	—	—	—	7.86%

Lipper Global Fund Avg.	—	—	—	—

CHANGE IN VALUE  For periods ended 6/30/03

Past performance is no guarantee of future results.

6	PIMCO NACM Funds Annual Report I 6.30.03

A GROWTH STOCK FUND

PIMCO NACM Growth Fund

•	PIMCO NACM Growth Fund seeks long-term capital appreciation by investing at least 65% of its assets in equity securities of U.S. companies with large market capitalization.

•	PIMCO NACM Growth Fund Institutional Class Shares delivered a return of 12.50% for the period beginning July 19, 2002 (the Fund’s inception) and ending on June 30, 2003. That compares to the 18.23% return of its benchmark, the Russell 1000 Growth Index, for the same time period.

•	The U.S. stock market endured a period of volatility heightened by concerns over war in Iraq and evidence of a weak global economy. Once the Iraq situation were resolved, the market staged a four-month rally through the period’s end.

•	In absolute terms, the Fund’s gains were driven primarily by positive stock selection in the healthcare and utilities sectors. Underweight holdings in the producers/manufacturing and insurance services areas, both of which declined, also helped the Fund finish the quarter in positive territory.

•	On a relative basis, holdings in the healthcare sector were the most beneficial, while stock selection in technology, consumer services, and commercial/industrial services companies proved disappointing.

•	Best-performing stocks for the period included Clear Channel Communications, a media company benefiting from an improved environment for advertising spending; and biotechnology companies Amgen, Forest Laboratories, and Gilead Sciences, which advanced on positive news flow and the industry’s rebound from an oversold position. Clear Channel Communications and Forest Laboratories have been sold from the Fund.

CUMULATIVE TOTAL RETURN  For periods ended 6/30/03

	1 year	5 year	10 year	Inception (07/19/02)
PIMCO NACM Growth Institutional Class	—	—	—	12.50%

PIMCO NACM Growth Administrative Class	—	—	—	12.30%

Russell 1000 Growth Index	—	—	—	18.23%

Lipper Multi-Cap Growth Fund Avg.	—	—	—	—

CHANGE IN VALUE  For periods ended 6/30/03

Past performance is no guarantee of future results.

6.30.03 I PIMCO NACM Funds Annual Report	7

AN INTERNATIONAL STOCK FUND

PIMCO NACM International Fund

•	PIMCO NACM International Fund seeks to maximize long-term capital appreciation by investing primarily in a diversified portfolio of large capitalized equity securities located in at least three countries outside of the United States.

•	PIMCO NACM International Fund Institutional Class Shares delivered a return of 4.86% for the period beginning July 19, 2002 (the Fund’s inception) and ending on June 30, 2003. That compares to the –1.14% return of its benchmark, the MSCI EAFE Growth Index, for the same time period.

•	The international stock markets endured a period of volatility heightened by concerns over war in Iraq, fears surrounding the SARS epidemic, and evidence of a weak economy in Europe and Japan. Once the Iraq and SARS situations were resolved, most major worldwide equity markets staged a rally during the latter part of the period.

•	On a sector basis, both absolute and relative returns were supported by holdings in energy, retail trade, and healthcare stocks. Meanwhile, consumer durables stocks in the portfolio registered significant declines. Stock selection in the financial services and transportation sectors proved negative for performance relative to the benchmark.

•	By country, stock selection in Canadian and German stocks supported relative performance. Holdings in Australia, South Korea and the Netherlands proved most disappointing on a relative basis, while the Indonesian and Mexican stocks in the portfolio suffered the greatest declines.

•	Best-performing stocks for the period included Teva Pharmaceutical, Credit Suisse Group and Vodafone. Teva Pharmaceutical, an Israeli-based generic drug manufacturer, benefited from a strong product pipeline. Credit Suisse Group, a Swiss diversified financial services company, bounced back 37% from an oversold condition and an improvement in the overall industry environment. Vodafone, a U.K.-based provider of wireless communications services, is experiencing double-digit growth in subscribers and revenues, increasing traffic in camera phones, and holds the No. 1 or No. 2 positions in every market in which it operates.

CUMULATIVE TOTAL RETURN  For periods ended 6/30/03

	1 year	5 year	10 year	Inception (07/19/02)
PIMCO NACM International Institutional Class	—	—	—	4.86%

PIMCO NACM International Administrative Class	—	—	—	4.55%

MSCI EAFE Growth Index	—	—	—	–1.14%

Lipper International Fund Avg.	—	—	—	—

CHANGE IN VALUE  For periods ended 6/30/03

Past performance is no guarantee of future results.

8	PIMCO NACM Funds Annual Report I 6.30.03

AN INTERNATIONAL STOCK FUND

PIMCO NACM Pacific Rim Fund

•	PIMCO NACM Pacific Rim Fund seeks long-term growth of capital by investing at least 80% of its assets in the equity securities of companies that are tied economically to countries within the Pacific Rim.

•	PIMCO NACM Pacific Rim Fund Institutional Class Shares delivered a total return of –13.17% for the one-year period ended June 30, 2003. That compares to the –9.27% return of its benchmark, the MSCI Pacific Index.

•	The Pacific Rim’s stock markets endured a period of volatility heightened by concerns over war in Iraq, fears surrounding the SARS epidemic, and evidence of a weak global economy. Once the Iraq and SARS situations were resolved, most equity markets in the region staged a rally during the latter part of the period.

•	On a sector basis, both absolute and relative returns were supported by positive stock selection in the consumer non-durables and utilities sectors. However, a significantly underweight position in utilities stocks limited the overall impact on portfolio returns. On the downside, holdings in the consumer services, financial services, and healthcare areas declined significantly.

•	By country, holdings in the Philippines and Thailand boosted absolute returns. However, holdings in Australia and Taiwan, as well as an underweight in New Zealand’s surging market, lowered returns.

•	Best-performing stocks for the period included Hyundai Department Store, Philippine Long Distance Telephone Company and Thai Union Frozen Products. Hyundai Department Store, a South Korean department store retailer, gained after posting solid same-store year-over-year growth figures as a result of improved operations in its department stores in the Seoul metropolitan area. Philippine Long Distance Telephone Company, a supplier of domestic and international telecommunications services, benefited from continuing stronger-than-expected results at its Smart subsidiary, as well as the removal of provisions for its Piltel subsidiary and lower compensation expenses. Thai Union Frozen Products, which supplied tuna products to the U.S. military during the Iraq war, is benefiting from accelerating consumption of frozen seafood.

CUMULATIVE TOTAL RETURN  For periods ended 6/30/03

	1 year	5 year	Inception (12/31/97)
PIMCO NACM Pacific Rim Institutional Class	–13.17%	11.91%	5.75%

MSCI Pacific Index	–9.27%	–1.51%	—

Lipper Pacific Region Fund Avg.	–9.83%	1.20%	—

CHANGE IN VALUE  For periods ended 6/30/03

Past performance is no guarantee of future results.

6.30.03 I PIMCO NACM Funds Annual Report	9

A VALUE STOCK FUND

PIMCO NACM Value Fund

•	PIMCO NACM Value Fund seeks long-term capital appreciation by investing primarily in equity securities of large U.S. companies that, in the opinion of the portfolio managers, are undervalued in the marketplace based on a number of valuation factors.

•	PIMCO NACM Value Fund Class Institutional Class Shares delivered a total return of 22.04% for the period beginning July 19, 2002 (the Fund’s inception) and ending on June 30, 2003. That compares to the 16.19% return of its benchmark, the Russell 1000 Value Index, for the same time period.

•	The U.S. stock market endured a period of volatility heightened by concerns over war in Iraq and evidence of a weak global economy. Once the Iraq situation was resolved, U.S. equities staged a four-month rally through the period’s end.

•	Both absolute and relative returns were driven by positive stock selection in the utilities and consumer services sectors. Substantially underweight exposure to consumer durables stocks, which declined both in the benchmark and in the portfolio, also helped the Fund’s relative performance. On the negative side, holdings in retail trade and transportation stocks declined.

•	On a relative basis, stock selection in technology and financial services shares proved disappointing.

•	The list of best-performing stocks for the period included Citigroup, a financial services giant that gained on an improving credit picture, its diversity of revenue streams, and its leverage to an improving economy and capital markets; Fox Entertainment Group, a media company benefiting from strong programming and an improving environment for advertising spending; and McDonald’s Corp., which rebounded from oversold levels amid favorable exchange rates and the success of its “Finding Nemo” tie-ins.

CUMULATIVE TOTAL RETURN  For periods ended 6/30/03

	1 year	5 year	10 year	Inception (07/19/02)
PIMCO NACM Value Institutional Class	—	—	—	22.04%

PIMCO NACM Value Administrative Class	—	—	—	21.72%

Russell 1000 Value Index	—	—	—	16.19%

Lipper Large-Cap Value Fund Avg.	—	—	—	—

CHANGE IN VALUE  For periods ended 6/30/03

Past performance is no guarantee of future results.

10	PIMCO NACM Funds Annual Report I 6.30.03

Footnotes

Past performance is no guarantee of future results. Investment return will fluctuate and the value of an investor’s shares will fluctuate and may be worth more or less than original cost when redeemed. The average annual total return measures performance assuming that all dividend and capital gain distributions were reinvested. Returns shown do not reflect the deduction of taxes that a shareholder would pay (i) on fund distributions or (ii) the redemption of fund shares. All share classes have the same portfolio but different expenses. The Growth of $5,000,000 represents a change in value of each Fund’s shares for month-end periods and does not take into account sales charges or expenses or the effect of taxes. Lipper, Inc. calculates the Lipper Averages. It is the total return performance average of funds that are tracked by Lipper that have the same Fund Classification. Lipper does not take into account sales charges. Returns are for the actual share class unless otherwise indicated. The Funds may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to the following: derivative risk, small company risk, foreign security risk, high yield security risk and specific sector investment risks. A fund investing in derivatives could lose more than the principal amount invested and is subject to the risk of the issuer’s ability to meet payments on obligations. Investing in foreign securities may entail risk due to foreign economic and political developments and this risk may be enhanced when investing in emerging markets. An investment in high-yield securities generally involves greater risk to principal than an investment in higher-rated securities. Investing in smaller companies may entail greater risk than larger companies, including higher volatility. Concentrating on investments in individual sectors may add additional risk and additional volatility compared to a diversified equity fund. This material is authorized for use only when preceded or accompanied by the current PIMCO Funds, Multi-Manager Series prospectus, which describes in greater detail the investment policies, management fees and other matters of interest to prospective investors. Please read the prospectus carefully before you invest or send money.

PIMCO Advisors Distributors LLC,

2187 Atlantic Street, Stamford, CT, 06902,

www.pimcoadvisors.com, 1-888-87-PIMCO.

Not FDIC Insured | May Lose Value | No Bank Guarantee

6.30.03 I PIMCO NACM Funds Annual Report	11

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income from Investment Operations

NACM Core Equity Fund
Institutional Class
07/19/2002 - 06/30/2003	$10.00	$0.10	(a)	$1.80	(a)	$1.90

Administrative Class
07/19/2002 - 06/30/2003	$10.00	$0.07	(a)	$1.79	(a)	$1.86

NACM Flex-Cap Value Fund
Institutional Class
07/19/2002 - 06/30/2003	$10.00	$0.11	(a)	$2.52	(a)	$2.63

Administrative Class
07/19/2002 - 06/30/2003	$10.00	$0.08	(a)	$2.52	(a)	$2.60

NACM Global Fund
Institutional Class
07/19/2002 - 06/30/2003	$10.00	$(0.01	)(a)	$1.80	(a)	$1.79

Administrative Class
07/19/2002 - 06/30/2003	$10.00	$(0.03	)(a)	$1.80	(a)	$1.77

NACM Growth Fund
Institutional Class
07/19/2002 - 06/30/2003	$10.00	$0.00	(a)	$1.25	(a)	$1.25

Administrative Class
07/19/2002 - 06/30/2003	$10.00	$(0.02	)(a)	$1.25	(a)	$1.23

NACM International Fund
Institutional Class
07/19/2002 - 06/30/2003	$10.00	$0.11	(a)	$0.36	(a)	$0.47

Administrative Class
07/19/2002 - 06/30/2003	$10.00	$0.09	(a)	$0.35	(a)	$0.44

NACM Pacific Rim Fund
Institutional Class
06/30/2003	$7.30	$0.04	(a)	$(1.03	)(a)	$(0.99)

04/01/2002 - 06/30/2002	7.22	0.00	(l)	0.08		0.08

03/31/2002	6.93	0.05	(l)	0.24		0.29

03/31/2001	25.45	(0.08	)(l)	(7.10)		(7.18)

03/31/2000	12.33	(0.11	)(l)	16.15		16.04

03/31/1999	12.66	(0.07	)(l)	(0.26)		(0.33)

NACM Value Fund
Institutional Class
07/19/2002 - 06/30/2003	$10.00	$0.16	(a)	$2.03	(a)	$2.19

Administrative Class
07/19/2002 - 06/30/2003	$10.00	$0.13	(a)	$2.03	(a)	$2.16

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 4.37%.
(c)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 4.61%.
(d)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 8.00%.
(e)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 8.24%.
(f)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 3.20%.
(g)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 3.57%.
(h)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 8.20%.
(i)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 6.25%.
(j)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 14.68%.
(l)	Prior to April 1, 1999, net investment income per share was calculated by taking the difference in undistributed net investment income per share at the beginning and end of period, adjusted for per share distributions. Beginning April 1, 1999, net investment income per share is calculated by dividing net investment income for the period by the average shares outstanding during the period.

12	PIMCO Funds Annual Report I 6.30.03 I See accompanying notes

Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.06)	$(0.05)	$(0.11)	$11.79	19.03%	$2,320	0.82	%*(b)(w)	0.97	%*	127%

$(0.04)	$(0.05)	$(0.09)	$11.77	18.72%	$12	1.07	%*(c)(x)	0.72	%*	127%

$(0.05)	$(0.17)	$(0.22)	$12.41	26.53%	$1,202	0.96	%*(d)(y)	1.01	%*	173%

$(0.04)	$(0.17)	$(0.21)	$12.39	26.21%	$13	1.21	%*(e)(z)	0.76	%*	173%

$(0.05)	$0.00	$(0.05)	$11.74	17.96%	$1,121	1.10	%*(m)	(0.08	)%*	260%

$(0.04)	$0.00	$(0.04)	$11.73	17.74%	$12	1.35	%*(n)	(0.33	)%*	260%

$0.00	$0.00	$0.00	$11.25	12.50%	$1,070	0.80	%*(o)	0.02	%*	167%

$0.00	$0.00	$0.00	$11.23	12.30%	$11	1.05	%*(p)	(0.22	)%*	167%

$(0.17)	$0.00	$(0.17)	$10.30	4.86%	$3,009	1.20	%*(q)	1.19	%*	157%

$(0.16)	$0.00	$(0.16)	$10.28	4.55%	$10	1.45	%*(r)	0.94	%*	157%

$0.00	$0.00	$0.00	$6.31	(13.05)%	$5,592	1.46	%(s)(t)	0.63%		264%

0.00	0.00	0.00	7.30	1.11	11,575	1.44	*(f)	0.00	*	66

0.00	0.00	0.00	7.22	4.18	11,429	1.45	(g)	0.70		390

0.00	(11.34)	(11.34)	6.93	(36.44)	2,026	1.78	(h)	(0.60)		1180

0.00	(2.92)	(2.92)	25.45	136.92	3,821	1.62	(i)	(0.55)		424

0.00	0.00	0.00	12.33	(2.69)	1,099	1.57	(j)	(0.67)		450

$(0.08)	$(0.09)	$(0.17)	$12.02	22.04%	$1,160	0.80	%*(u)	1.50	%*	84%

$(0.07)	$(0.09)	$(0.16)	$12.00	21.72%	$12	1.05	%*(v)	1.25	%*	84%

(m)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 8.44%.
(n)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 8.66%.
(o)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 7.27%.
(p)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 7.51%.
(q)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 3.62%.
(r)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 3.37%.
(s)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.80%.
(t)	Ratio of expenses to average net assets excluding tax, interest and non-recurring expenses is 1.40%.
(u)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 6.37%.
(v)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 6.62%.
(w)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 0.80%.
(x)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.05%.
(y)	Ratio of expenses to average net assets excluding trustees’ expense is 0.95%.
(z)	Ratio of expenses to average net assets excluding trustees’ expense is 1.20%.

See accompanying notes I 6.30.03 I PIMCO Funds Annual Report	13

Statements of Assets and Liabilities

June 30, 2003

Amounts in thousands, except per share amounts	NACM Core Equity Fund	NACM Flex-Cap Value Fund	NACM Global Fund	NACM Growth Fund	NACM International Fund	NACM Pacific Rim Fund	NACM Value Fund

Assets:
Investments, at value	$2,622	$1,394	$1,339	$1,452	$3,872	$5,981	$1,648

Cash	0	0	0	1	1	0	0

Foreign currency, at value	0	0	0	0	3	64	0

Receivable for investments sold	95	1	1	0	4	0	33

Receivable for Fund shares sold	32	0	9	0	12	22	50

Interest and dividends receivable	2	1	1	1	9	10	2

Manager reimbursement receivable	84	84	84	84	84	0	84

Other assets	0	0	0	0	0	7	0

	2,835	1,480	1,434	1,538	3,985	6,084	1,817

Liabilities:
Payable for investments purchased	$59	$10	$20	$39	$6	$76	$34

Payable for organization costs	48	48	48	48	48	0	48

Due to Custodian	0	0	8	0	0	0	0

Accrued investment advisory fee	1	1	1	0	2	4	1

Accrued administration fee	1	0	0	0	2	3	0

Accrued distribution fee	0	0	0	0	1	0	0

Other liabilities	0	0	0	0	1	4	0

	109	59	77	87	60	87	83

Net Assets	$2,726	$1,421	$1,357	$1,451	$3,925	$5,997	$1,734

Net Assets Consist of:
Paid in capital	$2,349	$1,169	$1,173	$1,315	$3,782	$8,981	$1,522

Undistributed net investment income	47	49	27	0	1	0	49

Accumulated undistributed net realized (loss)	(6)	(3)	(2)	(1)	(218)	(3,445)	(2)

Net unrealized appreciation	336	206	159	137	360	461	165

	$2,726	$1,421	$1,357	$1,451	$3,925	$5,997	$1,734

Net Assets:
Institutional Class	$2,320	$1,202	$1,121	$1,070	$3,009	$5,597	$1,160

Administrative Class	12	13	12	11	10	0	12

Other Classes	394	206	224	370	906	400	562

Shares Issued and Outstanding:
Institutional Class	197	97	95	95	292	887	96

Administrative Class	1	1	1	1	1	0	1

Net Asset Value and Redemption Price Per Share
(Net Assets Per Share Outstanding)
Institutional Class	$11.79	$12.41	$11.74	$11.25	$10.30	$6.31	$12.02

Administrative Class	11.77	12.39	11.73	11.23	10.28	0.00	12.00

Cost of Investments Owned	$2,286	$1,188	$1,180	$1,315	$3,512	$5,517	$1,483

Cost of Foreign Currency Held	$0	$0	$0	$0	$3	$64	$0

14	PIMCO Funds Annual Report I 6.30.03 I See accompanying notes

Statements of Operations

For the year or period ended June 30, 2003

Amounts in thousands	NACM Core Equity Fund	NACM Flex-Cap Value Fund	NACM Global Fund	NACM Growth Fund	NACM International Fund	NACM Pacific Rim Fund	NACM Value Fund

Investment Income:
Interest	$1	$1	$1	$1	$4	$4	$1

Dividends, net of foreign taxes	37	21	10	8	66	166	25

Miscellaneous Income	0	0	0	0	0	1	0

Total Income	38	22	11	9	70	171	26

Expenses:
Investment advisory fees	11	8	7	5	20	74	6

Administration fees	7	4	4	3	15	39	4

Transfer agent fees	0	0	0	0	0	1	0

Distribution and/or servicing fees – Other Classes	0	0	0	1	1	0	0

Audit fees	0	0	0	0	0	7	0

Custodian fees	0	0	0	0	0	21	0

Organization costs	84	84	84	84	84	0	84

Interest expense	0	0	0	0	0	1	0

Tax expense	0	0	0	0	0	2	0

Miscellaneous expense	0	0	0	0	0	2	0

Total Expenses	102	96	95	93	120	147	94

Reimbursement by Manager	(84)	(84)	(84)	(84)	(84)	(28)	(84)

Net Expenses	18	12	11	9	36	119	10

Net Investment Income	20	10	0	0	34	52	16

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	43	59	25	(1)	(287)	(1,980)	48

Net realized gain (loss) on options	0	0	0	0	(1)	0	0

Net realized gain on foreign currency transactions	0	0	5	0	87	412	0

Net change in unrealized appreciation (depreciation) on investments	336	206	159	137	360	(318)	165

Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	0	0	2	0

Net Gain (Loss)	379	265	189	136	159	(1,884)	213

Net Increase (Decrease) in Assets Resulting from Operations	$399	$275	$189	$136	$193	$(1,832)	$229

See accompanying notes I 6.30.03 I PIMCO Funds Annual Report	15

Statements of Changes in Net Assets

Amounts in thousands	NACM Core Equity Fund	NACM Flex-Cap Value Fund	NACM Global Fund	NACM Growth Fund	NACM International Fund	NACM Pacific Rim Fund			NACM Value Fund

	Period from July 19, 2002 to June 30, 2003	Period from July 19, 2002 to June 30, 2003	Period from July 19, 2002 to June 30, 2003	Period from July 19, 2002 to June 30, 2003	Period from July 19, 2002 to June 30, 2003	Year Ended June 30, 2003	Period from April 01, 2002 to June 30, 2002	Year Ended March 31, 2002	Period from July 19, 2002 to June 30, 2003

Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$20	$10	$0	$0	$34	$52	$0	$71	$16

Net realized gain (loss)	43	59	30	(1)	(201)	(1,568)	560	(1,826)	48

Net change in unrealized appreciation (depreciation)	336	206	159	137	360	(316)	(423)	1,290	165

Net increase (decrease) resulting from operations	399	275	189	136	193	(1,832)	137	(465)	229

Distributions to Shareholders:
From net investment income
Institutional Class	(11)	(5)	(5)	0	(49)	(68)	0	0	(8)

Administrative Class	0	0	0	0	0	0	0	0	0

Other Classes	0	0	0	0	(1)	0	0	0	0

From net realized capital gains
Institutional Class	(10)	(16)	0	0	0	0	0	0	(9)

Administrative Class	0	0	0	0	0	0	0	0	0

Other Classes	0	(3)	0	0	0	0	0	0	0

Total Distributions	(21)	(24)	(5)	0	(50)	(68)	0	0	(17)

Fund Share Transactions:
Receipts for shares sold
Institutional Class	1,951	950	949	949	2,870	5,007	432	10,805	950

Administrative Class	10	10	10	10	10	0	0	0	10

Other Classes	435	324	224	405	1,384	2,487	0	0	619

Issued as reinvestment of distributions
Institutional Class	20	21	5	0	49	68	0	0	16

Administrative Class	0	0	0	0	0	0	0	0	0

Other Classes	0	2	0	0	1	0	0	0	1

Cost of shares redeemed
Institutional Class	0	0	0	0	0	(9,106)	(423)	(937)	0

Administrative Class	0	0	0	0	0	0	0	0	0

Other Classes	(68)	(137)	(15)	(49)	(532)	(2,134)	0	0	(74)

Net increase (decrease) resulting from Fund share transactions	2,348	1,170	1,173	1,315	3,782	(3,678)	9	9,868	1,522

Total Increase (Decrease) in Net Assets	2,726	1,421	1,357	1,451	3,925	(5,578)	146	9,403	1,734

Net Assets:
Beginning of period	0	0	0	0	0	11,575	11,429	2,026	0

End of period*	$2,726	$1,421	$1,357	$1,451	$3,925	$5,997	$11,575	$11,429	$1,734

*Including undistributed net investment income of:	$47	$49	$27	$0	$1	$0	$86	$82	$49

16	PIMCO Funds Annual Report I 6.30.03 I See accompanying notes

Schedule of Investments

NACM Core Equity Fund

June 30, 2003

	Shares	Value (000s)

COMMON STOCKS 95.8%
Aerospace 0.6%
Raytheon Co.	500	$16

Capital Goods 5.9%
3M Co.	300	39
General Electric Co.	1,900	54
ITT Industries, Inc.	200	13
Textron, Inc.	500	20
Tyco International Ltd.	1,400	27
Weatherford International, Inc. (a)	200	8

		161

Communications 6.1%
AT&T Corp.	700	13
Avaya, Inc. (a)	1,100	7
BellSouth Corp.	1,200	32
Citizens Communications Co. (a)	800	10
Echostar Communications Corp. ‘A’ (a)	400	14
Nextel Communications, Inc. (a)	1,000	18
SBC Communications, Inc.	1,500	38
Verizon Communications, Inc.	900	35

		167

Consumer Discretionary 7.0%
Amazon.com, Inc. (a)	300	11
Dollar General Corp.	600	11
Federated Department Stores, Inc.	700	26
Fox Entertainment Group, Inc. (a)	1,000	29
Mattel, Inc.	600	11
Pitney Bowes, Inc.	500	19
Rite Aid Corp. (a)	900	4
Staples, Inc. (a)	600	11
The Home Depot, Inc.	500	17
TJX Cos., Inc.	1,100	21
W.W. Grainger, Inc.	300	14
Wal-Mart Stores, Inc.	300	16

		190

Consumer Services 5.0%
Comcast Corp. (a)	500	15
GTECH Holdings Corp.	200	8
Knight-Ridder, Inc.	300	21
McDonald’s Corp.	1,100	24
Tribune Co.	200	10
Viacom, Inc. (a)	700	31
Walt Disney Co.	1,400	28

		137

Consumer Staples 5.8%
Altria Group, Inc.	300	14
Anheuser-Busch Cos., Inc.	200	10
Fortune Brands, Inc.	300	16
Kimberly-Clark Corp.	300	16
Kraft Foods, Inc.	200	7
PepsiCo, Inc.	1,100	49
Procter & Gamble Co.	500	45

		157

Energy 6.2%
Apache Corp.	315	20
ChevronTexaco Corp.	400	29
ConocoPhillips	600	33
Exxon Mobil Corp.	2,100	75
Kerr-McGee Corp.	300	13

		170

Financial & Business Services 24.9%
AFLAC, Inc.	400	12
Allstate Corp.	1,100	39
Ambac Financial Group, Inc.	200	13
American Express Co.	1,000	42
American International Group, Inc.	900	50
Bank of America Corp.	600	47
Bank of New York Co., Inc.	600	17
Cincinnati Financial Corp.	400	15
Citigroup, Inc.	2,400	103
Dow Jones & Co., Inc.	400	$17
Fannie Mae	100	7
FleetBoston Financial Corp.	1,400	42
J.P. Morgan Chase & Co.	300	10
John Hancock Financial Services, Inc.	500	15
Key Corp.	300	8
MBNA Corp.	700	15
Morgan Stanley Dean Witter & Co.	1,000	43
North Fork Bancorp., Inc.	500	17
PNC Bank Corp.	400	20
Progressive Corp.	200	15
The Goldman Sachs Group, Inc.	100	8
Travelers Property Casualty Corp.	1,247	20
U.S. Bancorp.	300	7
Wachovia Corp.	1,300	52
Washington Mutual, Inc.	500	21
Wells Fargo & Co.	500	25

		680

Healthcare 11.8%
Abbott Laboratories	900	39
Alcon, Inc.	200	9
Amgen, Inc. (a)	400	27
Becton Dickinson & Co.	300	12
Boston Scientific Corp. (a)	200	12
Forest Laboratories, Inc. (a)	200	11
Jefferson-Pilot Corp.	400	17
Johnson & Johnson	500	26
Merck & Co., Inc.	500	30
Pfizer, Inc.	1,900	65
Teva Pharmaceutical Industries Ltd. SP - ADR	300	17
UnitedHealth Group, Inc.	300	15
WellPoint Health Networks, Inc. (a)	300	25
Wyeth	400	18

		323

Materials & Processing 2.2%
Alcoa, Inc.	800	20
International Paper Co.	300	11
Pactiv Corp. (a)	500	10
Praxair, Inc.	300	18

		59

Technology 16.6%
Amdocs Ltd. (a)	500	12
American Power Conversion Corp.	100	2
Amkor Technology, Inc. (a)	200	3
Cisco Systems, Inc. (a)	1,900	32
Citrix Systems, Inc. (a)	500	10
Computer Sciences Corp. (a)	400	15
Comverse Technology, Inc. (a)	600	9
Corning, Inc. (a)	1,300	10
Dell Computer Corp. (a)	500	16
EMC Corp. (a)	1,500	16
Garmin Ltd. (a)	300	12
Hewlett-Packard Co.	700	15
Honeywell International, Inc.	1,200	32
IBM Corp.	600	49
Integrated Device Technology, Inc. (a)	400	4
Intel Corp.	1,900	39
InterActive Corp. (a)	400	16
JDS Uniphase Corp. (a)	2,200	8
Lucent Technologies, Inc. (a)	5,400	11
Microsoft Corp.	2,900	74
NVIDIA Corp. (a)	300	7
Oracle Corp. (a)	1,700	20
Sanmina-SCI Corp. (a)	1,700	11
VERITAS Software Corp. (a)	500	14
Yahoo, Inc. (a)	500	16

		453

Transportation 0.5%
Delta Air Lines, Inc.	900	13

Utilities 3.2%
Dominion Resources, Inc.	300	$19
FPL Group, Inc.	200	13
PPL Corp.	400	17
Public Service Enterprise Group, Inc.	500	21
TXU Corp.	700	16

		86

Total Common Stocks (Cost $ 2,276)		2,612

SHORT-TERM INSTRUMENTS 0.4%
	Principal Amount (000s)

Repurchase Agreement 0.4%
State Street Bank
0.800% due 07/01/2003	$10	10
(Dated 06/30/2003. Collateralized by Fannie Mae 5.260% due 10/02/2003 valued at $10. Repurchase proceeds are $10.)

Total Short-Term Instruments (Cost $10)		10

Total Investments 96.2% (Cost $ 2,286)		$2,622
Other Assets and Liabilities (Net) 3.8%		104

Net Assets 100.0%		$2,726

Notes to Schedule of Investments:

(a) Non-income producing security.

See accompanying notes I 6.30.03 I PIMCO Funds Annual Report	17

Schedule of Investments

NACM Flex-Cap Value Fund

June 30, 2003

	Shares	Value (000s)

COMMON STOCKS 96.4%
Aerospace 0.9%
Raytheon Co.	400	$13

Capital Goods 4.2%
3M Co.	300	39
Weatherford International, Inc. (a)	500	21

		60

Communications 7.4%
AT&T Corp.	1,500	29
SBC Communications, Inc.	800	20
Sprint Corp. (PCS Group) (a)	3,500	20
UnitedGlobalCom, Inc. (a)	2,300	12
Verizon Communications, Inc.	600	24

		105

Consumer Discretionary 2.5%
Federated Department Stores, Inc.	600	22
W.W. Grainger, Inc.	300	14

		36

Consumer Services 6.1%
Comcast Corp. (a)	700	21
Lee Enterprises, Inc.	500	19
Viacom, Inc. (a)	600	26
Walt Disney Co.	1,000	20

		86

Consumer Staples 4.2%
Altria Group, Inc.	500	23
PepsiCo, Inc.	400	18
Procter & Gamble Co.	200	18

		59

Energy 7.5%
ChevronTexaco Corp.	300	22
Exxon Mobil Corp.	1,400	50
Kerr-McGee Corp.	400	18
Southern Union Co. (a)	1,000	17

		107

Financial & Business Services 32.9%
Allstate Corp.	400	14
Ambac Financial Group, Inc.	300	20
American Express Co.	500	21
American Financial Realty Trust	900	13
American Financial Trust (a)	500	6
American International Group, Inc.	400	22
AmeriCredit Corp. (a)	1,400	12
Anworth Mortgage Asset Corp.	700	11
Bank of America Corp.	600	47
Bank of New York Co., Inc.	600	17
Citigroup, Inc.	1,500	64
City National Corp.	400	18
Dow Jones & Co., Inc.	500	21
Kansas City Life Insurance Co.	400	17
Meadowbrook Insurance Group, Inc. (a)	5,400	17
Morgan Stanley Dean Witter & Co.	500	21
North Fork Bancorp., Inc.	500	17
Renaissance Holdings Ltd.	500	23
RLI Corp.	500	16
The Goldman Sachs Group, Inc.	200	17
Wachovia Corp.	700	28
Wells Fargo & Co.	500	25

		467

Healthcare 10.0%
Abbott Laboratories	500	22
Guilford Pharmaceuticals, Inc. (a)	3,700	17
Jefferson-Pilot Corp.	400	17
LifePoint Hospitals, Inc. (a)	600	13
Orchid Biosciences, Inc. (a)	10,200	12
Praecis Pharmaceuticals, Inc. (a)	4,700	23
SangStat Medical Corp. (a)	1,000	13
WellPoint Health Networks, Inc. (a)	300	25

		142

Materials & Processing 6.3%
Alcoa, Inc.	1,200	31
Dow Chemical Co.	400	12
OM Group, Inc.	1,900	28
Praxair, Inc.	300	18

		89

Technology 7.0%
Agilent Technologies, Inc. (a)	900	18
Amdocs Ltd. (a)	700	17
IBM Corp.	300	25
infoUSA Inc. (a)	900	7
Microsoft Corp.	700	18
NCR Corp. (a)	600	15

		100

Transportation 2.2%
Pacer International, Inc. (a)	900	17
SCS Transportation, Inc. (a)	1,200	15

		32

Utilities 5.2%
Dominion Resources, Inc.	400	26
Public Service Enterprise Group, Inc.	400	17
Sierra Pacific Resources (a)	1,000	6
TXU Corp.	1,100	25

		74

Total Common Stocks (Cost $ 1,164)		1,370

SHORT-TERM INSTRUMENTS 1.7%
	Principal Amount (000s)

Repurchase Agreement 1.7%
State Street Bank
0.800% due 07/01/2003	$24	24
(Dated 06/30/2003. Collateralized by Fannie Mae 4.000% due 02/15/2005 valued at $26. Repurchase proceeds are $24.)

Total Short-Term Instruments (Cost $ 24)		24

Total Investments 98.1% (Cost $1,188)		$1,394
Other Assets and Liabilities (Net) 1.9%		27

Net Assets 100.0%		$1,421

Notes to Schedule of Investments:

(a) Non-income producing security.

18	PIMCO Funds Annual Report I 6.30.03 I See accompanying notes

Schedule of Investments

NACM Global Fund

June 30, 2003

	Shares	Value (000s)

COMMON STOCKS 98.7%
Australia 0.7%
Australia & New Zealand Banking Group Ltd.	800	$10

Bermuda 1.0%
Tyco International Ltd.	750	14

Canada 2.2%
Cott Corp. (a)	400	8
EnCana Corp.	200	8
Nortel Networks Corp. (a)	5,100	14

		30

France 4.0%
Alcatel Telecommunications S.A.	1,100	10
Aventis S.A. (a)	200	11
Axa	500	8
BNP Paribas S.A.	100	5
Business Objects S.A. SP - ADR (a)	400	9
JC Decaux S.A. (a)	900	11

		54

Germany 2.4%
Bayerische Motoren Werke AG	200	8
Muenchener Rueckversicherungs - Gesellschaft AG	60	6
SAP AG	100	12
T-Online (a)	639	7

		33

Hungary 0.4%
OTP Bank Rt.	500	5

Israel 1.3%
Radware Ltd. (a)	700	12
Teva Pharmaceutical Industries Ltd. SP - ADR	100	6

		18

Japan 3.3%
Fanuc Ltd.	300	15
Mitsubishi Tokyo Financial Group, Inc.	3	14
Nikon Corp. (a)	1,000	8
Yokogawa Electric Corp. (a)	1,000	8

		45

Netherlands 0.7%
ING Group NV	600	10

South Korea 0.7%
Samsung Electronics Co., Ltd. (a)	30	9

Switzerland 2.7%
Roche Holdings AG - Genusschein	100	8
UBS AG	500	28

		36

Taiwan 2.7%
UBS AG Call Warrant (Nanya Technology Corp.) (a)(b)(d)	14,000	10
UBS AG Call Warrant (Taiwan Semiconductor Manufacturing Co., Ltd.) (a)(c)(d)	15,800	26

		36

United Kingdom 4.7%
British Sky Broadcasting Group PLC (a)	1,700	19
Burberry Group PLC (a)	2,100	9
GlaxoSmithKline PLC - ADR	100	4
HSBC Holdings PLC (a)	400	5
Man Group PLC	300	6
Royal Bank of Scotland Group PLC	500	14
Vodafone Group PLC	3,000	6

		63

United States 71.9%
Adobe Systems, Inc.	500	16
Affiliated Managers Group, Inc. (a)	300	18
Amazon.com, Inc. (a)	100	4
Amdocs Ltd. (a)	1,100	$26
American Express Co.	400	17
Amgen, Inc. (a)	200	13
AMR Corp. (a)	1,400	15
AOL Time Warner, Inc. (a)	1,300	21
Applied Materials, Inc. (a)	400	6
Ask Jeeves, Inc. (a)	1,100	15
Autoliv, Inc.	600	16
Avaya, Inc. (a)	400	3
Bear Stearns Co., Inc.	300	22
Biosite, Inc. (a)	200	10
BJ Services Co. (a)	300	11
Burlington Resources, Inc.	100	5
Cendant Corp. (a)	600	11
Chicago Bridge & Iron Company NV	600	14
Cisco Systems, Inc. (a)	800	13
Citigroup, Inc.	600	25
CNET Networks, Inc. (a)	1,400	9
ConocoPhillips	200	11
Crown Holdings, Inc. (a)	900	6
Dell Computer Corp. (a)	500	16
Digital Insight Corp. (a)	800	15
E*Trade Group, Inc. (a)	1,800	15
E.W. Scripps Co.	100	9
eBay, Inc. (a)	100	10
Echostar Communications Corp. ‘A’ (a)	400	14
EMCOR Group, Inc. (a)	200	10
Energizer Holdings, Inc. (a)	1,300	41
ENSCO International, Inc.	200	5
EOG Resources, Inc.	200	8
FedEx Corp.	200	12
Flextronics International Ltd. (a)	1,300	14
Fox Entertainment Group, Inc. (a)	500	14
Frontier Airlines, Inc. (a)	700	6
Garmin Ltd. (a)	100	4
Genentech, Inc. (a)	100	7
General Electric Co.	900	26
Gilead Sciences, Inc. (a)	200	11
GTECH Holdings Corp.	500	19
Halliburton Co.	800	18
Intel Corp.	600	12
InterActive Corp. (a)	300	12
InterDigital Communications Corp. (a)	200	5
iShares MSCI EAFE Trust	200	22
JDS Uniphase Corp. (a)	2,600	9
Liberty Media Corp. ‘A’ (a)	800	9
Lowe’s Cos., Inc.	200	9
Lucent Technologies, Inc. (a)	2,900	6
Medtronic, Inc.	200	10
Merck & Co., Inc.	200	12
MGM Grand, Inc. (a)	600	21
Micrel, Inc. (a)	1,000	10
Microsoft Corp.	500	13
Mid Atlantic Medical Services (a)	300	16
Monster Worldwide, Inc. (a)	500	10
NASDAQ 100 Index Tracking Stock (a)	500	15
Pfizer, Inc.	600	20
Praxair, Inc.	100	6
Quiksilver, Inc. (a)	900	15
SafeCo Corp.	200	7
Silicon Laboratories, Inc. (a)	400	11
Smith International, Inc. (a)	400	15
Stericycle, Inc. (a)	200	8
Supervalu, Inc.	500	10
VERITAS Software Corp. (a)	1,000	29
Viacom, Inc. (a)	400	17
Waste Management, Inc.	500	12
Weatherford International, Inc. (a)	100	4
Wells Fargo & Co.	200	10
Western Digital Corp. (a)	600	6
Williams Companies, Inc.	1,000	8
Xilinx, Inc. (a)	400	10
Yahoo, Inc. (a)	500	$16

		976

Total Common Stocks (Cost $1,180)		1,339

Total Investments 98.7% (Cost $1,180)		$1,339
Other Assets and Liabilities (Net) 1.3%		18

Net Assets 100.0%		$1,357

Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing security.

(b) The warrants entitle the Fund to purchase 1 share of Nanya Technology Corp. for every warrant held at $0.0001 until March 17, 2004.

(c) The warrants entitle the Fund to purchase 1 share of Taiwan Semiconductor Manufacturing Co., Ltd. for every warrant held at $0.0001 until January 13, 2004.

(d) Indicates a fair valued security which has not been valued utilizing an independent quote and which is valued pursuant to guidelines established by the Trustees. The aggregate value of fair valued securities is $36 which is 2.70% of net assets.

See accompanying notes I 6.30.03 I PIMCO Funds Annual Report	19

Schedule of Investments

NACM Growth Fund

June 30, 2003

	Shares	Value (000s)

COMMON STOCKS 93.7%
Capital Goods 5.0%
General Electric Co.	2,500	$72

Communications 2.6%
Avaya, Inc. (a)	2,500	16
Echostar Communications Corp. ‘A’ (a)	600	21

		37

Consumer Discretionary 11.0%
AdvancePCS (a)	800	31
Gap, Inc.	1,900	36
The Home Depot, Inc.	1,500	50
Wal-Mart Stores, Inc.	800	43

		160

Consumer Services 5.9%
Apollo Group, Inc. (a)	400	25
eBay, Inc. (a)	300	31
Univision Communications, Inc. ‘A’ (a)	1,000	30

		86

Consumer Staples 4.8%
Anheuser-Busch Cos., Inc.	500	25
Procter & Gamble Co.	500	45

		70

Energy 4.3%
Patterson-UTI Energy, Inc. (a)	1,200	39
Williams Companies, Inc.	2,900	23

		62

Financial & Business Services 8.3%
Bank of America Corp.	500	39
First Data Corp.	600	25
J.P. Morgan Chase & Co.	800	27
Omnicom Group, Inc.	400	29

		120

Healthcare 22.5%
Allergan, Inc.	400	31
Amgen, Inc. (a)	500	33
Anthem, Inc. (a)	400	31
Gilead Sciences, Inc. (a)	500	28
Johnson & Johnson	800	41
Medtronic, Inc.	600	29
Merck & Co., Inc.	700	42
Pfizer, Inc.	2,100	72
Watson Pharmaceuticals, Inc. (a)	500	20

		327

Technology 29.3%
Affiliated Computer Services, Inc. ‘A’ (a)	500	23
Agilent Technologies, Inc. (a)	1,400	27
Applied Materials, Inc. (a)	1,800	28
Broadcom Corp. ‘A’ (a)	1,200	30
Cisco Systems, Inc. (a)	2,800	46
Dell Computer Corp. (a)	900	29
EMC Corp. (a)	2,500	26
IBM Corp.	400	33
Intel Corp.	2,300	48
InterActive Corp. (a)	800	32
Microsoft Corp.	2,800	72
VERITAS Software Corp. (a)	1,100	31

		425

Total Common Stocks (Cost $1,222)		1,359

	Principal Amount (000s)	Value (000s)

SHORT-TERM INSTRUMENTS 6.4%
Repurchase Agreement 6.4%
State Street Bank
0.800% due 07/01/2003	$93	$93
(Dated 06/30/2003. Collateralized by Federal Home Loan Bank 3.625% due 09/30/2004 valued at $99. Repurchase proceeds are $93.)

Total Short-Term Instruments (Cost $93)		93

Total Investments 100.1% (Cost $1,315)		$1,452
Other Assets and Liabilities (Net) (0.1%)		(1)

Net Assets 100.0%		$1,451

Notes to Schedule of Investments:

(a) Non-income producing security.

20	PIMCO Funds Annual Report I 6.30.03 I See accompanying notes

Schedule of Investments

NACM International Fund

June 30, 2003

	Shares	Value (000s)

COMMON STOCKS 95.3%
Australia 4.8%
Australia & New Zealand Banking Group Ltd.	4,500	$56
Foster’s Group Ltd.	7,000	20
Publishing & Broadcasting Ltd.	3,000	20
Qantas Airways Ltd.	8,951	20
Telstra Corp., Ltd.	7,000	21
The News Corporation Ltd.	4,000	30
Woolworths Ltd.	2,500	21

		188

Barbados 0.2%
Nabors Industries Ltd. (a)	200	8

Belgium 0.5%
Interbrew	800	18

Brazil 2.3%
Aracruz Celulose S.A. SP - ADR	500	11
Companhia de Bebidas das Americas SP - ADR	1,000	20
Petroleo Brasileiro S.A. SP - ADR	600	11
Tele Norte Leste Participacoes S.A. SP - ADR	1,600	19
Telecomunicacoes Brasileiras S.A. SP - ADR	1,000	28

		89

Canada 7.0%
Bank of Nova Scotia	1,200	53
Canadian National Railway Co.	500	24
EnCana Corp.	1,000	38
Loblaw Cos., Ltd.	600	27
Magna International, Inc.	300	20
Nortel Networks Corp. (a)	7,200	19
Petro-Canada	300	12
Placer Dome, Inc.	3,300	40
Talisman Energy, Inc.	400	18
Telus Corp.	500	9
Telus Corp. (Non Vote)	897	16

		276

China 2.2%
Cathay Pacific Airways Ltd.	18,000	24
China Telecom Corp.	130,000	30
CLP Holdings Ltd.	5,500	24
Jiangsu Expressway Co. Ltd.	22,000	8

		86

Denmark 0.5%
TDC AS	700	21

Finland 1.4%
Nokia Corp.	700	12
Nokia Oyj SP - ADR	2,700	44

		56

France 4.2%
Accor S.A.	1,000	36
Alcatel Telecommunications S.A.	1,900	17
BNP Paribas S.A.	700	36
France Telecom S.A.	400	10
Michelin (CGDE)	200	8
TotalFinaElf S.A.	400	60

		167

Germany 5.0%
Altana AG	100	6
BASF AG	400	17
Bayerische Motoren Werke AG	300	12
Deutsche Post AG	1,200	18
Deutsche Telekom AG (a)	1,300	20
E On AG	500	26
Muenchener Rueckversicherungs - Gesellschaft AG	200	20
Porsche AG	50	21
SAP AG	300	$35
T-Online (a)	2,000	21

		196

Hong Kong 0.6%
Cheung Kong Ltd.	4,000	24

Hungary 0.4%
OTP Bank Rt.	1,600	15

Ireland 1.0%
Bank of Ireland	3,400	41

Israel 1.4%
Teva Pharmaceutical Industries Ltd. SP - ADR	1,000	57

Italy 2.7%
Eni SpA	1,200	18
Finmeccanica SpA	22,000	14
Mediaset SpA (a)	1,700	14
Snam Rete Gas SpA	9,500	37
Unicredito Italiano SpA (a)	4,900	23

		106

Japan 8.6%
Asahi Glass Co., Ltd.	3,000	19
DAI Nippon Printing Co., Ltd.	3,000	32
East Japan Railway Co.	4	18
Fanuc Ltd.	500	25
Hoya Corp.	400	28
Japan Telecom Co.	10	30
Kao Corp.	1,000	19
KDDI Corp.	5	19
Keyence Corp.	100	18
Matsushita Electric Industrial Co., Ltd.	2,000	20
Mitsubishi Tokyo Financial Group, Inc.	5	23
Shin-Etsu Chemical Co., Ltd. (a)	500	17
Tokyo Electric Power	800	15
Toyota Motor Corp.	1,400	36
UFJ Holdings, Inc. (a)	12	18

		337

Netherlands 3.0%
ASML Holding NV (a)	2,500	24
ING Group NV	2,700	47
Royal Dutch Petroleum Co.	700	32
TPG NV	800	14

		117

Norway 0.6%
Statoil ASA	2,700	23

Russia 1.5%
LUKOIL Holding SP - ADR	200	16
YUKOS SP - ADR	750	42

		58

Singapore 1.4%
DBS Group Holdings Ltd.	4,000	23
Singapore Airlines Ltd.	2,000	12
Singapore Press Holdings Ltd.	2,000	21

		56

South Korea 3.6%
Korea Electric Power Corp.	1,000	16
LG Chemical Ltd.	500	20
LG Electronics, Inc.	670	28
Samsung Electronics Ltd. SP - GDR	200	30
SK Telecom Co., Ltd.	200	34
SK Telecom Co., Ltd. SP - ADR	700	13

		141

Spain 2.9%
Banco Popular Espanol S.A.	900	45
Endesa S.A.	2,300	38
Telefonica S.A.	2,652	$31

		114

Sweden 1.8%
Hennes & Mauritz AB	1,200	28
Skandinaviska Enskilda Banken	3,000	31
Svenska Cellulosa AB	300	10

		69

Switzerland 6.0%
Converium Holding AG	300	14
Credit Suisse Group	2,200	58
Holcim Ltd.	1,000	37
Novartis AG	1,100	44
Roche Holdings AG - Genusschein	500	39
UBS AG	800	44

		236

Taiwan 2.6%
CSFB Equity Linked Participation Notes (Quanta Computers, Inc.) (a)(b)	15,000	31
Merrill Lynch Call Warrant (Ausustek Computer, Inc.) (a)(c)	7,000	18
Taiwan Semiconductor Manufacturing Co. Ltd. SP - ADR	2,800	28
UBS AG Call Warrant (Nanya Technology Corp.) (a)(d)(f)	16,000	12
UBS Call Warrant (Formosa Plastics Corp.) (a)(e)(f)	9,800	14

		103

United Kingdom 23.4%
AstraZeneca PLC	900	36
Barclays PLC	6,778	50
BG Group PLC	3,200	14
BHP Billiton PLC	5,600	29
BP PLC	4,400	31
British Airways PLC (a)	4,300	11
British American Tobacco PLC	3,600	41
British Sky Broadcasting Group PLC (a)	2,800	31
Gallaher Group PLC	1,900	19
GlaxoSmithKline PLC	3,000	61
HBOS PLC	4,000	52
Imperial Tobacco Group PLC	1,000	18
InterContinental Hotels Group PLC (a)	4,864	35
Kingfisher PLC	5,000	23
Lloyds TSB Group PLC	4,000	28
Man Group PLC	2,600	51
Matalan PLC	7,000	20
mm02 PLC (a)	43,000	40
National Grid Transco PLC	3,600	24
Persimmon PLC	2,600	20
Reckitt Benckiser PLC	1,600	29
Royal Bank of Scotland Group PLC	3,000	84
Smiths Group PLC	1,400	16
Tesco PLC	8,400	30
The Berkley Group PLC	1,600	20
Vodafone Group PLC	34,000	66
Vodafone Group PLC SP - ADR	900	18
Wimpey (George) PLC	4,100	20

		917

United States 5.7%
Barclays PLC	100	3
Biovail Corp. (a)	600	28
GlobalSantaFe Corp.	600	14
Noble Corp. (a)	600	21
Precision Drilling Corp. (a)	1,000	38
Royal Dutch Petroleum Co.	800	37
Schlumberger Ltd.	300	14
Transocean, Inc. (a)	1,000	22
UTStarcom, Inc. (a)	700	25

See accompanying notes I 6.30.03 I PIMCO Funds Annual Report	21

Schedule of Investments (Cont.)

NACM International Fund

June 30, 2003

	Shares	Value (000s)

Weatherford International, Inc. (a)	500	$21

		223

Total Common Stocks (Cost $3,382)		3,742

PURCHASED PUT OPTIONS 0.0%
	# of Contracts

Hong Kong Dollar vs. U.S. Dollar (OTC) Strike @ 7.820 Exp. 10/07/2003	60,000	0

Total Purchased Put Options (Cost $0)		0

SHORT-TERM INSTRUMENTS 3.3%
	Principal Amount (000s)

Repurchase Agreement 3.3%
State Street Bank
0.800% due 07/01/2003	$130	130
(Dated 06/30/2003. Collateralized by Federal Home Loan Bank 3.125% due 11/14/2003 valued at $137. Repurchase proceeds are $130.)

Total Short-Term Instruments (Cost $130)		130

Total Investments 98.6% (Cost $3,512)		$3,872
Other Assets and Liabilities (Net) 1.4%		53

Net Assets 100.0%		$3,925

Notes to Schedule of Investments

(amounts in thousands):

(a) Non-income producing security.

(b) Securities are issued by Credit Suisse First Boston and are designed to track investments in the local shares of the underlying company and subject the Portfolio to the credit risk of the issuer and the market risk of the underlying company. The notes carry no ownership or voting rights and represent no equity interest in the underlying company. Payment of dividends or proceeds received upon disposition may be subject to certain costs, expenses, duties, taxes or other charges incurred by the issuer.

(c) The warrants entitle the Fund to purchase 1 share of Ausustek Computer, Inc. for every warrant held at $0.000001 until April 10, 2006.

(d) The warrants entitle the Fund to purchase 1 share of Nanya Technology Corp. for every warrant held at $0.0001 until March 17, 2004.

(e) The warrants entitle the Fund to purchase 1 share of Formosa Plastics Corp. for every warrant held at $0.0001 until May 24, 2004.

(f) Indicates a fair valued security which has not been valued utilizing an independent quote and which is valued pursuant to guidelines established by the Trustees. The aggregate value of fair valued securities is $26 which is 0.66% of net assets.

22	PIMCO Funds Annual Report I 6.30.03 I See accompanying notes

Schedule of Investments

NACM Pacific Rim Fund

June 30, 2003

	Shares	Value (000s)

COMMON STOCKS 95.3%
Australia 5.7%
Aristocrat Leisure Ltd.	17,100	$15
Australia & New Zealand Banking Group Ltd.	2,890	36
BHP Billiton Ltd.	18,700	108
Commonwealth Bank of Australia	5,850	116
Promina Group Ltd. (a)	37,100	59
Qantas Airways Ltd.	4,933	11

		345

Cayman Islands 0.1%
Tingyi (Cayman Islands) Holding Corp.	22,000	4

China 6.1%
BYD Co., Ltd.	78,000	175
China Resources Enterprise Ltd.	6,000	5
CLP Holdings Ltd.	7,000	30
Henderson Land Development	41,000	117
Sinopec Shanghai Petrochemical Co., Ltd.	148,000	29
TCL International Holdings Ltd.	48,000	10

		366

Hong Kong 4.5%
Dickson Concepts Ltd.	173,000	43
Sino Land Company Ltd	386,000	120
The Wharf (Holdings) Ltd.	56,000	108

		271

India 4.2%
CSFB Equity Linked Partipation Notes (Infosys Technologies) (a)(b)	180,000	127
UBS AG Call Warrant (Hindustan Lever Ltd.) (a)(c)(d)	32,000	123

		250

Indonesia 5.5%
PT Bank Mandiri (a)(d)	899,000	74
PT Bank Pan Indonesia Tbk	1,595,000	60
PT Bentoel International Investama Tbk	2,264,500	30
PT Perusahaan Perkebunan London Sumatra Indonesia Tbk (a)	926,500	54
PT Telekomunikasi Indonesia Tbk	200,500	112

		330

Japan 32.9%
Aderans Co., Ltd.	200	4
Advantest Corp.	1,300	58
Asahi Glass Co., Ltd.	18,000	112
Bridgestone Corp.	1,000	14
Daiwa House Industry Co., Ltd.	2,000	14
Dowa Mining Co., Ltd.	15,000	58
Fanuc Ltd.	500	25
Funai Electric Co., Ltd.	500	56
Hitachi, Ltd.	28,000	119
Hogy Medical Co., Ltd.	900	35
Honda Motor Co. Ltd.	200	8
Hoya Corp.	2,000	138
JAFCO Co., Ltd.	1,400	79
Kyocera Corp.	2,000	114
Mabuchi Motor Co., Ltd.	300	23
Matsushita Electric Industrial Co., Ltd.	9,000	89
Millea Holdings, Inc.	2	15
Mitsubishi Motors Corp. (a)	32,000	72
Mitsubishi Tokyo Financial Group, Inc.	24	109
Nissan Motor Co. Ltd.	1,300	12
Nitto Denko Corp.	200	7
Nomura Holdings, Inc.	6,000	76
NTT DoCoMo, Inc.	6	13
Olympus Optical Co. Ltd.	1,000	21
Sega Corp. (a)	10,000	71
Shin-Etsu Chemical Co., Ltd.	200	7
Shinkawa, Ltd.	1,700	29
SMC Corp.	300	25
SMFG Finance, Ltd.	3,000,000	$23
Sparx Asset Management Co., Ltd.	11	69
THK Co., Ltd.	4,000	54
Tokai Rika Co., Ltd.	5,000	33
TonenGeneral Sekiyu KK	11,000	77
Toyota Motor Corp.	1,100	28
UFJ Holdings, Inc. (a)	57	84
UMC Japan (a)	95	101
Uni-Charm Corp.	200	9
Yamaichi Electronics Co., Ltd.	600	6
Yamato Transport Co.	1,000	11
Yushin Precision Equipment Co., Ltd.	4,200	71

		1,969

Malaysia 3.0%
Perusahaan Otomobil Nasional Bhd.	59,000	126
Telekom Malaysia Bhd.	26,000	54

		180

Philippines 2.6%
Ayala Land, Inc.	610,200	68
Manila Electric Co. (a)	260,600	72
Philippine Long Distance Telephone Co. (a)	1,300	14

		154

Singapore 3.8%
Chartered Semiconductor Manufacturing Ltd. (a)	59,000	30
City Developments Ltd.	24,000	61
Singapore Exchange Ltd.	95,000	74
Singapore Press Holdings Ltd.	6,100	63

		228

South Korea 12.3%
Hana Bank	8,400	80
Hotel Shilla Co., Ltd.	18,910	76
Hyundai Department Store Co., Ltd.	4,500	100
LG Chemical Ltd.	1,440	58
LG Household & Health Care Ltd.	2,988	43
Samsung Electronics Co., Ltd.	800	114
Shinhan Financial Group Co., Ltd.	5,180	54
Shinsegae Co., Ltd.	540	84
SK Telecom Co., Ltd. SP - ADR	2,500	47
Ssangyong Motor Co. (a)	15,400	84

		740

Taiwan 12.6%
Acer, Inc.	9,900	60
Asustek Computer, Inc.	23,000	58
Eva Airways Corp. (a)	158,000	57
Far Eastern Department Stores Ltd.	243,000	56
Fubon Financial Holding Co., Ltd.	68,000	54
Largan Precision Co., Ltd.	14,000	84
Nanya Technology Corp. (a)	7,000	5
Siliconware Precision Industries Co. (a)	102,000	65
Siliconware Precision Industries Co. SP - ADR (a)	30,000	96
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	79,000	130
Taiwan Styrene Monomer Corp. (a)	99,000	88

		753

Thailand 2.0%
Bangkok Bank Public Co., Ltd (a)	41,200	55
Bangkok Expressway Public Co., Ltd. (d)	28,000	13
Thai Union Frozen Products Public Co., Ltd.	81,900	51

		119

Total Common Stocks (Cost $5,242)		5,709

	# of Contracts	Value (000s)

PURCHASED PUT OPTIONS 0.0%
Hong Kong Dollar vs. U.S. Dollar (OTC) Strike @ 7.820 Exp. 10/07/2003	480,000	$0

Total Purchased Put Options (Cost $3)		0

SHORT-TERM INSTRUMENTS 4.5%

	Principal Amount (000s)

Repurchase Agreement 4.5%
State Street Bank
0.800% due 07/01/2003	$272	272
(Dated 06/30/2003. Collateralized by Freddie Mac 6.000% due 05/15/2011 valued at $279. Repurchase proceeds are $272.)

Total Short-Term Instruments (Cost $272)		272

Total Investments 99.8% (Cost $5,517)		$5,981
Other Assets and Liabilities (Net) 0.2%		16

Net Assets 100.0%		$5,997

Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing security.

(b) Securities are issued by Credit Suisse First Boston and are designed to track investments in the local shares of the underlying company and subject the Portfolio to the credit risk of the issuer and the market risk of the underlying company. The notes carry no ownership or voting rights and represent no equity interest in the underlying company. Payment of dividends or proceeds received upon disposition may be subject to certain costs, expenses, duties, taxes or other charges incurred by the issuer.

(c) The warrants entitle the Fund to purchase 1 share of Hindustan Lever Ltd. for every warrant held at $0.0001 until February 19, 2004.

(d) Indicates a fair valued security which has not been valued utilizing an independent quote and which is valued pursuant to guidelines established by the Trustees. The aggregate value of fair valued securities is $210 which is 3.50% of net assets.

See accompanying notes I 6.30.03 I PIMCO Funds Annual Report	23

Schedule of Investments

NACM Value Fund

June 30, 2003

	Shares	Value (000s)

COMMON STOCKS 93.9%
Aerospace 0.9%
Raytheon Co.	500	$16

Capital Goods 7.3%
3M Co.	400	52
ITT Industries, Inc.	200	13
Textron, Inc.	500	19
Tyco International Ltd.	1,300	25
Weatherford International, Inc. (a)	400	17

		126

Communications 5.5%
AT&T Corp.	700	13
BellSouth Corp.	600	16
SBC Communications, Inc.	1,200	31
Verizon Communications, Inc.	900	35

		95

Consumer Discretionary 5.6%
Federated Department Stores, Inc.	600	22
Fox Entertainment Group, Inc. (a)	600	17
Pitney Bowes, Inc.	500	19
TJX Companies., Inc.	1,100	21
W.W. Grainger, Inc.	400	19

		98

Consumer Services 5.5%
Comcast Corp. (a)	400	12
Knight-Ridder, Inc.	200	14
McDonald’s Corp.	1,100	24
Viacom, Inc. (a)	500	22
Walt Disney Co.	1,200	24

		96

Consumer Staples 6.2%
Altria Group, Inc.	300	14
Fortune Brands, Inc.	400	21
Kimberly-Clark Corp.	400	21
Kraft Foods, Inc.	200	6
PepsiCo, Inc.	600	27
Procter & Gamble Co.	200	18

		107

Energy 10.0%
Apache Corp.	415	27
ChevronTexaco Corp.	400	29
ConocoPhillips	627	34
Exxon Mobil Corp.	1,800	65
Kerr-McGee Corp.	400	18

		173

Financial & Business Services 31.8%
Allstate Corp.	800	29
Ambac Financial Group, Inc.	300	20
American Express Co.	500	21
American International Group, Inc.	800	44
Bank of America Corp.	600	47
Bank of New York Co., Inc.	600	17
Cincinnati Financial Corp.	500	19
Citigroup, Inc.	1,800	77
Dow Jones & Co., Inc.	500	22
FleetBoston Financial Corp.	1,400	42
John Hancock Financial Services, Inc.	500	15
Key Corp.	200	5
Morgan Stanley Dean Witter & Co.	1,000	43
North Fork Bancorp., Inc.	600	20
PNC Bank Corp.	400	20
The Goldman Sachs Group, Inc.	100	8
Travelers Property Casualty Corp.	1,238	20
Wachovia Corp.	900	36
Washington Mutual, Inc.	500	21
Wells Fargo & Co.	500	25

		551

Healthcare 4.5%
Abbott Laboratories	500	22
Jefferson-Pilot Corp.	500	21
WellPoint Health Networks, Inc. (a)	200	$17
Wyeth	400	18

		78

Materials & Processing 2.9%
Alcoa, Inc.	600	15
International Paper Co.	300	11
Praxair, Inc.	400	24

		50

Technology 7.9%
Computer Sciences Corp. (a)	500	19
Hewlett-Packard Co.	600	13
Honeywell International, Inc.	1,200	32
IBM Corp.	400	33
Lucent Technologies, Inc. (a)	4,000	8
Microsoft Corp.	1,300	33

		138

Transportation 0.7%
Delta Air Lines, Inc.	900	13

Utilities 5.1%
Dominion Resources, Inc.	300	19
FPL Group, Inc.	200	13
PPL Corp.	400	17
Public Service Enterprise Group, Inc.	500	21
TXU Corp.	800	18

		88

Total Common Stocks (Cost $1,464)		1,629

SHORT-TERM INSTRUMENTS 1.1%

	Principal Amount (000s)

Repurchase Agreement 1.1%
State Street Bank
0.800% due 07/01/2003	$19	19
(Dated 06/30/2003. Collateralized by Fannie Mae 2.020% due 02/28/2005 valued at $20. Repurchase proceeds are $19.)

Total Short-Term Instruments (Cost $19)		19

Total Investments 95.0% (Cost $1,483)		$1,648
Other Assets and Liabilities (Net) 5.0%		86

Net Assets 100.0%		$1,734

Notes to Schedule of Investments:

(a) Non-income producing security.

24	PIMCO Funds Annual Report I 6.30.03 I See accompanying notes

Notes to Financial Statements

June 30, 2003

1. Organization

PIMCO Funds: Multi-Manager Series (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of forty-four separate investment funds (the “Funds”). The Trust may offer up to seven classes of shares: Institutional, Administrative, A, B, C, D and R. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Institutional and Administrative Classes (the “Institutional Classes”) of the Nicholas-Applegate Capital Management Funds. Certain detailed financial information for the A, B, C, D and R Classes (the “Other Classes”) is provided separately and is available upon request.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The market value for NASDAQ National Market and SmallCap securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Fixed income securities, including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Certain securities for which daily market quotations are not readily available may be valued pursuant to guidelines established by the Board of Trustees. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Funds may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Foreign Currency. The accounting records of the Funds are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net long-term capital gains earned by a Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

6.30.03 I PIMCO Funds Annual Report	25

Notes to Financial Statements (Cont.)

June 30, 2003

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges. Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class.

Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Taxes on Dividends. Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: NACM Core Equity - $16; NACM Global Fund - $884; NACM Growth Fund - $21; NACM International Fund - $8,126; and NACM Pacific Rim Fund - $22,264.

Options Contracts. Certain Funds may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Payments received or made, if any, from writting options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premium received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in a Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. PIMCO Advisors Fund Management LLC (PIMCO Advisors) is an indirect subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser has retained its investment management affiliate, Nicholas-Applegate Capital Management LLC (the “Sub-Adviser”) to manage each Fund’s investments.

The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets of the Fund. The Advisory Fee is charged at the annual rate of 0.50% for NACM Core Equity, NACM Growth and NACM Value Funds; 0.65% for NACM Flex-Cap Value Fund; 0.70% for NACM Global and NACM International Funds; and 0.90% for NACM Pacific Rim Fund. Prior to April 1, 2002, the NACM Pacific Rim Fund’s advisory fee was 1.00%.

Administration Fee. The Adviser provides administration services to the Trust for which is receives from each Fund a monthly administration fee based on each share class’ average daily net assets. The Administration Fee for the Institutional Classes is charged at the annual rate of 0.30% for the NACM Core Equity, NACM Flex-Cap Value, NACM Growth and NACM Value Funds; 0.40% for NACM Global Fund; and 0.50% for the NACM International and NACM Pacific Rim Funds. The Administration Fee for the A, B and C Classes is charged at the annual rate of 0.50% for NACM Core Equity, NACM Flex-Cap Value, NACM Growth and NACM Value Funds; 0.60% for NACM Global Fund; and 0.70% for NACM International and NACM Pacific Rim Funds. The Administration Fee rate for each Fund is subject to a reduction of 0.05% per year on average daily net assets attributable in the aggregate to the Fund’s Class A, B and C shares in excess of $2.5 billion. The Administration Fee for Class D is charged at the annual rate of 0.50% for NACM Core Equity, NACM Flex-Cap Value, NACM Growth and NACM Value Funds; 0.60% for NACM Global Fund; 0.70% for NACM International Fund; and 0.75% for NACM Pacific Rim Fund. The Administration Fee for Class R is charged at the annual rate of 0.60% for NACM Global Fund; and 0.70% for NACM International Fund.

Redemption Fee. Investors in Institutional Class, Administrative Class and Class D shares of the Funds will be subject to a “Redemption Fee” on redemptions and exchanges equal to 1.00% for NACM Core Equity, NACM Growth, NACM Flex-Cap Value and NACM Value Funds; 2.00% for NACM Global, NACM International and NACM Pacific Rim Funds, of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 30 days of their acquisition (i.e., beginning on the 31st day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges. A new 30 day time period will begin with each acquisition of shares through a purchase or exchange. Redemption fees, if any, are recorded as additions to paid in capital in the Statements of Changes in Net Assets.

The Funds’ Redemption Fee rates are as follows:

Fund	Rate

NACM Global, NACM International, and NACM Pacific Rim Funds	2.00%
All other Funds	1.00%

26	PIMCO Funds Annual Report I 6.30.03

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Funds’ Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees.

Redemptions and exchanges by shareholders that are investing through qualified retirement plans such as 401(k) plans will not be subject to the Redemption Fee. In addition, redemptions and exchanges by shareholders that are investing through financial institutions (for example, through broker-dealer omnibus accounts) that have not agreed to assess the Redemption Fees against such shareholders will not be subject to Redemption Fees. The Trust may eliminate or modify these waivers at any time. For the year or period ended June 30, 2003, there were no redemption fees paid to the Funds.

Distribution and Servicing Fees. PIMCO Advisors Distributors LLC (“PAD”) is an indirect wholly-owned subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse PAD on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to PAD was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of June 30, 2003.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R Classes of the Trust, the Trust compensates PAD or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C, D and R Classes. The Trust paid PAD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee (%)	Servicing Fee (%)

Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

PAD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the period ended June 30, 2003, PAD received $14,140 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is also responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO Advisors or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO Advisors or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above. PIMCO Advisors has agreed to waive a portion of the NACM Core Equity, NACM Flex-Cap Value, NACM Global, NACM Growth, NACM International and NACM Value Funds’ administration fees to the extent that the payment of each Fund’s pro rata share of Trustee fees and organizational expenses cause the actual expense ratios to rise above the rates disclosed in the then-current prospectus plus 0.49 basis points as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Inst’l. Class	Admin. Class	Class A	Class B	Class C	Class D	Class R

NACM Core Equity Fund	0.80%	1.05%	1.25%	2.00%	2.00%	1.25%	—
NACM Flex-Cap Value Fund	0.95%	1.20%	1.40%	2.15%	2.15%	1.40%	—
NACM Global Fund	1.10%	1.35%	1.55%	2.30%	2.30%	1.55%	1.80%
NACM Growth Fund	0.80%	1.05%	1.25%	2.00%	2.00%	1.25%	—
NACM International Fund	1.20%	1.45%	1.65%	2.40%	2.40%	1.65%	1.90%
NACM Value Fund	0.80%	1.05%	1.25%	2.00%	2.00%	1.25%	—

PIMCO Advisors may be reimbursed for these waived amounts in future periods, not to exceed three years.

Each unaffiliated Trustee receives a quarterly retainer of $14,250, plus $3,000 for each Board of Trustees meeting attended in person and $1,500 for each meeting attended telephonically, and $1,500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. The Chairman of the Audit and Performance Committees receives an additional annual retainer of $3,000, the Chairman of the Independent Trustees receives an

6.30.03 I PIMCO Funds Annual Report	27

Notes to Financial Statements (Cont.)

June 30, 2003

additional annual retainer of $7,000, and each Vice Chairman of the Independent Trustees receives an additional annual retainer of $4,000. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with extraordinary Fund activities or circumstances, the Trustee shall be compensated for such services at the rate of $2,000 per day, plus reimbursement of reasonable expenses. Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1997, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets.

4. Reorganization

PIMCO NACM Pacific Rim Fund reorganized on July 15, 2002, when the Nicholas-Applegate Pacific Rim Fund (the “NACM Fund”) reorganized into a corresponding Fund of PIMCO Funds: Multi-Manager Series, a Massachusetts business trust. The NACM Fund transferred substantially all of its assets and liabilities in exchange for Institutional Class shares of the PIMCO NACM Pacific Rim Fund. Prior to July 15, 2002, the NACM Fund bore expenses incurred specifically on its behalf plus an allocation of its share of the Nicholas-Applegate Institutional Funds.

5. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2003, were as follows (amounts in thousands):

	Non-U.S. Government/Agency
	Purchases	Sales

NACM Core Equity Fund	$5,102	$2,869
NACM Flex-Cap Value Fund	3,022	1,917
NACM Global Fund	3,869	2,719
NACM Growth Fund	3,019	1,796
NACM International Fund	7,952	4,352
NACM Pacific Rim Fund	20,819	24,509
NACM Value Fund	2,378	962

6. Federal Income Tax Matters

As of June 30, 2003, the components of distributable taxable earnings were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation on Derivatives and Foreign Currency Denominated Assets/Liabilities	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses (1)	Post-October Deferral (2)

NACM Core Equity Fund	$47	$0	$0	$0	$0	$0
NACM Flex-Cap Value Fund	49	0	0	0	0	0
NACM Global Fund	27	0	0	0	0	0
NACM Growth Fund	1	0	0	0	(1)	0
NACM International Fund	14	0	0	0	(88)	(131)
NACM Pacific Rim Fund	0	0	0	0	(1,654)	(1,710)
NACM Value Fund	49	0	0	0	0	0

(1)	Capital loss carryovers expire in varying amounts through June 30, 2011.

(2)	Capital losses realized during the period November 1, 2002 through June 30, 2003 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

As of June 30, 2003, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation(3)

NACM Core Equity Fund	$2,292	$343	$(13)	$330
NACM Flex-Cap Value Fund	1,191	213	(10)	203
NACM Global Fund	1,182	174	(17)	157
NACM Growth Fund	1,316	147	(11)	136
NACM International Fund	3,524	382	(34)	348
NACM Pacific Rim Fund	5,601	541	(161)	380
NACM Value Fund	1,485	168	(5)	163

(3)	Primary differences, if any, between book and tax net unrealized appreciation are attributable to wash sale loss deferrals for federal income tax purposes.

28	PIMCO Funds Annual Report I 6.30.03

As of fiscal year ended June 30, 2003, the Funds made the following tax basis distributions (amounts in thousands):

	Ordinary Income Distributions (5)	Long-Term Capital Gains Distributions	Return of Capital

NACM Core Equity Fund	$21	$0	$0
NACM Flex-Cap Value Fund	24	0	0
NACM Global Fund	5	0	0
NACM Growth Fund	0	0	0
NACM International Fund	50	0	0
NACM Pacific Rim Fund	68	0	0
NACM Value Fund	17	0	0

(5) Includes short-term capital gains.

Certain net operating losses have been reclassified from undistributed net investment income to paid in capital to more appropriately conform financial accounting to tax accounting.

7. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	NACM Core Equity Fund		NACM Flex-Cap Value Fund		NACM Global Fund		NACM Growth Fund		NACM International Fund

	Period from 07/19/2002 to 06/30/2003		Period from 07/19/2002 to 06/30/2003		Period from 07/19/2002 to 06/30/2003		Period from 07/19/2002 to 06/30/2003		Period from 07/19/2002 to 06/30/2003

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	195	$1,951	95	$950	95	$949	95	$949	287	$2,870

Administrative Class	1	10	1	10	1	10	1	10	1	10

Other Classes	40	435	28	324	20	224	37	405	144	1,384

Issued as reinvestment of distributions
Institutional Class	2	20	2	21	0	5	0	0	5	49

Administrative Class	0	0	0	0	0	0	0	0	0	0

Other Classes	0	0	0	2	0	0	0	0	0	1

Cost of shares redeemed
Institutional Class	0	0	0	0	0	0	0	0	0	0

Administrative Class	0	0	0	0	0	0	0	0	0	0

Other Classes	(6)	(68)	(12)	(137)	(1)	(15)	(4)	(49)	(54)	(532)

Net increase resulting from Fund share transactions	232	$2,348	114	$1,170	115	$1,173	129	$1,315	383	$3,782

	NACM Pacific Rim Fund						NACM Value Fund

	Year Ended 06/30/2003		Period from 04/01/2002 to 06/30/2002		Year Ended 03/31/2002		Period from 07/19/2002 to 06/30/2003

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	878	$5,007	57	$432	1,429	$10,805	95	$950

Administrative Class	0	0	0	0	0	0	1	10

Other Classes	428	2,487	0	0	0	0	54	619

Issued as reinvestment of distributions
Institutional Class	9	68	0	0	0	0	1	16

Administrative Class	0	0	0	0	0	0	0	0

Other Classes	0	0	0	0	0	0	0	1

Cost of shares redeemed
Institutional Class	(1,585)	(9,106)	(55)	(423)	(138)	(937)	0	0

Administrative Class	0	0	0	0	0	0	0	0

Other Classes	(363)	(2,134)	0	0	0	0	(7)	(74)

Net increase (decrease) resulting from Fund share transactions	(633)	$(3,678)	2	$9	1,291	$9,868	144	$1,522

6.30.03 I PIMCO Funds Annual Report	29

Report of Independent Auditors

To the Trustees and Institutional and Administrative Class Shareholders of the PIMCO Funds: Multi-Manager Series

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional and Administrative Class shares presents fairly, in all material respects, the financial position of the NACM Core Equity Fund, NACM Flex-Cap Value Fund, NACM Global Fund, NACM Growth Fund, NACM International Fund, NACM Pacific Rim Fund, and NACM Value Fund, (7 funds of the PIMCO Funds: Multi-Manager Series, hereafter referred to as the “Funds”) at June 30, 2003, the results of each of their operations, the changes in each of their net assets and the financial highlights of the Funds for the Institutional and Administrative Class shares for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2003 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

August 22, 2003

30	PIMCO Funds Annual Report I 6.30.03

Federal Income Tax Information (unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s fiscal year end (June 30, 2003) regarding the status of qualified dividend income for individuals, the dividend received deduction for corporations, and the foreign tax credit.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended June 30, 2003 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2003:

NACM Core Equity Fund	0.00%
NACM Flex-Cap Value Fund	0.00%
NACM Global Fund	0.00%
NACM International Fund	0.00%
NACM Pacific Rim Fund	0.00%
NACM Value Fund	0.00%

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s fiscal 2003 ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below:

NACM Core Equity Fund	100.00%
NACM Flex-Cap Value Fund	87.30%
NACM Global Fund	67.84%
NACM Pacific Rim Fund	1.65%
NACM Value Fund	100.00%

6.30.03 I PIMCO Funds Annual Report	31

Federal Income Tax Information (unaudited) (Cont.)

Foreign Tax Credit. The following Funds have elected to pass through the credit for taxes paid in foreign countries. The foreign income and foreign tax per share outstanding on June 30, 2003 are as follows:

	NACM International Fund		NACM Pacific Rim Fund
Country	Gross Foreign Dividends	Foreign Tax	Gross Foreign Dividends	Foreign Tax

Australia	0.00769	0.00001	0.00792	—
Belgium	0.00125	0.00019	—	—
Bermuda	—	—	0.00257	—
Brazil	0.00601	0.00027	—	—
Canada	0.00556	0.00083	—	—
Cayman Islands	0.00012	—	0.00022	—
China	0.00127	—	0.00499	—
Denmark	0.00307	0.00046	—	—
Finland	0.00190	0.00029	—	—
France	0.01081	0.00070	—	—
Germany	0.00694	0.00082	—	—
Hong Kong	0.00925	—	0.02962	—
India	—	—	0.00115	0.00024
Indonesia	—	—	0.02681	0.00402
Ireland	0.00342	0.00068	—	—
Israel	0.00058	0.00011	—	—
Italy	0.01248	0.00130	—	—
Japan	0.01109	0.00137	0.05818	0.00758
Malaysia	—	—	0.00163	0.00046
Mexico	0.00011	—	—	—
Netherlands	0.01419	0.00213	—	—
Netherlands Antilles	0.00055	—	—	—
Norway	0.00299	0.00045	—	—
Russia	0.00308	0.00034	—	—
Singapore	0.00477	0.00105	0.01414	0.00311
South Korea	0.00722	0.00119	0.03775	0.00626
Spain	0.00456	0.00068	—	—
Sweden	0.00911	0.00137	—	—
Switzerland	0.00762	0.00114	—	—
Taiwan	—	—	0.01857	0.00371
Thailand	—	—	0.00373	0.00037
United Kingdom	0.05879	0.00588	—	—

The pass-through of foreign tax credit will affect only shareholders on the dividend record date in December 2003.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2004, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2003.

32	PIMCO Funds Annual Report I 6.30.03

Trustees and Officers of PIMCO Funds: Multi-Manager Series (unaudited)

The chart below identifies the Trustees and Officers of the Trust. The “interested” Trustee defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

Trustees of the Trust

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Stephen J. Treadway* (56) Chairman of the Board and Trustee	05/1997 to present	Managing Director, ADAM of America L.P.; Managing Director and Chief Executive Officer, PIMCO Advisors Distributors LLC (“PAD”); and Managing Director and Chief Executive Officer, PIMCO Advisors Fund Management LLC (PIMCO Advisors).	44	Chairman, or Chairman and Trustee, thirteen Funds advised by PIMCO Advisors.

Independent Trustees

E. Philip Cannon (62) Trustee	03/2000 to present	President, Houston Zoo, Inc. Proprietor, Cannon & Company. Formerly, Headmaster, St. John’s School, Houston, Texas.	114	Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Variable Insurance Trust.

Donald P. Carter (76) Trustee	01/1997 to present	Retired. Formerly, Chairman, Executive Vice President and Director, Cunningham & Walsh, Inc., Chicago, (advertising agency); Chairman and Director, Moduline Industries, Inc., (a manufacturer of commercial windows and curtain walls).	44	None

Gary A. Childress (69) Trustee	01/1997 to present	Private Investor. Formerly, Chairman and Director, Bellefonte Lime Company, Inc. (calcitic lime producer); and partner, GenLime, L.P.	44	None

Theodore J. Coburn (49) Trustee	06/2002 to present	President, Coburn Group; and Partner, Brown, Coburn & Co. Formerly, Senior Vice President, NASDAQ Stock Market.	44	None

W. Bryant Stooks (62) Trustee	01/1997 to present	President, Bryant Investments, Ltd.; President, Ocotillo at Price LLC, (real estate investments); Director, American Agritec LLC, (manufacturer of hydroponics products). Formerly, President, Senior Vice President, Director and Chief Executive Officer, Archirodon Group Inc., (international construction firm).	44	None

Gerald M. Thorne (65) Trustee	01/1997 to present	Director, VPI Inc. (plastics company); and American Orthodontics Corp. Formerly, Director, Kaytee, Inc., (birdseed company); President and Director, Firstar National Bank of Milwaukee; Chairman, President and Director, Firstar National Bank of Sheboygan; Director, Bando-McGlocklin, (small business investment company); and Director, Schrier Malt.	44	None

*	Mr. Treadway is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with ADAM of America L.P. and its affiliates.

**	Trustees serve until their successors are duly elected and qualified.

6.30.03 I PIMCO Funds Annual Report	33

Trustees and Officers of PIMCO Funds: Multi-Manager Series (unaudited) (Cont.)

Executive Officers

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Newton B. Schott, Jr. (61) President, Chief Executive Officer and Secretary	01/1997 to present	Managing Director, Chief Administrative Officer, Secretary and General Counsel, PAD. Formerly, Executive Vice President, PAD.

Benno J. Fischer (61) Vice President	12/2002 to present	Managing Director, NFJ Investment Group.

E. Clifton Hoover (46) Vice President	12/2002 to present	Managing Director, NFJ Investment Group.

H. “Fox” Ling (45) Vice President	03/2003 to present	Portfolio Manager, ADAM of America L.P.

Henrik P. Larsen (33) Vice President	02/2000 to present	Vice President, Pacific Investment Management Company LLC (PIMCO). Formerly, Manager, PIMCO.

J. Chris Najork (58) Vice President	12/2002 to present	Managing Director, NFJ Investment Group.

Jeffrey M. Partenheimer (43) Vice President	03/2003 to present	Managing Director, NFJ Investment Group.

Jeffrey M. Sargent (40) Vice President	02/1996 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

John K. Schneider (38) Vice President	12/2000 to present	Portfolio Manager and Managing Director, PIMCO Equity Advisors.

Garlin G. Flynn (57) Assistant Secretary	03/1995 to present	Specialist, PIMCO.

John P. Hardaway (46) Treasurer and Financial Accounting Officer	08/1995 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Erik C. Brown (35) Assistant Treasurer	02/2001 to present	Vice President, PIMCO. Formerly, Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

34	PIMCO Funds Annual Report I 6.30.03

Multi-Manager Series

Investment Adviser and Administrator	PIMCO Advisors Fund Management LLC, 888 San Clemente, Newport Beach, CA 92660

Distributor	PIMCO Advisors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902

Custodian	State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent	National Financial Data Services, 330 W. 9th Street, 4th Floor, Kansas City, MO 64105

Independent Auditors	PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

Legal Counsel	Ropes & Gray, One International Place, Boston, MA 02110

For Account Information	For PIMCO Funds account information contact your financial advisor, or if you receive account statements directly from PIMCO Advisors, you can also call 1-800-927-4648.

This page is not part of the report

15-25253-00

PIMCO

ADVISORS

RCM Small-Cap Fund

Annual Report

June 30, 2003

Own the World.

[GRAPHIC APPEARS HERE]

This material is authorized for use only when preceded or accompanied by a current PIMCO Funds prospectus, which describes in greater detail the investment policies, management fees and other matters of interest to prospective investors. Please read the prospectus carefully before you invest or send money.

Institutional Share Class

RCM Small-Cap Fund is part of the PIMCO Funds:

Multi-Manager Series Trust

2    PIMCO RCM Funds Annual Report  |  6.30.03

Dear Shareholder:

Attached is the Annual Report for the RCM Small-Cap Fund for the year ended June 30, 2003.

We thank you for the trust you have placed in us.

Sincerely,

PIMCO Funds

6.30.03  |  PIMCO RCM Funds Annual Report    3

A GROWTH STOCK FUND

PIMCO RCM Small-Cap Fund

•	PIMCO RCM Small-Cap Fund seeks long-term capital appreciation by investing in equity securities of companies with market capitalizations comparable to those of companies included in the Russell 2000 Index.

•	The Fund’s Institutional Class had a total return of 7.24% for the fiscal year ended June 30, 2003. This compares to the –1.63% return of the Fund’s benchmark, the Russell 2000 Index.

•	The warrant described in Footnote 7 to the financial statements “Restatement of Prior Years’ Financial Statements” increased the Fund’s performance from approximately –2.51% excluding the impact of the warrant to 7.24% including the impact of the warrant.

•	U.S. stocks experienced significant volatility early in the period. By October, the Russell 2000 Index retreated to October 1998 levels as increased geopolitical tensions with Iraq and North Korea, fear of deflation, increased unemployment and lackluster retail sales weighed on the equity markets. As geopolitical tensions decreased and fiscal stimulus initiatives, such as lower interest rates and tax cuts, started to take shape, stocks rebounded through the spring and early summer periods.

•	From a sector perspective, the portfolio benefited from an overweight in diversified financials and pharmaceutical stocks—areas that performed strongly amid increased investor confidence. At the same time, an overweight in food and drug retailers—a stance that reflected the managers’ emphasis on less economically sensitive sectors—held the portfolio back, as investors turned away from defensive areas. The portfolio’s heaviest positions relative to the Russell 2000 Index included Renal Care Group and Performance Food Group.

•	Specific companies that benefited performance were New Century Financial Corp., a specialty mortgage bank company and Career Education Corp. Positions that detracted from performance included Duane Reade Inc. and Flow Serve Corp.; both were removed from the portfolio amid deteriorating fundamentals.

AVERAGE ANNUAL TOTAL RETURN    For periods ended 6/30/03

	1 year	5 year	10 year	Inception
RCM Small-Cap Fund Institutional Class (Inception 1/04/92)	7.24%	–8.32%	5.06%	6.17%

Russell 2000 Index	–1.63%	0.96%	8.24%	—

Lipper Small-Cap Growth Fund Average	–1.28%	0.02%	—	—

CHANGE IN VALUE    For periods ended 6/30/03

Past performance is no guarantee of future results.

4    PIMCO RCM Funds Annual Report  |  6.30.03

Footnotes

Past performance is no guarantee of future results. Investment return will fluctuate and the value of an investor’s shares will fluctuate and may be worth more or less than original cost when redeemed. The average annual total return measures performance assuming that all dividend and capital gain distributions were reinvested. Returns shown do not reflect the deduction of taxes that a shareholder would pay (i) on fund distributions or (ii) the redemption of fund shares. All share classes have the same portfolio but different expenses. The Growth of $5,000,000 represents change in value of each Fund’s shares for month-end periods and does not take into account sales charges or expenses or the effect of taxes. Lipper, Inc. calculates the Lipper Averages. It is the total return performance average of funds that are tracked by Lipper that have the same Fund Classification. Lipper does not take into account sales charges. Returns are for the actual share class unless otherwise indicated. The Funds may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to the following: derivative risk, small company risk, foreign security risk and specific sector investment risks. A fund investing in derivatives could lose more than the principal amount invested and is subject to the risk of the issuer’s ability to meet payments on obligations. Investing in foreign securities may entail risk due to foreign economic and political developments and may be enhanced when investing in emerging markets. Investing in smaller companies may entail greater risk than larger companies, including higher volatility. Concentrating on investments in individual sectors may add additional risk and additional volatility compared to a diversified equity fund. This material is authorized for use only when preceded or accompanied by the current PIMCO Funds, Multi-Manager Series prospectus, which describes in greater detail the investment policies, management fees and other matters of interest to prospective investors. Please read the prospectus carefully before you invest or send money.

PIMCO Advisors Distributors LLC,

2187 Atlantic Street, Stamford, CT, 06902,

www.pimcoadvisors.com, 1-888-87-PIMCO.

Not FDIC Insured | May Lose Value | No Bank Guarantee

6.30.03  |  PIMCO RCM Funds Annual Report    5

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	06/30/2003		06/30/2002 (Restated) (c)	01/01/2001- 06/30/2001 (Restated) (d)	12/31/2000 (Restated) (e)	12/31/1999	12/31/1998

Net asset value beginning of period	$4.56		$5.95	$6.50	$10.23	$9.36	$11.66

Net investment (loss) (a)	(0.02)		(0.03)	(0.01)	(0.06)	(0.06)	(0.07)

Net realized/unrealized gain (loss) on investments (a)	0.35		(1.35)	(0.54)	(1.74)	1.20	0.00 (f)

Total income (loss) from investment operations	0.33		(1.38)	(0.55)	(1.80)	1.14	(0.07)

Dividends from net investment income	0.00		0.00	0.00	0.00	(0.27)	0.00

Distributions from net realized capital gains	0.00		(0.01)	0.00	(1.93)	0.00	(2.23)

Total distributions	0.00		(0.01)	0.00	(1.93)	(0.27)	(2.23)

Net asset value end of year	$4.89		$4.56	$5.95	$6.50	$10.23	$9.36

Total return	7.24%		(23.28)%	(8.46)%	(17.34)%	12.40%	1.11%

Net assets end of year (000s)	$7,379		$25,712	$150,697	$179,233	$404,693	$557,965

Ratio of net expenses to average net assets with waiver and reimbursement	1.05	%(b)	1.03%	1.02%*	0.00%	0.00%	0.00%

Ratio of net expenses to average net assets without waiver and reimbursement	1.05	%(b)	1.26%	1.18%*	1.02%	1.02%	1.01%

Ratio of net investment (loss) to average net assets	(0.43)%		(0.58)%	(0.39)%*	(0.57)%	(0.71)%	(0.61)%

Portfolio turnover rate	137%		145%	109%	207%	116%	132%

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees and interest expense is 1.02%.
(c)	Subsequent to June 30, 2002, the financial highlights have been restated to reflect an investment in a warrant that was not recorded as of June 30, 2002. The effect of this restatement at June 30, 2002 was to increase the net asset value per share by $0.22. The total return was also restated from (24.71)% to (23.28)% in accordance with this change (see Note 7 of the Notes to Financial Statements).
(d)	Subsequent to June 30, 2001, the financial highlights have been restated to reflect an investment in a warrant that was not recorded as of June 30, 2001. The effect of this restatement at June 30, 2001 was to increase the net asset value per share by $0.18. The total return was also restated from (10.40)% to (8.46)% in accordance with this change (see Note 7 of the Notes to Financial Statements).
(e)	Subsequent to December 31, 2000, the financial highlights have been restated to reflect an investment in a warrant that was not recorded as of December 31, 2000. The effect of this restatement at December 31, 2000 was to increase the net asset value per share by $0.07. The total return was also restated from (17.87)% to (17.34)% in accordance with this change (see Note 7 of the Notes to Financial Statements).
(f)	The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

6    PIMCO Funds Annual Report  |  6.30.03  |  See accompanying notes

Statement of Assets and Liabilities

June 30, 2003

Amounts in thousands, except per share amounts

Assets:
Investments, at value	$11,034

Cash	1

Receivable for Fund shares sold	1,693

Interest and dividends receivable	3

12,731

Liabilities:
Payable for investments purchased	$1,600

Payable for Fund shares redeemed	3,748

Accrued investment advisory fee	3

Accrued administration fee	1

5,352

Net Assets	$7,379

Net Assets Consist of:
Paid in capital	$108,268

Undistributed net investment income	0

Accumulated undistributed net realized (loss)	(101,591)

Net unrealized appreciation	702

$7,379

Shares Issued and Outstanding:
Institutional Class	1,510

Net Asset Value and Redemption Price Per Share
(Net Assets Per Share Outstanding)
Institutional Class	$4.89

Cost of Investments Owned	$10,332

See accompanying notes  |  6.30.03  |  PIMCO Funds Annual Report    7

Statement of Operations

For the year ended June 30, 2003

Amounts in thousands

Investment Income:
Interest	$4

Dividends, net of foreign taxes	64

Total Income	68

Expenses:
Investment advisory fees	79

Administration fees	33

Trustees’ fees	1

Interest expense	2

Total Expenses	115

Net Investment (Loss)	(47)

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	849

Net change in unrealized (depreciation) on investments	(2,785)

Net (Loss)	(1,936)

Net (Decrease) in Assets Resulting from Operations	$(1,983)

8    PIMCO Funds Annual Report  |  6.30.03  |  See accompanying notes

Statements of Changes in Net Assets

June 30, 2003

Amounts in thousands

Increase (Decrease) in Net Assets from:	Year Ended June 30, 2003	Year Ended June 30, 2002 As Restated (See Note 7)

Operations:
Net investment (loss)	$(47)	$(454)

Net realized gain (loss)	849	(33,123)

Net change in unrealized appreciation (depreciation)	(2,785)	5,531

Net (decrease) resulting from operations	(1,983)	(28,046)

Distributions to Shareholders:
From net realized capital gains
Institutional Class	0	(90)

Total Distributions	0	(90)

Fund Share Transactions:
Receipts for shares sold
Institutional Class	3,202	5,289

Issued as reinvestment of distributions
Institutional Class	0	90

Cost of shares redeemed
Institutional Class	(19,552)	(102,228)

Net (decrease) resulting from Fund share transactions	(16,350)	(96,849)

Total (Decrease) in Net Assets	(18,333)	(124,985)

Net Assets:
Beginning of period	25,712	150,697

End of period*	$7,379	$25,712

*Including undistributed net investment income of:	$0	$0

See accompanying notes  |  6.30.03  |  PIMCO Funds Annual Report    9

Schedule of Investments

RCM Small-Cap Fund

June 30, 2003

	Shares	Value (000s)

COMMON STOCKS 85.7%
Aerospace 0.5%
MTC Technologies, Inc. (a)	1,620	$38

Building 1.1%
Maguire Properties, Inc.	1,300	25
Trex Co., Inc. (a)	1,500	59

		84

Capital Goods 4.1%
Alliance Gaming Corp. (a)	2,675	51
Chelsea Property Group, Inc.	1,165	47
EMCOR Group, Inc. (a)	1,670	82
Mettler-Toledo International, Inc. (a)	1,935	71
Roper Industries, Inc.	1,340	50

		301

Communications 3.2%
Cumulus Media, Inc. ‘A’ (a)	3,810	72
Entercom Communications Corp. (a)	1,045	51
Macromedia, Inc. (a)	2,650	56
Nextel Partners, Inc. (a)	7,385	54

		233

Consumer Discretionary 13.9%
Alexandria Real Estate Equities, Inc.	910	41
Cost Plus, Inc.	1,565	56
Dial Corp.	2,840	55
Electronics Boutique Holdings Corp.	3,900	90
Fossil, Inc. (a)	2,320	55
Fred’s Inc.	1,955	73
Guitar Center, Inc. (a)	2,510	73
Harman International Industries, Inc.	930	74
Hibbett Sporting Goods, Inc. (a)	2,660	88
Jarden Corp. (a)	1,970	54
Regis Corp.	2,745	80
Scholastic Corp. (a)	1,025	30
Select Comfort Corp. (a)	4,910	80
The Gymboree Corp. (a)	3,215	54
United Natural Foods, Inc. (a)	2,965	83
Wet Seal, Inc. ‘A’ (a)	3,350	36

		1,022

Consumer Services 6.9%
BearingPoint, Inc.	8,150	79
Career Education Corp. (a)	1,115	76
Education Management Corp. (a)	1,840	98
Fairmont Hotels & Resorts, Inc.	1,955	46
Lin Television Corp. (a)	2,860	67
Rent-A-Center, Inc. (a)	800	61
The Cheesecake Factory, Inc. (a)	2,300	82

		509

Consumer Staples 1.5%
Performance Food Group Co. (a)	2,980	110

Energy 5.2%
Evergreen Resources, Inc. (a)	1,490	81
FMC Technologies, Inc. (a)	3,020	64
Grey Wolf, Inc. (a)	23,360	94
National-Oilwell, Inc. (a)	2,175	48
Ultra Petroleum Corp. (a)	7,845	101

		388

Environmental Services 1.0%
Waste Connections, Inc. (a)	2,175	76

Financial & Business Services 16.0%
Affiliated Managers Group, Inc. (a)	2,530	154
Alliance Data Systems Corp. (a)	3,675	86
American Capital Strategies Ltd.	2,540	63
BankUnited Financial Corp.	1,720	35
CBL & Associates Properties, Inc.	690	30
Dime Community Bancshares, Inc.	2,170	55
East West Bancorp., Inc.	1,260	45
Knight Trading Group, Inc. (a)	8,020	50
Kroll, Inc. (a)	2,620	71
New Century Financial Corp.	1,070	$47
Ohio Casualty Corp. (a)	2,985	39
Redwood Trust, Inc.	1,610	64
Saxon Capital, Inc. (a)	5,165	90
Southwest Bancorp. of Texas, Inc. (a)	1,970	64
Sterling Bancshares, Inc.	4,960	65
UCBH Holdings, Inc.	2,885	83
Westamerica BanCorp	1,260	54
Westcorp	1,330	37
Wintrust Financial Corp.	1,725	51

		1,183

Healthcare 13.8%
AmSurg Corp. (a)	1,725	53
Amylin Pharmaceuticals, Inc. (a)	1,520	33
Axcan Pharma, Inc. (a)	4,910	62
Cooper Cos., Inc.	1,075	37
CTI Molecular Imaging, Inc. (a)	1,470	28
CV Therapeutics, Inc. (a)	1,620	48
Gen-Probe, Inc. (a)	1,275	52
K-V Pharmaceutical Co. (a)	2,155	60
LifePoint Hospitals, Inc. (a)	2,280	48
Medicis Pharmaceutical ‘A’	240	14
NPS Pharmaceuticals, Inc. (a)	1,160	28
Odyssey Healthcare, Inc. (a)	1,610	59
OSI Pharmaceuticals, Inc. (a)	1,610	52
Renal Care Group, Inc. (a)	2,980	105
ResMed, Inc. (a)	2,670	105
Taro Pharmaceutical Industries (a)	800	44
The Phoenix Cos., Inc.	4,030	36
VCA Antech, Inc. (a)	5,380	105
Wilson Greatbatch Technologies, Inc. (a)	1,385	50

		1,019

Materials & Processing 1.4%
Boise Cascade Corp.	2,410	58
Glatfelter	2,895	43

		101

Technology 13.5%
aQuantive, Inc. (a)	2,500	26
Avocent Corp. (a)	2,310	69
Cypress Semiconductor Corp. (a)	6,410	77
Emulex Corp. (a)	2,660	60
Enterasys Networks, Inc. (a)	10,315	31
Fairchild Semiconductor International, Inc. ‘A’ (a)	5,120	65
FormFactor, Inc. (a)	767	14
GlobespanVirata, Inc. (a)	6,450	53
Integrated Circuit Systems, Inc. (a)	1,375	43
Itron, Inc. (a)	2,995	65
ManTech International Corp. (a)	2,185	42
Maxtor Corp. (a)	6,640	50
Mentor Graphics Corp. (a)	4,505	65
MicroStrategy, Inc. (a)	670	24
Pinnacle Systems, Inc. (a)	4,575	49
Red Hat, Inc. (a)	4,640	35
SINA Corp. (a)	2,195	45
Sohu.com, Inc. (a)	1,965	67
UTStarcom, Inc. (a)	1,800	64
Veeco Instruments, Inc.	2,855	49

		993

Transportation 2.7%
JetBlue Airways Corp. (a)	1,250	53
Knight Transportation, Inc. (a)	1,960	49
UTI Worldwide, Inc. (a)	1,730	54
Werner Enterprises, Inc.	2,150	46

		202

Utilities 0.9%
MDU Resources Group, Inc.	2,025	68

Total Common Stocks (Cost $5,625)		6,327

	Principal Amount (000s)	Value (000s)

SHORT-TERM INSTRUMENTS 63.8%
Repurchase Agreement 4.2%
State Street Bank
0.800% due 07/01/2003	$308	$308
(Dated 06/30/2003. Collateralized by Fannie Mae 5.260% due 10/02/2003 valued at $317. Repurchase proceeds are $308.)

U.S. Treasury Bill 59.6%
0.840% due 07/10/2003	4,400	4,399

Total Short-Term Instruments (Cost $4,707)		4,707

Total Investments 149.5% (Cost $10,332)		$11,034
Other Assets and Liabilities (Net) (49.5%)		(3,655)

Net Assets 100.0%		$7,379

Notes to Schedule of Investments:

(a) Non-income producing security.

10    PIMCO Funds Annual Report  |  6.30.03  |  See accompanying notes

Notes to Financial Statements

June 30, 2003

1. Organization

The RCM Small-Cap Fund (the “Fund”) is a fund of the PIMCO Funds: Multi-Manager Series (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company organized as a Massachusetts business trust. The Trust currently consists of forty-four separate investment funds (the “Funds”). Information presented in these financial statements pertains to the Institutional Class of the Fund.

Effective February 1, 2002, the Dresdner RCM Global Funds, Inc. were reorganized as newly created series of the Trust based on shareholder approval received at a Special Meeting of Stockholders held on December 5, 2001, as adjourned and reconvened on December 19, 2001, January 16, 2002, and January 30, 2002. As a result of the reorganizations, PIMCO Advisors Fund Management LLC now serves as the Funds’ investment adviser while Dresdner RCM Global Investors LLC continues to be responsible for the Funds’ day-to-day investment decisions as a sub-advisor. The Board of Directors approved of a change in the fiscal year-end of the Dresdner RCM Global Funds, Inc., for both financial and tax accounting purposes, from December 31st to June 30th.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The market value for NASDAQ National Market and SmallCap securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Fixed income securities, including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Certain securities for which daily market quotations are not readily available may be valued pursuant to guidelines established by the Board of Trustees. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Funds may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net long-term capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Federal Income Taxes. The Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Taxes on Dividends. Dividend income in the Statement of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were $142.

Repurchase Agreements. The Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price

6.30.03  |  PIMCO Funds Annual Report    11

Notes to Financial Statements (Cont.)

June 30, 2003

and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. PIMCO Advisors Fund Management LLC (PIMCO Advisors) is an indirect subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets of the Fund. The Advisory Fee is charged at the annual rate of 0.72%.

Dresdner RCM Global Investors LLC is the sub-advisor, which under the supervision of the Adviser, directs the investments of the Fund’s assets. The advisory fees received by the Adviser are paid in full or in part to the sub-advisors in accordance with the portfolio management agreements.

Prior to February 1, 2002, the Fund paid investment advisory fees to Dresdner RCM Global Investors LLC monthly. The annual advisory fees paid by the Fund were 1.00% of average daily net assets. Dresdner RCM Global Investors LLC had voluntarily agreed to pay the Fund the amount, if any, by which ordinary operating expenses of the Fund for each quarter (except interest, taxes, and extraordinary expenses) exceeded 1.02% of its average daily net assets.

Administration Fee. The Adviser provides administration services to the Trust for which it receives from the Fund a monthly administration fee based on average daily net assets. The Administration Fee is charged at the annual rate of 0.30%.

Redemption Fee. Investors’ shares of the Fund will be subject to a Redemption Fee on redemptions and exchanges of 1.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 30 days of their acquisition (i.e., beginning on the 31st day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges. A new 30 day time period will begin with each acquisition of shares through a purchase or exchange. Redemption fees, if any, are recorded as additions to paid in capital in the Statements of Changes in Net Assets.

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Fund to defray certain costs described below and are not paid to or retained by the Adviser, the Fund’s Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees.

Redemptions and exchanges by shareholders that are investing through qualified retirement plans such as 401(k) plans will not be subject to the Redemption Fee. In addition, redemptions and exchanges by shareholders that are investing through financial institutions (for example, through broker-dealer omnibus accounts) that have not agreed to assess the Redemption Fees against such shareholders will not be subject to Redemption Fees. The Trust may eliminate or modify these waivers at any time. For the year ended June 30, 2003 there were no redemption fees paid to the Fund.

Expenses. The Trust is also responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO Advisors or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO Advisors or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Trustee expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets. Each unaffiliated Trustee receives a quarterly retainer of $14,250, plus $3,000 for each Board of Trustees meeting attended in person and $1,500 for each meeting attended telephonically, and $1,500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. The Chairman of the Audit and Performance Committees receives an additional annual retainer of $3,000, the Chairman of the Independent Trustees receives an additional annual retainer of $7,000, and each Vice Chairman of the Independent Trustees receives an additional annual retainer of $4,000. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with extraordinary Fund activities or circumstances, the Trustee shall be compensated for such services at the rate of $2,000 per day, plus reimbursement of reasonable expenses. Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1997, which permits the Trustees to defer their receipt of compensation from the Trust, at their

12    PIMCO Funds Annual Report  |  6.30.03

election, in accordance with the terms of the plan. The Fund’s allocable share of Trustee expenses for the period ended June 30, 2003 was $928.

4. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2003, were as follows (amounts in thousands):

Non-U.S Government/Agency

Purchases	Sales

$15,319	$32,491

5. Federal Income Tax Matters

As of June 30, 2003, the components of distributable taxable earnings were as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation on Derivatives and Foreign Currency Denominated Assets/Liabilities	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses(1)	Post-October Deferral

$0	$0	$0	$0	$(101,457)	$0

(1)	Capital loss carryovers expire in varying amounts through June 30, 2011.

As of June 30, 2003, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation(2)

$10,466	$660	$(92)	$568

(2)	Primary differences, if any, between book and tax net unrealized appreciation are attributable to wash sale loss deferrals and REIT return of capital adjustments for federal income tax purposes.

As of fiscal year ended June 30, 2003, the Fund made the following tax basis distributions (amounts in thousands):

Ordinary Income Distributions	Long-Term Capital Gains Distributions	Return of Capital

$0	$0	$0

6. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	RCM Small-Cap Fund

	Year Ended 06/30/2003		Year Ended 06/30/2002 As Restated (see Note 7)

	Shares	Amount	Shares	Amount

Receipts for shares sold	689	$3,202	1,096	$5,289

Issued as reinvestment of distributions	0	0	17	90

Cost of shares redeemed	(4,819)	(19,552)	(20,823)	(102,228)

Net (decrease) resulting from Fund share transactions	(4,130)	$(16,350)	(19,710)	$(96,849)

6.30.03  |  PIMCO Funds Annual Report    13

Notes to Financial Statements (Cont.)

June 30, 2003

7. Restatement of Prior Years’ Financial Statements

The financial statements for the fiscal periods ended December 31, 2000, June 30, 2001 and June 30, 2002 for the Fund have been restated to reflect an investment in a warrant that was not previously recorded by the Fund. This warrant was excercised, and its value realized, in June 2003. The effect of this warrant on the Fund’s financial statements (including shares outstanding) is summarized below:

	Year Ended December 31, 2000 Reported	Year Ended December 31, 2000 Restated

Financial Highlights:
Net realized/unrealized gain (loss) on investments	$(1.81)	$(1.74)

Total income (loss) from investment operations	(1.87)	(1.80)

Net asset value end of period	6.43	6.50

Total return	(17.87)%	(17.34)%

Net assets end of period (000s)	$176,879	$179,233

	Six-Month Period Ended June 30, 2001 Reported	Six-Month Period Ended June 30, 2001 Restated

Financial Highlights:
Net realized/unrealized gain (loss) on investments	$(0.65)	$(0.54)

Total income (loss) from investment operations	(0.66)	(0.55)

Net asset value end of period	5.77	5.95

Total return	(10.40)%	(8.46)%

Net assets end of period (000s)	$145,470	$150,697

	Year Ended June 30, 2002 Reported	Year Ended June 30, 2002 Restated

Financial Highlights:
Net realized/unrealized gain (loss) on investments	$(1.39)	$(1.35)

Total income (loss) from investment operations	(1.42)	(1.38)

Net asset value end of period	4.34	4.56

Total return	(24.71)%	(23.28)%

Net assets end of period (000s)	$21,998	$25,712

Statements of Changes in Net Assets:
Increase (Decrease) in Net Assets from Operations:
Net change in unrealized appreciation (depreciation)	$7,044	$5,531

Net (decrease) resulting from operations	(26,533)	(28,046)

Total (Decrease) in Net Assets	$(123,472)	$(124,985)

Net Assets Beginning of period	$145,470	$150,697

Net Assets End of period	$21,998	$25,712

Shares of Beneficial Interest Footnote:
Shares sold	1,123	1,096

Shares redeemed	(21,301)	(20,823)

Net (decrease) in shares outstanding	(20,161)	(19,710)

14    PIMCO Funds Annual Report  |  6.30.03

Report of Independent Auditors

To the Trustees of PIMCO Funds: Multi-Manager Series and Shareholders of the PIMCO RCM Small-Cap Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights presents fairly, in all material respects, the financial position of the PIMCO RCM Small-Cap Fund (a fund of PIMCO Funds: Multi-Manager Series, hereafter referred to as the “Fund”) at June 30, 2003, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 2003 by correspondence with the custodian and counterparties, provides a reasonable basis for our opinion.

As described in Note 7, the financial statements for the fiscal periods ended December 31, 2000, June 30, 2001 and June 30, 2002 have been restated to reflect an investment in a warrant that was not previously recorded by the Fund.

PricewaterhouseCoopers LLP

Kansas City, Missouri

August 29, 2003

6.30.03  |  PIMCO Funds Annual Report    15

Trustees and Officers of PIMCO Funds: Multi-Manager Series (unaudited)

The chart below identifies the Trustees and Officers of the Trust. The “interested” Trustee defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

Trustees of the Trust

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Stephen J. Treadway* (56) Chairman of the Board and Trustee	05/1997 to present	Managing Director, ADAM of America L.P.; Managing Director and Chief Executive Officer, PIMCO Advisors Distributors LLC (“PAD”); and Managing Director and Chief Executive Officer, PIMCO Advisors Fund Management LLC (PIMCO Advisors).	44	Chairman, or Chairman and Trustee, thirteen Funds advised by PIMCO Advisors.

Independent Trustees

E. Philip Cannon (62) Trustee	03/2000 to present	President, Houston Zoo, Inc. Proprietor, Cannon & Company. Formerly, Headmaster, St. John’s School, Houston, Texas.	114	Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Variable Insurance Trust.

Donald P. Carter (76) Trustee	01/1997 to present	Retired. Formerly, Chairman, Executive Vice President and Director, Cunningham & Walsh, Inc., Chicago, (advertising agency); Chairman and Director, Moduline Industries, Inc., (a manufacturer of commercial windows and curtain walls).	44	None

Gary A. Childress (69) Trustee	01/1997 to present	Private Investor. Formerly, Chairman and Director, Bellefonte Lime Company, Inc. (calcitic lime producer); and partner, GenLime, L.P.	44	None

Theodore J. Coburn (49) Trustee	06/2002 to present	President, Coburn Group; and Partner, Brown, Coburn & Co. Formerly, Senior Vice President, NASDAQ Stock Market.	44	None

W. Bryant Stooks (62) Trustee	01/1997 to present	President, Bryant Investments, Ltd.; President, Ocotillo at Price LLC, (real estate investments); Director, American Agritec LLC, (manufacturer of hydroponics products). Formerly, President, Senior Vice President, Director and Chief Executive Officer, Archirodon Group Inc., (international construction firm).	44	None

Gerald M. Thorne (65) Trustee	01/1997 to present	Director, VPI Inc. (plastics company); and American Orthodontics Corp. Formerly, Director, Kaytee, Inc., (birdseed company); President and Director, Firstar National Bank of Milwaukee; Chairman, President and Director, Firstar National Bank of Sheboygan; Director, Bando-McGlocklin, (small business investment company); and Director, Schrier Malt.	44	None

*	Mr. Treadway is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with ADAM of America L.P. and its affiliates.
**	Trustees serve until their successors are duly elected and qualified.

16    PIMCO Funds Annual Report  |  6.30.03

Executive Officers

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Newton B. Schott, Jr. (61) President, Chief Executive Officer and Secretary	01/1997 to present	Managing Director, Chief Administrative Officer, Secretary and General Counsel, PAD. Formerly, Executive Vice President, PAD.

Benno J. Fischer (61) Vice President	12/2002 to present	Managing Director, NFJ Investment Group.

E. Clifton Hoover (46) Vice President	12/2002 to present	Managing Director, NFJ Investment Group.

H. “Fox” Ling (45) Vice President	03/2003 to present	Portfolio Manager, ADAM of America L.P.

Henrik P. Larsen (33) Vice President	02/2000 to present	Vice President, Pacific Investment Management Company LLC (PIMCO). Formerly, Manager, PIMCO.

J. Chris Najork (58) Vice President	12/2002 to present	Managing Director, NFJ Investment Group.

Jeffrey M. Partenheimer (43) Vice President	03/2003 to present	Managing Director, NFJ Investment Group.

Jeffrey M. Sargent (40) Vice President	02/1996 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

John K. Schneider (38) Vice President	12/2000 to present	Portfolio Manager and Managing Director, PIMCO Equity Advisors.

Garlin G. Flynn (57) Assistant Secretary	03/1995 to present	Specialist, PIMCO.

John P. Hardaway (46) Treasurer and Financial Accounting Officer	08/1995 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Erik C. Brown (35) Assistant Treasurer	02/2001 to present	Vice President, PIMCO. Formerly, Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.

***	The Officers of the Trust are re-appointed annually by the Board of Trustees.

6.30.03  |  PIMCO Funds Annual Report    17

PIMCO Funds: Access to the highest standard

Manager	PIMCO Advisors Fund Management LLC, 888 San Clemente Newport Beach, CA 92660

Distributor	PIMCO Advisors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902

Custodian	State Street Bank & Trust Company, 801 Pennsylvania, Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent	National Financial Data Services, 330 W. 9th Street, 4th Floor Kansas City, MO 64105

Independent Auditors	PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

Legal Counsel	Ropes & Gray, One International Place, Boston, MA 02110

For Account Information	For PIMCO Funds account information contact your financial advisor, or if you receive account statements directly from PIMCO Funds, you can also call 1-800-927-4648.

This is a copy of a report by PIMCO Funds to its shareholders. Distribution of this report to persons other than shareholders of the Trust is authorized only when accompanied by the Trust’s Prospectus. This report does not offer for sale or solicit orders to buy any securities.

PIMCO Advisors

Distributors LLC

2187 Atlantic Street

Stamford, CT 06902-6896

Annual Report

6. 30. 03

PIMCO Domestic Stock Funds

Share Classes

A  B  C

GROWTH STOCK FUNDS

RCM Large-Cap Growth Fund

RCM Tax-Managed Growth Fund

PPA Tax-Efficient Equity Fund

PEA Growth Fund

NACM Growth Fund

RCM Mid-Cap Fund

PEA Target Fund

PEA Opportunity Fund

BLEND STOCK FUNDS

PEA Growth & Income Fund

NACM Core Equity Fund

CCM Capital Appreciation Fund

CCM Mid-Cap Fund

VALUE STOCK FUNDS

PEA Value Fund

NACM Value Fund

NFJ Equity Income Fund

NFJ Basic Value Fund

NACM Flex-Cap Value Fund

NFJ Small-Cap Value Fund

STOCK AND BOND FUND

Asset Allocation Fund

This material is authorized for use only when preceded or accompanied by a current PIMCO Funds: Multi-Manager Series prospectus, which describes in greater detail the investment policies, management fees and other matters of interest to prospective investors. Please read the prospectus carefully before you invest or send money.

PIMCO

ADVISORS

Chairman’s Letter

Dear Shareholder:

Stock fund investors received a much-needed boost in recent months, as the equity markets experienced a robust rally—one that spanned a broad range of sectors, styles, market capitalizations and countries. Although geopolitical concerns had weighed on the markets in late 2002 and early 2003, these quickly dissipated in April with the formal end of the Iraq war. Continued monetary easing by the Federal Reserve and the passage of the Bush tax cut package added to the momentum, helping to rekindle investor interest in stocks.

While the S&P 500 Index posted a modest 0.25% gain during the past 12 months, it is significant to note that the Index rose more than 26% from its low on October 10, 2002 to June 30, 2003—the end of the fiscal year for the funds in this annual report. The international markets experienced similar trends, especially the emerging markets, which benefited from investors’ increased appetite for risk.

Even though stocks appear to be on a better footing, it is important to remember that markets never move straight up. Investors can—and should—expect bouts of volatility. That is why it remains essential to maintain a well-diversified portfolio. While it may be tempting to react hastily to changing market conditions, adhering to core stock and bond allocations is usually the best long-term strategy. As always, we encourage you to work with your financial advisor to develop an asset allocation plan that is tailored to your personal goals and risk tolerance.

If you have any questions about this report or your investment, please contact your financial advisor. You can also call PIMCO Advisors at 1-800-426-0107, or visit www.pimcoadvisors.com.

Once again, we thank you for the trust you have placed in us.

Sincerely,

Stephen Treadway

Chairman

July 31, 2003

6.30.03 I PIMCO Funds Annual Report	3

A STOCK AND BOND FUND

PIMCO Asset Allocation Fund

•	PIMCO Asset Allocation Fund seeks long-term capital appreciation and current income by investing within specific equity and fixed income targets and ranges among certain Funds in the PIMCO Funds family.

•	The Fund’s Class A Shares had a total return of 3.15% for the fiscal year ended June 30, 2003. This result slightly underperformed the 5.56% return of the Fund’s blended benchmark. However, the Fund performed relatively strong as compared to other balanced funds within the Lipper Universe.

•	Global equities experienced significant volatility early in the period. In October, the S&P 500 Index retreated to April 1997 levels as increased geopolitical tensions with Iraq and North Korea, fear of deflation, increased unemployment and lackluster retail sales weighed on the equity markets. As geopolitical tensions decreased and fiscal stimulus initiatives such as lower interest rates and tax cuts started to take effect, stocks rebounded through the spring and early summer periods.

•	Overall, the portfolio benefited from positions in PIMCO Total Return Fund and PIMCO High Yield Fund, which performed strongly in a favorable investment climate for U.S. bonds. Positions in PIMCO PEA Opportunity Fund and PIMCO Emerging Markets Bond Fund also helped performance during the past six months as investors’ appetite for risk increased.

•	Performance was hindered by PIMCO RCM International Growth Equity Fund, which was held back by weakness in the European equity markets.

AVERAGE ANNUAL TOTAL RETURN    For periods ended 6/30/03

	1 year	5 year	10 year	Inception (9/30/98)
PIMCO Asset Allocation Fund Class A	3.15%	—	—	4.27%

PIMCO Asset Allocation Fund Class A (adjusted)	–2.54%	—	—	3.04%

PIMCO Asset Allocation Fund Class B	2.44%	—	—	3.50%

PIMCO Asset Allocation Fund Class B (adjusted)	–2.56%	—	—	3.15%

PIMCO Asset Allocation Fund Class C (adjusted)	1.40%	—	—	3.50%

Russell 3000 Index	0.76%	—	—	—

Lehman Brothers Aggregate Bond Index	10.40%	—	—	—

48% Russell 3000 Index; 12% MSCI All Country World Index Ex-U.S.; 40% LBAG Index	5.56%	—	—	—

Lipper Balanced Fund Average	2.90%	—	—	—

CHANGE IN VALUE    For periods ended 6/30/03

Past performance is no guarantee of future results.

4	PIMCO Funds Annual Report I 6.30.03

A BLEND STOCK FUND

PIMCO CCM Capital Appreciation Fund

•	PIMCO CCM Capital Appreciation Fund seeks growth of capital by normally investing at least 65% of its assets in common stocks of companies with larger market capitalizations that have improving fundamentals and reasonable valuations.

•	The Fund’s Class A Shares returned –4.17% for the one-year period ended June 30, 2003 versus a 0.25% return for the Fund’s benchmark, the S&P 500 Index.

•	Stocks had mixed results during the past year, with early volatility offset by strong performance later in the period. Responding favorably to the resolution of war in Iraq and the passage of the Bush tax stimulus package, the broad market experienced double-digit gains in the second quarter of 2003. Riskier sectors experienced the most volatility as well as the greatest gains in this environment, as investors lost and then regained confidence in an economic recovery.

•	At first, the Fund’s prudent technology stock selection had a positive impact on relative performance, as the sector experienced volatility in the third quarter of 2002. Yet this exposure ultimately detracted from returns, as technology stocks—especially those with weaker fundamentals that were not in the portfolio—rallied the most. Still, a focus on business productivity technology positioned the Fund to benefit from a technology spending turnaround.

•	The Fund’s exposure to healthcare stocks also hurt overall performance, as investors overlooked more defensive issues in favor of more speculative areas of the market. Healthcare stocks started to have a positive impact on the Fund in early 2003, with medical devices leading the way. Good stock selection in the pharmaceutical sector also contributed to performance, with specialty pharmaceutical holdings posting solid gains.

AVERAGE ANNUAL TOTAL RETURN    For periods ended 6/30/03

	1 year	5 year	10 year	Inception (3/8/91)
PIMCO CCM Capital Appreciation Fund Class A	–4.17%	–0.33%	10.12%	11.46%

PIMCO CCM Capital Appreciation Fund Class A (adjusted)	–9.44%	–1.45%	9.50%	10.95%

PIMCO CCM Capital Appreciation Fund Class B	–4.93%	–1.08%	9.55%	10.99%

PIMCO CCM Capital Appreciation Fund Class B (adjusted)	–9.68%	–1.30%	9.55%	10.99%

PIMCO CCM Capital Appreciation Fund Class C (adjusted)	–5.85%	–1.07%	9.31%	10.64%

S&P 500 Index	0.25%	–1.61%	10.04%	—

Lipper Multi-Cap Core Fund Average	–0.42%	–0.29%	8.75%	—

CHANGE IN VALUE    For periods ended 6/30/03

Past performance is no guarantee of future results.

6.30.03 I PIMCO Funds Annual Report	5

A BLEND STOCK FUND

PIMCO CCM Mid-Cap Fund

•	PIMCO CCM Mid-Cap Fund seeks growth of capital by normally investing at least 80% of its assets in common stocks of companies with medium market capitalizations.

•	For the one-year period ended June 30, 2003, the Fund’s Class A Shares returned –2.54%, compared with a return of –5.97% for the Russell Mid- Cap Index.

•	Stocks had mixed results during the past year, with early volatility offset by strong performance later in the period. Responding favorably to the resolution of war in Iraq and the passage of the Bush tax stimulus package, the broad market experienced double digit gains in the second quarter of 2003. Riskier sectors experienced the most volatility as well as the greatest gains in this environment, as investors lost and then regained confidence in an economic recovery.

•	In this environment, technology exposure was a net negative for Fund performance. Initially, the Fund’s focus on higher-quality tech stocks aided results amid a pronounced sell-off in the third quarter of 2002. Yet this positioning detracted from returns in subsequent quarters, as technology stocks with weaker fundamentals—which did not fit into the Fund’s growth strategy and were not in the portfolio—experienced the biggest rally during the stock market run-up.

•	Overall, stock selection and a continued overweighting in the healthcare sector benefited the Fund during the period.

AVERAGE ANNUAL TOTAL RETURN    For periods ended 6/30/03

	1 year	5 year	10 year	Inception (8/26/91)
PIMCO CCM Mid-Cap Fund Class A	–2.54%	0.93%	9.95%	11.05%

PIMCO CCM Mid-Cap Fund Class A (adjusted)	–7.90%	–0.21%	9.33%	10.52%

PIMCO CCM Mid-Cap Fund Class B	–3.35%	0.18%	9.38%	10.57%

PIMCO CCM Mid-Cap Fund Class B (adjusted)	–8.18%	–0.10%	9.38%	10.57%

PIMCO CCM Mid-Cap Fund Class C (adjusted)	–4.26%	0.18%	9.14%	10.23%

Russell Mid-Cap Index	–5.97%	1.55%	9.78%	—

Lipper Mid-Cap Core Fund Average	–0.23%	4.82%	10.25%	—

CHANGE IN VALUE    For periods ended 6/30/03

Past performance is no guarantee of future results.

6	PIMCO Funds Annual Report I 6.30.03

A BLEND STOCK FUND

PIMCO NACM Core Equity Fund

•	PIMCO NACM Core Equity Fund seeks long-term capital appreciation by investing at least 80% of its assets in equity securities. The Fund emphazies U.S. companies with large market capitalizations.

•	PIMCO NACM Core Equity Fund Class A Shares delivered a return of 18.53% for the period beginning July 19, 2002 (the Fund’s inception) and ending on June 30, 2003. That compares to the 16.95% return of its benchmark, the S&P 500 Index, for the same time period.

•	The U.S. stock market endured a period of volatility heightened by concerns over war in Iraq and evidence of a weak global economy. Once the Iraq situation was resolved, U.S. equities staged a four-month rally through the period’s end.

•	In absolute terms, the Fund’s advance was driven largely by positive stock selection in the consumer services and utilities sectors. Overweight exposure to the consumer services area also boosted returns. However, the portfolio’s holdings in the consumer durables and transportation sectors registered substantial declines.

•	On a relative basis, holdings in the consumer services and utilities sectors proved most beneficial. Meanwhile, stock selection in technology and financial services companies hampered returns relative to the benchmark.

•	Best-performing stocks for the period included Citigroup, a financial services giant that gained on an improving credit picture, its diversity of revenue streams, and its leverage to an improving economy and capital markets; Fox Entertainment Group, a media company benefiting from strong programming and an improving environment for advertising spending; and Amazon.com, which has survived the shakeout of Internet-related companies and appears poised for long-term profitability.

CUMULATIVE TOTAL RETURN    For periods ended 6/30/03

	1 year	5 year	10 year	Inception (7/19/02)
PIMCO NACM Core Equity Fund Class A	—	—	—	18.53%

PIMCO NACM Core Equity Fund Class A (adjusted)	—	—	—	12.01%

PIMCO NACM Core Equity Fund Class B	—	—	—	17.73%

PIMCO NACM Core Equity Fund Class B (adjusted)	—	—	—	12.73%

PIMCO NACM Core Equity Fund Class C	—	—	—	17.68%

S&P 500 Index	—	—	—	16.95%

Lipper Large-Cap Core Fund Average	—	—	—	—

CHANGE IN VALUE    For periods ended 6/30/03

Past performance is no guarantee of future results.

6.30.03 I PIMCO Funds Annual Report	7

A VALUE STOCK FUND

PIMCO NACM Flex-Cap Value Fund

•	PIMCO NACM Flex-Cap Value Fund seeks long-term capital appreciation by investing primarily in common stock of U.S. companies that, in the opinion of the portfolio managers, are undervalued in the market place based on a number of valuation factors.

•	PIMCO NACM Flex-Cap Value Fund Class A Shares delivered a return of 26.06% for the period beginning July 19, 2002 (the Fund’s inception) and ending on June 30, 2003. That compares to the 16.11% return of its benchmark, the Russell 3000 Value Index, for the same time period.

•	The U.S. stock market endured a period of volatility heightened by concerns over war in Iraq and evidence of a weak global economy. Once the Iraq situation was resolved, the market staged a four-month rally through the period’s end.

•	Both absolute and relative returns were driven by positive stock selection in the commercial/industrial services and insurance services sectors. On the negative side, holdings in transportation and consumer durables stocks declined significantly, although a substantial underweight in the latter area helped mitigate the damage.

•	On a relative basis, stock selection in utilities and healthcare shares proved disappointing.

•	Best-performing stocks for the period included financial giants Citigroup and Bank of America. Citigroup gained on an improving credit picture, its diversity of revenue streams, and its leverage to an improving economy and capital markets. Bank of America benefited from the improving credit quality of its commercial clients, near-record volume in new mortgage and mortgage refinancing activity, and positive effects from the flattening of the yield curve.

CUMULATIVE TOTAL RETURN    For periods ended 6/30/03

	1 year	5 year	10 year	Inception (7/19/02)
PIMCO NACM Flex-Cap Value Fund Class A	—	—	—	26.06%

PIMCO NACM Flex-Cap Value Fund Class A (adjusted)	—	—	—	19.12%

PIMCO NACM Flex-Cap Value Fund Class B	—	—	—	25.09%

PIMCO NACM Flex-Cap Value Fund Class B (adjusted)	—	—	—	20.09%

PIMCO NACM Flex-Cap Value Fund Class C (adjusted)	—	—	—	24.12%

Russell 3000 Value Index	—	—	—	16.11%

Lipper Multi-Cap Core Fund Average	—	—	—	—

CHANGE IN VALUE    For periods ended 6/30/03

Past performance is no guarantee of future results.

8	PIMCO Funds Annual Report I 6.30.03

A GROWTH STOCK FUND

PIMCO NACM Growth Fund

•	PIMCO NACM Growth Fund seeks long-term capital appreciation by investing at least 65% of its assets in equity securities of U.S. companies with large market capitalizations.

•	PIMCO NACM Growth Fund Class A Shares delivered a return of 12.10% for the period beginning July 19, 2002 (the Fund’s inception) and ending on June 30, 2003. That compares to the 18.23% return of its benchmark, the Russell 1000 Growth Index, for the same time period.

•	The U.S. stock market endured a period of volatility heightened by concerns over war in Iraq and evidence of a weak global economy. Once the Iraq situation was resolved, the market staged a four-month rally through the period’s end.

•	In absolute terms, the Fund’s gains were driven primarily by positive stock selection in the healthcare and utilities sectors. Underweight holdings in the producers/manufacturing and insurance services areas, both of which declined, also helped the Fund finish the quarter in positive territory.

•	On a relative basis, holdings in the healthcare sector were the most beneficial, while stock selection in technology, consumer services, and commercial/industrial services companies proved disappointing.

•	Best-performing stocks for the period included Clear Channel Communications, a media company benefiting from an improved environment for advertising spending; and biotechnology companies Amgen, Forest Laboratories, and Gilead Sciences, which advanced on positive news flow and the industry’s rebound from an oversold position. Clear Channel Communications and Forest Laboratories have been sold from the Fund.

CUMULATIVE TOTAL RETURN    For periods ended 6/30/03

	1 year	5 year	10 year	Inception (7/19/02)
PIMCO NACM Growth Fund Class A	—	—	—	12.10%

PIMCO NACM Growth Fund Class A (adjusted)	—	—	—	5.93%

PIMCO NACM Growth Fund Class B	—	—	—	11.30%

PIMCO NACM Growth Fund Class B (adjusted)	—	—	—	6.30%

PIMCO NACM Growth Fund Class C (adjusted)	—	—	—	10.30%

Russell 1000 Growth Index	—	—	—	18.23%

Lipper Large-Cap Growth Fund Average	—	—	—	—

CHANGE IN VALUE    For periods ended 6/30/03

Past performance is no guarantee of future results.

6.30.03 I PIMCO Funds Annual Report	9

A VALUE STOCK FUND

PIMCO NACM Value Fund

•	PIMCO NACM Value Fund seeks long-term capital appreciation by investing primarily in equity securities of large U.S. companies that, in the opinion of the portfolio managers, are undervalued in the market place based on a number of valuation factors.

•	PIMCO NACM Value Fund Class A Shares delivered a total return of 21.53% for the period beginning July 19, 2002 (the Fund’s inception) and ending on June 30, 2003. That compares to the 16.19% return of its benchmark, the Russell 1000 Value Index, for the same time period.

•	The U.S. stock market endured a period of volatility heightened by concerns over war in Iraq and evidence of a weak global economy. Once the Iraq situation was resolved, U.S. equities staged a four-month rally through the period’s end.

•	Both absolute and relative returns were driven by positive stock selection in the utilities and consumer services sectors. Substantially underweight exposure to consumer durables stocks, which declined both in the benchmark and in the portfolio, also helped the Fund’s relative performance. On the negative side, holdings in retail trade and transportation stocks declined.

•	On a relative basis, stock selection in technology and financial services shares proved disappointing.

•	Best-performing stocks for the period included Citigroup, a financial services giant that gained on an improving credit picture, its diversity of revenue streams, and its leverage to an improving economy and capital markets; Fox Entertainment Group, a media company benefiting from strong programming and an improving environment for advertising spending; and McDonald’s Corp., which rebounded from oversold levels amid favorable exchange rates and the success of its “Finding Nemo” tie-ins.

CUMULATIVE TOTAL RETURN    For periods ended 6/30/03

	1 year	5 year	10 year	Inception (7/19/02)
PIMCO NACM Value Fund Class A	—	—	—	21.53%

PIMCO NACM Value Fund Class A (adjusted)	—	—	—	14.85%

PIMCO NACM Value Fund Class B	—	—	—	20.71%

PIMCO NACM Value Fund Class B (adjusted)	—	—	—	15.71%

PIMCO NACM Value Fund Class C (adjusted)	—	—	—	19.67%

Russell 1000 Value Index	—	—	—	16.19%

Lipper Large-Cap Value Fund Average	—	—	—	—

CHANGE IN VALUE    For periods ended 6/30/03

Past performance is no guarantee of future results.

10	PIMCO Funds Annual Report I 6.30.03

A VALUE STOCK FUND

PIMCO NFJ Basic Value Fund

•	PIMCO NFJ Basic Value Fund seeks long-term growth of capital and income by normally investing at least 65% of its assets in the common stocks of companies with market capitalizations of more than $2 billion at the time of investment and below average P/E ratios relative to the market and their respective industry groups.

•	The Fund’s Class A Shares returned –3.49% for the fiscal year ended June 30, 2003, versus the –0.65% return from the Fund’s benchmark, the Russell Mid-Cap Value Index. The Fund continues to track the benchmark’s performance over the longer term, with Class A Shares returning 7.85% for the three years ending June 30, 2003, and the Russell Mid-Cap Value Index returning 7.86%.

•	Value stocks saw two very different markets during the year covered by this report. In the third quarter of 2002 and first quarter of 2003, investor confidence waned amid economic and geopolitical uncertainty. Value stocks, which tend to be more defensive, demonstrated strength in this environment. However, investors favored more speculative areas as conditions improved in the fourth quarter of 2002 and second quarter of 2003, causing value stocks to lag.

•	The Fund’s performance was strong relative to its benchmark during the first half of the reporting period. But, sector strategies that worked well during this environment hindered the Fund during the market’s later recovery. In particular, the Fund’s relative performance was hurt by its underweighting in healthcare and technology. The Fund’s exposure to consumer staples was also a drag on performance.

AVERAGE ANNUAL TOTAL RETURN    For periods ended 6/30/03

	1 year	5 year	10 year	Inception (5/8/00)
PIMCO NFJ Basic Value Fund Class A	–3.49%	—	—	6.44%

PIMCO NFJ Basic Value Fund Class A (adjusted)	–8.80%	—	—	4.55%

PIMCO NFJ Basic Value Fund Class B	–4.26%	—	—	5.67%

PIMCO NFJ Basic Value Fund Class B (adjusted)	–8.88%	—	—	4.82%

PIMCO NFJ Basic Value Fund Class C (adjusted)	–5.15%	—	—	5.68%

Russell Mid-Cap Value Index	–0.65%	—	—	—

Lipper Mid-Cap Value Fund Average	0.62%	—	—	—

CHANGE IN VALUE    For periods ended 6/30/03

Past performance is no guarantee of future results.

6.30.03 I PIMCO Funds Annual Report	11

A VALUE STOCK FUND

PIMCO NFJ Equity Income Fund

•	PIMCO NFJ Equity Income Fund seeks current income as a primary objective and long-term growth of capital as a secondary objective by normally investing at least 80% of its assets in equity securities. The Fund invests a significant portion of its assets in dividend-paying common stocks of companies with market capitalizations of more than $2 billion at the time of investment.

•	For the one-year period ending June 30, 2003, PIMCO NFJ Equity Income Fund Class A Shares returned 0.49%, outperforming the 0.25% return of its benchmark, the S&P 500 Index and the –1.93% return of the Lipper Equity Income Fund Average.

•	Value stocks saw two very different markets during the year covered by this report. In the third quarter of 2002 and first quarter of 2003, investor confidence waned amid economic and geopolitical uncertainty. Value stocks, which tend to be more defensive, demonstrated strength in this environment. However, investors favored more speculative areas as conditions improved in the fourth quarter of 2002 and second quarter of 2003, causing value stocks to lag.

•	The Fund’s strict value discipline served it well during the early part of the reporting period. Specifically, the Fund’s relative performance through the first six months was helped by an underweighting in technology, which posted significant losses.

•	These same strengths turned around to hinder relative performance in the second half of the reporting period. In particular, the Fund’s underweighting in technology hurt relative performance when this sector performed well in the first half of 2003.

•	The Fund’s focus on dividend-paying stocks proved to be beneficial in the fourth quarter of 2002, as investors bid up these stocks in anticipation of a dividend tax reform law being passed. However, the Fund was hurt in the first half of 2003 as dividend-paying stocks significantly underperformed non-dividend-paying stocks.

AVERAGE ANNUAL TOTAL RETURN    For periods ended 6/30/03

	1 year	5 year	10 year	Inception (5/8/00)
PIMCO NFJ Equity Income Fund Class A	0.49%	—	—	7.72%

PIMCO NFJ Equity Income Fund Class A (adjusted)	–5.04%	—	—	5.80%

PIMCO NFJ Equity Income Fund Class B	–0.27%	—	—	6.95%

PIMCO NFJ Equity Income Fund Class B (adjusted)	–4.88%	—	—	6.14%

PIMCO NFJ Equity Income Fund Class C (adjusted)	–1.18%	—	—	6.91%

S&P 500 Index	0.25%	—	—	—

Lipper Equity Income Fund Average	–1.93%	—	—	—

CHANGE IN VALUE    For periods ended 6/30/03

Past performance is no guarantee of future results.

12	PIMCO Funds Annual Report I 6.30.03

A VALUE STOCK FUND

PIMCO NFJ Small-Cap Value Fund

•	PIMCO NFJ Small-Cap Value Fund seeks long-term growth of capital and income by normally investing at least 80% of its assets in companies with market capitalizations of between $100 million and $1.5 billion at the time of investment.

•	The Fund’s Class A Shares returned 1.72% for the one-year period ended June 30, 2003, versus –1.63% for the Fund’s benchmark, the Russell 2000 Index. It also outperformed its Lipper Average, which returned –3.10% for the same time period.

•	Value stocks saw two very different markets during the year covered by this report. In the third quarter of 2002 and first quarter of 2003, investor confidence waned amid economic and geopolitical uncertainty. Value stocks, which tend to be more defensive, demonstrated strength in this environment. However, investors favored more speculative areas as conditions improved in the fourth quarter of 2002 and second quarter of 2003, causing value stocks to lag.

•	The Fund benefited from its deep-value, style-pure investment process for much of the past year. In particular, the Fund was helped by its exposure to real estate investment trusts (REITs), especially healthcare REITs such as Healthcare Property Investors and Healthcare Realty Trust.

•	The Fund benefited from an overweight in energy. Investors bid up energy stocks due to the unseasonably cold weather in much of the country and geopolitical concerns in Venezuela and the Middle East.

•	Because of continued market volatility, the portfolio’s diversification across industries continued to benefit the portfolio during the past year. This strategy continued to help limit downside risk while enabling the Fund to be invested in undervalued stocks in a variety of sectors.

•	The Fund was negatively affected by its substantial underweighting of technology stocks, which experienced a dramatic rally in the first half of 2003. However, the Fund’s strict value discipline continues to preclude it from having any significant exposure to technology.

AVERAGE ANNUAL TOTAL RETURN    For periods ended 6/30/03

	1 year	5 year	10 year	Inception (10/1/91)
PIMCO NFJ Small-Cap Value Fund Class A	1.72%	6.45%	11.65%	12.49%

PIMCO NFJ Small-Cap Value Fund Class A (adjusted)	–3.88%	5.25%	11.02%	11.95%

PIMCO NFJ Small-Cap Value Fund Class B	0.95%	5.65%	11.07%	11.99%

PIMCO NFJ Small-Cap Value Fund Class B (adjusted)	–4.05%	5.33%	11.07%	11.99%

PIMCO NFJ Small-Cap Value Fund Class C (adjusted)	–0.04%	5.65%	10.82%	11.66%

Russell 2000 Index	–1.63%	0.96%	8.24%	—

Lipper Small-Cap Value Fund Average	–3.10%	5.34%	9.99%	—

CHANGE IN VALUE    For periods ended 6/30/03

Past performance is no guarantee of future results.

6.30.03 I PIMCO Funds Annual Report	13

A BLEND STOCK FUND

PIMCO PEA Growth & Income Fund

•	PIMCO PEA Growth & Income Fund seeks long-term growth of capital and current income by normally investing at least 65% of its assets in securities of companies with market capitalizations of greater than $5 billion. The Fund may invest up to 75% of its assets in securities selected for their growth potential and will normally invest at least 25% of its assets in securities selected for their income potential.

•	The Fund’s Class A Shares returned –5.17% for the fiscal year ended June 30, 2003 versus a 0.25% return for the Fund’s benchmark, the S&P 500 Index.

•	The outlook for U.S. equities improved greatly over the past 12 months, as late 2002 volatility gave way to greater investor optimism, and broad stock market gains, in the first half of 2003.

•	Early in the period, the stock market experienced significant losses with only the most defensive areas of the market performing well. In this environment, the Fund turned in a strong relative performance. The portfolio benefited from its exposure to health-care stocks during this time, especially HMOs and pharmaceutical companies. Consumer staples holdings also aided performance, with stocks such as Procter & Gamble performing well.

•	As the period progressed, however, the Fund was hurt by its underweighting of the technology sector, which experienced a dramatic rally in late 2002.

•	Exposure to the basic materials and consumer discretionary sectors also hurt Fund performance as these sectors bore significant downward pressure.

•	The equity markets mounted a considerable turnaround in the second quarter of 2003, thanks in part to the quick resolution of war in Iraq and plenty of fiscal and monetary stimuli. In this environment, the Fund trailed its benchmark slightly but still posted strong absolute gains. Technology and consumer discretionary holdings slightly underperformed the benchmark, while financial services exposure produced strong relative gains.

AVERAGE ANNUAL TOTAL RETURN    For periods ended 6/30/03

	1 year	5 year	10 year	Inception (12/28/94)
PIMCO PEA Growth & Income Fund Class A	–5.17%	4.91%	—	12.41%

PIMCO PEA Growth & Income Fund Class A (adjusted)	–10.39%	3.73%	—	11.67%

PIMCO PEA Growth & Income Fund Class B	–5.88%	4.11%	—	11.73%

PIMCO PEA Growth & Income Fund Class B (adjusted)	–10.54%	3.96%	—	11.73%

PIMCO PEA Growth & Income Fund Class C (adjusted)	–6.78%	4.15%	—	11.59%

S&P 500 Index	0.25%	–1.61%	—	—

Lipper Large-Cap Core Fund Average	–1.94%	–2.71%	—	—

CHANGE IN VALUE    For periods ended 6/30/03

Past performance is no guarantee of future results.

14	PIMCO Funds Annual Report I 6.30.03

A GROWTH STOCK FUND

PIMCO PEA Growth Fund

•	PIMCO PEA Growth Fund seeks to achieve long-term growth of capital by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of at least $5 billion at the time of investment.

•	The Fund’s Class A Shares returned –7.73% for the fiscal year ended June 30, 2003 versus a 0.25% return for the Fund’s benchmark, the S&P 500 Index.

•	The outlook for U.S. equities improved greatly over the past 12 months, as late 2002 volatility gave way to greater investor optimism, and broad stock market gains, in the first half of 2003.

•	The Fund’s focus on companies with high earnings quality generated mixed results for the portfolio as investors turned from defensive to more speculative areas over the course of the fiscal year.

•	Early in the period, the Fund added to consumer staples holdings and trimmed its technology exposure. It also steered clear of semiconductors, as there was little evidence to support an expected pickup in personal computer (PC) demand.

•	However, the Fund’s underweighting of technology stocks in the fourth quarter of 2002 hindered performance as the technology sector experienced a large rebound during this period. Exposure to defense contractors such as Lockheed Martin also hurt performance. Lockheed Martin is no longer held in the portfolio.

•	Toward the end of the period, the equity markets mounted a considerable turnaround, thanks in part to the quick resolution of war in Iraq and plenty of fiscal and monetary stimuli. In this environment, underweight positions in healthcare and consumer staples hindered fund performance as these sectors experience strong rallies. An overweighting in financials and solid gains across the technology and consumer discretionary sectors helped to support the portfolio.

AVERAGE ANNUAL TOTAL RETURN    For periods ended 6/30/03

	1 year	5 year	10 year	Inception (2/24/84)
PIMCO PEA Growth Fund Class A	–7.73%	–6.15%	6.25%	11.77%

PIMCO PEA Growth Fund Class A (adjusted)	–12.81%	–7.20%	5.65%	11.45%

PIMCO PEA Growth Fund Class B	–8.47%	–6.89%	5.67%	11.48%

PIMCO PEA Growth Fund Class B (adjusted)	–13.04%	–7.14%	5.67%	11.48%

PIMCO PEA Growth Fund Class C (adjusted)	–9.38%	–6.88%	5.43%	10.94%

S&P 500 Index	0.25%	–1.61%	10.04%	—

Lipper Large-Cap Growth Fund Average	–0.74%	–4.49%	6.72%	—

CHANGE IN VALUE    For periods ended 6/30/03

Past performance is no guarantee of future results.

6.30.03 I PIMCO Funds Annual Report	15

A GROWTH STOCK FUND

PIMCO PEA Opportunity Fund

•	The Fund seeks to achieve capital appreciation by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of less than $2 billion at the time of investment.

•	The Fund’s Class A Shares returned 3.20% for the fiscal year ended June 30, 2003, beating the Fund’s benchmark, the Russell 2000 Growth Index, which returned 0.67%. The Fund also outperformed its Lipper average, which returned –1.28% for the same period.

•	The outlook for U.S. equities improved greatly over the past 12 months, as late 2002 volatility gave way to greater investor optimism, and broad stock market gains, in the first half of 2003.

•	Overall, the Fund’s sector positioning helped it to outperform in the past year. In particular, the Fund benefited from its overweighting of the energy sector. Energy stocks were bid up for much of the past year on geopolitical concerns in Venezuela and the Middle East, as well as an unseasonably cold winter for much of the United States.

•	The Fund’s underweighting of financial services stocks positively affected performance for much of the year, although financial stocks rallied in the second quarter of 2003.

•	The Fund benefited from its market weight exposure to the technology sector, as technology stocks substantially outperformed the broad market during the past year.

•	The Fund’s underweighting of the healthcare sector negatively affected performance, as healthcare stocks posted solid overall gains.

AVERAGE ANNUAL TOTAL RETURN    For periods ended 6/30/03

	1 year	5 year	10 year	Inception (2/24/84)
PIMCO PEA Opportunity Fund Class A	3.20%	–1.08%	5.86%	13.11%

PIMCO PEA Opportunity Fund Class A (adjusted)	–2.48%	–2.19%	5.26%	12.78%

PIMCO PEA Opportunity Fund Class B	2.45%	–1.78%	5.31%	12.80%

PIMCO PEA Opportunity Fund Class B (adjusted)	–2.55%	–1.97%	5.31%	12.80%

PIMCO PEA Opportunity Fund Class C (adjusted)	1.45%	–1.78%	5.08%	12.29%

Russell 2000 Growth Index	0.67%	–4.25%	4.35%	—

Lipper Small-Cap Growth Fund Average	–1.28%	0.02%	7.48%	—

CHANGE IN VALUE    For periods ended 6/30/03

Past performance is no guarantee of future results.

16	PIMCO Funds Annual Report I 6.30.03

A GROWTH STOCK FUND

PIMCO PEA Target Fund

•	The Fund seeks to achieve capital appreciation by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of between $1 billion and $10 billion at the time of investment.

•	The Fund’s Class A Shares returned 0.15% for the fiscal year ended June 30, 2003 versus 7.36% for the Fund’s benchmark, the Russell Mid-Cap Growth Index.

•	The outlook for U.S. equities improved greatly over the past 12 months, as late 2002 volatility gave way to greater investor optimism, and broad stock market gains, in the first half of 2003.

•	The Fund’s focus on higher quality stocks was a drag on performance for much of the year, as investors flocked to lower quality, higher beta issues during the two market rallies that occurred during the period.

•	Generally, holdings in the healthcare sector posted solid gains during the period. In particular, medical equipment maker St. Jude Medical fared well, as investors favored defensive areas of the stock market. However, the Fund’s exposure to King Pharmaceuticals hurt performance in the first half of 2003, as the stock fell on concerns over potential generic drug competition for its lead product, Altace. The stock is no longer held in the portfolio.

•	Consumer discretionary holdings also aided results. In particular, MGM Mirage and Coach were standouts despite concerns over consumer weakness.

•	The Fund’s overweighting of the technology sector was an overall positive for returns, as tech stocks substantially outperformed the broad market during the period. This overweighting was particularly beneficial to performance in the fourth quarter of 2002 and the second quarter of 2003, when tech stocks rallied dramatically.

AVERAGE ANNUAL TOTAL RETURN    For periods ended 6/30/03

	1 year	5 year	10 year	Inception (12/17/92)
PIMCO PEA Target Fund Class A	0.15%	1.90%	10.29%	11.14%

PIMCO PEA Target Fund Class A (adjusted)	–5.36%	0.75%	9.67%	10.54%

PIMCO PEA Target Fund Class B	–0.51%	1.25%	9.76%	10.58%

PIMCO PEA Target Fund Class B (adjusted)	–5.48%	0.95%	9.76%	10.58%

PIMCO PEA Target Fund Class C (adjusted)	–1.58%	1.23%	9.51%	10.35%

Russell Mid-Cap Growth Index	7.36%	–0.64%	8.46%	—

S&P Mid-Cap 400 Index	–0.73%	7.14%	12.65%	—

Lipper Mid-Cap Growth Fund Average	0.05%	–0.73%	7.26%	—

CHANGE IN VALUE    For periods ended 6/30/03

Past performance is no guarantee of future results.

6.30.03 I PIMCO Funds Annual Report	17

A VALUE STOCK FUND

PIMCO PEA Value Fund

•	PIMCO PEA Value Fund seeks long-term growth of capital and income by normally investing at least 65% of its assets in common stocks of companies with market capitalizations of more than $5 billion at the time of investment and below-average valuations whose business fundamentals are expected to improve.

•	The Fund’s Class A Shares returned –2.80% for the one-year period ended June 30, 2003, slightly underperforming the Fund’s benchmark, the Russell 1000 Value Index, which returned –1.02%. The Fund’s Lipper Average returned –0.49% for the same period.

•	Despite underperformance for the year, the Fund (16.83%) outperformed its benchmark index (11.57%) and Lipper Average (12.33%) for the six months ended June 30, 2003. In addition, it continues to meaningfully outperform over the longer term.

•	The Fund was hurt by its exposure to cyclical stocks, which underperformed significantly in the third quarter of 2002 and the first quarter of 2003. In particular, semiconductor stocks such as Micron Technology proved to be a drag on performance.

•	However, this cyclical positioning aided performance in the fourth quarter of 2002 and especially in the second quarter of 2003, as investors began to anticipate an economic recovery. The Fund’s overweighting of technology stocks, primarily commodity technology issues, benefited performance during these periods.

•	The Fund benefited from its overweight position in energy for much of the past year. Geopolitical concerns in Venezuela and the Middle East, as well as an unseasonably cold winter, resulted in an increase in energy prices.

•	The Fund’s exposure to the financial sector hurt performance in the second half of 2002 but aided performance in the first half of 2003. For example, J.P. Morgan Chase posted a significant loss in the back half of 2002 but experienced a significant rebound in the front half of 2003.

•	The Fund has benefited from holdings such as Valero Energy and J.C. Penney, which performed well for much of this 12-month period. Valero Energy is no longer held in the portfolio.

AVERAGE ANNUAL TOTAL RETURN    For periods ended 6/30/03

	1 year	5 year	10 year	Inception (12/30/91)
PIMCO PEA Value Fund Class A	–2.80%	6.77%	12.51%	12.64%

PIMCO PEA Value Fund Class A (adjusted)	–8.15%	5.57%	11.87%	12.09%

PIMCO PEA Value Fund Class B	–3.53%	5.97%	11.93%	12.13%

PIMCO PEA Value Fund Class B (adjusted)	–8.11%	5.72%	11.93%	12.13%

PIMCO PEA Value Fund Class C (adjusted)	–4.37%	5.98%	11.68%	11.81%

Russell 1000 Value Index	–1.02%	1.06%	10.68%	—

Lipper Multi-Cap Value Fund Average	–0.49%	1.65%	9.73%	—

CHANGE IN VALUE    For periods ended 6/30/03

Past performance is no guarantee of future results.

18	PIMCO Funds Annual Report I 6.30.03

AN ENHANCED INDEX STOCK FUND

PIMCO PPA Tax-Efficient Equity Fund

•	PIMCO PPA Tax-Efficient Equity Fund seeks maximum after-tax growth of capital, attempting to provide a total return which exceeds the return of the S&P 500 Index by normally investing in a broadly diversified portfolio of at least 200 common stocks.

•	The Fund’s Class A Shares returned –0.07% for the one-year period ending June 30, 2003, versus 0.25% for the Fund’s benchmark, the S&P 500 Index.

•	The stock market seemed to turn a corner in the 12-month period covered by this report. A number of positive developments, including the resolution of the Iraq war and the passage of favorable tax legislation, caused a prolonged equity rally for much of this period.

•	The Fund’s sector strategy positively contributed to performance, but stock selection within the sectors hindered performance, resulting in the overall strategy pacing the market.

•	Performance was aided by a structural overweight towards healthcare, technology and consumer services, the best performing sectors of the past 12 months.

•	The Fund also benefited from being tilted away from the worst performing sectors: transportation, consumer durables and raw materials.

•	However, the Fund’s stock selection struggled, especially in the second quarter of 2003, as investors based their decisions not on current earnings momentum but instead on expectations for substantial earnings growth in the second half of the year.

•	As expected, the Fund did not make a capital gains distribution this past year.

AVERAGE ANNUAL TOTAL RETURN    For periods ended 6/30/03

	1 year	5 year	10 year	Inception (7/10/98)
PIMCO PPA Tax-Efficient Equity Fund Class A	–0.07%	—	—	–3.30%

PIMCO PPA Tax-Efficient Equity Fund Class A (adjusted)	–5.54%	—	—	–4.39%

after taxes on distributions	–5.55%	—	—	–4.39%

after taxes on distributions & redemptions of fund shares	–3.40%	—	—	–3.45%

PIMCO PPA Tax-Efficient Equity Fund Class B	–0.85%	—	—	–4.03%

PIMCO PPA Tax-Efficient Equity Fund Class B (adjusted)	–5.81%	—	—	–4.42%

after taxes on distributions	–5.81%	—	—	–4.42%

after taxes on distributions & redemptions of fund shares	–3.57%	—	—	–3.47%

PIMCO PPA Tax-Efficient Equity Fund Class C (adjusted)	–1.84%	—	—	–4.03%

after taxes on distributions	–1.84%	—	—	–4.03%

after taxes on distributions & redemptions of fund shares	–1.13%	—	—	–3.17%

S&P 500 Index	0.25%	—	—	—

Lipper Large-Cap Core Fund Average	–1.94%	—	—	—

CHANGE IN VALUE    For periods ended 6/30/03

Past performance is no guarantee of future results.

6.30.03 I PIMCO Funds Annual Report	19

A GROWTH STOCK FUND

PIMCO RCM Large-Cap Growth Fund

•	PIMCO RCM Large-Cap Growth Fund seeks long-term capital appreciation by normally investing at least 80% of its assets in equity securities of U.S. companies with market capitalizations of at least $3 billion (as measured at the time of purchase).

•	PIMCO RCM Large-Cap Growth Fund Class A Shares had a total return of –0.05% for the fiscal year ended June 30, 2003. This result closely followed that of the Fund’s benchmark, the S&P 500 Index, which returned 0.25% for the same time period.

•	U.S. stocks experienced volatility early in the period. By early October, the S&P 500 Index retreated to April 1997 levels, as increased geopolitical tensions with Iraq and North Korea, fear of deflation, increased unemployment and lackluster retail sales weighed on the markets. By the spring, however, geopolitical tensions decreased and fiscal stimulus initiatives such as lower interest rates and tax cuts started to take effect, causing stocks to rebound strongly.

•	From a sector perspective, the portfolio benefited from an overweight in biotechnology and pharmaceutical stocks but was hindered by an overweight in food and drug retailers. The managers’ emphasis had been to overweight less economically sensitive sectors such as healthcare and consumer staples, a stance that worked against the portfolio as the market rallied. The Fund’s heaviest positions relative to the S&P 500 Index included Pfizer, Anheuser-Busch and Wyeth.

•	Stock selection provided mixed results for the portfolio in the past year. Companies that benefited performance included Pharmacia, which recently merged with Pfizer, Teva Pharmaceutical and Amgen Inc. Positions that detracted from performance included General Dynamics, Electronic Data Systems and Kraft Foods; due to deteriorating fundamentals all have been removed from the portfolio.

AVERAGE ANNUAL TOTAL RETURN    For periods ended 6/30/03

	1 year	5 year	10 year	Inception (12/31/96)
PIMCO RCM Large-Cap Growth Fund Class A	–0.05%	–0.11%	—	7.50%

PIMCO RCM Large-Cap Growth Fund Class A (adjusted)	–5.54%	–1.24%	—	6.57%

PIMCO RCM Large-Cap Growth Fund Class B	–0.84%	–0.87%	—	6.69%

PIMCO RCM Large-Cap Growth Fund Class B (adjusted)	–5.79%	–1.15%	—	6.69%

PIMCO RCM Large-Cap Growth Fund Class C (adjusted)	–1.72%	–0.86%	—	6.70%

S&P 500 Index	0.25%	–1.61%	—	—

Lipper Large-Cap Growth Fund Average	–0.74%	–4.49%	—	—

CHANGE IN VALUE    For periods ended 6/30/03

Past performance is no guarantee of future results.

20	PIMCO Funds Annual Report I 6.30.03

A GROWTH STOCK FUND

PIMCO RCM Mid-Cap Fund

•	PIMCO RCM Mid-Cap Fund seeks long-term capital appreciation by normally investing at least 80% of its assets in equity and equity-related securities of small- to medium-sized U.S. companies with market capitalizations comparable to those companies included in the Russell Mid-Cap Growth Index.

•	The Fund’s Class A Shares had a total return of 2.51% for the fiscal year ended June 30, 2003. This compares to a 7.36% return for its benchmark, Russell Mid-Cap Growth Index.

•	U.S. stocks retreated by early October due to increased geopolitical tensions with Iraq and North Korea, fear of deflation, increased unemployment and lackluster retail sales. As geopolitical tensions decreased and fiscal stimulus initiatives such as lower interest rates and tax cuts started to take effect, stocks rebounded through the spring and early summer periods.

•	From a sector perspective, the portfolio benefited from an overweight in biotechnology and an underweight in commercial services, but was hindered by an underweight in telecommunications services and Internet software/services—areas that performed strongly as investors’ risk appetites increased. The managers’ emphasis had been on sectors with improving fundamentals and attractive valuations, which tilted the portfolio towards energy and healthcare. The portfolio’s heaviest positions relative to the Russell Mid-Cap Growth Index included Willis Group Holdings and Weatherford International.

•	Specific companies that benefited performance included Boston Scientific, a company that develops less-invasive medical devices for coronary diseases, UT Starcom and Amdocs. Positions that detracted from performance were BISYS Group, THQ Inc and Triad Hospitals, which fell on investor concerns about earnings prospects. Triad Hospitals has been sold from the Fund.

AVERAGE ANNUAL TOTAL RETURN    For periods ended 6/30/03

	1 year	5 year	10 year	Inception (11/6/79)
PIMCO RCM Mid-Cap Fund Class A	2.51%	–0.50%	8.56%	15.03%

PIMCO RCM Mid-Cap Fund Class A (adjusted)	–3.12%	–1.62%	7.95%	14.75%

PIMCO RCM Mid-Cap Fund Class B	2.00%	–1.00%	7.95%	14.76%

PIMCO RCM Mid-Cap Fund Class B (adjusted)	–3.00%	–1.12%	7.95%	14.76%

PIMCO RCM Mid-Cap Fund Class C (adjusted)	1.00%	–1.00%	7.91%	14.28%

Russell Mid-Cap Growth Index	7.36%	–0.64%	8.46%	—

Lipper Mid-Cap Growth Fund Average	0.05%	–0.73%	7.26%	—

CHANGE IN VALUE    For periods ended 6/30/03

Past performance is no guarantee of future results.

6.30.03 I PIMCO Funds Annual Report	21

A GROWTH STOCK FUND

PIMCO RCM Tax-Managed Growth Fund

•	PIMCO RCM Tax-Managed Growth Fund seeks after-tax growth of capital by investing in a broadly diverisfied portfolio of equity securities of U.S. companies.

•	The Fund’s Class A Shares earned a return of 0.11% for the fiscal year ended June 30, 2003, compared with the 0.25% return of the Fund’s benchmark, the S&P 500 Index.

•	U.S. stocks experienced significant volatility early in the reporting period. By October, the S&P 500 Index retreated to April 1997 levels as increased geopolitical tensions with Iraq and North Korea, fear of deflation, increased unemployment and lackluster retail sales weighed on the equity markets. By the spring, however, geopolitical tensions decreased and fiscal stimulus initiatives such as lower interest rates and tax cuts started to take effect, causing stocks to rebound strongly.

•	From a sector perspective, the portfolio benefited from an overweight in biotechnology and pharmaceutical stocks—areas that performed strongly amid increased investor confidence. At the same time, an overweight in food and drug retailers such as Sysco, Walgreen and Colgate-Palmolive hindered returns, as investors turned away from defensive areas.

•	Best-performing stocks included Pharmacia, which recently merged with Pfizer, Teva Pharmaceutical and Amgen Inc. Positions that detracted from performance included Baxter International, Federated Investors and Walgreen.

AVERAGE ANNUAL TOTAL RETURN    For periods ended 6/30/03

	1 year	5 year	10 year	Inception (12/30/98)
PIMCO RCM Tax-Managed Growth Fund Class A	0.11%	—	—	–0.95%

PIMCO RCM Tax-Managed Growth Fund Class A (adjusted)	–5.40%	—	—	–2.19%

after taxes on distributions	–5.40%	—	—	–2.33%

after taxes on distributions & redemptions of fund shares	–3.32%	—	—	–1.79%

PIMCO RCM Tax-Managed Growth Fund Class B	–0.74%	—	—	–1.69%

PIMCO RCM Tax-Managed Growth Fund Class B (adjusted)	–5.71%	—	—	–2.13%

after taxes on distributions	–5.71%	—	—	–2.27%

after taxes on distributions & redemptions of fund shares	–3.50%	—	—	–1.74%

PIMCO RCM Tax-Managed Growth Fund Class C (adjusted)	–1.74%	—	—	–1.69%

after taxes on distributions	–1.74%	—	—	–1.84%

after taxes on distributions & redemptions of fund shares	–1.07%	—	—	–1.40%

S&P 500 Index	0.25%	—	—	—

Lipper Large-Cap Growth Fund Average	–0.74%	—	—	—

CHANGE IN VALUE    For periods ended 6/30/03

Past performance is no guarantee of future results.

22	PIMCO Funds Annual Report I 6.30.03

Footnotes

Past performance is no guarantee of future results. Investment return will fluctuate and the value of an investor’s shares will fluctuate and may be worth more or less than original cost when redeemed. The average annual total return measures performance assuming that all dividend and capital gain distributions were reinvested. Returns shown do not reflect the deduction of taxes that a shareholder would pay (i) on fund distributions or (ii) the redemption of fund shares. All share classes have the same portfolio but different expenses. The Growth of $10,000 chart represents change in value of each Fund’s shares for month-end periods and does not take into account any sales charges or expenses. Lipper, Inc. calculates the Lipper Averages. It is the total return performance average of funds that are tracked by Lipper that have the same Fund Classification. Lipper does not take into account sales charges. Returns are for the actual share class unless otherwise indicated. Class A, B & C shares began on 1/97 for PIMCO CCM Capital Appreciation, CCM Mid-Cap, NFJ Small-Cap Value and PEA Value; PIMCO NFJ Equity Income on 11/01; PEA Growth & Income on 8/00; NFJ Basic Value on 7/02; and RCM Large-Cap Growth, RCM Mid-Cap and RCM Tax-Managed Growth on 2/02. The 10-year (if applicable) and since inception returns represent the prior performance of the Fund’s Institutional shares, adjusted, as necessary, to reflect A, B & C share current sales charges and different operating expenses. Returns for PEA Target B which began operation on 5/95 represents the prior performance of Class A shares adjusted to reflect different sales charges and different operating expenses. Returns for PEA Growth A which began operation on 10/90 & Class B shares on 5/95, and PEA Opportunity A on 12/90 & Class B shares on 4/99, represent the prior performance of Class C shares, adjusted as necessary, to reflect different sales charges and different operating expenses. Returns for Class A shares include the effect of the maximum 5.5% initial sales charge. Returns for Class B shares include the effect of paying the contingent deferred sales charge (CDSC), which declines from 5% in the first year to 0% at the beginning of the seventh year. Returns for Class C shares have a 1% CDSC, which may apply in the first year of ownership. The Funds may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to the following: derivative risk, small company risk, foreign security risk, high yield security risk and specific sector investment risks. A fund investing in derivatives could lose more than the principal amount invested and is subject to the risk of the issuer’s ability to meet payments on obligations. Investing in foreign securities may entail risk due to foreign economic and political developments and this risk may be enhanced when investing in emerging markets. An investment in high-yield securities generally involves greater risk to principal than an investment in higher-rated securities. Investing in smaller companies may entail greater risk than larger companies, including higher volatility. Concentrating on investments in individual sectors may add additional risk and additional volatility compared to a diversified equity fund. This material is authorized for use only when preceded or accompanied by the current PIMCO Funds, Multi-Manager Series prospectus, which describes in greater detail the investment policies, management fees and other matters of interest to prospective investors. Please read the prospectus carefully before you invest or send money.

PIMCO Advisors Distributors LLC,

2187 Atlantic Street, Stamford, CT, 06902,

www.pimcoadvisors.com, 1-888-87-PIMCO.

Not FDIC Insured | May Lose Value | No Bank Guarantee

6.30.03 I PIMCO Funds Annual Report	23

Schedule of Investments

Asset Allocation Fund

June 30, 2003

	Shares	Value (000s)

PIMCO FUNDS (b) 100.0%
CCM Capital Appreciation	113,928	$1,626
CCM Mid-Cap (a)	71,270	1,258
Emerging Markets Bond	49,684	544
Foreign Bond	86,304	929
High Yield	220,190	2,081
NFJ Small-Cap Value	126,744	2,792
PEA Growth (a)	69,777	1,056
PEA Opportunity (a)	246,323	3,234
PEA Renaissance	398,692	6,933
PEA Target (a)	123,361	1,663
PEA Value	333,588	4,303
RCM International Growth Equity	1,418,971	10,671
RCM Large-Cap Growth	295,750	3,238
RCM Mid-Cap (a)	1,815,089	3,793
StocksPLUS	1,156,164	10,232
Total Return	2,517,838	27,696

Total Investments 100.0% (Cost $85,646)		$82,049
Other Assets and Liabilities (Net) 0.0%		2

Net Assets 100.0%		$82,051

Notes to Schedule of Investments:

(a) Non-income producing security.

(b) Institutional Class shares of each PIMCO Fund.

24	PIMCO Funds Annual Report I 6.30.03 I See accompanying notes

Schedule of Investments

CCM Capital Appreciation Fund

June 30, 2003

	Shares	Value (000s)

COMMON STOCKS 97.3%
Aerospace 2.0%
Lockheed Martin Corp.	138,500	$6,589
United Technologies Corp.	109,700	7,770

		14,359

Building 1.1%
D.R. Horton, Inc.	282,700	7,944

Communications 3.3%
CenturyTel, Inc.	235,500	8,207
Echostar Communications Corp. ‘A’ (a)	167,600	5,802
Nextel Communications, Inc. (a)	575,600	10,407

		24,416

Consumer Discretionary 10.3%
Amazon.com, Inc. (a)	219,100	7,995
AutoZone, Inc. (a)	100,400	7,627
Bed, Bath & Beyond, Inc. (a)	178,000	6,908
Best Buy Co., Inc. (a)	148,900	6,540
Coach, Inc. (a)	181,600	9,033
Gap, Inc.	415,500	7,795
Harley-Davidson, Inc.	170,800	6,808
Lowe’s Cos., Inc.	82,700	3,552
Staples, Inc. (a)	387,800	7,116
Wal-Mart Stores, Inc.	216,600	11,625

		74,999

Consumer Services 5.7%
Apollo Group, Inc. (a)	160,100	9,888
Clear Channel Communications, Inc. (a)	189,300	8,025
eBay, Inc. (a)	73,100	7,616
Tribune Co.	146,200	7,062
Viacom, Inc. (a)	207,800	9,073

		41,664

Consumer Staples 6.7%
Anheuser-Busch Cos., Inc.	137,000	6,994
Avon Products, Inc.	144,700	9,000
Colgate-Palmolive Co.	132,400	7,673
Dean Foods Co. (a)	277,050	8,727
Fortune Brands, Inc.	163,100	8,514
Procter & Gamble Co.	86,200	7,687

		48,595

Energy 8.3%
Apache Corp.	122,814	7,990
BJ Services Co. (a)	190,800	7,128
Burlington Resources, Inc.	143,200	7,743
ConocoPhillips	137,500	7,535
EOG Resources, Inc.	172,400	7,213
Exxon Mobil Corp.	227,800	8,180
Occidental Petroleum Corp.	215,500	7,230
Southern Co.	241,600	7,528

		60,547

Financial & Business Services 15.6%
Allstate Corp.	201,300	7,176
Bank of America Corp.	120,000	9,484
Citigroup, Inc.	380,595	16,290
Countrywide Credit Industries, Inc.	116,100	8,077
First Tennessee National Corp.	78,500	3,447
GreenPoint Financial Corp. (a)	144,700	7,371
J.P. Morgan Chase & Co.	345,300	11,802
Merrill Lynch & Co.	195,100	9,107
National City Corp. (a)	111,300	3,641
Safeco Corp.	190,800	6,731
The Goldman Sachs Group, Inc.	86,400	7,236
Washington Mutual, Inc.	178,500	7,372
Wells Fargo & Co.	143,100	7,212
XL Capital Ltd. ‘A’	105,400	8,748

		113,694

Healthcare 22.6%
Abbott Laboratories	163,600	7,159
Allergan, Inc.	98,300	7,579
Amgen, Inc. (a)	166,200	11,132
Boston Scientific Corp. (a)	122,000	$7,454
Express Scripts, Inc. (a)	158,500	10,811
Genentech, Inc. (a)	116,000	8,366
Gilead Sciences, Inc. (a)	233,900	13,000
Johnson & Johnson	213,308	11,028
MedImmune, Inc. (a)	162,900	5,925
Medtronic, Inc.	11,410	547
Mylan Laboratories, Inc.	113,900	3,960
Pfizer, Inc.	630,840	21,543
Quest Diagnostics, Inc. (a)	147,800	9,430
St. Jude Medical, Inc. (a)	133,900	7,699
Teva Pharmaceutical Industries Ltd. SP - ADR	133,300	7,589
UnitedHealth Group, Inc.	144,600	7,266
Varian Medical Systems, Inc. (a)	109,300	6,292
Watson Pharmaceuticals, Inc. (a)	186,100	7,513
Wyeth	230,300	10,490

		164,783

Materials & Processing 0.5%
Dow Chemical Co.	114,600	3,548

Technology 20.2%
Adobe Systems, Inc.	283,800	9,102
Affiliated Computer Services, Inc. ‘A’ (a)	160,200	7,326
Analog Devices, Inc. (a)	231,600	8,064
BEA Systems, Inc. (a)	324,800	3,527
Broadcom Corp. ‘A’ (a)	393,800	9,810
Cisco Systems, Inc. (a)	871,600	14,460
Dell Computer Corp. (a)	267,000	8,533
EMC Corp. (a)	814,300	8,526
IBM Corp.	130,100	10,733
Intel Corp.	366,500	7,617
InterActive Corp. (a)	195,900	7,752
L-3 Communications Holdings, Inc. (a)	155,000	6,741
Microsoft Corp.	615,600	15,766
QLogic Corp. (a)	160,100	7,738
Texas Instruments, Inc.	194,900	3,430
VERITAS Software Corp. (a)	329,400	9,444
Yahoo, Inc. (a)	281,600	9,225

		147,794

Transportation 1.0%
United Parcel Service, Inc.	116,400	7,415

Total Common Stocks (Cost $632,515)		709,758

SHORT-TERM INSTRUMENTS 10.7%
Money Market Fund 5.2%
State Street Navigator Securities Lending Prime Portfolio (b)	37,922,504	37,923

	Principal Amount (000s)

Repurchase Agreement 5.5%
State Street Bank
0.800% due 07/01/2003	$40,168	$40,168
(Dated 06/30/2003. Collateralized by Fannie Mae 1.300% due 06/07/2004 valued at $40,976. Repurchase proceeds are $40,169.)

Total Short-Term Instruments (Cost $78,091)		78,091

Total Investments 108.0% (Cost $710,606)		$787,849
Other Assets and Liabilities (Net) (8.0%)		(58,188)

Net Assets 100.0%		$729,661

Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing security.

(b) Security purchased with the cash proceeds from securities loans. The aggregate market value of the securities on loan was $37,065 as of June 30, 2003.

See accompanying notes I 6.30.03 I PIMCO Funds Annual Report	25

Schedule of Investments

CCM Mid-Cap Fund

June 30, 2003

	Shares	Value (000s)

COMMON STOCKS 96.9%
Aerospace 1.1%
Rockwell Collins, Inc.	263,400	$6,488

Building 2.1%
D.R. Horton, Inc.	237,000	6,660
NVR, Inc. (a)	15,200	6,247

		12,907

Capital Goods 2.3%
Danaher Corp.	102,800	6,996
Zebra Technologies Corp. (a)	95,400	7,173

		14,169

Communications 4.0%
CenturyTel, Inc.	190,800	6,649
Cox Radio, Inc. (a)	264,666	6,116
Macromedia, Inc. (a)	158,800	3,341
Nextel Communications, Inc. (a)	493,500	8,922

		25,028

Consumer Discretionary 9.0%
Amazon.com, Inc. (a)	180,200	6,575
Bed, Bath & Beyond, Inc. (a)	146,600	5,690
Coach, Inc. (a)	127,576	6,346
Columbia Sportswear Co. (a)	63,900	3,285
Harman International Industries, Inc.	63,100	4,994
Leapfrog Enterprises, Inc. (a)	111,400	3,544
Outback Steakhouse, Inc.	167,300	6,525
Pacific Sunwear of California (a)	243,700	5,871
Reebok International Ltd. (a)	171,400	5,764
Staples, Inc. (a)	384,300	7,052

		55,646

Consumer Services 6.0%
Apollo Group, Inc. (a)	133,399	8,239
E.W. Scripps Co.	35,403	3,141
GTECH Holdings Corp. (a)	166,200	6,257
Hearst-Argyle Television, Inc. (a)	244,700	6,338
Rent-A-Center, Inc. (a)	87,700	6,649
Weight Watchers International, Inc. (a)	145,700	6,628

		37,252

Consumer Staples 3.9%
Dean Foods Co. (a)	193,800	6,105
Fortune Brands, Inc.	121,700	6,353
McCormick & Co. (a)	230,800	6,278
Sensient Technologies Corp.	248,800	5,678

		24,414

Energy 5.8%
Apache Corp.	89,559	5,827
BJ Services Co. (a)	155,900	5,824
EOG Resources, Inc.	149,300	6,247
Patterson-UTI Energy, Inc. (a)	169,300	5,485
Pioneer Natural Resources Co. (a)	235,000	6,133
XTO Energy, Inc.	302,266	6,079

		35,595

Financial & Business Services 21.1%
Ambac Financial Group, Inc.	90,800	6,015
Associates Corp. of North America	166,489	6,180
Bear Stearns Co., Inc.	98,200	7,112
Chicago Mercantile Exchange	100,000	6,963
Compass Bankshares, Inc.	176,600	6,169
Countrywide Credit Industries, Inc.	84,500	5,879
Doral Financial Corp.	151,400	6,760
Everest Reinsurance Group Ltd.	81,900	6,265
First Tennessee National Corp.	64,300	2,823
FTI Consulting, Inc. (a)	214,200	5,349
General Growth Properties, Inc. (a)	120,200	7,505
GreenPoint Financial Corp. (a)	118,400	6,031
IndyMac Bancorp, Inc.	249,100	6,332
Iron Mountain Inc. (a)	147,900	5,486
iStar Financial, Inc. (a)	175,800	6,417
Legg Mason, Inc.	121,613	7,899
New York Community Bancorp., Inc.	214,300	6,234
Old Republic International Corp.	208,700	$7,152
RenaissanceRe Holdings Ltd.	129,500	5,895
Safeco Corp.	160,400	5,659
W.R. Berkley Corp.	126,900	6,688

		130,813

Healthcare 15.3%
Aetna, Inc.	108,600	6,538
C.R. Bard, Inc. (a)	100,900	7,195
Caremark Rx, Inc. (a)	280,300	7,198
Celgene Corp. (a)	209,700	6,375
Edwards Lifesciences Corp. (a)	193,200	6,209
Express Scripts, Inc. (a)	91,900	6,268
Genzyme Corp. (a)	64,100	2,679
Gilead Sciences, Inc. (a)	159,400	8,859
MedImmune, Inc. (a)	88,500	3,219
Omnicare, Inc.	237,800	8,035
Pharmaceutical Resources, Inc. (a)	96,500	4,696
Quest Diagnostics, Inc. (a)	93,700	5,978
Sepracor, Inc. (a)	129,300	2,331
St. Jude Medical, Inc. (a)	107,700	6,193
Varian Medical Systems, Inc. (a)	86,600	4,986
Watson Pharmaceuticals, Inc. (a)	192,300	7,763

		94,522

Materials & Processing 3.2%
Ball Corp.	112,800	5,134
Freeport-McMoran Copper & Gold, Inc.	146,400	3,587
Minerals Technologies, Inc.	121,700	5,922
Pactiv Corp. (a)	264,000	5,203

		19,846

Technology 21.8%
Adobe Systems, Inc.	163,700	5,250
Adtran, Inc. (a)	132,800	6,775
Affiliated Computer Services, Inc. ‘A’ (a)	110,018	5,031
Altera Corp. (a)	377,400	6,189
Avocent Corp. (a)	189,100	5,660
BEA Systems, Inc. (a)	266,700	2,896
Broadcom Corp. ‘A’ (a)	327,600	8,160
CheckFree Corp. (a)	165,400	4,605
Citrix Systems, Inc. (a)	148,800	3,030
Diebold, Inc.	152,100	6,578
Integrated Circuit Systems, Inc. (a)	229,500	7,213
InterActive Corp. (a)	174,200	6,893
Juniper Networks, Inc. (a)	467,100	5,778
L-3 Communications Holdings, Inc. (a)	127,400	5,541
Mercury Interactive Corp. (a)	128,600	4,965
Pixar, Inc. (a)	76,700	4,666
PMC - Sierra, Inc. (a)	242,600	2,846
SanDisk Corp. (a)	163,500	6,597
Storage Technology Corp. (a)	214,700	5,526
UTStarcom, Inc. (a)	211,500	7,523
VERITAS Software Corp. (a)	134,700	3,862
Western Digital Corp. (a)	575,500	5,928
Xerox Corp. (a)	558,200	5,911
Yahoo, Inc. (a)	226,900	7,433

		134,856

Transportation 0.1%
JetBlue Airways Corp. (a)	19,100	801

Utilities 1.2%
Entergy Corp.	138,200	7,294

Total Common Stocks (Cost $508,636)		599,631

SHORT-TERM INSTRUMENTS 8.2%
Money Market Fund 5.0%
State Street Navigator Securities Lending Prime Portfolio (b)	31,315,634	31,316

	Principal Amount (000s)

Repurchase Agreement 3.2%
State Street Bank
0.800% due 07/01/2003	$19,992	$19,992
(Dated 06/30/2003. Collateralized by Freddie Mac 2.125% due 05/20/2004 valued at $20,395. Repurchase proceeds are $19,992.)

Total Short-Term Instruments (Cost $51,308)		51,308

Total Investments 105.1% (Cost $559,944)		$650,939
Other Assets and Liabilities (Net) (5.1%)		(32,051)

Net Assets 100.0%		$618,888

Notes to Schedule of Investments (amount in thousands):

(a) Non-income producing security.

(b) Security purchased with the cash proceeds from securities loans. The aggregate market value of the securities on loan was $30,578 as of June 30, 2003.

26	PIMCO Funds Annual Report I 6.30.03 I See accompanying notes

Schedule of Investments

NACM Core Equity Fund

June 30, 2003

	Shares	Value (000s)

COMMON STOCKS 95.8%
Aerospace 0.6%
Raytheon Co.	500	$16

Capital Goods 5.9%
3M Co.	300	39
General Electric Co.	1,900	54
ITT Industries, Inc.	200	13
Textron, Inc.	500	20
Tyco International Ltd.	1,400	27
Weatherford International, Inc. (a)	200	8

		161

Communications 6.1%
AT&T Corp.	700	13
Avaya, Inc. (a)	1,100	7
BellSouth Corp.	1,200	32
Citizens Communications Co. (a)	800	10
Echostar Communications Corp. ‘A’ (a)	400	14
Nextel Communications, Inc. (a)	1,000	18
SBC Communications, Inc.	1,500	38
Verizon Communications, Inc.	900	35

		167

Consumer Discretionary 7.0%
Amazon.com, Inc. (a)	300	11
Dollar General Corp.	600	11
Federated Department Stores, Inc.	700	26
Fox Entertainment Group, Inc. (a)	1,000	29
Mattel, Inc.	600	11
Pitney Bowes, Inc.	500	19
Rite Aid Corp. (a)	900	4
Staples, Inc. (a)	600	11
The Home Depot, Inc.	500	17
TJX Cos., Inc.	1,100	21
W.W. Grainger, Inc.	300	14
Wal-Mart Stores, Inc.	300	16

		190

Consumer Services 5.0%
Comcast Corp. (a)	500	15
GTECH Holdings Corp.	200	8
Knight-Ridder, Inc.	300	21
McDonald’s Corp.	1,100	24
Tribune Co.	200	10
Viacom, Inc. (a)	700	31
Walt Disney Co.	1,400	28

		137

Consumer Staples 5.8%
Altria Group, Inc.	300	14
Anheuser-Busch Cos., Inc.	200	10
Fortune Brands, Inc.	300	16
Kimberly-Clark Corp.	300	16
Kraft Foods, Inc.	200	7
PepsiCo, Inc.	1,100	49
Procter & Gamble Co.	500	45

		157

Energy 6.2%
Apache Corp.	315	20
ChevronTexaco Corp.	400	29
ConocoPhillips	600	33
Exxon Mobil Corp.	2,100	75
Kerr-McGee Corp.	300	13

		170

Financial & Business Services 24.9%
AFLAC, Inc.	400	12
Allstate Corp.	1,100	39
Ambac Financial Group, Inc.	200	13
American Express Co.	1,000	42
American International Group, Inc.	900	50
Bank of America Corp.	600	47
Bank of New York Co., Inc.	600	17
Cincinnati Financial Corp.	400	15
Citigroup, Inc.	2,400	103
Dow Jones & Co., Inc.	400	$17
Fannie Mae	100	7
FleetBoston Financial Corp.	1,400	42
J.P. Morgan Chase & Co.	300	10
John Hancock Financial Services, Inc.	500	15
Key Corp.	300	8
MBNA Corp.	700	15
Morgan Stanley Dean Witter & Co.	1,000	43
North Fork Bancorp., Inc.	500	17
PNC Bank Corp.	400	20
Progressive Corp.	200	15
The Goldman Sachs Group, Inc.	100	8
Travelers Property Casualty Corp.	1,247	20
U.S. Bancorp.	300	7
Wachovia Corp.	1,300	52
Washington Mutual, Inc.	500	21
Wells Fargo & Co.	500	25

		680

Healthcare 11.8%
Abbott Laboratories	900	39
Alcon, Inc.	200	9
Amgen, Inc. (a)	400	27
Becton Dickinson & Co.	300	12
Boston Scientific Corp. (a)	200	12
Forest Laboratories, Inc. (a)	200	11
Jefferson-Pilot Corp.	400	17
Johnson & Johnson	500	26
Merck & Co., Inc.	500	30
Pfizer, Inc.	1,900	65
Teva Pharmaceutical Industries Ltd. SP - ADR	300	17
UnitedHealth Group, Inc.	300	15
WellPoint Health Networks, Inc. (a)	300	25
Wyeth	400	18

		323

Materials & Processing 2.2%
Alcoa, Inc.	800	20
International Paper Co.	300	11
Pactiv Corp. (a)	500	10
Praxair, Inc.	300	18

		59

Technology 16.6%
Amdocs Ltd. (a)	500	12
American Power Conversion Corp.	100	2
Amkor Technology, Inc. (a)	200	3
Cisco Systems, Inc. (a)	1,900	32
Citrix Systems, Inc. (a)	500	10
Computer Sciences Corp. (a)	400	15
Comverse Technology, Inc. (a)	600	9
Corning, Inc. (a)	1,300	10
Dell Computer Corp. (a)	500	16
EMC Corp. (a)	1,500	16
Garmin Ltd. (a)	300	12
Hewlett-Packard Co.	700	15
Honeywell International, Inc.	1,200	32
IBM Corp.	600	49
Integrated Device Technology, Inc. (a)	400	4
Intel Corp.	1,900	39
InterActive Corp. (a)	400	16
JDS Uniphase Corp. (a)	2,200	8
Lucent Technologies, Inc. (a)	5,400	11
Microsoft Corp.	2,900	74
NVIDIA Corp. (a)	300	7
Oracle Corp. (a)	1,700	20
Sanmina-SCI Corp. (a)	1,700	11
VERITAS Software Corp. (a)	500	14
Yahoo, Inc. (a)	500	16

		453

Transportation 0.5%
Delta Air Lines, Inc.	900	13

Utilities 3.2%
Dominion Resources, Inc.	300	$19
FPL Group, Inc.	200	13
PPL Corp.	400	17
Public Service Enterprise Group, Inc.	500	21
TXU Corp.	700	16

		86

Total Common Stocks (Cost $2,276)		2,612

SHORT-TERM INSTRUMENTS 0.4%

	Principal Amount (000s)

Repurchase Agreement 0.4%
State Street Bank
0.800% due 07/01/2003	$10	10
(Dated 06/30/2003. Collateralized by Fannie Mae 5.260% due 10/02/2003 valued at $10. Repurchase proceeds are $10.)

Total Short-Term Instruments (Cost $10)		10

Total Investments 96.2% (Cost $2,286)		$2,622
Other Assets and Liabilities (Net) 3.8%		104

Net Assets 100.0%		$2,726

Notes to Schedule of Investments:

(a) Non-income producing security.

See accompanying notes I 6.30.03 I PIMCO Funds Annual Report	27

Schedule of Investments

NACM Flex-Cap Value Fund

June 30, 2003

	Shares	Value (000s)

COMMON STOCKS 96.4%
Aerospace 0.9%
Raytheon Co.	400	$13

Capital Goods 4.2%
3M Co.	300	39
Weatherford International, Inc. (a)	500	21

`		60

Communications 7.4%
AT&T Corp.	1,500	29
SBC Communications, Inc.	800	20
Sprint Corp. (PCS Group) (a)	3,500	20
UnitedGlobalCom, Inc. (a)	2,300	12
Verizon Communications, Inc.	600	24

		105

Consumer Discretionary 2.5%
Federated Department Stores, Inc.	600	22
W.W. Grainger, Inc.	300	14

		36

Consumer Services 6.1%
Comcast Corp. (a)	700	21
Lee Enterprises, Inc.	500	19
Viacom, Inc. (a)	600	26
Walt Disney Co.	1,000	20

		86

Consumer Staples 4.2%
Altria Group, Inc.	500	23
PepsiCo, Inc.	400	18
Procter & Gamble Co.	200	18

		59

Energy 7.5%
ChevronTexaco Corp.	300	22
Exxon Mobil Corp.	1,400	50
Kerr-McGee Corp.	400	18
Southern Union Co. (a)	1,000	17

		107

Financial & Business Services 32.9%
Allstate Corp.	400	14
Ambac Financial Group, Inc.	300	20
American Express Co.	500	21
American Financial Realty Trust	900	13
American Financial Trust (a)	500	6
American International Group, Inc.	400	22
AmeriCredit Corp. (a)	1,400	12
Anworth Mortgage Asset Corp.	700	11
Bank of America Corp.	600	47
Bank of New York Co., Inc.	600	17
Citigroup, Inc.	1,500	64
City National Corp.	400	18
Dow Jones & Co., Inc.	500	21
Kansas City Life Insurance Co.	400	17
Meadowbrook Insurance Group, Inc. (a)	5,400	17
Morgan Stanley Dean Witter & Co.	500	21
North Fork Bancorp., Inc.	500	17
Renaissance Holdings Ltd.	500	23
RLI Corp.	500	16
The Goldman Sachs Group, Inc.	200	17
Wachovia Corp.	700	28
Wells Fargo & Co.	500	25

		467

Healthcare 10.0%
Abbott Laboratories	500	22
Guilford Pharmaceuticals, Inc. (a)	3,700	17
Jefferson-Pilot Corp.	400	17
LifePoint Hospitals, Inc. (a)	600	13
Orchid Biosciences, Inc. (a)	10,200	12
Praecis Pharmaceuticals, Inc. (a)	4,700	23
SangStat Medical Corp. (a)	1,000	13
WellPoint Health Networks, Inc. (a)	300	25

		142

Materials & Processing 6.3%
Alcoa, Inc.	1,200	$31
Dow Chemical Co.	400	12
OM Group, Inc.	1,900	28
Praxair, Inc.	300	18

		89

Technology 7.0%
Agilent Technologies, Inc. (a)	900	18
Amdocs Ltd. (a)	700	17
IBM Corp.	300	25
infoUSA Inc. (a)	900	7
Microsoft Corp.	700	18
NCR Corp. (a)	600	15

		100

Transportation 2.2%
Pacer International, Inc. (a)	900	17
SCS Transportation, Inc. (a)	1,200	15

		32

Utilities 5.2%
Dominion Resources, Inc.	400	26
Public Service Enterprise Group, Inc.	400	17
Sierra Pacific Resources (a)	1,000	6
TXU Corp.	1,100	25

		74

Total Common Stocks (Cost $1,164)		1,370

SHORT-TERM INSTRUMENTS 1.7%

	Principal Amount (000s)

Repurchase Agreement 1.7%
State Street Bank
0.800% due 07/01/2003	$24	24
(Dated 06/30/2003. Collateralized by Fannie Mae 4.000% due 02/15/2005 valued at $26. Repurchase proceeds are $24.)

Total Short-Term Instruments (Cost $24)		24

Total Investments 98.1% (Cost $1,188)		$1,394
Other Assets and Liabilities (Net) 1.9%		27

Net Assets 100.0%		$1,421

Notes to Schedule of Investments:

(a) Non-income producing security.

28	PIMCO Funds Annual Report I 6.30.03 I See accompanying notes

Schedule of Investments

NACM Growth Fund

June 30, 2003

	Shares	Value (000s)

COMMON STOCKS 93.7%
Capital Goods 5.0%
General Electric Co.	2,500	$72

Communications 2.6%
Avaya, Inc. (a)	2,500	16
Echostar Communications Corp. ‘A’ (a)	600	21

		37

Consumer Discretionary 11.0%
AdvancePCS (a)	800	31
Gap, Inc.	1,900	36
The Home Depot, Inc.	1,500	50
Wal-Mart Stores, Inc.	800	43

		160

Consumer Services 5.9%
Apollo Group, Inc. (a)	400	25
eBay, Inc. (a)	300	31
Univision Communications, Inc. ‘A’ (a)	1,000	30

		86

Consumer Staples 4.8%
Anheuser-Busch Cos., Inc.	500	25
Procter & Gamble Co.	500	45

		70

Energy 4.3%
Patterson-UTI Energy, Inc. (a)	1,200	39
Williams Companies, Inc.	2,900	23

		62

Financial & Business Services 8.3%
Bank of America Corp.	500	39
First Data Corp.	600	25
J.P. Morgan Chase & Co.	800	27
Omnicom Group, Inc.	400	29

		120

Healthcare 22.5%
Allergan, Inc.	400	31
Amgen, Inc. (a)	500	33
Anthem, Inc. (a)	400	31
Gilead Sciences, Inc. (a)	500	28
Johnson & Johnson	800	41
Medtronic, Inc.	600	29
Merck & Co., Inc.	700	42
Pfizer, Inc.	2,100	72
Watson Pharmaceuticals, Inc. (a)	500	20

		327

Technology 29.3%
Affiliated Computer Services, Inc. ‘A’ (a)	500	23
Agilent Technologies, Inc. (a)	1,400	27
Applied Materials, Inc. (a)	1,800	28
Broadcom Corp. ‘A’ (a)	1,200	30
Cisco Systems, Inc. (a)	2,800	46
Dell Computer Corp. (a)	900	29
EMC Corp. (a)	2,500	26
IBM Corp.	400	33
Intel Corp.	2,300	48
InterActive Corp. (a)	800	32
Microsoft Corp.	2,800	72
VERITAS Software Corp. (a)	1,100	31

		425

Total Common Stocks (Cost $1,222)		1,359

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 6.4%
Repurchase Agreement 6.4%
State Street Bank
0.800% due 07/01/2003	$93	$93
(Dated 06/30/2003. Collateralized by Federal Home Loan Bank 3.625% due 09/30/2004 valued at $99. Repurchase proceeds are $93.)

Total Short-Term Instruments (Cost $93)		93

Total Investments 100.1% (Cost $1,315)		$1,452
Other Assets and Liabilities (Net) (0.1%)		(1)

Net Assets 100.0%		$1,451

Notes to Schedule of Investments:

(a) Non-income producing security.

See accompanying notes I 6.30.03 I PIMCO Funds Annual Report	29

Schedule of Investments

NACM Value Fund

June 30, 2003

	Shares	Value (000s)

COMMON STOCKS 93.9%
Aerospace 0.9%
Raytheon Co.	500	$16

Capital Goods 7.3%
3M Co.	400	52
ITT Industries, Inc.	200	13
Textron, Inc.	500	19
Tyco International Ltd.	1,300	25
Weatherford International, Inc. (a)	400	17

		126

Communications 5.5%
AT&T Corp.	700	13
BellSouth Corp.	600	16
SBC Communications, Inc.	1,200	31
Verizon Communications, Inc.	900	35

		95

Consumer Discretionary 5.6%
Federated Department Stores, Inc.	600	22
Fox Entertainment Group, Inc. (a)	600	17
Pitney Bowes, Inc.	500	19
TJX Companies., Inc.	1,100	21
W.W. Grainger, Inc.	400	19

		98

Consumer Services 5.5%
Comcast Corp. (a)	400	12
Knight-Ridder, Inc.	200	14
McDonald’s Corp.	1,100	24
Viacom, Inc. (a)	500	22
Walt Disney Co.	1,200	24

		96

Consumer Staples 6.2%
Altria Group, Inc.	300	14
Fortune Brands, Inc.	400	21
Kimberly-Clark Corp.	400	21
Kraft Foods, Inc.	200	6
PepsiCo, Inc.	600	27
Procter & Gamble Co.	200	18

		107

Energy 10.0%
Apache Corp.	415	27
ChevronTexaco Corp.	400	29
ConocoPhillips	627	34
Exxon Mobil Corp.	1,800	65
Kerr-McGee Corp.	400	18

		173

Financial & Business Services 31.8%
Allstate Corp.	800	29
Ambac Financial Group, Inc.	300	20
American Express Co.	500	21
American International Group, Inc.	800	44
Bank of America Corp.	600	47
Bank of New York Co., Inc.	600	17
Cincinnati Financial Corp.	500	19
Citigroup, Inc.	1,800	77
Dow Jones & Co., Inc.	500	22
FleetBoston Financial Corp.	1,400	42
John Hancock Financial Services, Inc.	500	15
Key Corp.	200	5
Morgan Stanley Dean Witter & Co.	1,000	43
North Fork Bancorp., Inc.	600	20
PNC Bank Corp.	400	20
The Goldman Sachs Group, Inc.	100	8
Travelers Property Casualty Corp.	1,238	20
Wachovia Corp.	900	36
Washington Mutual, Inc.	500	21
Wells Fargo & Co.	500	25

		551

Healthcare 4.5%
Abbott Laboratories	500	22
Jefferson-Pilot Corp.	500	21
WellPoint Health Networks, Inc. (a)	200	$17
Wyeth	400	18

		78

Materials & Processing 2.9%
Alcoa, Inc.	600	15
International Paper Co.	300	11
Praxair, Inc.	400	24

		50

Technology 7.9%
Computer Sciences Corp. (a)	500	19
Hewlett-Packard Co.	600	13
Honeywell International, Inc.	1,200	32
IBM Corp.	400	33
Lucent Technologies, Inc. (a)	4,000	8
Microsoft Corp.	1,300	33

		138

Transportation 0.7%
Delta Air Lines, Inc.	900	13

Utilities 5.1%
Dominion Resources, Inc.	300	19
FPL Group, Inc.	200	13
PPL Corp.	400	17
Public Service Enterprise Group, Inc.	500	21
TXU Corp.	800	18

		88

Total Common Stocks (Cost $1,464)		1,629

SHORT-TERM INSTRUMENTS 1.1%

	Principal Amount (000s)

Repurchase Agreement 1.1%
State Street Bank
0.800% due 07/01/2003	$19	19
(Dated 06/30/2003. Collateralized by Fannie Mae 2.020% due 02/28/2005 valued at $20. Repurchase proceeds are $19.)

Total Short-Term Instruments (Cost $19)		19

Total Investments 95.0% (Cost $1,483)		$1,648
Other Assets and Liabilities (Net) 5.0%		86

Net Assets 100.0%		$1,734

Notes to Schedule of Investments:

(a) Non-income producing security.

30	PIMCO Funds Annual Report I 6.30.03 I See accompanying notes

Schedule of Investments

NFJ Basic Value Fund

June 30, 2003

	Shares	Value (000s)

COMMON STOCKS 94.3%
Building 1.9%
Centex Corp.	900	$70

Capital Goods 2.0%
Ingersoll-Rand Co. ‘A’	1,600	76

Communications 5.8%
Nextel Communications, Inc. (a)	4,000	72
Sprint Corp.	5,200	75
Verizon Communications, Inc.	1,800	71

		218

Consumer Discretionary 13.1%
Eastman Kodak Co.	2,600	71
General Motors Corp.	3,800	137
Tupperware Corp.	4,800	69
V.F. Corp.	4,200	143
Whirlpool Corp.	1,100	70

		490

Consumer Services 1.8%
Knight-Ridder, Inc.	1,000	69

Consumer Staples 13.2%
Adolph Coors Co. ‘B’	1,400	69
ConAgra Foods, Inc.	2,900	68
Fortune Brands, Inc.	1,300	68
Pepsi Bottling Group, Inc.	3,600	72
R.J. Reynolds Tobacco Holdings, Inc.	4,000	149
Supervalu, Inc.	3,300	70

		496

Energy 9.5%
Amerada Hess Corp.	1,500	74
Apache Corp.	1,100	72
ConocoPhillips	2,600	142
Valero Energy Corp.	1,900	69

		357

Financial & Business Services 24.5%
Bear Stearns Co., Inc.	1,000	72
Deluxe Corp.	3,100	139
Duke Realty Corp.	2,600	72
J.P. Morgan Chase & Co.	2,100	72
Key Corp.	2,800	71
Lincoln National Corp.	2,000	71
Loews Corp.	1,500	71
MGIC Investment Corp.	1,500	70
Union Planters Corp.	4,500	140
UnumProvident Corp.	5,300	71
Washington Mutual, Inc.	1,700	70

		919

Healthcare 7.6%
Becton Dickinson & Co.	1,900	74
Bristol-Myers Squibb Co.	2,700	73
GlaxoSmithKline PLC - ADR	1,700	69
Oxford Health Plans, Inc. (a)	1,700	71

		287

Materials & Processing 3.6%
Alcan, Inc.	2,200	69
Georgia-Pacific Corp.	3,500	66

		135

Technology 5.7%
Electronic Data Systems Corp.	3,300	71
Hewlett-Packard Co.	3,400	72
Lexmark International, Inc. (a)	1,000	71

		214

Transportation 1.9%
Burlington Northern Santa Fe Corp.	2,500	71

Utilities 3.7%
DTE Energy Co.	1,800	$70
Nicor, Inc.	1,900	70

		140

Total Common Stocks (Cost $3,374)		3,542

SHORT-TERM INSTRUMENTS 11.2%
Money Market Fund 5.6%
State Street Navigator Securities Lending Prime Portfolio (b)	211,953	212

	Principal Amount (000s)

Repurchase Agreement 5.6%
State Street Bank
0.800% due 07/01/2003	$210	210
(Dated 06/30/2003. Collateralized by Federal Home Loan Bank 1.640% due 06/17/2005 valued at $215. Repurchase proceeds are $210.)

Total Short-Term Instruments (Cost $422)		422

Total Investments 105.5% (Cost $3,796)		$3,964

Other Assets and Liabilities (Net) (5.5%)		(208)

Net Assets 100.0%		$3,756

Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing security.

(b) Security purchased with the cash proceeds from securities loans. The aggregate market value of the securities on loan was $206 as of June 30, 2003.

See accompanying notes I 6.30.03 I PIMCO Funds Annual Report	31

Schedule of Investments

NFJ Equity Income Fund

June 30, 2003

	Shares	Value (000s)

COMMON STOCKS 93.6%
Aerospace 2.1%
Goodrich Corp.	78,600	$1,651

Capital Goods 4.0%
Cooper Industries, Ltd.	35,800	1,479
Textron, Inc.	41,200	1,608

		3,087

Communications 5.7%
SBC Communications, Inc.	58,100	1,484
Sprint Corp.	106,000	1,526
Verizon Communications, Inc.	36,300	1,432

		4,442

Consumer Discretionary 17.0%
Eastman Kodak Co.	105,200	2,877
General Motors Corp.	79,600	2,866
Limited, Inc.	95,700	1,483
The May Department Stores Co.	66,000	1,469
VF Corp.	85,400	2,908
Whirlpool Corp.	25,100	1,599

		13,202

Consumer Staples 11.4%
Albertson’s, Inc.	75,400	1,448
ConAgra Foods, Inc.	61,500	1,451
Fortune Brands, Inc.	28,300	1,477
RJ Reynolds Tobacco Holdings, Inc.	84,000	3,126
Supervalu, Inc.	64,000	1,365

		8,867

Energy 9.3%
ChevronTexaco Corp.	19,700	1,422
ConocoPhillips	26,606	1,458
KeySpan Corp.	41,200	1,461
Marathon Oil Corp.	54,100	1,426
Occidental Petroleum Corp.	43,200	1,449

		7,216

Financial & Business Services 29.2%
Apartment Investment & Management Co. ‘A’	41,600	1,439
CIGNA Corp.	32,200	1,512
Deluxe Corp.	32,300	1,447
Duke Realty Corp.	54,000	1,488
FleetBoston Financial Corp.	46,800	1,390
J.P. Morgan Chase & Co.	43,800	1,497
Key Corp.	111,400	2,815
Lincoln National Corp.	83,500	2,975
Morgan Stanley Dean Witter & Co.	33,400	1,428
Union Planters Corp.	90,500	2,808
UnumProvident Corp.	79,000	1,059
Washington Mutual, Inc.	69,200	2,858

		22,716

Healthcare 3.7%
Bristol-Myers Squibb Co.	54,300	1,474
GlaxoSmithKline PLC	35,200	1,427

		2,901

Materials & Processing 1.9%
Georgia-Pacific Corp.	76,000	1,440

Technology 1.8%
Electronic Data Systems Corp.	66,200	1,420

Transportation 1.9%
Burlington Northern Santa Fe Corp.	50,600	1,439

Utilities 5.6%
American Electric Power Co., Inc.	48,200	1,438
DTE Energy Co.	36,900	1,426
Nicor, Inc.	40,100	1,488

		4,352

Total Common Stocks (Cost $68,408)		72,733

SHORT-TERM INSTRUMENTS 11.9%
Money Market Fund 6.6%
State Street Navigator Securities Lending Prime Portfolio (a)	5,116,235	$5,116

	Principal Amount (000s)

Repurchase Agreement 5.3%
State Street Bank
0.800% due 07/01/2003	$4,135	4,135
(Dated 06/30/2003. Collateralized by Federal Home Loan Bank 1.350% due 05/03/2004 valued at $4,222. Repurchase proceeds are $4,135.)

Total Short-Term Instruments (Cost $9,251)		9,251

Total Investments 105.5% (Cost $77,659)		$81,984

Other Assets and Liabilities (Net) (5.5%)		(4,309)

Net Assets 100.0%		$77,675

Notes to Schedule of Investments (amounts in thousands):

(a) Security purchased with the cash proceeds from securities loans. The aggregate market value of the securities on loan was $4,950 as of June 30, 2003.

32	PIMCO Funds Annual Report I 6.30.03 I See accompanying notes

Schedule of Investments

NFJ Small-Cap Value Fund

June 30, 2003

	Shares	Value (000s)

COMMON STOCKS 91.9%
Aerospace 0.6%
Kaman Corp. ‘A’	740,000	$8,651

Building 2.9%
Butler Manufacturing Co.	115,300	1,906
Crane Co.	630,000	14,257
Hughes Supply, Inc.	400,000	13,880
MDC Holdings, Inc.	281,000	13,567

		43,610

Capital Goods 8.2%
Acuity Brands, Inc.	807,000	14,663
ArvinMeritor, Inc.	675,000	13,621
Barnes Group, Inc.	448,000	9,748
Curtiss-Wright Corp.	131,800	8,330
Gatx Capital Corp.	712,000	11,641
Harsco Corp.	382,000	13,771
Precision Castparts Corp.	455,000	14,150
Regal-Beloit Corp.	699,000	13,351
Tecumseh Products Co. ‘A’	330,000	12,642
York International Corp.	574,000	13,432

		125,349

Consumer Discretionary 16.6%
Arctic Cat, Inc.	621,000	11,898
Banta Corp.	410,000	13,272
Brown Shoe Co., Inc.	464,000	13,827
Burlington Coat Factory Warehouse Corp.	784,000	14,034
Callaway Golf Co.	1,000,000	13,220
Cato Corp. ‘A’	655,000	13,807
Claire’s Stores, Inc.	519,000	13,162
Dillard’s, Inc. ‘A’	879,000	11,840
Ennis Business Forms, Inc.	641,700	9,337
Kellwood Co.	455,000	14,392
Kimball International, Inc. ‘B’	586,000	9,142
Lancaster Colony Corp.	345,000	13,338
Lance, Inc.	1,221,000	11,148
Libbey, Inc.	596,400	13,538
Maytag Corp.	549,000	13,407
Ruddick Corp.	895,000	14,069
Russ Berrie & Co., Inc.	377,000	13,764
Russell Corp.	705,000	13,395
Sturm Ruger & Co., Inc.	820,000	8,200
Tupperware Corp.	955,000	13,714

		252,504

Consumer Services 3.4%
Bob Evans Farms, Inc.	493,000	13,622
IHOP Corp.	339,400	10,715
Lone Star Steakhouse & Saloon, Inc.	635,000	13,824
Roto-Rooter, Inc.	346,000	13,214

		51,375

Consumer Staples 5.5%
Casey’s General Stores, Inc.	962,000	13,603
Corn Products International, Inc.	452,000	13,574
Fresh Del Monte Produce, Inc.	550,000	14,129
Loews Corp. - Carolina Group	545,000	14,715
Sensient Technologies Corp.	624,000	14,240
Universal Corp.	319,000	13,494

		83,755

Energy 8.4%
Berry Petroleum Co. ‘A’	495,000	8,885
Cabot Oil & Gas Corp. ‘A’	500,000	13,805
Helmerich & Payne, Inc.	460,000	13,432
Northwest Natural Gas Co.	493,000	13,434
Patina Oil & Gas Corp.	433,750	13,945
St. Mary Land & Exploration Co.	505,000	13,786
Tidewater, Inc.	456,000	13,393
UGI Corp.	429,000	13,599
Vintage Petroleum, Inc.	1,216,000	13,716
World Fuel Services Corp.	422,000	10,377

		128,372

Financial & Business Services 19.9%
AmerUs Group Co.	497,000	$14,010
Annaly Mortgage Management, Inc.	677,000	13,479
BancorpSouth, Inc.	631,000	13,156
CBL & Associates Properties, Inc.	316,000	13,588
Commercial Federal Corp.	643,000	13,632
Delphi Financial Group, Inc.’A’	295,000	13,806
First Industrial Realty Trust, Inc.	422,000	13,335
Fremont General Corp.	1,000,000	13,700
Health Care Property Investors, Inc.	328,000	13,891
Healthcare Realty Trust, Inc.	456,000	13,292
HRPT Properties Trust	1,469,000	13,515
Hudson United Bancorp.	394,000	13,455
LandAmerica Financial Group, Inc.	288,000	13,680
McGrath Rentcorp	454,000	12,140
New Plan Excel Realty Trust, Inc.	633,000	13,515
Old National Bancorp.	570,000	13,110
Provident Financial Group, Inc.	521,000	13,353
Seacoast Financial Services Corp.	660,000	13,068
Shurgard Storage Centers, Inc. ‘A’	418,000	13,827
Susquehanna Bancshares, Inc.	464,000	10,834
UMB Financial Corp.	242,100	10,265
United Dominion Realty Trust	783,000	13,483
Washington Federal, Inc.	581,000	13,439

		303,573

Healthcare 4.6%
Arrow International, Inc.	301,000	13,289
Cooper Cos., Inc.	418,600	14,555
Invacare Corp.	404,000	13,332
Landauer, Inc.	327,000	13,678
Owens & Minor, Inc.	647,000	14,460

		69,314

Materials & Processing 8.6%
Albany International Corp.	250,000	6,850
Commercial Metals Co.	728,400	12,958
Florida Rock Industries, Inc.	317,000	13,086
Goldcorp, Inc.	364,000	4,368
Lincoln Electric Holdings, Inc.	660,000	13,471
Lubrizol Corp.	444,000	13,760
Massey Energy Co.	1,000,000	13,150
Rock-Tenn Co. ‘A’	888,000	15,052
Teleflex, Inc.	311,000	13,233
Universal Forest Products, Inc.	667,500	13,977
Wellman, Inc.	1,058,000	11,850

		131,755

Technology 1.7%
Analogic Corp.	23,400	1,141
Methode Electronics, Inc.	1,290,000	13,867
PerkinElmer, Inc.	819,800	11,321

		26,329

Transportation 3.5%
Alexander & Baldwin, Inc.	503,000	13,345
Frontline Ltd.	801,800	11,402
Teekay Shipping Corp.	328,000	14,071
USF Corp.	509,000	13,728

		52,546

Utilities 8.0%
Atmos Energy Corp.	555,000	13,764
Cleco Corp.	770,000	13,336
Energen Corp.	399,000	13,287
National Fuel Gas Co.	519,000	13,520
OGE Energy Corp.	664,000	14,190
Peoples Energy Corp.	322,000	13,811
PNM Resources, Inc.	514,000	13,749
Vectren Corp.	543,000	13,602
WGL Holdings, Inc.	495,000	13,217

		122,476

Total Common Stocks (Cost $1,263,100)		1,399,609

SHORT-TERM INSTRUMENTS 11.6%
Money Market Fund 4.8%
State Street Navigator Securities Lending Prime Portfolio (a)	73,176,635	$73,177

	Principal Amount (000s)

Repurchase Agreement 6.8%
State Street Bank
0.800% due 07/01/2003	$103,791	103,791
(Dated 06/30/2003. Collateralized by Fannie Mae 0.000% due 08/13/2003 valued at $3,870 and Federal Home Loan Bank 1.250% due 07/02/2004 valued at $102,007. Repurchase proceeds are $103,793.)

Total Short-Term Instruments (Cost $176,968)		176,968

Total Investments 103.5% (Cost $1,440,068)		$1,576,577

Other Assets and Liabilities (Net) (3.5%)		(53,281)

Net Assets 100.0%		$1,523,296

Notes to Schedule of Investments (amounts in thousands):

(a) Security purchased with the cash proceeds from securities loans. The aggregate market value of the securities on loan was $71,584 as of June 30, 2003.

See accompanying notes I 6.30.03 I PIMCO Funds Annual Report	33

Schedule of Investments

PEA Growth & Income Fund

June 30, 2003

	Shares	Value (000s)

COMMON STOCKS 89.1%
Capital Goods 7.1%
3M Co.	10,000	$1,290
Caterpillar, Inc.	35,000	1,948
General Electric Co.	65,000	1,864

		5,102

Communications 1.9%
Verizon Communications, Inc.	35,000	1,381

Consumer Discretionary 6.4%
Clear Channel Communications, Inc. (a)	35,000	1,484
Eastman Kodak Co.	25,000	684
General Motors Corp.	50,000	1,120
Wal-Mart Stores, Inc.	25,000	1,342

		4,630

Consumer Services 2.1%
Viacom, Inc. (a)	35,000	1,528

Consumer Staples 2.5%
Procter & Gamble Co.	20,000	1,784

Energy 8.1%
BP PLC SP - ADR	35,000	1,471
ChevronTexaco Corp.	25,000	1,805
Kinder Morgan Management LLC	67,541	2,530

		5,806

Financial & Business Services 28.7%
American Express Co.	35,000	1,463
American International Group, Inc.	25,000	1,379
Bank of America Corp.	25,000	1,976
Boston Properties, Inc.	50,000	2,190
Citigroup, Inc.	50,000	2,140
First Data Corp.	35,000	1,450
iStar Financial, Inc.	25,000	912
J.P. Morgan Chase & Co.	75,000	2,563
Morgan Stanley Dean Witter & Co.	25,000	1,069
Simon Property Group, Inc.	50,000	1,951
Vornado Realty Trust	50,000	2,180
Washington Mutual, Inc.	35,000	1,445

		20,718

Healthcare 10.7%
Allergan, Inc.	20,000	1,542
Boston Scientific Corp. (a)	25,000	1,527
Forest Laboratories, Inc. (a)	25,000	1,369
Pfizer, Inc.	50,000	1,708
Wyeth	35,000	1,594

		7,740

Materials & Processing 5.7%
Alcoa, Inc.	50,000	1,275
Dow Chemical Co.	50,000	1,548
International Paper Co.	35,000	1,251

		4,074

Technology 11.6%
Hewlett-Packard Co.	100,000	2,130
Honeywell International, Inc.	50,000	1,343
IBM Corp.	15,000	1,238
Intel Corp.	50,000	1,039
Microsoft Corp.	75,000	1,921
Sun Microsystems, Inc. (a)	150,000	690

		8,361

Utilities 4.3%
Dominion Resources, Inc.	25,000	1,607
Exelon Corp.	25,000	1,495

		3,102

Total Common Stocks (Cost $61,344)		64,226

CONVERTIBLE PREFERRED STOCK 6.1%
Goldman Sachs Group, Inc.
8.850% due 01/23/2004	86,400	$1,635
11.125% due 04/08/2004	82,000	1,526
12.000% due 12/22/2003	45,100	1,214

Total Convertible Preferred Stock (Cost $3,760)		4,375

CONVERTIBLE BONDS & NOTES 2.2%

	Principal Amount (000s)

Industrials 2.2%
Cendant Corp. 3.875% due 11/27/2011 (a)	$1,500	1,594

Total Convertible Bonds & Notes (Cost $1,500)		1,594

SHORT-TERM INSTRUMENTS 2.3%
Repurchase Agreement 2.3%
State Street Bank
0.800% due 07/01/2003	1,685	1,685
(Dated 06/30/2003. Collateralized by Fannie Mae 1.350% due 05/03/2004 valued at $1,720. Repurchase proceeds are $1,685.)

Total Short-Term Instruments (Cost $1,685)		1,685

Total Investments 99.7% (Cost $68,289)		$71,880

Other Assets and Liabilities (Net) 0.3%		249

Net Assets 100.0%		$72,129

Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing security.

34	PIMCO Funds Annual Report I 6.30.03 I See accompanying notes

Schedule of Investments

PEA Growth Fund

June 30, 2003

	Shares	Value (000s)

COMMON STOCKS 98.2%
Capital Goods 7.0%
3M Co.	150,000	$19,347
General Electric Co.	750,000	21,510
Illinois Tool Works, Inc.	250,000	16,462

		57,319

Communications 2.1%
Echostar Communications Corp. ‘A’ (a)	500,000	17,310

Consumer Discretionary 12.5%
Clear Channel Communications, Inc. (a)	750,000	31,792
Comcast Corp.(a)	500,000	14,415
Nike, Inc.	250,000	13,372
The Home Depot, Inc.	500,000	16,560
Wal-Mart Stores, Inc.	500,000	26,835

		102,974

Consumer Services 8.3%
Carnival Corp.	500,000	16,255
Cendant Corp. (a)	750,000	13,740
Starwood Hotels & Resorts Worldwide, Inc.	500,000	14,295
Viacom, Inc. (a)	550,000	24,013

		68,303

Consumer Staples 2.7%
Procter & Gamble Co.	250,000	22,295

Energy 2.0%
Schlumberger Ltd.	350,000	16,649

Financial & Business Services 21.5%
American Express Co.	500,000	20,905
American International Group, Inc.	500,000	27,590
Bank of America Corp.	350,000	27,660
Citigroup, Inc.	850,000	36,380
First Data Corp.	750,000	31,080
Merrill Lynch & Co.	350,000	16,338
SLM Corp.	450,000	17,627

		177,580

Healthcare 16.2%
Boston Scientific Corp. (a)	350,000	21,385
Forest Laboratories, Inc. (a)	350,000	19,163
Johnson & Johnson	250,000	12,925
Pfizer, Inc.	1,000,000	34,150
Stryker Corp.	300,000	20,811
UnitedHealth Group, Inc.	500,000	25,125

		133,559

Technology 23.3%
Applied Materials, Inc. (a)	550,000	8,723
Cisco Systems, Inc. (a)	1,500,000	24,885
Dell Computer Corp. (a)	750,000	23,970
EMC Corp. (a)	1,250,000	13,088
Hewlett-Packard Co.	1,000,000	21,300
IBM Corp.	250,000	20,625
Intel Corp.	750,000	15,588
Maxim Integrated Products, Inc.	350,000	11,967
Microsoft Corp.	1,000,000	25,610
Oracle Corp. (a)	1,000,000	12,020
SAP AG	500,000	14,610

		192,386

Transportation 2.6%
FedEx Corp.	350,000	21,711

Total Common Stocks (Cost $711,238)		810,086

	Principal Amount (000s)

CONVERTIBLE BONDS & NOTES 0.0%
Financial & Business Services 0.0%
Cabbell Financial Grantor Trust
7.187% due 12/31/2002 (b)	$358,994	$0

Total Convertible Bonds & Notes (Cost $359)		0

SHORT-TERM INSTRUMENTS 3.9%

	Shares

Money Market Fund 1.4%
State Street Navigator Securities Lending Prime Portfolio (c)	11,116,932	11,117

	Principal Amount (000s)

Repurchase Agreement 2.5%
State Street Bank
0.800% due 07/01/2003	$20,370	20,370
(Dated 06/30/2003. Collateralized by Federal Home Loan Bank 1.300% due 06/28/2004 valued at $20,779. Repurchase proceeds are $20,370.)

Total Short-Term Instruments (Cost $31,487)		31,487

Total Investments 102.1% (Cost $743,084)		$841,573

Other Assets and Liabilities (Net) (2.1%)		(16,903)

Net Assets 100.0%		$824,670

Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing security.

(b) Security is in default.

(c) Security purchased with the cash proceeds from securities loans. The aggregate market value of the securities on loan was $10,841 as of June 30, 2003.

See accompanying notes I 6.30.03 I PIMCO Funds Annual Report	35

Schedule of Investments

PEA Opportunity Fund

June 30, 2003

	Shares	Value (000s)

COMMON STOCKS 102.9%
Aerospace 1.9%
DRS Technologies, Inc. (a)	176,800	$4,936

Capital Goods 2.1%
Alliance Gaming Corp. (a)	287,800	5,442

Communications 2.3%
Cumulus Media, Inc. ‘A’ (a)	161,600	3,059
Matrixone, Inc. (a)	515,883	2,961

		6,020

Consumer Discretionary 13.1%
American Eagle Outfitters, Inc. (a)	279,700	5,068
B.J.’s Wholesale Club, Inc. (a)	181,700	2,736
Herman Miller, Inc.	122,200	2,470
K-Swiss, Inc. ‘A’	87,000	3,003
Linens `n Things, Inc. (a)	223,705	5,282
MSC Industrial Direct Co. (a)	197,100	3,528
PETsMART, Inc. (a)	191,438	3,191
Polaris Industries, Inc.	56,200	3,451
Select Comfort Corp. (a)	151,600	2,483
The Yankee Candle Co., Inc. (a)	135,300	3,142

		34,354

Consumer Services 15.0%
Corporate Executive Board Co. (a)	61,600	2,515
Forrester Research, Inc. (a)	252,400	4,129
Macrovision Corp. (a)	99,688	1,986
Mobile Mini, Inc. (a)	232,800	3,802
MPS Group, Inc. (a)	362,900	2,497
Navigant Consuling, Inc. (a)	239,800	2,842
Pegasus Solutions, Inc. (a)	282,700	4,594
Regal Entertainment Group	105,700	2,492
Resources Connection, Inc. (a)	95,983	2,290
Sinclair Broadcast Group, Inc. (a)	41,700	484
Sylvan Learning Systems, Inc. (a)	240,400	5,491
The Cheesecake Factory, Inc. (a)	114,000	4,092
XM Satellite Radio Holings, Inc. (a)	198,900	2,198

		39,412

Consumer Staples 1.0%
Wild Oats Markets, Inc. (a)	249,682	2,722

Energy 5.5%
Grant Prideco, Inc. (a)	280,000	3,290
Key Energy Group, Inc. (a)	460,000	4,931
Spinnaker Exploration Co. (a)	122,600	3,212
Tidewater, Inc.	97,000	2,849

		14,282

Environmental Services 1.1%
Stericycle, Inc. (a)	76,700	2,951

Financial & Business Services 10.7%
Affiliated Managers Group, Inc. (a)	73,800	4,498
Boston Private Financial Holdings, Inc.	157,900	3,329
Doubleclick, Inc. (a)	276,900	2,561
Investors Financial Services Corp.	316,000	9,167
Kroll, Inc. (a)	130,400	3,529
Providian Financial Corp. (a)	532,300	4,929

		28,013

Healthcare 15.6%
Adolor Corp. (a)	118,600	1,455
Andrx Group Corp. (a)	114,500	2,279
BioMarin Pharmaceutical, Inc. (a)	236,600	2,309
CTI Molecular Imaging, Inc. (a)	276,700	5,232
Discovery Laboratories, Inc. - Warrant Exp. 03/21/2005 (a)(c)	92,308	202
Genta, Inc. (a)	162,100	2,159
Ilex Oncology, Inc. (a)	70,600	1,370
INAMED Corp. (a)	68,400	3,672
Intergra LifeSciences Holdings, Inc. (a)	96,100	2,535
NBTY, Inc. (a)	204,250	4,302
NPS Pharmaceuticals, Inc. (a)	76,600	1,865
Omnicare, Inc.	94,300	3,186
Pharmaceutical Resources, Inc. (a)	64,100	3,119
VistaCare, Inc. (a)	160,200	$3,895
Wright Medical Group, Inc. (a)	178,900	3,399

		40,979

Materials & Processing 3.2%
Coherent, Inc. (a)	139,300	3,299
Hanover Compressor Co. (a)	450,700	5,093

		8,392

Technology 23.8%
Aeroflex, Inc. (a)	489,424	3,788
Artisan Components, Inc. (a)	174,050	3,935
ASE Test Ltd. (a)	755,500	4,155
Borland Software Corp. (a)	362,100	3,538
Brocade Communications Systems, Inc. (a)	369,800	2,178
Cymer, Inc. (a)	93,500	2,993
Documentum, Inc. (a)	112,800	2,219
Extreme Networks, Inc. (a)	386,600	2,049
F5 Networks, Inc. (a)	143,100	2,411
FLIR Systems, Inc. (a)	72,800	2,195
Identix, Inc. (a)	314,900	2,000
Imax Corp. (a)	144,300	1,299
Lawson Software, Inc. (a)	442,100	3,435
MicroStrategy, Inc. (a)	75,800	2,761
Monster Worldwide, Inc. (a)	131,900	2,602
Netscreen Technologies, Inc. (a)	105,100	2,370
Photon Dynamics, Inc. (a)	102,100	2,821
Powerwave Technologies, Inc. (a)	228,500	1,433
Semtech Corp. (a)	335,025	4,771
SkillSoft PLC (a)	576,200	2,910
UTStarcom, Inc. (a)	58,000	2,063
Websense, Inc. (a)	278,880	4,367

		62,293

Transportation 7.6%
Atlantic Coast Airlines Holdings, Inc. (a)	356,356	4,807
Old Dominion Freight Line, Inc. (a)	157,105	3,397
OMI Corp. (a)	634,000	3,905
Skywest, Inc.	261,600	4,986
Swift Transportation Co., Inc. (a)	152,800	2,845

		19,940

Total Common Stocks (Cost $230,017)		269,736

SHORT-TERM INSTRUMENTS 23.1%
Money Market Fund 23.1%
State Street Navigator Securities Lending Prime Portfolio (b)	60,659,390	60,659

Total Short-Term Instruments (Cost $60,659)		60,659

Total Investments 126.0% (Cost $290,676)		$330,395
Other Assets and Liabilities (Net) (26.0%)		(68,152)

Net Assets 100.0%		$262,243

Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing security.

(b) Security purchased with the cash proceeds from securities loans. The aggregate market value of the securities on loan was $59,003 as of June 30, 2003.

(c) Indicates a fair valued security which has not been valued utilizing an independent quote and which is valued pursuant to guidelines established by the Trustees. The aggregate value of fair valued securities is $202 which is 0.08% of net assets.

36	PIMCO Funds Annual Report I 6.30.03 I See accompanying notes

Schedule of Investments

PEA Target Fund

June 30, 2003

	Shares	Value (000s)

COMMON STOCKS 96.8%
Capital Goods 3.3%
Fisher Scientific International, Inc. (a)	275,000	$9,597
ITT Industries, Inc.	125,000	8,182
Jacobs Engineering Group, Inc. (a)	36,800	1,551
Weatherford International, Inc. (a)	200,000	8,380

		27,710

Communications 2.3%
Echostar Communications Corp. ‘A’ (a)	550,000	19,041

Consumer Discretionary 13.4%
Abercrombie & Fitch Co. ‘A’ (a)	500,000	14,205
Best Buy Co., Inc. (a)	175,000	7,686
CarMax, Inc. (a)	175,000	5,276
Clear Channel Communications, Inc. (a)	265,000	11,233
Coach, Inc. (a)	175,000	8,704
Harman International Industries, Inc.	130,000	10,288
Insight Enterprises, Inc. (a)	600,000	6,036
Linens `n Things, Inc. (a)	700,000	16,527
MGM Mirage, Inc. (a)	200,000	6,836
Michaels Stores, Inc. (a)	400,000	15,224
Polaris Industries, Inc.	175,000	10,745

		112,760

Consumer Services 5.2%
Corporate Executive Board Co. (a)	106,100	4,331
E.W. Scripps Co.	40,000	3,549
Education Management Corp. (a)	165,000	8,775
Priceline.com, Inc. (a)	150,000	3,358
Royal Caribbean Cruises Ltd.	650,000	15,054
The Cheesecake Factory, Inc. (a)	250,000	8,972

		44,039

Consumer Staples 1.2%
CDW Corp. (a)	225,000	10,305

Energy 4.4%
Apache Corp.	135,000	8,783
BJ Services Co. (a)	200,000	7,472
ENSCO International, Inc.	325,000	8,742
Nabors Industries Ltd. (a)	185,000	7,317
National-Oilwell, Inc. (a)	200,000	4,400

		36,714

Financial & Business Services 12.8%
Accenture Ltd. (a)	450,000	8,140
Affiliated Managers Group, Inc. (a)	175,000	10,666
Ambac Financial Group, Inc.	170,000	11,262
Capital One Financial Corp.	70,000	3,443
Charles Schwab Corp.	400,000	4,036
Countrywide Credit Industries, Inc.	120,000	8,348
Doral Financial Corp.	200,000	8,930
Fair Isaac Corp.	60,000	3,087
Goldman Sachs Group, Inc.	345,800	6,545
iStar Financial, Inc.	200,000	7,300
Lamar Advertising Co. (a)	200,000	7,042
PartnerRe Ltd.	200,000	10,222
Providian Financial Corp. (a)	800,000	7,408
Radian Group, Inc.	300,000	10,995

		107,424

Healthcare 20.1%
Allergan, Inc.	130,000	10,023
AmerisourceBergen Corp.	170,000	11,789
Andrx Group Corp. (a)	500,000	9,950
CTI Molecular Imaging, Inc. (a)	550,000	10,400
Express Scripts, Inc. (a)	150,000	10,231
IDEC Pharmaceuticals Corp. (a)	225,000	7,650
INAMED Corp. (a)	175,000	9,396
Medicis Pharmaceutical ‘A’	150,000	8,505
MedImmune, Inc. (a)	200,000	7,274
Omnicare, Inc.	350,000	11,827
SICOR, Inc. (a)	400,000	$8,136
St. Jude Medical, Inc. (a)	197,700	11,368
Teva Pharmaceutical Industries Ltd. SP - ADR	275,000	15,656
Varian Medical Systems, Inc. (a)	350,000	20,150
Watson Pharmaceuticals, Inc. (a)	250,000	10,093
Zimmer Holdings, Inc. (a)	150,000	6,758

		169,206

Materials & Processing 0.7%
Alcan, Inc.	175,000	5,476

Technology 31.4%
Adobe Systems, Inc.	150,000	4,811
Affiliated Computer Services, Inc. ‘A’ (a)	200,000	9,146
Autodesk, Inc.	350,000	5,656
BEA Systems, Inc. (a)	850,000	9,231
Borland Software Corp. (a)	775,000	7,572
Broadcom Corp. ‘A’ (a)	325,000	8,096
Brocade Communications Systems, Inc. (a)	900,000	5,301
Business Objects S.A. SP - ADR (a)	250,000	5,488
Cognizant Technology Solutions Corp. (a)	300,000	7,308
Cognos, Inc. (a)	200,000	5,400
Cymer, Inc. (a)	325,000	10,403
DST Systems, Inc. (a)	225,000	8,550
Extreme Networks, Inc. (a)	1,750,000	9,275
Fairchild Semiconductor International, Inc. ‘A’ (a)	450,000	5,756
Flextronics International Ltd. (a)	500,000	5,195
Gentex Corp. (a)	300,000	9,183
Integrated Circuit Systems, Inc. (a)	360,000	11,315
Integrated Device Technology, Inc. (a)	500,000	5,525
InterActive Corp. (a)	375,000	14,839
Intuit, Inc. (a)	165,000	7,347
Juniper Networks, Inc. (a)	600,000	7,422
KLA-Tencor Corp. (a)	225,000	10,460
Marvell Technology Group Ltd. (a)	360,000	12,373
Maxim Integrated Products, Inc.	115,000	3,932
Mercury Interactive Corp. (a)	350,000	13,514
Monster Worldwide, Inc. (a)	400,000	7,892
Netscreen Technologies, Inc. (a)	450,000	10,148
Network Associates, Inc. (a)	200,000	2,536
Nortel Networks Corp. (a)	2,000,000	5,400
Novellus Systems, Inc. (a)	325,000	11,902
Sohu.com, Inc. (a)	100,000	3,416
UTStarcom, Inc. (a)	400,000	14,228
VERITAS Software Corp. (a)	200,000	5,734

		264,354

Transportation 1.0%
Expeditors International Washington, Inc.	100,000	3,464
Swift Transportation Co., Inc. (a)	250,000	4,655

		8,119

Utilities 1.0%
Dominion Resources, Inc.	125,000	8,034

Total Common Stocks (Cost $715,375)		813,182

CONVERTIBLE BONDS & NOTES 0.7%

	Principal Amount (000s)

Technology 0.7%
Juniper Networks, Inc. 4.750% due 03/15/2007	$6,500	6,167

Total Convertible Bonds & Notes (Cost $5,079)		6,167

	Shares

SHORT-TERM INSTRUMENTS 17.5%
Money Market Fund 15.1%
State Street Navigator Securities Lending Prime Portfolio (b)	127,166,602	$127,167

	Principal Amount (000s)

Repurchase Agreement 2.4%
State Street Bank
0.800% due 07/01/2003	$20,286	20,286
(Dated 06/30/2003. Collateralized by Federal Home Loan Bank 1.300% due 06/30/2004 valued at $20,694. Repurchase proceeds are $20,286.)

Total Short-Term Instruments (Cost $147,453)		147,453

Total Investments 115.0% (Cost $867,907)		$966,802
Written Options (c) (0.1%) (Premiums $1,090)		(1,075)
Other Assets and Liabilities (Net) (14.9%)		(125,206)

Net Assets 100.0%		$840,521

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a) Non-income producing security.

(b) Security purchased with the cash proceeds from securities loans. The aggregate market value of the securities on loan was $124,314 as of June 30, 2003.

(c) Premiums received on written options:

Type	# of Contracts	Premium	Value

Call - CBOE AmerisourceBergen Corp.
Strike @ 70.000 Exp. 07/2003	500	$99	$71
Call - PSE Affiliated Computer Services, Inc.
Strike @ 55.000 Exp. 07/2003	500	44	5
Call - PHILADELPHIA Adobe Systems, Inc.
Strike @ 40.000 Exp. 07/2003	500	32	5
Call - CBOE Best Buy Co., Inc.
Strike @ 45.000 Exp. 07/2003	500	91	42
Call - CBOE Best Buy Co., Inc.
Strike @ 50.000 Exp. 08/2003	500	25	22
Call - PSE Countrywide Financial Corp.
Strike @ 75.000 Exp. 07/2003	500	56	25
Call - AMEX Coach, Inc.
Strike @ 55.000 Exp. 07/2003	500	29	10

See accompanying notes I 6.30.03 I PIMCO Funds Annual Report	37

Schedule of Investments (Cont.)

PEA Target Fund

June 30, 2003

	# of Contracts	Premium	Value

Call - AMEX Coach, Inc.
Strike @ 50.000 Exp. 07/2003	1,000	$165	$155
Call - CBOE Echostar Communications Corp.
Strike @ 35.000 Exp. 07/2003	1,000	60	105
Call - CBOE Echostar Communications Corp.
Strike @ 40.000 Exp. 08/2003	500	25	16
Call - AMEX Education Management Corp.
Strike @ 55.000 Exp. 07/2003	500	39	30
Call - AMEX Express Scripts, Inc.
Strike @ 75.000 Exp. 08/2003	500	39	62
Call - PSE Fair Isaac Corp.
Strike @ 60.000 Exp. 07/2003	250	13	4
Call - AMEX Harman International Industries, Inc.
Strike @ 75.000 Exp. 07/2003	500	32	230
Call - CBOE Intuit, Inc.
Strike @ 50.000 Exp. 07/2003	500	27	8
Call - CBOE Mercury Interactive Corp.
Strike @ 47.500 Exp. 08/2003	500	28	20
Call - CBOE Medicis Pharmaceutical
Strike @ 60.000 Exp. 07/2003	500	51	20
Call - AMEX Nabors Industries Ltd.
Strike @ 50.000 Exp. 07/2003	250	7	2
Call - AMEX Polaris Industries, Inc.
Strike @ 40.000 Exp. 08/2003	500	83	74
Call - CBOE St. Jude Medical, Inc.
Strike @ 60.000 Exp. 07/2003	500	34	45
Call - CBOE St. Jude Medical, Inc.
Strike @ 65.000 Exp. 08/2003	500	29	28
Call - CBOE InterActive Corp.
Strike @ 40.000 Exp. 07/2003	1,000	53	90
Call - CBOE Weatherford International Ltd.
Strike @ 50.000 Exp. 07/2003	750	29	6

		$1,090	$1,075

38	PIMCO Funds Annual Report I 6.30.03 I See accompanying notes

Schedule of Investments

PEA Value Fund

June 30, 2003

	Shares		Value (000s)

COMMON STOCKS 89.2%
Aerospace 2.5%
Boeing Co.		699,300	$24,000

Capital Goods 6.7%
Deere & Co.		190,000	8,683
General Electric Co.		180,000	5,162
Navistar International Corp. (a)		290,800	9,489
Tyco International Ltd.		2,223,100	42,194

			65,528

Communications 1.5%
AT&T Wireless Services, Inc. (a)		1,775,000	14,573

Consumer Discretionary 4.5%
AOL Time Warner, Inc. (a)		270,000	4,344
J.C. Penney Co., Inc.		2,352,500	39,640

			43,984

Consumer Services 4.5%
Liberty Media Corp. ‘A’ (a)		3,766,899	43,545

Consumer Staples 4.5%
Altria Group, Inc.		815,000	37,034
Sara Lee Corp.		370,000	6,960

			43,994

Energy 5.2%
ConocoPhillips		500,000	27,400
Royal Dutch Petroleum Co.		490,000	22,844
Schlumberger Ltd.		5,000	238

			50,482

Financial & Business Services 29.1%
Allstate Corp.		515,000	18,360
American International Group, Inc.		270,000	14,899
CIT Group, Inc.		362,554	8,937
Citigroup, Inc.		750,000	32,100
Fannie Mae		35,000	2,360
FleetBoston Financial Corp.		895,000	26,590
Freddie Mac		820,000	41,631
Hartford Financial Services Group, Inc.		290,000	14,604
J.P. Morgan Chase & Co.		1,263,200	43,176
Key Corp.		670,000	16,931
Merrill Lynch & Co.		150,000	7,002
Prudential Financial, Inc.		230,000	7,740
SPDR Trust		302,000	29,484
Travelers Property Casualty Corp.		1,248,900	19,858

			283,672

Healthcare 6.2%
Baxter International, Inc.		541,000	14,066
Bristol-Myers Squibb Co.		335,000	9,095
HCA, Inc.		460,000	14,738
Schering-Plough Corp.		1,232,300	22,921

			60,820

Materials & Processing 6.3%
Alcan, Inc.		346,420	10,839
Alcoa, Inc.		60,000	1,530
Dow Chemical Co.		1,585,000	49,072

			61,441

Technology 18.2%
Agilent Technologies, Inc. (a)		2,202,700	43,063
Electronic Data Systems Corp.		40,000	858
Hewlett-Packard Co.		1,572,249	33,489
Honeywell International, Inc.		720,000	19,332
Micron Technology, Inc. (a)		2,774,849	32,272
Sanmina-SCI Corp. (a)		986,900	6,227
Solectron Corp. (a)		100,000	374
Teradyne, Inc. (a)		2,423,000	41,942

			177,557

Utilities 0.0%
Duke Energy Corp.		20,000	399

Total Common Stocks (Cost $766,959)			869,995

	Principal Amount (000s)

CONVERTIBLE BONDS & NOTES 1.8%
Financial & Business Services 1.0%
SMFG Finance, Ltd.
2.250% due 07/11/2005 (c)	JY	1,200,000	$9,305
Industrials 0.8%
Micron Technology, Inc.
2.500% due 02/01/2010		2,760	3,309
Tyco International Group S.A.
2.750% due 01/15/2018		3,000	3,247
3.125% due 01/15/2023		1,500	1,650

			8,206

Total Convertible Bonds & Notes (Cost $17,392)			17,511

SHORT-TERM INSTRUMENTS 14.1%

	Shares

Money Market Fund 4.9%
State Street Navigator Securities Lending Prime Portfolio (b)		47,381,132	47,381

	Principal Amount (000s)

Repurchase Agreement 9.2%
State Street Bank
0.800% due 07/01/2003		$89,644	89,644
(Dated 06/30/2003. Collateralized by Federal Home Loan Bank 1.300% due 06/28/2004 valued at $51,003 and Fannie Mae 4.750% due 06/28/2004 valued at $40,439. Repurchase proceeds are $89,646.)

Total Short-Term Instruments (Cost $137,025)			137,025

Total Investments 105.1% (Cost $921,376)			$1,024,531
Other Assets and Liabilities (Net) (5.1%)			(49,751)

Net Assets 100.0%			$974,780

Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing security.

(b) Security purchased with the cash proceeds from securities loans. The aggregate market value of the securities on loan was $46,206 as of June 30,2003.

(c) Principal amount denoted in indicated currency:

JY - Japanese Yen

See accompanying notes I 6.30.03 I PIMCO Funds Annual Report	39

Schedule of Investments

PPA Tax-Efficient Equity Fund

June 30, 2003

	Shares	Value (000s)

COMMON STOCKS 99.5%
Aerospace 1.2%
Boeing Co.	1,300	$45
Lockheed Martin Corp.	2,300	109
United Technologies Corp.	1,300	92

		246

Building 0.2%
Pulte Corp.	600	37

Capital Goods 4.0%
3M Co.	800	103
American Standard Cos., Inc. (a)	500	37
Cooper Industries, Ltd.	1,391	58
Delphi Automotive Systems	3,500	30
General Electric Co.	17,910	514
Illinois Tool Works, Inc.	500	33
ITT Industries, Inc.	400	26

		801

Communications 5.1%
ALLTEL Corp.	1,500	72
BellSouth Corp.	7,000	186
CenturyTel, Inc.	400	14
SBC Communications, Inc.	10,600	271
Sprint Corp.	4,800	69
Sprint Corp. (PCS Group) (a)	5,000	29
Verizon Communications, Inc.	9,882	390

		1,031

Consumer Discretionary 6.3%
American Greetings Corp. ‘A’	2,300	45
Bed, Bath & Beyond, Inc. (a)	300	12
Black & Decker Corp.	800	35
Cooper Tire & Rubber Co.	2,100	37
Family Dollar Stores, Inc.	1,000	38
Federated Department Stores, Inc.	1,200	44
Goodyear Tire & Rubber Co.	1,800	10
J.C. Penney Co., Inc.	2,500	42
Jones Apparel Group, Inc. (a)	2,100	61
Kohl’s Corp. (a)	900	46
Liz Claiborne, Inc.	1,600	56
Lowe’s Cos., Inc.	700	30
Nike, Inc.	700	37
Reebok International Ltd. (a)	700	24
The Home Depot, Inc.	2,450	81
Thomas & Betts Corp.	6,400	93
TJX Companies., Inc.	1,600	30
V.F. Corp.	1,500	51
Wal-Mart Stores, Inc.	8,000	429
Whirlpool Corp.	1,000	64
Winn-Dixie Stores, Inc.	1,400	17

		1,282

Consumer Services 7.4%
AOL Time Warner, Inc. (a)	6,800	109
Apollo Group, Inc. (a)	600	37
Carnival Corp.	1,100	36
Cendant Corp. (a)	7,500	137
Clear Channel Communications, Inc. (a)	1,900	81
Comcast Corp. (a)	4,270	129
Darden Restaurants, Inc.	1,400	27
eBay, Inc. (a)	1,300	135
Harrah’s Entertainment, Inc. (a)	1,400	56
Hilton Hotels Corp.	3,000	38
Knight-Ridder, Inc.	500	35
McGraw-Hill Cos., Inc.	500	31
New York Times Co.	600	27
Tribune Co.	3,800	184
Viacom, Inc. (a)	3,952	173
Walt Disney Co.	7,400	146
Yum! Brands, Inc. (a)	4,000	118

		1,499

Consumer Staples 7.4%
Albertson’s, Inc.	1,500	$29
Altria Group, Inc.	1,500	68
Anheuser-Busch Cos., Inc.	4,900	250
Avon Products, Inc.	400	25
Brown-Forman Corp. ‘B’	600	47
Clorox Co.	800	34
Coca-Cola Co.	2,550	118
Colgate-Palmolive Co.	1,100	64
Gillette Co.	1,500	48
Heinz (H.J.) Co.	1,000	33
Kellogg Co.	1,000	34
Pepsi Bottling Group, Inc.	4,000	80
PepsiCo, Inc.	3,580	159
Procter & Gamble Co.	3,000	268
Sara Lee Corp.	1,500	28
SYSCO Corp.	2,900	87
Walgreen Co.	4,300	129

		1,501

Energy 4.6%
Anadarko Petroleum Corp.	700	31
Apache Corp.	525	34
ChevronTexaco Corp.	724	52
Exxon Mobil Corp.	16,878	606
Halliburton Co.	600	14
Occidental Petroleum Corp.	1,000	34
Schlumberger Ltd.	700	33
Transocean, Inc. (a)	5,500	121

		925

Financial & Business Services 23.6%
AFLAC, Inc.	1,600	49
Allstate Corp.	600	21
Ambac Financial Group, Inc.	3,200	212
American Express Co.	5,300	222
American International Group, Inc.	3,940	217
AmSouth Bancorp.	1,500	33
Automatic Data Processing, Inc.	2,800	95
Bank of America Corp.	5,500	435
Bank One Corp.	3,100	115
Bear Stearns Co., Inc.	602	44
Capital One Financial Corp.	300	15
Charles Schwab Corp.	4,500	45
Citigroup, Inc.	15,019	643
Dow Jones & Co., Inc.	900	39
Equifax, Inc.	2,600	68
Fannie Mae	3,500	236
First Data Corp.	4,700	195
First Tennessee National Corp.	3,300	145
Golden West Financial Corp.	500	40
H&R Block, Inc.	3,700	160
J.P. Morgan Chase & Co.	2,560	88
Lehman Brothers Holdings, Inc.	1,800	120
MBIA, Inc.	150	7
MBNA Corp.	7,450	155
Mellon Financial Corp.	2,900	81
Merrill Lynch & Co.	3,300	154
Metlife, Inc.	1,200	34
MGIC Investment Corp.	500	23
Moody’s Corp.	700	37
Morgan Stanley Dean Witter & Co.	3,900	167
North Fork Bancorp., Inc.	700	24
Omnicom Group, Inc.	500	36
PNC Bank Corp.	1,300	64
Regions Financial Corp.	1,000	34
Safeco Corp.	900	32
Simon Property Group, Inc.	2,800	109
SLM Corp.	3,900	153
State Street Corp.	2,800	110
T. Rowe Price Group, Inc.	1,700	64
The Goldman Sachs Group, Inc.	1,600	134
Torchmark Corp.	900	34
Travelers Property Casualty Corp.	0	$0
Wells Fargo & Co.	1,900	96

		4,785

Healthcare 17.4%
Abbott Laboratories	900	39
Allergan, Inc.	1,600	123
AmerisourceBergen Corp.	500	35
Amgen, Inc. (a)	3,200	214
Applera Corp.- Applied Biosystems Group	1,600	30
Becton Dickinson & Co.	3,600	140
Boston Scientific Corp. (a)	1,200	73
Bristol-Myers Squibb Co.	3,200	87
C.R. Bard, Inc.	2,000	143
Cardinal Health, Inc.	1,200	77
Eli Lilly & Co.	600	41
Forest Laboratories, Inc. (a)	800	44
Guidant Corp.	900	40
HCA, Inc.	2,900	93
Johnson & Johnson	9,200	476
McKesson Corp.	4,500	161
Medtronic, Inc.	1,400	67
Merck & Co., Inc.	6,700	406
Pfizer, Inc.	23,605	806
Quest Diagnostics, Inc. (a)	600	38
St. Jude Medical, Inc. (a)	2,500	144
Stryker Corp.	1,600	111
Tenet Healthcare Corp. (a)	5,000	58
UnitedHealth Group, Inc.	1,000	50
WellPoint Health Networks, Inc. (a)	400	34

		3,530

Materials & Processing 1.5%
Air Products & Chemicals, Inc.	600	25
Great Lakes Chemical Corp.	1,400	29
Hercules, Inc. (a)	1,600	16
International Paper Co.	1,800	64
Praxair, Inc.	300	18
Sealed Air Corp. (a)	800	38
Sherwin-Williams Co.	1,200	32
Sigma-Aldrich Corp.	700	38
Worthington Industries, Inc.	2,500	34

		294

Technology 17.9%
Adobe Systems, Inc.	1,000	32
Altera Corp. (a)	6,300	103
Andrew Corp. (a)	3,300	30
Autodesk, Inc.	1,200	19
Chiron Corp. (a)	800	35
Cisco Systems, Inc. (a)	25,900	430
Computer Sciences Corp. (a)	900	34
Dell Computer Corp. (a)	7,700	246
Electronic Arts, Inc. (a)	500	37
EMC Corp. (a)	3,400	36
Emerson Electric Co.	900	46
Hewlett-Packard Co.	2,101	45
Honeywell International, Inc.	1,000	27
IBM Corp.	5,600	462
Intel Corp.	14,230	296
International Game Technology	300	31
Intuit, Inc. (a)	700	31
JDS Uniphase Corp. (a)	4,700	17
Lexmark International, Inc. (a)	500	35
Lucent Technologies, Inc. (a)	15,600	32
Microsoft Corp.	26,600	681
Motorola, Inc.	18,500	175
NVIDIA Corp. (a)	3,100	71
Oracle Corp. (a)	13,540	163
PerkinElmer, Inc.	1,200	17
QLogic Corp. (a)	500	24
QUALCOMM, Inc.	1,100	39
Rockwell Automation, Inc.	6,000	143

40	PIMCO Funds Annual Report I 6.30.03 I See accompanying notes

	Shares	Value (000s)

Scientific-Atlanta, Inc.	2,200	$52
Sun Microsystems, Inc. (a)	2,400	11
SunGard Data Systems, Inc. (a)	700	18
Symantec Corp. (a)	800	35
Tektronix, Inc. (a)	1,900	41
Texas Instruments, Inc.	4,800	85
Xilinx, Inc. (a)	1,000	25
Yahoo, Inc. (a)	800	26

		3,630

Transportation 1.1%
FedEx Corp.	600	37
Southwest Airlines Co.	2,000	34
United Parcel Service, Inc.	2,500	159

		230

Utilities 1.8%
AES Corp. (a)	9,200	58
American Electric Power Co., Inc.	1,000	30
Edison International	7,100	117
Exelon Corp.	600	36
NiSource, Inc.	3,000	57
PG&E Corp. (a)	2,100	44
TXU Corp.	1,300	29

		371

Total Common Stocks (Cost $18,228)		20,162

SHORT-TERM INSTRUMENTS 0.7%

	Principal Amount (000s)

Repurchase Agreement 0.7%
State Street Bank
0.800% due 07/01/2003	$138	138
(Dated 06/30/2003. Collateralized by Fannie Mae 3.000% due 07/29/2004 valued at $142. Repurchase proceeds are $138.)

Total Short-Term Instruments (Cost $138)		138

Total Investments 100.2% (Cost $18,366)		$20,300
Other Assets and Liabilities (Net) (0.2%)		(41)

Net Assets 100.0%		$20,259

Notes to Schedule of Investments:

(a) Non-income producing security.

See accompanying notes I 6.30.03 I PIMCO Funds Annual Report	41

Schedule of Investments

RCM Large-Cap Growth Fund

June 30, 2003

	Shares	Value (000s)

COMMON STOCKS 95.9%
Aerospace 2.7%
Lockheed Martin Corp.	96,000	$4,567
United Technologies Corp.	106,000	7,508

		12,075

Capital Goods 4.3%
3M Co.	35,500	4,579
Danaher Corp.	19,300	1,313
General Electric Co.	480,500	13,781

		19,673

Communications 2.3%
Nokia Oyj SP - ADR	118,500	1,947
SBC Communications, Inc.	131,500	3,360
Vodafone Group PLC SP - ADR	249,000	4,893

		10,200

Consumer Discretionary 9.2%
Costco Wholesale Corp. (a)	75,500	2,763
Electronic Arts, Inc. (a)	58,500	4,328
Harley-Davidson, Inc.	51,500	2,053
Kohl’s Corp. (a)	31,500	1,618
Lowe’s Cos., Inc.	73,500	3,157
Mattel, Inc.	106,000	2,006
Nike, Inc.	70,500	3,771
Starbucks Corp. (a)	201,000	4,929
The Home Depot, Inc.	46,000	1,524
Wal-Mart Stores, Inc.	286,500	15,376

		41,525

Consumer Services 1.7%
Viacom, Inc. (a)	180,000	7,859

Consumer Staples 17.0%
Anheuser-Busch Cos., Inc.	317,000	16,183
Coca-Cola Co.	123,000	5,708
Coca-Cola Enterprises, Inc.	106,000	1,924
Colgate-Palmolive Co.	198,000	11,474
Gillette Co.	61,000	1,943
PepsiCo, Inc.	337,000	14,997
Procter & Gamble Co.	85,500	7,625
SYSCO Corp.	266,000	7,991
Walgreen Co.	307,000	9,241

		77,086

Energy 7.3%
Baker Hughes, Inc.	284,000	9,534
BJ Services Co. (a)	46,000	1,719
BP PLC SP - ADR	111,500	4,685
ChevronTexaco Corp.	48,000	3,466
Exxon Mobil Corp.	206,500	7,415
Noble Corp. (a)	98,000	3,361
Schlumberger Ltd.	57,500	2,735

		32,915

Financial & Business Services 13.0%
Accenture Ltd. (a)	152,500	2,759
AFLAC, Inc.	43,000	1,322
American International Group, Inc.	74,500	4,111
Automatic Data Processing, Inc.	57,500	1,947
Citigroup, Inc.	244,000	10,443
Fannie Mae	193,500	13,050
Fifth Third Bancorp.	54,500	3,125
Franklin Resources, Inc.	89,000	3,477
Hartford Financial Services Group, Inc.	43,000	2,166
Marsh & McLennan Cos., Inc.	110,000	5,618
Merrill Lynch & Co.	75,500	3,524
Safeco Corp.	35,400	1,249
Wells Fargo & Co.	122,000	6,149

		58,940

Healthcare 25.2%
Abbott Laboratories	57,000	2,494
AmerisourceBergen Corp.	29,500	2,046
Amgen, Inc. (a)	166,500	11,152
Boston Scientific Corp. (a)	14,800	904
Cardinal Health, Inc.	127,000	8,166
Genentech, Inc. (a)	33,000	$2,380
Johnson & Johnson	222,500	11,503
Medtronic, Inc.	119,000	5,708
Merck & Co., Inc.	185,000	11,202
Pfizer, Inc.	898,000	30,667
St. Jude Medical, Inc. (a)	2,250	129
Stryker Corp.	37,100	2,574
Teva Pharmaceutical Industries Ltd. SP - ADR (a)	140,500	7,999
WellPoint Health Networks, Inc. (a)	57,500	4,847
Wyeth	272,500	12,412

		114,183

Technology 11.7%
Cisco Systems, Inc. (a)	228,000	3,783
Dell Computer Corp. (a)	215,000	6,871
IBM Corp.	50,500	4,166
Intel Corp.	224,500	4,666
Maxim Integrated Products, Inc.	69,500	2,376
Microsoft Corp.	844,000	21,615
Oracle Corp. (a)	217,500	2,614
QUALCOMM, Inc.	62,000	2,217
SAP AG - SP ADR	37,000	1,081
VERITAS Software Corp. (a)	124,500	3,569

		52,958

Transportation 1.5%
United Parcel Service, Inc.	105,500	6,720

Total Common Stocks (Cost $428,896)		434,134

SHORT-TERM INSTRUMENTS 4.2%

	Principal Amount (000s)

Repurchase Agreement 4.2%
State Street Bank
0.800% due 07/01/2003	$19,099	$19,099
(Dated 06/30/2003. Collateralized by Federal Home Loan Bank 3.750% due 02/13/2004 valued at $19,483. Repurchase proceeds are $19,099.)

Total Short-Term Instruments (Cost $19,099)		19,099

Total Investments 100.1% (Cost $447,995)		$453,233
Other Assets and Liabilities (Net) (0.1%)		(665)

Net Assets 100.0%		$452,568

Notes to Schedule of Investments:

(a) Non-income producing security.

42	PIMCO Funds Annual Report I 6.30.03 I See accompanying notes

Schedule of Investments

RCM Mid-Cap Fund

June 30, 2003

	Shares	Value (000s)

COMMON STOCKS 96.9%
Aerospace 1.3%
Alliant Techsystems, Inc. (a)	57,580	$2989

Capital Goods 5.5%
AGCO Corp.	66,000	1,127
American Standard Cos., Inc. (a)	4,000	296
Danaher Corp.	58,600	3,988
SPX Corp. (a)	84,820	3,737
Weatherford International, Inc. (a)	84,700	3,549

		12,697

Communications 2.3%
CenturyTel, Inc.	10,400	362
Cox Radio, Inc. (a)	112,300	2,595
Entercom Communications Corp. (a)	48,600	2,382

		5,339

Consumer Discretionary 12.8%
AdvancePCS (a)	107,500	4,110
Bed, Bath & Beyond, Inc. (a)	7,600	295
Coach, Inc. (a)	11,600	577
Dollar Tree Stores, Inc. (a)	26,500	841
Electronic Arts, Inc. (a)	37,700	2,789
Harley-Davidson, Inc.	44,700	1,782
Harman International Industries, Inc.	6,100	483
Linens `n Things, Inc. (a)	102,700	2,425
Mattel, Inc.	199,200	3,769
Nike, Inc.	62,400	3,338
Outback Steakhouse, Inc.	47,900	1,868
Scholastic Corp. (a)	74,100	2,207
Starbucks Corp. (a)	110,100	2,700
Williams-Sonoma, Inc. (a)	74,300	2,170

		29,354

Consumer Services 4.6%
Career Education Corp. (a)	36,400	2,491
E.W. Scripps Co.	28,800	2,555
Hilton Hotels Corp.	127,700	1,633
Manpower, Inc.	19,000	705
Starwood Hotels & Resorts Worldwide, Inc.	85,000	2,430
The Cheesecake Factory, Inc. (a)	20,000	718

		10,532

Consumer Staples 5.7%
CDW Corp. (a)	14,290	655
Coca-Cola Enterprises, Inc.	154,000	2,795
Dean Foods Co. (a)	115,950	3,652
Hershey Foods Corp.	39,100	2,724
Performance Food Group Co. (a)	88,100	3,260

		13,086

Energy 7.7%
Anadarko Petroleum Corp.	54,800	2,437
BJ Services Co. (a)	85,700	3,202
Burlington Resources, Inc.	6,000	324
Nabors Industries Ltd. (a)	78,200	3,093
Noble Corp. (a)	13,300	456
Patterson-UTI Energy, Inc. (a)	70,700	2,291
Smith International, Inc. (a)	67,500	2,480
XTO Energy, Inc.	175,233	3,524

		17,807

Financial & Business Services 9.7%
ARAMARK Corp. ‘B’ (a)	133,500	2,993
Charter One Financial, Inc.	113,700	3,545
Federated Investors, Inc.	17,300	474
Fiserv, Inc. (a)	82,900	2,952
Franklin Resources, Inc.	10,600	414
Hartford Financial Services Group, Inc.	33,200	1,672
Lamar Advertising Co. (a)	79,900	2,813
M&T Bank Corp.	2,700	227
Perot Systems Corp. (a)	75,000	852
Platinum Underwriters Holdings, Ltd.	9,000	244
SouthTrust Corp.	7,900	215
TCF Financial Corp.	41,500	$1,653
Willis Group Holdings Ltd.	136,600	4,200

		22,254

Healthcare 21.7%
Aetna, Inc.	43,100	2,595
Allergan, Inc.	10,600	817
AmerisourceBergen Corp.	69,700	4,834
Anthem, Inc. (a)	57,600	4,444
Barr Laboratories, Inc. (a)	12,300	806
Biogen, Inc. (a)	16,000	608
Biomet, Inc. (a)	93,100	2,668
Biovail Corp. (a)	49,100	2,311
Boston Scientific Corp. (a)	29,800	1,821
Caremark Rx, Inc. (a)	80,300	2,062
Genzyme Corp. (a)	13,100	548
Gilead Sciences, Inc. (a)	44,400	2,468
IDEC Pharmaceuticals Corp. (a)	75,300	2,560
McKesson Corp.	15,100	540
Medicis Pharmaceutical ‘A’	2,500	142
MedImmune, Inc. (a)	49,400	1,797
Millennium Pharmaceuticals, Inc. (a)	10,000	157
St. Jude Medical, Inc. (a)	46,500	2,674
Stryker Corp.	61,200	4,245
Teva Pharmaceutical Industries Ltd. SP - ADR	37,600	2,141
Universal Health Services, Inc. ‘B’ (a)	56,700	2,246
Varian Medical Systems, Inc. (a)	42,600	2,452
WellPoint Health Networks, Inc. (a)	53,800	4,535
Zimmer Holdings, Inc. (a)	11,300	509

		49,980

Materials & Processing 1.9%
Air Products & Chemicals, Inc.	50,700	2,109
Fastenal Co.	67,800	2,301

		4,410

Technology 22.9%
Affiliated Computer Services, Inc. ‘A’ (a)	73,500	3,361
Amdocs Ltd. (a)	136,880	3,285
BEA Systems, Inc. (a)	147,200	1,599
ChoicePoint, Inc. (a)	88,700	3,062
Computer Sciences Corp. (a)	81,300	3,099
Cypress Semiconductor Corp. (a)	131,100	1,573
Emulex Corp. (a)	115,720	2,635
GlobespanVirata, Inc. (a)	51,200	422
Integrated Circuit Systems, Inc. (a)	10,920	343
Jabil Circuit, Inc. (a)	92,200	2,038
KLA-Tencor Corp. (a)	12,200	567
L-3 Communications Holdings, Inc. (a)	75,950	3,303
Marvell Technology Group Ltd. (a)	67,120	2,307
Mercury Interactive Corp. (a)	52,300	2,019
Microchip Technology, Inc.	133,950	3,282
Network Associates, Inc. (a)	33,450	424
QLogic Corp. (a)	45,250	2,187
RF Micro Devices, Inc. (a)	7,100	43
Semtech Corp. (a)	2,700	38
SunGard Data Systems, Inc. (a)	158,700	4,112
Symantec Corp. (a)	77,000	3,377
The BISYS Group, Inc. (a)	190,600	3,501
THQ, Inc. (a)	97,400	1,753
UTStarcom, Inc. (a)	92,720	3,298
VERITAS Software Corp. (a)	35,750	1,025

		52,653

Transportation 0.8%
Expeditors International Washington, Inc.	44,200	1,531
JetBlue Airways Corp. (a)	6,000	254

		1,785

Total Common Stocks (Cost $201,978)		222,886

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 2.9%
Repurchase Agreement 2.9%
State Street Bank
0.800% due 07/01/2003	$6,662	$6,662
(Dated 06/30/2003. Collateralized by Freddie Mac 2.000% due 01/21/2005 valued at $6,800. Repurchase proceeds are $6,662.)

Total Short-Term Instruments (Cost $6,662)		6,662

Total Investments 99.8% (Cost $208,640)		$229,548
Other Assets and Liabilities (Net) 0.2%		461

Net Assets 100.0%		$230,009

Notes to Schedule of Investments:

(a) Non-income producing security.

See accompanying notes I 6.30.03 I PIMCO Funds Annual Report	43

Schedule of Investments

RCM Tax-Managed Growth Fund

June 30, 2003

	Shares	Value (000s)

COMMON STOCKS 90.1%
Aerospace 2.5%
United Technologies Corp.	4,000	$283

Capital Goods 4.1%
3M Co.	600	77
General Electric Co.	13,375	384

		461

Communications 2.2%
Nokia Oyj SP - ADR	7,000	115
Vodafone Group PLC SP - ADR	6,375	125

		240

Consumer Discretionary 7.8%
Electronic Arts, Inc. (a)	750	56
Harley-Davidson, Inc.	4,275	170
Harman International Industries, Inc.	1,000	79
Mattel, Inc.	6,250	118
Starbucks Corp. (a)	7,775	191
Wal-Mart Stores, Inc.	4,600	247

		861

Consumer Services 1.8%
Viacom, Inc. (a)	4,500	196

Consumer Staples 17.0%
Anheuser-Busch Cos., Inc.	7,500	383
Colgate-Palmolive Co.	7,000	406
PepsiCo, Inc.	7,625	339
SYSCO Corp.	12,000	361
Walgreen Co.	13,250	399

		1,888

Energy 8.3%
Baker Hughes, Inc.	5,700	191
BJ Services Co. (a)	10,200	381
BP PLC SP - ADR	8,200	345

		917

Financial & Business Services 9.9%
Accenture Ltd. (a)	14,000	253
American International Group, Inc.	1,300	72
Automatic Data Processing, Inc.	5,000	169
Merrill Lynch & Co.	3,075	144
North Fork Bancorp., Inc.	5,000	170
Willis Group Holdings Ltd.	9,500	292

		1,100

Healthcare 23.8%
Amgen, Inc. (a)	4,225	283
Genentech, Inc. (a)	1,100	79
International Flavors & Fragrances	10,700	342
Johnson & Johnson	4,500	233
Medtronic, Inc.	4,925	236
Pfizer, Inc.	18,625	636
Stryker Corp.	2,500	173
Teva Pharmaceutical Industries Ltd. SP - ADR	6,125	349
Wyeth	6,825	311

		2,642

Technology 10.6%
Cisco Systems, Inc. (a)	9,175	152
Dell Computer Corp. (a)	6,000	192
Gentex Corp. (a)	3,700	113
Intel Corp.	8,450	176
Microsoft Corp.	21,000	538

		1,171

Transportation 2.1%
United Parcel Service, Inc.	3,675	234

Total Common Stocks (Cost $9,224)		9,993

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 12.4%
Repurchase Agreement 12.4%
State Street Bank
0.800% due 07/01/2003	$1,375	$1,375
(Dated 06/30/2003. Collateralized by Federal Home Loan Bank 1.350% due 03/30/2004 valued at $1,406. Repurchase proceeds are $1,375.)

Total Short-Term Instruments (Cost $1,375)		1,375

Total Investments 102.5% (Cost $10,599)		$11,368
Other Assets and Liabilities (Net) (2.5%)		(276)

Net Assets 100.0%		$11,092

Notes to Schedule of Investments:

(a) Non-income producing security.

44	PIMCO Funds Annual Report I 6.30.03 I See accompanying notes

(This Page Intentionally Left Blank)

See accompanying notes I 6.30.03 I PIMCO Funds Annual Report	45

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income from Investment Operations

Asset Allocation Fund
Class A
06/30/2003	$9.24	$0.25	(a)	$0.03	(a)	$0.28
06/30/2002	9.92	0.37	(a)	(0.80	)(a)	(0.43)
06/30/2001	11.48	0.61	(a)	(0.80	)(a)	(0.19)
06/30/2000	11.27	0.56	(a)	0.44	(a)	1.00
09/30/1998 - 03/30/1999	10.00	0.31	(a)	1.23	(a)	1.54
Class B
06/30/2003	9.21	0.18	(a)	0.04	(a)	0.22
06/30/2002	9.90	0.32	(a)	(0.82	)(a)	(0.50)
06/30/2001	11.46	0.53	(a)	(0.80	)(a)	(0.27)
06/30/2000	11.25	0.48	(a)	0.44	(a)	0.92
09/30/1998 - 03/30/1999	10.00	0.16	(a)	1.31	(a)	1.47
Class C
06/30/2003	9.21	0.18	(a)	0.03	(a)	0.21
06/30/2002	9.89	0.32	(a)	(0.81	)(a)	(0.49)
06/30/2001	11.46	0.53	(a)	(0.81	)(a)	(0.28)
06/30/2000	11.24	0.48	(a)	0.44	(a)	0.92
09/30/1998 - 03/30/1999	10.00	0.18	(a)	1.29	(a)	1.47
CCM Capital Appreciation Fund
Class A
06/30/2003	$14.64	$(0.01	)(a)	$(0.60	)(a)	$(0.61)
06/30/2002	17.54	0.02	(a)	(2.90	)(a)	(2.88)
06/30/2001	26.94	0.03	(a)	(1.36	)(a)	(1.33)
06/30/2000	26.65	(0.03	)(a)	5.34	(a)	5.31
06/30/1999	26.01	0.06	(a)	2.33	(a)	2.39
Class B
06/30/2003	14.00	(0.10	)(a)	(0.59	)(a)	(0.69)
06/30/2002	16.88	(0.10	)(a)	(2.78	)(a)	(2.88)
06/30/2001	26.30	(0.13	)(a)	(1.30	)(a)	(1.43)
06/30/2000	26.29	(0.22	)(a)	5.23	(a)	5.01
06/30/1999	25.75	(0.13	)(a)	2.32	(a)	2.19
Class C
06/30/2003	14.03	(0.10	)(a)	(0.59	)(a)	(0.69)
06/30/2002	16.91	(0.10	)(a)	(2.78	)(a)	(2.88)
06/30/2001	26.34	(0.13	)(a)	(1.31	)(a)	(1.44)
06/30/2000	26.31	(0.22	)(a)	5.25	(a)	5.03
06/30/1999	25.78	(0.13	)(a)	2.31	(a)	2.18
CCM Mid-Cap Fund
Class A
06/30/2003	$17.73	$(0.05	)(a)	$(0.40	)(a)	$(0.45)
06/30/2002	21.02	0.01	(a)	(3.17	)(a)	(3.16)
06/30/2001	30.57	0.10	(a)	(0.76	)(a)	(0.66)
06/30/2000	22.82	(0.01	)(a)	7.82	(a)	7.81
06/30/1999	24.00	0.03	(a)	(0.13	)(a)	(0.10)
Class B
06/30/2003	17.03	(0.16	)(a)	(0.41	)(a)	(0.57)
06/30/2002	20.27	(0.13	)(a)	(3.04	)(a)	(3.17)
06/30/2001	29.87	(0.08	)(a)	(0.72	)(a)	(0.80)
06/30/2000	22.43	(0.20	)(a)	7.66	(a)	7.46
06/30/1999	23.77	(0.13	)(a)	(0.14	)(a)	(0.27)
Class C
06/30/2003	17.03	(0.16	)(a)	(0.40	)(a)	(0.56)
06/30/2002	20.28	(0.13	)(a)	(3.05	)(a)	(3.18)
06/30/2001	29.88	(0.09	)(a)	(0.72	)(a)	(0.81)
06/30/2000	22.44	(0.20	)(a)	7.66	(a)	7.46
06/30/1999	23.77	(0.13	)(a)	(0.13	)(a)	(0.26)

* Annualized

(a) Per share amounts based on average number of shares outstanding during the period.

(b) Ratio of expenses to average net assets excluding trustees’ expense is 1.10%.

46	PIMCO Funds Annual Report I 6.30.03 I See accompanying notes

Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.24)	$0.00	$0.00	$(0.24)	$9.28	3.15%	$11,675	0.65	%(e)	2.86%	13%
(0.25)	0.00	0.00	(0.25)	9.24	(4.39)	4,867	0.65	(e)	3.77	24
(0.59)	(0.69)	(0.09)	(1.37)	9.92	(1.92)	3,044	0.65	(e)	5.65	39
(0.35)	(0.44)	0.00	(0.79)	11.48	9.15	2,170	0.65	(e)	4.96	44
(0.27)	0.00	0.00	(0.27)	11.27	15.50	2,196	0.65	*(e)	3.76 *	39

(0.18)	0.00	0.00	(0.18)	9.25	2.44	15,617	1.40	(e)	2.12	13
(0.19)	0.00	0.00	(0.19)	9.21	(5.15)	10,675	1.40	(e)	3.29	24
(0.52)	(0.69)	(0.08)	(1.29)	9.90	(2.62)	5,038	1.40	(e)	4.90	39
(0.27)	(0.44)	0.00	(0.71)	11.46	8.36	4,415	1.40	(e)	4.21	44
(0.22)	0.00	0.00	(0.22)	11.25	14.83	3,653	1.40	*(e)	1.92 *	39

(0.17)	0.00	0.00	(0.17)	9.25	2.40	39,761	1.40	(e)	2.10	13
(0.19)	0.00	0.00	(0.19)	9.21	(5.05)	32,778	1.40	(e)	3.34	24
(0.52)	(0.69)	(0.08)	(1.29)	9.89	(2.71)	13,349	1.40	(e)	4.90	39
(0.26)	(0.44)	0.00	(0.70)	11.46	8.41	10,376	1.40	(e)	4.22	44
(0.23)	0.00	0.00	(0.23)	11.24	14.82	9,826	1.40	*(e)	2.14 *	39

$0.00	$0.00	$0.00	$0.00	$14.03	(4.17)%	$147,590	1.10%		(0.07)%	161%
(0.02)	0.00	0.00	(0.02)	14.64	(16.43)	123,754	1.11	(b)	0.10	110
(0.09)	(7.98)	0.00	(8.07)	17.54	(9.15)	111,193	1.10		0.14	112
(0.02)	(5.00)	0.00	(5.02)	26.94	22.73	91,927	1.11	(b)	(0.10)	119
(0.10)	(1.65)	0.00	(1.75)	26.65	10.14	91,296	1.10		0.24	120

0.00	0.00	0.00	0.00	13.31	(4.93)	63,258	1.85		(0.82)	161
0.00	0.00	0.00	0.00	14.00	(17.06)	62,447	1.86	(c)	(0.64)	110
(0.01)	(7.98)	0.00	(7.99)	16.88	(9.83)	70,991	1.85		(0.60)	112
0.00	(5.00)	0.00	(5.00)	26.30	21.79	66,044	1.86	(c)	(0.86)	119
0.00	(1.65)	0.00	(1.65)	26.29	9.39	55,094	1.85		(0.52)	120

0.00	0.00	0.00	0.00	13.34	(4.90)	85,969	1.85		(0.82)	161
0.00	0.00	0.00	0.00	14.03	(17.03)	78,517	1.86	(c)	(0.65)	110
(0.01)	(7.98)	0.00	(7.99)	16.91	(9.86)	83,843	1.85		(0.60)	112
0.00	(5.00)	0.00	(5.00)	26.34	21.85	82,864	1.86	(c)	(0.86)	119
0.00	(1.65)	0.00	(1.65)	26.31	9.34	81,097	1.85		(0.52)	120

$(0.00)	$0.00	$0.00	$0.00	$17.28	(2.54)%	$109,110	1.11	%(b)	(0.34)%	155%
(0.11)	0.00	(0.02)	(0.13)	17.73	(15.04)	98,235	1.11	(b)	0.04	168
(0.10)	(8.79)	0.00	(8.89)	21.02	(5.66)	137,944	1.10		0.40	153
(0.04)	(0.02)	0.00	(0.06)	30.57	34.28	156,949	1.11	(b)	(0.05)	164
(0.01)	(1.07)	0.00	(1.08)	22.82	(0.13)	124,680	1.10		0.15	85

0.00	0.00	0.00	0.00	16.46	(3.35)	56,490	1.86	(d)	(1.08)	155
(0.06)	0.00	(0.01)	(0.07)	17.03	(15.65)	69,886	1.86	(d)	(0.72)	168
(0.01)	(8.79)	0.00	(8.80)	20.27	(6.34)	88,901	1.85		(0.34)	153
0.00	(0.02)	0.00	(0.02)	29.87	33.27	88,648	1.86	(d)	(0.80)	164
0.00	(1.07)	0.00	(1.07)	22.43	0.86	84,698	1.85		(0.62)	85

0.00	0.00	0.00	0.00	16.47	(3.29)	69,989	1.86	(d)	(1.09)	155
(0.06)	0.00	(0.01)	(0.07)	17.03	(15.69)	80,865	1.86	(d)	(0.72)	168
0.00	(8.79)	0.00	(8.79)	20.28	(6.36)	102,653	1.85		(0.34)	153
0.00	(0.02)	0.00	(0.02)	29.88	33.25	104,082	1.86	(d)	(0.80)	164
0.00	(1.07)	0.00	(1.07)	22.44	0.82	112,507	1.85		(0.63)	85

(c) Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.85%

(d) Ratio of expenses to average net assets excluding trustees’ expense is 1.85%

(e) Ratio of expenses to average net assets excluding underlying PIMCO Funds’ expenses in which the Fund invests.

See accompanying notes I 6.30.03 I PIMCO Funds Annual Report	47

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income from Investment Operations

NACM Core Equity Fund
Class A
07/19/2002 - 06/30/2003	$10.00	$0.05	(a)	$1.80	(a)	$1.85
Class B
07/19/2002 - 06/30/2003	10.00	(0.03	)(a)	1.80	(a)	1.77
Class C
07/19/2002 - 06/30/2003	10.00	(0.03	)(a)	1.79	(a)	1.76
NACM Flex-Cap Value Fund
Class A
07/19/2002 - 06/30/2003	$10.00	$0.07	(a)	$2.51	(a)	$2.58
Class B
07/19/2002 - 06/30/2003	10.00	(0.02	)(a)	2.51	(a)	2.49
Class C
07/19/2002 - 06/30/2003	10.00	(0.01	)(a)	2.50	(a)	2.49
NACM Growth Fund
Class A
07/19/2002 - 06/30/2003	$10.00	$(0.03	)(a)	$1.24	(a)	$1.21
Class B
07/19/2002 - 06/30/2003	10.00	(0.10	)(a)	1.23	(a)	1.13
Class C
07/19/2002 - 06/30/2003	10.00	(0.10	)(a)	1.23	(a)	1.13
NACM Value Fund
Class A
07/19/2002 - 06/30/2003	$10.00	$0.10	(a)	$2.04	(a)	$2.14
Class B
07/19/2002 - 06/30/2003	10.00	0.03	(a)	2.03	(a)	2.06
Class C
07/19/2002 - 06/30/2003	10.00	(0.04	)(a)	2.10	(a)	2.06
NFJ Basic Value Fund
Class A
07/19/2002 - 06/30/2003	$11.07	$0.23	(a)	$1.39	(a)	$1.62
Class B
07/19/2002 - 06/30/2003	11.07	0.14	(a)	1.38	(a)	1.52
Class C
07/19/2002 - 06/30/2003	11.07	0.15	(a)	1.38	(a)	1.53
NFJ Equity Income Fund
Class A
06/30/2003	$11.31	$0.30	(a)	$(0.31	)(a)	$(0.01)
10/31/2001 - 06/30/2002	11.31	0.19	(a)	0.96	(a)	1.15
Class B
06/30/2003	11.29	0.23	(a)	(0.32	)(a)	(0.09)
10/31/2001 - 06/30/2002	11.31	0.13	(a)	0.97	(a)	1.10
Class C
06/30/2003	11.28	0.23	(a)	(0.31	)(a)	(0.08)
10/31/2001 - 06/30/2002	11.31	0.13	(a)	0.96	(a)	1.09
NFJ Small-Cap Value Fund
Class A
06/30/2003	$21.51	$0.35	(a)	$(0.01	)(a)	$0.34
06/30/2002	19.02	0.33	(a)	2.27	(a)	2.60
06/30/2001	14.12	0.35	(a)	4.90	(a)	5.25
06/30/2000	15.93	0.32	(a)	(1.81	)(a)	(1.49)
06/30/1999	17.58	0.26	(a)	(1.29	)(a)	(1.03)

* Annualized

(a) Per share amounts based on average number of shares outstanding during the period.

(b) If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 21.70%.

(c) If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 29.64%.

(d) If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 9.12%.

(e) If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 14.37%.

(f) If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 15.75%.

(g) If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 11.60%.

48	PIMCO Funds Annual Report I 6.30.03 I See accompanying notes

Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.06)	$(0.05)	$0.00	$(0.11)	$11.74	18.53%	$79	1.25	%(d)*	0.46	%*	127%

(0.01)	(0.05)	0.00	(0.06)	11.71	17.73	180	2.00	(e)*	(0.33	)*	127

(0.05)	0.00	0.00	(0.05)	11.71	17.68	123	2.00	(f)*	(0.27	)*	127

$(0.05)	$(0.17)	$0.00	$(0.22)	$12.36	26.06%	$36	1.41	%(g)(o)*	0.70	%*	173%

(0.02)	(0.17)	0.00	(0.19)	12.30	25.09	52	2.16	(h)(p)*	(0.19	)*	173

(0.03)	(0.17)	0.00	(0.20)	12.29	25.12	103	2.16	(i)(p)*	(0.14	)*	173

$0.00	$0.00	$0.00	$0.00	$11.21	12.10%	$81	1.25	%(b)*	(0.28	)%*	167%

0.00	0.00	0.00	0.00	11.13	11.30	160	2.00	(c)*	(0.95	)*	167

0.00	0.00	0.00	0.00	11.13	11.30	118	2.00	(j)*	(1.00	)*	167

$(0.06)	$(0.09)	$0.00	$(0.15)	$11.99	21.53%	$117	1.25	%(k)*	0.98	%*	84%

(0.07)	(0.09)	0.00	(0.16)	11.90	20.71	145	2.00	(l)*	0.29	*	84

(0.03)	(0.09)	0.00	(0.12)	11.94	20.67	288	2.00	(m)*	(0.38	)*	84

$(0.21)	$(0.26)	$0.00	$(0.47)	$12.22	14.85%	$431	1.20%		2.12%		54%

(0.17)	(0.26)	0.00	(0.43)	12.16	13.98	263	1.95		1.33		54

(0.18)	(0.26)	0.00	(0.44)	12.16	14.02	735	1.95		1.39		54

$(0.33)	$(0.50)	$0.00	$(0.83)	$10.47	0.49%	$12,878	1.20%		3.07%		43%
(0.29)	(0.86)	0.00	(1.15)	11.31	10.51	1,637	1.20		2.39		50

(0.29)	(0.50)	0.00	(0.79)	10.41	(0.27)	8,913	1.95		2.31		43
(0.26)	(0.86)	0.00	(1.12)	11.29	10.10	1,230	1.95		1.68		50

(0.30)	(0.50)	0.00	(0.80)	10.40	(0.26)	17,843	1.95		2.32		43
(0.26)	(0.86)	0.00	(1.12)	11.28	9.96	2,141	1.95		1.68		50

$(0.21)	$(0.05)	$0.00	$(0.26)	$21.59	1.72%	$662,081	1.25%		1.76%		20%
(0.11)	0.00	0.00	(0.11)	21.51	13.76	300,091	1.25		1.65		40
(0.35)	0.00	0.00	(0.35)	19.02	37.74	150,151	1.25		2.13		41
(0.32)	0.00	0.00	(0.32)	14.12	(9.26)	114,347	1.26	(n)	2.28		55
(0.17)	(0.45)	0.00	(0.62)	15.93	(5.50)	107,569	1.25		1.74		60

(h) If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 12.55%.

(i) If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 14.72%.

(j) If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 27.10%.

(k) If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 18.97%.

(l) If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 20.42%.

(m) If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 49.78%.

(n) Ratio of expenses to average net assets excluding trustees’ expense is 1.25%.

(o) Ratio of expenses to average net assets excluding trustees’ expense is 1.40%.

(p) Ratio of expenses to average net assets excluding trustees’ expense is 2.15%.

See accompanying notes I 6.30.03 I PIMCO Funds Annual Report	49

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income from Investment Operations

NFJ Small-Cap Value Fund (Cont.)
Class B
06/30/2003	$21.19	$0.19	(a)	$(0.01	)(a)	$0.18
06/30/2002	18.84	0.18	(a)	2.23	(a)	2.41
06/30/2001	14.04	0.23	(a)	4.87	(a)	5.10
06/30/2000	15.79	0.21	(a)	(1.79	)(a)	(1.58)
06/30/1999	17.43	0.14	(a)	(1.27	)(a)	(1.13)
Class C
06/30/2003	21.23	0.20	(a)	(0.02	)(a)	0.18
06/30/2002	18.86	0.18	(a)	2.24	(a)	2.42
06/30/2001	14.06	0.23	(a)	4.87	(a)	5.10
06/30/2000	15.82	0.21	(a)	(1.79	)(a)	(1.58)
06/30/1999	17.44	0.14	(a)	(1.27	)(a)	(1.13)
PEA Growth & Income Fund
Class A
06/30/2003	$6.97	$0.08	(a)	$(0.45	)(a)	$(0.37)
06/30/2002	9.20	0.08	(a)	(2.27	)(a)	(2.19)
07/31/2000 - 06/30/2001	13.11	0.04	(a)	(0.27	)(a)	(0.23)
Class B
06/30/2003	6.89	0.04	(a)	(0.45	)(a)	(0.41)
06/30/2002	9.14	0.02	(a)	(2.26	)(a)	(2.24)
07/31/2000 - 06/30/2001	13.11	(0.02	)(a)	(0.28	)(a)	(0.30)
Class C
06/30/2003	6.89	0.04	(a)	(0.45	)(a)	(0.41)
06/30/2002	9.13	0.02	(a)	(2.25	)(a)	(2.23)
07/31/2000 - 06/30/2001	13.11	(0.01	)(a)	(0.29	)(a)	(0.30)
PEA Growth Fund
Class A
06/30/2003	$18.10	$(0.03	)(a)	$(1.37	)(a)	$(1.40)
06/30/2002	24.55	(0.06	)(a)	(6.23	)(a)	(6.29)
06/30/2001	38.94	(0.19	)(a)	(11.85	)(a)	(12.04)
06/30/2000	34.12	(0.29	)(a)	10.77	(a)	10.48
06/30/1999	32.62	(0.14	)(a)	5.56	(a)	5.42
Class B
06/30/2003	15.71	(0.13	)(a)	(1.20	)(a)	(1.33)
06/30/2002	21.49	(0.19	)(a)	(5.43	)(a)	(5.62)
06/30/2001	34.66	(0.37	)(a)	(10.45	)(a)	(10.82)
06/30/2000	31.15	(0.51	)(a)	9.68	(a)	9.17
06/30/1999	30.34	(0.35	)(a)	5.08	(a)	4.73
Class C
06/30/2003	15.71	(0.13	)(a)	(1.20	)(a)	(1.33)
06/30/2002	21.49	(0.19	)(a)	(5.43	)(a)	(5.62)
06/30/2001	34.66	(0.38	)(a)	(10.44	)(a)	(10.82)
06/30/2000	31.15	(0.51	)(a)	9.68	(a)	9.17
06/30/1999	30.33	(0.35	)(a)	5.09	(a)	4.74
PEA Opportunity Fund
Class A
06/30/2003	$15.01	$(0.13	)(a)	$0.61	(a)	$0.48
06/30/2002	19.05	(0.17	)(a)	(3.87	)(a)	(4.04)
06/30/2001	31.58	(0.16	)(a)	(7.29	)(a)	(7.45)
06/30/2000	26.96	(0.25	)(a)	12.75	(a)	12.50
06/30/1999	31.33	(0.21	)(a)	0.46	(a)	0.25
Class B
06/30/2003	12.26	(0.19	)(a)	0.49	(a)	0.30
06/30/2002	15.68	(0.24	)(a)	(3.18	)(a)	(3.42)
06/30/2001	27.21	(0.27	)(a)	(6.18	)(a)	(6.45)
06/30/2000	24.20	(0.43	)(a)	11.32	(a)	10.89
03/31/1999 - 06/30/1999	21.40	(0.09	)(a)	2.89	(a)	2.80

* Annualized

(a) Per share amounts based on average number of shares outstanding during the period.

(b) Ratio of expenses to average net assets excluding trustees’ expense is 2.10%.

(c) Ratio of expenses to average net assets excluding trustees’ expense is 1.15%.

50	PIMCO Funds Annual Report I 6.30.03 I See accompanying notes

Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.15)	$(0.05)	$0.00	$(0.20)	$21.17	0.95%	$249,479	2.00%		0.99%	20%
(0.06)	0.00	0.00	(0.06)	21.19	12.87	187,693	2.00		0.90	40
(0.30)	0.00	0.00	(0.30)	18.84	36.80	79,803	2.00		1.39	41
(0.17)	0.00	0.00	(0.17)	14.04	(9.94)	55,435	2.01	(f)	1.46	55
(0.06)	(0.45)	0.00	(0.51)	15.79	(6.22)	96,994	2.00		0.95	60

(0.15)	(0.05)	0.00	(0.20)	21.21	0.96	388,065	2.00		1.01	20
(0.05)	0.00	0.00	(0.05)	21.23	12.89	234,129	2.00		0.90	40
(0.30)	0.00	0.00	(0.30)	18.86	36.75	109,519	2.00		1.38	41
(0.18)	0.00	0.00	(0.18)	14.06	(9.95)	69,808	2.01	(f)	1.46	55
(0.04)	(0.45)	0.00	(0.49)	15.82	(6.21)	112,926	2.00		0.95	60

$(0.09)	$0.00	$0.00	$(0.09)	$6.51	(5.17)%	$23,125	1.36	%(h)	1.37%	84%
(0.04)	0.00	0.00	(0.04)	6.97	(23.85)	16,983	1.36	(h)	1.00	101
(0.05)	(3.63)	0.00	(3.68)	9.20	(4.47)	12,050	1.35	*	0.49 *	77

(0.06)	0.00	0.00	(0.06)	6.42	(5.88)	17,237	2.11	(b)	0.60	84
(0.01)	0.00	0.00	(0.01)	6.89	(24.51)	14,520	2.10		0.23	101
(0.04)	(3.63)	0.00	(3.67)	9.14	(5.11)	15,663	2.10	*	(0.21)*	77

(0.06)	0.00	0.00	(0.06)	6.42	(5.85)	23,619	2.11	(b)	0.61	84
(0.01)	0.00	0.00	(0.01)	6.89	(24.40)	17,543	2.10		0.24	101
(0.05)	(3.63)	0.00	(3.68)	9.13	(5.15)	16,167	2.10	*	(0.17)*	77

$0.00	$0.00	$0.00	$0.00	$16.70	(7.73)%	$94,428	1.16	%(c)	(0.19)%	70%
0.00	(0.16)	0.00	(0.16)	18.10	(25.73)	136,908	1.16	(c)	(0.27)	76
0.00	(2.35)	0.00	(2.35)	24.55	(32.40)	173,990	1.15		(0.58)	85
0.00	(5.66)	0.00	(5.66)	38.94	32.49	255,744	1.16	(c)	(0.78)	72
0.00	(3.92)	0.00	(3.92)	34.12	18.65	227,638	1.16	(c)	(0.44)	131

0.00	0.00	0.00	0.00	14.38	(8.47)	65,651	1.91	(d)	(0.94)	70
0.00	(0.16)	0.00	(0.16)	15.71	(26.28)	92,279	1.91	(d)	(1.02)	76
0.00	(2.35)	0.00	(2.35)	21.49	(32.90)	162,382	1.90		(1.33)	85
0.00	(5.66)	0.00	(5.66)	34.66	31.31	213,627	1.91	(d)	(1.53)	72
0.00	(3.92)	0.00	(3.92)	31.15	17.72	133,850	1.90		(1.19)	131

0.00	0.00	0.00	0.00	14.38	(8.47)	648,456	1.91	(d)	(0.94)	70
0.00	(0.16)	0.00	(0.16)	15.71	(26.28)	879,605	1.91	(d)	(1.02)	76
0.00	(2.35)	0.00	(2.35)	21.49	(32.91)	1,486,530	1.90		(1.34)	85
0.00	(5.66)	0.00	(5.66)	34.66	31.31	2,416,067	1.91	(d)	(1.53)	72
0.00	(3.92)	0.00	(3.92)	31.15	17.76	2,064,450	1.90		(1.18)	131

$0.00	$0.00	$0.00	$0.00	$15.49	3.20%	$44,297	1.31	%(e)	(1.08)%	214%
0.00	0.00	0.00	0.00	15.01	(21.21)	68,403	1.31	(e)	(1.02)	201
0.00	(5.08)	0.00	(5.08)	19.05	(25.68)	92,521	1.30		(0.68)	237
0.00	(7.88)	0.00	(7.88)	31.58	50.77	142,064	1.31	(e)	(0.81)	254
0.00	(4.62)	0.00	(4.62)	26.96	3.98	121,507	1.31	(e)	(0.86)	175

0.00	0.00	0.00	0.00	12.56	2.45	12,962	2.06	(g)	(1.83)	214
0.00	0.00	0.00	0.00	12.26	(21.81)	15,587	2.06	(g)	(1.77)	201
0.00	(5.08)	0.00	(5.08)	15.68	(26.19)	25,988	2.05		(1.42)	237
0.00	(7.88)	0.00	(7.88)	27.21	49.78	28,145	2.06	(g)	(1.57)	254
0.00	0.00	0.00	0.00	24.20	13.08	251	2.03	*	(1.65)*	175

(d) Ratio of expenses to average net assets excluding trustees’ expense is 1.90%.

(e) Ratio of expenses to average net assets excluding trustees’ expense is 1.30%.

(f) Ratio of expenses to average net assets excluding trustees’ expense is 2.00%.

(g) Ratio of expenses to average net assets excluding trustees’ expense is 2.05%.

(h) Ratio of expenses to average net assets excluding trustees’ expense is 1.35%.

See accompanying notes I 6.30.03 I PIMCO Funds Annual Report	51

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income from Investment Operations

PEA Opportunity Fund (Cont.)
Class C
06/30/2003	$12.26	$(0.19	)(a)	$0.49	(a)	$0.30
06/30/2002	15.67	(0.24	)(a)	(3.17	)(a)	(3.41)
06/30/2001	27.22	(0.28	)(a)	(6.19	)(a)	(6.47)
06/30/2000	24.19	(0.42	)(a)	11.33	(a)	10.91
06/30/1999	28.86	(0.37	)(a)	0.32	(a)	(0.05)
PEA Target Fund
Class A
06/30/2003	$13.32	$(0.08	)(a)	$0.10	(a)	$0.02
06/30/2002	19.31	(0.11	)(a)	(5.88	)(a)	(5.99)
06/30/2001	31.14	(0.18	)(a)	(7.62	)(a)	(7.80)
06/30/2000	17.72	(0.23	)(a)	15.45	(a)	15.22
06/30/1999	16.35	(0.09	)(a)	2.44	(a)	2.35
Class B
06/30/2003	11.86	(0.15	)(a)	0.09	(a)	(0.06)
06/30/2002	17.33	(0.20	)(a)	(5.27	)(a)	(5.47)
06/30/2001	28.60	(0.33	)(a)	(6.91	)(a)	(7.24)
06/30/2000	16.44	(0.39	)(a)	14.35	(a)	13.96
06/30/1999	15.34	(0.19	)(a)	2.27	(a)	2.08
Class C
06/30/2003	11.86	(0.15	)(a)	0.08	(a)	(0.07)
06/30/2002	17.33	(0.20	)(a)	(5.27	)(a)	(5.47)
06/30/2001	28.59	(0.34	)(a)	(6.89	)(a)	(7.23)
06/30/2000	16.43	(0.38	)(a)	14.34	(a)	13.96
06/30/1999	15.34	(0.19	)(a)	2.26	(a)	2.07
PEA Value Fund
Class A
06/30/2003	$13.75	$0.10	(a)	$(0.56	)(a)	$(0.46)
06/30/2002	16.12	0.09	(a)	(0.55	)(a)	(0.46)
06/30/2001	11.38	0.13	(a)	4.70	(a)	4.83
06/30/2000	15.29	0.22	(a)	(1.33	)(a)	(1.11)
06/30/1999	15.64	0.24	(a)	1.35	(a)	1.59
Class B
06/30/2003	13.55	0.01	(a)	(0.56	)(a)	(0.55)
06/30/2002	16.02	(0.03	)(a)	(0.53	)(a)	(0.56)
06/30/2001	11.36	0.02	(a)	4.69	(a)	4.71
06/30/2000	15.26	0.13	(a)	(1.33	)(a)	(1.20)
06/30/1999	15.63	0.12	(a)	1.35	(a)	1.47
Class C
06/30/2003	13.55	0.01	(a)	(0.55	)(a)	(0.54)
06/30/2002	16.03	(0.03	)(a)	(0.54	)(a)	(0.57)
06/30/2001	11.36	0.02	(a)	4.70	(a)	4.72
06/30/2000	15.26	0.13	(a)	(1.33	)(a)	(1.20)
06/30/1999	15.63	0.12	(a)	1.35	(a)	1.47
PPA Tax-Efficient Equity Fund
Class A
06/30/2003	$8.47	$0.04	(a)	$(0.05	)(a)	$(0.01)
06/30/2002	10.34	0.02	(a)	(1.89	)(a)	(1.87)
06/30/2001	12.24	0.00	(a)	(1.90	)(a)	(1.90)
06/30/2000	11.59	0.00	(a)	0.65	(a)	0.65
07/10/1998 - 06/30/1999	10.00	0.03	(a)	1.56	(a)	1.59
Class B
06/30/2003	8.22	(0.02	)(a)	(0.05	)(a)	(0.07)
06/30/2002	10.11	(0.05	)(a)	(1.84	)(a)	(1.89)
06/30/2001	12.06	(0.08	)(a)	(1.87	)(a)	(1.95)
06/30/2000	11.51	(0.09	)(a)	0.64	(a)	0.55
07/10/1998 - 06/30/1999	10.00	(0.05	)(a)	1.56	(a)	1.51

* Annualized

(a) Per share amounts based on average number of shares outstanding during the period.

(b) Ratio of expenses to average net assets excluding trustees’ expense is 1.10%.

(c) Ratio of expenses to average net assets excluding trustees’ expense is 1.85%.

52	PIMCO Funds Annual Report I 6.30.03 I See accompanying notes

Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$0.00	$0.00	$0.00	$0.00	$12.56	2.45%	$142,354	2.06	%(d)	(1.83)%	214%
0.00	0.00	0.00	0.00	12.26	(21.76)	164,168	2.06	(d)	(1.77)	201
0.00	(5.08)	0.00	(5.08)	15.67	(26.26)	255,355	2.05		(1.42)	237
0.00	(7.88)	0.00	(7.88)	27.22	49.88	401,118	2.06	(d)	(1.57)	254
0.00	(4.62)	0.00	(4.62)	24.19	3.20	308,877	2.06	(d)	(1.62)	175

$0.00	$0.00	$0.00	$0.00	$13.34	0.15%	$148,721	1.21	%(f)	(0.71)%	105%
0.00	0.00	0.00	0.00	13.32	(31.02)	198,054	1.21	(f)	(0.67)	114
0.00	(4.03)	0.00	(4.03)	19.31	(27.78)	281,616	1.20		(0.75)	109
0.00	(1.80)	0.00	(1.80)	31.14	90.36	305,304	1.21	(f)	(0.91)	99
0.00	(0.98)	0.00	(0.98)	17.72	15.69	170,277	1.21	(f)	(0.57)	229

0.00	0.00	0.00	0.00	11.80	(0.51)	105,896	1.96	(e)	(1.47)	105
0.00	0.00	0.00	0.00	11.86	(31.56)	144,815	1.96	(e)	(1.41)	114
0.00	(4.03)	0.00	(4.03)	17.33	(28.34)	246,999	1.95		(1.49)	109
0.00	(1.80)	0.00	(1.80)	28.60	89.74	223,939	1.96	(e)	(1.66)	99
0.00	(0.98)	0.00	(0.98)	16.44	14.93	78,659	1.95		(1.31)	229

0.00	0.00	0.00	0.00	11.79	(0.59)	538,347	1.96	(e)	(1.46)	105
0.00	0.00	0.00	0.00	11.86	(31.56)	685,003	1.96	(e)	(1.41)	114
0.00	(4.03)	0.00	(4.03)	17.33	(28.31)	1,204,807	1.95		(1.50)	109
0.00	(1.80)	0.00	(1.80)	28.59	89.79	1,676,384	1.96	(e)	(1.67)	99
0.00	(0.98)	0.00	(0.98)	16.43	14.86	910,494	1.95		(1.31)	229

$0.00	$(0.58)	$0.00	$(0.58)	$12.71	(2.80)%	$275,622	1.10%		0.87%	152%
0.00	(1.91)	0.00	(1.91)	13.75	(3.72)	226,825	1.10		0.59	190
(0.09)	0.00	0.00	(0.09)	16.12	42.61	46,410	1.10		0.90	204
(0.23)	(2.57)	0.00	(2.80)	11.38	(7.11)	19,087	1.11	(b)	1.76	196
(0.22)	(1.72)	0.00	(1.94)	15.29	11.93	22,267	1.11	(b)	1.68	101

0.00	(0.58)	0.00	(0.58)	12.42	(3.53)	241,311	1.85		0.12	152
0.00	(1.91)	0.00	(1.91)	13.55	(4.41)	202,258	1.85		(0.19)	190
(0.05)	0.00	0.00	(0.05)	16.02	41.50	59,708	1.85		0.15	204
(0.13)	(2.57)	0.00	(2.70)	11.36	(7.77)	26,908	1.86	(c)	1.02	196
(0.12)	(1.72)	0.00	(1.84)	15.26	11.05	36,314	1.85		0.85	101

0.00	(0.58)	0.00	(0.58)	12.43	(3.45)	315,256	1.85		0.12	152
0.00	(1.91)	0.00	(1.91)	13.55	(4.48)	266,741	1.85		(0.21)	190
(0.05)	0.00	0.00	(0.05)	16.03	41.59	100,166	1.85		0.17	204
(0.13)	(2.57)	0.00	(2.70)	11.36	(7.81)	53,756	1.86	(c)	1.02	196
(0.12)	(1.72)	0.00	(1.84)	15.26	11.04	80,594	1.85		0.83	101

$0.00	$0.00	$0.00	$0.00	$8.46	(0.07)%	$5,906	1.12	%(g)	0.46%	28%
0.00	0.00	0.00	0.00	8.47	(18.08)	5,361	1.11	(b)	0.23	19
0.00	0.00	0.00	0.00	10.34	(15.52)	6,896	1.10		0.04	41
0.00	0.00	0.00	0.00	12.24	5.61	9,226	1.11	(b)	0.02	32
0.00	0.00	0.00	0.00	11.59	15.90	6,579	1.11	(b)*	0.25 *	13

0.00	0.00	0.00	0.00	8.15	(0.85)	5,389	1.87	(h)	(0.29)	28
0.00	0.00	0.00	0.00	8.22	(18.69)	6,026	1.86	(c)	(0.52)	19
0.00	0.00	0.00	0.00	10.11	(16.17)	9,600	1.85		(0.71)	41
0.00	0.00	0.00	0.00	12.06	4.78	10,794	1.86	(c)	(0.74)	32
0.00	0.00	0.00	0.00	11.51	15.10	6,370	1.85	*	(0.50)*	13

(d) Ratio of expenses to average net assets excluding trustees’ expense is 2.05%.

(e) Ratio of expenses to average net assets excluding trustees’ expense is 1.95%.

(f) Ratio of expenses to average net assets excluding trustees’ expense is 1.20%.

(g) Ratio of expenses to average net assets excluding interest expense is 1.10%.

(h) Ratio of expenses to average net assets excluding interest expense is 1.85%.

See accompanying notes I 6.30.03 I PIMCO Funds Annual Report	53

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income from Investment Operations

PPA Tax-Efficient Equity Fund (Cont.)
Class C
06/30/2003	$8.22	$(0.02	)(a)	$(0.05	)(a)	$(0.07)
06/30/2002	10.11	(0.05	)(a)	(1.84	)(a)	(1.89)
06/30/2001	12.06	(0.08	)(a)	(1.87	)(a)	(1.95)
06/30/2000	11.51	(0.09	)(a)	0.64	(a)	0.55
07/10/1998 - 06/30/1999	10.00	(0.05	)(a)	1.56	(a)	1.51
RCM Large-Cap Growth Fund
Class A
06/30/2003	$10.94	$0.02	(a)	$(0.03	)(a)	$(0.01)
02/05/2002 - 06/30/2002	12.30	0.00	(a)	(1.36	)(a)	(1.36)
Class B
06/30/2003	10.91	(0.07	)(a)	(0.02	)(a)	(0.09)
02/05/2002 - 6/30/2002	12.30	(0.04	)(a)	(1.35	)(a)	(1.39)
Class C
06/30/2003	10.90	(0.07	)(a)	(0.01	)(a)	(0.08)
02/05/2002 - 06/30/2002	12.30	(0.04	)(a)	(1.36	)(a)	(1.40)
RCM Mid-Cap Fund
Class A
06/30/2003	$1.99	$(0.02	)(a)	$0.07	(a)	$0.05
02/05/2002 - 06/30/2002	2.28	(0.01	)(a)	(0.28	)(a)	(0.29)
Class B
06/30/2003	2.00	(0.03	)(a)	0.07	(a)	0.04
02/05/2002 - 06/30/2002	2.28	(0.02	)(a)	(0.26	)(a)	(0.28)
Class C
06/30/2003	2.00	(0.03	)(a)	0.07	(a)	0.04
02/05/2002 - 06/30/2002	2.28	(0.02	)(a)	(0.26	)(a)	(0.28)
RCM Tax-Managed Growth Fund
Class A
06/30/2003	$9.44	$(0.01	)(a)	$0.02	(a)	$0.01
02/05/2002 - 06/30/2002	10.36	(0.01	)(a)	(0.91	)(a)	(0.92)
Class B
06/30/2003	9.42	(0.07	)(a)	(0.00	)(a)	(0.07)
02/05/2002 - 06/30/2002	10.36	(0.04	)(a)	(0.90	)(a)	(0.94)
Class C
06/30/2003	9.42	(0.08	)(a)	0.01	(a)	(0.07)
02/05/2002 - 06/30/2002	10.36	(0.04	)(a)	(0.90	)(a)	(0.94)

* Annualized

(a) Per share amounts based on average number of shares outstanding during the period.

(b) Ratio of expenses to average net assets excluding trustees’ expense is 1.22%.

(c) Ratio of expenses to average net assets excluding trustees’ expense is 1.97%.

54	PIMCO Funds Annual Report I 6.30.03 I See accompanying notes

Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$0.00	$0.00	$0.00	$0.00	$8.15	(0.85)%	$8,298	1.87	%(e)	(0.27)%	28%
0.00	0.00	0.00	0.00	8.22	(18.69)	10,090	1.86	(d)	(0.52)	19
0.00	0.00	0.00	0.00	10.11	(16.17)	13,559	1.85		(0.71)	41
0.00	0.00	0.00	0.00	12.06	4.78	15,651	1.86	(d)	(0.73)	32
0.00	0.00	0.00	0.00	11.51	15.10	10,742	1.84	*	(0.52)*	13

$(0.03)	$0.00	$(0.01)	$(0.04)	$10.89	(0.05)%	$19,560	1.20%		0.15%	25%
0.00	0.00	0.00	0.00	10.94	(11.06)	681	1.20	*	(0.01)*	36

(0.02)	0.00	0.00	(0.02)	10.80	(0.84)	4,384	1.95		(0.64)	25
0.00	0.00	0.00	0.00	10.91	(11.30)	161	1.95	*	(0.91)*	36

0.00	0.00	0.00	0.00	10.82	(0.73)	3,699	1.95		(0.68)	25
0.00	0.00	0.00	0.00	10.90	(11.38)	105	1.95	*	(0.92)*	36

$0.00	$0.00	$0.00	$0.00	$2.04	2.51%	$847	1.23	%(b)	(0.85)%	132%
0.00	0.00	0.00	0.00	1.99	(12.72)	124	1.22	*	(1.01)*	142

0.00	0.00	0.00	0.00	2.04	2.00	378	1.98	(c)	(1.58)	132
0.00	0.00	0.00	0.00	2.00	(12.28)	9	1.97	*	(1.81)*	142

0.00	0.00	0.00	0.00	2.04	2.00	775	1.98	(c)	(1.60)	132
0.00	0.00	0.00	0.00	2.00	(12.28)	40	1.97	*	(1.80)*	142

$0.00	$0.00	$0.00	$0.00	$9.45	0.11%	$2,875	1.35%		(0.10)%	74%
0.00	0.00	0.00	0.00	9.44	(8.88)	262	1.35	*	(0.31)*	68

0.00	0.00	0.00	0.00	9.35	(0.74)	1,442	2.10		(0.84)	74
0.00	0.00	0.00	0.00	9.42	(9.07)	14	2.10	*	(0.92)*	68

0.00	0.00	0.00	0.00	9.35	(0.74)	614	2.10		(0.85)	74
0.00	0.00	0.00	0.00	9.42	(9.07)	9	2.10	*	(0.92)*	68

(d) Ratio of expenses to average net assets excluding trustees’ expense is 1.85%

(e) Ratio of expenses to average net assets excluding interest expense is 1.85%.

See accompanying notes I 6.30.03 I PIMCO Funds Annual Report	55

Statements of Assets and Liabilities

June 30, 2003

Amounts in thousands, except per share amounts	Asset Allocation Fund	CCM Capital Appreciation Fund	CCM Mid-Cap Fund	NACM Core Equity Fund	NACM Flex-Cap Value Fund	NACM Growth Fund	NACM Value Fund	NFJ Basic Value Fund

Assets:
Investments, at value	$82,049	$787,849	$650,939	$2,622	$1,394	$1,452	$1,648	$3,964
Repurchase agreement, at value	0	0	0	0	0	0	0	0
Cash	119	11	0	0	0	1	0	1
Foreign currency, at value	0	0	0	0	0	0	0	0
Security lending interest receivable	0	2	2	0	0	0	0	0
Receivable for investments sold	0	3,453	8,158	95	1	0	33	10
Receivable for Fund shares sold	367	1,105	3,281	32	0	0	50	9
Interest and dividends receivable	0	213	101	2	1	1	2	10
Manager reimbursement receivable	0	0	0	84	84	84	84	0
Other assets	1	0	0	0	0	0	0	0

	82,536	792,633	662,481	2,835	1,480	1,538	1,817	3,994

Liabilities:
Payable for investments purchased	$213	$21,749	$9,727	$59	$10	$39	$34	$23
Written options outstanding	0	0	0	0	0	0	0	0
Due to Custodian	0	0	0	0	0	0	0	0
Payable for Fund shares redeemed	202	2,667	2,030	0	0	0	0	0
Payable for collateral for securities on loan	0	37,923	31,316	0	0	0	0	212
Accrued investment advisory fee	0	266	222	1	1	0	1	1
Accrued administration fee	22	184	153	1	0	0	0	1
Accrued distribution fee	35	123	96	0	0	0	0	1
Accrued servicing fee	13	60	49	0	0	0	0	0
Other liabilities	0	0	0	48	48	48	48	0

	485	62,972	43,593	109	59	87	83	238

Net Assets	$82,051	$729,661	$618,888	$2,726	$1,421	$1,451	$1,734	$3,756

Net Assets Consist of:
Paid in capital	$90,380	$847,250	$783,051	$2,349	$1,169	$1,315	$1,522	$3,684
Undistributed net investment income	187	0	0	47	49	0	49	11
Accumulated undistributed net realized gain (loss)	(4,919)	(194,832)	(255,158)	(6)	(3)	(1)	(2)	(107)
Net unrealized appreciation (depreciation)	(3,597)	77,243	90,995	336	206	137	165	168

	$82,051	$729,661	$618,888	$2,726	$1,421	$1,451	$1,734	$3,756

Net Assets:
Class A	$11,675	$147,590	$109,110	$79	$36	$81	$117	$431
Class B	15,617	63,258	56,490	180	52	160	145	263
Class C	39,761	85,969	69,989	123	103	118	288	735
Other Classes	14,998	432,844	383,299	2,344	1,230	1,092	1,184	2,327
Shares Issued and Outstanding:
Class A	1,258	10,521	6,317	7	3	7	10	35
Class B	1,688	4,751	3,432	15	4	14	12	22
Class C	4,300	6,443	4,251	11	8	11	24	60
Net Asset Value and Redemption Price* Per Share (Net Assets Per Share Outstanding)
Class A	$9.28	$14.03	$17.28	$11.74	$12.36	$11.21	$11.99	$12.22
Class B	9.25	13.31	16.46	11.71	12.30	11.13	11.90	12.16
Class C	9.25	13.34	16.47	11.71	12.29	11.13	11.94	12.16

Cost of Investments Owned	$85,646	$710,606	$559,944	$2,286	$1,188	$1,315	$1,483	$3,796

Cost of Foreign Currency Held	$0	$0	$0	$0	$0	$0	$0	$0

* With respect to the A, B and C Classes, the redemption price varies by the length of time the shares are held.

56	PIMCO Funds Annual Report I 6.30.03 I See accompanying notes

NFJ Equity Income Fund	NFJ Small- Cap Value Fund	PEA Growth & Income Fund	PEA Growth Fund	PEA Opportunity Fund	PEA Target Fund	PEA Value Fund	PPA Tax- Efficient Equity Fund	RCM Large-Cap Growth Fund	RCM Mid-Cap Fund	RCM Tax- Managed Growth Fund

$81,984	$1,576,577	$71,880	$841,573	$330,395	$966,802	$1,024,531	$20,300	$453,233	$229,548	$9,993
0	0	0	0	0	0	0	0	0	0	1,375
1	1	1	304	0	107	0	2	0	1	1
0	0	0	0	0	0	68	0	0	0	0
0	5	0	1	12	13	3	0	0	0	0
179	2,308	621	0	14,370	16,633	9,180	0	0	2,641	0
597	27,642	110	220	163	373	3,035	10	10,384	1,469	12
285	3,391	99	441	11	120	2,027	18	299	67	7
0	0	0	0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0	0	0	0

83,046	1,609,924	72,711	842,539	344,951	984,048	1,038,844	20,330	463,916	233,726	11,388

$91	$6,719	$400	$1,833	$4,763	$10,316	$8,571	$0	$1,622	$3,499	$283
0	0	0	0	0	1,075	0	0	0	0	0
0	0	0	0	4,923	0	0	0	0	0	0
90	4,939	83	3,715	12,008	3,788	6,961	45	9,416	73	0
5,116	73,177	0	11,117	60,659	127,167	47,381	0	0	0	0
27	707	35	338	145	371	349	7	159	87	6
23	448	27	267	79	264	297	7	110	56	4
16	383	24	435	92	387	333	8	16	1	1
7	255	13	164	39	159	172	4	21	1	2
1	0	0	0	0	0	0	0	4	0	0

5,371	86,628	582	17,869	82,708	143,527	64,064	71	11,348	3,717	296

$77,675	$1,523,296	$72,129	$824,670	$262,243	$840,521	$974,780	$20,259	$452,568	$230,009	$11,092

$73,539	$1,375,446	$113,850	$1,208,036	$399,834	$1,179,751	$1,112,219	$31,906	$504,352	$627,870	$20,639
756	8,697	94	0	0	0	3,754	5	917	0	0
(945)	2,644	(45,406)	(481,855)	(177,310)	(438,140)	(244,348)	(13,586)	(57,939)	(418,769)	(10,316)
4,325	136,509	3,591	98,489	39,719	98,910	103,155	1,934	5,238	20,908	769

$77,675	$1,523,296	$72,129	$824,670	$262,243	$840,521	$974,780	$20,259	$452,568	$230,009	$11,092

$12,878	$662,081	$23,125	$94,428	$44,297	$148,721	$275,622	$5,906	$19,560	$847	$2,875
8,913	249,479	17,237	65,651	12,962	105,896	241,311	5,389	4,384	378	1,442
17,843	388,065	23,619	648,456	142,354	538,347	315,256	8,298	3,699	775	614
38,041	223,671	8,148	16,135	62,630	47,557	142,591	666	424,925	228,009	6,161

1,230	30,666	3,554	5,655	2,860	11,150	21,679	698	1,797	415	304
857	11,782	2,684	4,564	1,032	8,976	19,423	661	406	185	154
1,715	18,298	3,681	45,082	11,338	45,644	25,360	1,018	342	380	66

$10.47	$21.59	$6.51	$16.70	$15.49	$13.34	$12.71	$8.46	$10.89	$2.04	$9.45
10.41	21.17	6.42	14.38	12.56	11.80	12.42	8.15	10.80	2.04	9.35
10.40	21.21	6.42	14.38	12.56	11.79	12.43	8.15	10.82	2.04	9.35

$77,659	$1,440,068	$68,289	$743,084	$290,676	$867,907	$921,376	$18,366	$447,995	$208,640	$10,599

$0	$0	$0	$0	$0	$0	$68	$0	$0	$0	$0

See accompanying notes I 6.30.03 I PIMCO Funds Annual Report	57

Statements of Operations

For the year or period ended June 30, 2003

Amounts in thousands	Asset Allocation Fund	CCM Capital Appreciation Fund	CCM Mid-Cap Fund	NACM Core Equity Fund	NACM Flex-Cap Value Fund	NACM Growth Fund	NACM Value Fund	NFJ Basic Value Fund

Investment Income:
Interest	$0	$400	$349	$1	$1	$1	$1	$2
Dividends, net of foreign taxes	2,250	6,157	4,041	37	21	8	25	83
Security lending income	0	44	55	0	0	0	0	0
Miscellaneous income	1	0	0	0	0	0	0	0
Total Income	2,251	6,601	4,445	38	22	9	26	85
Expenses:
Investment advisory fees	0	2,868	2,577	11	8	5	6	12
Administration fees	218	1,970	1,762	7	4	3	4	9
Distribution fees – Class B	88	419	410	0	0	1	0	1
Distribution fees – Class C	247	553	505	0	0	0	0	3
Servicing fees – Class A	16	296	225	0	0	0	0	1
Servicing fees – Class B	30	139	137	0	0	0	0	0
Servicing fees – Class C	82	184	168	0	0	0	0	1
Distribution and/or servicing fees - Other Classes	33	413	268	0	0	0	0	0
Trustees’ fees	0	33	31	0	0	0	0	0
Organization costs	0	0	0	84	84	84	84	0
Interest expense	0	1	0	0	0	0	0	0
Total Expenses	714	6,876	6,083	102	96	93	94	27
Reimbursement by Manager	0	0	0	(84)	(84)	(84)	(84)	0
Net Expenses	714	6,876	6,083	18	12	9	10	27

Net Investment Income (Loss)	1,537	(275)	(1,638)	20	10	0	16	58

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	(1,104)	(126,201)	(98,497)	43	59	(1)	48	(98)
Net realized gain on options	0	0	0	0	0	0	0	0
Net capital gain distributions received from underlying Funds	210	0	0	0	0	0	0	0
Net realized gain on foreign currency transactions	0	0	0	0	0	0	0	0
Net change in unrealized appreciation on investments	1,848	104,149	59,956	336	206	137	165	70
Net change in unrealized appreciation on options	0	0	0	0	0	0	0	0
Net Gain (Loss)	954	(22,052)	(38,541)	379	265	136	213	(28)

Net Increase (Decrease) in Assets Resulting from Operations	$2,491	$(22,327)	$(40,179)	$399	$275	$136	$229	$30

58	PIMCO Funds Annual Report I 6.30.03 I See accompanying notes

NFJ Equity Income Fund	NFJ Small-Cap Value Fund	PEA Growth & Income Fund	PEA Growth Fund	PEA Opportunity Fund	PEA Target Fund	PEA Value Fund	PPA Tax-Efficient Equity Fund	RCM Large-Cap Growth Fund	RCM Mid-Cap Fund	RCM Tax-Managed Growth Fund

$29	$783	$101	$234	$114	$1,915	$823	$2	$193	$79	$11
2,158	30,072	1,702	8,250	312	1,775	15,167	387	3,944	642	84
4	112	0	21	142	315	103	0	0	0	0
0	3	0	0	0	0	6	0	0	0	0
2,191	30,970	1,803	8,505	568	4,005	16,099	389	4,137	721	95

232	6,154	400	4,400	1,617	4,471	3,670	110	1,386	1,036	47
175	3,917	302	3,486	895	3,188	3,126	92	942	664	33
29	1,444	107	533	84	798	1,503	38	12	1	4
65	2,067	143	5,175	935	3,913	1,952	72	10	3	2
15	1,083	51	241	115	353	580	14	16	1	2
10	481	36	178	28	266	501	13	4	0	1
21	689	48	1,725	312	1,304	651	24	3	1	1
3	99	18	3	9	5	137	9	260	8	8
2	55	4	44	13	40	47	1	17	15	0
0	0	0	0	0	0	0	0	0	0	0
0	0	2	15	1	6	0	4	0	14	0
552	15,989	1,111	15,800	4,009	14,344	12,167	377	2,650	1,743	98
0	0	0	0	0	0	0	0	0	0	0
552	15,989	1,111	15,800	4,009	14,344	12,167	377	2,650	1,743	98

1,639	14,981	692	(7,295)	(3,441)	(10,339)	3,932	12	1,487	(1,022)	(3)

956	8,647	(8,585)	(137,374)	(23,045)	(119,943)	(241,655)	(3,216)	(23,595)	(45,491)	(632)
0	0	0	0	0	4,945	0	0	0	0	0
0	0	0	0	0	0	0	0	0	0	0
0	2	0	0	0	0	2,137	0	0	0	0
872	41,862	3,608	45,321	25,687	93,336	222,679	1,822	32,583	39,934	706
0	0	0	0	0	15	0	0	0	0	0
1,828	50,511	(4,977)	(92,053)	2,642	(21,647)	(16,839)	(1,394)	8,988	(5,557)	74

$3,467	$65,492	$(4,285)	$(99,348)	$(799)	$(31,986)	$(12,907)	$(1,382)	$10,475	$(6,579)	$71

See accompanying notes I 6.30.03 I PIMCO Funds Annual Report	59

Statements of Changes in Net Assets

Amounts in thousands	Asset Allocation Fund		CCM Capital Appreciation Fund		CCM Mid-Cap Fund

Increase (Decrease) in Net Assets from:	Year Ended June 30, 2003	Year Ended June 30, 2002	Year Ended June 30, 2003	Year Ended June 30, 2002	Year Ended June 30, 2003	Year Ended June 30, 2002

Operations:
Net investment income (loss)	$1,537	$1,351	$(275)	$950	$(1,638)	$1,259
Net realized gain (loss)	(1,104)	(643)	(126,201)	(54,912)	(98,497)	(103,487)
Net capital gain distributions received from underlying Funds	210	162	0	0	0	0
Net change in unrealized appreciation (depreciation)	1,848	(2,710)	104,149	(74,339)	59,956	(55,352)

Net increase (decrease) resulting from operations	2,491	(1,840)	(22,327)	(128,301)	(40,179)	(157,580)

Distributions to Shareholders:
From net investment income
Class A	(231)	(120)	0	(125)	0	(733)
Class B	(272)	(194)	0	0	0	(203)
Class C	(710)	(613)	0	0	0	(237)
Other Classes	(393)	(168)	0	(1,045)	0	(4,590)
From net realized capital gains
Class A	0	0	0	0	0	(1)
Class B	0	0	0	0	0	(1)
Class C	0	0	0	0	0	(1)
Other Classes	0	0	0	0	0	(8)
Tax basis return of capital
Class A	0	0	0	0	0	(148)
Class B	0	0	(1)	0	0	(102)
Class C	0	0	(1)	0	0	(118)
Other Classes	0	0	(33)	0	0	(837)

Total Distributions	(1,606)	(1,095)	(35)	(1,170)	0	(6,979)

Fund Share Transactions:
Receipts for shares sold
Class A	8,671	2,023	70,627	107,660	56,118	49,272
Class B	7,158	4,190	19,321	20,050	9,698	15,856
Class C	15,404	7,310	34,345	30,499	15,118	18,386
Other Classes	1,833	15,846	133,803	130,867	96,163	243,817
Issued in reorganization
Class A	0	1,778	0	0	0	0
Class B	0	4,583	0	0	0	0
Class C	0	18,018	0	0	0	0
Other Classes	0	0	0	0	0	0
Issued as reinvestment of distributions
Class A	193	126	0	92	0	626
Class B	212	181	1	0	0	231
Class C	663	674	1	0	0	292
Other Classes	393	168	32	979	0	5,279
Cost of shares redeemed
Class A	(2,354)	(1,165)	(43,799)	(74,234)	(44,013)	(69,327)
Class B	(2,715)	(2,004)	(15,453)	(15,942)	(19,588)	(20,960)
Class C	(9,545)	(6,295)	(23,537)	(20,604)	(22,437)	(24,268)
Other Classes	(2,695)	(41)	(105,930)	(112,769)	(323,213)	(209,834)
Net increase (decrease) resulting from Fund share transactions	17,218	45,392	69,411	66,598	(232,154)	9,370

Fund Redemption Fee	0	0	0	0	2	0

Total Increase (Decrease) in Net Assets	18,103	42,457	47,049	(62,873)	(272,331)	(155,189)

Net Assets:
Beginning of period	63,948	21,491	682,612	745,485	891,219	1,046,408
End of period*	$82,051	$63,948	$729,661	$682,612	$618,888	$891,219
*Including undistributed (overdistributed) net investment income of:	$187	$256	$0	$0	$0	$(1)

60	PIMCO Funds Annual Report I 6.30.03 I See accompanying notes

NACM Core Equity Fund	NACM Flex-Cap Value Fund	NACM Growth Fund	NACM Value Fund	NFJ Basic Value Fund		NFJ Equity Income Fund

Period from July 19, 2002 to June 30, 2003	Period from July 19, 2002 to June 30, 2003	Period from July 19, 2002 to June 30, 2003	Period from July 19, 2002 to June 30, 2003	Year Ended June 30, 2003	Year Ended June 30, 2002	Year Ended June 30, 2003	Year Ended June 30, 2002

$20	$10	$0	$16	$58	$29	$1,639	$1,162
43	59	(1)	48	(98)	86	956	4,436
0	0	0	0	0	0	0	0
336	206	137	165	70	(62)	872	(5,459)

399	275	136	229	30	53	3,467	139

0	0	0	0	(6)	0	(230)	(7)
0	0	0	0	(4)	0	(130)	(5)
0	0	0	0	(7)	0	(279)	(7)
(11)	(5)	0	(8)	(35)	(27)	(1,150)	(1,135)

0	(1)	0	0	(9)	0	(268)	(1)
0	(1)	0	0	(7)	0	(153)	(4)
0	(1)	0	0	(8)	0	(365)	(1)
(10)	(16)	0	(9)	(36)	0	(1,563)	(2,687)

0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0

(21)	(24)	0	(17)	(112)	(27)	(4,138)	(3,847)

99	152	88	119	737	0	13,663	1,769
197	57	168	174	440	0	8,801	1,599
129	102	139	316	875	0	17,899	2,345
1,971	973	969	970	953	644	8,365	4,414

0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0

0	0	0	0	15	0	432	6
0	1	0	1	10	0	221	4
0	1	0	0	12	0	499	7
20	21	0	16	68	26	2,699	3,807

(24)	(114)	(11)	(13)	(322)	0	(3,343)	(49)
(34)	(12)	(13)	(34)	(193)	0	(1,590)	(295)
(10)	(11)	(25)	(27)	(175)	0	(3,397)	(87)
0	0	0	0	(416)	(40)	(6,399)	(21,492)
2,348	1,170	1,315	1,522	2,004	630	37,850	(7,972)

0	0	0	0	0	0	0	0

2,726	1,421	1,451	1,734	1,922	656	37,179	(11,680)

0	0	0	0	1,834	1,178	40,496	52,176
$2,726	$1,421	$1,451	$1,734	$3,756	$1,834	$77,675	$40,496
$47	$49	$0	$49	$11	$8	$756	$246

See accompanying notes I 6.30.03 I PIMCO Funds Annual Report	61

Statements of Changes in Net Assets (Cont.)

Amounts in thousands	NFJ Small-Cap Value Fund		PEA Growth & Income Fund		PEA Growth Fund

Increase (Decrease) in Net Assets from:	Year Ended June 30, 2003	Year Ended June 30, 2002	Year Ended June 30, 2003	Year Ended June 30, 2002	Year Ended June 30, 2003	Year Ended June 30, 2002

Operations:
Net investment income (loss)	$14,981	$7,051	$692	$649	$(7,295)	$(13,480)
Net realized gain (loss)	8,649	164	(8,585)	(23,265)	(137,374)	(330,252)
Net change in unrealized appreciation (depreciation)	41,862	61,418	3,608	1,871	45,321	(99,687)

Net increase (decrease) resulting from operations	65,492	68,633	(4,285)	(20,745)	(99,348)	(443,419)

Distributions to Shareholders:
From net investment income
Class A	(4,471)	(974)	(325)	(59)	0	0
Class B	(1,470)	(385)	(145)	(20)	0	0
Class C	(2,080)	(361)	(203)	(28)	0	0
Other Classes	(1,261)	(375)	(173)	(236)	0	0
From net realized capital gains
Class A	(1,142)	0	0	0	0	(1,054)
Class B	(533)	0	0	0	0	(1,062)
Class C	(743)	0	0	0	0	(10,030)
Other Classes	(294)	0	0	0	0	(250)
Tax basis return of capital
Class A	0	0	0	0	0	0
Class B	0	0	0	0	0	0
Class C	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0

Total Distributions	(11,994)	(2,095)	(846)	(343)	0	(12,396)

Fund Share Transactions:
Receipts for shares sold
Class A	545,097	265,037	19,122	13,028	556,472	412,929
Class B	114,575	116,848	8,408	7,257	7,810	10,905
Class C	213,683	136,343	14,394	9,817	30,323	42,864
Other Classes	181,183	130,551	4,570	17,377	12,091	11,431
Issued in reorganization
Class A	0	0	0	0	3,957	0
Class B	0	0	0	0	4,606	0
Class C	0	0	0	0	7,384	0
Other Classes	0	0	0	0	944	0
Issued as reinvestment of distributions
Class A	3,802	740	273	46	0	912
Class B	1,567	293	120	16	0	816
Class C	1,839	245	170	23	0	8,368
Other Classes	1,372	327	160	233	0	250
Cost of shares redeemed
Class A	(217,772)	(139,406)	(12,560)	(4,606)	(595,831)	(408,609)
Class B	(58,809)	(27,049)	(4,854)	(4,240)	(30,404)	(42,173)
Class C	(72,659)	(30,576)	(7,580)	(3,978)	(187,220)	(292,781)
Other Classes	(74,554)	(99,497)	(21,607)	(16,764)	(20,812)	(8,261)
Net increase (decrease) resulting from Fund share transactions	639,324	353,856	616	18,209	(210,680)	(263,349)

Fund Redemption Fee	114	0	0	0	0	0

Total Increase (Decrease) in Net Assets	692,936	420,394	(4,515)	(2,879)	(310,028)	(719,164)

Net Assets:
Beginning of period	830,360	409,966	76,644	79,523	1,134,698	1,853,862
End of period*	$1,523,296	$830,360	$72,129	$76,644	$824,670	$1,134,698
*Including undistributed net investment income of:	$8,697	$9,196	$94	$282	$0	$0

62	PIMCO Funds Annual Report I 6.30.03 I See accompanying notes

PEA Opportunity Fund		PEA Target Fund		PEA Value Fund		PPA Tax-Efficient Equity Fund

Year Ended June 30, 2003	Year Ended June 30, 2002	Year Ended June 30, 2003	Year Ended June 30, 2002	Year Ended June 30, 2003	Year Ended June 30, 2002	Year Ended June 30, 2003	Year Ended June 30, 2002

$(3,441)	$(5,214)	$(10,339)	$(17,124)	$3,932	$1,087	$12	$(30)
(23,045)	(55,232)	(114,998)	(299,847)	(239,518)	59,077	(3,216)	(2,347)
25,687	(34,866)	93,351	(215,417)	222,679	(133,289)	1,822	(5,621)

(799)	(95,312)	(31,986)	(532,388)	(12,907)	(73,125)	(1,382)	(7,998)

0	0	0	0	0	0	(3)	0
0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0
0	0	0	0	0	0	(3)	0

0	0	0	0	(11,997)	(7,537)	0	0
0	0	0	0	(10,621)	(9,045)	0	0
0	0	0	0	(13,603)	(14,232)	0	0
0	0	0	0	(5,843)	(15,918)	0	0

0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0

0	0	0	0	(42,064)	(46,732)	(6)	0

174,225	149,058	575,969	826,706	194,757	276,810	2,051	1,672
2,925	4,118	9,141	27,334	99,047	184,075	897	1,226
9,894	13,658	28,932	71,947	163,756	227,395	5,594	2,595
29,588	28,571	8,528	46,827	85,956	135,000	220	2,554

0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0

0	0	0	1	9,892	6,056	2	0
0	0	0	0	8,688	6,394	0	0
0	0	0	0	10,720	11,894	0	0
0	0	0	0	5,452	15,219	3	0

(195,923)	(154,559)	(622,005)	(826,908)	(141,588)	(71,509)	(1,517)	(2,027)
(5,223)	(9,073)	(42,039)	(54,906)	(54,971)	(20,086)	(1,420)	(3,181)
(30,414)	(53,193)	(152,813)	(235,582)	(107,422)	(34,419)	(6,945)	(3,627)
(46,045)	(24,993)	(11,263)	(8,795)	(78,712)	(102,619)	(9,356)	(5,462)
(60,973)	(46,413)	(205,550)	(153,376)	195,575	634,210	(10,471)	(6,250)

0	0	0	0	11	0	0	0

(61,772)	(141,725)	(237,536)	(685,764)	140,615	514,353	(11,859)	(14,248)

324,015	465,740	1,078,057	1,763,821	834,165	319,812	32,118	46,366
$262,243	$324,015	$840,521	$1,078,057	$974,780	$834,165	$20,259	$32,118
$0	$0	$0	$0	$3,754	$52,972	$5	$1

See accompanying notes I 6.30.03 I PIMCO Funds Annual Report	63

Statements of Changes in Net Assets (Cont.)

Amounts in thousands	RCM Large-Cap Growth Fund		RCM Mid-Cap Fund		RCM Tax-Managed Growth Fund

Increase (Decrease) in Net Assets from:	Year Ended June 30, 2003	Year Ended June 30, 2002	Year Ended June 30, 2003	Year Ended June 30, 2002	Year Ended June 30, 2003	Year Ended June 30, 2002

Operations:
Net investment income (loss)	$1,487	$406	$(1,022)	$(2,384)	$(3)	$(23)
Net realized (loss)	(23,595)	(30,523)	(45,491)	(169,203)	(632)	(1,425)
Net change in unrealized appreciation (depreciation)	32,583	(15,271)	39,934	(6,369)	706	(436)

Net increase (decrease) resulting from operations	10,475	(45,388)	(6,579)	(177,956)	71	(1,884)

Distributions to Shareholders:
From net investment income
Class A	(18)	0	0	0	0	0
Class B	(2)	0	0	0	0	0
Class C	0	0	0	0	0	0
Other Classes	(879)	(107)	0	0	0	0
From net realized capital gains
Class A	0	0	0	0	0	0
Class B	0	0	0	0	0	0
Class C	0	0	0	0	0	0
Other Classes	0	(3)	0	0	0	0
Tax basis return of capital
Class A	(3)	0	0	0	0	0
Class B	0	0	0	0	0	0
Class C	0	0	0	0	0	0
Other Classes	(149)	0	0	0	0	0

Total Distributions	(1,051)	(110)	0	0	0	0

Fund Share Transactions:
Receipts for shares sold
Class A	20,977	738	5,585	565	2,800	275
Class B	5,610	179	461	10	1,396	15
Class C	5,807	119	1,092	43	652	10
Other Classes	253,487	257,854	59,937	98,168	5,761	5,533
Issued in reorganization
Class A	0	0	0	0	0	0
Class B	0	0	0	0	0	0
Class C	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0
Issued as reinvestment of distributions
Class A	20	0	0	0	0	0
Class B	2	0	0	0	0	0
Class C	0	0	0	0	0	0
Other Classes	981	104	0	0	0	0
Cost of shares redeemed
Class A	(3,039)	(12)	(5,098)	(410)	(238)	0
Class B	(1,489)	(9)	(120)	0	(24)	0
Class C	(2,142)	(9)	(424)	0	(66)	0
Other Classes	(86,979)	(61,130)	(179,868)	(339,468)	(6,230)	(7,182)
Net increase (decrease) resulting from Fund share transactions	193,235	197,834	(118,435)	(241,092)	4,051	(1,349)

Fund Redemption Fee	22	0	39	0	0	16

Total Increase (Decrease) in Net Assets	202,681	152,336	(124,975)	(419,048)	4,122	(3,217)

Net Assets:
Beginning of period	249,887	97,551	354,984	774,032	6,970	10,187
End of period*	$452,568	$249,887	$230,009	$354,984	$11,092	$6,970
*Including undistributed net investment income of:	$917	$328	$0	$0	$0	$0

64	PIMCO Funds Annual Report I 6.30.03 I See accompanying notes

Notes to Financial Statements

June 30, 2003

1. Organization

PIMCO Funds: Multi-Manager Series (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of forty-four separate investment funds (the “Funds”). The Trust may offer up to seven classes of shares: Institutional, Administrative, A, B, C, D and R. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the A, B and C Classes (the “Retail Classes”) of the Trust. Certain detailed financial information for the Institutional, Administrative, D and R Classes (the “Other Classes”) is provided separately and is available upon request.

Effective February 1, 2002, the Dresdner RCM Global Funds, Inc. were reorganized as a newly created series of the Trust based on shareholder approval received at a Special Meeting of Stockholders held on December 5, 2001, as adjourned and reconvened on December 19, 2001, January 16, 2002, and January 30, 2002. As a result of the reorganizations, PIMCO Advisors Fund Management LLC now serves as the Funds’ investment adviser while Dresdner RCM Global Investors LLC continues to be responsible for the Funds’ day-to-day investment decisions as a sub-advisor. The Board of Directors approved a change in the fiscal year-end of the Dresdner RCM Global Funds, Inc., for both financial and tax accounting purposes, from December 31st to June 30th.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The market value for NASDAQ National Market and SmallCap securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Fixed income securities, including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Certain securities for which daily market quotations are not readily available may be valued pursuant to guidelines established by the Board of Trustees. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Funds may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Foreign Currency. The accounting records of the Funds are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, of each Fund, except the Asset Allocation, NFJ Basic Value, NFJ Equity Income and PEA Growth & Income Funds, are declared and distributed to shareholders annually. Dividends from net investment income, if any, of the Asset Allocation, NFJ Basic Value, NFJ Equity Income and PEA Growth & Income Funds, are declared and distributed to shareholders quarterly. Net long-term capital gains earned by a Fund, if any, will be distributed no less frequently than once each year.

6.30.03 I PIMCO Funds Annual Report	65

Notes to Financial Statements (Cont.)

June 30, 2003

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges. Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class.

Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for federal income taxes has been made.

Foreign Taxes on Dividends. Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: CCM Mid-Cap Fund - $2,120; NACM Core Equity Fund - $16; NACM Growth Fund - $21; NFJ Basic Value Fund - $316; NFJ Equity Income Fund - $3,080; NFJ Small-Cap Value Fund - $28,829; PEA Growth & Income Fund - $4,317; PEA Growth Fund - $9,029; PEA Target Fund - $31,009; PEA Value Fund - $177,532; RCM Large-Cap Growth Fund - $24,273; RCM Mid-Cap Fund - $2,077; and RCM Tax-Managed Growth Fund - $1,516.

Options Contracts. Certain Funds may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in a Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

Securities Lending. Certain Funds may engage in security lending. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loan, each such Fund will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Security lending income is disclosed as such in the Statements of Operations. The collateral for securities on loan is recognized in the Statements of Assets and Liabilities. The cash collateral is maintained on the Funds’ behalf by the lending agent and is invested in the State Street Navigator Securities Lending Prime Portfolio. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially.

Repurchase Agreements. Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

66	PIMCO Funds Annual Report I 6.30.03

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. PIMCO Advisors Fund Management LLC (PIMCO Advisors) is an indirect subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets of the Fund. The Advisory Fee is charged at the annual rate of 0.47% for the RCM Mid-Cap Fund; 0.50% for the NACM Core Equity, NACM Growth, NACM Value and PEA Growth Funds; 0.55% for the PEA Target Fund; 0.60% for the NFJ Small-Cap Value, PEA Growth & Income and RCM Tax-Managed Growth Funds; 0.65% for the NACM Flex-Cap Value and PEA Opportunity Funds; and 0.45% for all other Funds.

Each of the Funds also have a sub-advisor, which under the supervision of the Adviser, directs the investments of the Fund’s assets. The advisory fees received by the Adviser are paid in all or in part to the sub-advisors in accordance with the portfolio management agreements.

The Asset Allocation Fund does not pay any fees to the Adviser under the Trust’s investment advisory contract in return for the advisory and asset allocation services provided by the Adviser. The Fund does, however, indirectly pay its proportionate share of the advisory fees paid to the Adviser and Pacific Investment Management Company LLC by the Underlying Funds in which it invests.

Administration Fee. The Adviser provides administration services to the Trust for which is receives from each Fund a monthly administration fee based on each share class’ average daily net assets. The Administration Fee for the A, B and C Classes is charged at the annual rate of 0.50% for the NACM Core Equity, NACM Flex-Cap Value, NACM Growth, NACM Value, NFJ Basic Value, NFJ Equity Income, PEA Growth & Income, RCM Large-Cap Growth, RCM Mid-Cap and RCM Tax-Managed Growth Funds; and 0.40% for all other Funds. The Administration Fee for each Fund is subject to a reduction of 0.05% per year on average daily net assets attributable in the aggregate to the Fund’s A, B and C shares in excess of $2.5 billion. The Administration Fee for the Institutional and Administrative Classes is charged at the annual rate of 0.15% for the Asset Allocation Fund1; 0.30% for the NACM Core Equity, NACM Flex-Cap Value, NACM Growth, NACM Value, RCM Large-Cap Growth, RCM Mid-Cap and RCM Tax-Managed Growth Funds; and 0.25% for all other Funds. The Administration Fee for Class D is charged at the annual rate of 0.50% for the NACM Core Equity, NACM Flex-Cap Value, NACM Growth, NACM Value, NFJ Basic Value, NFJ Equity Income, PEA Growth & Income, RCM Large-Cap Growth, RCM Mid-Cap and RCM Tax-Managed Growth Funds; and 0.40% for all other Funds. The Administration Fee for Class R is charged at the annual rate of 0.50% for all Funds.

1 The Adviser has voluntarily undertaken to waive a portion of the administration fees it is entitled to receive for Institutional Class and Administrative Class shares of the Asset Allocation Fund until further notice. As a result, while the waiver is in effect, the Fund will pay administration fees to the Adviser at the rate of 0.10%, calculated in the manner specified above.

Redemption Fee. Investors in Institutional Class, Administrative Class and Class D shares of the Funds will be subject to a “Redemption Fee” on redemptions and exchanges of 1.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 30 days of their acquisition (i.e., beginning on the 31st day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges. A new 30 day time period will begin with each acquisition of shares through a purchase or exchange. Redemption fees, if any, are recorded as additions to paid in capital in the Statements of Changes in Net Assets.

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Funds’ Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees.

Redemptions and exchanges by shareholders that are investing through qualified retirement plans such as 401(k) plans will not be subject to the Redemption Fee. In addition, redemptions and exchanges by shareholders that are investing through financial institutions (for example, through broker-dealer omnibus accounts) that have not agreed to assess the Redemption Fees against such shareholders will not be subject to Redemption Fees. The Trust may eliminate or modify these waivers at any time.

Distribution and Servicing Fees. PIMCO Advisors Distributors LLC (PAD) is an indirect wholly-owned subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse PAD on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to PAD was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of June 30, 2003.

6.30.03 I PIMCO Funds Annual Report	67

Notes to Financial Statements (Cont.)

June 30, 2003

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R Classes of the Trust, the Trust compensates PAD or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C, D and R Classes. The Trust paid PAD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee (%)	Servicing Fee (%)

Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

PAD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the period ended June 30, 2003, PAD received $8,573,588 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is also responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO Advisors or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO Advisors or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above. PIMCO Advisors has agreed to waive a portion of the NACM Core Equity, NACM Flex-Cap Value, NACM Growth, NACM Value, RCM Large-Cap Growth and RCM Mid-Cap Funds’ advisory fees and administration fees to the extent that the payment of each Fund’s pro rata share of Trustee fees and organizational expenses cause the actual expense ratios to rise above the rates disclosed in the then-current prospectus plus 0.49 basis points as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to class):

	Inst’l Class	Admin. Class	Class A	Class B	Class C	Class D

NACM Core Equity Fund	0.80%	1.05%	1.25%	2.00%	2.00%	1.25%
NACM Flex-Cap Value Fund	0.95%	1.20%	1.40%	2.15%	2.15%	1.40%
NACM Growth Fund	0.80%	1.05%	1.25%	2.00%	2.00%	1.25%
NACM Value Fund	0.80%	1.05%	1.25%	2.00%	2.00%	1.25%
RCM Large-Cap Growth Fund	0.75%	—	—	—	—	1.00%
RCM Mid-Cap Fund	0.77%	—	—	—	—	1.02%

PIMCO Advisors may be reimbursed for these waived amounts in future periods, not to exceed three years.

         Each unaffiliated Trustee receives a quarterly retainer of $14,250, plus $3,000 for each Board of Trustees meeting attended ($1,500 if the meeting is attended by telephone), and $1,500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. The Chairman of the Audit and Performance Committees receives an additional annual retainer of $3,000, the Chairman of the Independent Trustees receives an additional annual retainer of $7,000, and each Vice Chairman of the Independent Trustees receives an additional annual retainer of $4,000. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with extraordinary Fund activities or circumstances, the Trustee shall be compensated for such services at the rate of $2,000 per day, plus reimbursement of reasonable expenses. Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1997, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets.

4. Subsequent Event

A Special Meeting of the Shareholders of the PIMCO PPA Tax-Efficient Equity Fund will be held on September 24, 2003 to approve or disapprove an Agreement and Plan of Merger of the PIMCO PPA Tax-Efficient Equity Fund into the PIMCO RCM Tax-Managed Growth Fund (the “Merger”). The PIMCO RCM Tax-Managed Growth Fund will be the surviving Fund. If the

68	PIMCO Funds Annual Report I 6.30.03

Efficient Equity Fund will receive shares of the PIMCO RCM Tax-Managed Growth Fund in exchange for their PIMCO PPA Tax-Efficient Equity Fund shares. A complete description of the Merger can be found in the Prospectus/Proxy Statement dated July 22, 2003. Both Funds are series of the PIMCO Funds: Multi-Manager Series.

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

PEA Target Fund
Premium

Balance at 06/30/2002	$0
Sales	9,815
Closing Buys	(1,951)
Expirations	(6,774)
Exercised	0

Balance at 06/30/2003	$1,090

6. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2003, were as follows (amounts in thousands):

	Non-U.S. Government/Agency
	Purchases	Sales

Asset Allocation Fund	$26,000	$8,612
CCM Capital Appreciation Fund	1,052,670	986,761
CCM Mid-Cap Fund	873,480	1,091,836
NACM Core Equity Fund	5,102	2,869
NACM Flex-Cap Value Fund	3,022	1,917
NACM Growth Fund	3,019	1,796
NACM Value Fund	2,378	962
NFJ Basic Value Fund	3,199	1,334
NFJ Equity Income Fund	53,357	21,420
NFJ Small-Cap Value Fund	788,398	199,282
PEA Growth & Income Fund	54,799	54,508
PEA Growth Fund	601,687	792,844
PEA Opportunity Fund	524,693	574,336
PEA Target Fund	836,986	978,659
PEA Value Fund	1,325,626	1,163,850
PPA Tax-Efficient Equity Fund	6,917	17,220
RCM Large-Cap Growth Fund	273,710	73,207
RCM Mid-Cap Fund	289,405	409,876
RCM Tax-Managed Growth Fund	8,986	5,265

7. Risk Factors of the Fund

The Asset Allocation Fund invests in underlying Funds of the Trust and the PIMCO Funds: Pacific Investment Management Series (the “Underlying Funds”). Investing in the Underlying Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying Funds. Under certain circumstances, an Underlying Fund may pay a redemption request by the Asset Allocation Fund wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the Securities and Exchange Commission. In such cases, the Fund may hold securities distributed by an Underlying Fund until the Adviser determines that it is appropriate to dispose of such securities.

         Each of the Underlying Funds may invest in certain specified derivative securities, including: interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls and financial futures and options. Certain of the Underlying Funds may invest in restricted securities; instruments issued by trusts, partnerships or other issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities owned by such issuers. These Underlying Funds also may engage in securities lending, reverse repurchase agreements and dollar roll transactions. In addition, certain of the Underlying Funds may invest in below-investment grade debt, debt obligations of foreign issuers and stocks of foreign corporations, securities in foreign investment funds or trusts, foreign derivative securities including futures contracts, options, interest rate and currency swap transactions, and various other investment vehicles, each with inherent risks.

The Officers and Trustees of the Trust also serve as Officers and Trustees of the PIMCO Funds: Pacific Investment Management Series. Conflicts may arise as these companies seek to fulfill their fiduciary responsibilities to both the Asset Allocation Fund and the Underlying Funds.

6.30.03 I PIMCO Funds Annual Report	69

Notes to Financial Statements (Cont.)

June 30, 2003

8. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Asset Allocation Fund				CCM Capital Appreciation Fund				CCM Mid-Cap Fund

	Year Ended 06/30/2003		Year Ended 06/30/2002		Year Ended 06/30/2003		Year Ended 06/30/2002		Year Ended 06/30/2003		Year Ended 06/30/2002

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Class A	985	$8,671	143	$2,023	5,472	$70,627	6,810	$107,660	3,584	$56,118	2,612	$49,272

Class B	824	7,158	357	4,190	1,547	19,321	1,302	20,050	641	9,698	868	15,856

Class C	1,782	15,404	901	7,310	2,759	34,345	1,982	30,499	1,006	15,118	1,009	18,386

Other Classes	197	1,833	1,666	15,846	10,248	133,803	8,195	130,867	6,006	96,163	12,709	243,817

Issued in reorganization
Class A	0	0	185	1,778	0	0	0	0	0	0	0	0

Class B	0	0	481	4,583	0	0	0	0	0	0	0	0

Class C	0	0	1,889	18,018	0	0	0	0	0	0	0	0

Issued as reinvestment of distributions
Class A	21	193	13	126	0	0	6	92	0	0	34	626

Class B	24	212	19	181	0	1	0	0	0	0	13	231

Class C	74	663	70	674	0	1	0	0	0	0	16	292

Other Classes	44	393	18	168	3	32	60	979	0	0	279	5,279

Cost of shares redeemed
Class A	(274)	(2,354)	(122)	(1,165)	(3,406)	(43,799)	(4,702)	(74,234)	(2,808)	(44,013)	(3,667)	(69,327)

Class B	(319)	(2,715)	(207)	(2,004)	(1,258)	(15,453)	(1,048)	(15,942)	(1,314)	(19,588)	(1,162)	(20,960)

Class C	(1,115)	(9,545)	(651)	(6,295)	(1,914)	(23,537)	(1,343)	(20,604)	(1,504)	(22,437)	(1,339)	(24,268)

Other Classes	(317)	(2,695)	(4)	(41)	(8,060)	(105,930)	(7,118)	(112,769)	(19,855)	(323,213)	(10,960)	(209,834)

Net increase (decrease) resulting from Fund share transactions	1,926	$17,218	4,758	$45,392	5,391	$69,411	4,144	$66,598	(14,244)	$(232,154)	412	$9,370

	NFJ Equity Income Fund				NFJ Small-Cap Value Fund				PEA Growth & Income Fund

	Year Ended 06/30/2003		Year Ended 06/30/2002		Year Ended 06/30/2003		Year Ended 06/30/2002		Year Ended 06/30/2003		Year Ended 06/30/2002

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Class A	1,390	$13,663	148	$1,769	27,597	$545,097	13,213	$265,037	3,097	$19,122	1,729	$13,028

Class B	891	8,801	134	1,599	5,902	114,575	5,962	116,848	1,365	8,408	956	7,257

Class C	1,824	17,899	196	2,345	10,962	213,683	6,783	136,343	2,363	14,394	1,297	9,817

Other Classes	861	8,365	379	4,414	8,876	181,183	6,281	130,551	738	4,570	2,280	17,377

Issued in reorganization
Class A	0	0	0	0	0	0	0	0	0	0	0	0

Class B	0	0	0	0	0	0	0	0	0	0	0	0

Class C	0	0	0	0	0	0	0	0	0	0	0	0

Other Classes	0	0	0	0	0	0	0	0	0	0	0	0

Issued as reinvestment of distributions
Class A	43	432	1	6	192	3,802	40	740	45	273	6	46

Class B	22	221	0	4	80	1,567	16	293	20	120	2	16

Class C	51	499	1	7	94	1,839	13	245	28	170	3	23

Other Classes	271	2,699	346	3,807	68	1,372	17	327	27	160	31	233

Cost of shares redeemed
Class A	(348)	(3,343)	(4)	(49)	(11,076)	(217,772)	(7,193)	(139,406)	(2,027)	(12,560)	(607)	(4,606)

Class B	(165)	(1,590)	(25)	(295)	(3,057)	(58,809)	(1,357)	(27,049)	(807)	(4,854)	(566)	(4,240)

Class C	(350)	(3,397)	(7)	(87)	(3,788)	(72,659)	(1,574)	(30,576)	(1,257)	(7,580)	(523)	(3,978)

Other Classes	(651)	(6,399)	(1,768)	(21,492)	(3,733)	(74,554)	(4,988)	(99,497)	(3,463)	(21,607)	(2,232)	(16,764)

Net increase (decrease) resulting from Fund share transactions	3,839	$37,850	(599)	$(7,972)	32,117	$639,324	17,213	$353,856	129	$616	2,376	$18,209

70	PIMCO Funds Annual Report I 6.30.03

NACM Core Equity Fund		NACM Flex-Cap Value Fund		NACM Growth Fund		NACM Value Fund		NFJ Basic Value Fund

Period from 07/19/2002 to 06/30/2003		Period from 07/19/2002 to 06/30/2003		Period from 07/19/2002 to 06/30/2003		Period from 07/19/2002 to 06/30/2003		Year Ended 06/30/2003		Year Ended 06/30/2002

Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

9	$99	13	$152	8	$88	11	$119	63	$737	0	$0

18	197	5	57	15	168	15	174	38	440	0	0

12	129	9	102	13	139	27	316	75	875	0	0

197	1,971	97	973	97	969	97	970	82	953	47	644

0	0	0	0	0	0	0	0	0	0	0	0

0	0	0	0	0	0	0	0	0	0	0	0

0	0	0	0	0	0	0	0	0	0	0	0

0	0	0	0	0	0	0	0	1	15	0	0

0	0	0	1	0	0	0	1	1	10	0	0

0	0	0	1	0	0	0	0	1	12	0	0

2	20	2	21	0	0	1	16	6	68	2	26

(2)	(24)	(10)	(114)	(1)	(11)	(1)	(13)	(29)	(322)	0	0

(3)	(34)	(1)	(12)	(1)	(13)	(3)	(34)	(17)	(193)	0	0

(1)	(10)	(1)	(11)	(2)	(25)	(3)	(27)	(16)	(175)	0	0

0	0	0	0	0	0	0	0	(37)	(416)	(3)	(40)

232	$2,348	114	$1,170	129	$1,315	144	$1,522	168	$2,004	46	$630

PEA Growth Fund				PEA Opportunity Fund				PEA Target Fund				PEA Value Fund

Year Ended 06/30/2003		Year Ended 06/30/2002		Year Ended 06/30/2003		Year Ended 06/30/2002		Year Ended 06/30/2003		Year Ended 06/30/2002		Year Ended 06/30/2003		Year Ended 06/30/2002

Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

34,202	$556,472	20,694	$412,929	14,093	$174,225	8,930	$149,058	49,956	$575,969	54,172	$826,706	17,007	$194,757	17,867	$276,810

564	7,810	585	10,905	275	2,925	301	4,118	874	9,141	1,911	27,334	8,752	99,047	12,113	184,075

2,189	30,323	2,310	42,864	944	9,894	979	13,658	2,778	28,932	4,979	71,947	14,546	163,756	14,911	227,395

836	12,091	613	11,431	2,720	29,588	2,040	28,571	717	8,528	2,732	46,827	7,580	85,956	8,658	135,000

255	3,957	0	0	0	0	0	0	0	0	0	0	0	0	0	0

343	4,606	0	0	0	0	0	0	0	0	0	0	0	0	0	0

549	7,384	0	0	0	0	0	0	0	0	0	0	0	0	0	0

67	944	0	0	0	0	0	0	0	0	0	0	0	0	0	0

0	0	42	912	0	0	0	0	0	0	0	1	879	9,892	408	6,056

0	0	43	816	0	0	0	0	0	0	0	0	787	8,688	435	6,394

0	0	445	8,368	0	0	0	0	0	0	0	0	970	10,720	809	11,894

0	0	13	250	0	0	0	0	0	0	0	0	482	5,452	1,020	15,219

(36,367)	(595,831)	(20,257)	(408,609)	(15,792)	(195,923)	(9,230)	(154,559)	(53,669)	(622,005)	(53,896)	(826,908)	(12,712)	(141,588)	(4,649)	(71,509)

(2,216)	(30,404)	(2,311)	(42,173)	(513)	(5,223)	(688)	(9,073)	(4,107)	(42,039)	(3,953)	(54,906)	(5,051)	(54,971)	(1,340)	(20,086)

(13,636)	(187,220)	(15,945)	(292,781)	(2,995)	(30,414)	(3,886)	(53,193)	(14,900)	(152,813)	(16,744)	(235,582)	(9,842)	(107,422)	(2,283)	(34,419)

(1,424)	(20,812)	(441)	(8,261)	(3,932)	(46,045)	(1,791)	(24,993)	(935)	(11,263)	(557)	(8,795)	(6,955)	(78,712)	(6,683)	(102,619)

(14,638)	$(210,680)	(14,209)	$(263,349)	(5,200)	$(60,973)	(3,345)	$(46,413)	(19,286)	$(205,550)	(11,356)	$(153,376)	16,443	$195,575	41,266	$634,210

6.30.03 I PIMCO Funds Annual Report	71

Notes to Financial Statements (Cont.)

June 30, 2003

8. Shares of Beneficial Interest (Cont.)

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interent were as follows (shares and amounts in thousands):

	PPA Tax-Efficient Equity Fund				RCM Large-Cap Growth Fund

	Year Ended 06/30/2003		Year Ended 06/30/2002		Year Ended 06/30/2003		Year Ended 06/30/2002

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Class A	261	$2,051	181	$1,672	2,032	$20,977	63	$738

Class B	117	897	131	1,226	542	5,610	16	179

Class C	740	5,594	282	2,595	556	5,807	10	119

Other Classes	28	220	269	2,554	24,432	253,487	20,825	257,854

Issued as reinvestment of distributions
Class A	0	2	0	0	2	20	0	0

Class B	0	0	0	0	0	2	0	0

Class C	0	0	0	0	0	0	0	0

Other Classes	0	3	0	0	96	981	8	104

Cost of shares redeemed
Class A	(196)	(1,517)	(215)	(2,027)	(299)	(3,039)	(1)	(12)

Class B	(190)	(1,420)	(347)	(3,181)	(151)	(1,489)	(1)	(9)

Class C	(950)	(6,945)	(395)	(3,627)	(223)	(2,142)	(1)	(9)

Other Classes	(1,201)	(9,356)	(589)	(5,462)	(8,432)	(86,979)	(4,960)	(61,130)

Net increase (decrease) resulting from Fund share transactions	(1,391)	$(10,471)	(683)	$(6,250)	18,555	$193,235	15,959	$197,834

	RCM Mid-Cap Fund				RCM Tax-Managed Growth Fund

	Year Ended 06/30/2003		Year Ended 06/30/2002		Year Ended 06/30/2003		Year Ended 06/30/2002

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Class A	3,035	$5,585	254	$565	302	$2,800	28	$275

Class B	246	461	4	10	156	1,396	1	15

Class C	595	1,092	20	43	72	652	1	10

Other Classes	32,578	59,937	41,501	98,168	640	5,761	525	5,533

Issued as reinvestment of distributions
Class A	0	0	0	0	0	0	0	0

Class B	0	0	0	0	0	0	0	0

Class C	0	0	0	0	0	0	0	0

Other Classes	0	0	0	0	0	0	0	0

Cost of shares redeemed
Class A	(2,682)	(5,098)	(192)	(410)	(26)	(238)	0	0

Class B	(65)	(120)	0	0	(3)	(24)	0	0

Class C	(235)	(424)	0	0	(7)	(66)	0	0

Other Classes	(99,820)	(179,868)	(143,405)	(339,468)	(698)	(6,230)	(680)	(7,182)

Net increase (decrease) resulting from Fund share transactions	(66,348)	$(118,435)	(101,818)	$(241,092)	436	$4,051	(125)	$(1,349)

72	PIMCO Funds Annual Report I 6.30.03

9. Federal Income Tax Matters

As of June 30, 2003, the components of distributable taxable earnings were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation/ (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities (1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses (2)	Post-October Deferral (3)

Asset Allocation Fund	$188	$0	$0	$0	$(3,488)	$(266)
CCM Capital Appreciation Fund	0	0	0	0	(166,205)	(22,996)
CCM Mid-Cap Fund	0	0	0	0	(233,397)	(21,393)
NACM Core Equity Fund	47	0	0	0	0	0
NACM Flex-Cap Value Fund	49	0	0	0	0	0
NACM Growth Fund	1	0	0	0	(1)	0
NACM Value Fund	49	0	0	0	0	0
NFJ Basic Value Fund	11	0	0	0	0	(25)
NFJ Equity Income Fund	757	8	0	0	0	(44)
NFJ Small-Cap Value Fund	8,697	2,237	0	0	0	0
PEA Growth & Income Fund	94	0	0	0	(41,783)	(3,579)
PEA Growth Fund	0	0	0	0	(431,778)	(47,325)
PEA Opportunity Fund	0	0	0	0	(172,686)	0
PEA Target Fund	0	0	(1,829)	0	(381,603)	(45,911)
PEA Value Fund	3,931	0	0	0	(84,631)	(137,464)
PPA Tax-Efficient Equity Fund	5	0	0	0	(11,324)	(1,993)
RCM Large-Cap Growth Fund	918	0	0	0	(51,802)	0
RCM Mid-Cap Fund	0	0	0	0	(411,660)	0
RCM Tax-Managed Growth Fund	0	0	0	0	(9,772)	0

(1) Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain options, and foreign currency transactions.

(2) Capital loss carryovers, including acquired capital loss carryovers which may be limited under current tax laws, expire in varying amounts through June 30, 2011.

(3) Capital losses realized during the period November 1, 2002 through June 30, 2003 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

As of June 30, 2003, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (4)

Asset Allocation Fund	$86,812	$2,038	$(6,801)	$(4,763)
CCM Capital Appreciation Fund	716,237	79,375	(7,763)	71,612
CCM Mid-Cap Fund	560,312	98,627	(8,000)	90,627
NACM Core Equity Fund	2,292	343	(13)	330
NACM Flex-Cap Value Fund	1,191	213	(10)	203
NACM Growth Fund	1,316	147	(11)	136
NACM Value Fund	1,485	168	(5)	163
NFJ Basic Value Fund	3,878	242	(156)	86
NFJ Equity Income Fund	78,569	6,167	(2,752)	3,415
NFJ Small-Cap Value Fund	1,439,661	169,031	(32,115)	136,916
PEA Growth & Income Fund	68,333	6,093	(2,546)	3,547
PEA Growth Fund	745,836	118,363	(22,626)	95,737
PEA Opportunity Fund	295,300	37,097	(2,002)	35,095
PEA Target Fund	876,689	130,648	(40,535)	90,113
PEA Value Fund	943,806	102,811	(22,086)	80,725
PPA Tax-Efficient Equity Fund	18,635	3,437	(1,772)	1,665
RCM Large-Cap Growth Fund	454,133	17,178	(18,078)	(900)
RCM Mid-Cap Fund	215,749	21,791	(7,992)	13,799
RCM Tax-Managed Growth Fund	11,143	454	(229)	225

(4) Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals and REIT return of capital adjustments for federal income tax purposes.

6.30.03 I PIMCO Funds Annual Report	73

Notes to Financial Statements (Cont.)

June 30, 2003

9. Federal Income Tax Matters (Cont.)

As of fiscal year ended June 30, 2003, the Funds made the following tax basis distributions (amounts in thousands):

	Ordinary Income Distributions (5)	Long-Term Capital Gains Distributions	Return of Capital (6)

Asset Allocation Fund	$1,606	$0	$0
CCM Capital Appreciation Fund	0	0	35
CCM Mid-Cap Fund	0	0	0
NACM Core Equity Fund	21	0	0
NACM Flex-Cap Value Fund	24	0	0
NACM Growth Fund	0	0	0
NACM Value Fund	17	0	0
NFJ Basic Value Fund	54	58	0
NFJ Equity Income Fund	1,808	2,330	0
NFJ Small-Cap Value Fund	11,994	0	0
PEA Growth & Income Fund	846	0	0
PEA Growth Fund	0	0	0
PEA Opportunity Fund	0	0	0
PEA Target Fund	0	0	0
PEA Value Fund	42,064	0	0
PPA Tax-Efficient Equity Fund	6	0	0
RCM Large-Cap Growth Fund	899	0	152
RCM Mid-Cap Fund	0	0	0
RCM Tax-Managed Growth Fund	0	0	0

(5) Includes short-term capital gains.

(6) Return of capital distributions have been reclassified from undistributed net investment income to paid in capital to more appropriately conform financial accounting to tax accounting.

Certain net operating losses have been reclassified from undistributed net investment income to paid in capital to more appropriately conform financial accounting to tax accounting.

10. Reorganization

The Acquiring Funds, as listed below, acquired the assets and certain liabilities of the Acquired Funds, also listed below, in a tax-free exchange for shares of the Acquiring Funds, pursuant to a plan of reorganization approved by the Acquired Funds’ shareholders (shares and amounts in thousands):

Acquiring Fund	Acquired Fund	Date	Shares Issued by Acquiring Fund	Value of Shares Issued by Acquiring Fund	Total Net Assets of Acquired Fund	Total Net Assets of Acquiring Fund	Total Net Assets of Acquiring Fund After Acquisition	Acquired Fund’s Unrealized Appreciation/ (Depreciation)

Asset Allocation Fund	90/10 Portfolio	10/26/2001	1,864	$17,783	$17,783	$22,875	$47,253	$(2,273)
	30/70 Portfolio	10/26/2001	691	6,596	6,596	22,875	47,253	6
PEA Growth Fund	Select Growth Fund	10/11/2002	1,214	16,891	16,891	903,841	920,732	(2,774)

74	PIMCO Funds Annual Report I 6.30.03

Report of Independent Auditors

To the Trustees and Class A, B and C Shareholders of the PIMCO Funds: Multi-Manager Series

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Class A, B and C shares presents fairly, in all material respects, the financial position of the Asset Allocation Fund, CCM Capital Appreciation Fund, CCM Mid-Cap Fund, NACM Core Equity Fund, NACM Flex-Cap Value Fund, NACM Growth Fund, NACM Value Fund, NFJ Basic Value Fund, NFJ Equity Income Fund, NFJ Small-Cap Value Fund, PEA Growth & Income Fund, PEA Growth Fund, PEA Opportunity Fund, PEA Target Fund, PEA Value Fund, PPA Tax-Efficient Equity Fund, RCM Large-Cap Growth Fund, RCM Mid-Cap Fund and RCM Tax-Managed Growth Fund, (19 funds of the PIMCO Funds: Multi-Manager Series, hereafter referred to as the “Funds”) at June 30, 2003, the results of each of their operations, the changes in each of their net assets and the financial highlights of the Funds for the Class A, B and C shares for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 2003 by correspondence with the custodian and counterparties, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

August 22, 2003

6.30.03 I PIMCO Funds Annual Report	75

Federal Income Tax Information (unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s fiscal year end (June 30, 2003) regarding the status of qualified dividend income for individuals and the dividend received deduction for corporations.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended June 30, 2003 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2003:

CCM Capital Appreciation Fund	0.00%
NACM Core Equity Fund	0.00%
NACM Flex-Cap Value Fund	0.00%
NACM Value Fund	0.00%
NFJ Basic Value Fund	51.66%
NFJ Equity Income Fund	39.42%
NFJ Small-Cap Value Fund	0.00%
PEA Growth & Income Fund	18.33%
PEA Value Fund	0.00%
PPA Tax-Efficient Equity Fund	0.00%
RCM Large-Cap Growth Fund	0.00%

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s fiscal 2003 ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below:

CCM Capital Appreciation Fund	100.00%
NACM Core Equity Fund	100.00%
NACM Flex-Cap Value Fund	87.30%
NACM Value Fund	100.00%
NFJ Basic Value Fund	100.00%
NFJ Equity Income Fund	100.00%
NFJ Small-Cap Value Fund	100.00%
PEA Growth & Income Fund	100.00%
PEA Value Fund	32.24%
PPA Tax-Efficient Equity Fund	100.00%
RCM Large-Cap Growth Fund	100.00%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2004, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2003.

76	PIMCO Funds Annual Report I 6.30.03

Trustees and Officers of PIMCO Funds: Multi-Manager Series (unaudited)

The chart below identifies the Trustees and Officers of the Trust. The “interested” Trustee defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

Trustees of the Trust

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee
Stephen J. Treadway* (56) Chairman of the Board and Trustee	05/1997 to present	Managing Director, ADAM of America L.P.; Managing Director and Chief Executive Officer, PIMCO Advisors Distributors LLC (“PAD”); and Managing Director and Chief Executive Officer, PIMCO Advisors Fund Management LLC (PIMCO Advisors).	44	Chairman, or Chairman and Trustee, thirteen capital Funds advised by PIMCO Advisors

Independent Trustees
E. Philip Cannon (62) Trustee	03/2000 to present	President, Houston Zoo, Inc., Proprietor, Cannon & Company. Formerly, Headmaster, St. John’s School, Houston, Texas.	114	Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Variable Insurance Trust.

Donald P. Carter (76) Trustee	01/1997 to present	Retired. Formerly, Chairman, Executive Vice President and Director, Cunningham & Walsh, Inc., Chicago, (advertising agency); Chairman and Director, Moduline Industries, Inc., (a manufacturer of commercial windows and curtain walls).	44	None

Gary A. Childress (69) Trustee	01/1997 to present	Private Investor. Formerly, Chairman and Director, Bellefonte Lime Company, Inc. (calcitic lime producer); and partner, GenLime, L.P.	44	None

Theodore J. Coburn (49) Trustee	06/2002 to present	President, Coburn Group; and Partner, Brown, Coburn & Co. Formerly, Senior Vice President, NASDAQ Stock Market.	44	None

W. Bryant Stooks (62) Trustee	01/1997 to present	President, Bryant Investments, Ltd.; President, Ocotillo at Price LLC, (real estate investments); Director, American Agritec LLC, (manufacturer of hydroponics products). Formerly, President, Senior Vice President, Director and Chief Executive Officer, Archirodon Group Inc., (international construction firm).	44	None

Gerald M. Thorne (65) Trustee	01/1997 to present	Director, VPI Inc. (plastics company); and American Orthodontics Corp. Formerly, Director, Kaytee, Inc., (birdseed company); President and Director, Firstar National Bank of Milwaukee; Chairman, President and Director, Firstar National Bank of Sheboygan; and Director, Bando-McGlocklin, (small business investment company); Director, Schrier Malt.	44	None

* Mr. Treadway is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with ADAM of America L.P. and its affiliates.

** Trustees serve until their successors are duly elected and qualified.

6.30.03 I PIMCO Funds Annual Report	77

Trustees and Officers of PIMCO Funds: Multi-Manager Series (unaudited) (Cont.)

Executive Officers

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Newton B. Schott, Jr. (61) President, Chief Executive Officer and Secretary	01/1997 to present	Managing Director, Chief Administrative Officer, Secretary and General Counsel, PAD. Formerly, Executive Vice President, PAD.

Benno J. Fischer (61) Vice President	12/2002 to present	Managing Director, NFJ Investment Group.

E. Clifton Hoover (46) Vice President	12/2002 to present	Managing Director, NFJ Investment Group.

H. “Fox” Ling (45) Vice President	03/2003 to present	Portfolio Manager, ADAM of America L.P.

Henrik P. Larsen (33) Vice President	02/2000 to present	Vice President, Pacific Investment Management Company LLC (PIMCO). Formerly, Manager, PIMCO.

J. Chris Najork (58) Vice President	12/2002 to present	Managing Director, NFJ Investment Group.

Jeffrey M. Partenheimer (43) Vice President	03/2003 to present	Managing Director, NFJ Investment Group.

Jeffrey M. Sargent (40) Vice President	02/1996 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

John K. Schneider (38) Vice President	12/2000 to present	Portfolio Manager and Managing Director, PIMCO Equity Advisors.

Garlin G. Flynn (57) Assistant Secretary	03/1995 to present	Specialist, PIMCO.

John P. Hardaway (46) Treasurer and Financial Accounting Officer	08/1995 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Erik C. Brown (35) Assistant Treasurer	02/2001 to present	Vice President, PIMCO. Formerly, Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

78	PIMCO Funds Annual Report I 6.30.03

Multi-Manager Series

Investment Adviser and Administrator	PIMCO Advisors Fund Management LLC, 888 San Clemente, Newport Beach, CA 92660

Distributor	PIMCO Advisors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902

Custodian	State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent	PFPC Global Fund Services, Inc., P.O. Box 9688, Providence, RI 02940-9688

Independent Auditors	PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

Legal Counsel	Ropes & Gray, One International Place, Boston, MA 02110

For Account Information	For PIMCO Funds account information contact your financial advisor, or if you receive account statements directly from PIMCO Advisors, you can also call 1-800-426-0107. Telephone representatives are available Monday–Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.pimcoadvisors.com.

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This page is not part of the report

PIMCO

ADVISORS

Annual Report

6. 30. 03

PIMCO International/Sector Stock Funds

Share Classes

A    B    C

GLOBAL STOCK FUNDS

NACM Global Fund

RCM Global Small-Cap Fund

INTERNATIONAL STOCK FUNDS

NACM International Fund

RCM International Growth

Equity Fund

RCM Europe Fund

NACM Pacific Rim Fund

RCM Emerging Markets Fund

SECTOR-RELATED STOCK FUNDS

RCM Global Healthcare Fund

RCM Biotechnology Fund

RCM Global Technology Fund

This material is authorized for use only when preceded or accompanied by a current PIMCO Funds: Multi-Manager Series prospectus, which describes in greater detail the investment policies, management fees and other matters of interest to prospective investors. Please read the prospectus carefully before you invest or send money.

PIMCO

ADVISORS

Chairman’s Letter

Dear Shareholder:

Stock fund investors received a much-needed boost in recent months, as the equity markets experienced a robust rally—one that spanned a broad range of sectors, styles, market capitalizations and countries. Although geopolitical concerns had weighed on the markets in late 2002 and early 2003, these quickly dissipated in April with the formal end of the Iraq war. Continued monetary easing by the Federal Reserve and the passage of the Bush tax cut package added to the momentum, helping to rekindle investor interest in stocks.

While the S&P 500 Index posted a modest 0.25% gain during the past 12 months, it is significant to note that the Index rose more than 26% from its low on October 10, 2002 to June 30, 2003—the end of the fiscal year for the funds in this annual report. The international markets experienced similar trends, especially the emerging markets, which benefited from investors’ increased appetite for risk.

Even though stocks appear to be on a better footing, it is important to remember that markets never move straight up. Investors can—and should—expect bouts of volatility. That is why it remains essential to maintain a well-diversified portfolio. While it may be tempting to react hastily to changing market conditions, adhering to core stock and bond allocations is usually the best long-term strategy. As always, we encourage you to work with your financial advisor to develop an asset allocation plan that is tailored to your personal goals and risk tolerance.

If you have any questions about this report or your investment, please contact your financial advisor. You can also call PIMCO Advisors at 1-800-426-0107, or visit www.pimcoadvisors.com.

Once again, we thank you for the trust you have placed in us.

Sincerely,

Stephen Treadway

Chairman

July 31, 2003

6.30.03 | PIMCO Funds Annual Report	3

A GLOBAL STOCK FUND

PIMCO NACM Global Fund

•	PIMCO NACM Global Fund seeks maximum long-term capital appreciation by investing primarily in equity securities of companies that the portfolio manager believes are leaders in their respective industries.

•	PIMCO NACM Global Fund Class A Shares delivered a return of 17.48% for the period beginning on July 19, 2002 (the Fund’s inception) and ending on June 30, 2003. That compares to the 7.86% return of its benchmark, the MSCI All-Country World Free Index, for the same time period.

•	The global stock markets endured a period of volatility heightened by concerns over war in Iraq, fears surrounding the SARS epidemic, and evidence of a weak global economy. Once the Iraq and SARS situations were resolved, most major equity markets staged a rally during the latter part of the period.

•	Both absolute and relative returns were driven by positive stock selection in the commercial/industrial services and healthcare sectors. On the negative side, holdings in insurance services and financial services stocks declined.

•	On a relative basis, stock selection and underweight positions in utilities and financial services shares proved disappointing.

•	By country, investments in U.S., Dutch and Israeli stocks proved beneficial in both absolute and relative terms. An underweight in U.K. stocks held the portfolio back from further gains.

•	Best-performing stocks for the period included Amdocs, UBS AG and Veritas Software. Amdocs, a provider of high-end billing and customer care solutions, recently signed a number of outsourcing contracts with large customers such as Bell Canada, SBC Communications, and Verizon Communications. UBS, the giant Swiss bank, benefited from increased deal (merger and acquisition) activity and a market recovery that helped boost its trust division’s assets under management. Veritas, a developer of network security software applications, beat earnings estimates by a wide margin.

CUMULATIVE TOTAL RETURN    For periods ended 6/30/03

	1 year	5 year	10 year	Inception (7/19/02)
PIMCO NACM Global Fund Class A	—	—	—	17.48%

PIMCO NACM Global Fund Class A (adjusted)	—	—	—	11.02%

PIMCO NACM Global Fund Class B	—	—	—	16.69%

PIMCO NACM Global Fund Class B (adjusted)	—	—	—	11.69%

PIMCO NACM Global Fund Class C (adjusted)	—	—	—	14.45%

MSCI All-Country World Free Index	—	—	—	7.86%

Lipper Global Fund Average	—	—	—	—

CHANGE IN VALUE    For periods ended 6/30/03

Past performance is no guarantee of future results.

4	PIMCO Funds Annual Report I 6.30.03

AN INTERNATIONAL STOCK FUND

PIMCO NACM International Fund

•	PIMCO NACM International Fund seeks to maximize long-term capital appreciation by investing primarily in a diversified portfolio of large capitalized equity securities located in at least three countries outside of the United States.

•	PIMCO NACM International Fund Class A Shares delivered a return of 4.40% for the period beginning July 19, 2002 (the Fund’s inception) and ending on June 30, 2003. That compares to the –1.14% return of its benchmark, the MSCI EAFE Growth Index, for the same time period.

•	The international stock markets endured a period of volatility heightened by concerns over war in Iraq, fears surrounding the SARS epidemic, and evidence of a weak economy in Europe and Japan. Once the Iraq and SARS situations were resolved, most major worldwide equity markets staged a rally during the latter part of the period.

•	On a sector basis, both absolute and relative returns were supported by holdings in energy, retail trade, and healthcare stocks. Meanwhile, consumer durables stocks in the portfolio registered significant declines. Stock selection in the financial services and transportation sectors proved negative for performance relative to the benchmark.

•	By country, stock selection in Canadian and German stocks supported relative performance. Holdings in Australia, South Korea and the Netherlands proved most disappointing on a relative basis, while the Indonesian and Mexican stocks in the portfolio suffered the greatest declines.

•	Best-performing stocks for the period included Teva Pharmaceutical, Credit Suisse Group and Vodafone. Teva Pharmaceutical, an Israeli-based generic drug manufacturer, benefited from a strong product pipeline. Credit Suisse Group, a Swiss diversified financial services company, bounced back 37% from an oversold condition and an improvement in the overall industry environment. Vodafone, a U.K.-based provider of wireless communications services, is experiencing double-digit growth in subscribers and revenues, increasing traffic in camera phones, and holds the No. 1 or No. 2 positions in every market in which it operates.

CUMULATIVE TOTAL RETURN    For periods ended 6/30/03

	1 year	5 year	10 year	Inception (7/19/02)
PIMCO NACM International Fund Class A	—	—	—	4.40%

PIMCO NACM International Fund Class A (adjusted)	—	—	—	–1.35%

PIMCO NACM International Fund Class B	—	—	—	3.43%

PIMCO NACM International Fund Class B (adjusted)	—	—	—	–1.57%

PIMCO NACM International Fund Class C (adjusted)	—	—	—	1.72%

MSCI EAFE Growth Index	—	—	—	–1.14%

Lipper International Fund Average	—	—	—	—

CHANGE IN VALUE    For periods ended 6/30/03

Past performance is no guarantee of future results.

6.30.03 | PIMCO Funds Annual Report	5

AN INTERNATIOAL STOCK FUND

PIMCO NACM Pacific Rim Fund

•	PIMCO NACM Pacific Rim Fund seeks long-term growth of capital by investing at least 80% in equity securities of companies that are tied economically to countries within the Pacific Rim.

•	PIMCO NACM Pacific Rim Fund Class A Shares delivered a total return of –13.62% for the one-year period ended June 30, 2003. That compares to the –9.27% return of its benchmark, the MSCI Pacific Index.

•	The Pacific Rim’s stock markets endured a period of volatility heightened by concerns over war in Iraq, fears surrounding the SARS epidemic, and evidence of a weak global economy. Once the Iraq and SARS situations were resolved, most equity markets in the region staged a rally during the latter part of the period.

•	On a sector basis, both absolute and relative returns were supported by positive stock selection in the consumer non-durables and utilities sectors. However, a significantly underweight position in utilities stocks limited the overall impact on portfolio returns. On the downside, holdings in the consumer services, financial services, and healthcare areas declined significantly.

•	By country, holdings in the Philippines and Thailand boosted absolute returns. However, holdings in Australia and Taiwan, as well as an underweight in New Zealand’s surging market, lowered returns.

•	Best-performing stocks for the period included Hyundai Department Store, Philippine Long Distance Telephone Company and Thai Union Frozen Products. Hyundai Department Store, a South Korean department store retailer, gained after posting solid same-store year-over-year growth figures as a result of improved operations in its department stores in the Seoul metropolitan area. Philippine Long Distance Telephone Company, a supplier of domestic and international telecommunications services, benefited from continuing stronger-than-expected results at its Smart subsidiary, as well as the removal of provisions for its Piltel subsidiary and lower compensation expenses. Thai Union Frozen Products, which supplied tuna products to the U.S. military during the Iraq war, is benefiting from accelerating consumption of frozen seafood.

AVERAGE ANNUAL TOTAL RETURN    For periods ended 6/30/03

	1 year	5 year	10 year	Inception (12/31/97)
PIMCO NACM Pacific Rim Fund Class A	–13.62%	11.40%	—	5.26%

PIMCO NACM Pacific Rim Fund Class A (adjusted)	–18.37%	10.15%	—	4.18%

PIMCO NACM Pacific Rim Fund Class B	–13.95%	10.65%	—	4.54%

PIMCO NACM Pacific Rim Fund Class B (adjusted)	–18.23%	10.49%	—	4.47%

PIMCO NACM Pacific Rim Fund Class C (adjusted)	–16.06%	10.33%	—	4.26%

MSCI Pacific Index	–9.27%	–1.51%	—	—

Lipper Pacific Region Fund Average	–9.83%	1.20%	—	—

CHANGE IN VALUE    For periods ended 6/30/03

Past performance is no guarantee of future results.

6	PIMCO Funds Annual Report I 6.30.03

A SECTOR-RELATED STOCK FUND

PIMCO RCM Biotechnology Fund

•	PIMCO RCM Biotechnology Fund seeks long-term capital appreciation by investing at least 80% in equity securities of companies in the biotechnology industry.

•	The Fund’s Class A Shares had a total return of 33.00% for the fiscal year ended June 30, 2003. This result compared favorably to the 31.81% return of the NASDAQ Biotechnology Index.

•	Most sectors of the U.S. stock market, including biotechnology, experienced significant volatility early in the reporting period. By October, the S&P 500 Index retreated to April 1997 levels as increased geopolitical tensions with Iraq and North Korea, fear of deflation, increased unemployment and lackluster retail sales weighed on the equity markets. Yet stocks rebounded strongly in the spring as geopolitical tensions decreased and fiscal stimulus initiatives, such as lower interest rates and tax cuts, started to take effect.

•	Biotechnology was one of the strongest performing sectors in the past year. Many beaten-down biotechnology stocks posted impressive gains as a number of positive regulatory and company-specific developments helped to ease investor fears. In particular, the appointment of Mark McClellan as commissioner of the FDA in November 2002 was viewed favorably by investors.

•	Overall, the portfolio benefited from increased investor appetite for risk and successful news/product announcements within the biotech arena. The greatest contributor towards performance was Genentech, which surged on news that in a Phase III trial, its product Avastin had increased survival in advanced colon cancer patients by approximately 50%—a ground-breaking achievement for colon cancer treatment. Gilead Sciences, a provider of drugs that treat HIV and hepatitis B, was also a standout performer amid strong revenue growth driven by HIV drug Viread.

AVERAGE ANNUAL TOTAL RETURN    For periods ended 6/30/03

	1 year	5 year	10 year	Inception (12/30/97)
PIMCO RCM Biotechnology Fund Class A	33.00%	21.31%	—	19.25%

PIMCO RCM Biotechnology Fund Class A (adjusted)	25.68%	19.94%	—	18.03%

PIMCO RCM Biotechnology Fund Class B	32.04%	20.39%	—	18.36%

PIMCO RCM Biotechnology Fund Class B (adjusted)	27.04%	20.20%	—	18.27%

PIMCO RCM Biotechnology Fund Class C (adjusted)	31.04%	20.39%	—	18.36%

NASDAQ Biotechnology Index	31.81%	16.20%	—	—

AMEX Biotechnology Index	23.73%	24.07%	—	—

80% NASDAQ Biotech Index/20% MSCI World Pharm & Biotech Index	28.86%	15.20%	—	—

Lipper Health/Biotechnology Fund Average	11.70%	7.63%	—	—

CHANGE IN VALUE    For periods ended 6/30/03

Past performance is no guarantee of future results.

6.30.03 | PIMCO Funds Annual Report	7

AN INTERNATIONAL STOCK FUND

PIMCO RCM Emerging Markets Fund

•	PIMCO RCM Emerging Markets Fund seeks long-term capital appreciation by investing at least 80% in equity securities of companies located in countries with emerging securities markets.

•	The Fund’s Class A Shares had a total return of 0.39% for the fiscal year ended June 30, 2003. This compares to the 6.96% return of the MSCI Emerging Markets Free Index.

•	Emerging market stocks generally performed well for the fiscal year as higher commodity prices and improving economic conditions stimulated investor interest in the region. While Pacific Rim stocks were initially hindered by the SARS epidemic and tensions on the Korean Peninsula, these fears had largely dissipated by the end of the period. Latin America was the biggest surprise as disciplined fiscal policies and an ease in political tensions in Brazil, Venezuela and Argentina pulled stock prices higher.

•	Among the top performing stocks for the year was Teva Pharmaceutical, a specialty generic drug developer and distributor, which benefited from consumer interest in lower priced brand name drug substitutes and a positive regulatory environment. OTP Bank, a Hungarian retail bank, also positively impacted performance due to a better than expected rise in earnings.

•	Overall, however, stock selection caused the portfolio to underperform. The largest detractor from performance was SK Telecom, the South Korean telecommunications company, which was sold out of the portfolio after the managers determined that it no longer met RCM’s criteria for growth and quality.

AVERAGE ANNUAL TOTAL RETURN    For periods ended 6/30/03

	1 year	5 year	10 year	Inception (12/30/97)
PIMCO RCM Emerging Markets Fund Class A	0.39%	3.68%	—	1.68%

PIMCO RCM Emerging Markets Fund Class A (adjusted)	–5.13%	2.51%	—	0.64%

PIMCO RCM Emerging Markets Fund Class B	–0.33%	2.91%	—	0.92%

PIMCO RCM Emerging Markets Fund Class B (adjusted)	–5.26%	2.55%	—	0.76%

PIMCO RCM Emerging Markets Fund Class C (adjusted)	–2.22%	2.92%	—	0.94%

MSCI Emerging Markets Free Index	6.96%	2.52%	—	—

S&P/IFC Investable Emerging Markets Index	8.16%	3.77%	—	—

Lipper Emerging Markets Fund Average	5.26%	2.10%	—	—

CHANGE IN VALUE    For periods ended 6/30/03

Past performance is no guarantee of future results.

8	PIMCO Funds Annual Report I 6.30.03

AN INTERNATIOAL STOCK FUND

PIMCO RCM Europe Fund

•	PIMCO RCM Europe Fund seeks long-term capital appreciation by normally investing at least 80% of its assets in securities of issuers, that, during their most recent fiscal year, derived at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in Europe or that have at least 50% of their assets in Europe.

•	The Fund’s Class A Shares had a total return of –9.64% for the fiscal year ended June 30, 2003. This compares to the –4.81% return of the MSCI Europe Index.

•	European stocks had a difficult year as continued economic sluggishness hindered large economies such as Germany, France and Spain. The United Kingdom, which has been somewhat isolated from inland Europe’s troubles, also pulled back as fears of higher unemployment and weaker GDP growth hurt equities. Still, underneath the gloom and doom have been recent fiscal stimulus and proposed tax savings that may help reignite the European economy. Stocks have picked up during the past six months and have benefited from a 13% drop in the U.S. dollar.

•	The top performing stock for the year was Puma, the German sneaker company, as increased sales and earnings helped performance. The sneaker maker has also experienced a renewed pop culture status as both athletes and celebrities wear the newest Puma fashions. The largest detractor from performance was Schering AG which has subsequently been sold out of the portfolio.

•	Top performing regions were Finland, where the portfolio was overweight, and the Netherlands, where it was underweight. An overweight position in Germany had a negative impact on performance.

AVERAGE ANNUAL TOTAL RETURN    For periods ended 6/30/03

	1 year	5 year	10 year	Inception (4/5/90)
PIMCO RCM Europe Fund Class A	–9.64%	–7.39%	5.26%	1.14%

PIMCO RCM Europe Fund Class A (adjusted)	–14.61%	–8.44%	4.67%	0.71%

PIMCO RCM Europe Fund Class B	–9.27%	–7.90%	4.63%	0.73%

PIMCO RCM Europe Fund Class B (adjusted)	–13.80%	–8.10%	4.63%	0.73%

PIMCO RCM Europe Fund Class C (adjusted)	–11.21%	–8.11%	4.46%	0.37%

MSCI Europe Index	–4.81%	–4.48%	8.58%	—

Lipper European Region Fund Average	–6.71%	–3.80%	7.50%	—

CHANGE IN VALUE    For periods ended 6/30/03

Past performance is no guarantee of future results.

6.30.03 | PIMCO Funds Annual Report	9

A SECTOR-RELATED STOCK FUND

PIMCO RCM Global Healthcare Fund

•	PIMCO RCM Global Healthcare Fund seeks long-term capital appreciation by investing at least 80% in equity securities of companies in the healthcare industry.

•	The Fund’s Class A Shares had a total return of 14.78% for the fiscal year ended June 30, 2003. This compares to the 4.93% return of the MSCI World Healthcare Index.

•	Stocks experienced volatility early in the reporting period, as increased geopolitical tensions with Iraq and North Korea, fear of deflation, and U.S. economic weakness weighed on the global equity markets. As geopolitical tensions decreased and U.S. fiscal stimulus initiatives such as lower interest rates and tax cuts started to take effect, stocks rebounded through the spring and early summer periods.

•	Healthcare proved to be one of the better performing sectors in the market. The mega merger of Pfizer and Pharmacia, new breakthrough drugs such as Genentech’s Avastin and a more positive regulatory environment from the Medicare drug benefit bill all helped pull the sector higher.

•	From a sub-sector perspective, performance was boosted by an overweighting in biotechnology, which benefited from increased investor risk appetite, and generics, which were aided by Medicare reforms and a strong new product pipeline. An overweighting in hospital management hindered results as disappointing earnings and questions over Tenet Healthcare’s financial statements pulled the entire category lower.

•	Specific companies that benefited performance included Genentech, whose drug Avastin was found to significantly extend the lives of patients with advanced forms of colon cancer, as well as Boston Scientific and Gilead Sciences. Positions that detracted from performance were Laboratory Corp. of America, a healthcare services company which is suffering from a class action lawsuit, Schering-Plough and Urologix Inc.; all have been removed from the portfolio.

AVERAGE ANNUAL TOTAL RETURN    For periods ended 6/30/03

	1 year	5 year	10 year	Inception (12/31/96)
PIMCO RCM Global Healthcare Fund Class A	14.78%	14.74%	—	17.42%

PIMCO RCM Global Healthcare Fund Class A (adjusted)	8.47%	13.45%	—	16.40%

PIMCO RCM Global Healthcare Fund Class B	13.84%	13.86%	—	16.53%

PIMCO RCM Global Healthcare Fund Class B (adjusted)	8.84%	13.62%	—	16.53%

PIMCO RCM Global Healthcare Fund Class C (adjusted)	11.70%	13.88%	—	16.54%

MSCI World Healthcare Index	4.93%	0.88%	—	—

S&P 500 Index	0.25%	–1.61%	—	—

Russell Mid-Cap Healthcare Index	12.21%	1.34%	—	—

Lipper Health/Biotechnology Fund Average	11.70%	7.63%	—	—

CHANGE IN VALUE    For periods ended 6/30/03

Past performance is no guarantee of future results.

10	PIMCO Funds Annual Report I 6.30.03

A GLOBAL STOCK FUND

PIMCO RCM Global Small-Cap Fund

•	PIMCO RCM Global Small-Cap Fund seeks long-term capital appreciation by normally investing at least 80% of its assests in companies with market capitalizations comparable to those of companies included in the MSCI World Small-Cap Index.

•	The Fund’s Class A Shares had a total return of 2.34% for the fiscal year ended June 30, 2003. This result slightly outpaced the 2.02% return of the benchmark, the MSCI World Small-Cap Index.

•	U.S. stocks experienced volatility early in the period due to increased geopolitical tensions with Iraq and North Korea, fear of deflation, increased unemployment and lackluster retail sales. As geopolitical tensions decreased and policy stimulus initiatives started to take hold, such as lower interest rates and tax cuts U.S. stocks rebounded through the spring and early summer periods.

•	International stocks performed in line with U.S. markets and benefited from a drop of over 13% in the U.S. dollar. European stocks showed pockets of strength while Asia ex-Japan was the strongest performing region.

•	In general, the portfolio benefited from overweighting pharmaceuticals and underweighting capital goods. Specifically, the Fund’s exposure to American Pharmaceutical Partners, a specialty pharmaceutical company that focuses on injectable doses of generic drugs, helped performance. American Pharmaceutical Partners saw a substantial increase in revenue and earnings amid strong usage of their diverse product line of 11 injectable oncology drugs. American Pharmaceutical Partners has subsequently been removed from the Fund.

•	Generally, an overweight in communication equipment and underweight in software hindered performance during the period. Also, Accredo Health Inc., a provider of overnight delivery of drugs and supplies, was a detractor from performance and has ultimately been removed from the portfolio.

AVERAGE ANNUAL TOTAL RETURN    For periods ended 6/30/03

	1 year	5 year	10 year	Inception (12/31/96)
PIMCO RCM Global Small-Cap Fund Class A	2.34%	3.71%	—	10.24%

PIMCO RCM Global Small-Cap Fund Class A (adjusted)	–3.29%	2.54%	—	9.28%

PIMCO RCM Global Small-Cap Fund Class B	1.89%	2.99%	—	9.47%

PIMCO RCM Global Small-Cap Fund Class B (adjusted)	–3.11%	2.66%	—	9.47%

PIMCO RCM Global Small-Cap Fund Class C (adjusted)	–0.11%	2.98%	—	9.46%

MSCI World Small-Cap Index	2.02%	3.21%	—	—

Lipper Global Small-Cap Fund Average	–2.60%	–0.03%	—	—

CHANGE IN VALUE    For periods ended 6/30/03

Past performance is no guarantee of future results.

6.30.03 | PIMCO Funds Annual Report	11

A SECTOR-RELATED STOCK FUND

PIMCO RCM Global Technology Fund

•	PIMCO RCM Global Technology Fund seeks long-term capital appreciation by investing at least 80% in companies in the technology industry.

•	The Fund’s Class A Shares had a total return of 18.54% for the fiscal year ended June 30, 2003. This compares to the 8.32% return of the Fund’s benchmark, the Goldman Sachs Technology Index.

•	Stocks experienced volatility early in the reporting period as increased geopolitical tensions with Iraq and North Korea, fear of deflation and U.S. economic weakness weighed on the global equity markets. As geopolitical tensions decreased and U.S. fiscal stimulus initiatives, such as lower interest rates and tax cuts, started to take shape, stocks rebounded through the spring and early summer periods.

•	Technology was one of the strongest performing sectors in the past year. Many beaten-down technology stocks rebounded nicely from last summer. In particular, the portfolio benefited from its overweight position in Internet software/services and communications equipment. The largest detractors from performance were IT consulting and software.

•	In general, the portfolio was aided by increased investor appetite for risk and companies meeting or exceeding earnings. Standout performers included Sohu.com, an Internet service provider for the Chinese market, which saw its revenues and net income double over the past year. Yahoo Japan was also a positive contributor as the joint venture between Softbank and Yahoo, which will provide Japanese content for the Japanese Internet user, was well received by the market.

AVERAGE ANNUAL TOTAL RETURN    For periods ended 6/30/03

	1 year	5 year	10 year	Inception (12/27/95)
PIMCO RCM Global Technology Fund Class A	18.54%	7.31%	—	15.52%

PIMCO RCM Global Technology Fund Class A (adjusted)	12.02%	6.10%	—	14.65%

PIMCO RCM Global Technology Fund Class B	17.63%	6.49%	—	14.65%

PIMCO RCM Global Technology Fund Class B (adjusted)	12.63%	6.18%	—	14.65%

PIMCO RCM Global Technology Fund Class C (adjusted)	15.31%	6.48%	—	14.64%

Goldman Sachs Technology Index	8.32%	–4.20%	—	—

S&P 500 Index	0.25%	–1.61%	—	—

Lipper Science & Technology Fund Average	7.33%	–2.83%	—	—

CHANGE IN VALUE    For periods ended 6/30/03

Past performance is no guarantee of future results.

12	PIMCO Funds Annual Report I 6.30.03

AN INTERNATIONAL STOCK FUND

PIMCO RCM International Growth Equity Fund

•	PIMCO RCM International Growth Equity Fund seeks long-term capital appreciation by investing at least 80% in equity securities of non-U.S. companies.

•	The Fund’s Class A Shares had a total return of –10.28% for the fiscal year ended June 30, 2003. This compares to the –6.05% return of its benchmark, the MSCI EAFE Index.

•	European stocks had a difficult year as continued economic sluggishness hindered large economies such as Germany, France and Spain. The United Kingdom, which has been somewhat isolated from inland Europe’s troubles, also pulled back on fears of higher unemployment and weaker GDP. Still, underneath the gloom and doom have been some positive fiscal stimulus and proposed tax savings that may help reignite the European economy. Stocks have picked up in the past six months and have benefited from a 13% drop in the U.S. dollar.

•	Top performing stocks for the year included Teva Pharmaceutical, a specialty pharmaceutical company that distributes and develops generic brand drugs. Teva benefited from increasing consumer interest in lower-priced brand name drug substitutes and a positive regulatory environment. In addition, Sohu.com, an Internet service provider for the Chinese market, helped performance, as company revenues and net income doubled over the past year.

•	Still, stock selection overall was negative for results, as holdings such as Tokyo Broadcasting System detracted from performance amid weakening fundamentals. Tokyo Broadcasting System has subsequently been removed from the Fund. Holdings in emerging Asia were also weak, pulling down the portfolio’s year-end results.

•	The Fund’s country exposure was generally positive for performance, with an overweight in Germany and underweight in the Netherlands helping to support portfolio returns.

AVERAGE ANNUAL TOTAL RETURN    For periods ended 6/30/03

	1 year	5 year	10 year	Inception (5/22/95)
PIMCO RCM International Growth Equity Fund Class A	–10.28%	–8.70%	—	1.83%

PIMCO RCM International Growth Equity Fund Class A (adjusted)	–15.21%	–9.73%	—	1.13%

PIMCO RCM International Growth Equity Fund Class B	–10.86%	–9.39%	—	1.07%

PIMCO RCM International Growth Equity Fund Class B (adjusted)	–15.30%	–9.66%	—	1.07%

PIMCO RCM International Growth Equity Fund Class C (adjusted)	–12.62%	–9.38%	—	1.07%

MSCI EAFE Index	–6.05%	–3.68%	—	—

MSCI All-Country World Free Ex-U.S. Index	–4.20%	–2.81%	—	—

Lipper International Fund Average	–7.98%	–3.79%	—	—

CHANGE IN VALUE    For periods ended 6/30/03

Past performance is no guarantee of future results.

6.30.03 | PIMCO Funds Annual Report	13

Footnotes

Past performance is no guarantee of future results. Investment return will fluctuate and the value of an investor’s shares will fluctuate and may be worth more or less than original cost when redeemed. The average annual total return measures performance assuming that all dividend and capital gain distributions were reinvested. Returns shown do not reflect the deduction of taxes that a shareholder would pay (i) on fund distributions or (ii) the redemption of fund shares. All share classes have the same portfolio but different expenses. The Growth of $10,000 chart represents change in value of each Fund’s shares for month-end periods and does not take into account any sales charges or expenses. Lipper, Inc. calculates the Lipper Averages. It is the total return performance average of funds that are tracked by Lipper that have the same Fund Classification. Lipper does not take into account sales charges. Returns are for the actual share class unless otherwise indicated. Class A, B & C shares began on 7/02 for PIMCO NACM Pacific Rim and 2/02 for PIMCO RCM Biotechnology, RCM Emerging Markets, RCM Europe, RCM Global Healthcare, RCM Global Small-Cap, RCM Global Technology and RCM International Growth Equity. The 5-, 10-year (if applicable) and since inception returns represent the prior performance of the Fund’s Institutional shares, adjusted, as necessary, to reflect A, B & C share current sales charges and different operating expenses. Returns for the 5-, 10-year (if applicable) and since inception periods for RCM Biotechnology, RCM Europe and RCM Global Healthcare funds represent the prior performance of Class D shares, adjusted as necessary to reflect different sales charges and different operating expenses. Returns for Class A shares, adjusted include the effect of the maximum 5.5% initial sales charge. Returns for Class B shares, adjusted include the effect of paying the contingent deferred sales charge (CDSC), which declines from 5% in the first year to 0% at the beginning of the seventh year. Returns for Class C shares, adjusted have a 1% CDSC, which may apply in the first year of ownership. Returns for class C II shares have a 1% initial sales charge and a 1% CDSC for the first 18 months of ownership. The Funds may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to the following: derivative risk, small company risk, foreign security risk, high yield security risk and specific sector investment risks. A fund investing in derivatives could lose more than the principal amount invested and is subject to the risk of the issuer’s ability to meet payments on obligations. Investing in foreign securities may entail risk due to foreign economic and political developments and the risk may be enhanced when investing in emerging markets. An investment in high-yield securities generally involves greater risk to principal than an investment in higher-rated securities. Investing in smaller companies may entail greater risk than larger companies, including higher volatility. Concentrating on investments in individual sectors may add additional risk and additional volatility compared to a diversified equity fund. This material is authorized for use only when preceded or accompanied by the current PIMCO Funds, Multi-Manager Series prospectus, which describes in greater detail the investment policies, management fees and other matters of interest to prospective investors. Please read the prospectus carefully before you invest or send money.

PIMCO Advisors Distributors LLC,

2187 Atlantic Street, Stamford, CT, 06902,

www.pimcoadvisors.com, 1-888-87-PIMCO.

Not FDIC Insured | May Lose Value | No Bank Guarantee

14	PIMCO Funds Annual Report I 6.30.03

Schedule of Investments

NACM Global Fund

June 30, 2003

	Shares	Value (000s)

COMMON STOCKS 98.5%
Australia 0.7%
Australia & New Zealand Banking Group Ltd.	800	$10

Bermuda 1.0%
Tyco International Ltd.	750	14

Canada 2.2%
Cott Corp. (a)	400	8
EnCana Corp.	200	8
Nortel Networks Corp. (a)	5,100	14

		30

France 4.0%
Alcatel Telecommunications S.A.	1,100	10
Aventis S.A. (a)	200	11
Axa	500	8
BNP Paribas S.A.	100	5
Business Objects S.A. SP - ADR (a)	400	9
JC Decaux S.A. (a)	900	11

		54

Germany 2.4%
Bayerische Motoren Werke AG	200	8
Muenchener Rueckversicherungs - Gesellschaft AG	60	6
SAP AG	100	12
T-Online (a)	639	7

		33

Hungary 0.4%
OTP Bank Rt.	500	5

Israel 1.3%
Radware Ltd. (a)	700	12
Teva Pharmaceutical Industries Ltd. SP - ADR	100	6

		18

Japan 3.3%
Fanuc Ltd.	300	15
Mitsubishi Tokyo Financial Group, Inc.	3	14
Nikon Corp. (a)	1,000	8
Yokogawa Electric Corp. (a)	1,000	8

		45

Netherlands 0.7%
ING Group NV	600	10

South Korea 0.7%
Samsung Electronics Co., Ltd. (a)	30	9

Switzerland 2.7%
Roche Holdings AG - Genusschein	100	8
UBS AG	500	28

		36

Taiwan 2.7%
UBS AG Call Warrant (Nanya Technology Corp.) (a)(b)(d)	14,000	10
UBS AG Call Warrant (Taiwan Semiconductor Manufacturing Co., Ltd.) (a)(c)(d)	15,800	26

		36

United Kingdom 4.7%
British Sky Broadcasting Group PLC (a)	1,700	19
Burberry Group PLC (a)	2,100	9
GlaxoSmithKline PLC - ADR	100	4
HSBC Holdings PLC (a)	400	5
Man Group PLC	300	6
Royal Bank of Scotland Group PLC	500	14
Vodafone Group PLC	3,000	6

		63

United States 71.9%
Adobe Systems, Inc.	500	16
Affiliated Managers Group, Inc. (a)	300	18
Amazon.com, Inc. (a)	100	4
Amdocs Ltd. (a)	1,100	26
American Express Co.	400	17
Amgen, Inc. (a)	200	13
AMR Corp. (a)	1,400	15
AOL Time Warner, Inc. (a)	1,300	21
Applied Materials, Inc. (a)	400	6
Ask Jeeves, Inc. (a)	1,100	15
Autoliv, Inc.	600	16
Avaya, Inc. (a)	400	3
Bear Stearns Co., Inc.	300	22
Biosite, Inc. (a)	200	10
BJ Services Co. (a)	300	11
Burlington Resources, Inc.	100	5
Cendant Corp. (a)	600	11
Chicago Bridge & Iron Company NV	600	14
Cisco Systems, Inc. (a)	800	13
Citigroup, Inc.	600	25
CNET Networks, Inc. (a)	1,400	9
ConocoPhillips	200	11
Crown Holdings, Inc. (a)	900	6
Dell Computer Corp. (a)	500	16
Digital Insight Corp. (a)	800	15
E*Trade Group, Inc. (a)	1,800	15
E.W. Scripps Co.	100	9
eBay, Inc. (a)	100	10
Echostar Communications Corp. ‘A’ (a)	400	14
EMCOR Group, Inc. (a)	200	10
Energizer Holdings, Inc. (a)	1,300	41
ENSCO International, Inc.	200	5
EOG Resources, Inc.	200	8
FedEx Corp.	200	12
Flextronics International Ltd. (a)	1,300	14
Fox Entertainment Group, Inc. (a)	500	14
Frontier Airlines, Inc. (a)	700	6
Garmin Ltd. (a)	100	4
Genentech, Inc. (a)	100	7
General Electric Co.	900	26
Gilead Sciences, Inc. (a)	200	11
GTECH Holdings Corp.	500	19
Halliburton Co.	800	18
Intel Corp.	600	12
InterActive Corp. (a)	300	12
InterDigital Communications Corp. (a)	200	5
iShares MSCI EAFE Trust	200	22
JDS Uniphase Corp. (a)	2,600	9
Liberty Media Corp. ‘A’ (a)	800	9
Lowe’s Cos., Inc.	200	9
Lucent Technologies, Inc. (a)	2,900	6
Medtronic, Inc.	200	10
Merck & Co., Inc.	200	12
MGM Grand, Inc. (a)	600	21
Micrel, Inc. (a)	1,000	10
Microsoft Corp.	500	13
Mid Atlantic Medical Services (a)	300	16
Monster Worldwide, Inc. (a)	500	10
NASDAQ 100 Index Tracking Stock (a)	500	15
Pfizer, Inc.	600	20
Praxair, Inc.	100	6
Quiksilver, Inc. (a)	900	15
SafeCo Corp.	200	7
Silicon Laboratories, Inc. (a)	400	11
Smith International, Inc. (a)	400	15
Stericycle, Inc. (a)	200	8
Supervalu, Inc.	500	10
VERITAS Software Corp. (a)	1,000	29
Viacom, Inc. (a)	400	17
Waste Management, Inc.	500	12
Weatherford International, Inc. (a)	100	4
Wells Fargo & Co.	200	10
Western Digital Corp. (a)	600	6
Williams Companies, Inc.	1,000	8
Xilinx, Inc. (a)	400	10
Yahoo, Inc. (a)	500	16

		976

Total Common Stocks (Cost $1,180)		1,339

Total Investments 98.7% (Cost $1,180)		$1,339
Other Assets and Liabilities (Net) 1.3%		18

Net Assets 100.0%		$1,357

Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing security.

(b) The warrants entitle the Fund to purchase 1 share of Nanya Technology Corp. for every warrant held at $0.0001 until March 17, 2004.

(c) The warrants entitle the Fund to purchase 1 share of Taiwan Semiconductor Manufacturing Co., Ltd. for every warrant held at $0.0001 until January 13, 2004.

(d) Indicates a fair valued security which has not been valued utilizing an independent quote and which is valued pursuant to guidelines established by the Trustees. The aggregate value of fair valued securities is $36 which is 2.70% of net assets.

See accompanying notes I 6.30.03 I PIMCO Funds Annual Report	15

Schedule of Investments

NACM International Fund

June 30, 2003

	Shares	Value (000s)

COMMON STOCKS 95.3%
Australia 4.8%
Australia & New Zealand Banking Group Ltd.	4,500	$56
Foster’s Group Ltd.	7,000	20
Publishing & Broadcasting Ltd.	3,000	20
Qantas Airways Ltd.	8,951	20
Telstra Corp., Ltd.	7,000	21
The News Corporation Ltd.	4,000	30
Woolworths Ltd.	2,500	21

		188

Barbados 0.2%
Nabors Industries Ltd. (a)	200	8

Belgium 0.5%
Interbrew	800	18

Brazil 2.3%
Aracruz Celulose S.A. SP - ADR	500	11
Companhia de Bebidas das Americas SP - ADR	1,000	20
Petroleo Brasileiro S.A. SP - ADR	600	11
Tele Norte Leste Participacoes S.A. SP - ADR	1,600	19
Telecomunicacoes Brasileiras S.A. SP - ADR	1,000	28

		89

Canada 7.0%
Bank of Nova Scotia	1,200	53
Canadian National Railway Co.	500	24
EnCana Corp.	1,000	38
Loblaw Cos., Ltd.	600	27
Magna International, Inc.	300	20
Nortel Networks Corp. (a)	7,200	19
Petro-Canada	300	12
Placer Dome, Inc.	3,300	40
Talisman Energy, Inc.	400	18
Telus Corp.	500	9
Telus Corp. (Non Vote)	897	16

		276

China 2.2%
Cathay Pacific Airways Ltd.	18,000	24
China Telecom Corp.	130,000	30
CLP Holdings Ltd.	5,500	24
Jiangsu Expressway Co. Ltd.	22,000	8

		86

Denmark 0.5%
TDC AS	700	21

Finland 1.4%
Nokia Corp.	700	12
Nokia Oyj SP - ADR	2,700	44

		56

France 4.2%
Accor S.A.	1,000	36
Alcatel Telecommunications S.A.	1,900	17
BNP Paribas S.A.	700	36
France Telecom S.A.	400	10
Michelin (CGDE)	200	8
TotalFinaElf S.A.	400	60

		167

Germany 5.0%
Altana AG	100	6
BASF AG	400	17
Bayerische Motoren Werke AG	300	12
Deutsche Post AG	1,200	18
Deutsche Telekom AG (a)	1,300	20
E On AG	500	26
Muenchener Rueckversicherungs - Gesellschaft AG	200	20
Porsche AG	50	21
SAP AG	300	$35
T-Online (a)	2,000	21

		196

Hong Kong 0.6%
Cheung Kong Ltd.	4,000	24

Hungary 0.4%
OTP Bank Rt.	1,600	15

Ireland 1.0%
Bank of Ireland	3,400	41

		41

Israel 1.4%
Teva Pharmaceutical Industries Ltd. SP - ADR	1,000	57

Italy 2.7%
Eni SpA	1,200	18
Finmeccanica SpA	22,000	14
Mediaset SpA (a)	1,700	14
Snam Rete Gas SpA	9,500	37
Unicredito Italiano SpA (a)	4,900	23

		106

Japan 8.6%
Asahi Glass Co., Ltd.	3,000	19
DAI Nippon Printing Co., Ltd.	3,000	32
East Japan Railway Co.	4	18
Fanuc Ltd.	500	25
Hoya Corp.	400	28
Japan Telecom Co.	10	30
Kao Corp.	1,000	19
KDDI Corp.	5	19
Keyence Corp.	100	18
Matsushita Electric Industrial Co., Ltd.	2,000	20
Mitsubishi Tokyo Financial Group, Inc.	5	23
Shin-Etsu Chemical Co., Ltd. (a)	500	17
Tokyo Electric Power	800	15
Toyota Motor Corp.	1,400	36
UFJ Holdings, Inc. (a)	12	18

		337

Netherlands 3.0%
ASML Holding NV (a)	2,500	24
ING Group NV	2,700	47
Royal Dutch Petroleum Co.	700	32
TPG NV	800	14

		117

Norway 0.6%
Statoil ASA	2,700	23

Russia 1.5%
LUKOIL Holding SP - ADR	200	16
YUKOS SP - ADR	750	42

		58

Singapore 1.4%
DBS Group Holdings Ltd.	4,000	23
Singapore Airlines Ltd.	2,000	12
Singapore Press Holdings Ltd.	2,000	21

		56

South Korea 3.6%
Korea Electric Power Corp.	1,000	16
LG Chemical Ltd.	500	20
LG Electronics, Inc.	670	28
Samsung Electronics Ltd. SP - GDR	200	30
SK Telecom Co., Ltd.	200	34
SK Telecom Co., Ltd. SP - ADR	700	13

		141

Spain 2.9%
Banco Popular Espanol S.A.	900	45
Endesa S.A.	2,300	38
Telefonica S.A.	2,652	$31

		114

Sweden 1.8%
Hennes & Mauritz AB	1,200	28
Skandinaviska Enskilda Banken	3,000	31
Svenska Cellulosa AB	300	10

		69

Switzerland 6.0%
Converium Holding AG	300	14
Credit Suisse Group	2,200	58
Holcim Ltd.	1,000	37
Novartis AG	1,100	44
Roche Holdings AG - Genusschein	500	39
UBS AG	800	44

		236

Taiwan 2.6%
CSFB Equity Linked Participation Notes (Quanta Computers, Inc.) (a)(b)	15,000	31
Merrill Lynch Call Warrant (Ausustek Computer, Inc.) (a)(c)	7,000	18
Taiwan Semiconductor Manufacturing Co. Ltd. SP - ADR	2,800	28
UBS AG Call Warrant (Nanya Technology Corp.) (a)(d)(f)	16,000	12
UBS Call Warrant (Formosa Plastics Corp.) (a)(e)(f)	9,800	14

		103

United Kingdom 23.4%
AstraZeneca PLC	900	36
Barclays PLC	6,778	50
BG Group PLC	3,200	14
BHP Billiton PLC	5,600	29
BP PLC	4,400	31
British Airways PLC (a)	4,300	11
British American Tobacco PLC	3,600	41
British Sky Broadcasting Group PLC (a)	2,800	31
Gallaher Group PLC	1,900	19
GlaxoSmithKline PLC	3,000	61
HBOS PLC	4,000	52
Imperial Tobacco Group PLC	1,000	18
InterContinental Hotels Group PLC (a)	4,864	35
Kingfisher PLC	5,000	23
Lloyds TSB Group PLC	4,000	28
Man Group PLC	2,600	51
Matalan PLC	7,000	20
mm02 PLC (a)	43,000	40
National Grid Transco PLC	3,600	24
Persimmon PLC	2,600	20
Reckitt Benckiser PLC	1,600	29
Royal Bank of Scotland Group PLC	3,000	84
Smiths Group PLC	1,400	16
Tesco PLC	8,400	30
The Berkley Group PLC	1,600	20
Vodafone Group PLC	34,000	66
Vodafone Group PLC SP - ADR	900	18
Wimpey (George) PLC	4,100	20

		917

United States 5.7%
Barclays PLC	100	3
Biovail Corp. (a)	600	28
GlobalSantaFe Corp.	600	14
Noble Corp. (a)	600	21
Precision Drilling Corp. (a)	1,000	38
Royal Dutch Petroleum Co.	800	37
Schlumberger Ltd.	300	14
Transocean, Inc. (a)	1,000	22
UTStarcom, Inc. (a)	700	25

16	PIMCO Funds Annual Report I 6.30.03 I See accompanying notes

	Shares	Value (000s)

Weatherford International, Inc. (a)	500	$21

		223

Total Common Stocks (Cost $3,382)		3,742

PURCHASED PUT OPTIONS 0.0%

	# of Contracts

Hong Kong Dollar vs. U.S. Dollar (OTC) Strike @ 7.820 Exp. 10/07/2003	60,000	0

Total Purchased Put Options (Cost $0)		0

SHORT-TERM INSTRUMENTS 3.3%

	Principal Amount (000s)

Repurchase Agreement 3.3%
State Street Bank 0.800% due 07/01/2003	$130	130
(Dated 06/30/2003. Collateralized by Federal Home Loan Bank 3.125% due 11/14/2003 valued at $137. Repurchase proceeds are $130.)
Total Short-Term Instruments (Cost $130)		130

Total Investments 98.6% (Cost $3,512)		$3,872
Other Assets and Liabilities (Net) 1.4%		53

Net Assets 100.0%		$3,925

Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing security.

(b) Securities are issued by Credit Suisse First Boston and are designed to track investments in the local shares of the underlying company and subject the Portfolio to the credit risk of the issuer and the market risk of the underlying company. The notes carry no ownership or voting rights and represent no equity interest in the underlying company. Payment of dividends or proceeds received upon disposition may be subject to certain costs, expenses, duties, taxes or other charges incurred by the issuer.

(c) The warrants entitle the Fund to purchase 1 share of Ausustek Computer, Inc. for every warrant held at $0.000001 until April 10, 2006.

(d) The warrants entitle the Fund to purchase 1 share of Nanya Technology Corp. for every warrant held at $0.0001 until March 17, 2004.

(e) The warrants entitle the Fund to purchase 1 share of Formosa Plastics Corp. for every warrant held at $0.0001 until May 24, 2004.

(f) Indicates a fair valued security which has not been valued utilizing an independent quote and which is valued pursuant to guidelines established by the Trustees. The aggregate value of fair valued securities is $26 which is 0.66% of net assets.

See accompanying notes I 6.30.03 I PIMCO Funds Annual Report	17

Schedule of Investments

NACM Pacific Rim Fund

June 30, 2003

	Shares	Value (000s)

COMMON STOCKS 95.3%
Australia 5.7%
Aristocrat Leisure Ltd.	17,100	$15
Australia & New Zealand Banking Group Ltd.	2,890	36
BHP Billiton Ltd.	18,700	108
Commonwealth Bank of Australia	5,850	116
Promina Group Ltd. (a)	37,100	59
Qantas Airways Ltd.	4,933	11

		345

Cayman Islands 0.1%
Tingyi (Cayman Islands) Holding Corp.	22,000	4

China 6.1%
BYD Co., Ltd.	78,000	175
China Resources Enterprise Ltd.	6,000	5
CLP Holdings Ltd.	7,000	30
Henderson Land Development	41,000	117
Sinopec Shanghai Petrochemical Co., Ltd.	148,000	29
TCL International Holdings Ltd.	48,000	10

		366

Hong Kong 4.5%
Dickson Concepts Ltd.	173,000	43
Sino Land Company Ltd	386,000	120
The Wharf (Holdings) Ltd.	56,000	108

		271

India 4.2%
CSFB Equity Linked Participation Notes (Infosys Technologies) (a)(b)	180,000	127
UBS AG Call Warrant (Hindustan Lever Ltd.) (a)(c)(d)	32,000	123

		250

Indonesia 5.5%
PT Bank Mandiri (a)(d)	899,000	74
PT Bank Pan Indonesia Tbk	1,595,000	60
PT Bentoel International Investama Tbk	2,264,500	30
PT Perusahaan Perkebunan London Sumatra Indonesia Tbk (a)	926,500	54
PT Telekomunikasi Indonesia Tbk	200,500	112

		330

Japan 32.9%
Aderans Co., Ltd.	200	4
Advantest Corp.	1,300	58
Asahi Glass Co., Ltd.	18,000	112
Bridgestone Corp.	1,000	14
Daiwa House Industry Co., Ltd.	2,000	14
Dowa Mining Co., Ltd.	15,000	58
Fanuc Ltd.	500	25
Funai Electric Co., Ltd.	500	56
Hitachi, Ltd.	28,000	119
Hogy Medical Co., Ltd.	900	35
Honda Motor Co. Ltd.	200	8
Hoya Corp.	2,000	138
JAFCO Co., Ltd.	1,400	79
Kyocera Corp.	2,000	114
Mabuchi Motor Co., Ltd.	300	23
Matsushita Electric Industrial Co., Ltd.	9,000	89
Millea Holdings, Inc.	2	15
Mitsubishi Motors Corp. (a)	32,000	72
Mitsubishi Tokyo Financial Group, Inc.	24	109
Nissan Motor Co. Ltd.	1,300	12
Nitto Denko Corp.	200	7
Nomura Holdings, Inc.	6,000	76
NTT DoCoMo, Inc.	6	13
Olympus Optical Co. Ltd.	1,000	21
Sega Corp. (a)	10,000	71
Shin-Etsu Chemical Co., Ltd.	200	7
Shinkawa, Ltd.	1,700	29
SMC Corp.	300	25
SMFG Finance, Ltd.	3,000,000	$23
Sparx Asset Management Co., Ltd.	11	69
THK Co., Ltd.	4,000	54
Tokai Rika Co., Ltd.	5,000	33
TonenGeneral Sekiyu KK	11,000	77
Toyota Motor Corp.	1,100	28
UFJ Holdings, Inc. (a)	57	84
UMC Japan (a)	95	101
Uni-Charm Corp.	200	9
Yamaichi Electronics Co., Ltd.	600	6
Yamato Transport Co.	1,000	11
Yushin Precision Equipment Co., Ltd.	4,200	71

		1,969

Malaysia 3.0%
Perusahaan Otomobil Nasional Bhd.	59,000	126
Telekom Malaysia Bhd.	26,000	54

		180

Philippines 2.6%
Ayala Land, Inc.	610,200	68
Manila Electric Co. (a)	260,600	72
Philippine Long Distance Telephone Co. (a)	1,300	14

		154

Singapore 3.8%
Chartered Semiconductor Manufacturing Ltd. (a)	59,000	30
City Developments Ltd.	24,000	61
Singapore Exchange Ltd.	95,000	74
Singapore Press Holdings Ltd.	6,100	63

		228

South Korea 12.3%
Hana Bank	8,400	80
Hotel Shilla Co., Ltd.	18,910	76
Hyundai Department Store Co., Ltd.	4,500	100
LG Chemical Ltd.	1,440	58
LG Household & Health Care Ltd.	2,988	43
Samsung Electronics Co., Ltd.	800	114
Shinhan Financial Group Co., Ltd.	5,180	54
Shinsegae Co., Ltd.	540	84
SK Telecom Co., Ltd. SP - ADR	2,500	47
Ssangyong Motor Co. (a)	15,400	84

		740

Taiwan 12.6%
Acer, Inc.	9,900	60
Asustek Computer, Inc.	23,000	58
Eva Airways Corp. (a)	158,000	57
Far Eastern Department Stores Ltd.	243,000	56
Fubon Financial Holding Co., Ltd.	68,000	54
Largan Precision Co., Ltd.	14,000	84
Nanya Technology Corp. (a)	7,000	5
Siliconware Precision Industries Co. (a)	102,000	65
Siliconware Precision Industries Co. SP - ADR (a)	30,000	96
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	79,000	130
Taiwan Styrene Monomer Corp. (a)	99,000	88

		753

Thailand 2.0%
Bangkok Bank Public Co., Ltd (a)	41,200	55
Bangkok Expressway Public Co., Ltd. (d)	28,000	13
Thai Union Frozen Products Public Co., Ltd.	81,900	51

		119

Total Common Stocks (Cost $5,242)		5,709

PURCHASED PUT OPTIONS 0.0%

	# of Contracts	Value (000s)

Hong Kong Dollar vs. U.S. Dollar (OTC) Strike @ 7.820 Exp. 10/07/2003	480,000	$0

Total Purchased Put Options (Cost $3)		0

SHORT-TERM INSTRUMENTS 4.5%

	Principal Amount (000s)

Repurchase Agreement 4.5%
State Street Bank
0.800% due 07/01/2003	$272	272
(Dated 06/30/2003. Collateralized by Freddie Mac 6.000% due 05/15/2011 valued at $279. Repurchase proceeds are $272.)

Total Short-Term Instruments (Cost $272)		272

Total Investments 99.8% (Cost $5,517)		$5,981
Other Assets and Liabilities (Net) 0.2%		16

Net Assets 100.0%		$5,997

Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing security.

(b) Securities are issued by Credit Suisse First Boston and are designed to track investments in the local shares of the underlying company and subject the Portfolio to the credit risk of the issuer and the market risk of the underlying company. The notes carry no ownership or voting rights and represent no equity interest in the underlying company. Payment of dividends or proceeds received upon disposition may be subject to certain costs, expenses, duties, taxes or other charges incurred by the issuer.

(c) The warrants entitle the Fund to purchase 1 share of Hindustan Lever Ltd. for every warrant held at $0.0001 until February 19, 2004.

(d) Indicates a fair valued security which has not been valued utilizing an independent quote and which is valued pursuant to guidelines established by the Trustees. The aggregate value of fair valued securities is $210 which is 3.50% of net assets.

18	PIMCO Funds Annual Report I 6.30.03 I See accompanying notes

Schedule of Investments

RCM Biotechnology Fund

June 30, 2003

	Shares	Value (000s)

COMMON STOCKS 96.1%
Healthcare 93.9%
Abgenix, Inc. (a)	450,000	$4,720
Actelion Ltd. (a)	49,800	3,316
Adolor Corp. (a)	250,000	3,067
Aetna, Inc.	52,500	3,160
Affymetrix, Inc. (a)	80,000	1,577
Alexion Pharmaceuticals, Inc. (a)	210,250	3,585
Alteon, Inc. (a)	175,000	849
Amgen, Inc. (a)	685,000	45,881
Amylin Pharmaceuticals, Inc. (a)	232,300	5,085
AtheroGenics, Inc. (a)	250,000	3,733
Biogen, Inc. (a)	422,000	16,036
BioMarin Pharmaceutical, Inc. (a)	225,000	2,196
Celgene Corp. (a)	97,500	2,964
Cell Genesys, Inc. (a)	90,000	778
Cephalon, Inc. (a)	77,500	3,190
Cubist Pharmaceuticals, Inc. (a)	462,100	4,926
CV Therapeutics, Inc. (a)	300,000	8,898
Cytyc Corp. (a)	200,000	2,104
Esperion Therapeutics, Inc. (a)	175,700	3,442
Forest Laboratories, Inc. (a)	65,000	3,559
Genentech, Inc. (a)	269,088	19,407
Genzyme Corp. (a)	194,500	8,130
Gilead Sciences, Inc. (a)	447,400	24,866
ICOS Corp. (a)	140,000	5,145
ID Biomedical Corp. (a)	300,000	3,132
IDEC Pharmaceuticals Corp. (a)	489,000	16,626
ImClone Systems, Inc. (a)	70,000	2,213
Indevus Pharmaceuticals, Inc. (a)	531,300	3,315
InterMune, Inc. (a)	222,000	3,576
La Jolla Pharmaceutical Co. (a)	200,000	654
Ligand Pharmaceuticals, Inc. (a)	350,000	4,757
Medarex, Inc. (a)	250,000	1,648
MedImmune, Inc. (a)	280,000	10,184
Merck & Co., Inc.	71,500	4,329
MGI Pharma, Inc. (a)	210,000	5,382
Millennium Pharmaceuticals, Inc. (a)	360,000	5,663
Nektar Therapeutics (a)	85,773	792
Neurocrine Biosciences, Inc. (a)	82,000	4,095
NPS Pharmaceuticals, Inc. (a)	294,200	7,161
Onyx Pharmaceuticals, Inc. (a)	210,000	2,589
OSI Pharmaceuticals, Inc. (a)	222,000	7,151
Pfizer, Inc.	125,000	4,269
Protein Design Labs, Inc. (a)	337,000	4,711
Regeneron Pharmaceuticals, Inc. (a)	225,000	3,544
Roche Holdings AG - Genusschein	57,000	4,471
Serono S.A.	5,300	3,115
Tanox, Inc. (a)	334,700	5,372
Telik, Inc. (a)	162,000	2,603
Teva Pharmaceutical Industries Ltd. SP - ADR	57,500	3,273
The Medicines Co. (a)	230,000	4,582
Trimeris, Inc. (a)	100,000	4,568
United Therapeutics Corp. (a)	231,700	5,046

		309,435

Technology 2.2%
Chiron Corp. (a)	167,500	7,323

Total Common Stocks (Cost $249,477)		316,758

SHORT-TERM INSTRUMENTS 4.0%

	Principal Amount (000s)	Value (000s)

Repurchase Agreement 4.0%
State Street Bank
0.800% due 07/01/2003	$13,193	$13,193
(Dated 06/30/2003. Collateralized by Freddie Mac 2.000% due 01/21/2005 valued at $13,458. Repurchase proceeds are $13,193.)

Total Short-Term Instruments (Cost $13,193)		13,193

Total Investments 100.1% (Cost $262,670)		$329,951
Other Assets and Liabilities (Net) (0.1%)		(308)

Net Assets 100.0%		$329,643

Notes to Schedule of Investments:

(a) Non-income producing security.

See accompanying notes I 6.30.03 I PIMCO Funds Annual Report	19

Schedule of Investments

RCM Emerging Markets Fund

June 30, 2003

	Shares	Value (000s)

COMMON STOCKS 96.5%
Brazil 12.4%
Banco Bradesco S.A. (a)	9,000	$168
Banco Itau Holding Financeira S.A. (a)	4,000	136
Companhia de Bebidas das Americas SP - ADR	7,000	142
Petroleo Brasileiro S.A. SP - ADR	14,000	277
Tele Norte Leste Participacoes S.A. SP - ADR	21,000	245
Telemig Celular Participacoes ADR	4,500	94
Telesp Celular Particapacoes S.A. ADR	24,400	95

		1,157

China 10.1%
Brilliance China Automotive Holdings Ltd.	208,000	59
CNOOC Ltd.	177,500	259
Guangdong Investment Ltd. (a)	620,000	110
Hainan Meilan Airport Co. ‘H’	250,000	118
Hopewell Holdings Ltd.	52,500	56
PetroChina Co., Ltd. ‘H’	653,000	197
SINA Corp. (a)	4,300	87
Skyworth Digital Holdings Ltd.	546,000	54

		940

Croatia 1.5%
Pliva d.d. SP - GDR ‘S’	10,000	138

Czech Republic 1.8%
Komercni Banka AS	2,300	165

Hungary 1.9%
OTP Bank Rt.	18,500	179

India 9.5%
Bharat Heavy Electricals Ltd. (a)	25,000	145
Cipla Ltd.	5,150	84
Housing Development Finance Corp., Ltd.	20,000	176
Infosys Technology Ltd.	2,650	186
Ranbaxy Laboratories Ltd.	2,000	34
Ranbaxy Laboratories Ltd. SP - GDR	2,000	38
Reliance Industries Ltd.	13,900	97
Satyam Computer Services Ltd. (a)	16,000	66
State Bank of India (a)	7,000	58

		884

Israel 4.3%
Check Point Software Technologies Ltd. (a)	5,900	115
Taro Pharmaceutical Industries Ltd. (a)	1,600	88
Teva Pharmaceutical Industries Ltd. SP - ADR	3,510	200

		403

Malaysia 2.9%
Gamuda Bhd.	59,500	96
Genting Bhd.	23,500	93
O.Y.L. Industries Bhd.	11,800	80

		269

Mexico 8.5%
America Movil S.A. de CV	2,475	46
Grupo Financiero BBVA Bancomer, S.A. de C.V. ‘B’ (a)	150,000	127
Grupo Modelo S.A. de CV ‘C’	115,075	263
Telefonos de Mexico S.A. de C.V. SP - ADR ‘L’	7,000	220
Wal-Mart de Mexico S.A. de C.V. ‘V’	44,400	131

		787

Peru 1.1%
Compania de Minas Buenaventura SP - ADR	3,450	104

Russia 2.9%
LUKOIL SP - ADR	3,350	265

South Africa 7.9%
Anglo American PLC	5,000	$77
AngloGold Ltd.	3,000	95
Gold Fields Ltd. SP - ADR	15,000	183
Impala Platinum Holdings Ltd.	3,600	214
Standard Bank Group Ltd.	37,000	162

		731

South Korea 14.2%
Daishin Securities Co.	7,970	138
Kookmin Bank	3,480	105
Korea Electric Power Corp.	3,530	56
KT Corp.	1,200	47
Poongsan Corp.	19,000	149
POSCO	700	73
Samsung Electronics Co., Ltd.	1,780	529
Samsung Heavy Industries	56,950	228

		1,325

Taiwan 13.8%
Asia Optical Co., Inc. (a)	21,000	109
Basso Industry Corp.	50,000	95
Compal Electronics, Inc.	175,700	236
Hon Hai Precision Industry Co.	33,000	120
MediaTek, Inc.	8,000	80
Taiwan Semiconductor Manufacturing Co., Ltd.	63,704	105
Taiwan Semiconductor Manufacturing Co., Ltd. SP - ADR	12,000	121
Taiwan Styrene Monomer Corp. (a)	175,000	156
United Microelectronics Corp. ADR (a)	10,900	41
Wan Hai Lines Ltd.	110,000	97
Yuanta Core Pacific Securities Co.	240,000	125

		1,285

Thailand 3.7%
Land and Houses Public Co., Ltd.	425,700	89
PTT Exploration & Production Public Co., Ltd.	42,000	162
Siam Cement Public Co.	26,750	95

		346

Total Common Stocks (Cost $7,916)		8,978

Total Investments 96.5% (Cost $7,916)		$8,978
Other Assets and Liabilities (Net) 3.5%		323

Net Assets 100.0%		$9,301

Notes to Schedule of Investments:

(a) Non-income producing security.

20	PIMCO Funds Annual Report I 6.30.03 I See accompanying notes

Schedule of Investments

RCM Europe Fund

June 30, 2003

	Shares	Value (000s)

COMMON STOCKS 92.4%
Belgium 1.9%
Interbrew	21,525	$478

Croatia 1.8%
Pliva d.d. SP - GDR ‘S’	32,500	450

Finland 2.4%
Nokia Oyj SP - ADR	37,125	610

France 15.3%
Accor S.A.	12,500	452
Alcatel Alsthom SP - ADR	14,875	133
Alcatel Telecommunications S.A.	30,650	276
Axa	23,300	362
BNP Paribas S.A.	5,500	279
Business Objects S.A. SP - ADR (a)	10,300	226
L’Oreal S.A.	4,500	317
Orange S.A. (a)	32,325	287
Pernod Ricard	2,025	181
Sanofi-Synthelabo S.A.	6,875	200
Schneider Electric S.A. (a)	9,000	423
TotalFinaElf S.A.	5,000	756

		3,892

Germany 14.2%
Altana AG	9,000	568
Bayerische Motoren Werke AG	12,575	484
Deutsche Bank AG (a)	7,650	496
Deutsche Telekom AG	8,950	136
Porsche AG	1,750	742
Puma AG Rudolf Dassler Sport	4,100	407
SAP AG - SP ADR	26,650	779

		3,612

Greece 1.3%
Greek Organization of Football Prognostics	33,300	340

Hungary 2.2%
OTP Bank Rt.	58,775	568

Ireland 1.7%
Bank of Ireland	35,725	431

Italy 1.9%
Eni SpA	32,500	492

Netherlands 2.5%
ING Group NV	36,900	641

Russia 1.2%
LUKOIL Holding SP - ADR	4,000	316

Spain 3.9%
Banco Popular Espanol S.A.	5,300	268
Inditex	18,375	462
Telefonica S.A.	22,875	266

		996

Switzerland 10.7%
Centerpulse AG (a)	940	253
Credit Suisse Group	45,000	1,184
Nestle S.A.	1,400	289
Novartis AG	14,300	566
Roche Holdings AG - Genusschein	5,550	435

		2,727

United Kingdom 31.4%
BP PLC	40,250	$279
British Sky Broadcasting Group PLC (a)	55,000	609
GlaxoSmithKline PLC	14,825	299
GlaxoSmithKline PLC - ADR	5,000	203
HBOS PLC	61,650	798
Man Group PLC	55,000	1,085
Reckitt Benckiser PLC	59,025	1,083
Rio Tinto PLC	17,500	329
Royal Bank of Scotland Group PLC	28,200	791
Ryanair Holdings (a)	20,375	915
Smith & Nephew PLC	48,575	279
Vodafone Group PLC	200,000	391
Vodafone Group PLC SP - ADR	18,525	364
Wood Group (John) PLC	200,150	595

		8,020

Total Common Stocks (Cost $21,356)		23,573

Total Investments 92.4% (Cost $21,356)		$23,573
Other Assets and Liabilities (Net) 7.6%		1,952

Net Assets 100.0%		$25,525

Notes to Schedule of Investments:

(a) Non-income producing security.

See accompanying notes I 6.30.03 I PIMCO Funds Annual Report	21

Schedule of Investments

RCM Global Healthcare Fund

June 30, 2003

	Shares	Value (000s)

COMMON STOCKS 97.3%
Healthcare 97.3%
Abbott Laboratories	76,900	$3,365
Abgenix, Inc. (a)	76,900	807
Adolor Corp. (a)	56,400	692
Aetna, Inc.	61,000	3,672
Allergan, Inc.	62,400	4,811
Alpharma, Inc. ‘A’	67,000	1,447
Altana AG (a)	55,000	3,470
AmerisourceBergen Corp.	97,900	6,789
Amgen, Inc. (a)	130,900	8,768
Anthem, Inc. (a)	32,500	2,507
Axcan Pharma, Inc. (a)	114,400	1,436
Barr Laboratories, Inc. (a)	27,500	1,801
Biogen, Inc. (a)	76,600	2,911
Biovail Corp. (a)	69,000	3,247
Boston Scientific Corp. (a)	87,700	5,358
Cardinal Health, Inc.	65,900	4,237
Caremark Rx, Inc. (a)	45,000	1,156
Centerpulse AG (a)	6,800	1,830
CTI Molecular Imaging, Inc. (a)	84,700	1,602
CV Therapeutics, Inc. (a)	58,900	1,747
Cytyc Corp. (a)	145,000	1,525
Forest Laboratories, Inc. (a)	67,700	3,707
Genentech, Inc. (a)	75,000	5,409
Gilead Sciences, Inc. (a)	90,500	5,030
IDEC Pharmaceuticals Corp. (a)	62,500	2,125
Johnson & Johnson	125,000	6,462
Kyphon, Inc. (a)	142,100	2,149
Ligand Pharmaceuticals, Inc. (a)	79,500	1,080
McKesson Corp.	85,000	3,038
Medicis Pharmaceutical ‘A’	29,500	1,673
MedImmune, Inc. (a)	49,100	1,786
Medtronic, Inc.	125,000	5,996
Merck & Co., Inc.	183,400	11,105
Millennium Pharmaceuticals, Inc. (a)	64,700	1,018
Mylan Laboratories, Inc.	52,950	1,841
Novartis AG (a)	55,000	2,176
OSI Pharmaceuticals, Inc. (a)	55,900	1,801
Pfizer, Inc.	510,860	17,446
Pharmaceutical Resources, Inc. (a)	61,200	2,978
Roche Holdings AG - Genusschein (a)	43,000	3,373
St. Jude Medical, Inc. (a)	70,700	4,065
Stryker Corp.	70,000	4,856
Teva Pharmaceutical Industries Ltd. SP - ADR	65,500	3,729
Therasense, Inc. (a)	160,600	1,606
UnitedHealth Group, Inc.	52,200	2,623
Varian Medical Systems, Inc. (a)	55,000	3,166
VCA Antech, Inc. (a)	91,000	1,781
Watson Pharmaceuticals, Inc. (a)	37,500	1,514
WellPoint Health Networks, Inc. (a)	41,500	3,498
Wilson Greatbatch Technologies, Inc. (a)	42,000	1,516
Wyeth	129,100	5,881

Total Common Stocks (Cost $151,272)		177,606

SHORT-TERM INSTRUMENTS 2.8%
	Principal Amount (000s)	Value (000s)

Repurchase Agreement 2.8%
State Street Bank
0.800% due 07/01/2003	$5,095	$5,095

(Dated 06/30/2003. Collateralized by Federal Home Loan Bank 1.400% 06/17/2005 valued at $5,200. Repurchase proceeds are $5,095.)
Total Short-Term Instruments (Cost $5,095)		5,095

Total Investments 100.1% (Cost $156,367)		$182,701
Other Assets and Liabilities (Net) (0.1%)		(94)

Net Assets 100.0%		$182,607

Notes to Schedule of Investments:

(a) Non-income producing security.

22	PIMCO Funds Annual Report I 6.30.03 I See accompanying notes

Schedule of Investments

RCM Global Small-Cap Fund

June 30, 2003

	Shares	Value (000s)

COMMON STOCKS 93.2%
Australia 1.9%
Billabong International Ltd.	20,000	$82
Newcrest Mining Ltd.	25,000	128

		210

Bermuda 0.8%
Skyworth Digital Holdings Ltd.	870,000	86

Brazil 0.5%
Telesp Celular Particapacoes S.A. SP - ADR (a)	16,000	62

Canada 2.4%
Kingsway Financial Services, Inc. (a)	6,600	80
Ultra Petroleum Corp. (a)	14,900	192

		272

China 0.5%
Hainan Meilan Airport Co.	125,000	59

Denmark 0.9%
Jyske Bank (a)	2,600	105

Finland 1.3%
Elcoteq Network	5,200	61
TietoEnator Oyj	5,000	84

		145

France 1.5%
Atos Origin S.A. (a)	1,600	55
Havas S.A.	26,000	116

		171

Germany 5.5%
Continental AG	7,400	155
Freenet.de AG (a)	2,500	98
Heidelberger Druckmaschinen AG	5,200	130
Hugo Boss AG	9,300	137
Singulus Technologies AG (a)	3,600	62
Stada Arzneimittel AG	700	45

		627

Hong Kong 0.9%
Hong Kong Exchange & Clearing Ltd.	68,000	99

Italy 1.5%
Merloni Elettrodomestici SpA	6,000	89
Cassa di Risparmio di Firenze	62,000	80

		169

Japan 14.5%
Chugoku Marine Paints Ltd.	28,000	96
D & M Holdings, Inc. (a)	27,000	72
Drake Beam Morin - Japan, Inc.	2,500	79
F.C.C. Co. Ltd.	3,500	83
Fullcast Co., Ltd.	19	89
ITX Corp. (a)	142	93
Japan Aviation Electronics Industry Ltd.	16,000	97
Japan Retail Fund Investment Corp.	12	63
Kyoto Kimono Yuzen Co., Ltd.	20	41
Nissin Co., Ltd.	23,800	99
NOK Corp.	5,000	83
Okinawa Cellular Telephone Co.	25	75
Round One Corp.	29	73
Ryohin Keikaku Co., Ltd.	4,500	115
Sakata Inx Corp.	27,000	90
Sparx Asset Management Co., Ltd.	7	44
Sugi Pharmacy Co.	2,200	90
The Goodwill Group, Inc.	26	102
Thine Electronics Inc.	44	92
USS Co., Ltd.	1,400	71

		1,647

Malaysia 0.5%
O.Y.L. Industries Bhd.	8,400	57

Netherlands 1.9%
James Hardie Industries NV	31,000	$146
Vedior NV - CVA	8,000	72

		218

Philippines 1.4%
Philippine Long Distance Telephone Co. SP - ADR	14,975	161

South Korea 0.9%
Daishin Securities Co.	3,000	52
KEC Corp.	1,200	46

		98

Spain 0.7%
Baron de Ley (a)	2,100	75

Sweden 0.9%
Getinge AB ‘B’	3,600	96

Taiwan 0.5%
Yuanta Core Pacific Securities Co.	105,000	55

United Kingdom 8.7%
Bovis Homes Group PLC	17,500	123
Dialog Semiconductor PLC (a)	27,500	50
EasyJet PLC (a)	25,000	95
ICAP PLC	7,500	141
Informa Group PLC	35,000	135
Kingston Communications PLC (a)	70,000	67
Luminar PLC	20,500	154
Misys PLC	22,000	93
Woolworths Group PLC	200,000	124

		982

United States 45.5%
Affiliated Managers Group, Inc. (a)	2,760	168
Alliance Data Systems Corp. (a)	4,200	98
American Capital Strategies Ltd.	2,200	55
Amylin Pharmaceuticals, Inc. (a)	2,760	60
aQuantive, Inc. (a)	6,600	69
Career Education Corp. (a)	1,990	136
Cooper Cos., Inc.	2,435	85
Cost Plus, Inc. (a)	3,300	118
CTI Molecular Imaging, Inc. (a)	5,295	100
Cymer, Inc. (a)	2,765	89
Dot Hill Systems Corp. (a)	5,530	72
Electronics Boutique Holdings Corp. (a)	5,530	128
Enterasys Networks, Inc. (a)	11,000	33
Evergreen Resources, Inc. (a)	2,430	132
FormFactor, Inc. (a)	1,558	28
Fossil, Inc. (a)	4,415	104
Fred’s Inc.	3,310	123
Gen-Probe, Inc. (a)	3,200	131
GlobespanVirata, Inc. (a)	9,940	82
Grey Wolf, Inc. (a)	50,870	206
ICON PLC SP - ADR (a)	3,000	95
Knight Trading Group, Inc. (a)	8,855	55
Knight Transportation, Inc. (a)	4,860	121
Kroll, Inc. (a)	6,520	176
K-V Pharmaceutical Co. (a)	4,420	123
ManTech International Corp. (a)	6,630	127
Maxtor Corp. (a)	8,595	65
Medicis Pharmaceutical ‘A’	1,550	88
MicroStrategy, Inc. (a)	985	36
National-Oilwell, Inc. (a)	6,625	146
Neurocrine Biosciences, Inc. (a)	1,545	77
Nextel Partners, Inc. (a)	8,800	64
NPS Pharmaceuticals, Inc. (a)	2,765	67
NS Group, Inc. (a)	11,030	108
OSI Pharmaceuticals, Inc. (a)	3,870	125
Performance Food Group Co. (a)	1,925	71
Pinnacle Systems, Inc. (a)	9,965	107
Pride International, Inc. (a)	5,525	104
Prosperity Bancshares, Inc.	3,850	74
Red Hat, Inc. (a)	4,430	$34
Renal Care Group, Inc. (a)	2,440	86
SINA Corp. (a)	3,000	61
Sterling Bancshares, Inc.	6,635	87
Taro Pharmaceutical Industries (a)	2,320	127
The Cheesecake Factory, Inc. (a)	3,300	118
The Gymboree Corp. (a)	7,700	129
Trex Co., Inc. (a)	1,545	61
United PanAm Financial Corp. (a)	7,295	89
VCA Antech, Inc. (a)	12,150	238
Waste Connections, Inc. (a)	1,775	62
Wilson Greatbatch Technologies, Inc. (a)	3,860	139
Wintrust Financial Corp.	2,760	82

		5,159

Total Common Stocks (Cost $8,765)		10,553

SHORT-TERM INSTRUMENTS 6.2%

	Principal Amount (000s)

Repurchase Agreement 6.2%
State Street Bank
0.800% due 07/01/2003	$704	704

(Dated 06/30/2003. Collateralized by Fannie Mae 1.760% due 05/27/2005 valued at $722. Repurchase proceeds are $704.)
Total Short-Term Instruments (Cost $704)		704

Total Investments 99.4% (Cost $9,469)		$11,257
Other Assets and Liabilities (Net) 0.6%		73

Net Assets 100.0%		$11,330

Notes to Schedule of Investments:

(a) Non-income producing security.

See accompanying notes I 6.30.03 I PIMCO Funds Annual Report	23

Schedule of Investments

RCM Global Technology Fund

June 30, 2003

	Shares	Value (000s)

COMMON STOCKS 96.1%
Capital Goods 0.9%
Tyco International Ltd.	142,090	$2,698

Communications 4.5%
Alcatel Alsthom SP - ADR	784,930	7,025
Nokia Oyj SP - ADR	279,540	4,593
Sonus Networks, Inc. (a)	312,210	1,570

		13,188

Consumer Discretionary 2.7%
Amazon.com, Inc. (a)	143,720	5,244
Canon, Inc.	61,240	2,810

		8,054

Consumer Services 4.1%
eBay, Inc. (a)	115,570	12,040

Consumer Staples 0.2%
CDW Corp. (a)	10,000	458

Financial & Business Services 2.8%
Accenture Ltd. (a)	34,850	630
Doubleclick, Inc. (a)	249,600	2,309
iShares NASDAQ Biotechnology Index Fund	76,520	5,126

		8,065

Healthcare 1.2%
Gilead Sciences, Inc. (a)	62,370	3,467

Technology 79.7%
Affiliated Computer Services, Inc. ‘A’ (a)	77,440	3,541
ALPS Electric Co., Ltd.	15,000	192
Amdocs Ltd. (a)	520,840	12,500
Apple Computer, Inc. (a)	15,100	289
BEA Systems, Inc. (a)	29,000	315
Broadcom Corp. ‘A’ (a)	112,440	2,801
Brocade Communications Systems, Inc. (a)	323,310	1,904
Business Objects S.A. SP - ADR (a)	91,890	2,017
Cisco Systems, Inc. (a)	161,930	2,686
Cognizant Technology Solutions Corp. (a)	62,490	1,522
Computer Sciences Corp. (a)	9,870	376
Cymer, Inc. (a)	4,900	157
Cypress Semiconductor Corp. (a)	336,380	4,037
Dell Computer Corp. (a)	142,110	4,542
EMC Corp. (a)	588,340	6,160
Emulex Corp. (a)	21,400	487
Expedia, Inc. (a)	72,420	5,553
Foundry Networks, Inc. (a)	172,960	2,491
GlobespanVirata, Inc. (a)	36,400	300
Hewlett-Packard Co.	511,980	10,905
IBM Corp.	12,420	1,025
Integrated Circuit Systems, Inc. (a)	5,000	157
Intel Corp.	124,700	2,592
InterActive Corp. (a)	165,620	6,554
Jabil Circuit, Inc. (a)	10,190	225
Juniper Networks, Inc. (a)	265,550	3,285
KLA-Tencor Corp. (a)	4,420	206
Mabuchi Motor Co. Ltd.	1,700	130
Marvell Technology Group Ltd. (a)	297,450	10,223
Maxim Integrated Products, Inc.	6,250	214
Mercury Interactive Corp. (a)	76,780	2,964
Microchip Technology, Inc.	21,070	516
Microsoft Corp.	95,100	2,436
MicroStrategy, Inc. (a)	34,350	1,251
Monster Worldwide, Inc. (a)	125,380	2,474
National Semiconductor Corp. (a)	217,890	4,297
Netease.com, Inc. (a)	20,630	752
NetFlix, Inc.	78,300	2,001
NetIQ Corp. (a)	94,840	1,466
Netscreen Technologies, Inc. (a)	105,710	2,384
Network Appliance, Inc. (a)	281,260	$4,559
Network Associates, Inc. (a)	363,710	4,612
NS Solutions Corp.	3,500	131
Opsware, Inc. (a)	354,000	1,423
Oracle Corp. (a)	300,830	3,616
QLogic Corp. (a)	56,860	2,748
QUALCOMM, Inc.	15,400	551
Red Hat, Inc. (a)	771,810	5,843
Retek Inc.	191,740	1,227
Samsung Electronics Ltd. SP - GDR	1,980	295
SAP AG	188,720	5,514
Sharp Corp.	105,000	1,348
Siebel Systems, Inc. (a)	246,330	2,350
SINA Corp. (a)	375,640	7,637
Softbank Corp.	249,200	4,721
Sohu.com, Inc. (a)	405,320	13,846
Sun Microsystems, Inc. (a)	62,400	287
Symantec Corp. (a)	8,880	390
Symbol Technologies, Inc.	184,350	2,398
Taiwan Semiconductor Manufacturing Co. Ltd. SP - ADR (a)	641,500	6,466
TDK Corp.	4,100	203
T-Online (a)	59,020	610
UTStarcom, Inc. (a)	444,570	15,813
VeriSign, Inc. (a)	507,840	7,023
VERITAS Software Corp. (a)	258,210	7,403
Vignette Corp. (a)	1,387,980	2,887
Yahoo Japan Corp. (a)	846	13,739
Yahoo, Inc. (a)	243,720	7,984

		233,551

Total Common Stocks (Cost $184,763)		281,521

SHORT-TERM INSTRUMENTS 4.1%

	Principal Amount (000s)

Repurchase Agreement 4.1%
State Street Bank
0.800% due 07/01/2003	$12,093	12,093

(Dated 06/30/2003. Collateralized by Fannie Mae 0.000% due 08/13/2003 valued at $12,338. Repurchase proceeds are $12,093.)
Total Short-Term Instruments (Cost $12,093)		12,093

Total Investments 100.2% (Cost $196,856)		$293,614
Written Options (b) (0.0%) (Premiums $9)		(5)
Other Assets and Liabilities (Net) (0.2%)		(540)

Net Assets 100.0%		$293,069

Notes to Schedule of Investments (amounts in thousands, except number of contracts and shares):

(a) Non-income producing security.

(b) Premiums received on written options:

Type	# of Contracts	Premium	Value

Call - CBOE Qualcomm, Inc.
Strike @ 40.000 Exp. 07/2003	33	$1	$0
Call - CBOE Microsoft Corp.
Strike @ 27.500 Exp. 07/2003	40	1	1
Call - CBOE Hewlett Packard Co.
Strike @ 25.000 Exp. 07/2003	240	1	1
Call - CBOE KLA Tencor Corp.
Strike @ 50.000 Exp. 07/2003	44	3	2
Call - CBOE Nokia Corp.
Strike @ 17.500 Exp. 07/2003	75	3	1

		$9	$5

(c) Short sales open at June 30, 2003 were as follows:

Type	Shares	Value	Proceeds

Nortel Networks Corp.	23,500	$63	$64

24	PIMCO Funds Annual Report I 6.30.03 I See accompanying notes

Schedule of Investments

RCM International Growth Equity Fund

June 30, 2003

	Shares	Value (000s)

COMMON STOCKS 95.3%
Australia 3.2%
Amcor Ltd.	141,175	$769
The News Corporation Ltd.	117,475	882
Westpac Banking Corp. Ltd.	44,500	485

		2,136

Bermuda 0.8%
Accenture Ltd. (a)	27,500	497

Brazil 1.1%
Petroleo Brasileiro S.A. SP - ADR	35,000	692

Canada 5.0%
EnCana Corp.	21,150	805
Loblaw Cos., Ltd.	16,475	752
Royal Bank of Canada	10,300	435
Shoppers Drug Mart Corp. (a)(b)	35,200	674
Suncor Energy, Inc.	35,300	658

		3,324

China 2.5%
Cathay Pacific Airways Ltd.	260,000	350
China Mobile (Hong Kong) Ltd.	141,500	334
CNOOC Ltd.	658,000	962

		1,646

Finland 1.6%
Nokia Corp.	65,900	1,085

France 10.4%
Accor S.A.	20,025	724
Axa	41,825	649
BNP Paribas S.A.	13,825	702
Essilor International S.A.	12,100	487
L’Oreal S.A.	10,375	731
Pernod Ricard	5,375	480
Sanofi-Synthelabo S.A.	11,800	691
Schneider Electric S.A.	14,075	662
TotalFinaElf S.A.	9,400	1,421
Vinci (a)	4,675	315

		6,862

Germany 7.3%
Adidas-Salomon AG	3,700	316
Altana AG (a)	15,925	1,005
Deutsche Telekom AG (a)	32,900	502
Porsche AG	2,050	869
Puma AG Rudolf Dassler Sport	6,775	673
SAP AG	8,000	943
SAP AG - SP ADR	7,000	205
Schering AG	6,575	321

		4,834

Greece 0.6%
Greek Organization of Football Prognostics	41,160	420

Hong Kong 0.7%
Hong Kong Exchange & Clearing Ltd.	340,000	493

Ireland 1.5%
Bank of Ireland	84,775	1,023

Israel 1.9%
Teva Pharmaceutical Industries Ltd. SP - ADR	22,500	1,281

Italy 2.0%
Eni SpA	63,825	965
Telecom Italia SpA	37,475	339

		1,304

Japan 16.0%
Bridgestone Corp.	61,000	828
Credit Saison Co. Ltd.	32,800	538
KDDI Corp.	235	910
Keyence Corp.	2,100	385
Kyocera Corp.	10,400	$595
Mabuchi Motor Co. Ltd.	5,700	436
Marui Co. Ltd.	32,700	291
Mitsui & Co., Ltd.	164,000	822
Nippon Unipac Holding	140	547
Nomura Holdings, Inc.	57,000	723
Orix Corp.	6,600	365
Ricoh Co. Ltd.	28,000	457
Shiseido Co. Ltd.	37,000	360
SMC Corp.	4,200	354
Takeda Chemical Industries	11,800	435
Tokyo Broadcasting System, Inc.	70,000	853
Toppan Printing Co. Ltd.	66,000	473
Tostem Inax Holding Corp.	43,000	619
Toyota Motor Corp.	23,600	611

		10,602

Mexico 0.8%
Grupo Modelo S.A. de CV ‘C’	240,375	549

Netherlands 2.9%
ING Group NV	63,425	1,102
Koninklijke KPN NV (a)	117,325	831

		1,933

South Africa 0.9%
Impala Platinum Holdings Ltd.	9,600	570

South Korea 2.4%
KT Corp.	2,000	78
KT Corp. SP - ADR	11,100	219
Samsung Electronics Co., Ltd. (a)	4,350	1,293

		1,590

Spain 2.6%
Banco Popular Espanol S.A.	13,375	676
Inditex	14,475	364
Telefonica S.A.	58,175	675

		1,715

Switzerland 6.9%
Credit Suisse Group	51,775	1,363
Nestle S.A.	3,450	712
Novartis AG	20,500	811
Roche Holdings AG - Genusschein	12,800	1,004
UBS AG	11,725	652

		4,542

United Kingdom 20.7%
Alliance Unichem PLC	42,425	347
AstraZeneca PLC	10,400	417
BHP Billiton PLC	118,050	621
BP PLC	92,150	639
British Sky Broadcasting Group PLC (a)	84,700	939
Centrica PLC	112,400	326
Diageo PLC	44,550	476
GlaxoSmithKline PLC	89,275	1,802
HBOS PLC	79,225	1,026
Man Group PLC	42,500	839
Rank Group PLC	80,025	329
Reckitt Benckiser PLC	91,125	1,672
Rio Tinto PLC	32,850	618
Royal Bank of Scotland Group PLC	48,300	1,355
Shell Transport & Trading Co., PLC	98,350	649
Smith & Nephew PLC	62,525	359
Vodafone Group PLC	657,150	1,285

		13,699

United States 3.5%
Alcatel Alsthom SP - ADR	70,975	635
Biovail Corp. (a)	13,825	651
Daewoo Shipbuilding & Marine (a)	19,475	323
Sohu.com, Inc. (a)	19,825	677

		2,286

Total Common Stocks (Cost $59,864)		63,083

SHORT-TERM INSTRUMENTS 2.1%

	Principal Amount (000s)	Value (000s)

Repurchase Agreement 2.1%
State Street Bank
0.800% due 07/01/2003	$1,391	$1,391

(Dated 06/30/2003. Collateralized by Federal Home Loan Bank 1.690% valued at $1,423. Repurchase proceeds are $1,391.)
Total Short-Term Instruments (Cost $1,391)		1,391

Total Investments 97.4% (Cost $61,255)		$64,474
Other Assets and Liabilities (Net) 2.6%		1,732

Net Assets 100.0%		$66,206

Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing security.

(b) Indicates a fair valued security which has not been valued utilizing an independent quote and which is valued pursuant to guidelines established by the Trustees. The aggregate value of fair valued securities is $674 which is 1.02% of net assets.

See accompanying notes I 6.30.03 I PIMCO Funds Annual Report	25

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income from Investment Operations
NACM Global Fund
Class A
07/19/2002 - 06/30/2003	$10.00	$(0.06	)(a)	$1.80	(a)	$1.74
Class B
07/19/2002 - 06/30/2003	10.00	(0.12	)(a)	1.79	(a)	1.67
Class C
07/19/2002 - 06/30/2003	10.00	(0.12	)(a)	1.78	(a)	1.66
NACM International Fund
Class A
07/19/2002 - 06/30/2003	$10.00	$0.05	(a)	$0.38	(a)	$0.43
Class B
07/19/2002 - 06/30/2003	10.00	0.02	(a)	0.31	(a)	0.33
Class C
07/19/2002 - 06/30/2003	10.00	0.11	(a)	0.25	(a)	0.36
NACM Pacific Rim Fund
Class A
07/31/2002 - 06/30/2003	$6.86	$0.02	(a)	$(0.60	)(a)	$(0.58)
Class B
07/31/2002 - 06/30/2003	6.86	0.00	(a)	(0.60	)(a)	(0.60)
Class C
07/31/2002 - 06/30/2003	6.86	(0.05	)(a)	(0.58	)(a)	(0.63)
RCM Biotechnology Fund
Class A
06/30/2003	$15.97	$(0.26	)(a)	$5.53	(a)	$5.27
02/05/2002 - 06/30/2002	23.47	(0.11	)(a)	(7.39	)(a)	(7.50)
Class B
06/30/2003	15.92	(0.38	)(a)	5.48	(a)	5.10
02/05/2002 - 06/30/2002	23.47	(0.15	)(a)	(7.40	)(a)	(7.55)
Class C
06/30/2003	15.92	(0.39	)(a)	5.49	(a)	5.10
02/05/2002 - 06/30/2002	23.47	(0.15	)(a)	(7.40	)(a)	(7.55)
RCM Emerging Markets Fund
Class A
06/30/2003	$10.14	$(0.04	)(a)	$0.07	(a)	$0.03
02/05/2002 - 06/30/2002	10.34	0.04	(a)	(0.24	)(a)	(0.20)
Class B
06/30/2003	10.11	(0.12	)(a)	0.08	(a)	(0.04)
02/05/2002 - 06/30/2002	10.34	(0.01	)(a)	(0.22	)(a)	(0.23)
Class C
06/30/2003	10.11	(0.11	)(a)	0.08	(a)	(0.03)
02/05/2002 - 06/30/2002	10.34	(0.01	)(a)	(0.22	)(a)	(0.23)
RCM Europe Fund
Class A
06/30/2003	$7.26	$0.04	(a)	$(0.74	)(a)	$(0.70)
02/05/2002 - 06/30/2002	7.34	(0.05	)(a)	(0.03	)(a)	(0.08)
Class B
06/30/2003	7.23	(0.02	)(a)	(0.65	)(a)	(0.67)
02/05/2002 - 06/30/2002	7.34	(0.02	)(a)	(0.09	)(a)	(0.11)
Class C
06/30/2003	7.23	0.01	(a)	(0.69	)(a)	(0.68)
02/05/2002 - 06/30/2002	7.34	(0.01	)(a)	(0.10	)(a)	(0.11)

* Annualized

(a) Per share amounts based on average number of shares outstanding during the period.

(b) Ratio of expenses to average net assets excluding interest expense is 1.95%.

(c) Ratio of expenses to average net assets excluding interest expense is 2.70%.

(d) Ratio of expenses to average net assets excluding interest expense is 2.50%.

(e) Ratio of expenses to average net assets excluding interest expense is 2.40%.

(f) If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 14.43%.

(g) Ratio of expenses to average net assets excluding trustees’ expense is 1.60%.

(h) Ratio of expenses to average net assets excluding trustees’ expense is 2.35%.

26	PIMCO Funds Annual Report I 6.30.03 I See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
NACM Global Fund
Class A
07/19/2002 - 06/30/2003	$(0.03)	$0.00	$0.00	$(0.03)	$11.71	17.48%	$61	1.55	%(m)*	(0.56	)%*	260%
Class B
07/19/2002 - 06/30/2003	(0.03)	0.00	0.00	(0.03)	11.64	16.69	40	2.30	(n)*	(1.18	)*	260
Class C
07/19/2002 - 06/30/2003	0.00	0.00	0.00	0.00	11.66	16.61	79	2.30	(o)*	(1.15	)*	260
NACM International Fund
Class A
07/19/2002 - 06/30/2003	$(0.14)	$0.00	$0.00	$(0.14)	$10.29	4.40%	$48	1.65	%(p)*	0.50	%*	157%
Class B
07/19/2002 - 06/30/2d003	(0.12)	0.00	0.00	(0.12)	10.21	3.43	118	2.40	(q)*	0.22	*	157
Class C
07/19/2002 - 06/30/2003	(0.17)	0.00	0.00	(0.17)	10.19	3.75	719	2.40	(f)*	1.20	*	157
NACM Pacific Rim Fund
Class A
07/31/2002 - 06/30/2003	$0.00	$0.00	$0.00	$0.00	$6.28	(8.45)%	$168	1.89	%(k)*	0.29	%*	264%
Class B
07/31/2002 - 06/30/2003	0.00	0.00	0.00	0.00	6.26	(8.75)	79	2.64	(l)*	(0.08	)*	264
Class C
07/31/2002 - 06/30/2003	0.00	0.00	0.00	0.00	6.23	(9.18)	141	2.64	(l)*	(1.03	)*	264
RCM Biotechnology Fund
Class A
06/30/2003	$0.00	$0.00	$0.00	$0.00	$21.24	33.00%	$4,616	1.61	%(g)	(1.45)%		145%
02/05/2002 - 06/30/2002	0.00	0.00	0.00	0.00	15.97	(31.96)	484	1.60	*	(1.42	)*	76
Class B
06/30/2003	0.00	0.00	0.00	0.00	21.02	32.04	1,949	2.36	(h)	(2.20)		145
02/05/2002 - 06/30/2002	0.00	0.00	0.00	0.00	15.92	(32.17)	328	2.35	*	(2.13	)*	76
Class C
06/30/2003	0.00	0.00	0.00	0.00	21.02	32.04	3,935	2.36	(h)	(2.19)		145
02/05/2002 - 06/30/2002	0.00	0.00	0.00	0.00	15.92	(32.17)	448	2.35	*	(2.13	)*	76
RCM Emerging Markets Fund
Class A
06/30/2003	$(0.16)	$0.00	$0.00	$(0.16)	$10.01	0.39%	$447	2.17	%(i)	(0.40)%		246%
02/05/2002 - 06/30/2002	0.00	0.00	0.00	0.00	10.14	(1.93)	118	2.02	(b)*	0.92	*	136
Class B
06/30/2003	(0.10)	0.00	0.00	(0.10)	9.97	(0.33)	261	2.98	(j)	(1.28)		246
02/05/2002 - 06/30/2002	0.00	0.00	0.00	0.00	10.11	(2.22)	94	2.70	(c)*	(0.21	)*	136
Class C
06/30/2003	(0.10)	0.00	0.00	(0.10)	9.98	(0.24)	933	2.98	(j)	(1.20)		246
02/05/2002 - 06/30/2002	0.00	0.00	0.00	0.00	10.11	(2.22)	438	2.76	(c)*	(0.08	)*	136
RCM Europe Fund
Class A
06/30/2003	$0.00	$0.00	$0.00	$0.00	$6.56	(9.64)%	$1,361	2.01	%(r)	0.62%		203%
02/05/2002 - 06/30/2002	0.00	0.00	0.00	0.00	7.26	(1.09)	71	5.27	(r)*	(1.69	)*	215
Class B
06/30/2003	0.00	0.00	0.00	0.00	6.56	(9.27)	62	2.62	(d)	(0.28)		203
02/05/2002 - 06/30/2002	0.00	0.00	0.00	0.00	7.23	(1.50)	15	3.27	(d)*	(0.51	)*	215
Class C
06/30/2003	0.00	0.00	0.00	0.00	6.55	(9.40)	46	2.77	(d)	0.21		203
02/05/2002 - 06/30/2002	0.00	0.00	0.00	0.00	7.23	(1.50)	25	3.53	(d)*	(0.48	)*	215

(i) Ratio of expenses to average net assets excluding tax, trustees’ and interest expense is 1.95%.

(j) Ratio of expenses to average net assets excluding tax, trustees’ and interest expense is 2.70%.

(k) Ratio of expenses to average net assets excluding tax and interest expense is 1.85%.

(l) Ratio of expenses to average net assets excluding tax and interest expense is 2.60%.

(m) If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 30.13%.

(n) If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 16.95%.

(o) If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 26.95%.

(p) If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 8.02%.

(q) If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 14.19%.

(r) Ratios of expenses to average net assets excluding interest expense is 1.75%.

See accompanying notes I 6.30.03 I PIMCO Funds Annual Report	27

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income from Investment Operations
RCM Global Healthcare Fund
Class A
06/30/2003	$16.24	$(0.14	)(a)	$2.54	(a)	$2.40
02/05/2002 - 06/30/2002	19.17	(0.07	)(a)	(2.86	)(a)	(2.93)
Class B
06/30/2003	16.19	(0.26	)(a)	2.50	(a)	2.24
02/05/2002 - 06/30/2002	19.17	(0.12	)(a)	(2.86	)(a)	(2.98)
Class C
06/30/2003	16.20	(0.26	)(a)	2.50	(a)	2.24
02/05/2002 - 06/30/2002	19.17	(0.12	)(a)	(2.85	)(a)	(2.97)

RCM Global Small-Cap Fund
Class A
06/30/2003	$13.24	$(0.09	)(a)	$0.40	(a)	$0.31
02/05/2002 - 06/30/2002	13.10	(0.03	)(a)	0.17	(a)	0.14
Class B
06/30/2003	13.20	(0.17	)(a)	0.42	(a)	0.25
02/05/2002 - 06/30/2002	13.10	(0.06	)(a)	0.16	(a)	0.10
Class C
06/30/2003	13.19	(0.17	)(a)	0.42	(a)	0.25
02/05/2002 - 06/30/2002	13.10	(0.07	)(a)	0.16	(a)	0.09

RCM Global Technology Fund
Class A
06/30/2003	$20.66	$(0.26	)(a)	$4.09	(a)	$3.83
02/05/2002 - 06/30/2002	27.40	(0.13	)(a)	(6.61	)(a)	(6.74)
Class B
06/30/2003	20.59	(0.41	)(a)	4.04	(a)	3.63
02/05/2002 - 06/30/2002	27.40	(0.20	)(a)	(6.61	)(a)	(6.81)
Class C
06/30/2003	20.60	(0.41	)(a)	4.01	(a)	3.60
02/05/2002 - 06/30/2002	27.40	(0.19	)(a)	(6.61	)(a)	(6.80)

RCM International Growth Equity Fund
Class A
06/30/2003	$8.33	$0.06	(a)	$(0.92	)(a)	$(0.86)
02/05/2002 - 06/30/2002	8.32	0.04	(a)	(0.03	)(a)	0.01
Class B
06/30/2003	8.30	0.00	(a)	(0.90	)(a)	(0.90)
02/05/2002 - 06/30/2002	8.32	0.01	(a)	(0.03	)(a)	(0.02)
Class C
06/30/2003	8.30	0.00	(a)	(0.90	)(a)	(0.90)
02/05/2002 - 06/30/2002	8.32	0.01	(a)	(0.03	)(a)	(0.02)

* Annualized

(a) Per share amounts based on average number of shares outstanding during the period.

(b) Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.45%.

(c) Ratio of expenses to average net assets excluding trustees’ and interest expense is 2.60%.

(d) Ratio of expenses to average net assets excluding interest expense is 1.85%.

(e) Ratio of expenses to average net assets excluding interest expense is 2.60%.

28	PIMCO Funds Annual Report I 6.30.03 I See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
RCM Global Healthcare Fund
Class A
06/30/2003	$0.00	$0.00	$0.00	$0.00	$18.64	14.78%	$4,892	1.60%		(0.89)%		151%
02/05/2002 - 06/30/2002	0.00	0.00	0.00	0.00	16.24	(15.28)	730	1.60	*	(1.06	)*	145
Class B
06/30/2003	0.00	0.00	0.00	0.00	18.43	13.84	3,684	2.35		(1.65)		151
02/05/2002 - 06/30/2002	0.00	0.00	0.00	0.00	16.19	(15.54)	849	2.35	*	(1.75	)*	145
Class C
06/30/2003	0.00	0.00	0.00	0.00	18.44	13.83	3,051	2.35		(1.66)		151
02/05/2002 - 06/30/2002	0.00	0.00	0.00	0.00	16.20	(15.49)	922	2.35	*	(1.78	)*	145
RCM Global Small-Cap Fund
Class A
06/30/2003	$0.00	$0.00	$0.00	$0.00	$13.55	2.34%	$683	1.86	%(j)	(0.78)%		183%
02/05/2002 - 06/30/2002	0.00	0.00	0.00	0.00	13.24	1.07	179	1.87	(d)*	(0.48	)*	326
Class B
06/30/2003	0.00	0.00	0.00	0.00	13.45	1.89	546	2.62	(c)	(1.44)		183
02/05/2002 - 06/30/2002	0.00	0.00	0.00	0.00	13.20	0.76	53	2.62	(e)*	(1.13	)*	326
Class C
06/30/2003	0.00	0.00	0.00	0.00	13.44	1.90	965	2.62	(e)	(1.48)		183
02/05/2002 - 06/30/2002	0.00	0.00	0.00	0.00	13.19	0.69	419	2.63	(e)*	(1.28	)*	326
RCM Global Technology Fund
Class A
06/30/2003	$0.00	$0.00	$0.00	$0.00	$24.49	18.54%	$28,449	1.76	%(i)	(1.32)%		237%
02/05/2002 - 06/30/2002	0.00	0.00	0.00	0.00	20.66	(24.60)	710	1.75	*	(1.45	)*	343
Class B
06/30/2003	0.00	0.00	0.00	0.00	24.22	17.63	1,651	2.50		(2.08)		237
02/05/2002 - 06/30/2002	0.00	0.00	0.00	0.00	20.59	(24.85)	146	2.50	*	(2.18	)*	343
Class C
06/30/2003	0.00	0.00	0.00	0.00	24.20	17.48	2,244	2.50		(2.08)		237
02/05/2002 - 06/30/2002	0.00	0.00	0.00	0.00	20.60	(24.82)	298	2.50	*	(2.15	)*	343
RCM International Growth Equity Fund
Class A
06/30/2003	$(0.06)	$0.00	$0.00	$(0.06)	$7.41	(10.28)%	$8,521	1.51	%(b)	0.87%		86%
02/05/2002 - 06/30/2002	0.00	0.00	0.00	0.00	8.33	0.12	6,283	1.76	(f)*	1.08	*	261
Class B
06/30/2003	(0.03)	0.00	0.00	(0.03)	7.37	(10.86)	3,272	2.27	(h)	(0.05)		86
02/05/2002 - 06/30/2002	0.00	0.00	0.00	0.00	8.30	(0.24)	4,245	2.49	(g)*	0.27	*	261
Class C
06/30/2003	(0.03)	0.00	0.00	(0.03)	7.37	(10.85)	29,581	2.27	(h)	(0.05)		86
02/05/2002 - 06/30/2002	0.00	0.00	0.00	0.00	8.30	(0.24)	37,463	2.49	(g)*	0.27	*	261

(f) Ratio of expenses to average net assets excluding interest and non-recurring charge expense is 1.45%

(g) Ratio of expenses to average net assets excluding interest and non-recurring charge expense is 2.20%.

(h) Ratio of expenses to average net assets excluding trustees’ and interest expense is 2.20%.

(i) Ratio of expenses to average net assets excluding interest expense is 1.75%.

(j) Ratio of expenses to average net assets excluding trustees’ expense is 1.85%.

See accompanying notes I 6.30.03 I PIMCO Funds Annual Report	29

Statements of Assets and Liabilities

June 30, 2003

Amounts in thousands, except per share amounts	NACM Global Fund	NACM International Fund
Assets:
Investments, at value	$1,339	$3,872
Cash	0	1
Foreign currency, at value	0	3
Receivable for investments sold	1	4
Receivable for Fund shares sold	9	12
Interest and dividends receivable	1	9
Manager reimbursement receivable	84	84
Other assets	0	0

	1,434	3,985

Liabilities:
Payable for investments purchased	$20	$6
Payable for short sale	0	0
Due to Custodian	8	0
Written options outstanding	0	0
Payable for Fund shares redeemed	0	0
Accrued investment advisory fee	1	2
Accrued administration fee	0	2
Accrued distribution fee	0	1
Accrued servicing fee	0	0
Other liabilities	48	49

	77	60

Net Assets	$1,357	$3,925

Net Assets Consist of:
Paid in capital	$1,173	$3,782
Undistributed net investment income	27	1
Accumulated undistributed net realized (loss)	(2)	(218)
Net unrealized appreciation	159	360

	$1,357	$3,925

Net Assets:
Class A	$61	$48
Class B	40	118
Class C	79	719
Other Classes	1,177	3,040

Shares Issued and Outstanding:
Class A	5	5
Class B	3	12
Class C	7	71

Net Asset Value and Redemption Price* Per Share (Net Assets Per Share Outstanding)
Class A	$11.71	$10.29
Class B	11.64	10.21
Class C	11.66	10.19

Cost of Investments Owned	$1,180	$3,512

Cost of Foreign Currency Held	$0	$3

* With respect to the A, B and C Classes, the redemption price varies by the length of time the shares are held.

30	PIMCO Funds Annual Report I 6.30.03 I See accompanying notes

Amounts in thousands, except per share amounts	NACM Pacific Rim Fund	RCM Biotechnology Fund	RCM Emerging Markets Fund	RCM Europe Fund	RCM Global Healthcare Fund	RCM Global Small-Cap Fund	RCM Global Technology Fund	RCM International Growth Equity Fund
Assets:
Investments, at value	$5,981	$329,951	$8,978	$23,573	$182,701	$11,257	$293,614	$64,474
Cash	0	0	0	0	86	4	0	1,303
Foreign currency, at value	64	0	776	1,790	0	18	14	628
Receivable for investments sold	0	2,644	0	0	1,197	94	1,410	183
Receivable for Fund shares sold	22	1,016	139	1,147	372	186	1,309	1,784
Interest and dividends receivable	10	50	21	128	89	6	54	279
Manager reimbursement receivable	0	0	0	0	0	0	0	0
Other assets	7	0	0	0	0	0	0	0

	6,084	333,661	9,914	26,638	184,445	11,565	296,401	68,651

Liabilities:
Payable for investments purchased	$76	$1,806	$199	$0	$995	$163	$112	$3
Payable for short sale	0	0	0	0	0	0	63	0
Due to Custodian	0	0	383	981	0	0	0	0
Written options outstanding	0	0	0	0	0	0	5	0
Payable for Fund shares redeemed	0	1,775	3	92	609	58	2,783	2,345
Accrued investment advisory fee	4	244	7	17	115	8	217	27
Accrued administration fee	3	122	4	12	79	4	113	35
Accrued distribution fee	0	3	1	0	4	1	2	20
Accrued servicing fee	0	68	1	4	36	1	36	10
Other liabilities	4	0	15	7	0	0	1	5

	87	4,018	613	1,113	1,838	235	3,332	2,445

Net Assets	$5,997	$329,643	$9,301	$25,525	$182,607	$11,330	$293,069	$66,206

Net Assets Consist of:
Paid in capital	$8,981	$741,845	$11,362	$44,967	$233,167	$24,945	$848,327	$211,115
Undistributed net investment income	0	0	7	0	0	0	0	514
Accumulated undistributed net realized (loss)	(3,445)	(479,486)	(3,120)	(21,669)	(76,896)	(15,404)	(652,020)	(148,664)
Net unrealized appreciation	461	67,284	1,052	2,227	26,336	1,789	96,762	3,241

	$5,997	$329,643	$9,301	$25,525	$182,607	$11,330	$293,069	$66,206

Net Assets:
Class A	$168	$4,616	$447	$1,361	$4,892	$683	$28,449	$8,521
Class B	79	1,949	261	62	3,684	546	1,651	3,272
Class C	141	3,935	933	46	3,051	965	2,244	29,581
Other Classes	5,609	319,143	7,660	24,056	170,980	9,136	260,725	24,832

Shares Issued and Outstanding:
Class A	27	217	45	208	262	50	1,162	1,150
Class B	13	93	26	9	200	41	68	444
Class C	23	187	94	7	166	72	93	4,014

Net Asset Value and Redemption Price* Per Share (Net Assets Per Share Outstanding)
Class A	$6.28	$21.24	$10.01	$6.56	$18.64	$13.55	$24.49	$7.41
Class B	6.26	21.02	9.97	6.56	18.43	13.45	24.22	7.37
Class C	6.23	21.02	9.98	6.55	18.44	13.44	24.20	7.37

Cost of Investments Owned	$5,517	$262,670	$7,916	$21,356	$156,367	$9,469	$196,856	$61,255

Cost of Foreign Currency Held	$64	$0	$772	$1,783	$0	$18	$14	$620

See accompanying notes I 6.30.03 I PIMCO Funds Annual Report	31

Statements of Operations

For the year or period ended June 30, 2003

Amounts in thousands	NACM Global Fund	NACM International Fund
Investment Income:
Interest	$1	$4
Dividends, net of foreign taxes	10	66
Miscellaneous income	0	0
Total Income	11	70

Expenses:
Investment advisory fees	7	20
Administration fees	4	15
Transfer agent fees	0	0
Distribution fees - Class B	0	0
Distribution fees - Class C	0	1
Servicing fees - Class A	0	0
Servicing fees - Class B	0	0
Servicing fees - Class C	0	0
Distribution and/or servicing fees - Other Classes	0	0
Audit fees	0	0
Custodian fees	0	0
Trustees’ fees	0	0
Organization costs	84	84
Interest expense	0	0
Tax expense	0	0
Miscellaneous expense	0	0
Total Expenses	95	120
Reimbursement by Manager	(84)	(84)
Net Expenses	11	36

Net Investment Income	0	34

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	25	(287)
Net realized gain (loss) on options	0	(1)
Net realized gain on foreign currency transactions	5	87
Net change in unrealized appreciation (depreciation) on investments	159	360
Net change in unrealized appreciation on options	0	0
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0
Net Gain (Loss)	189	159

Net Increase (Decrease) in Assets Resulting from Operations	$189	$193

32	PIMCO Funds Annual Report I 6.30.03 I See accompanying notes

	NACM Pacific Rim Fund	RCM Biotechnology Fund	RCM Emerging Markets Fund	RCM Europe Fund	RCM Global Healthcare Fund	RCM Global Small-Cap Fund	RCM Global Technology Fund	RCM International Growth Equity Fund
Investment Income:
Interest	$4	$194	$0	$35	$71	$6	$240	$67
Dividends, net of foreign taxes	166	230	100	561	920	89	758	1,671
Miscellaneous income	1	0	0	4	19	0	19	4
Total Income	171	424	100	600	1,010	95	1,017	1,742

Expenses:
Investment advisory fees	74	2,476	60	212	1,216	96	2,195	416
Administration fees	39	1,238	35	145	836	51	1,136	510
Transfer agent fees	1	0	0	0	0	0	0	0
Distribution fees - Class B	0	5	1	0	13	2	4	25
Distribution fees - Class C	0	7	4	1	12	5	7	227
Servicing fees - Class A	0	4	1	2	5	1	39	20
Servicing fees - Class B	0	2	1	0	4	0	1	8
Servicing fees - Class C	0	2	1	0	4	2	2	75
Distribution and/or servicing fees - Other Classes	0	680	4	53	367	12	310	24
Audit fees	7	0	0	0	0	0	0	0
Custodian fees	21	0	0	0	0	0	0	0
Trustees’ fees	0	17	0	2	10	1	14	5
Organization costs	0	0	0	0	0	0	0	0
Interest expense	1	1	9	49	0	1	4	62
Tax expense	2	0	3	0	0	0	0	0
Miscellaneous expense	2	0	0	0	0	0	0	0
Total Expenses	147	4,432	119	464	2,467	171	3,712	1,372
Reimbursement by Manager	(28)	0	0	0	0	0	0	0
Net Expenses	119	4,432	119	464	2,467	171	3,712	1,372

Net Investment Income	52	(4,008)	(19)	136	(1,457)	(76)	(2,695)	370

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	(1,980)	(128,710)	(473)	(8,550)	(26,534)	(1,954)	(57,870)	(35,481)
Net realized gain (loss) on options	0	(841)	0	0	(567)	0	502	0
Net realized gain on foreign currency transactions	412	2,382	6	3,989	1,640	423	1,551	13,604
Net change in unrealized appreciation (depreciation) on investments	(318)	208,247	1,012	2,667	47,114	1,596	98,103	7,273
Net change in unrealized appreciation on options	0	0	0	0	0	0	132	0
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	2	2	9	37	1	0	(2)	(116)
Net Gain (Loss)	(1,884)	81,080	554	(1,857)	21,654	65	42,416	(14,720)

Net Increase (Decrease) in Assets Resulting from Operations	$(1,832)	$77,072	$535	$(1,721)	$20,197	$(11)	$39,721	$(14,350)

See accompanying notes I 6.30.03 I PIMCO Funds Annual Report	33

Statements of Changes in Net Assets

Amounts in thousands	NACM Global Fund	NACM International Fund	NACM Pacific Rim Fund			RCM Biotechnology Fund
Increase (Decrease) in Net Assets from:	Period from July 19, 2002 to June 30, 2003	Period from July 19, 2002 to June 30, 2003	Year Ended June 30, 2003	Period from April 1, 2002 to June 30, 2002	Year Ended March 31, 2002	Year Ended June 30, 2003	Year Ended June 30, 2002
Operations:
Net investment income (loss)	$0	$34	$52	$0	$71	$(4,008)	$(7,136)
Net realized gain (loss)	30	(201)	(1,568)	560	(1,826)	(127,169)	(272,273)
Net change in unrealized appreciation (depreciation)	159	360	(316)	(423)	1,290	208,249	(39,826)

Net increase (decrease) resulting from operations	189	193	(1,832)	137	(465)	77,072	(319,235)

Distributions to Shareholders:
From net investment income
Class A	0	0	0	0	0	0	0
Class B	0	0	0	0	0	0	0
Class C	0	(1)	0	0	0	0	0
Other Classes	(5)	(49)	(68)	0	0	0	0
From net realized capital gains
Class A	0	0	0	0	0	0	0
Class B	0	0	0	0	0	0	0
Class C	0	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0	0

Total Distributions	(5)	(50)	(68)	0	0	0	0

Fund Share Transactions:
Receipts for shares sold
Class A	59	432	455	0	0	5,925	620
Class B	36	188	786	0	0	2,008	403
Class C	85	719	1,233	0	0	3,645	535
Other Classes	1,003	2,925	5,020	432	10,805	54,046	223,238
Issued in reorganization
Class A	0	0	0	0	0	0	0
Class B	0	0	0	0	0	0	0
Class C	0	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0	0
Issued as reinvestment of distributions
Class A	0	0	0	0	0	0	0
Class B	0	0	0	0	0	0	0
Class C	0	1	0	0	0	0	0
Other Classes	5	49	68	0	0	0	0
Cost of shares redeemed
Class A	0	(390)	(297)	0	0	(2,141)	(51)
Class B	0	(71)	(724)	0	0	(575)	(18)
Class C	(11)	(44)	(1,113)	0	0	(421)	(9)
Other Classes	(4)	(27)	(9,106)	(423)	(937)	(104,443)	(371,369)
Net increase (decrease) resulting from Fund share transactions	1,173	3,782	(3,678)	9	9,868	(41,956)	(146,651)

Fund Redemption Fee	0	0	0	0	0	51	0

Total Increase (Decrease) in Net Assets	1,357	3,925	(5,578)	146	9,403	35,167	(465,886)

Net Assets:
Beginning of period	0	0	11,575	11,429	2,026	294,476	760,362
End of period*	$1,357	$3,925	$5,997	$11,575	$11,429	$329,643	$294,476
*Including undistributed (overdistributed) net investment income of:	$27	$1	$0	$86	$82	$0	$0

34	PIMCO Funds Annual Report I 6.30.03 I See accompanying notes

	RCM Emerging Markets Fund		RCM Europe Fund		RCM Global Healthcare Fund		RCM Global Small Cap Fund		RCM Global Technology Fund		RCM International Growth Equity Fund
	Year Ended June 30, 2003	Year Ended June 30, 2002	Year Ended June 30, 2003	Year Ended June 30, 2002	Year Ended June 30, 2003	Year Ended June 30, 2002	Year Ended June 30, 2003	Year Ended June 30, 2002	Year Ended June 30, 2003	Year Ended June 30, 2002	Year Ended June 30, 2003	Year Ended June 30, 2002
Operations:
Net investment income (loss)	$(19)	$33	$136	$(314)	$(1,457)	$(2,020)	$(76)	$(189)	$(2,695)	$(3,763)	$370	$294
Net realized gain (loss)	(467)	(1,361)	(4,561)	(11,469)	(25,461)	(33,716)	(1,531)	(1,853)	(55,817)	(142,215)	(21,877)	(60,492)
Net change in unrealized appreciation (depreciation)	1,021	711	2,704	4,241	47,115	(16,699)	1,596	(1,139)	98,233	(25,901)	7,157	26,511

Net increase (decrease) resulting from operations	535	(617)	(1,721)	(7,542)	20,197	(52,435)	(11)	(3,181)	39,721	(171,879)	(14,350)	(33,687)

Distributions to Shareholders:
From net investment income
Class A	(13)	0	0	0	0	0	0	0	0	0	(69)	0
Class B	(1)	0	0	0	0	0	0	0	0	0	(13)	0
Class C	(5)	0	0	0	0	0	0	0	0	0	(120)	0
Other Classes	(23)	(58)	0	0	0	0	0	0	0	0	(348)	(2,751)
From net realized capital gains
Class A	0	0	0	0	0	0	0	0	0	0	0	0
Class B	0	0	0	0	0	0	0	0	0	0	0	0
Class C	0	0	0	0	0	0	0	0	0	0	0	0
Other Classes	0	0	0	(202)	0	(7,044)	0	0	0	0	0	0

Total Distributions	(42)	(58)	0	(202)	0	(7,044)	0	0	0	0	(550)	(2,751)

Fund Share Transactions:
Receipts for shares sold
Class A	11,270	798	44,771	215	4,833	823	18,115	224	54,900	975	119,039	23,429
Class B	790	128	202	15	2,631	1,008	964	196	1,600	178	732	296
Class C	5,203	565	2,117	26	2,496	1,089	961	575	3,757	451	15,343	2,612
Other Classes	12,008	49,559	62,808	239,313	46,877	114,119	3,492	92,508	90,051	251,861	66,276	687,151
Issued in reorganization
Class A	0	0	0	0	0	0	0	0	0	0	0	5,478
Class B	0	0	0	0	0	0	0	0	0	0	0	4,614
Class C	0	0	0	0	0	0	0	0	0	0	0	41,982
Other Classes	0	0	0	0	0	0	0	0	0	0	0	24,449
Issued as reinvestment of distributions
Class A	2	0	0	0	0	0	0	0	0	0	57	0
Class B	1	0	0	0	0	0	0	0	0	0	11	0
Class C	5	0	0	0	0	0	0	0	0	0	106	0
Other Classes	21	34	0	159	0	6,815	0	0	0	0	284	2,463
Cost of shares redeemed
Class A	(11,063)	(671)	(43,845)	(144)	(1,267)	(20)	(17,747)	(39)	(32,404)	(139)	(117,545)	(22,372)
Class B	(628)	(26)	(153)	0	(244)	(30)	(509)	(137)	(340)	(9)	(1,223)	(382)
Class C	(4,732)	(80)	(2,134)	0	(753)	(73)	(482)	(136)	(2,226)	(119)	(19,076)	(4,574)
Other Classes	(12,927)	(48,684)	(64,420)	(252,841)	(61,126)	(135,812)	(6,309)	(104,626)	(129,340)	(277,130)	(122,130)	(782,892)
Net increase (decrease) resulting from Fund share transactions	(50)	1,623	(654)	(13,257)	(6,553)	(12,081)	(1,515)	(11,435)	(14,002)	(23,932)	(58,126)	(17,746)

Fund Redemption Fee	2	0	235	0	20	0	12	0	35	0	313	0

Total Increase (Decrease) in Net Assets	445	948	(2,140)	(21,001)	13,664	(71,560)	(1,514)	(14,616)	25,754	(195,811)	(72,713)	(54,184)

Net Assets:
Beginning of period	8,856	7,908	27,665	48,666	168,943	240,503	12,844	27,460	267,315	463,126	138,919	193,103
End of period*	$9,301	$8,856	$25,525	$27,665	$182,607	$168,943	$11,330	$12,844	$293,069	$267,315	$66,206	$138,919
* Including undistributed(overdistributed) net investment income of:	$7	$12	$0	$0	$0	$(77)	$0	$0	$0	$0	$514	$715

See accompanying notes I 6.30.03 I PIMCO Funds Annual Report	35

Notes to Financial Statements

June 30, 2003

1. Organization

PIMCO Funds: Multi-Manager Series (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of forty-four separate investment funds (the “Funds”). The Trust may offer up to seven classes of shares: Institutional, Administrative, A, B, C, D and R. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the A, B and C Classes (the “Retail Classes”) of the Trust. Certain detailed financial information for the Institutional, Administrative, D and R Classes (the “Other Classes”) is provided separately and is available upon request.

Effective February 1, 2002, the Dresdner RCM Global Funds, Inc. were reorganized as a newly created series of the Trust based on shareholder approval received at a Special Meeting of Stockholders held on December 5, 2001, as adjourned and reconvened on December 19, 2001, January 16, 2002, and January 30, 2002. As a result of the reorganizations, PIMCO Advisors Fund Management LLC now serves as the Funds’ investment adviser while Dresdner RCM Global Investors LLC continues to be responsible for the Funds’ day-to-day investment decisions as a sub-advisor. The Board of Directors approved a change in the fiscal year-end of the Dresdner RCM Global Funds, Inc., for both financial and tax accounting purposes, from December 31st to June 30th.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The market value for NASDAQ National Market and SmallCap securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Fixed income securities, including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Certain securities for which daily market quotations are not readily available may be valued pursuant to guidelines established by the Board of Trustees. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Funds may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Foreign Currency. The accounting records of the Funds are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net long-term capital gains earned by a Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

36	PIMCO Funds Annual Report I 6.30.03

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges. Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class.

Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for federal income taxes has been made.

Foreign Taxes on Dividends. Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: NACM Global Fund - $884; NACM International Fund - $8,126; NACM Pacific Rim Fund - $22,264; RCM Biotechnology Fund - $7,004; RCM Emerging Markets Fund - $9,202; RCM Europe - $61,160; RCM Global Healthcare Fund - $14,344; RCM Global Small-Cap Fund - $9,776; RCM Global Technology Fund - $52,635; and RCM International Growth Equity Fund - $173,976.

Options Contracts. Certain Funds may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in a Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

Securities Lending. Certain Funds may engage in security lending. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loan, each such Fund will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Security lending income is disclosed as such in the Statements of Operations. The collateral for securities on loan is recognized in the Statements of Assets and Liabilities. The cash collateral is maintained on the Funds’ behalf by the lending agent and is invested in the State Street Navigator Securities Lending Prime Portfolio. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially.

Repurchase Agreements. Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. PIMCO Advisors Fund Management LLC (PIMCO Advisors) is an indirect subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets of the Fund. The Advisory Fee is charged at the annual rate of 0.50% for the RCM International Growth Equity Fund; 0.70% for the NACM Global and NACM International Funds; 0.80% for the RCM Europe and RCM Global Healthcare Funds; 0.90% for the NACM Pacific Rim and RCM Biotechnology Funds; 0.95% for the RCM Global Technology Fund; and 1.00% for RCM Emerging Markets and RCM Global Small-Cap Funds.

Each of the Funds also have a sub-advisor, which under the supervision of PIMCO Advisors, directs the investments of the Fund’s assets. The advisory fees received by the Adviser are paid in all or in part to the sub-advisors in accordance with the portfolio management agreements.

Administration Fee. The Adviser provides administration services to the Trust for which it receives from each Fund a monthly administration fee based on each share class’ average daily net assets. The Administration Fee for the A, B and C Classes is charged at the annual rate of 0.45% for RCM Biotechnology

6.30.03 | PIMCO Funds Annual Report	37

Notes to Financial Statements (Cont.)

June 30, 2003

Fund; 0.55% for the RCM Global Technology and RCM Global Healthcare Funds; 0.60% for the NACM Global and RCM Global Small-Cap Funds; 0.70% for all other Funds. The Administration Fee rate for each Fund is subject to a reduction of 0.05% per year on average daily net assets attributable in the aggregate to the Fund’s Class A, B and C shares in excess of $2.5 billion. The Administration Fee for the Institutional and Administrative Classes is charged at the annual rate of 0.40% for the NACM Global, RCM Global Small-Cap and RCM Global Technology Funds; and 0.50% for all other Funds. The Administration Fee for Class D is charged at the annual rate of 0.45% for the RCM Biotechnology Fund; 0.50% for the NACM International Fund; 0.55% for the RCM Global Healthcare and RCM Global Technology Funds; 0.60% for the RCM Global Small-Cap Fund; and 0.70% for all other Funds. The Administration Fee for Class R is charged at the annual rate of 0.60% for the NACM Global Fund; and 0.70% for the NACM International Fund.

Redemption Fee. Investors in Institutional Class, Administrative Class and Class D shares of the Funds will be subject to a “Redemption Fee” on redemptions and exchanges of up to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 30 days of their acquisition (i.e., beginning on the 31st day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges. A new 30 day time period will begin with each acquisition of shares through a purchase or exchange. Redemption fees, if any, are recorded as additions to paid in capital in the Statements of Changes in Net Assets.

The Funds’ Redemption Fee rates are as follows:

Fund	Rate

RCM Biotechnology and RCM Global Healthcare Funds	1.00%
All other Funds	2.00%

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Funds’ Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees.

Redemptions and exchanges by shareholders that are investing through qualified retirement plans such as 401(k) plans will not be subject to the Redemption Fee. In addition, redemptions and exchanges by shareholders that are investing through financial institutions (for example, through broker-dealer omnibus accounts) that have not agreed to assess the Redemption Fees against such shareholders will not be subject to Redemption Fees. The Trust may eliminate or modify these waivers at any time.

Distribution and Servicing Fees. PIMCO Advisors Distributors LLC (PAD) is an indirect wholly-owned subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse PAD on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to PAD was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of June 30, 2003.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R Classes of the Trust, the Trust compensates PAD or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C, D and R Classes. The Trust paid PAD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee (%)	Servicing Fee (%)

Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

PAD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the period ended June 30, 2003, PAD received $369,916 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is also responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO Advisors or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO Advisors

38	PIMCO Funds Annual Report I 6.30.03

or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above. PIMCO Advisors has agreed to waive a portion of the NACM Global, NACM International and RCM Europe Funds’ advisory fees and administration fees to the extent that the payment of each Fund’s pro rata share of Trustee fees and organizational expenses cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.49 basis points as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to class):

	Inst’l Class	Admin. Class	Class A	Class B	Class C	Class D	Class R

NACM Global Fund	1.10%	1.35%	1.55%	2.30%	2.30%	1.55%	1.80%
NACM Int’l Fund	1.20%	1.45%	1.65%	2.40%	2.40%	1.65%	1.90%
RCM Europe Fund	1.35%	—	—	—	—	1.60%	—

PIMCO Advisors may be reimbursed for these waived amounts in future periods, not to exceed three years.

Each unaffiliated Trustee receives a quarterly retainer of $14,250, plus $3,000 for each Board of Trustees meeting attended ($1,500 if the meeting is attended by telephone), and $1,500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. The Chairman of the Audit and Performance Committees receives an additional annual retainer of $3,000, the Chairman of the Independent Trustees receives an additional annual retainer of $7,000, and each Vice Chairman of the Independent Trustees receives an additional annual retainer of $4,000. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with extraordinary Fund activities or circumstances, the Trustee shall be compensated for such services at the rate of $2,000 per day, plus reimbursement of reasonable expenses. Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1997, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets.

4. Reorganization

PIMCO NACM Pacific Rim Fund reorganized on July 15, 2002, when the Nicholas-Applegate Pacific Rim Fund (the “NACM Fund”) reorganized into a corresponding Fund of PIMCO Funds: Multi-Manager Series, a Massachusetts business trust. The NACM Fund transferred substantially all of its assets and liabilities in exchange for Institutional Class shares of the PIMCO NACM Pacific Rim Fund. Prior to July 15, 2002, the NACM Fund bore expenses incurred specifically on its behalf plus an allocation of its share of the Nicholas-Applegate Institutional Funds.

5. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2003, were as follows (amounts in thousands):

	Non-U.S. Government/Agency
	Purchases	Sales

NACM Global Fund	$3,869	$2,719
NACM International Fund	7,952	4,352
NACM Pacific Rim Fund	20,819	24,509
RCM Biotechnology Fund	381,759	420,805
RCM Emerging Markets Fund	14,812	14,952
RCM Europe Fund	52,602	54,076
RCM Global Healthcare Fund	223,764	231,700
RCM Global Small-Cap Fund	17,321	19,409
RCM Global Technology Fund	516,573	507,139
RCM International Growth Equity Fund	71,343	129,604

6. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

	RCM Global Healthcare Fund	RCM Global Technology Fund
	Premium

Balance at 06/30/2002	$0	$1,721
Sales	28	12,056
Closing Buys	(28)	(9,443)
Expirations	0	(4,325)
Exercised	0	0

Balance at 06/30/2003	$0	$9

6.30.03 | PIMCO Funds Annual Report	39

Notes to Financial Statements (Cont.)

June 30, 2003

7. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	NACM Global Fund		NACM International Fund		NACM Pacific Rim Fund
	Period from 07/19/2002 to 06/30/2003		Period from 07/19/2002 to 06/30/2003		Year Ended 06/30/2003		Period from 04/01/2002 to 06/30/2002		Year Ended 03/31/2002
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Class A	5	$59	45	$432	77	$455	0	$0	0	$0

Class B	3	36	19	188	137	786	0	0	0	0

Class C	8	85	75	719	212	1,233	0	0	0	0

Other Classes	100	1,003	293	2,925	880	5,020	57	432	1,429	10,805

Issued as reinvestment of distributions
Class A	0	0	0	0	0	0	0	0	0	0

Class B	0	0	0	0	0	0	0	0	0	0

Class C	0	0	0	1	0	0	0	0	0	0

Other Classes	0	5	5	49	9	68	0	0	0	0

Cost of shares redeemed
Class A	0	0	(40)	(390)	(50)	(297)	0	0	0	0

Class B	0	0	(7)	(71)	(124)	(724)	0	0	0	0

Class C	(1)	(11)	(4)	(44)	(189)	(1,113)	0	0	0	0

Other Classes	0	(4)	(3)	(27)	(1,585)	(9,106)	(55)	(423)	(138)	(937)

Net increase (decrease) resulting from Fund share transactions	115	$1,173	383	$3,782	(633)	$(3,678)	2	$9	1,291	$9,868

	RCM Global Small-Cap Fund				RCM Global Technology Fund				RCM International Growth Equity Fund
	Year Ended 06/30/2003		Year Ended 06/30/2002		Year Ended 06/30/2003		Year Ended 06/30/2002		Year Ended 06/30/2003		Year Ended 06/30/2002
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Class A	1,588	$18,115	16	$224	2,752	$54,900	41	$975	17,081	$119,039	2,751	$23,429

Class B	82	964	14	196	79	1,600	7	178	106	732	34	296

Class C	81	961	42	575	200	3,757	20	451	2,193	15,343	309	2,612

Other Classes	285	3,492	6,918	92,508	4,610	90,051	9,193	251,861	9,359	66,276	75,567	687,151

Issued in reorganization
Class A	0	0	0	0	0	0	0	0	0	0	618	5,478

Class B	0	0	0	0	0	0	0	0	0	0	521	4,614

Class C	0	0	0	0	0	0	0	0	0	0	4,737	41,982

Other Classes	0	0	0	0	0	0	0	0	0	0	2,749	24,449

Issued as reinvestment of distributions
Class A	0	0	0	0	0	0	0	0	8	57	0	0

Class B	0	0	0	0	0	0	0	0	2	11	0	0

Class C	0	0	0	0	0	0	0	0	15	106	0	0

Other Classes	0	0	0	0	0	0	0	0	41	284	268	2,463

Cost of shares redeemed
Class A	(1,551)	(17,747)	(3)	(39)	(1,624)	(32,404)	(7)	(139)	(16,693)	(117,545)	(2,615)	(22,372)

Class B	(45)	(509)	(10)	(137)	(18)	(340)	0	(9)	(175)	(1,223)	(44)	(382)

Class C	(41)	(482)	(10)	(136)	(121)	(2,226)	(6)	(119)	(2,707)	(19,076)	(533)	(4,574)

Other Classes	(534)	(6,309)	(7,695)	(104,626)	(6,866)	(129,340)	(10,492)	(277,130)	(16,997)	(122,130)	(85,132)	(782,892)

Net (decrease) resulting from Fund share transactions	(135)$	(1,515)	(728)$	(11,435)	(988)$	(14,002)	(1,244)$	(23,932)	(7,767)$	(58,126)	(770)$	(17,746)

40	PIMCO Funds Annual Report I 6.30.03 I See accompanying notes

	RCM Biotechnology Fund				RCM Emerging Markets Fund				RCM Europe Fund				RCM Global Healthcare Fund
	Year Ended 06/30/2003		Year Ended 06/30/2002		Year Ended 06/30/2003		Year Ended 06/30/2002		Year Ended 06/30/2003		Year Ended 06/30/2002		Year Ended 06/30/2003		Year Ended 06/30/2002
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Class A	305	$5,925	33	$620	1,229	$11,270	71	$798	7,437	$44,771	30	$215	299	$4,833	46	$823

Class B	103	2,008	22	403	85	790	11	128	32	202	2	15	162	2,631	54	1,008

Class C	182	3,645	29	535	574	5,203	50	565	348	2,117	4	26	155	2,496	61	1,089

Other Classes	2,934	54,046	9,029	223,238	1,317	12,008	4,695	49,559	10,093	62,808	30,645	239,313	2,909	46,877	5,842	114,119

Issued as reinvestment of distributions
Class A	0	0	0	0	0	2	0	0	0	0	0	0	0	0	0	0

Class B	0	0	0	0	0	1	0	0	0	0	0	0	0	0	0	0

Class C	0	0	0	0	0	5	0	0	0	0	0	0	0	0	0	0

Other Classes	0	0	0	0	2	21	4	34	0	0	20	159	0	0	336	6,815

Cost of shares redeemed
Class A	(118)	(2,141)	(3)	(51)	(1,196)	(11,063)	(59)	(671)	(7,238)	(43,845)	(21)	(144)	(80)	(1,267)	(1)	(20)

Class B	(31)	(575)	(1)	(18)	(68)	(628)	(2)	(26)	(25)	(153)	0	0	(16)	(244)	(2)	(30)

Class C	(24)	(421)	0	(9)	(523)	(4,732)	(7)	(80)	(345)	(2,134)	0	0	(46)	(753)	(4)	(73)

Other Classes	(6,274)	(104,443)	(16,177)	(371,369)	(1,376)	(12,927)	(4,603)	(48,684)	(10,291)	(64,420)	(32,196)	(252,841)	(3,975)	(61,126)	(7,046)	(135,812)

Net (decrease) resulting from Fund share transactions	(2,923)	$(41,956)	(7,068)	$(146,651)	44	$(50)	160	$1,623	11	$(654)	(1,516)	$(13,257)	(592)	$(6,553)	(714)	$(12,081)

8. Federal Income Tax Matters

As of June 30, 2003, the components of distributable taxable earnings were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation/ (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities(1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses(2)	Post-October Deferral(3)
NACM Global Fund	$27	$0	$0	$0	$0	$0
NACM International Fund	14	0	0	0	(88)	(131)
NACM Pacific Rim Fund	0	0	0	0	(1,654)	(1,710)
RCM Biotechnology Fund	0	0	3	0	(458,348)	0
RCM Emerging Markets Fund	50	0	(10)	0	(3,015)	0
RCM Europe Fund	0	0	10	0	(21,362)	0
RCM Global Healthcare Fund	0	0	2	0	(72,163)	0
RCM Global Small-Cap Fund	0	0	0	0	(15,365)	0
RCM Global Technology Fund	0	0	(665)	0	(646,612)	0
RCM International Growth Equity Fund	597	0	25	0	(144,654)	0

(1) Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain options, and foreign currency transactions.

(2) Capital loss carryovers, including acquired capital loss carryovers which may be limited under current tax laws, expire in varying amounts through June 30, 2011.

(3) Capital losses realized during the period November 1, 2002 through June 30, 2003 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

See accompanying notes I 6.30.03 I PIMCO Funds Annual Report	41

Notes to Financial Statements (Cont.)

June 30, 2003

8. Federal Income Tax Matters (Cont.)

As of June 30, 2003, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(4)
NACM Global Fund	$1,182	$174	$(17)	$157
NACM International Fund	3,524	382	(34)	348
NACM Pacific Rim Fund	5,601	541	(161)	380
RCM Biotechnology Fund	283,808	61,040	(14,897)	46,143
RCM Emerging Markets Fund	8,064	972	(58)	914
RCM Europe Fund	21,663	2,051	(141)	1,910
RCM Global Healthcare Fund	161,100	23,704	(2,103)	21,601
RCM Global Small-Cap Fund	9,507	1,859	(109)	1,750
RCM Global Technology Fund	201,595	93,849	(1,830)	92,019
RCM International Growth Equity Fund	65,351	3,427	(4,304)	(877)

(4) Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals and PFIC mark-to-market adjustments for federal income tax purposes.

As of fiscal year ended June 30, 2003, the Funds made the following tax basis distributions (amounts in thousands):

	Ordinary Income Distributions(5)	Long-Term Capital Gains Distributions	Return of Capital
NACM Global Fund	$5	$0	$0
NACM International Fund	50	0	0
NACM Pacific Rim Fund	68	0	0
RCM Biotechnology Fund	0	0	0
RCM Emerging Markets Fund	42	0	0
RCM Europe Fund	0	0	0
RCM Global Healthcare Fund	0	0	0
RCM Global Small-Cap Fund	0	0	0
RCM Global Technology Fund	0	0	0
RCM International Growth Equity Fund	550	0	0

(5) Includes short-term capital gains.

Certain net operating losses have been reclassified from undistributed net investment income to paid in capital to more appropriately conform financial accounting to tax accounting.

9. Reorganization

The Acquiring Fund, as listed below, acquired the assets and certain liabilities of the Acquired Fund, also listed below, in a tax-free exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization dated December 5, 2001, approved by the Acquired Fund’s shareholders (shares and amounts in thousands):

Acquiring Fund	Acquired Fund	Date	Shares Issued by Acquiring Fund	Value of Shares Issued by Acquiring Fund	Total Net Assets of Acquired Fund	Total Net Assets of Acquiring Fund	Total Net Assets of Acquiring Fund After Acquisition	Acquired Fund’s Unrealized (Depreciation)

RCM International Growth Equity Fund	Select International Fund	3/15/2002	8,625	$76,523	$76,523	$85,668	$162,191	$(7,433)

42	PIMCO Funds Annual Report I 6.30.03

Report of Independent Auditors

To the Trustees and Class A, B and C Shareholders of the PIMCO Funds: Multi-Manager Series

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Class A, B and C shares presents fairly, in all material respects, the financial position of the NACM Global Fund, NACM International Fund, NACM Pacific Rim Fund, RCM Biotechnology Fund, RCM Emerging Markets Fund, RCM Europe Fund, RCM Global Healthcare Fund, RCM Global Small-Cap Fund, RCM Global Technology Fund and RCM International Growth Equity Fund, (10 funds of the PIMCO Fund: Multi-Manager Series, hereafter referred to as the “Funds”) at June 30, 2003, the results of each of their operations, the changes in each of their net assets and the financial highlights of the Funds for the Class A, B and C shares for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 2003 by correspondence with the custodian and counterparties, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

August 22, 2003

6.30.03 | PIMCO Funds Annual Report	43

Federal Income Tax Information (unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s fiscal year end (June 30, 2003) regarding the status of qualified dividend income for individuals, the dividend received deduction for corporations, and the foreign tax credit.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended June 30, 2003 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2003:

NACM Global Fund	0.00%
NACM International Fund	0.00%
NACM Pacific Rim Fund	0.00%
RCM Emerging Markets Fund	0.00%
RCM International Growth Equity Fund	0.00%

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of Fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s fiscal 2003 ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below:

NACM Global Fund	67.84%
NACM Pacific Rim Fund	1.65%

44	PIMCO Funds Annual Report I 6.30.03

Foreign Tax Credit. The following Funds have elected to pass through the credit for taxes paid in foreign countries. The foreign income and foreign tax per share outstanding on June 30, 2003 are as follows:

	RCM Europe Fund		RCM Emerging Markets Fund		RCM International Growth Equity Fund		NACM International Fund		NACM Pacific Rim Fund
Country	Gross Foreign Dividends	Foreign Tax	Gross Foreign Dividends	Foreign Tax	Gross Foreign Dividends	Foreign Tax	Gross Foreign Dividends	Foreign Tax	Gross Foreign Dividends	Foreign Tax
Australia	—	—	—	—	0.01095	0.00027	0.00769	0.00001	0.00792	—
Belgium	—	—	—	—	—	—	0.00125	0.00019	—	—
Bermuda	0.00092	—	—	—	—	—	—	—	0.00257	—
Brazil	—	—	0.01633	0.00128	0.00410	0.00054	0.00601	0.00027	—	—
Canada	—	—	—	—	0.00123	0.00018	0.00556	0.00083	—	—
Cayman Islands	—	—	—	—	—	—	0.00012	—	0.00022	—
China	—	—	—	—	—	—	0.00127	—	0.00499	—
Croatia	0.00390	0.00058	0.00515	0.00077	—	—	—	—	—	—
Czech Republic	—	—	0.00057	0.00009	—	—	—	—	—	—
Denmark	—	—	—	—	—	—	0.00307	0.00046	—	—
Finland	0.00407	0.00061	—	—	0.00258	0.00039	0.00190	0.00029	—	—
France	0.03679	0.00209	—	—	0.03168	0.00168	0.01081	0.00070	—	—
Germany	0.01629	0.00244	—	—	0.01025	0.00154	0.00694	0.00082	—	—
Greece	0.00899	—	—	—	0.00430	—	—	—	—	—
Hong Kong	—	—	0.01672	0.00030	0.01181	—	0.00925	—	0.02962	—
India	—	—	0.00905	0.00138	—	—	—	—	0.00115	0.00024
Indonesia	—	—	—	—	—	—	—	—	0.02681	0.00402
Ireland	0.00382	—	—	—	0.00353	—	0.00342	0.00068	—	—
Israel	—	—	0.00084	0.00016	0.00080	0.00015	0.00058	0.00011	—	—
Italy	0.00735	0.00110	—	—	0.01319	0.00174	0.01248	0.00130	—	—
Japan	—	—	—	—	0.01469	0.00177	0.01109	0.00137	0.05818	0.00758
Malaysia	—	—	0.00542	0.00152	—	—	—	—	0.00163	0.00046
Mexico	—	—	0.01184	—	0.00104	—	0.00011	—	—	—
Netherlands	0.00564	0.00085	—	—	0.00896	0.00134	0.01419	0.00213	—	—
Netherlands Antilles	—	—	—	—	—	—	0.00055	—	—	—
Norway	—	—	—	—	—	—	0.00299	0.00045	—	—
Peru	—	—	0.00190	0.00003	—	—	—	—	—	—
Russia	0.00262	0.00039	0.00877	0.00139	—	—	0.00308	0.00034	—	—
Singapore	—	—	—	—	0.00147	0.00032	0.00477	0.00105	0.01414	0.00311
South Africa	—	—	0.02101	—	—	—	—	—	—	—
South Korea	—	—	0.00759	0.00127	0.00553	0.00092	0.00722	0.00119	0.03775	0.00626
Spain	0.00479	0.00072	—	—	0.00399	0.00060	0.00456	0.00068	—	—
Sweden	—	—	—	—	—	—	0.00911	0.00137	—	—
Switzerland	0.00893	0.00134	—	—	0.00865	0.00130	0.00762	0.00114	—	—
Taiwan	—	—	0.00776	0.00154	—	—	—	—	0.01857	0.00371
Thailand	—	—	0.00471	0.00019	—	—	—	—	0.00373	0.00037
United Kingdom	0.05881	0.00588	0.00174	0.00011	0.06815	0.00677	0.05879	0.00588	—	—

The pass-through of foreign tax credit will affect only shareholders on the dividend record date in December 2003.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2004, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2003.

6.30.03 | PIMCO Funds Annual Report	45

Trustees and Officers of PIMCO Funds: Multi-Manager Series (unaudited)

The chart below identifies the Trustees and Officers of the Trust. The “interested” Trustee defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

Trustees of the Trust

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee

Stephen J. Treadway* (56) Chairman of the Board and Trustee	05/1997 to present	Managing Director, ADAM of America L.P.; Managing Director and Chief Executive Officer, PIMCO Advisors Distributors LLC (“PAD”); and Managing Director and Chief Executive Officer, PIMCO Advisors Fund Management LLC (PIMCO Advisors).	44	Chairman, or Chairman and Trustee, thirteen Funds advised by PIMCO Advisors.

Independent Trustees

E. Philip Cannon (62) Trustee	03/2000 to present	President, Houston Zoo, Inc.; Proprietor, Cannon & Company. Formerly, Headmaster, St. John’s School, Houston, Texas.	114	Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Variable Insurance Trust.

Donald P. Carter (76) Trustee	01/1997 to present	Retired. Formerly, Chairman, Executive Vice President and Director, Cunningham & Walsh, Inc., Chicago, (advertising agency); Chairman and Director, Moduline Industries, Inc., (a manufacturer of commercial windows and curtain walls).	44	None

Gary A. Childress (69) Trustee	01/1997 to present	Private Investor. Formerly, Chairman and Director, Bellefonte Lime Company, Inc. (calcitic lime producer); and partner, GenLime, L.P.	44	None

Theodore J. Coburn (49) Trustee	06/2002 to present	President, Coburn Group; and Partner, Brown, Coburn & Co. Formerly, Senior Vice President, NASDAQ Stock Market.	44	None

W. Bryant Stooks (62) Trustee	01/1997 to present	President, Bryant Investments, Ltd.; President, Ocotillo at Price LLC, (real estate investments); Director, American Agritec LLC, (manufacturer of hydroponics products). Formerly, President, Senior Vice President, Director and Chief Executive Officer, Archirodon Group Inc., (international construction firm).	44	None

Gerald M. Thorne (65) Trustee	01/1997 to present	Director, VPI Inc. (plastics company); and American Orthodontics Corp. Formerly, Director, Kaytee, Inc., (birdseed company); President and Director, Firstar National Bank of Milwaukee; Chairman, President and Director, Firstar National Bank of Sheboygan; and Director, Bando-McGlocklin, (small business investment company); Director, Schrier Malt.	44	None

*	Mr. Treadway is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with ADAM of America L.P. and its affiliates.

**	Trustees serve until their successors are duly elected and qualified.

46	PIMCO Funds Annual Report I 6.30.03

Executive Officers

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Newton B. Schott, Jr. (61) President, Chief Executive Officer and Secretary	01/1997 to present	Managing Director, Chief Administrative Officer, Secretary and General Counsel, PAD. Formerly, Executive Vice President, PAD.

Benno J. Fischer (61) Vice President	12/2002 to present	Managing Director, NFJ Investment Group.

E. Clifton Hoover (46) Vice President	12/2002 to present	Managing Director, NFJ Investment Group.

H. “Fox” Ling (45) Vice President	03/2003 to present	Portfolio Manager, ADAM of America L.P.

Henrik P. Larsen (33) Vice President	02/2000 to present	Vice President, Pacific Investment Management Company LLC (PIMCO). Formerly, Manager, PIMCO.

J. Chris Najork (58) Vice President	12/2002 to present	Managing Director, NFJ Investment Group.

Jeffrey M. Partenheimer (43) Vice President	03/2003 to present	Managing Director, NFJ Investment Group.

Jeffrey M. Sargent (40) Vice President	02/1996 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

John K. Schneider (38) Vice President	12/2000 to present	Portfolio Manager and Managing Director, PIMCO Equity Advisors.

Garlin G. Flynn (57) Assistant Secretary	03/1995 to present	Specialist, PIMCO.

John P. Hardaway (46) Treasurer and Financial Accounting Officer	08/1995 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Erik C. Brown (35) Assistant Treasurer	02/2001 to present	Vice President, PIMCO. Formerly, Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

6.30.03 | PIMCO Funds Annual Report	47

Multi-Manager Series

Investment Adviser and Administrator	PIMCO Advisors Fund Management LLC, 888 San Clemente, Newport Beach, CA 92660

Distributor	PIMCO Advisors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902

Custodian	State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent	PFPC Global Fund Services, Inc., P.O. Box 9688, Providence, RI 02940-9688

Independent Auditors	PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

Legal Counsel	Ropes & Gray, One International Place, Boston, MA 02110

For Account Information	For PIMCO Funds account information contact your financial advisor, or if you receive account statements directly from PIMCO Advisors, you can also call 1-800-426-0107. Telephone representatives are available Monday–Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.pimcoadvisors.com.

Receive this document electronically and eliminate paper mailings

PIMCO Advisors offers you the option to receive your shareholder communications online.

This service, called eDelivery, allows you to access annual and semi-annual reports, prospectuses and proxy statements through the Internet, eliminating paper mailings from being sent to your home.

To sign up, just go to www.pimcoadvisors.com/edelivery and complete the short enrollment form.

This page is not part of the report	PZ015A.8/03

PIMCO

ADVISORS

Annual Report

6. 30. 03

PIMCO Stock Funds

Share Class

R

VALUE STOCK FUNDS

NFJ Equity Income Fund

PEA Value Fund

PEA Renaissance Fund

NFJ Small-Cap Value Fund

BLEND STOCK FUNDS

PEA Growth & Income Fund

CCM Capital Appreciation Fund

CCM Mid-Cap Fund

GROWTH STOCK FUNDS

RCM Large-Cap Growth Fund

PEA Growth Fund

RCM Mid-Cap Fund

GLOBAL STOCK FUNDS

NACM Global Fund

INTERNATIONAL STOCK FUNDS

NACM International Fund

This material is authorized for use only when preceded or accompanied by a current PIMCO Funds: Multi-Manager Series prospectus, which describes in greater detail the investment policies, management fees and other matters of interest to prospective investors. Please read the prospectus carefully before you invest or send money.

PIMCO

ADVISORS

Chairman’s Letter

Dear Shareholder:

Stock fund investors received a much-needed boost in recent months, as the equity markets experienced a robust rally—one that spanned a broad range of sectors, styles, market capitalizations and countries. Although geopolitical concerns had weighed on the markets in late 2002 and early 2003, these quickly dissipated in April with the formal end of the Iraq war. Continued monetary easing by the Federal Reserve and the passage of the Bush tax cut package added to the momentum, helping to rekindle investor interest in stocks.

While the S&P 500 Index posted a modest 0.25% gain during the past 12 months, it is significant to note that the Index rose more than 26% from its low on October 10, 2002 to June 30, 2003—the end of the fiscal year for the funds in this annual report. The international markets experienced similar trends, especially the emerging markets, which benefited from investors’ increased appetite for risk.

Even though stocks appear to be on a better footing, it is important to remember that markets never move straight up. Investors can—and should—expect bouts of volatility. That is why it remains essential to maintain a well-diversified portfolio. While it may be tempting to react hastily to changing market conditions, adhering to core stock and bond allocations is usually the best long-term strategy. As always, we encourage you to work with your financial advisor to develop an asset allocation plan that is tailored to your personal goals and risk tolerance.

If you have any questions about this report or your investment, please contact your financial advisor. You can also call PIMCO Advisors at 1-800-426-0107.

Once again, we thank you for the trust you have placed in us.

Sincerely,

Stephen Treadway

Chairman

July 31, 2003

6.30.03 I PIMCO Funds Annual Report	3

A BLEND STOCK FUND

PIMCO CCM Capital Appreciation Fund

•	PIMCO CCM Capital Appreciation Fund seeks growth of capital by investing at least 65% of its assets in common stocks of companies with larger market capitalizations that have improving fundamentals and reasonable valuations.

•	The Fund’s Class R Shares returned –4.54% for the one-year period ended June 30, 2003 versus a 0.25% return for the Fund’s benchmark, the S&P 500 Index.

•	Stocks had mixed results during the past year, with early volatility offset by strong performance later in the period. Responding favorably to the resolution of war in Iraq and the passage of the Bush tax stimulus package, the broad market experienced double-digit gains in the second quarter of 2003. Riskier sectors experienced the most volatility as well as the greatest gains in this environment, as investors lost and then regained confidence in an economic recovery.

•	At first, the Fund’s prudent technology stock selection had a positive impact on relative performance, as the sector experienced volatility in the third quarter of 2002. Yet this exposure ultimately detracted from returns, as technology stocks—especially those with weaker fundamentals that were not in the portfolio—rallied the most. Still, a focus on business productivity technology positioned the Fund to benefit from a technology spending turnaround.

•	The Fund’s exposure to healthcare stocks also hurt overall performance, as investors overlooked more defensive issues in favor of more speculative areas of the market. Healthcare stocks started to have a positive impact on the Fund in early 2003, with medical devices leading the way. Good stock selection in the pharmaceutical sector also contributed to performance, with specialty pharmaceutical holdings such as Watson posting solid gains.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 6/30/03

	1 year	5 year	10 year	Inception (3/8/91)
PIMCO CCM Capital Appreciation Fund Class R Shares	–4.54%	–0.77%	9.69%	11.03%

S&P 500 Index	0.25%	–1.61%	10.04%	—

Lipper Multi-Cap Core Fund Average	–0.42%	–0.29%	8.75%	—

CHANGE IN VALUE  For periods ended 6/30/03

Past performance is no guarantee of future results.

4	PIMCO Funds Annual Report I 6.30.03

A BLEND STOCK FUND

PIMCO CCM Mid-Cap Fund

•	PIMCO CCM Mid-Cap Fund seeks growth of capital by normally investing at least 80% of its assets in common stocks of companies with medium market capitalizations.

•	For the one-year period ended June 30, 2003, the Fund’s Class R Shares returned –2.98%, compared with a return of –5.97% for the Russell Mid-Cap Index.

•	Stocks had mixed results during the past year, with early volatility offset by strong performance later in the period. Responding favorably to the resolution of war in Iraq and the passage of the Bush tax stimulus package, the broad market experienced double-digit gains in the second quarter of 2003. Riskier sectors experienced the most volatility as well as the greatest gains in this environment, as investors lost and then regained confidence in an economic recovery.

•	In this environment, technology exposure was a net negative for Fund performance. Initially, the Fund’s focus on higher-quality tech stocks aided results amid a pronounced sell-off in the third quarter of 2002. Yet this positioning detracted from returns in subsequent quarters, as technology stocks with weaker fundamentals—which did not fit into the Fund’s growth strategy and were not in the portfolio—experienced the biggest rally during the stock market run-up.

•	Overall, prudent stock selection and a continued overweighting in the healthcare sector benefited the Fund during the period.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 6/30/03

	1 year	5 year	10 year	Inception (8/26/91)
PIMCO CCM Mid-Cap Fund Class R Shares	–2.98%	0.56%	9.56%	10.66%

Russell Mid-Cap Index	–5.97%	1.55%	9.78%	—

Lipper Mid-Cap Core Fund Average	–0.23%	4.82%	10.25%	—

CHANGE IN VALUE  For periods ended 6/30/03

Past performance is no guarantee of future results.

6.30.03 I PIMCO Funds Annual Report	5

A GLOBAL STOCK FUND

PIMCO NACM Global Fund

•	PIMCO NACM Global Fund seeks maximum long-term capital appreciation by investing primarily in equity securities of companies that the portfolio manager believes are leaders in their respective industries.

•	PIMCO NACM Global Fund Class R Shares delivered a total return of 18.21% for the period beginning July 19, 2002 (the Fund’s inception) and ending on June 30, 2003. That compares to the 7.86% return of its benchmark, the MSCI All-Country World Index Free, for the same time period.

•	The global stock markets endured a period of volatility heightened by concerns over war in Iraq, fears surrounding the SARS epidemic, and evidence of a weak global economy. Once the Iraq and SARS situations were resolved, most major equity markets staged a rally during the latter part of the period.

•	Both absolute and relative returns were driven by positive stock selection in the commercial/industrial services and healthcare sectors. On the negative side, holdings in insurance services and financial services stocks declined.

•	On a relative basis, stock selection and underweight positions in utilities and financial services shares proved disappointing.

•	By country, investments in U.S., Dutch and Israeli stocks proved beneficial in both absolute and relative terms. An underweight in U.K. stocks held the portfolio back from further gains.

•	Best-performing stocks for the period included Amdocs, UBS AG and Veritas Software. Amdocs, a provider of high-end billing and customer care solutions, recently signed a number of outsourcing contracts with large customers such as Bell Canada, SBC Communications, and Verizon Communications. UBS, the giant Swiss bank, benefited from increased deal (merger and acquisition) activity and a market recovery that helped boost its trust division’s assets under management. Veritas, a developer of network security software applications, beat earnings estimates by a wide margin.

CUMULATIVE TOTAL RETURN  For periods ended 6/30/03

	1 year	5 year	10 year	Inception (7/19/02)
PIMCO NACM Global Fund Class R Shares	—	—	—	18.21%

MSCI All-Country World Free Index	—	—	—	7.86%

Lipper Global Fund Average	—	—	—	—

CHANGE IN VALUE  For periods ended 6/30/03

Past performance is no guarantee of future results.

6	PIMCO Funds Annual Report I 6.30.03

AN INTERNATIONAL STOCK FUND

PIMCO NACM International Fund

•	PIMCO NACM International Fund seeks to maximize long-term capital appreciation by investing primarily in a diversified portfolio of large capitalization equity securities located in at least three countries outside of the United States.

•	PIMCO NACM International Fund Class R Shares delivered a total return of 4.36% for the period beginning July 19, 2002 (the Fund’s inception) and ending on June 30, 2003. That compares to the –1.14% return of its benchmark, the MSCI EAFE Growth Index, for the same time period.

•	The international stock markets endured a period of volatility heightened by concerns over war in Iraq, fears surrounding the SARS epidemic, and evidence of a weak economy in Europe and Japan. Once the Iraq and SARS situations were resolved, most major worldwide equity markets staged a rally during the latter part of the period.

•	On a sector basis, both absolute and relative returns were supported by holdings in energy, retail trade, and healthcare stocks. Meanwhile, consumer durables stocks in the portfolio registered significant declines. Stock selection in the financial services and transportation sectors proved negative for performance relative to the benchmark.

•	By country, stock selection in Canadian and German stocks supported relative performance. Holdings in Australia, South Korea and the Netherlands proved most disappointing on a relative basis, while the Indonesian and Mexican stocks in the portfolio suffered the greatest declines.

•	Best-performing stocks for the period included Teva Pharmaceutical, Credit Suisse Group and Vodafone. Teva Pharmaceutical, an Israeli-based generic drug manufacturer, benefited from a strong product pipeline. Credit Suisse Group, a Swiss diversified financial services company, bounced back 37% from an oversold condition and an improvement in the overall industry environment. Vodafone, a U.K.-based provider of wireless communications services, is experiencing double-digit growth in subscribers and revenues, increasing traffic in camera phones, and holds the No. 1 or No. 2 positions in every market in which it operates.

CUMULATIVE TOTAL RETURN  For periods ended 6/30/03

	1 year	5 year	10 year	Inception (7/19/02)
PIMCO NACM International Fund Class R Shares	—	—	—	4.36%

MSCI EAFE Growth Index	—	—	—	–1.14%

Lipper International Fund Average	—	—	—	—

CHANGE IN VALUE  For periods ended 6/30/03

Past performance is no guarantee of future results.

6.30.03 I PIMCO Funds Annual Report	7

A VALUE STOCK FUND

PIMCO NFJ Equity Income Fund

•	PIMCO NFJ Equity Income Fund seeks current income as a primary objective and long-term growth of capital as a secondary objective by normally investing at least 80% of its assets in equity securities. The Fund invests a significant portion of its assets in dividend-paying common stocks of companies with market capitalizations of more than $2 billion at the time of investment.

•	For the one-year period ending June 30, 2003, PIMCO NFJ Equity Income Fund’s Class R Shares returned 0.18%, outperforming the 0.25% return of its benchmark (S&P 500 Index) and the –1.93% return of the Lipper Equity Income Fund Average.

•	Value stocks saw two very different markets during the year covered by this report. In the third quarter of 2002 and first quarter of 2003, investor confidence waned amid economic and geopolitical uncertainty. Value stocks, which tend to be more defensive, demonstrated strength in this environment. However, investors favored more speculative areas as conditions improved in the fourth quarter of 2002 and second quarter of 2003, causing value stocks to lag.

•	The Fund’s strict value discipline served it well during the early part of the reporting period. Specifically, the Fund’s relative performance through the first six months was helped by an underweighting in technology, which posted significant losses.

•	These same strengths turned around to hinder relative performance in the second half of the reporting period. In particular, the Fund’s underweighting in technology hurt relative performance when this sector performed well in the first half of 2003.

•	The Fund’s focus on dividend-paying stocks proved to be beneficial in the fourth quarter of 2002, as investors bid up these stocks in anticipation of a dividend tax reform law being passed. However, the Fund was hurt in the first half of 2003 as dividend-paying stocks significantly underperformed non-dividend-paying stocks.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 6/30/03

	1 year	5 year	10 year	Inception (5/8/00)
PIMCO NFJ Equity Income Fund Class R Shares	0.18%	—	—	7.45%

S&P 500 Index	0.25%	—	—	—

Lipper Equity Income Fund Average	–1.93%	—	—	—

CHANGE IN VALUE  For periods ended 6/30/03

Past performance is no guarantee of future results.

8	PIMCO Funds Annual Report I 6.30.03

A VALUE STOCK FUND

PIMCO NFJ Small-Cap Value Fund

•	PIMCO NFJ Small-Cap Value Fund seeks long-term growth of capital and income by normally investing at least 80% of its assets in companies with market capitalizations of between $100 million and $1.5 billion at the time of investment.

•	The Fund’s Class R Shares returned 1.52% for the one-year period ended June 30, 2003, versus –1.63% for the Fund’s benchmark, the Russell 2000 Index. It also outperformed its Lipper Average, which returned –3.10% for the same time period.

•	Value stocks saw two very different markets during the year covered by this report. In the third quarter of 2002 and first quarter of 2003, investor confidence waned amid economic and geopolitical uncertainty. Value stocks, which tend to be more defensive, demonstrated strength in this environment. However, investors favored more speculative areas as conditions improved in the fourth quarter of 2002 and second quarter of 2003, causing value stocks to lag.

•	The Fund benefited from its deep-value, style-pure investment process for much of the past year. In particular, the Fund was helped by its exposure to real estate investment trusts (REITs), especially healthcare REITs such as Healthcare Property Investors and Healthcare Realty Trust.

•	The Fund benefited from an overweight in energy. Investors bid up energy stocks due to the unseasonably cold weather in much of the country and geopolitical concerns in Venezuela and the Middle East.

•	Because of continued market volatility, the portfolio’s diversification across industries continued to benefit the portfolio during the past year. This strategy continued to help limit downside risk while enabling the Fund to be invested in undervalued stocks in a variety of sectors.

•	The Fund was negatively affected by its substantial underweighting of technology stocks, which experienced a dramatic rally in the first half of 2003. However, the Fund’s strict value discipline continues to preclude it from having any significant exposure to technology.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 6/30/03

	1 year	5 year	10 year	Inception (10/1/91)
PIMCO NFJ Small-Cap Value Fund Class R Shares	1.52%	6.13%	11.28%	12.12%

Russell 2000 Index	–1.63%	0.96%	8.24%	—

Lipper Small-Cap Value Fund Average	–3.10%	5.34%	9.99%	—

CHANGE IN VALUE  For periods ended 6/30/03

Past performance is no guarantee of future results.

6.30.03 I PIMCO Funds Annual Report	9

A BLEND STOCK FUND

PIMCO PEA Growth & Income Fund

•	PIMCO PEA Growth & Income Fund seeks long-term growth of capital and current income by normally investing at least 65% of its assets in securities of companies with market capitalizations of greater than $5 billion. The Fund may invest up to 75% of its assets in securities selected for their growth potential and will normally invest at least 25% of its assets in securities selected for their income potential.

•	The Fund’s Class R Shares returned –5.52% for the fiscal year ended June 30, 2003 versus a 0.25% return for the Fund’s benchmark, the S&P 500 Index.

•	The outlook for U.S. equities improved greatly over the past 12 months, as late 2002 volatility gave way to greater investor optimism, and broad stock market gains, in the first half of 2003.

•	Early in the period, the stock market experienced significant losses with only the most defensive areas of the market performing well. In this environment, the Fund turned in a strong relative performance. The portfolio benefited from its exposure to healthcare stocks during this time, especially HMOs and pharmaceutical companies. Consumer staples holdings also aided performance, with stocks such as Procter & Gamble performing well.

•	As the period progressed, however, the Fund was hurt by its underweighting of the technology sector, which experienced a dramatic rally in late 2002.

•	Exposure to the basic materials and consumer discretionary sectors also hurt Fund performance as these sectors bore significant downward pressure.

•	The equity markets mounted a considerable turnaround in the second quarter of 2003, thanks in part to the quick resolution of war in Iraq and plenty of fiscal and monetary stimuli. In this environment, the Fund trailed its benchmark slightly but still posted strong absolute gains. Technology and consumer discretionary holdings slightly underperformed the benchmark, while financial services exposure produced strong relative gains.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 6/30/03

	1 year	5 year	10 year	Inception (12/28/94)
PIMCO PEA Growth & Income Fund Class R Shares	–5.52%	4.59%	—	12.05%

S&P 500 Index	0.25%	–1.61%	—	—

Lipper Large-Cap Core Fund Average	–1.94%	–2.71%	—	—

CHANGE IN VALUE  For periods ended 6/30/03

Past performance is no guarantee of future results.

10	PIMCO Funds Annual Report I 6.30.03

A GROWTH STOCK FUND

PIMCO PEA Growth Fund

•	PIMCO PEA Growth Fund seeks to achieve long-term growth of capital by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of at least $5 billion at the time of investment.

•	The Fund’s Class R Shares returned –8.02% for the fiscal year ended June 30, 2003 versus a 0.25% return for the Fund’s benchmark, the S&P 500 Index.

•	The outlook for U.S. equities improved greatly over the past 12 months, as late 2002 volatility gave way to greater investor optimism, and broad stock market gains, in the first half of 2003.

•	The Fund’s focus on companies with high earnings quality generated mixed results for the portfolio as investors turned from defensive to more speculative areas over the course of the fiscal year.

•	Early in the period, the Fund added to consumer staples holdings and trimmed its technology exposure. It also steered clear of semiconductors, as there was little evidence to support an expected pickup in personal computer (PC) demand.

•	However, the Fund’s underweighting of technology stocks in the fourth quarter of 2002 hindered performance as the technology sector experienced a large rebound during this period. Exposure to defense contractors such as Lockheed Martin also hurt performance. Lockheed Martin is no longer held in the portfolio.

•	Toward the end of the period, the equity markets mounted a considerable turnaround, thanks in part to the quick resolution of war in Iraq and plenty of fiscal and monetary stimuli. In this environment, underweight positions in healthcare and consumer staples hindered Fund performance as these sectors experience strong rallies. An overweighting in financials and solid gains across the technology and consumer discretionary sectors helped to support the portfolio.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 6/30/03

	1 year	5 year	10 year	Inception (2/24/84)
PIMCO PEA Growth Fund Class R Shares	–8.02%	–6.49%	5.86%	11.39%

S&P 500 Index	0.25%	–1.61%	10.04%	—

Lipper Large-Cap Growth Fund Average	–0.74%	–4.49%	6.72%	—

CHANGE IN VALUE  For periods ended 6/30/03

Past performance is no guarantee of future results.

6.30.03 I PIMCO Funds Annual Report	11

A VALUE STOCK FUND

PIMCO PEA Renaissance Fund

•	The Fund seeks long-term growth of capital and income by normally investing at least 65% of its assets in common stocks of companies with below-average valuations whose business fundamentals are expected to improve.

•	The Fund’s Class R Shares returned –6.28% for the one-year period ended June 30, 2003, underperforming the Fund’s benchmark, the Russell Mid-Cap Value Index, which returned –0.65%.

•	Despite underperformance for the year, the Fund (17.96%) outperformed its benchmark index (13.11%) and Lipper Average (14.31%) for the six months ended June 30, 2003. In addition, it continues to meaningfully outperform over the longer term.

•	The outlook for U.S. equities improved greatly over the past 12 months, as late 2002 volatility gave way to greater investor optimism, and broad stock market gains, in the first half of 2003.

•	The Fund was hurt by its exposure to cyclical stocks, which underperformed significantly in the third quarter of 2002 and the first quarter of 2003. In particular, semiconductor stocks such as Micron Technology proved to be a drag on performance.

•	However, this cyclical positioning aided performance in the fourth quarter of 2002 and especially in the second quarter of 2003, as investors began to anticipate an economic recovery. The Fund’s overweighting of technology stocks, primarily commodity technology issues, benefited performance during these periods.

•	The Fund benefited from its overweight position in energy for much of the past year. In particular, Nabors Industries and Valero Energy performed well.

•	The Fund’s performance was also helped by good stock selection in the consumer discretionary sector.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 6/30/03

	1 year	5 year	10 year	Inception (4/18/88)
PIMCO PEA Renaissance Fund Class R Shares	–6.28%	8.91%	14.91%	12.88%

Russell Mid-Cap Value Index	–0.65%	4.07%	11.25%	—

Lipper Mid-Cap Value Fund Average	0.62%	4.97%	10.87%	—

CHANGE IN VALUE  For periods ended 6/30/03

Past performance is no guarantee of future results.

12	PIMCO Funds Annual Report I 6.30.03

A VALUE STOCK FUND

PIMCO PEA Value Fund

•	PIMCO PEA Value Fund seeks long-term growth of capital and income by normally investing at least 65% of its assets in common stocks of companies with market capitalizations of more than $5 billion at the time of investment and below-average valuations whose business fundamentals are expected to improve.

•	The Fund’s Class R Shares returned –3.09% for the one-year period ended June 30, 2003, slightly underperforming the Fund’s benchmark, the Russell 1000 Value Index, which returned –1.02%. The Fund’s Lipper Average returned –0.49% for the same period.

•	Despite underperformance for the year, the Fund (16.70%) outperformed its benchmark index (11.57%) and Lipper Average (12.33%) for the six months ended June 30, 2003. In addition, it continues to meaningfully outperform over the longer term.

•	The Fund was hurt by its exposure to cyclical stocks, which underperformed significantly in the third quarter of 2002 and the first quarter of 2003. In particular, semiconductor stocks such as Micron Technology proved to be a drag on performance.

•	However, this cyclical positioning aided performance in the fourth quarter of 2002 and especially in the second quarter of 2003, as investors began to anticipate an economic recovery. The Fund’s overweighting of technology stocks, primarily commodity technology issues, benefited performance during these periods.

•	The Fund benefited from its overweight position in energy for much of the past year. Geopolitical concerns in Venezuela and the Middle East, as well as an unseasonably cold winter, resulted in an increase in energy prices.

•	The Fund’s exposure to the financial sector hurt performance in the second half of 2002 but aided performance in the first half of 2003. For example, J.P. Morgan Chase posted a significant loss in the back half of 2002 but experienced a significant rebound in the front half of 2003.

•	The Fund has benefited from holdings such as Valero Energy and J.C. Penney, which performed well for much of this 12-month period. Valero Energy is no longer held in the portfolio.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 6/30/03

	1 year	5 year	10 year	Inception (12/30/91)
PIMCO PEA Value Fund Class R Shares	–3.09%	6.41%	12.13%	12.76%

Russell 1000 Value Index	–1.02%	1.06%	10.68%	—

Lipper Multi-Cap Value Fund Average	–0.49%	1.65%	9.73%	—

CHANGE IN VALUE  For periods ended 6/30/03

Past performance is no guarantee of future results.

6.30.03 I PIMCO Funds Annual Report	13

A GROWTH STOCK FUND

PIMCO RCM Large-Cap Growth Fund

•	PIMCO RCM Large-Cap Growth Fund seeks long-term capital appreciation by investing at least 80% of its assets in equity securities of U.S. companies with market capitalizations of at least $3 billion (as measured at the time of purchase).

•	PIMCO RCM Large-Cap Growth Fund Class R Shares had a total return of –0.32% for the fiscal year ended June 30, 2003. This result closely followed that of the Fund’s benchmark, the S&P 500 Index, which returned 0.25% for the same time period.

•	U.S. stocks experienced volatility early in the period. By early October, the S&P 500 Index retreated to April 1997 levels, as increased geopolitical tensions with Iraq and North Korea, fear of deflation, increased unemployment and lackluster retail sales weighed on the markets. By the spring, however, geopolitical tensions decreased and fiscal stimulus initiatives such as lower interest rates and tax cuts started to take effect, causing stocks to rebound strongly.

•	From a sector perspective, the portfolio benefited from an overweight in biotechnology and pharmaceutical stocks but was hindered by an overweight in food and drug retailers. The managers’ emphasis had been to overweight less economically sensitive sectors such as healthcare and consumer staples, a stance that worked against the portfolio as the market rallied. The Fund’s heaviest positions relative to the S&P 500 Index included Pfizer, Anheuser-Busch and Wyeth.

•	Stock selection provided mixed results for the portfolio in the past year. Companies that benefited performance included Pharmacia, which recently merged with Pfizer, Teva Pharmaceutical and Amgen Inc. Positions that detracted from performance included General Dynamics, Electronic Data Systems and Kraft Foods; due to deteriorating fundamentals all have been removed from the portfolio.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 6/30/03

	1 year	5 year	10 year	Inception (12/31/96)
PIMCO RCM Large-Cap Growth Fund Class R Shares	–0.32%	–0.39%	—	7.21%

S&P 500 Index	0.25%	–1.61%	—	—

Lipper Large-Cap Growth Fund Average	–0.74%	–4.49%	—	—

CHANGE IN VALUE  For periods ended 6/30/03

Past performance is no guarantee of future results.

14	PIMCO Funds Annual Report I 6.30.03

A GROWTH STOCK FUND

PIMCO RCM Mid-Cap Fund

•	PIMCO RCM Mid Cap Fund seeks long-term capital appreciation by investing at least 80% of its assets in equity and equity-related securities at small- to medium-sized U.S. companies with market capitalizations comparable to those companies included in the Russell Mid-Cap Growth Index.

•	The Fund’s Class R Shares had a total return of 3.11% for the fiscal year ended June 30, 2003. This compares to a 7.36% return for its benchmark, Russell Mid-Cap Growth Index.

•	U.S. stocks retreated by early October due to increased geopolitical tensions with Iraq and North Korea, fear of deflation, increased unemployment and lackluster retail sales. As geopolitical tensions decreased and fiscal stimulus initiatives such as lower interest rates and tax cuts started to take effect, stocks rebounded through the spring and early summer periods.

•	From a sector perspective, the portfolio benefited from an overweight in biotechnology and an underweight in commercial services, but was hindered by an underweight in telecommunications services and internet software/services—areas that performed strongly as investors’ risk appetites increased. The managers’ emphasis had been on sectors with improving fundamentals and attractive valuations, which tilted the portfolio towards energy and healthcare. The portfolio’s heaviest positions relative to the Russell Mid Cap Growth Index included Willis Group Holdings and Weatherford International.

•	Specific companies that benefited performance included Boston Scientific, a company that develops less-invasive medical devices for coronary diseases, UT Starcom and Amdocs. Positions that detracted from performance were BISYS Group, THQ Inc and Triad Hospitals, which fell on investor concerns about earnings prospects. Triad Hospitals has been sold from the Fund.

AVERAGE ANNUAL TOTAL RETURN  For periods ended 6/30/03

	1 year	5 year	10 year	Inception (11/6/79)
PIMCO RCM Mid-Cap Fund Class R Shares	3.11%	–0.39%	8.51%	14.88%

Russell Mid-Cap Growth Index	7.36%	–0.64%	8.46%	—

Lipper Mid-Cap Growth Fund Average	0.05%	–0.73%	7.26%	—

CHANGE IN VALUE  For periods ended 6/30/03

Past performance is no guarantee of future results.

6.30.03 I PIMCO Funds Annual Report	15

Footnote

Past performance is no guarantee of future results. Investment return will fluctuate and the value of an investor’s shares will fluctuate and may be worth more or less than original cost when redeemed. The average annual total return measures performance assuming that all dividend and capital gain distributions were reinvested. Returns shown do not reflect the deduction of taxes that a shareholder would pay (i) on fund distributions or (ii) the redemption of fund shares. All share classes have the same portfolio but different expenses. The Growth of $10,000 chart represents change in value of each Fund’s shares for month-end periods and does not take into account any sales charges or expenses. Lipper, Inc. calculates the Lipper Averages. It is the total return performance average of funds that are tracked by Lipper that have the same Fund Classification. Lipper does not take into account sales charges. Returns are for the actual share class unless otherwise indicated. Class R shares began on 12/02. The 1-, 3-, 5-, 10-year (if applicable) and since inception period returns represent the prior performance of the Fund’s Institutional shares, adjusted, as necessary, to reflect R share current sales charges and different operating expenses; for PEA Growth and PEA Renaissance, returns represent the prior performance of the Fund’s C shares, adjusted as necessary, to reflect the different sales charges and operating expenses. The Funds may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to the following: derivative risk, small company risk, foreign security risk, high yield security risk and specific sector investment risks. A fund investing in derivatives could lose more than the principal amount invested and is subject to the risk of the issuer’s ability to meet payments on obligations. Investing in foreign securities may entail risk due to foreign economic and political developments and may be enhanced when investing in emerging markets. An investment in high-yield securities generally involves greater risk to principal than an investment in higher-rated securities. Investing in smaller companies may entail greater risk than larger companies, including higher volatility. Concentrating on investments in individual sectors may add additional risk and additional volatility compared to a diversified equity fund. This material is authorized for use only when preceded or accompanied by the current PIMCO Funds, Multi-Manager Series prospectus, which describes in greater detail the investment policies, management fees and other matters of interest to prospective investors. Please read the prospectus carefully before you invest or send money. PIMCO Advisors Distributors LLC, 2187 Atlantic Street, Stamford, CT, 06902, www.pimcoadvisors.com, 1-888-87-PIMCO.

Not FDIC Insured | May Lose Value | No Bank Guarantee

16	PIMCO Funds Annual Report I 6.30.03

Schedule of Investments

CCM Capital Appreciation Fund

June 30, 2003

	Shares	Value (000s)

COMMON STOCKS 97.3%
Aerospace 2.0%
Lockheed Martin Corp.	138,500	$6,589
United Technologies Corp.	109,700	7,770

		14,359

Building 1.1%
D.R. Horton, Inc.	282,700	7,944

Communications 3.3%
CenturyTel, Inc.	235,500	8,207
Echostar Communications Corp. ‘A’ (a)	167,600	5,802
Nextel Communications, Inc. (a)	575,600	10,407

		24,416

Consumer Discretionary 10.3%
Amazon.com, Inc. (a)	219,100	7,995
AutoZone, Inc. (a)	100,400	7,627
Bed, Bath & Beyond, Inc. (a)	178,000	6,908
Best Buy Co., Inc. (a)	148,900	6,540
Coach, Inc. (a)	181,600	9,033
Gap, Inc.	415,500	7,795
Harley-Davidson, Inc.	170,800	6,808
Lowe’s Cos., Inc.	82,700	3,552
Staples, Inc. (a)	387,800	7,116
Wal-Mart Stores, Inc.	216,600	11,625

		74,999

Consumer Services 5.7%
Apollo Group, Inc. (a)	160,100	9,888
Clear Channel Communications, Inc. (a)	189,300	8,025
eBay, Inc. (a)	73,100	7,616
Tribune Co.	146,200	7,062
Viacom, Inc. (a)	207,800	9,073

		41,664

Consumer Staples 6.7%
Anheuser-Busch Cos., Inc.	137,000	6,994
Avon Products, Inc.	144,700	9,000
Colgate-Palmolive Co.	132,400	7,673
Dean Foods Co. (a)	277,050	8,727
Fortune Brands, Inc.	163,100	8,514
Procter & Gamble Co.	86,200	7,687

		48,595

Energy 8.3%
Apache Corp.	122,814	7,990
BJ Services Co. (a)	190,800	7,128
Burlington Resources, Inc.	143,200	7,743
ConocoPhillips	137,500	7,535
EOG Resources, Inc.	172,400	7,213
Exxon Mobil Corp.	227,800	8,180
Occidental Petroleum Corp.	215,500	7,230
Southern Co.	241,600	7,528

		60,547

Financial & Business Services 15.6%
Allstate Corp.	201,300	7,176
Bank of America Corp.	120,000	9,484
Citigroup, Inc.	380,595	16,290
Countrywide Credit Industries, Inc.	116,100	8,077
First Tennessee National Corp.	78,500	3,447
GreenPoint Financial Corp. (a)	144,700	7,371
J.P. Morgan Chase & Co.	345,300	11,802
Merrill Lynch & Co.	195,100	9,107
National City Corp. (a)	111,300	3,641
Safeco Corp.	190,800	6,731
The Goldman Sachs Group, Inc.	86,400	7,236
Washington Mutual, Inc.	178,500	7,372
Wells Fargo & Co.	143,100	7,212
XL Capital Ltd. ‘A’	105,400	8,748

		113,694

Healthcare 22.6%
Abbott Laboratories	163,600	7,159
Allergan, Inc.	98,300	7,579
Amgen, Inc. (a)	166,200	11,132
Boston Scientific Corp. (a)	122,000	$7,454
Express Scripts, Inc. (a)	158,500	10,811
Genentech, Inc. (a)	116,000	8,366
Gilead Sciences, Inc. (a)	233,900	13,000
Johnson & Johnson	213,308	11,028
MedImmune, Inc. (a)	162,900	5,925
Medtronic, Inc.	11,410	547
Mylan Laboratories, Inc.	113,900	3,960
Pfizer, Inc.	630,840	21,543
Quest Diagnostics, Inc. (a)	147,800	9,430
St. Jude Medical, Inc. (a)	133,900	7,699
Teva Pharmaceutical Industries Ltd. SP - ADR	133,300	7,589
UnitedHealth Group, Inc.	144,600	7,266
Varian Medical Systems, Inc. (a)	109,300	6,292
Watson Pharmaceuticals, Inc. (a)	186,100	7,513
Wyeth	230,300	10,490

		164,783

Materials & Processing 0.5%
Dow Chemical Co.	114,600	3,548

Technology 20.2%
Adobe Systems, Inc.	283,800	9,102
Affiliated Computer Services, Inc. ‘A’ (a)	160,200	7,326
Analog Devices, Inc. (a)	231,600	8,064
BEA Systems, Inc. (a)	324,800	3,527
Broadcom Corp. ‘A’ (a)	393,800	9,810
Cisco Systems, Inc. (a)	871,600	14,460
Dell Computer Corp. (a)	267,000	8,533
EMC Corp. (a)	814,300	8,526
IBM Corp.	130,100	10,733
Intel Corp.	366,500	7,617
InterActive Corp. (a)	195,900	7,752
L-3 Communications Holdings, Inc. (a)	155,000	6,741
Microsoft Corp.	615,600	15,766
QLogic Corp. (a)	160,100	7,738
Texas Instruments, Inc.	194,900	3,430
VERITAS Software Corp. (a)	329,400	9,444
Yahoo, Inc. (a)	281,600	9,225

		147,794

Transportation 1.0%
United Parcel Service, Inc.	116,400	7,415

Total Common Stocks (Cost $632,515)		709,758

SHORT-TERM INSTRUMENTS 10.7%
Money Market Fund 5.2%
State Street Navigator Securities Lending Prime Portfolio (b)	37,922,504	37,923

	Principal Amount (000s)	Value (000s)

Repurchase Agreement 5.5%
State Street Bank
0.800% due 07/01/2003	$40,168	$40,168
(Dated 06/30/2003. Collateralized by Fannie Mae 1.300% due 06/07/2004 valued at $40,976. Repurchase proceeds are $40,169.)

Total Short-Term Instruments (Cost $78,091)		78,091

Total Investments 108.0% (Cost $710,606)		$787,849
Other Assets and Liabilities (Net) (8.0%)		(58,188)

Net Assets 100.0%		$729,661

Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing security.

(b) Security purchased with the cash proceeds from securities loans. The aggregate market value of the securities on loan was $37,065 as of June 30, 2003.

See accompanying notes I 6.30.03 I PIMCO Funds Annual Report	17

Schedule of Investments

CCM Mid-Cap Fund

June 30, 2003

	Shares	Value (000s)

COMMON STOCKS 96.9%
Aerospace 1.1%
Rockwell Collins, Inc.	263,400	$6,488

Building 2.1%
D.R. Horton, Inc.	237,000	6,660
NVR, Inc. (a)	15,200	6,247

		12,907

Capital Goods 2.3%
Danaher Corp.	102,800	6,996
Zebra Technologies Corp. (a)	95,400	7,173

		14,169

Communications 4.0%
CenturyTel, Inc.	190,800	6,649
Cox Radio, Inc. (a)	264,666	6,116
Macromedia, Inc. (a)	158,800	3,341
Nextel Communications, Inc. (a)	493,500	8,922

		25,028

Consumer Discretionary 9.0%
Amazon.com, Inc. (a)	180,200	6,575
Bed, Bath & Beyond, Inc. (a)	146,600	5,690
Coach, Inc. (a)	127,576	6,346
Columbia Sportswear Co. (a)	63,900	3,285
Harman International Industries, Inc.	63,100	4,994
Leapfrog Enterprises, Inc. (a)	111,400	3,544
Outback Steakhouse, Inc.	167,300	6,525
Pacific Sunwear of California (a)	243,700	5,871
Reebok International Ltd. (a)	171,400	5,764
Staples, Inc. (a)	384,300	7,052

		55,646

Consumer Services 6.0%
Apollo Group, Inc. (a)	133,399	8,239
E.W. Scripps Co.	35,403	3,141
GTECH Holdings Corp. (a)	166,200	6,257
Hearst-Argyle Television, Inc. (a)	244,700	6,338
Rent-A-Center, Inc. (a)	87,700	6,649
Weight Watchers International, Inc. (a)	145,700	6,628

		37,252

Consumer Staples 3.9%
Dean Foods Co. (a)	193,800	6,105
Fortune Brands, Inc.	121,700	6,353
McCormick & Co. (a)	230,800	6,278
Sensient Technologies Corp.	248,800	5,678

		24,414

Energy 5.8%
Apache Corp.	89,559	5,827
BJ Services Co. (a)	155,900	5,824
EOG Resources, Inc.	149,300	6,247
Patterson-UTI Energy, Inc. (a)	169,300	5,485
Pioneer Natural Resources Co. (a)	235,000	6,133
XTO Energy, Inc.	302,266	6,079

		35,595

Financial & Business Services 21.1%
Ambac Financial Group, Inc.	90,800	6,015
Associates Corp. of North America	166,489	6,180
Bear Stearns Co., Inc.	98,200	7,112
Chicago Mercantile Exchange	100,000	6,963
Compass Bankshares, Inc.	176,600	6,169
Countrywide Credit Industries, Inc.	84,500	5,879
Doral Financial Corp.	151,400	6,760
Everest Reinsurance Group Ltd.	81,900	6,265
First Tennessee National Corp.	64,300	2,823
FTI Consulting, Inc. (a)	214,200	5,349
General Growth Properties, Inc. (a)	120,200	7,505
GreenPoint Financial Corp. (a)	118,400	6,031
IndyMac Bancorp, Inc.	249,100	6,332
Iron Mountain Inc. (a)	147,900	5,486
iStar Financial, Inc. (a)	175,800	6,417
Legg Mason, Inc.	121,613	7,899
New York Community Bancorp., Inc.	214,300	6,234
Old Republic International Corp.	208,700	$7,152
RenaissanceRe Holdings Ltd.	129,500	5,895
Safeco Corp.	160,400	5,659
W.R. Berkley Corp.	126,900	6,688

		130,813

Healthcare 15.3%
Aetna, Inc.	108,600	6,538
C.R. Bard, Inc. (a)	100,900	7,195
Caremark Rx, Inc. (a)	280,300	7,198
Celgene Corp. (a)	209,700	6,375
Edwards Lifesciences Corp. (a)	193,200	6,209
Express Scripts, Inc. (a)	91,900	6,268
Genzyme Corp. (a)	64,100	2,679
Gilead Sciences, Inc. (a)	159,400	8,859
MedImmune, Inc. (a)	88,500	3,219
Omnicare, Inc.	237,800	8,035
Pharmaceutical Resources, Inc. (a)	96,500	4,696
Quest Diagnostics, Inc. (a)	93,700	5,978
Sepracor, Inc. (a)	129,300	2,331
St. Jude Medical, Inc. (a)	107,700	6,193
Varian Medical Systems, Inc. (a)	86,600	4,986
Watson Pharmaceuticals, Inc. (a)	192,300	7,763

		94,522

Materials & Processing 3.2%
Ball Corp.	112,800	5,134
Freeport-McMoran Copper & Gold, Inc.	146,400	3,587
Minerals Technologies, Inc.	121,700	5,922
Pactiv Corp. (a)	264,000	5,203

		19,846

Technology 21.8%
Adobe Systems, Inc.	163,700	5,250
Adtran, Inc. (a)	132,800	6,775
Affiliated Computer Services, Inc. ‘A’ (a)	110,018	5,031
Altera Corp. (a)	377,400	6,189
Avocent Corp. (a)	189,100	5,660
BEA Systems, Inc. (a)	266,700	2,896
Broadcom Corp. ‘A’ (a)	327,600	8,160
CheckFree Corp. (a)	165,400	4,605
Citrix Systems, Inc. (a)	148,800	3,030
Diebold, Inc.	152,100	6,578
Integrated Circuit Systems, Inc. (a)	229,500	7,213
InterActive Corp. (a)	174,200	6,893
Juniper Networks, Inc. (a)	467,100	5,778
L-3 Communications Holdings, Inc. (a)	127,400	5,541
Mercury Interactive Corp. (a)	128,600	4,965
Pixar, Inc. (a)	76,700	4,666
PMC - Sierra, Inc. (a)	242,600	2,846
SanDisk Corp. (a)	163,500	6,597
Storage Technology Corp. (a)	214,700	5,526
UTStarcom, Inc. (a)	211,500	7,523
VERITAS Software Corp. (a)	134,700	3,862
Western Digital Corp. (a)	575,500	5,928
Xerox Corp. (a)	558,200	5,911
Yahoo, Inc. (a)	226,900	7,433

		134,856

Transportation 0.1%
JetBlue Airways Corp. (a)	19,100	801

Utilities 1.2%
Entergy Corp.	138,200	7,294

Total Common Stocks (Cost $508,636)		599,631

SHORT-TERM INSTRUMENTS 8.2%
Money Market Fund 5.0%
State Street Navigator Securities Lending Prime Portfolio (b)	31,315,634	31,316

	Principal Amount (000s)	Value (000s)

Repurchase Agreement 3.2%
State Street Bank
0.800% due 07/01/2003	$19,992	$19,992
(Dated 06/30/2003. Collateralized by Freddie Mac 2.125% due 05/20/2004 valued at $20,395. Repurchase proceeds are $19,992.)

Total Short-Term Instruments (Cost $51,308)		51,308

Total Investments 105.1% (Cost $559,944)		$650,939
Other Assets and Liabilities (Net) (5.1%)		(32,051)

Net Assets 100.0%		$618,888

Notes to Schedule of Investments (amount in thousands):

(a) Non-income producing security.

(b) Security purchased with the cash proceeds from securities loans. The aggregate market value of the securities on loan was $30,578 as of June 30, 2003.

18	PIMCO Funds Annual Report I 6.30.03 I See accompanying notes

Schedule of Investments

NACM Global Fund

June 30, 2003

	Shares	Value (000s)

COMMON STOCKS 98.7%
Australia 0.7%
Australia & New Zealand Banking Group Ltd.	800	$10

Bermuda 1.0%
Tyco International Ltd.	750	14

Canada 2.2%
Cott Corp. (a)	400	8
EnCana Corp.	200	8
Nortel Networks Corp. (a)	5,100	14

		30

France 4.0%
Alcatel Telecommunications S.A.	1,100	10
Aventis S.A. (a)	200	11
Axa	500	8
BNP Paribas S.A.	100	5
Business Objects S.A. SP - ADR (a)	400	9
JC Decaux S.A. (a)	900	11

		54

Germany 2.4%
Bayerische Motoren Werke AG	200	8
Muenchener Rueckversicherungs - Gesellschaft AG	60	6
SAP AG	100	12
T-Online (a)	639	7

		33

Hungary 0.4%
OTP Bank Rt.	500	5

Israel 1.3%
Radware Ltd. (a)	700	12
Teva Pharmaceutical Industries Ltd. SP - ADR	100	6

		18

Japan 3.3%
Fanuc Ltd.	300	15
Mitsubishi Tokyo Financial Group, Inc.	3	14
Nikon Corp. (a)	1,000	8
Yokogawa Electric Corp. (a)	1,000	8

		45

Netherlands 0.7%
ING Group NV	600	10

South Korea 0.7%
Samsung Electronics Co., Ltd. (a)	30	9

Switzerland 2.7%
Roche Holdings AG - Genusschein	100	8
UBS AG	500	28

		36

Taiwan 2.7%
UBS AG Call Warrant (Nanya Technology Corp.) (a)(b)(d)	14,000	10
UBS AG Call Warrant (Taiwan Semiconductor Manufacturing Co., Ltd.) (a)(c)(d)	15,800	26

		36

United Kingdom 4.7%
British Sky Broadcasting Group PLC (a)	1,700	19
Burberry Group PLC (a)	2,100	9
GlaxoSmithKline PLC - ADR	100	4
HSBC Holdings PLC (a)	400	5
Man Group PLC	300	6
Royal Bank of Scotland Group PLC	500	14
Vodafone Group PLC	3,000	6

		63

United States 71.9%
Adobe Systems, Inc.	500	16
Affiliated Managers Group, Inc. (a)	300	18
Amazon.com, Inc. (a)	100	4
Amdocs Ltd. (a)	1,100	$26
American Express Co.	400	17
Amgen, Inc. (a)	200	13
AMR Corp. (a)	1,400	15
AOL Time Warner, Inc. (a)	1,300	21
Applied Materials, Inc. (a)	400	6
Ask Jeeves, Inc. (a)	1,100	15
Autoliv, Inc.	600	16
Avaya, Inc. (a)	400	3
Bear Stearns Co., Inc.	300	22
Biosite, Inc. (a)	200	10
BJ Services Co. (a)	300	11
Burlington Resources, Inc.	100	5
Cendant Corp. (a)	600	11
Chicago Bridge & Iron Company NV	600	14
Cisco Systems, Inc. (a)	800	13
Citigroup, Inc.	600	25
CNET Networks, Inc. (a)	1,400	9
ConocoPhillips	200	11
Crown Holdings, Inc. (a)	900	6
Dell Computer Corp. (a)	500	16
Digital Insight Corp. (a)	800	15
E*Trade Group, Inc. (a)	1,800	15
E.W. Scripps Co.	100	9
eBay, Inc. (a)	100	10
Echostar Communications Corp. ‘A’ (a)	400	14
EMCOR Group, Inc. (a)	200	10
Energizer Holdings, Inc. (a)	1,300	41
ENSCO International, Inc.	200	5
EOG Resources, Inc.	200	8
FedEx Corp.	200	12
Flextronics International Ltd. (a)	1,300	14
Fox Entertainment Group, Inc. (a)	500	14
Frontier Airlines, Inc. (a)	700	6
Garmin Ltd. (a)	100	4
Genentech, Inc. (a)	100	7
General Electric Co.	900	26
Gilead Sciences, Inc. (a)	200	11
GTECH Holdings Corp.	500	19
Halliburton Co.	800	18
Intel Corp.	600	12
InterActive Corp. (a)	300	12
InterDigital Communications Corp. (a)	200	5
iShares MSCI EAFE Trust	200	22
JDS Uniphase Corp. (a)	2,600	9
Liberty Media Corp. ‘A’ (a)	800	9
Lowe’s Cos., Inc.	200	9
Lucent Technologies, Inc. (a)	2,900	6
Medtronic, Inc.	200	10
Merck & Co., Inc.	200	12
MGM Grand, Inc. (a)	600	21
Micrel, Inc. (a)	1,000	10
Microsoft Corp.	500	13
Mid Atlantic Medical Services (a)	300	16
Monster Worldwide, Inc. (a)	500	10
NASDAQ 100 Index Tracking Stock (a)	500	15
Pfizer, Inc.	600	20
Praxair, Inc.	100	6
Quiksilver, Inc. (a)	900	15
SafeCo Corp.	200	7
Silicon Laboratories, Inc. (a)	400	11
Smith International, Inc. (a)	400	15
Stericycle, Inc. (a)	200	8
Supervalu, Inc.	500	10
VERITAS Software Corp. (a)	1,000	29
Viacom, Inc. (a)	400	17
Waste Management, Inc.	500	12
Weatherford International, Inc. (a)	100	4
Wells Fargo & Co.	200	10
Western Digital Corp. (a)	600	6
Williams Companies, Inc.	1,000	8
Xilinx, Inc. (a)	400	10
Yahoo, Inc. (a)	500	$16

		976

Total Common Stocks (Cost $1,180)		1,339

Total Investments 98.7% (Cost $1,180)		$1,339
Other Assets and Liabilities (Net) 1.3%		18

Net Assets 100.0%		$1,357

Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing security.

(b) The warrants entitle the Fund to purchase 1 share of Nanya Technology Corp. for every warrant held at $0.0001 until March 17, 2004.

(c) The warrants entitle the Fund to purchase 1 share of Taiwan Semiconductor Manufacturing Co., Ltd. for every warrant held at $0.0001 until January 13, 2004.

(d) Indicates a fair valued security which has not been valued utilizing an independent quote and which is valued pursuant to guidelines established by the Trustees. The aggregate value of fair valued securities is $36 which is 2.70% of net assets.

See accompanying notes I 6.30.03 I PIMCO Funds Annual Report	19

Schedule of Investments

NACM International Fund

June 30, 2003

	Shares	Value (000s)

COMMON STOCKS 95.3%
Australia 4.8%
Australia & New Zealand Banking Group Ltd.	4,500	$56
Foster’s Group Ltd.	7,000	20
Publishing & Broadcasting Ltd.	3,000	20
Qantas Airways Ltd.	8,951	20
Telstra Corp., Ltd.	7,000	21
The News Corporation Ltd.	4,000	30
Woolworths Ltd.	2,500	21

		188

Barbados 0.2%
Nabors Industries Ltd. (a)	200	8

Belgium 0.5%
Interbrew	800	18

Brazil 2.3%
Aracruz Celulose S.A. SP - ADR	500	11
Companhia de Bebidas das Americas SP - ADR	1,000	20
Petroleo Brasileiro S.A. SP - ADR	600	11
Tele Norte Leste Participacoes S.A. SP - ADR	1,600	19
Telecomunicacoes Brasileiras S.A. SP - ADR	1,000	28

		89

Canada 7.0%
Bank of Nova Scotia	1,200	53
Canadian National Railway Co.	500	24
EnCana Corp.	1,000	38
Loblaw Cos., Ltd.	600	27
Magna International, Inc.	300	20
Nortel Networks Corp. (a)	7,200	19
Petro-Canada	300	12
Placer Dome, Inc.	3,300	40
Talisman Energy, Inc.	400	18
Telus Corp.	500	9
Telus Corp. (Non Vote)	897	16

		276

China 2.2%
Cathay Pacific Airways Ltd.	18,000	24
China Telecom Corp.	130,000	30
CLP Holdings Ltd.	5,500	24
Jiangsu Expressway Co. Ltd.	22,000	8

		86

Denmark 0.5%
TDC AS	700	21

Finland 1.4%
Nokia Corp.	700	12
Nokia Oyj SP - ADR	2,700	44

		56

France 4.2%
Accor S.A.	1,000	36
Alcatel Telecommunications S.A.	1,900	17
BNP Paribas S.A.	700	36
France Telecom S.A.	400	10
Michelin (CGDE)	200	8
TotalFinaElf S.A.	400	60

		167

Germany 5.0%
Altana AG	100	6
BASF AG	400	17
Bayerische Motoren Werke AG	300	12
Deutsche Post AG	1,200	18
Deutsche Telekom AG (a)	1,300	20
E On AG	500	26
Muenchener Rueckversicherungs - Gesellschaft AG	200	20
Porsche AG	50	21
SAP AG	300	$35
T-Online (a)	2,000	21

		196

Hong Kong 0.6%
Cheung Kong Ltd.	4,000	24

Hungary 0.4%
OTP Bank Rt.	1,600	15

Ireland 1.0%
Bank of Ireland	3,400	41

		41

Israel 1.4%
Teva Pharmaceutical Industries Ltd. SP - ADR	1,000	57

Italy 2.7%
Eni SpA	1,200	18
Finmeccanica SpA	22,000	14
Mediaset SpA (a)	1,700	14
Snam Rete Gas SpA	9,500	37
Unicredito Italiano SpA (a)	4,900	23

		106

Japan 8.6%
Asahi Glass Co., Ltd.	3,000	19
DAI Nippon Printing Co., Ltd.	3,000	32
East Japan Railway Co.	4	18
Fanuc Ltd.	500	25
Hoya Corp.	400	28
Japan Telecom Co.	10	30
Kao Corp.	1,000	19
KDDI Corp.	5	19
Keyence Corp.	100	18
Matsushita Electric Industrial Co., Ltd.	2,000	20
Mitsubishi Tokyo Financial Group, Inc.	5	23
Shin-Etsu Chemical Co., Ltd. (a)	500	17
Tokyo Electric Power	800	15
Toyota Motor Corp.	1,400	36
UFJ Holdings, Inc. (a)	12	18

		337

Netherlands 3.0%
ASML Holding NV (a)	2,500	24
ING Group NV	2,700	47
Royal Dutch Petroleum Co.	700	32
TPG NV	800	14

		117

Norway 0.6%
Statoil ASA	2,700	23

Russia 1.5%
LUKOIL Holding SP - ADR	200	16
YUKOS SP - ADR	750	42

		58

Singapore 1.4%
DBS Group Holdings Ltd.	4,000	23
Singapore Airlines Ltd.	2,000	12
Singapore Press Holdings Ltd.	2,000	21

		56

South Korea 3.6%
Korea Electric Power Corp.	1,000	16
LG Chemical Ltd.	500	20
LG Electronics, Inc.	670	28
Samsung Electronics Ltd. SP - GDR	200	30
SK Telecom Co., Ltd.	200	34
SK Telecom Co., Ltd. SP - ADR	700	13

		141

Spain 2.9%
Banco Popular Espanol S.A.	900	45
Endesa S.A.	2,300	38
Telefonica S.A.	2,652	$31

		114

Sweden 1.8%
Hennes & Mauritz AB	1,200	28
Skandinaviska Enskilda Banken	3,000	31
Svenska Cellulosa AB	300	10

		69

Switzerland 6.0%
Converium Holding AG	300	14
Credit Suisse Group	2,200	58
Holcim Ltd.	1,000	37
Novartis AG	1,100	44
Roche Holdings AG - Genusschein	500	39
UBS AG	800	44

		236

Taiwan 2.6%
CSFB Equity Linked Participation Notes (Quanta Computers, Inc.) (a)(b)	15,000	31
Merrill Lynch Call Warrant (Ausustek Computer, Inc.) (a)(c)	7,000	18
Taiwan Semiconductor Manufacturing Co. Ltd. SP - ADR	2,800	28
UBS AG Call Warrant (Nanya Technology Corp.) (a)(d)(f)	16,000	12
UBS Call Warrant (Formosa Plastics Corp.) (a)(e)(f)	9,800	14

		103

United Kingdom 23.4%
AstraZeneca PLC	900	36
Barclays PLC	6,778	50
BG Group PLC	3,200	14
BHP Billiton PLC	5,600	29
BP PLC	4,400	31
British Airways PLC (a)	4,300	11
British American Tobacco PLC	3,600	41
British Sky Broadcasting Group PLC (a)	2,800	31
Gallaher Group PLC	1,900	19
GlaxoSmithKline PLC	3,000	61
HBOS PLC	4,000	52
Imperial Tobacco Group PLC	1,000	18
InterContinental Hotels Group PLC (a)	4,864	35
Kingfisher PLC	5,000	23
Lloyds TSB Group PLC	4,000	28
Man Group PLC	2,600	51
Matalan PLC	7,000	20
mm02 PLC (a)	43,000	40
National Grid Transco PLC	3,600	24
Persimmon PLC	2,600	20
Reckitt Benckiser PLC	1,600	29
Royal Bank of Scotland Group PLC	3,000	84
Smiths Group PLC	1,400	16
Tesco PLC	8,400	30
The Berkley Group PLC	1,600	20
Vodafone Group PLC	34,000	66
Vodafone Group PLC SP - ADR	900	18
Wimpey (George) PLC	4,100	20

		917

United States 5.7%
Barclays PLC	100	3
Biovail Corp. (a)	600	28
GlobalSantaFe Corp.	600	14
Noble Corp. (a)	600	21
Precision Drilling Corp. (a)	1,000	38
Royal Dutch Petroleum Co.	800	37
Schlumberger Ltd.	300	14
Transocean, Inc. (a)	1,000	22
UTStarcom, Inc. (a)	700	25

20	PIMCO Funds Annual Report I 6.30.03 I See accompanying notes

	Shares	Value (000s)

Weatherford International, Inc. (a)	500	$21

		223

Total Common Stocks (Cost $3,382)		3,742

PURCHASED PUT OPTIONS 0.0%
	# of Contracts

Hong Kong Dollar vs. U.S. Dollar (OTC)
Strike @ 7.820 Exp. 10/07/2003	60,000	0

Total Purchased Put Options (Cost $0)		0

SHORT-TERM INSTRUMENTS 3.3%
	Principal Amount (000s)

Repurchase Agreement 3.3%
State Street Bank
0.800% due 07/01/2003	$130	130
(Dated 06/30/2003. Collateralized by Federal Home Loan Bank 3.125% due 11/14/2003 valued at $137. Repurchase proceeds are $130.)

Total Short-Term Instruments (Cost $130)		130

Total Investments 98.6% (Cost $3,512)		$3,872
Other Assets and Liabilities (Net) 1.4%		53

Net Assets 100.0%		$3,925

Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing security.

(b) Securities are issued by Credit Suisse First Boston and are designed to track investments in the local shares of the underlying company and subject the Portfolio to the credit risk of the issuer and the market risk of the underlying company. The notes carry no ownership or voting rights and represent no equity interest in the underlying company. Payment of dividends or proceeds received upon disposition may be subject to certain costs, expenses, duties, taxes or other charges incurred by the issuer.

(c) The warrants entitle the Fund to purchase 1 share of Ausustek Computer, Inc. for every warrant held at $0.000001 until April 10, 2006.

(d) The warrants entitle the Fund to purchase 1 share of Nanya Technology Corp. for every warrant held at $0.0001 until March 17, 2004.

(e) The warrants entitle the Fund to purchase 1 share of Formosa Plastics Corp. for every warrant held at $0.0001 until May 24, 2004.

(f) Indicates a fair valued security which has not been valued utilizing an independent quote and which is valued pursuant to guidelines established by the Trustees. The aggregate value of fair valued securities is $26 which is 0.66% of net assets.

See accompanying notes I 6.30.03 I PIMCO Funds Annual Report	21

Schedule of Investments

NFJ Equity Income Fund

June 30, 2003

	Shares	Value (000s)

COMMON STOCKS 93.6%
Aerospace 2.1%
Goodrich Corp.	78,600	$1,651

Capital Goods 4.0%
Cooper Industries, Ltd.	35,800	1,479
Textron, Inc.	41,200	1,608

		3,087

Communications 5.7%
SBC Communications, Inc.	58,100	1,484
Sprint Corp.	106,000	1,526
Verizon Communications, Inc.	36,300	1,432

		4,442

Consumer Discretionary 17.0%
Eastman Kodak Co.	105,200	2,877
General Motors Corp.	79,600	2,866
Limited, Inc.	95,700	1,483
The May Department Stores Co.	66,000	1,469
VF Corp.	85,400	2,908
Whirlpool Corp.	25,100	1,599

		13,202

Consumer Staples 11.4%
Albertson’s, Inc.	75,400	1,448
ConAgra Foods, Inc.	61,500	1,451
Fortune Brands, Inc.	28,300	1,477
RJ Reynolds Tobacco Holdings, Inc.	84,000	3,126
Supervalu, Inc.	64,000	1,365

		8,867

Energy 9.3%
ChevronTexaco Corp.	19,700	1,422
ConocoPhillips	26,606	1,458
KeySpan Corp.	41,200	1,461
Marathon Oil Corp.	54,100	1,426
Occidental Petroleum Corp.	43,200	1,449

		7,216

Financial & Business Services 29.2%
Apartment Investment & Management Co. ‘A’	41,600	1,439
CIGNA Corp.	32,200	1,512
Deluxe Corp.	32,300	1,447
Duke Realty Corp.	54,000	1,488
FleetBoston Financial Corp.	46,800	1,390
J.P. Morgan Chase & Co.	43,800	1,497
Key Corp.	111,400	2,815
Lincoln National Corp.	83,500	2,975
Morgan Stanley Dean Witter & Co.	33,400	1,428
Union Planters Corp.	90,500	2,808
UnumProvident Corp.	79,000	1,059
Washington Mutual, Inc.	69,200	2,858

		22,716

Healthcare 3.7%
Bristol-Myers Squibb Co.	54,300	1,474
GlaxoSmithKline PLC	35,200	1,427

		2,901

Materials & Processing 1.9%
Georgia-Pacific Corp.	76,000	1,440

Technology 1.8%
Electronic Data Systems Corp.	66,200	1,420

Transportation 1.9%
Burlington Northern Santa Fe Corp.	50,600	1,439

Utilities 5.6%
American Electric Power Co., Inc.	48,200	1,438
DTE Energy Co.	36,900	1,426
Nicor, Inc.	40,100	1,488

		4,352

Total Common Stocks (Cost $68,408)		72,733

SHORT-TERM INSTRUMENTS 11.9%
Money Market Fund 6.6%
State Street Navigator Securities Lending Prime Portfolio (a)	5,116,235	$5,116

	Principal Amount (000s)

Repurchase Agreement 5.3%
State Street Bank
0.800% due 07/01/2003	$4,135	4,135
(Dated 06/30/2003. Collateralized by Federal Home Loan Bank 1.350% due 05/03/2004 valued at $4,222. Repurchase proceeds are $4,135.)

Total Short-Term Instruments (Cost $9,251)		9,251

Total Investments 105.5% (Cost $77,659)		$81,984
Other Assets and Liabilities (Net) (5.5%)		(4,309)

Net Assets 100.0%		$77,675

Notes to Schedule of Investments (amounts in thousands):

(a) Security purchased with the cash proceeds from securities loans. The aggregate market value of the securities on loan was $4,950 as of June 30, 2003.

22	PIMCO Funds Annual Report I 6.30.03 I See accompanying notes

Schedule of Investments

NFJ Small-Cap Value Fund

June 30, 2003

	Shares	Value (000s)

COMMON STOCKS 91.9%
Aerospace 0.6%
Kaman Corp. ‘A’	740,000	$8,651

Building 2.9%
Butler Manufacturing Co.	115,300	1,906
Crane Co.	630,000	14,257
Hughes Supply, Inc.	400,000	13,880
MDC Holdings, Inc.	281,000	13,567

		43,610

Capital Goods 8.2%
Acuity Brands, Inc.	807,000	14,663
ArvinMeritor, Inc.	675,000	13,621
Barnes Group, Inc.	448,000	9,748
Curtiss-Wright Corp.	131,800	8,330
Gatx Capital Corp.	712,000	11,641
Harsco Corp.	382,000	13,771
Precision Castparts Corp.	455,000	14,150
Regal-Beloit Corp.	699,000	13,351
Tecumseh Products Co. ‘A’	330,000	12,642
York International Corp.	574,000	13,432

		125,349

Consumer Discretionary 16.6%
Arctic Cat, Inc.	621,000	11,898
Banta Corp.	410,000	13,272
Brown Shoe Co., Inc.	464,000	13,827
Burlington Coat Factory Warehouse Corp.	784,000	14,034
Callaway Golf Co.	1,000,000	13,220
Cato Corp. ‘A’	655,000	13,807
Claire’s Stores, Inc.	519,000	13,162
Dillard’s, Inc. ‘A’	879,000	11,840
Ennis Business Forms, Inc.	641,700	9,337
Kellwood Co.	455,000	14,392
Kimball International, Inc. ‘B’	586,000	9,142
Lancaster Colony Corp.	345,000	13,338
Lance, Inc.	1,221,000	11,148
Libbey, Inc.	596,400	13,538
Maytag Corp.	549,000	13,407
Ruddick Corp.	895,000	14,069
Russ Berrie & Co., Inc.	377,000	13,764
Russell Corp.	705,000	13,395
Sturm Ruger & Co., Inc.	820,000	8,200
Tupperware Corp.	955,000	13,714

		252,504

Consumer Services 3.4%
Bob Evans Farms, Inc.	493,000	13,622
IHOP Corp.	339,400	10,715
Lone Star Steakhouse & Saloon, Inc.	635,000	13,824
Roto-Rooter, Inc.	346,000	13,214

		51,375

Consumer Staples 5.5%
Casey’s General Stores, Inc.	962,000	13,603
Corn Products International, Inc.	452,000	13,574
Fresh Del Monte Produce, Inc.	550,000	14,129
Loews Corp. - Carolina Group	545,000	14,715
Sensient Technologies Corp.	624,000	14,240
Universal Corp.	319,000	13,494

		83,755

Energy 8.4%
Berry Petroleum Co. ‘A’	495,000	8,885
Cabot Oil & Gas Corp. ‘A’	500,000	13,805
Helmerich & Payne, Inc.	460,000	13,432
Northwest Natural Gas Co.	493,000	13,434
Patina Oil & Gas Corp.	433,750	13,945
St. Mary Land & Exploration Co.	505,000	13,786
Tidewater, Inc.	456,000	13,393
UGI Corp.	429,000	13,599
Vintage Petroleum, Inc.	1,216,000	13,716
World Fuel Services Corp.	422,000	10,377

		128,372

Financial & Business Services 19.9%
AmerUs Group Co.	497,000	$14,010
Annaly Mortgage Management, Inc.	677,000	13,479
BancorpSouth, Inc.	631,000	13,156
CBL & Associates Properties, Inc.	316,000	13,588
Commercial Federal Corp.	643,000	13,632
Delphi Financial Group, Inc.‘A’	295,000	13,806
First Industrial Realty Trust, Inc.	422,000	13,335
Fremont General Corp.	1,000,000	13,700
Health Care Property Investors, Inc.	328,000	13,891
Healthcare Realty Trust, Inc.	456,000	13,292
HRPT Properties Trust	1,469,000	13,515
Hudson United Bancorp.	394,000	13,455
LandAmerica Financial Group, Inc.	288,000	13,680
McGrath Rentcorp	454,000	12,140
New Plan Excel Realty Trust, Inc.	633,000	13,515
Old National Bancorp.	570,000	13,110
Provident Financial Group, Inc.	521,000	13,353
Seacoast Financial Services Corp.	660,000	13,068
Shurgard Storage Centers, Inc. ‘A’	418,000	13,827
Susquehanna Bancshares, Inc.	464,000	10,834
UMB Financial Corp.	242,100	10,265
United Dominion Realty Trust	783,000	13,483
Washington Federal, Inc.	581,000	13,439

		303,573

Healthcare 4.6%
Arrow International, Inc.	301,000	13,289
Cooper Cos., Inc.	418,600	14,555
Invacare Corp.	404,000	13,332
Landauer, Inc.	327,000	13,678
Owens & Minor, Inc.	647,000	14,460

		69,314

Materials & Processing 8.6%
Albany International Corp.	250,000	6,850
Commercial Metals Co.	728,400	12,958
Florida Rock Industries, Inc.	317,000	13,086
Goldcorp, Inc.	364,000	4,368
Lincoln Electric Holdings, Inc.	660,000	13,471
Lubrizol Corp.	444,000	13,760
Massey Energy Co.	1,000,000	13,150
Rock-Tenn Co. ‘A’	888,000	15,052
Teleflex, Inc.	311,000	13,233
Universal Forest Products, Inc.	667,500	13,977
Wellman, Inc.	1,058,000	11,850

		131,755

Technology 1.7%
Analogic Corp.	23,400	1,141
Methode Electronics, Inc.	1,290,000	13,867
PerkinElmer, Inc.	819,800	11,321

		26,329

Transportation 3.5%
Alexander & Baldwin, Inc.	503,000	13,345
Frontline Ltd.	801,800	11,402
Teekay Shipping Corp.	328,000	14,071
USF Corp.	509,000	13,728

		52,546

Utilities 8.0%
Atmos Energy Corp.	555,000	13,764
Cleco Corp.	770,000	13,336
Energen Corp.	399,000	13,287
National Fuel Gas Co.	519,000	13,520
OGE Energy Corp.	664,000	14,190
Peoples Energy Corp.	322,000	13,811
PNM Resources, Inc.	514,000	13,749
Vectren Corp.	543,000	13,602
WGL Holdings, Inc.	495,000	13,217

		122,476

Total Common Stocks (Cost $1,263,100)		1,399,609

SHORT-TERM INSTRUMENTS 11.6%
Money Market Fund 4.8%
State Street Navigator Securities Lending Prime Portfolio (a)	73,176,635	$73,177

	Principal Amount (000s)

Repurchase Agreement 6.8%
State Street Bank
0.800% due 07/01/2003	$103,791	103,791
(Dated 06/30/2003. Collateralized by Fannie Mae 0.000% due 08/13/2003 valued at $3,870 and Federal Home Loan Bank 1.250% due 07/02/2004 valued at $102,007. Repurchase proceeds are $103,793.)

Total Short-Term Instruments (Cost $176,968)		176,968

Total Investments 103.5% (Cost $1,440,068)		$1,576,577
Other Assets and Liabilities (Net) (3.5%)		(53,281)

Net Assets 100.0%		$1,523,296

Notes to Schedule of Investments (amounts in thousands):

(a) Security purchased with the cash proceeds from securities loans. The aggregate market value of the securities on loan was $71,584 as of June 30, 2003.

See accompanying notes I 6.30.03 I PIMCO Funds Annual Report	23

Schedule of Investments

PEA Growth & Income Fund

June 30, 2003

	Shares	Value (000s)

COMMON STOCKS 89.1%
Capital Goods 7.1%
3M Co.	10,000	$1,290
Caterpillar, Inc.	35,000	1,948
General Electric Co.	65,000	1,864

		5,102

Communications 1.9%
Verizon Communications, Inc.	35,000	1,381

Consumer Discretionary 6.4%
Clear Channel Communications, Inc. (a)	35,000	1,484
Eastman Kodak Co.	25,000	684
General Motors Corp.	50,000	1,120
Wal-Mart Stores, Inc.	25,000	1,342

		4,630

Consumer Services 2.1%
Viacom, Inc. (a)	35,000	1,528

Consumer Staples 2.5%
Procter & Gamble Co.	20,000	1,784

Energy 8.1%
BP PLC SP - ADR	35,000	1,471
ChevronTexaco Corp.	25,000	1,805
Kinder Morgan Management LLC	67,541	2,530

		5,806

Financial & Business Services 28.7%
American Express Co.	35,000	1,463
American International Group, Inc.	25,000	1,379
Bank of America Corp.	25,000	1,976
Boston Properties, Inc.	50,000	2,190
Citigroup, Inc.	50,000	2,140
First Data Corp.	35,000	1,450
iStar Financial, Inc.	25,000	912
J.P. Morgan Chase & Co.	75,000	2,563
Morgan Stanley Dean Witter & Co.	25,000	1,069
Simon Property Group, Inc.	50,000	1,951
Vornado Realty Trust	50,000	2,180
Washington Mutual, Inc.	35,000	1,445

		20,718

Healthcare 10.7%
Allergan, Inc.	20,000	1,542
Boston Scientific Corp. (a)	25,000	1,527
Forest Laboratories, Inc. (a)	25,000	1,369
Pfizer, Inc.	50,000	1,708
Wyeth	35,000	1,594

		7,740

Materials & Processing 5.7%
Alcoa, Inc.	50,000	1,275
Dow Chemical Co.	50,000	1,548
International Paper Co.	35,000	1,251

		4,074

Technology 11.6%
Hewlett-Packard Co.	100,000	2,130
Honeywell International, Inc.	50,000	1,343
IBM Corp.	15,000	1,238
Intel Corp.	50,000	1,039
Microsoft Corp.	75,000	1,921
Sun Microsystems, Inc. (a)	150,000	690

		8,361

Utilities 4.3%
Dominion Resources, Inc.	25,000	1,607
Exelon Corp.	25,000	1,495

		3,102

Total Common Stocks (Cost $61,344)		64,226

CONVERTIBLE PREFERRED STOCK 6.1%
Goldman Sachs Group, Inc.
8.850% due 01/23/2004	86,400	$1,635
11.125% due 04/08/2004	82,000	1,526
12.000% due 12/22/2003	45,100	1,214

Total Convertible Preferred Stock (Cost $3,760)		4,375

CONVERTIBLE BONDS & NOTES 2.2%
	Principal Amount (000s)

Industrials 2.2%
Cendant Corp.
3.875% due 11/27/2011 (a)	$1,500	1,594

Total Convertible Bonds & Notes (Cost $1,500)		1,594

SHORT-TERM INSTRUMENTS 2.3%
Repurchase Agreement 2.3%
State Street Bank
0.800% due 07/01/2003	1,685	1,685
(Dated 06/30/2003. Collateralized by Fannie Mae 1.350% due 05/03/2004 valued at $1, 720. Repurchase proceeds are $1,685.)

Total Short-Term Instruments (Cost $1,685)		1,685

Total Investments 99.7% (Cost $68,289)		$71,880
Other Assets and Liabilities (Net) 0.3%		249

Net Assets 100.0%		$72,129

Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing security.

24	PIMCO Funds Annual Report I 6.30.03 I See accompanying notes

Schedule of Investments

PEA Growth Fund

June 30, 2003

	Shares	Value (000s)

COMMON STOCKS 98.2%
Capital Goods 7.0%
3M Co.	150,000	$19,347
General Electric Co.	750,000	21,510
Illinois Tool Works, Inc.	250,000	16,462

		57,319

Communications 2.1%
Echostar Communications Corp. ‘A’ (a)	500,000	17,310

Consumer Discretionary 12.5%
Clear Channel Communications, Inc. (a)	750,000	31,792
Comcast Corp. (a)	500,000	14,415
Nike, Inc.	250,000	13,372
The Home Depot, Inc.	500,000	16,560
Wal-Mart Stores, Inc.	500,000	26,835

		102,974

Consumer Services 8.3%
Carnival Corp.	500,000	16,255
Cendant Corp. (a)	750,000	13,740
Starwood Hotels & Resorts Worldwide, Inc.	500,000	14,295
Viacom, Inc. (a)	550,000	24,013

		68,303

Consumer Staples 2.7%
Procter & Gamble Co.	250,000	22,295

Energy 2.0%
Schlumberger Ltd.	350,000	16,649

Financial & Business Services 21.5%
American Express Co.	500,000	20,905
American International Group, Inc.	500,000	27,590
Bank of America Corp.	350,000	27,660
Citigroup, Inc.	850,000	36,380
First Data Corp.	750,000	31,080
Merrill Lynch & Co.	350,000	16,338
SLM Corp.	450,000	17,627

		177,580

Healthcare 16.2%
Boston Scientific Corp. (a)	350,000	21,385
Forest Laboratories, Inc. (a)	350,000	19,163
Johnson & Johnson	250,000	12,925
Pfizer, Inc.	1,000,000	34,150
Stryker Corp.	300,000	20,811
UnitedHealth Group, Inc.	500,000	25,125

		133,559

Technology 23.3%
Applied Materials, Inc. (a)	550,000	8,723
Cisco Systems, Inc. (a)	1,500,000	24,885
Dell Computer Corp. (a)	750,000	23,970
EMC Corp. (a)	1,250,000	13,088
Hewlett-Packard Co.	1,000,000	21,300
IBM Corp.	250,000	20,625
Intel Corp.	750,000	15,588
Maxim Integrated Products, Inc.	350,000	11,967
Microsoft Corp.	1,000,000	25,610
Oracle Corp. (a)	1,000,000	12,020
SAP AG	500,000	14,610

		192,386

Transportation 2.6%
FedEx Corp.	350,000	21,711

Total Common Stocks (Cost $711,238)		810,086

	Principal Amount (000s)	Value (000s)

CONVERTIBLE BONDS & NOTES 0.0%
Financial & Business Services 0.0%
Cabbell Financial Grantor Trust
7.187% due 12/31/2002 (b)	$358,994	$0

Total Convertible Bonds & Notes (Cost $359)		0

SHORT-TERM INSTRUMENTS 3.9%
	Shares

Money Market Fund 1.4%
State Street Navigator Securities Lending Prime Portfolio (c)	11,116,932	11,117

	Principal Amount (000s)

Repurchase Agreement 2.5%
State Street Bank
0.800% due 07/01/2003	$20,370	20,370
(Dated 06/30/2003. Collateralized by Federal Home Loan Bank 1.300% due 06/28/2004 valued at $20,779. Repurchase proceeds are $20,370.)

Total Short-Term Instruments (Cost $31,487)		31,487

Total Investments 102.1% (Cost $743,084)		$841,573
Other Assets and Liabilities (Net) (2.1%)		(16,903)

Net Assets 100.0%		$824,670

Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing security.

(b) Security is in default.

(c) Security purchased with the cash proceeds from securities loans. The aggregate market value of the securities on loan was $10,841 as of June 30, 2003.

See accompanying notes I 6.30.03 I PIMCO Funds Annual Report	25

Schedule of Investments

PEA Renaissance Fund

June 30, 2003

	Shares	Value (000s)

COMMON STOCKS 89.7%
Aerospace 0.6%
Goodrich Corp.	1,004,100	$21,086

Capital Goods 12.0%
ArvinMeritor, Inc.	2,160,000	43,589
CNH Global N.V.	1,681,480	16,041
Navistar International Corp. (a)	5,332,100	173,986
Tyco International Ltd.	6,179,800	117,293
Visteon Corp.	5,145,800	35,352
York International Corp.	686,700	16,069

		402,330

Consumer Discretionary 5.3%
Goodyear Tire & Rubber Co.	240,000	1,260
J.C. Penney Co., Inc.	8,436,300	142,152
Sears, Roebuck & Co.	1,025,000	34,481

		177,893

Consumer Services 1.6%
Liberty Media Corp. ‘A’ (a)	4,565,981	52,783

Consumer Staples 1.7%
Loews Corp. - Carolina Group	844,063	22,790
Smithfield Foods, Inc. (a)	1,080,000	24,754
Tyson Foods, Inc.	875,000	9,292

		56,836

Energy 7.2%
Pride International, Inc. (a)	6,476,038	121,879
Rowan Cos., Inc. (a)	2,202,167	49,329
Transocean, Inc. (a)	460,000	10,106
Valero Energy Corp.	1,550,000	56,311
Veritas DGC, Inc. (a)	200,000	2,300

		239,925

Financial & Business Services 20.0%
American Financial Group, Inc.	1,152,892	26,286
AmeriCredit Corp. (a)	7,127,900	60,944
CIGNA Corp.	310,000	14,551
CIT Group, Inc.	6,938,600	171,036
CNA Financial Corp. (a)	570,000	14,022
Comerica, Inc.	100,000	4,650
Fairfax Financial Holdings Ltd.	312,850	47,201
Freddie Mac	1,350,000	68,540
J.P. Morgan Chase & Co.	4,406,800	150,624
Loews Corp.	1,088,600	51,480
SPDR Trust	150,000	14,645
UnumProvident Corp.	3,151,440	42,261

		666,240

Healthcare 0.3%
Tenet Healthcare Corp. (a)	180,000	2,097
The Phoenix Cos., Inc.	710,000	6,411

		8,508

Materials & Processing 10.2%
Alcan, Inc.	741,000	23,186
Bowater, Inc.	1,080,000	40,446
Crompton Corp.	3,938,185	27,764
FMC Corp. (a)	1,385,000	31,343
Freeport-McMoran Copper & Gold, Inc.	630,000	15,435
Georgia-Pacific Corp.	3,558,000	67,424
IMC Global, Inc.	8,707,700	58,429
Imperial Chemical Industries PLC	4,160,000	8,426
Imperial Chemical Industries PLC SP - ADR	1,030,000	8,549
Nova Chemicals Corp.	97,000	1,847
Phelps Dodge Corp.	180,000	6,901
Premcor, Inc. (a)	320,000	6,896
Smurfit-Stone Container Corp. (a)	30,000	391
Solutia, Inc.	6,297,000	13,727
Tembec, Inc. (a)	4,408,900	26,445
United States Steel Corp.	220,000	3,601

		340,810

Technology 17.9%
Advanced Micro Devices Export Sdn. Bhd. (a)	4,500,000	$28,845
Agilent Technologies, Inc. (a)	500,000	9,775
Amkor Technology, Inc. (a)	1,084,400	14,249
Credence Systems Corp. (a)	2,083,200	17,645
Kulicke & Soffa Industries, Inc. (a)	2,780,000	17,764
Maxtor Corp. (a)	440,500	3,308
Micron Technology, Inc. (a)	10,593,358	123,201
Sanmina-SCI Corp. (a)	27,428,200	173,072
Solectron Corp. (a)	20,738,300	77,561
Teradyne, Inc. (a)	7,540,000	130,517

		595,937

Transportation 6.2%
AMR Corp. (a)	4,948,600	54,435
CSX Corp.	2,635,900	79,314
Swift Transportation Co., Inc. (a)	3,999,800	74,476

		208,225

Utilities 6.7%
Allegheny Energy, Inc.	3,308,000	27,953
Calpine Corp. (a)	5,000	33
PG&E Corp. (a)	7,353,400	155,524
Reliant Resources, Inc. (a)	6,622,000	40,593

		224,103

Total Common Stocks (Cost $2,808,913)		2,994,676

CONVERTIBLE PREFERRED STOCK 0.3%
Household International, Inc.
8.875% due 02/15/2006	280,000	9,778

Total Convertible Preferred Stock (Cost $7,000)		9,778

CONVERTIBLE BONDS & NOTES 0.4%
	Principal Amount (000s)

Healthcare 0.1%
HEALTHSOUTH Corp.
3.250% due 04/01/2003 (b)	$7,000	3,605

Industrials 0.3%
Micron Technology, Inc.
2.500% due 02/01/2010	9,320	11,172

Total Convertible Bonds & Notes (Cost $16,320)		14,777

SHORT-TERM INSTRUMENTS 25.2%
	Shares

Money Market Fund 16.2%
State Street Navigator Securities Lending Prime Portfolio (c)	538,976,783	538,977

	Principal Amount (000s)	Value (000s)

Repurchase Agreement 9.0%
State Street Bank
0.800% due 07/01/2003	$300,156	$300,156

(Dated 06/30/2003. Collateralized by Federal Home Loan Bank 1.370% due 05/03/2004 valued at $102,000 and Federal Home Loan Bank 1.500% due 05/13/2005 valued at $102,000 and Fannie Mae 0.000% due 08/13/2003 valued at $102,001 and Federal Home Loan Bank 1.470% due 05/14/2004 valued at $160. Repurchase proceeds are $300,163.)

Total Short-Term Instruments (Cost $839,133)		839,133

Total Investments 115.6% (Cost $3,671,366)		$3,858,364
Other Assets and Liabilities (Net) (15.6%)		(520,385)

Net Assets 100.0%		$3,337,979

Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing security.

(b) Security is in default.

(c) Security purchased with the cash proceeds from securities loans. The aggregate market value of the securities on loan was $525,093 as of June 30, 2003.

26	PIMCO Funds Annual Report I 6.30.03 I See accompanying notes

Schedule of Investments

PEA Value Fund

June 30, 2003

	Shares	Value (000s)

COMMON STOCKS 89.2%
Aerospace 2.5%
Boeing Co.	699,300	$24,000

Capital Goods 6.7%
Deere & Co.	190,000	8,683
General Electric Co.	180,000	5,162
Navistar International Corp. (a)	290,800	9,489
Tyco International Ltd.	2,223,100	42,194

		65,528

Communications 1.5%
AT&T Wireless Services, Inc. (a)	1,775,000	14,573

Consumer Discretionary 4.5%
AOL Time Warner, Inc. (a)	270,000	4,344
J.C. Penney Co., Inc.	2,352,500	39,640

		43,984

Consumer Services 4.5%
Liberty Media Corp. ‘A’ (a)	3,766,899	43,545

Consumer Staples 4.5%
Altria Group, Inc.	815,000	37,034
Sara Lee Corp.	370,000	6,960

		43,994

Energy 5.2%
ConocoPhillips	500,000	27,400
Royal Dutch Petroleum Co.	490,000	22,844
Schlumberger Ltd.	5,000	238

		50,482

Financial & Business Services 29.1%
Allstate Corp.	515,000	18,360
American International Group, Inc.	270,000	14,899
CIT Group, Inc.	362,554	8,937
Citigroup, Inc.	750,000	32,100
Fannie Mae	35,000	2,360
FleetBoston Financial Corp.	895,000	26,590
Freddie Mac	820,000	41,631
Hartford Financial Services Group, Inc.	290,000	14,604
J.P. Morgan Chase & Co.	1,263,200	43,176
Key Corp.	670,000	16,931
Merrill Lynch & Co.	150,000	7,002
Prudential Financial, Inc.	230,000	7,740
SPDR Trust	302,000	29,484
Travelers Property Casualty Corp.	1,248,900	19,858

		283,672

Healthcare 6.2%
Baxter International, Inc.	541,000	14,066
Bristol-Myers Squibb Co.	335,000	9,095
HCA, Inc.	460,000	14,738
Schering-Plough Corp.	1,232,300	22,921

		60,820

Materials & Processing 6.3%
Alcan, Inc.	346,420	10,839
Alcoa, Inc.	60,000	1,530
Dow Chemical Co.	1,585,000	49,072

		61,441

Technology 18.2%
Agilent Technologies, Inc. (a)	2,202,700	43,063
Electronic Data Systems Corp.	40,000	858
Hewlett-Packard Co.	1,572,249	33,489
Honeywell International, Inc.	720,000	19,332
Micron Technology, Inc. (a)	2,774,849	32,272
Sanmina-SCI Corp. (a)	986,900	6,227
Solectron Corp. (a)	100,000	374
Teradyne, Inc. (a)	2,423,000	41,942

		177,557

Utilities 0.0%
Duke Energy Corp.	20,000	399

Total Common Stocks (Cost $766,959)		869,995

	Principal Amount (000s)	Value (000s)

CONVERTIBLE BONDS & NOTES 1.8%
Financial & Business Services 1.0%
SMFG Finance, Ltd.
2.250% due 07/11/2005 (c)	JY1,200,000	$9,305
Industrials 0.8%
Micron Technology, Inc.
2.500% due 02/01/2010	2,760	3,309
Tyco International Group S.A.
2.750% due 01/15/2018	3,000	3,247
3.125% due 01/15/2023	1,500	1,650

		8,206

Total Convertible Bonds & Notes (Cost $17,392)		17,511

SHORT-TERM INSTRUMENTS 14.1%

	Shares

Money Market Fund 4.9%
State Street Navigator Securities Lending Prime Portfolio (b)	47,381,132	47,381

	Principal Amount (000s)

Repurchase Agreement 9.2%
State Street Bank
0.800% due 07/01/2003	$89,644	89,644
(Dated 06/30/2003. Collateralized by Federal Home Loan Bank 1.300% due 06/28/2004 valued at $51,003 and Fannie Mae 4.750% due 06/28/2004 valued at $40,439. Repurchase proceeds are $89,646.)

Total Short-Term Instruments (Cost $137,025)		137,025

Total Investments 105.1% (Cost $921,376)		$1,024,531
Other Assets and Liabilities (Net) (5.1%)		(49,751)

Net Assets 100.0%		$974,780

Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing security.

(b) Security purchased with the cash proceeds from securities loans. The aggregate market value of the securities on loan was $46,206 as of June 30, 2003.

(c) Principal amount denoted in indicated currency:

JY - Japanese Yen

See accompanying notes I 6.30.03 I PIMCO Funds Annual Report	27

Schedule of Investments

RCM Large-Cap Growth Fund

June 30, 2003

	Shares	Value (000s)

COMMON STOCKS 95.9%
Aerospace 2.7%
Lockheed Martin Corp.	96,000	$4,567
United Technologies Corp.	106,000	7,508

		12,075

Capital Goods 4.3%
3M Co.	35,500	4,579
Danaher Corp.	19,300	1,313
General Electric Co.	480,500	13,781

		19,673

Communications 2.3%
Nokia Oyj SP - ADR	118,500	1,947
SBC Communications, Inc.	131,500	3,360
Vodafone Group PLC SP - ADR	249,000	4,893

		10,200

Consumer Discretionary 9.2%
Costco Wholesale Corp. (a)	75,500	2,763
Electronic Arts, Inc. (a)	58,500	4,328
Harley-Davidson, Inc.	51,500	2,053
Kohl’s Corp. (a)	31,500	1,618
Lowe’s Cos., Inc.	73,500	3,157
Mattel, Inc.	106,000	2,006
Nike, Inc.	70,500	3,771
Starbucks Corp. (a)	201,000	4,929
The Home Depot, Inc.	46,000	1,524
Wal-Mart Stores, Inc.	286,500	15,376

		41,525

Consumer Services 1.7%
Viacom, Inc. (a)	180,000	7,859

Consumer Staples 17.0%
Anheuser-Busch Cos., Inc.	317,000	16,183
Coca-Cola Co.	123,000	5,708
Coca-Cola Enterprises, Inc.	106,000	1,924
Colgate-Palmolive Co.	198,000	11,474
Gillette Co.	61,000	1,943
PepsiCo, Inc.	337,000	14,997
Procter & Gamble Co.	85,500	7,625
SYSCO Corp.	266,000	7,991
Walgreen Co.	307,000	9,241

		77,086

Energy 7.3%
Baker Hughes, Inc.	284,000	9,534
BJ Services Co. (a)	46,000	1,719
BP PLC SP - ADR	111,500	4,685
ChevronTexaco Corp.	48,000	3,466
Exxon Mobil Corp.	206,500	7,415
Noble Corp. (a)	98,000	3,361
Schlumberger Ltd.	57,500	2,735

		32,915

Financial & Business Services 13.0%
Accenture Ltd. (a)	152,500	2,759
AFLAC, Inc.	43,000	1,322
American International Group, Inc.	74,500	4,111
Automatic Data Processing, Inc.	57,500	1,947
Citigroup, Inc.	244,000	10,443
Fannie Mae	193,500	13,050
Fifth Third Bancorp.	54,500	3,125
Franklin Resources, Inc.	89,000	3,477
Hartford Financial Services Group, Inc.	43,000	2,166
Marsh & McLennan Cos., Inc.	110,000	5,618
Merrill Lynch & Co.	75,500	3,524
Safeco Corp.	35,400	1,249
Wells Fargo & Co.	122,000	6,149

		58,940

Healthcare 25.2%
Abbott Laboratories	57,000	2,494
AmerisourceBergen Corp.	29,500	2,046
Amgen, Inc. (a)	166,500	11,152
Boston Scientific Corp. (a)	14,800	904
Cardinal Health, Inc.	127,000	8,166
Genentech, Inc. (a)	33,000	$2,380
Johnson & Johnson	222,500	11,503
Medtronic, Inc.	119,000	5,708
Merck & Co., Inc.	185,000	11,202
Pfizer, Inc.	898,000	30,667
St. Jude Medical, Inc. (a)	2,250	129
Stryker Corp.	37,100	2,574
Teva Pharmaceutical Industries Ltd. SP - ADR (a)	140,500	7,999
WellPoint Health Networks, Inc. (a)	57,500	4,847
Wyeth	272,500	12,412

		114,183

Technology 11.7%
Cisco Systems, Inc. (a)	228,000	3,783
Dell Computer Corp. (a)	215,000	6,871
IBM Corp.	50,500	4,166
Intel Corp.	224,500	4,666
Maxim Integrated Products, Inc.	69,500	2,376
Microsoft Corp.	844,000	21,615
Oracle Corp. (a)	217,500	2,614
QUALCOMM, Inc.	62,000	2,217
SAP AG - SP ADR	37,000	1,081
VERITAS Software Corp. (a)	124,500	3,569

		52,958

Transportation 1.5%
United Parcel Service, Inc.	105,500	6,720

Total Common Stocks (Cost $428,896)		434,134

SHORT-TERM INSTRUMENTS 4.2%
	Principal Amount (000s)

Repurchase Agreement 4.2%
State Street Bank
0.800% due 07/01/2003	$19,099	$19,099
(Dated 06/30/2003. Collateralized by Federal Home Loan Bank 3.750% due 02/13/2004 valued at $19,483. Repurchase proceeds are $19,099.)

Total Short-Term Instruments (Cost $19,099)		19,099

Total Investments 100.1% (Cost $447,995)		$453,233
Other Assets and Liabilities (Net) (0.1%)		(665)

Net Assets 100.0%		$452,568

Notes to Schedule of Investments:

(a) Non-income producing security.

28	PIMCO Funds Annual Report I 6.30.03 I See accompanying notes

Schedule of Investments

RCM Mid-Cap Fund

June 30, 2003

	Shares	Value (000s)

COMMON STOCKS 96.9%
Aerospace 1.3%
Alliant Techsystems, Inc. (a)	57,580	$2989

Capital Goods 5.5%
AGCO Corp.	66,000	1,127
American Standard Cos., Inc. (a)	4,000	296
Danaher Corp.	58,600	3,988
SPX Corp. (a)	84,820	3,737
Weatherford International, Inc. (a)	84,700	3,549

		12,697

Communications 2.3%
CenturyTel, Inc.	10,400	362
Cox Radio, Inc. (a)	112,300	2,595
Entercom Communications Corp. (a)	48,600	2,382

		5,339

Consumer Discretionary 12.8%
AdvancePCS (a)	107,500	4,110
Bed, Bath & Beyond, Inc. (a)	7,600	295
Coach, Inc. (a)	11,600	577
Dollar Tree Stores, Inc. (a)	26,500	841
Electronic Arts, Inc. (a)	37,700	2,789
Harley-Davidson, Inc.	44,700	1,782
Harman International Industries, Inc.	6,100	483
Linens `n Things, Inc. (a)	102,700	2,425
Mattel, Inc.	199,200	3,769
Nike, Inc.	62,400	3,338
Outback Steakhouse, Inc.	47,900	1,868
Scholastic Corp. (a)	74,100	2,207
Starbucks Corp. (a)	110,100	2,700
Williams-Sonoma, Inc. (a)	74,300	2,170

		29,354

Consumer Services 4.6%
Career Education Corp. (a)	36,400	2,491
E.W. Scripps Co.	28,800	2,555
Hilton Hotels Corp.	127,700	1,633
Manpower, Inc.	19,000	705
Starwood Hotels & Resorts Worldwide, Inc.	85,000	2,430
The Cheesecake Factory, Inc. (a)	20,000	718

		10,532

Consumer Staples 5.7%
CDW Corp. (a)	14,290	655
Coca-Cola Enterprises, Inc.	154,000	2,795
Dean Foods Co. (a)	115,950	3,652
Hershey Foods Corp.	39,100	2,724
Performance Food Group Co. (a)	88,100	3,260

		13,086

Energy 7.7%
Anadarko Petroleum Corp.	54,800	2,437
BJ Services Co. (a)	85,700	3,202
Burlington Resources, Inc.	6,000	324
Nabors Industries Ltd. (a)	78,200	3,093
Noble Corp. (a)	13,300	456
Patterson-UTI Energy, Inc. (a)	70,700	2,291
Smith International, Inc. (a)	67,500	2,480
XTO Energy, Inc.	175,233	3,524

		17,807

Financial & Business Services 9.7%
ARAMARK Corp. ‘B’ (a)	133,500	2,993
Charter One Financial, Inc.	113,700	3,545
Federated Investors, Inc.	17,300	474
Fiserv, Inc. (a)	82,900	2,952
Franklin Resources, Inc.	10,600	414
Hartford Financial Services Group, Inc.	33,200	1,672
Lamar Advertising Co. (a)	79,900	2,813
M&T Bank Corp.	2,700	227
Perot Systems Corp. (a)	75,000	852
Platinum Underwriters Holdings, Ltd.	9,000	244
SouthTrust Corp.	7,900	215
TCF Financial Corp.	41,500	$1,653
Willis Group Holdings Ltd.	136,600	4,200

		22,254

Healthcare 21.7%
Aetna, Inc.	43,100	2,595
Allergan, Inc.	10,600	817
AmerisourceBergen Corp.	69,700	4,834
Anthem, Inc. (a)	57,600	4,444
Barr Laboratories, Inc. (a)	12,300	806
Biogen, Inc. (a)	16,000	608
Biomet, Inc. (a)	93,100	2,668
Biovail Corp. (a)	49,100	2,311
Boston Scientific Corp. (a)	29,800	1,821
Caremark Rx, Inc. (a)	80,300	2,062
Genzyme Corp. (a)	13,100	548
Gilead Sciences, Inc. (a)	44,400	2,468
IDEC Pharmaceuticals Corp. (a)	75,300	2,560
McKesson Corp.	15,100	540
Medicis Pharmaceutical ‘A’	2,500	142
MedImmune, Inc. (a)	49,400	1,797
Millennium Pharmaceuticals, Inc. (a)	10,000	157
St. Jude Medical, Inc. (a)	46,500	2,674
Stryker Corp.	61,200	4,245
Teva Pharmaceutical Industries Ltd. SP - ADR	37,600	2,141
Universal Health Services, Inc. ‘B’ (a)	56,700	2,246
Varian Medical Systems, Inc. (a)	42,600	2,452
WellPoint Health Networks, Inc. (a)	53,800	4,535
Zimmer Holdings, Inc. (a)	11,300	509

		49,980

Materials & Processing 1.9%
Air Products & Chemicals, Inc.	50,700	2,109
Fastenal Co.	67,800	2,301

		4,410

Technology 22.9%
Affiliated Computer Services, Inc. ‘A’ (a)	73,500	3,361
Amdocs Ltd. (a)	136,880	3,285
BEA Systems, Inc. (a)	147,200	1,599
ChoicePoint, Inc. (a)	88,700	3,062
Computer Sciences Corp. (a)	81,300	3,099
Cypress Semiconductor Corp. (a)	131,100	1,573
Emulex Corp. (a)	115,720	2,635
GlobespanVirata, Inc. (a)	51,200	422
Integrated Circuit Systems, Inc. (a)	10,920	343
Jabil Circuit, Inc. (a)	92,200	2,038
KLA-Tencor Corp. (a)	12,200	567
L-3 Communications Holdings, Inc. (a)	75,950	3,303
Marvell Technology Group Ltd. (a)	67,120	2,307
Mercury Interactive Corp. (a)	52,300	2,019
Microchip Technology, Inc.	133,950	3,282
Network Associates, Inc. (a)	33,450	424
QLogic Corp. (a)	45,250	2,187
RF Micro Devices, Inc. (a)	7,100	43
Semtech Corp. (a)	2,700	38
SunGard Data Systems, Inc. (a)	158,700	4,112
Symantec Corp. (a)	77,000	3,377
The BISYS Group, Inc. (a)	190,600	3,501
THQ, Inc. (a)	97,400	1,753
UTStarcom, Inc. (a)	92,720	3,298
VERITAS Software Corp. (a)	35,750	1,025

		52,653

Transportation 0.8%
Expeditors International Washington, Inc.	44,200	1,531
JetBlue Airways Corp. (a)	6,000	254

		1,785

Total Common Stocks (Cost $201,978)		222,886

	Principal Amount (000s)	Value (000s)

SHORT-TERM INSTRUMENTS 2.9%
Repurchase Agreement 2.9%
State Street Bank
0.800% due 07/01/2003	$6,662	$6,662
(Dated 06/30/2003. Collateralized by Freddie Mac 2.000% due 01/21/2005 valued at $6,800. Repurchase proceeds are $6,662.)

Total Short-Term Instruments (Cost $6,662)		6,662

Total Investments 99.8% (Cost $208,640)		$229,548
Other Assets and Liabilities (Net) 0.2%		461

Net Assets 100.0%		$230,009

Notes to Schedule of Investments:

(a) Non-income producing security.

See accompanying notes I 6.30.03 I PIMCO Funds Annual Report	29

Financial Highlights

Selected Per Share Data for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized / Unrealized Gain (Loss) on Investments

CCM Capital Appreciation Fund
Class R
12/31/2002 - 06/30/2003	$12.72	$(0.03	)(a)	$1.52	(a)

CCM Mid-Cap Fund
Class R
12/31/2002 - 06/30/2003	$15.58	$(0.07	)(a)	$2.07	(a)

NACM Global Fund
Class R
12/31/2002 - 06/30/2003	$10.40	$(0.03	)(a)	$1.33	(a)

NACM International Fund
Class R
12/31/2002 - 06/30/2003	$9.43	$0.06	(a)	$0.77	(a)

NFJ Equity Income Fund
Class R
12/31/2002 - 06/30/2003	$9.77	$0.13	(a)	$0.71	(a)

NFJ Small-Cap Value Fund
Class R
12/31/2002 - 06/30/2003	$20.00	$0.18	(a)	$1.77	(a)

PEA Growth & Income Fund
Class R
12/31/2002 - 06/30/2003	$6.06	$0.04	(a)	$0.48	(a)

PEA Growth Fund
Class R
12/31/2002 - 06/30/2003	$13.24	$(0.04	)(a)	$1.22	(a)

PEA Renaissance Fund
Class R
12/31/2002 - 06/30/2003	$13.81	$(0.02	)(a)	$3.19	(a)

PEA Value Fund
Class R
12/31/2002 - 06/30/2003	$11.02	$0.10	(a)	$2.32	(a)

RCM Large-Cap Growth Fund
Class R
12/31/2002 - 06/30/2003	$10.10	$0.00	(a)	$0.81	(a)

RCM Mid-Cap Fund
Class R
12/31/2002 - 06/30/2003	$1.85	$(0.01	)(a)	$0.24	(a)

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 1.45%.
(c)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 15.72%.
(d)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 10.82%.
(e)	Ratio of expenses to average net assets excluding trustees’ expense is 1.60%.
(f)	Ratio of expenses to average net assets excluding trustees’ expense is 1.47%.

30	PIMCO Funds Annual Report I 6.30.03 I See accompanying notes

Selected Per Share Data for the Period Ended:	Total Income from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value End of Period

CCM Capital Appreciation Fund
Class R
12/31/2002 - 06/30/2003	$1.49	$0.00	$0.00	$0.00	$14.21

CCM Mid-Cap Fund
Class R
12/31/2002 - 06/30/2003	$2.00	$0.00	$0.00	$0.00	$17.58

NACM Global Fund
Class R
12/31/2002 - 06/30/2003	$1.30	$0.00	$0.00	$0.00	$11.70

NACM International Fund
Class R
12/31/2002 - 06/30/2003	$0.83	$0.00	$0.00	$0.00	$10.26

NFJ Equity Income Fund
Class R
12/31/2002 - 06/30/2003	$0.84	$(0.10)	$0.00	$(0.10)	$10.51

NFJ Small-Cap Value Fund
Class R
12/31/2002 - 06/30/2003	$1.95	$0.00	$0.00	$0.00	$21.95

PEA Growth & Income Fund
Class R
12/31/2002 - 06/30/2003	$0.52	$(0.02)	$0.00	$(0.02)	$6.56

PEA Growth Fund
Class R
12/31/2002 - 06/30/2003	$1.18	$0.00	$0.00	$0.00	$14.42

PEA Renaissance Fund
Class R
12/31/2002 - 06/30/2003	$3.17	$0.00	$(0.69)	$(0.69)	$16.29

PEA Value Fund
Class R
12/31/2002 - 06/30/2003	$2.42	$0.00	$(0.58)	$(0.58)	$12.86

RCM Large-Cap Growth Fund
Class R
12/31/2002 - 06/30/2003	$0.81	$0.00	$0.00	$0.00	$10.91

RCM Mid-Cap Fund
Class R
12/31/2002 - 06/30/2003	$0.23	$0.00	$0.00	$0.00	$2.08

Selected Per Share Data for the Period Ended:	Total Return	Ratio of Expenses to Net Assets End of Period (000s)	Ratio of Net Investment Income (Loss) Average Net Assets		to Average Net Assets		Portfolio Turnover Rate

CCM Capital Appreciation Fund
Class R
12/31/2002 - 06/30/2003	11.71%	$11	1.45	%*	(0.46	)%*	161%

CCM Mid-Cap Fund
Class R
12/31/2002 - 06/30/2003	12.84%	$28	1.46	%(b)*	(0.83	)%*	155%

NACM Global Fund
Class R
12/31/2002 - 06/30/2003	12.50%	$11	1.80	%(c)*	(0.56	)%*	260%

NACM International Fund
Class R
12/31/2002 - 06/30/2003	8.80%	$11	1.90	%(d)*	1.35	%*	157%

NFJ Equity Income Fund
Class R
12/31/2002 - 06/30/2003	8.56%	$11	1.45	%*	2.77	%*	43%

NFJ Small-Cap Value Fund
Class R
12/31/2002 - 06/30/2003	9.75%	$105	1.60	%*	1.72	%*	20%

PEA Growth & Income Fund
Class R
12/31/2002 - 06/30/2003	(5.52)%	$11	1.60	%*	1.20	%*	84%

PEA Growth Fund
Class R
12/31/2002 - 06/30/2003	(8.02)%	$11	1.50	%*	(0.60	)%*	70%

PEA Renaissance Fund
Class R
12/31/2002 - 06/30/2003	17.96%	$12	1.61	%(e)*	(0.29	)%*	76%

PEA Value Fund
Class R
12/31/2002 - 06/30/2003	16.70%	$621	1.45	%*	1.59	%*	152%

RCM Large-Cap Growth Fund
Class R
12/31/2002 - 06/30/2003	8.02%	$40	1.45	%*	(0.05	)%*	25%

RCM Mid-Cap Fund
Class R
12/31/2002 - 06/30/2003	12.43%	$11	1.48	%(f)*	(1.14	)%*	132%

See accompanying notes I 6.30.03 I PIMCO Funds Annual Report	31

Statements of Assets and Liabilities

June 30, 2003

Amounts in thousands, except per share amounts	CCM Capital Appreciation Fund	CCM Mid-Cap Fund	NACM Global Fund	NACM International Fund	NFJ Equity Income Fund

Assets:
Investments, at value	$787,849	$650,939	$1,339	$3,872	$81,984

Cash	11	0	0	1	1

Foreign currency, at value	0	0	0	3	0

Security lending interest receivable	2	2	0	0	0

Receivable for investments sold	3,453	8,158	1	4	179

Receivable for Fund shares sold	1,105	3,281	9	12	597

Interest and dividends receivable	213	101	1	9	285

Manager reimbursement receivable	0	0	84	84	0

	792,633	662,481	1,434	3,985	83,046

Liabilities:
Payable for investments purchased	$21,749	$9,727	$20	$6	$91

Due to Custodian	0	0	8	0	0

Payable for Fund shares redeemed	2,667	2,030	0	0	90

Payable for collateral for securities on loan	37,923	31,316	0	0	5,116

Accrued investment advisory fee	266	222	1	2	27

Accrued administration fee	184	153	0	2	23

Accrued distribution fee	123	96	0	1	16

Accrued servicing fee	60	49	0	0	7

Other liabilities	0	0	48	49	1

	62,972	43,593	77	60	5,371

Net Assets	$729,661	$618,888	$1,357	$3,925	$77,675

Net Assets Consist of:
Paid in capital	$847,250	$783,051	$1,173	$3,782	$73,539

Undistributed (overdistributed) net investment income	0	0	27	1	756

Accumulated undistributed net realized gain (loss)	(194,832)	(255,158)	(2)	(218)	(945)

Net unrealized appreciation	77,243	90,995	159	360	4,325

	$729,661	$618,888	$1,357	$3,925	$77,675

Net Assets:
Class R	$11	$28	$11	$11	$11

Other Classes	729,650	618,860	1,346	3,914	77,664

Shares Issued and Outstanding:

Class R	1	1	1	1	1

Net Asset Value and Redemption Price Per Share
(Net Assets Per Share Outstanding)

Class R	$14.21	$17.58	$11.70	$10.26	$10.51

Cost of Investments Owned	$710,606	$559,944	$1,180	$3,512	$77,659

Cost of Foreign Currency Held	$0	$0	$0	$3	$0

32	PIMCO Funds Annual Report I 6.30.03 I See accompanying notes

Amounts in thousands, except per share amounts	NFJ Small-Cap Value Fund	PEA Growth & Income Fund	PEA Growth Fund	PEA Renaissance Fund	PEA Value Fund	RCM Large-Cap Growth Fund	RCM Mid-Cap Fund

Assets:
Investments, at value	$1,576,577	$71,880	$841,573	$3,858,364	$1,024,531	$453,233	$229,548

Cash	1	1	304	866	0	0	1

Foreign currency, at value	0	0	0	0	68	0	0

Security lending interest receivable	5	0	1	202	3	0	0

Receivable for investments sold	2,308	621	0	30,481	9,180	0	2,641

Receivable for Fund shares sold	27,642	110	220	24,677	3,035	10,384	1,469

Interest and dividends receivable	3,391	99	441	1,374	2,027	299	67

Manager reimbursement receivable	0	0	0	0	0	0	0

	1,609,924	72,711	842,539	3,915,964	1,038,844	463,916	233,726

Liabilities:
Payable for investments purchased	$6,719	$400	$1,833	$26,218	$8,571	$1,622	$3,499

Due to Custodian	0	0	0	0	0	0	0

Payable for Fund shares redeemed	4,939	83	3,715	8,448	6,961	9,416	73

Payable for collateral for securities on loan	73,177	0	11,117	538,977	47,381	0	0

Accrued investment advisory fee	707	35	338	1,588	349	159	87

Accrued administration fee	448	27	267	1,010	297	110	56

Accrued distribution fee	383	24	435	1,127	333	16	1

Accrued servicing fee	255	13	164	617	172	21	1

Other liabilities	0	0	0	0	0	4	0

	86,628	582	17,869	577,985	64,064	11,348	3,717

Net Assets	$1,523,296	$72,129	$824,670	$3,337,979	$974,780	$452,568	$230,009

Net Assets Consist of:
Paid in capital	$1,375,446	$113,850	$1,208,036	$4,059,483	$1,112,219	$504,352	$627,780

Undistributed (overdistributed) net investment income	8,697	94	0	0	3,754	917	0

Accumulated undistributed net realized gain (loss)	2,644	(45,406)	(481,855)	(908,514)	(244,348)	(57,939)	(418,769)

Net unrealized appreciation	136,509	3,591	98,489	187,010	103,155	5,238	20,908

	$1,523,296	$72,129	$824,670	$3,337,979	$974,780	$452,568	$230,009

Net Assets:
Class R	$105	$11	$11	$12	$621	$40	$11

Other Classes	1,523,191	72,118	824,659	3,337,967	974,159	452,528	229,998

Shares Issued and Outstanding:
Class R	4	2	1	1	48	4	5

Net Asset Value and Redemption Price Per Share
(Net Assets Per Share Outstanding)
Class R	$21.95	$6.56	$14.42	$16.29	$12.86	$10.91	$2.08

Cost of Investments Owned	$1,440,068	$68,289	$743,084	$3,671,366	$921,376	$447,995	$208,640

Cost of Foreign Currency Held	$0	$0	$0	$0	$68	$0	$0

See accompanying notes I 6.30.03 I PIMCO Funds Annual Report	33

Statements of Operations

For the year or period ended June 30, 2003

Amounts in thousands	CCM Capital Appreciation Fund	CCM Mid-Cap Fund	NACM Global Fund	NACM International Fund	NFJ Equity Income Fund

Investment Income:
Interest	$400	$349	$1	$4	$29

Dividends, net of foreign taxes	6,157	4,041	10	66	2,158

Security lending income	44	55	0	0	4

Miscellaneous income	0	0	0	0	0

Total Income	6,601	4,445	11	70	2,191

Expenses:
Investment advisory fees	2,868	2,577	7	20	232

Administration fees	1,970	1,762	4	15	175

Distribution and/or servicing fees - Other Classes	2,004	1,713	0	1	143

Trustees’ fees	33	31	0	0	2

Organization costs	0	0	84	84	0

Interest expense	1	0	0	0	0

Total Expenses	6,876	6,083	95	120	552

Reimbursement by Manager	0	0	(84)	(84)	0

Net Expenses	6,876	6,083	11	36	552

Net Investment Income (Loss)	(275)	(1,638)	0	34	1,639

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	(126,201)	(98,497)	25	(287)	956

Net realized loss on options	0	0	0	(1)	0

Net realized gain on foreign currency transactions	0	0	5	87	0

Net change in unrealized appreciation on investments	104,149	59,956	159	360	872

Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	0	0

Net Gain (Loss)	(22,052)	(38,541)	189	159	1,828

Net Increase (Decrease) in Assets Resulting from Operations	$(22,327)	$(40,179)	$189	$193	$3,467

34	PIMCO Funds Annual Report I 6.30.03 I See accompanying notes

Amounts in thousands	NFJ Small-Cap Value Fund	PEA Growth & Income Fund	PEA Growth Fund	PEA Renaissance Fund	PEA Value Fund	RCM Large-Cap Growth Fund	RCM Mid-Cap Fund

Investment Income:
Interest	$783	$101	$234	$2,021	$823	$193	$79

Dividends, net of foreign taxes	30,072	1,702	8,250	37,143	15,167	3,944	642

Security lending income	112	0	21	1,655	103	0	0

Miscellaneous income	3	0	0	0	6	0	0

Total Income	30,970	1,803	8,505	40,819	16,099	4,137	721

Expenses:
Investment advisory fees	6,154	400	4,400	18,258	3,670	1,386	1,036

Administration fees	3,917	302	3,486	11,754	3,126	942	664

Distribution and/or servicing fees - Other Classes	5,863	403	7,855	20,369	5,324	305	14

Trustees’ fees	55	4	44	189	47	17	15

Organization costs	0	0	0	0	0	0	0

Interest expense	0	2	15	11	0	0	14

Total Expenses	15,989	1,111	15,800	50,581	12,167	2,650	1,743

Reimbursement by Manager	0	0	0	0	0	0	0

Net Expenses	15,989	1,111	15,800	50,581	12,167	2,650	1,743

Net Investment Income (Loss)	14,981	692	(7,295)	(9,762)	3,932	1,487	(1,022)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	8,647	(8,585)	(137,374)	(884,624)	(241,655)	(23,595)	(45,491)

Net realized loss on options	0	0	0	0	0	0	0

Net realized gain on foreign currency transactions	2	0	0	10,592	2,137	0	0

Net change in unrealized appreciation on investments	41,862	3,608	45,321	461,143	222,679	32,583	39,934

Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	12	0	0	0

Net Gain (Loss)	50,511	(4,977)	(92,053)	(412,877)	(16,839)	8,988	(5,557)

Net Increase (Decrease) in Assets Resulting from Operations	$65,492	$(4,285)	$(99,348)	$(422,639)	$(12,907)	$10,475	$(6,579)

See accompanying notes I 6.30.03 I PIMCO Funds Annual Report	35

Statements of Changes in Net Assets

Amounts in thousands	CCM Capital Appreciation Fund		CCM Mid-Cap Fund		NACM Global Fund	NACM International Fund

Increase (Decrease) in Net Assets from:	Year Ended June 30, 2003	Year Ended June 30, 2002	Year Ended June 30, 2003	Year Ended June 30, 2002	Period from July 19, 2002 to June 30, 2003	Period from July 19, 2002 to June 30, 2003

Operations:
Net investment income (loss)	$(275)	$950	$(1,638)	$1,259	$0	$34

Net realized gain (loss)	(126,201)	(54,912)	(98,497)	(103,487)	30	(201)

Net change in unrealized appreciation (depreciation)	104,149	(74,339)	59,956	(55,352)	159	360

Net increase (decrease) resulting from operations	(22,327)	(128,301)	(40,179)	(157,580)	189	193

Distributions to Shareholders:
From net investment income
Class R	0	0	0	0	0	0

Other Classes	0	(1,170)	0	(5,763)	(5)	(50)

From net realized capital gains
Class R	0	0	0	0	0	0

Other Classes	0	0	0	(11)	0	0

Tax basis return of capital
Class R	0	0	0	0	0	0

Other Classes	(35)	0	0	(1,205)	0	0

Total Distributions	(35)	(1,170)	0	(6,979)	(5)	(50)

Fund Share Transactions:
Receipts for shares sold
Class R	10	0	10	0	10	10

Other Classes	258,086	289,076	177,087	327,331	1,173	4,254

Issued in reorganization
Class R	0	0	0	0	0	0

Other Classes	0	0	0	0	0	0

Issued as reinvestment of distributions
Class R	0	0	0	0	0	0

Other Classes	34	1,071	0	6,428	5	50

Cost of shares redeemed
Class R	0	0	0	0	0	0

Other Classes	(188,719)	(223,549)	(409,251)	(324,389)	(15)	(532)

Net increase (decrease) resulting from Fund share transactions	69,411	66,598	(232,154)	9,370	1,173	3,782

Fund Redemption Fee	0	0	2	0	0	0

Total Increase (Decrease) in Net Assets	47,049	(62,873)	(272,331)	(155,189)	1,357	3,925

Net Assets:
Beginning of period	682,612	745,485	891,219	1,046,408	0	0

End of period*	$729,661	$682,612	$618,888	$891,219	$1,357	$3,925

*Including undistributed (overdistributed) net investment income of:	$0	$0	$0	$(1)	$27	$1

36	PIMCO Funds Annual Report I 6.30.03 I See accompanying notes

Amounts in thousands	NFJ Equity Income Fund		NFJ Small-Cap Value Fund		PEA Growth & Income Fund

Increase (Decrease) in Net Assets from:	Year Ended June 30, 2003	Year Ended June 30, 2002	Year Ended June 30, 2003	Year Ended June 30, 2002	Year Ended June 30, 2003	Year Ended June 30, 2002

Operations:
Net investment income (loss)	$1,639	$1,162	$14,981	$7,051	$692	$649

Net realized gain (loss)	956	4,436	8,649	164	(8,585)	(23,265)

Net change in unrealized appreciation (depreciation)	872	(5,459)	41,862	61,418	3,608	1,871

Net increase (decrease) resulting from operations	3,467	139	65,492	68,633	(4,285)	(20,745)

Distributions to Shareholders:
From net investment income
Class R	0	0	0	0	0	0

Other Classes	(1,789)	(1,154)	(9,282)	(2,095)	(846)	(343)

From net realized capital gains
Class R	0	0	0	0	0	0

Other Classes	(2,349)	(2,693)	(2,712)	0	0	0

Tax basis return of capital
Class R	0	0	0	0	0	0

Other Classes	0	0	0	0	0	0

Total Distributions	(4,138)	(3,847)	(11,994)	(2,095)	(846)	(343)

Fund Share Transactions:
Receipts for shares sold
Class R	10	0	113	0	10	0

Other Classes	48,718	10,127	1,054,425	648,779	46,484	47,479

Issued in reorganization
Class R	0	0	0	0	0	0

Other Classes	0	0	0	0	0	0

Issued as reinvestment of distributions
Class R	0	0	0	0	0	0

Other Classes	3,851	3,824	8,580	1,605	723	318

Cost of shares redeemed
Class R	0	0	(10)	0	0	0

Other Classes	(14,729)	(21,923)	(423,784)	(296,528)	(46,601)	(29,588)

Net increase (decrease) resulting from Fund share transactions	37,850	(7,972)	639,324	353,856	616	18,209

Fund Redemption Fee	0	0	114	0	0	0

Total Increase (Decrease) in Net Assets	37,179	(11,680)	692,936	420,394	(4,515)	(2,879)

Net Assets:
Beginning of period	40,496	52,176	830,360	409,966	76,644	79,523

End of period*	$77,675	$40,496	$1,523,296	$830,360	$72,129	$76,644

*Including undistributed (overdistributed) net investment income of:	$756	$246	$8,697	$9,196	$94	$282

Amounts in thousands	PEA Growth Fund		PEA Renaissance Fund

Increase (Decrease) in Net Assets from:	Year Ended June 30, 2003	Year Ended June 30, 2002	Year Ended June 30, 2003	Year Ended June 30, 2002

Operations:
Net investment income (loss)	$(7,295)	$(13,480)	$(9,762)	$(9,371)

Net realized gain (loss)	(137,374)	(330,252)	(874,032)	178,029

Net change in unrealized appreciation (depreciation)	45,321	(99,687)	461,155	(331,383)

Net increase (decrease) resulting from operations	(99,348)	(443,419)	(422,639)	(162,725)

Distributions to Shareholders:
From net investment income
Class R	0	0	0	0

Other Classes	0	0	0	(1)

From net realized capital gains
Class R	0	0	0	0

Other Classes	0	(12,396)	(143,255)	(151,756)

Tax basis return of capital
Class R	0	0	0	0

Other Classes	0	0	(7)	0

Total Distributions	0	(12,396)	(143,262)	(151,757)

Fund Share Transactions:
Receipts for shares sold
Class R	10	0	10	0

Other Classes	606,686	478,129	767,404	3,898,213

Issued in reorganization
Class R	0	0	0	0

Other Classes	16,891	0	0	0

Issued as reinvestment of distributions
Class R	0	0	0	0

Other Classes	0	10,346	113,900	118,387

Cost of shares redeemed
Class R	0	0	0	0

Other Classes	(834,267)	(751,824)	(1,340,897)	(751,684)

Net increase (decrease) resulting from Fund share transactions	(210,680)	(263,349)	(459,583)	3,264,916

Fund Redemption Fee	0	0	5	0

Total Increase (Decrease) in Net Assets	(310,028)	(719,164)	(1,025,479)	2,950,434

Net Assets:
Beginning of period	1,134,698	1,853,862	4,363,458	1,413,024

End of period*	$824,670	$1,134,698	$3,337,979	$4,363,458

*Including undistributed (overdistributed) net investment income of:	$0	$0	$0	$156,303

See accompanying notes I 6.30.03 I PIMCO Funds Annual Report	37

Statements of Changes in Net Assets (Cont.)

Amounts in thousands	PEA Value Fund		RCM Large-Cap Growth Fund		RCM Mid-Cap Fund

Increase (Decrease) in Net Assets from:	Year Ended June 30, 2003	Year Ended June 30, 2002	Year Ended June 30, 2003	Year Ended June 30, 2002	Year Ended June 30, 2003	Year Ended June 30, 2002

Operations:
Net investment income (loss)	$3,932	$1,087	$1,487	$406	$(1,022)	$(2,384)

Net realized gain (loss)	(239,518)	59,077	(23,595)	(30,523)	(45,491)	(169,203)

Net change in unrealized appreciation (depreciation)	222,679	(133,289)	32,583	(15,271)	39,934	(6,369)

Net increase (decrease) resulting from operations	(12,907)	(73,125)	10,475	(45,388)	(6,579)	(177,956)

Distributions to Shareholders:
From net investment income
Class R	0	0	0	0	0	0

Other Classes	0	0	(1,051)	(107)	0	0

From net realized capital gains
Class R	0	0	0	0	0	0

Other Classes	(42,064)	(46,732)	0	(3)	0	0

Total Distributions	(42,064)	(46,732)	(1,051)	(110)	0	0

Fund Share Transactions:
Receipts for shares sold
Class R	613	0	40	0	10	0

Other Classes	542,903	823,280	285,841	258,890	67,065	98,786

Issued in reorganization
Class R	0	0	0	0	0	0

Other Classes	0	0	0	0	0	0

Issued as reinvestment of distributions
Class R	0	0	0	0	0	0

Other Classes	34,752	39,563	1,003	104	0	0

Cost of shares redeemed
Class R	0	0	0	0	0	0

Other Classes	(382,693)	(228,633)	(93,649)	(61,160)	(185,510)	(339,878)

Net increase (decrease) resulting from Fund share transactions	195,575	634,210	193,235	197,834	(118,435)	(241,092)

Fund Redemption Fee	11	0	22	0	39	0

Total Increase (Decrease) in Net Assets	140,615	514,353	202,681	152,336	(124,975)	(419,048)

Net Assets:
Beginning of period	834,165	319,812	249,887	97,551	354,984	774,032

End of period*	$974,780	$834,165	$452,568	$249,887	$230,009	$354,984

*Including undistributed net investment income of:	$3,754	$52,972	$917	$328	$0	$0

38	PIMCO Funds Annual Report I 6.30.03 I See accompanying notes

Notes to Financial Statements

June 30, 2003

1. Organization

PIMCO Funds: Multi-Manager Series (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of forty-four separate investment funds (the “Funds”). The Trust may offer up to seven classes of shares: Institutional, Administrative, A, B, C, D and R. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Class R shares of the Trust. Certain detailed financial information for the Institutional, Administrative, A, B, C and D Classes (the “Other Classes”) is provided separately and is available upon request.

Effective February 1, 2002, the Dresdner RCM Global Funds, Inc. were reorganized as a newly created series of the Trust based on shareholder approval received at a Special Meeting of Stockholders held on December 5, 2001 as adjourned and reconvened on December 19, 2001, January 16, 2002 and January 30, 2002. As a result of the reorganizations, PIMCO Advisors Fund Management LLC now serves as the Funds’ investment adviser while Dresdner RCM Global Investors LLC continues to be responsible for the Funds’ day-to-day investment decisions as a sub-advisor. The Board of Directors approved a change in the fiscal year-end of the Dresdner RCM Global Funds, Inc., for both financial and tax accounting purposes, from December 31st to June 30th.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The market value for NASDAQ National Market and SmallCap securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Fixed income securities, including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Certain securities for which daily market quotations are not readily available may be valued pursuant to guidelines established by the Board of Trustees. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Funds may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Foreign Currency. The accounting records of the Funds are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, of each Fund, except the NFJ Equity Income and PEA Growth & Income Funds, are declared and distributed to shareholders annually. Dividends from net investment income, if any, of the NFJ Equity Income and PEA Growth & Income Funds, are declared and distributed to shareholders quarterly. Net long-term capital gains earned by a Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net

Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges. Income, non-class specific expenses, and realized and unrealized capital gains and

6.30.03 I PIMCO Funds Annual Report	39

Notes to Financial Statements (Cont.)

June 30, 2003

losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class.

Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Taxes on Dividends. Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: CCM Mid-Cap Fund - $2,120; NACM Global Fund - $884; NACM International Fund - $8,126; NFJ Equity Income Fund - $3,080; NFJ Small-Cap Value Fund - $28,829; PEA Growth & Income Fund - $4,317; PEA Growth Fund - $9,029; PEA Renaissance Fund - $393,367; PEA Value Fund - $177,532; RCM Large-Cap Growth Fund - $24,273; and RCM Mid-Cap Fund - $1,516.

Securities Lending. Certain Funds may engage in security lending. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loan, each such Fund will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Security lending income is disclosed as such in the Statements of Operations. The collateral for securities on loan is recognized in the Statements of Assets and Liabilities. The cash collateral is maintained on the Funds’ behalf by the lending agent and is invested in the State Street Navigator Securities Lending Prime Portfolio. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially.

Repurchase Agreements. Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. PIMCO Advisors Fund Management LLC (PIMCO Advisors) is an indirect subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets of the Fund. The Advisory Fee is charged at the annual rate of 0.47% for the RCM Mid-Cap Fund; 0.50% for the PEA Growth Fund; 0.60% for the NFJ Small-Cap Value, PEA Growth & Income and PEA Renaissance Funds; and 0.45% for all other Funds.

Each of the Funds also have a sub-advisor which under the supervision of the Adviser directs the investments of the Fund’s assets. The advisory fees received by the Adviser are paid in all or in part to the sub-advisors in accordance with the portfolio management agreements.

Administration Fee. The Adviser provides administration services to the Trust for which it receives from each Fund a monthly administration fee based on each share class’ average daily net assets. The Administration Fee for Class R is charged at the annual rate of 0.60% for the NACM Global Fund; 0.70% for the NACM International Fund; and 0.50% for all other Funds. The Administration Fee for the Institutional and Administrative Classes is charged at the annual rate of 0.30% for the RCM Large-Cap Growth and RCM Mid-Cap Funds; 0.40% for the NACM Global Fund; 0.50% for the NACM International Fund; and 0.25% for all other Funds. The Administration Fee for the A, B and C Classes is charged at the annual rate of 0.50% for the NFJ Equity Income, PEA Growth & Income, RCM Large-Cap Growth and RCM Mid-Cap Funds; 0.60% for the NACM Global Fund; 0.70% for the NACM International Fund; and 0.40% for all other Funds. The Administration Fee for each Fund is subject to a reduction of 0.05% per year on average daily net assets attributable in the aggregate to the Fund’s A, B and C shares in excess of $2.5 billion. The Administration Fee for Class D is charged at the annual rate of 0.50% for the NFJ Equity Income, PEA Growth & Income, RCM Large-Cap Growth and RCM Mid-Cap Funds; 0.60% for the NACM Global Fund; 0.70% for the NACM International Fund; and 0.40% for all other Funds.

Redemption Fee. Investors in Institutional Class, Administrative Class and Class D shares of the Funds will be subject to a “Redemption Fee” on redemptions and exchanges of up to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 30 days of their acquisition (i.e., beginning on the 31st day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges. A new 30 day time period will begin with each acquisition of shares through a purchase or exchange. Redemption fees, if any, are recorded as additions to paid in capital in the Statements of Changes in Net Assets.

The Funds’ Redemption Fee rates are as follows:

Fund	Rate

NACM Global and NACM International Funds	2.00%
All other Funds	1.00%

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Funds’ Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees.

Redemptions and exchanges by shareholders that are investing through qualified retirement plans such as

40	PIMCO Funds Annual Report I 6.30.03

401(k) plans will not be subject to the Redemption Fee. In addition, redemptions and exchanges by shareholders that are investing through financial institutions (for example, through broker-dealer omnibus accounts) that have not agreed to assess the Redemption Fees against such shareholders will not be subject to Redemption Fees. The Trust may eliminate or modify these waivers at any time.

Distribution and Servicing Fees. PIMCO Advisors Distributors LLC (PAD) is an indirect wholly-owned subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse PAD on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to PAD was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of June 30, 2003.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R Classes of the Trust, the Trust compensates PAD or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C, D and R Classes. The Trust paid PAD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee (%)	Servicing Fee (%)

Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

PAD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the period ended June 30, 2003, PAD received $12,845,821 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is also responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO Advisors or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO Advisors or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above. PIMCO Advisors has agreed to waive a portion of the NACM Global, NACM International, RCM Large-Cap Growth and RCM Mid-Cap Funds’ administration fees to the extent that the payment of each Fund’s pro rata share of Trustee fees and organizational expenses cause the actual expense ratios to rise above the rates disclosed in the then-current prospectus plus 0.49 basis points as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Inst’l Class	Admin. Class	Class A	Class B	Class C	Class D	Class R

NACM Global Fund	1.10%	1.35%	1.55%	2.30%	2.30%	1.55%	1.80%
NACM International Fund	1.20%	1.45%	1.65%	2.40%	2.40%	1.65%	1.90%
RCM Large-Cap Growth Fund	0.75%	—	—	—	—	1.00%	—
RCM Mid-Cap Fund	0.77%	—	—	—	—	1.02%	—

PIMCO Advisors may be reimbursed for these waived amounts in future periods, not to exceed three years.

        Each unaffiliated Trustee receives a quarterly retainer of $14,250, plus $3,000 for each Board of Trustees meeting attended in person and $1,500 for each meeting attended telephonically, and $1,500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. The Chairman of the Audit and Performance Committees receives an additional annual retainer of $3,000, the Chairman of the Independent Trustees receives an additional annual retainer of $7,000, and each Vice Chairman of the Independent Trustees receives an additional annual retainer of $4,000. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with extraordinary Fund activities or circumstances, the Trustee shall be compensated for such services at the rate of $2,000 per day, plus reimbursement of reasonable expenses. Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1997, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets.

6.30.03 I PIMCO Funds Annual Report	41

Notes to Financial Statements (Cont.)

June 30, 2003

4. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	CCM Capital Appreciation Fund				CCM Mid-Cap Fund				NACM Global Fund		NACM International Fund

	Year Ended 06/30/2003		Year Ended 06/30/2002		Year Ended 06/30/2003		Year Ended 06/30/2002		Period from 07/19/2002 to 06/30/2003		Period from 07/19/2002 to 06/30/2003

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Class R	1	$10	0	$0	1	$10	0	$0	1	$10	1	$10

Other Classes	20,025	258,086	18,289	289,076	11,236	177,087	17,198	327,331	115	1,173	431	4,254

Issued as reinvestment of distributions
Class R	0	0	0	0	0	0	0	0	0	0	0	0

Other Classes	3	34	66	1,071	0	0	342	6,428	0	5	5	50

Cost of shares redeemed
Class R	0	0	0	0	0	0	0	0	0	0	0	0

Other Classes	(14,638)	(188,719)	(14,211)	(223,549)	(25,481)	(409,251)	(17,128)	(324,389)	(1)	(15)	(54)	(532)

Net increase (decrease) resulting from Fund share transactions	5,391	$69,411	4,144	$66,598	(14,244)	$(232,154)	412	$9,370	115	$1,173	383	$3,782

	PEA Growth Fund				PEA Renaissance Fund				PEA Value Fund

	Year Ended 06/30/2003		Year Ended 06/30/2002		Year Ended 06/30/2003		Year Ended 06/30/2002		Year Ended 06/30/2003		Year Ended 06/30/2002

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Class R	1	$10	0	$0	1	$10	0	$0	48	$613	0	$0

Other Classes	37,790	606,686	24,202	478,129	51,363	767,404	191,138	3,898,213	47,837	542,903	53,549	823,280

Issued in reorganization
Class R	0	0	0	0	0	0	0	0	0	0	0	0

Other Classes	1,214	16,891	0	0	0	0	0	0	0	0	0	0

Issued as reinvestment of distributions
Class R	0	0	0	0	0	0	0	0	0	0	0	0

Other Classes	0	0	543	10,346	7,769	113,900	6,029	118,387	3,118	34,752	2,672	39,563

Cost of shares redeemed
Class R	0	0	0	0	0	0	0	0	0	0	0	0

Other Classes	(53,643)	(834,267)	(38,954)	(751,824)	(93,364)	(1,340,897)	(37,828)	(751,684)	(34,560)	(382,693)	(14,955)	(228,633)

Net increase (decrease) resulting from Fund share transactions	(14,638)	$(210,680)	(14,209)	$(263,349)	(34,231)	$(459,583)	159,339	$3,264,916	16,443	$195,575	41,266	$634,210

5. Reorganization

The Acquiring Fund, as listed below, acquired the assets and certain liabilities of the Acquired Fund, also listed below, in a tax-free exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund’s shareholders (shares and amounts in thousands):

Acquiring Fund	Acquired Fund	Date	Shares Issued by Acquiring Fund	Value of Shares Issued by Acquiring Fund	Total Net Assets of Acquired Fund	Total Net Assets of Acquiring Fund	Total Net Assets of Acquiring Fund After Acquisition	Acquired Fund’s Unrealized (Depreciation)

PEA Growth Fund	Select Growth Fund	10/11/2002	1,214	$16,891	$16,891	$903,841	$920,732	$(2,774)

42	PIMCO Funds Annual Report I 6.30.03

	NFJ Equity Income Fund				NFJ Small-Cap Value Fund				PEA Growth & Income Fund

	Year Ended 06/30/2003		Year Ended 06/30/2002		Year Ended 06/30/2003		Year Ended 06/30/2002		Year Ended 06/30/2003		Year Ended 06/30/2002

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Class R	1	$10	0	$0	5	$113	0	$0	2	$10	0	$0

Other Classes	4,965	48,718	857	10,127	53,332	1,054,425	32,239	648,779	7,561	46,484	6,262	47,479

Issued as reinvestment of distributions
Class R	0	0	0	0	0	0	0	0	0	0	0	0

Other Classes	387	3,851	348	3,824	434	8,580	86	1,605	120	723	42	318

Cost of shares redeemed
Class R	0	0	0	0	(1)	(10)	0	0	0	0	0	0

Other Classes	(1,514)	(14,729)	(1,804)	(21,923)	(21,653)	(423,784)	(15,112)	(296,528)	(7,554)	(46,601)	(3,928)	(29,588)

Net increase (decrease) resulting from Fund share transactions	3,839	$37,850	(599)	$(7,972)	32,117	$639,324	17,213	$353,856	129	$616	2,376	$18,209

	RCM Large-Cap Growth Fund				RCM Mid-Cap Fund

	Year Ended 06/30/2003		Year Ended 06/30/2002		Year Ended 06/30/2003		Year Ended 06/30/2002

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Class R	4	$40	0	$0	5	$10	0	$0

Other Classes	27,558	285,841	20,914	258,890	36,449	67,065	41,779	98,786

Issued in reorganization
Class R	0	0	0	0	0	0	0	0

Other Classes	0	0	0	0	0	0	0	0

Issued as reinvestment of distributions
Class R	0	0	0	0	0	0	0	0

Other Classes	98	1,003	8	104	0	0	0	0

Cost of shares redeemed
Class R	0	0	0	0	0	0	0	0

Other Classes	(9,105)	(93,649)	(4,963)	(61,160)	(102,802)	(185,510)	(143,597)	(339,878)

Net increase (decrease) resulting from Fund share transactions	18,555	$193,235	15,959	$197,834	(66,348)	$(118,435)	(101,818)	$(241,092)

6. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2003, were as follows (amounts in thousands):

	Non-U.S. Government/Agency
	Purchases	Sales

CCM Capital Appreciation Fund	$1,052,670	$986,761
CCM Mid-Cap Fund	873,480	1,091,836
NACM Global Fund	3,869	2,719
NACM International Fund	7,952	4,352
NFJ Equity Income Fund	53,357	21,420
NFJ Small-Cap Value Fund	788,398	199,282
PEA Growth & Income Fund	54,799	54,508
PEA Growth Fund	601,687	792,844
PEA Renaissance Fund	2,286,864	3,177,774
PEA Value Fund	1,325,626	1,163,850
RCM Large-Cap Growth Fund	273,710	73,207
RCM Mid-Cap Fund	289,405	409,876

6.30.03 I PIMCO Funds Annual Report	43

Notes to Financial Statements (Cont.)

June 30, 2003

7. Federal Income Tax Matters

As of June 30, 2003, the components of distributable taxable earnings were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation/(Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities (1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses (2)	Post-October Deferral (3)

CCM Capital Appreciation Fund	$0	$0	$0	$0	$(166,205)	$(22,996)
CCM Mid-Cap Fund	0	0	0	0	(233,397)	(21,393)
NACM Global Fund	27	0	0	0	0	0
NACM International Fund	14	0	0	0	(88)	(131)
NFJ Equity Income Fund	757	8	0	0	0	(44)
NFJ Small-Cap Value Fund	8,697	2,237	0	0	0	0
PEA Growth & Income Fund	94	0	0	0	(41,783)	(3,579)
PEA Growth Fund	0	0	0	0	(431,778)	(47,325)
PEA Renaissance Fund	0	0	12	0	(439,976)	(388,386)
PEA Value Fund	3,931	0	0	0	(84,631)	(137,464)
RCM Large-Cap Growth Fund	918	0	0	0	(51,802)	0
RCM Mid-Cap Fund	0	0	0	0	(411,660)	0

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain options, and foreign currency transactions.
(2)	Capital loss carryovers, including acquired capital loss carryovers which may be limited under current tax laws, expire in varying amounts through June 30, 2011.
(3)	Capital losses realized during the period November 1, 2002 through June 30, 2003 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

As of June 30, 2003, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (4)

CCM Capital Appreciation Fund	$716,237	$79,375	$(7,763)	$71,612
CCM Mid-Cap Fund	560,312	98,627	(8,000)	90,627
NACM Global Fund	1,182	174	(17)	157
NACM International Fund	3,524	382	(34)	348
NFJ Equity Income Fund	78,569	6,167	(2,752)	3,415
NFJ Small-Cap Value Fund	1,439,661	169,031	(32,115)	136,916
PEA Growth & Income Fund	68,333	6,093	(2,546)	3,547
PEA Growth Fund	745,836	118,363	(22,626)	95,737
PEA Renaissance Fund	3,751,518	420,638	(313,792)	106,846
PEA Value Fund	943,806	102,811	(22,086)	80,725
RCM Large-Cap Growth Fund	454,133	17,178	(18,078)	(900)
RCM Mid-Cap Fund	215,749	21,791	(7,992)	13,799

(4)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals and REIT return of capital adjustments for federal income tax purposes.

44	PIMCO Funds Annual Report I 6.30.03

As of fiscal year ended June 30, 2003, the Funds made the following tax basis distributions (amounts in thousands):

	Ordinary Income Distributions (6)	Long-Term Capital Gains Distributions	Return of Capital (7)

CCM Capital Appreciation Fund	$0	$0	$35
CCM Mid-Cap Fund	0	0	0
NACM Global Fund	5	0	0
NACM International Fund	50	0	0
NFJ Equity Income Fund	1,808	2,330	0
NFJ Small-Cap Value Fund	11,994	0	0
PEA Growth & Income Fund	846	0	0
PEA Growth Fund	0	0	0
PEA Renaissance Fund	137,319	5,936	7
PEA Value Fund	42,064	0	0
RCM Large-Cap Growth Fund	899	0	152
RCM Mid-Cap Fund	0	0	0

(6)	Includes short-term capital gains.
(7)	Return of capital distributions have been reclassified from undistributed net investment income to paid in capital to more appropriately conform financial accounting to tax accounting.

Certain net operating losses have been reclassified from undistributed net investment income to paid in capital to more appropriately conform financial accounting to tax accounting.

6.30.03 I PIMCO Funds Annual Report	45

Report of Independent Auditors

To the Trustees and Class R Shareholders of the PIMCO Funds: Multi-Manager Series

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Class R shares presents fairly, in all material respects, the financial position of the CCM Capital Appreciation Fund, CCM Mid-Cap Fund, NACM Global Fund, NACM International Fund, NFJ Equity Income Fund, NFJ Small-Cap Value Fund, PEA Growth & Income Fund, PEA Growth Fund, PEA Renaissance Fund, PEA Value Fund, RCM Large-Cap Growth Fund and RCM Mid-Cap Fund, (12 funds of the PIMCO Funds: Multi-Manager Series, hereafter referred to as the “Funds”) at June 30, 2003, the results of each of their operations, the changes in each of their net assets and the financial highlights of the Funds for the Class D shares for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2003 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

August 22, 2003

46	PIMCO Funds Annual Report I 6.30.03

Federal Income Tax Information (unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s fiscal year end (June 30, 2003) regarding the status of qualified dividend income for individuals, the dividend received deduction for corporations, and the foreign tax credit.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended June 30, 2003 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2003:

CCM Capital Appreciation Fund	0.00%
NACM Global Fund	0.00%
NACM International Fund	0.00%
NFJ Equity Income Fund	39.42%
NFJ Small-Cap Value Fund	0.00%
PEA Growth & Income Fund	18.33%
PEA Renaissance Fund	0.00%
PEA Value Fund	0.00%
RCM Large-Cap Growth Fund	0.00%

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s fiscal 2003 ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below:

CCM Capital Appreciation Fund	100.00%
NFJ Equity Income Fund	100.00%
NFJ Small-Cap Value Fund	100.00%
PEA Growth & Income Fund	100.00%
PEA Value Fund	32.24%
RCM Large-Cap Growth Fund	100.00%

6.30.03 I PIMCO Funds Annual Report	47

Federal Income Tax Information (unaudited) (Cont.)

Foreign Tax Credit. The following Funds have elected to pass through the credit for taxes paid in foreign countries. The foreign income and foreign tax per share outstanding on June 30, 2003 are as follows:

	NACM International Fund
Country	Gross Foreign Dividends	Foreign Tax

Australia	0.00769	0.00001
Belgium	0.00125	0.00019
Bermuda	—	—
Brazil	0.00601	0.00027
Canada	0.00556	0.00083
Cayman Islands	0.00012	—
China	0.00127	—
Denmark	0.00307	0.00046
Finland	0.00190	0.00029
France	0.01081	0.00070
Germany	0.00694	0.00082
Hong Kong	0.00925	—
India	—	—
Indonesia	—	—
Ireland	0.00342	0.00068
Israel	0.00058	0.00011
Italy	0.01248	0.00130
Japan	0.01109	0.00137
Malaysia	—	—
Mexico	0.00011	—
Netherlands	0.01419	0.00213
Netherlands Antilles	0.00055	—
Norway	0.00299	0.00045
Russia	0.00308	0.00034
Singapore	0.00477	0.00105
South Korea	0.00722	0.00119
Spain	0.00456	0.00068
Sweden	0.00911	0.00137
Switzerland	0.00762	0.00114
Taiwan	—	—
Thailand	—	—
United Kingdom	0.05879	0.00588

The pass-through of foreign tax credit will affect only shareholders on the dividend record date in December 2003.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2004, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2003.

48	PIMCO Funds Annual Report I 6.30.03

Trustees and Officers of PIMCO Funds: Multi-Manager Series (unaudited)

The chart below identifies the Trustees and Officers of the Trust. The “interested” Trustee defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

Trustees of the Trust

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Stephen J. Treadway* (56) Chairman of the Board and Trustee	05/1997 to present	Managing Director, ADAM of America L.P.; Managing Director and Chief Executive Officer, PIMCO Advisors Distributors LLC (“PAD”); and Managing Director and Chief Executive Officer, PIMCO Advisors Fund Management LLC (PIMCO Advisors).	44	Chairman, or Chairman and Trustee, thirteen Funds advised by PIMCO Advisors.

Independent Trustees

E. Philip Cannon (62) Trustee	03/2000 to present	President, Houston Zoo, Inc. Proprietor, Cannon & Company. Formerly, Headmaster, St. John’s School, Houston, Texas.	114	Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Variable Insurance Trust.

Donald P. Carter (76) Trustee	01/1997 to present	Retired. Formerly, Chairman, Executive Vice President and Director, Cunningham & Walsh, Inc., Chicago, (advertising agency); Chairman and Director, Moduline Industries, Inc., (a manufacturer of commercial windows and curtain walls).	44	None

Gary A. Childress (69) Trustee	01/1997 to present	Private Investor. Formerly, Chairman and Director, Bellefonte Lime Company, Inc. (calcitic lime producer); and partner, GenLime, L.P.	44	None

Theodore J. Coburn (49) Trustee	06/2002 to present	President, Coburn Group; and Partner, Brown, Coburn & Co. Formerly, Senior Vice President, NASDAQ Stock Market.	44	None

W. Bryant Stooks (62) Trustee	01/1997 to present	President, Bryant Investments, Ltd.; President, Ocotillo at Price LLC, (real estate investments); Director, American Agritec LLC, (manufacturer of hydroponics products). Formerly, President, Senior Vice President, Director and Chief Executive Officer, Archirodon Group Inc., (international construction firm).	44	None

Gerald M. Thorne (65) Trustee	01/1997 to present	Director, VPI Inc. (plastics company); and American Orthodontics Corp. Formerly, Director, Kaytee, Inc., (birdseed company); President and Director, Firstar National Bank of Milwaukee; Chairman, President and Director, Firstar National Bank of Sheboygan; Director, Bando-McGlocklin, (small business investment company); and Director, Schrier Malt.	44	None

*	Mr. Treadway is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with ADAM of America L.P. and its affliliates.

**	Trustees serve until their successors are duly elected and qualified.

6.30.03 I PIMCO Funds Annual Report	49

Trustees and Officers of PIMCO Funds: Multi-Manager Series (unaudited) (Cont.)

Executive Officers

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Newton B. Schott, Jr. (61) President, Chief Executive Officer and Secretary	01/1997 to present	Managing Director, Chief Administrative Officer, Secretary and General Counsel, PAD. Formerly, Executive Vice President, PAD.

Benno J. Fischer (61) Vice President	12/2002 to present	Managing Director, NFJ Investment Group.

E. Clifton Hoover (46) Vice President	12/2002 to present	Managing Director, NFJ Investment Group.

H. “Fox” Ling (45) Vice President	03/2003 to present	Portfolio Manager, ADAM of America L.P.

Henrik P. Larsen (33) Vice President	02/2000 to present	Vice President, Pacific Investment Management Company LLC (PIMCO). Formerly, Manager, PIMCO.

J. Chris Najork (58) Vice President	12/2002 to present	Managing Director, NFJ Investment Group.

Jeffrey M. Partenheimer (43) Vice President	03/2003 to present	Managing Director, NFJ Investment Group.

Jeffrey M. Sargent (40) Vice President	02/1996 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

John K. Schneider (38) Vice President	12/2000 to present	Portfolio Manager and Managing Director, PIMCO Equity Advisors.

Garlin G. Flynn (57) Assistant Secretary	03/1995 to present	Specialist, PIMCO.

John P. Hardaway (46) Treasurer and Financial Accounting Officer	08/1995 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Erik C. Brown (35) Assistant Treasurer	02/2001 to present	Vice President, PIMCO. Formerly, Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.

*** The Officers of the Trust are re-appointed annually by the Board of Trustees.

50	PIMCO Funds Annual Report I 6.30.03

Multi-Manager Series

Investment Adviser and Administrator	PIMCO Advisors Fund Management LLC, 888 San Clemente, Newport Beach, CA 92660

Distributor	PIMCO Advisors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902

Custodian	State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent	PFPC Global Fund Services, Inc., P.O. Box 9688, Providence, RI 02940-9688

Independent Auditors	PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

Legal Counsel	Ropes & Gray, One International Place, Boston, MA 02110

For Account Information	For PIMCO Funds account information contact your financial advisor, or if you receive account statements directly from PIMCO Advisors, you can also call 1-800-426-0107. Telephone representatives are available Monday–Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.pimcoadvisors.com.

This page is not part of the report	PZ061 A.8/03

P  I  M  C  O

A D V I S O R S

Annual Report

6. 30. 03

PIMCO Domestic Stock Funds

Share Class

D

GROWTH STOCK FUNDS

RCM Large-Cap Growth Fund

RCM Tax-Managed Growth Fund

PPA Tax-Efficient Equity Fund

PEA Growth Fund

NACM Growth Fund

RCM Mid-Cap Fund

PEA Target Fund

BLEND STOCK FUNDS

PEA Growth & Income Fund

NACM Core Equity Fund

CCM Capital Appreciation Fund

CCM Mid-Cap Fund

VALUE STOCK FUNDS

PEA Value Fund

NACM Value Fund

NFJ Equity Income Fund

NFJ Basic Value Fund

PEA Renaissance Fund

NACM Flex-Cap Value Fund

NFJ Small-Cap Value Fund

This material is authorized for use only when preceded or accompanied by a current PIMCO Funds: Multi-Manager Series prospectus, which describes in greater detail the investment policies, management fees and other matters of interest to prospective investors. Please read the prospectus carefully before you invest or send money.

P   I   M   C   O

A D V I S O R S

Contents

Chairman’s Letter	3

Fund Summaries	4–22

Schedule of Investments	23–42

2 PIMCO Funds Annual Report | 6.30.03

Chairman’s Letter

Dear Shareholder:

Stock fund investors received a much-needed boost in recent months, as the equity markets experienced a robust rally—one that spanned a broad range of sectors, styles, market capitalizations and countries. Although geopolitical concerns had weighed on the markets in late 2002 and early 2003, these quickly dissipated in April with the formal end of the Iraq war. Continued monetary easing by the Federal Reserve and the passage of the Bush tax cut package added to the momentum, helping to rekindle investor interest in stocks.

While the S&P 500 Index posted a modest 0.25% gain during the past 12 months, it is significant to note that the Index rose more than 26% from its low on October 10, 2002 to June 30, 2003—the end of the fiscal year for the funds in this annual report. The international markets experienced similar trends, especially the emerging markets, which benefited from investors’ increased appetite for risk.

Even though stocks appear to be on a better footing, it is important to remember that markets never move straight up. Investors can—and should—expect bouts of volatility. That is why it remains essential to maintain a well-diversified portfolio. While it may be tempting to react hastily to changing market conditions, adhering to core stock and bond allocations is usually the best long-term strategy. As always, we encourage you to work with your financial advisor to develop an asset allocation plan that is tailored to your personal goals and risk tolerance.

If you have any questions about this report or your investment, please contact your financial advisor. You can also call PIMCO Advisors at 1-800-426-0107.

Once again, we thank you for the trust you have placed in us.

Sincerely,

Stephen Treadway

Chairman

July 31, 2003

PIMCO Funds Annual Report | 6.30.03 3

A BLEND STOCK FUND

PIMCO CCM Capital Appreciation Fund

•	PIMCO CCM Capital Appreciation Fund seeks growth of capital by normally investing at least 65% of its assets in common stocks of companies with larger market capitalizations that have improving fundamentals and reasonable valuations.

•	The Fund’s Class D Shares returned –4.19% for the one-year period ended June 30, 2003 versus a 0.25% return for the Fund’s benchmark, the S&P 500 Index.

•	Stocks had mixed results during the past year, with early volatility offset by strong performance later in the period. Responding favorably to the resolution of war in Iraq and the passage of the Bush tax stimulus package, the broad market experienced double-digit gains in the second quarter of 2003. Riskier sectors experienced the most volatility as well as the greatest gains in this environment, as investors lost and then regained confidence in an economic recovery.

•	At first, the Fund’s prudent technology stock selection had a positive impact on relative performance, as the sector experienced volatility in the third quarter of 2002. Yet this exposure ultimately detracted from returns, as technology stocks—especially those with weaker fundamentals that were not in the portfolio—rallied the most. Still, a focus on business productivity technology positioned the Fund to benefit from a technology spending turnaround.

•	The Fund’s exposure to healthcare stocks also hurt overall performance, as investors overlooked more defensive issues in favor of more speculative areas of the market. Healthcare stocks started to have a positive impact on the Fund in early 2003, with medical devices leading the way. Good stock selection in the pharmaceutical sector also contributed to performance, with specialty pharmaceutical holdings posting solid gains.

Average Annual Total Return  For periods ended 6/30/03

	1 year	5 year	10 year	Inception (03/08/91)
PIMCO CCM Capital Appreciation Fund Class D	–4.19%	–0.32%	10.12%	11.46%
S&P 500 Index	0.25%	–1.61%	10.04%	—
Lipper Multi-Cap Core Fund Average	–0.42%	–0.29%	8.75%	—

Change in Value  For periods ended 6/30/03

Past performance is no guarantee of future results.

4 PIMCO Funds Annual Report | 6.30.03

A BLEND STOCK FUND

PIMCO CCM Mid-Cap Fund

•	PIMCO CCM Mid-Cap Fund seeks growth of capital by normally investing at least 80% of its assets in common stocks of companies with medium market capitalizations.

•	For the one-year period ended June 30, 2003, the Fund’s Class D Shares returned –2.58%, compared with a return of –5.97% for the Russell Mid-Cap Index.

•	Stocks had mixed results during the past year, with early volatility offset by strong performance later in the period. Responding favorably to the resolution of war in Iraq and the passage of the Bush tax stimulus package, the broad market experienced double digit gains in the second quarter of 2003. Riskier sectors experienced the most volatility as well as the greatest gains in this environment, as investors lost and then regained confidence in an economic recovery.

•	In this environment, technology exposure was a net negative for Fund performance. Initially, the Fund’s focus on higher-quality tech stocks aided results amid a pronounced sell-off in the third quarter of 2002. Yet this positioning detracted from returns in subsequent quarters, as technology stocks with weaker fundamentals—which did not fit into the Fund’s growth strategy and were not in the portfolio—experienced the biggest rally during the stock market run-up.

•	Overall, stock selection and a continued overweighting in the healthcare sector benefited the Fund during the period.

Average Annual Total Return  For periods ended 6/30/03

	1 year	5 year	10 year	Inception (8/26/91)
PIMCO CCM Mid-Cap Fund Class D	–2.58%	1.01%	9.99%	11.09%
Russell Mid-Cap Index	–5.97%	1.55%	9.78%	—
Lipper Mid-Cap Core Fund Average	–0.23%	4.82%	10.25%	—

Change in Value  For periods ended 6/30/03

Past performance is no guarantee of future results.

PIMCO Funds Annual Report | 6.30.03 5

A BLEND STOCK FUND

PIMCO NACM Core Equity Fund

•	PIMCO NACM Core Equity Fund seeks long-term capital appreciation by investing at least 80% of its assets in equity securities. The Fund emphasizes U.S. companies with large market capitalizations.

•	PIMCO NACM Core Equity Fund Class D Shares delivered a return of 18.52% for the period begining July 19, 2002 (the Fund’s inception) and ending on June 30, 2003. That compares to the 16.95% return of its benchmark, the S&P 500 Index, for the same time period.

•	The U.S. stock market endured a period of volatility heightened by concerns over war in Iraq and evidence of a weak global economy. Once the Iraq situation was resolved, U.S. equities staged a four-month rally through the period’s end.

•	In absolute terms, the Fund’s advance was driven largely by positive stock selection in the consumer services and utilities sectors. Overweight exposure to the consumer services area also boosted returns. However, the portfolio’s holdings in the consumer durables and transportation sectors registered substantial declines.

•	On a relative basis, holdings in the consumer services and utilities sectors proved most beneficial. Meanwhile, stock selection in technology and financial services companies hampered returns relative to the benchmark.

•	Best-performing stocks for the period included Citigroup, a financial services giant that gained on an improving credit picture, its diversity of revenue streams, and its leverage to an improving economy and capital markets; Fox Entertainment Group, a media company benefiting from strong programming and an improving environment for advertising spending; and Amazon.com, which has survived the shakeout of Internet-related companies and appears poised for long-term profitability.

Cumulative Total Return  For periods ended 6/30/03

	1 year	5 year	10 year	Inception (7/19/02)
PIMCO NACM Core Equity Fund Class D	—	—	—	18.52%
S&P 500 Index	—	—	—	16.95%
Lipper Large-Cap Core Fund Average	—	—	—	—

Change in Value  For periods ended 6/30/03

Past performance is no guarantee of future results.

6 PIMCO Funds Annual Report | 6.30.03

A VALUE STOCK FUND

PIMCO NACM Flex-Cap Value Fund

•	PIMCO NACM Flex-Cap Value Fund seeks long-term capital appreciation by investing primarily in common stock of U.S. companies that, in the opinion of the portfolio managers, are undervalued in the market place based on a number of valuation factors.

•	PIMCO NACM Flex-Cap Value Fund Class D Share delivered a return of 26.01% for the period beginning July 19, 2002 (the Fund’s inception) and ending on June 30, 2003. That compares to the 16.11% return of its benchmark, the Russell 3000 Value Index, for the same time period.

•	The U.S. stock market endured a period of volatility heightened by concerns over war in Iraq and evidence of a weak global economy. Once the Iraq situation was resolved, the market staged a four-month rally through the period’s end.

•	Both absolute and relative returns were driven by positive stock selection in the commercial/industrial services and insurance services sectors. On the negative side, holdings in transportation and consumer durables stocks declined significantly, although a substantial underweight in the latter area helped mitigate the damage.

•	On a relative basis, stock selection in utilities and healthcare shares proved disappointing.

•	Best-performing stocks for the period included financial giants Citigroup and Bank of America. Citigroup gained on an improving credit picture, its diversity of revenue streams, and its leverage to an improving economy and capital markets. Bank of America benefited from the improving credit quality of its commercial clients, near-record volume in new mortgage and mortgage refinancing activity, and positive effects from the flattening of the yield curve.

Cumulative Total Return  For periods ended 6/30/03

	1 year	5 year	10 year	Inception (7/19/02)
PIMCO NACM Flex-Cap Value Fund Class D	—	—	—	26.01%
Russell 3000 Value Index	—	—	—	16.11%
Lipper Multi-Cap Core Fund Average	—	—	—	—

Change in Value  For periods ended 6/30/03

Past performance is no guarantee of future results.

PIMCO Funds Annual Report | 6.30.03 7

A GROWTH STOCK FUND

PIMCO NACM Growth Fund

•	PIMCO NACM Growth Fund seeks long-term capital appreciation by investing at least 65% of its assets in equity securities of U.S. companies with large market capitalizations.

•	PIMCO NACM Growth Fund Class D Shares delivered a return of 12.10% for the period beginning July 19, 2002, (the Fund’s inception) and ending on June 30, 2003. That compares to the 18.23% return of its benchmark, the Russell 1000 Growth Index, for the same time period.

•	The U.S. stock market endured a period of volatility heightened by concerns over war in Iraq and evidence of a weak global economy. Once the Iraq situation was resolved, the market staged a four-month rally through the period’s end.

•	In absolute terms, the Fund’s gains were driven primarily by positive stock selection in the healthcare and utilities sectors. Underweight holdings in the producers/manufacturing and insurance services areas, both of which declined, also helped the Fund finish the quarter in positive territory.

•	On a relative basis, holdings in the healthcare sector were the most beneficial, while stock selection in technology, consumer services, and commercial/industrial services companies proved disappointing.

•	The list of best-performing stocks for the period included Clear Channel Communications, a media company benefiting from an improved environment for advertising spending; and biotechnology companies Amgen, Forest Laboratories, and Gilead Sciences, which advanced on positive news flow and the industry’s rebound from an oversold position. Clear Channel Communications and Forest Laboratories have been sold from the Fund.

Cumulative Total Return  For periods ended 6/30/03

	1 year	5 year	10 year	Inception (7/19/02)
PIMCO NACM Growth Fund Class D	—	—	—	12.10%
Russell 1000 Growth Index	—	—	—	18.23%
Lipper Large-Cap Growth Fund Average	—	—	—	—

Change in Value  For periods ended 6/30/03

Past performance is no guarantee of future results.

8 PIMCO Funds Annual Report | 6.30.03

A VALUE STOCK FUND

PIMCO NACM Value Fund

•	PIMCO NACM Value Fund seeks long-term capital appreciation by investing primarily in equity securities of large U.S. companies that, in the opinion of the portfolio managers, are undervalued in the market place based on a number of valuation factors.

•	PIMCO NACM Value Fund Class D Shares delivered a return of 21.52% for the period beginning on July 19, 2002 (the Fund’s inception) and ending on June 30, 2003. That compares to the 16.19% return of its benchmark, the Russell 1000 Value Index, for the same time period.

•	The U.S. stock market endured a period of volatility heightened by concerns over war in Iraq and evidence of a weak global economy. Once the Iraq situation was resolved, U.S. equities staged a four-month rally through the period’s end.

•	Both absolute and relative returns were driven by positive stock selection in the utilities and consumer services sectors. Substantially underweight exposure to consumer durables stocks, which declined both in the benchmark and in the portfolio, also helped the Fund’s relative performance. On the negative side, holdings in retail trade and transportation stocks declined.

•	On a relative basis, stock selection in technology and financial services shares proved disappointing.

•	Best-performing stocks for the period included Citigroup, a financial services giant that gained on an improving credit picture, its diversity of revenue streams, and its leverage to an improving economy and capital markets; Fox Entertainment Group, a media company benefiting from strong programming and an improving environment for advertising spending; and McDonald’s Corp., which rebounded from oversold levels amid favorable exchange rates and the success of its “Finding Nemo” tie-ins.

Cumulative Total Return  For periods ended 6/30/03

	1 year	5 year	10 year	Inception (7/19/02)
PIMCO NACM Value Fund Class D	—	—	—	21.52%
Russell 1000 Value Index	—	—	—	16.19%
Lipper Large-Cap Value Fund Average	—	—	—	—

Change in Value  For periods ended 6/30/03

Past performance is no guarantee of future results.

PIMCO Funds Annual Report | 6.30.03 9

A VALUE STOCK FUND

PIMCO NFJ Basic Value Fund

•	PIMCO NFJ Basic Value Fund seeks long-term growth of capital and income by normally investing at least 65% of its assets in the common stocks of companies with market capitalizations of more than $2 billion at the time of investment and below average P/E ratios relative to the market and their respective industry groups.

•	The Fund’s Class D Shares returned –3.55% for the fiscal year ended June 30, 2003, versus the –0.65% return from the Fund’s benchmark, the Russell Mid-Cap Value Index. The Fund continues to track the benchmark’s performance over the longer term, with Class D shares returning 7.83% for the three years ending June 30, 2003, and the Russell Mid-Cap Value Index returning 7.87%.

•	Value stocks saw two very different markets during the year covered by this report. In the third quarter of 2002 and first quarter of 2003, investor confidence waned amid economic and geopolitical uncertainty. Value stocks, which tend to be more defensive, demonstrated strength in this environment. However, investors favored more speculative areas as conditions improved in the fourth quarter of 2002 and second quarter of 2003, causing value stocks to lag.

•	The Fund’s performance was strong relative to its benchmark during the first half of the reporting period, returning –10.65% versus –12.16%. But, sector strategies that worked well during this environment hindered the Fund during the market’s later recovery. In particular, the Fund’s relative performance was hurt by its underweighting in healthcare and technology. The Fund’s exposure to consumer staples was also a drag on performance.

Average Annual Total Return  For periods ended 6/30/03

	1 year	5 year	10 year	Inception (5/8/00)
PIMCO NFJ Basic Value Fund Class D	–3.55%	—	—	6.42%
Russell Mid-Cap Value Index	–0.65%	—	—	—
Lipper Mid-Cap Value Fund Average	0.62%	—	—	—

Change in Value  For periods ended 6/30/03

Past performance is no guarantee of future results.

10 PIMCO Funds Annual Report | 6.30.03

A VALUE STOCK FUND

PIMCO NFJ Equity Income Fund

•	PIMCO NFJ Equity Income Fund seeks current income as a primary objective and long-term growth of capital as a secondary objective by normally investing at least 80% of its assets in equity securities. The Fund invests a significant portion of its assets in dividend-paying common stocks of companies with market capitalizations of more than $2 billion at the time of investment.

•	For the one-year period ending June 30, 2003, PIMCO NFJ Equity Income Fund’s Class D Shares returned 0.43%, outperforming the 0.25% return of its benchmark (S&P 500 Index) and the –1.93% return of the Lipper Equity Income Fund Average.

•	Value stocks saw two very different markets during the year covered by this report. In the third quarter of 2002 and first quarter of 2003, investor confidence waned amid economic and geopolitical uncertainty. Value stocks, which tend to be more defensive, demonstrated strength in this environment. However, investors favored more speculative areas as conditions improved in the fourth quarter of 2002 and second quarter of 2003, causing value stocks to lag.

•	The Fund’s strict value discipline served it well during the early part of the reporting period. Specifically, the Fund’s relative performance through the first six months was helped by an underweighting in technology, which posted significant losses.

•	These same strengths turned around to hinder relative performance in the second half of the reporting period. In particular, the Fund’s underweighting in technology hurt relative performance when this sector performed well in the first half of 2003.

•	The Fund’s focus on dividend-paying stocks proved to be beneficial in the fourth quarter of 2002, as investors bid up these stocks in anticipation of a dividend tax reform law being passed. However, the Fund was hurt in the first half of 2003 as dividend-paying stocks significantly underperformed non-dividend-paying stocks.

Average Annual Total Return  For periods ended 6/30/03

	1 year	5 year	10 year	Inception (5/8/00)
PIMCO NFJ Equity Income Fund Class D	0.43%	—	—	7.70%
S&P 500 Index	0.25%	—	—	—
Lipper Equity Income Fund Average	–1.93%	—	—	—

Change in Value  For periods ended 6/30/03

Past performance is no guarantee of future results.

PIMCO Funds Annual Report | 6.30.03 11

A VALUE STOCK FUND

PIMCO NFJ Small-Cap Value Fund

•	PIMCO NFJ Small-Cap Value Fund seeks long-term growth of capital and income by normally investing at least 80% of its assets in companies with market capitalizations of between $100 million and $1.5 billion at the time of investment.

•	The Fund’s Class D Shares returned 1.75% for the one-year period ended June 30, 2003, versus –1.63% for the Fund’s benchmark, the Russell 2000 Index. It also outperformed its Lipper Average, which returned –3.10% for the same time period.

•	Value stocks saw two very different markets during the year covered by this report. In the third quarter of 2002 and first quarter of 2003, investor confidence waned amid economic and geopolitical uncertainty. Value stocks, which tend to be more defensive, demonstrated strength in this environment. However, investors favored more speculative areas as conditions improved in the fourth quarter of 2002 and second quarter of 2003, causing value stocks to lag.

•	The Fund benefited from its deep-value, style-pure investment process for much of the past year. In particular, the Fund was helped by its exposure to real estate investment trusts (REITs), especially healthcare REITs such as Healthcare Property Investors and Healthcare Realty Trust.

•	The Fund benefited from an overweight in energy. Investors bid up energy stocks due to the unseasonably cold weather in much of the country and geopolitical concerns in Venezuela and the Middle East.

•	Because of continued market volatility, the portfolio’s diversification across industries continued to benefit the portfolio during the past year. This strategy continued to help limit downside risk while enabling the Fund to be invested in undervalued stocks in a variety of sectors.

•	The Fund was negatively affected by its substantial underweighting of technology stocks, which experienced a dramatic rally in the first half of 2003. However, the Fund’s strict value discipline continues to preclude it from having any significant exposure to technology.

Average Annual Total Return  For periods ended 6/30/03

	1 year	5 year	10 year	Inception (10/1/91)
PIMCO NFJ Small-Cap Value Fund Class D	1.75%	6.47%	11.66%	12.50%
Russell 2000 Index	–1.63%	0.96%	8.24%	—
Lipper Small-Cap Value Fund Average	–3.10%	5.34%	9.99%	—

Change in Value  For periods ended 6/30/03

Past performance is no guarantee of future results.

12 PIMCO Funds Annual Report | 6.30.03

A BLEND STOCK FUND

PIMCO PEA Growth & Income Fund

•	PIMCO PEA Growth & Income Fund seeks long-term growth of capital and current income by normally investing at least 65% of its assets in securities of companies with market capitalizations of greater than $5 billion. The Fund may invest up to 75% of its assets in securities selected for their growth potential and will normally invest at least 25% of its assets in securities selected for their income potential.

•	The Fund’s Class D Shares returned –5.18% for the fiscal year ended June 30, 2003 versus a 0.25% return for the Fund’s benchmark, the S&P 500 Index.

•	The outlook for U.S. equities improved greatly over the past 12 months, as late 2002 volatility gave way to greater investor optimism, and broad stock market gains, in the first half of 2003.

•	Early in the period, the stock market experienced significant losses with only the most defensive areas of the market performing well. In this environment, the Fund turned in a strong relative performance. The portfolio benefited from its exposure to healthcare stocks during this time, especially HMOs and pharmaceutical companies. Consumer staples holdings also aided performance, with stocks such as Procter & Gamble performing well.

•	As the period progressed, however, the Fund was hurt by its underweighting of the technology sector, which experienced a dramatic rally in late 2002.

•	Exposure to the basic materials and consumer discretionary sectors also hurt Fund performance as these sectors bore significant downward pressure.

•	The equity markets mounted a considerable turnaround in the second quarter of 2003, thanks in part to the quick resolution of war in Iraq and plenty of fiscal and monetary stimuli. In this environment, the Fund trailed its benchmark slightly but still posted strong absolute gains. Technology and consumer discretionary holdings slightly underperformed the benchmark, while financial services exposure produced strong relative gains.

Average Annual Total Return  For periods ended 6/30/03

	1 year	5 year	10 year	Inception (12/28/94)
PIMCO PEA Growth & Income Fund Class D	–5.18%	4.88%	—	12.39%
S&P 500 Index	0.25%	–1.61%	—	—
Lipper Large-Cap Core Fund Average	–1.94%	–2.71%	—	—

Change in Value For periods ended 6/30/03

Past performance is no guarantee of future results.

PIMCO Funds Annual Report | 6.30.03 13

A GROWTH STOCK FUND

PIMCO PEA Growth Fund

•	PIMCO PEA Growth Fund seeks to achieve long-term growth of capital by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of at least $5 billion at the time of investment.

•	The Fund’s Class D Shares returned –7.75% for the fiscal year ended June 30, 2003 versus a 0.25% return for the Fund’s benchmark, the S&P 500 Index.

•	The outlook for U.S. equities improved greatly over the past 12 months, as late 2002 volatility gave way to greater investor optimism, and broad stock market gains, in the first half of 2003.

•	The Fund’s focus on companies with high earnings quality generated mixed results for the portfolio as investors turned from defensive to more speculative areas over the course of the fiscal year.

•	Early in the period, the Fund added to consumer staples holdings and trimmed its technology exposure. It also steered clear of semiconductors, as there was little evidence to support an expected pickup in personal computer (PC) demand.

•	However, the Fund’s underweighting of technology stocks in the fourth quarter of 2002 hindered performance as the technology sector experienced a large rebound during this period. Exposure to defense contractors such as Lockheed Martin also hurt performance. Lockheed Martin is no longer held in the portfolio.

•	Toward the end of the period, the equity markets mounted a considerable turnaround, thanks in part to the quick resolution of war in Iraq and plenty of fiscal and monetary stimuli. In this environment, underweight positions in healthcare and consumer staples hindered fund performance as these sectors experience strong rallies. An overweighting in financials and solid gains across the technology and consumer discretionary sectors helped to support the portfolio.

Average Annual Total Return  For periods ended 6/30/03

	1 year	5 year	10 year	Inception (2/24/84)
PIMCO PEA Growth Fund Class D	–7.75%	–6.19%	6.22%	11.77%
S&P 500 Index	0.25%	–1.61%	10.04%	—
Lipper Large-Cap Growth Fund Average	–0.74%	–4.49%	6.72%	—

Change in Value  For periods ended 6/30/03

Past performance is no guarantee of future results.

14 PIMCO Funds Annual Report | 6.30.03

A VALUE STOCK FUND

PIMCO PEA Renaissance Fund

•	The Fund seeks long-term growth of capital and income by normally investing at least 65% of its assets in common stocks of companies with below-average valuations whose business fundamentals are expected to improve.

•	The Fund’s Class D Shares returned –5.90% for the one-year period ended June 30, 2003, underperforming the Fund’s benchmark, the Russell Mid-Cap Value Index, which returned –0.64%.

•	Despite underperformance for the year, the Fund (32.82%) outperformed its benchmark index (17.89%) and Lipper Average (14.31%) for the six months ended June 30, 2003. In addition, it continues to meaningfully outperform over the longer term.

•	The outlook for U.S. equities improved greatly over the past 12 months, as late 2002 volatility gave way to greater investor optimism, and broad stock market gains, in the first half of 2003.

•	The Fund was hurt by its exposure to cyclical stocks, which underperformed significantly in the third quarter of 2002 and the first quarter of 2003. In particular, semiconductor stocks such as Micron Technology proved to be a drag on performance.

•	However, this cyclical positioning aided performance in the fourth quarter of 2002 and especially in the second quarter of 2003, as investors began to anticipate an economic recovery. The Fund’s overweighting of technology stocks, primarily commodity technology issues, benefited performance during these periods.

•	The Fund benefited from its overweight position in energy for much of the past year. In particular, Nabors Industries and Valero Energy performed well.

•	The Fund’s performance was also helped by good stock selection in the consumer discretionary sector.

Average Annual Total Return  For periods ended 6/30/03

	1 year	5 year	10 year	Inception (4/18/88)
PIMCO PEA Renaissance Fund Class D	–5.90%	9.35%	15.34%	13.30%
Russell Mid-Cap Value Index	–0.64%	4.07%	11.25%	—
Lipper Mid-Cap Value Fund Average	0.62%	4.97%	10.87%	—

Change in Value  For periods ended 6/30/03

Past performance is no guarantee of future results.

PIMCO Funds Annual Report | 6.30.03 15

A GROWTH STOCK FUND

PIMCO PEA Target Fund

•	The Fund seeks to achieve capital appreciation by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of between $1 billion and $10 billion at the time of investment.

•	The Fund’s Class D Shares returned 0.22% for the fiscal year ended June 30, 2003 versus 7.36% for the Fund’s benchmark, the Russell Mid-Cap Growth Index.

•	The outlook for U.S. equities improved greatly over the past 12 months, as late 2002 volatility gave way to greater investor optimism, and broad stock market gains, in the first half of 2003.

•	The Fund’s focus on higher quality stocks was a drag on performance for much of the year, as investors flocked to lower quality, higher beta issues during the two market rallies that occurred during the period.

•	Generally, holdings in the healthcare sector posted solid gains during the period. In particular, medical equipment maker St. Jude Medical fared well, as investors favored defensive areas of the stock market. However, the Fund’s exposure to King Pharmaceuticals hurt performance in the first half of 2003, as the stock fell on concerns over potential generic drug competition for its lead product, Altace. The stock is no longer held in the portfolio.

•	Consumer discretionary holdings also aided results. In particular, MGM Mirage and Coach were standouts despite concerns over consumer weakness.

•	The Fund’s overweighting of the technology sector was an overall positive for returns, as tech stocks substantially outperformed the broad market during the period. This overweighting was particularly beneficial to performance in the fourth quarter of 2002 and the second quarter of 2003, when tech stocks rallied dramatically.

Average Annual Total Return  For periods ended 6/30/03

	1 year	5 year	10 year	Inception (12/17/92)
PIMCO PEA Target Fund Class D	0.22%	1.90%	10.29%	11.14%
Russell Mid-Cap Growth Index	7.36%	–0.64%	8.46%	—
S&P Mid-Cap 400 Index	–0.73%	7.14%	12.65%	—
Lipper Mid-Cap Growth Fund Average	0.05%	–0.73%	7.26%	—

Change in Value  For periods ended 6/30/03

Past performance is no guarantee of future results.

16 PIMCO Funds Annual Report | 6.30.03

A VALUE STOCK FUND

PIMCO PEA Value Fund

•	PIMCO PEA Value Fund seeks long-term growth of capital and income by normally investing at least 65% of its assets in common stocks of companies with market capitalizations of more than $5 billion at the time of investment and below-average valuations whose business fundamentals are expected to improve.

•	The Fund’s Class D Shares returned –2.73% for the one-year period ended June 30, 2003, slightly underperforming the Fund’s benchmark, the Russell 1000 Value Index, which returned –1.02%. The Fund’s Lipper Average returned –0.49% for the same period.

•	Despite underperformance for the year, the Fund (16.83%) outperformed its benchmark index (11.57%) and Lipper Average (12.33%) for the six months ended June 30, 2003. In addition, it continues to meaningfully outperform over the longer term.

•	The Fund was hurt by its exposure to cyclical stocks, which underperformed significantly in the third quarter of 2002 and the first quarter of 2003. In particular, semiconductor stocks such as Micron Technology proved to be a drag on performance.

•	However, this cyclical positioning aided performance in the fourth quarter of 2002 and especially in the second quarter of 2003, as investors began to anticipate an economic recovery. The Fund’s overweighting of technology stocks, primarily commodity technology issues, benefited performance during these periods.

•	The Fund benefited from its overweight position in energy for much of the past year. Geopolitical concerns in Venezuela and the Middle East, as well as an unseasonably cold winter, resulted in an increase in energy prices.

•	The Fund’s exposure to the financial sector hurt performance in the second half of 2002 but aided performance in the first half of 2003. For example, J.P. Morgan Chase posted a significant loss in the back half of 2002 but experienced a significant rebound in the front half of 2003.

•	The Fund has benefited from holdings such as Valero Energy and J.C. Penney, which performed well for much of this 12-month period. Valero Energy is no longer held in the portfolio.

Average Annual Total Return  For periods ended 6/30/03

	1 year	5 year	10 year	Inception (12/30/91)
PIMCO PEA Value Fund Class D	–2.73%	6.81%	12.54%	12.66%
Russell 1000 Value Index	–1.02%	1.06%	10.68%	—
Lipper Multi-Cap Value Fund Average	–0.49%	1.65%	9.73%	—

Change in Value  For periods ended 6/30/03

Past performance is no guarantee of future results.

PIMCO Funds Annual Report | 6.30.03 17

AN ENHANCED INDEX STOCK FUND

PIMCO PPA Tax-Efficient Equity Fund

•	PIMCO PPA Tax-Efficient Equity Fund seeks maximum after-tax growth of capital, attempting to provide a total return which exceeds the return of the S&P 500 Index by normally investing in a broadly diversified portfolio of at least 200 common stocks.

•	The Fund’s Class D Shares returned –0.07% for the one-year period ending June 30, 2003, versus 0.25% for the Fund’s benchmark, the S&P 500 Index.

•	The stock market seemed to turn a corner in the 12-month period covered by this report. A number of positive developments, including the resolution of the Iraq war and the passage of favorable tax legislation, caused a prolonged equity rally in the first half of 2003.

•	The Fund’s sector strategy positively contributed to performance, but stock selection within the sectors hindered performance, resulting in the overall strategy pacing the market.

•	Performance was aided by a structural overweight towards healthcare, technology and consumer services, the best performing sectors of the past 12 months.

•	The Fund also benefited from being tilted away from the worst performing sectors: transportation, consumer durables and raw materials.

•	However, the Fund’s stock selection struggled, especially in the second quarter of 2003, as investors based their decisions not on current earnings momentum but instead on expectations for substantial earnings growth in the second half of the year.

•	As expected, the fund did not make a capital gains distribution this past year.

Average Annual Total Return  For periods ended 6/30/03

	1 year	5 year	10 year	Inception (7/10/98)
PIMCO PPA Tax-Efficient Equity Fund Class D	–0.07%	—	—	–3.34%
after taxes on distributions	–0.09%	—	—	–3.35%
after taxes on distributions & redemptions of fund shares	–0.04%	—	—	–2.64%
S&P 500 Index	0.25%	—	—	—
Lipper Large-Cap Core Fund Average	–1.94%	—	—	—

Change in Value  For periods ended 6/30/03

Past performance is no guarantee of future results.

18 PIMCO Funds Annual Report | 6.30.03

A GROWTH STOCK FUND

PIMCO RCM Large-Cap Growth Fund

•	PIMCO RCM Large-Cap Growth Fund seeks long-term capital appreciation by normally investing at least 80% of its assets in equity securities of U.S. companies with market capitalizations of at least $3 billion (as measured at the time of purchase).

•	PIMCO RCM Large-Cap Growth Fund Class D Shares had a total return of 0.21% for the fiscal year ended June 30, 2003. This result closely followed that of the Fund’s benchmark, the S&P 500 Index, which returned 0.25% for the same time period.

•	U.S. stocks experienced volatility early in the period. By early October, the S&P 500 Index retreated to April 1997 levels, as increased geopolitical tensions with Iraq and North Korea, fear of deflation, increased unemployment and lackluster retail sales weighed on the markets. By the spring, however, geopolitical tensions decreased and fiscal stimulus initiatives such as lower interest rates and tax cuts started to take effect, causing stocks to rebound strongly.

•	From a sector perspective, the portfolio benefited from an overweight in biotechnology and pharmaceutical stocks but was hindered by an overweight in food and drug retailers. The managers’ emphasis had been to overweight less economically sensitive sectors such as healthcare and consumer staples, a stance that worked against the portfolio as the market rallied. The Fund’s heaviest positions relative to the S&P 500 Index included Pfizer, Anheuser-Busch and Wyeth.

•	Stock selection provided mixed results for the portfolio in the past year. Companies that benefited performance included Pharmacia, which recently merged with Pfizer, Teva Pharmaceutical and Amgen Inc. Positions that detracted from performance included General Dynamics, Electronic Data Systems and Kraft Foods; due to deteriorating fundamentals all have been removed from the portfolio.

Average Annual Total Return  For periods ended 6/30/03

	1 year	5 year	10 year	Inception (12/31/96)
PIMCO RCM Large-Cap Growth Fund Class D	0.21%	0.07%	—	7.71%
S&P 500 Index	0.25%	–1.61%	—	—
Lipper Large-Cap Growth Fund Average	–0.74%	–4.49%	—	—

Change in Value  For periods ended 6/30/03

Past performance is no guarantee of future results.

PIMCO Funds Annual Report | 6.30.03 19

A GROWTH STOCK FUND

PIMCO RCM Mid-Cap Fund

•	PIMCO RCM Mid-Cap Fund seeks long-term capital appreciation by normally investing at least 80% of its assets in equity and equity-related securities of small- to medium-sized U.S. companies with market capitalizations comparable to those companies included in the Russell Mid-Cap Growth Index.

•	The Fund’s Class D Shares had a total return of 3.52% for the fiscal year ended June 30, 2003. This compares to a 7.36% return for its benchmark, Russell Mid-Cap Growth Index.

•	U.S. stocks retreated by early October due to increased geopolitical tensions with Iraq and North Korea, fear of deflation, increased unemployment and lackluster retail sales. As geopolitical tensions decreased and fiscal stimulus initiatives such as lower interest rates and tax cuts started to take effect, stocks rebounded through the spring and early summer periods.

•	From a sector perspective, the portfolio benefited from an overweight in biotechnology and an underweight in commercial services, but was hindered by an underweight in telecommunications services and Internet software/services—areas that performed strongly as investors’ risk appetites increased. The managers’ emphasis had been on sectors with improving fundamentals and attractive valuations, which tilted the portfolio towards energy and healthcare. The portfolio’s heaviest positions relative to the Russell Mid-Cap Growth Index included Willis Group Holdings and Weatherford International.

•	Specific companies that benefited performance included Boston Scientific, a company that develops less-invasive medical devices for coronary diseases, UT Starcom and Amdocs. Positions that detracted from performance were BISYS Group, THQ Inc and Triad Hospitals, which fell on investor concerns

Average Annual Total Return  For periods ended 6/30/03

	1 year	5 year	10 year	Inception (11/6/79)
PIMCO RCM Mid-Cap Fund Class D	3.52%	–0.07%	8.93%	15.36%
Russell Mid-Cap Growth Index	7.36%	–0.64%	8.46%	—
Lipper Mid-Cap Growth Fund Average	0.05%	–0.73%	7.26%	—

Change in Value  For periods ended 6/30/03

Past performance is no guarantee of future results.

20 PIMCO Funds Annual Report | 6.30.03

A GROWTH STOCK FUND

PIMCO RCM Tax-Managed Growth Fund

•	PIMCO RCM Tax-Managed Growth Fund seeks after-tax growth of capital by investing in a broadly diversified portfolio of equity securities of U.S. companies.

•	The Fund’s Class D Shares earned a total return of 0.00% for the fiscal year ended June 30, 2003, compared with the 0.25% return of the Fund’s benchmark, the S&P 500 Index.

•	U.S. stocks experienced significant volatility early in the reporting period. By October, the S&P 500 Index retreated to April 1997 levels as increased geopolitical tensions with Iraq and North Korea, fear of deflation, increased unemployment and lackluster retail sales weighed on the equity markets. By the spring, however, geopolitical tensions decreased and fiscal stimulus initiatives such as lower interest rates and tax cuts started to take effect, causing stocks to rebound strongly.

•	From a sector perspective, the portfolio benefited from an overweight in biotechnology and pharmaceutical stocks—areas that performed strongly amid increased investor confidence. At the same time, an overweight in food and drug retailers hindered returns, as investors turned away from defensive areas. The portfolio’s heaviest positions relative to the S&P 500 Index included Sysco, Walgreen, and Colgate Palmolive.

•	Best-performing stocks included Pharmacia, which recently merged with Pfizer, Teva Pharmaceutical and Amgen Inc. Positions that detracted from performance included Baxter International, Federated Investors and Walgreen.

Average Annual Total Return  For periods ended 6/30/03

	1 year	5 year	10 year	Inception (12/30/98)
PIMCO RCM Tax-Managed Growth Fund Class D	0.00%	—	—	–0.98%
after taxes on distributions	0.00%	—	—	–1.12%
after taxes on distributions & redemptions of fund shares	0.00%	—	—	–0.83%
S&P 500 Index	0.25%	—	—	—
Lipper Large-Cap Growth Fund Average	–0.74%	—	—	—

Change in Value  For periods ended 6/30/03

Past performance is no guarantee of future results.

PIMCO Funds Annual Report | 6.30.03 21

Footnotes

Past performance is no guarantee of future results. Investment return will fluctuate and the value of an investor’s shares will fluctuate and may be worth more or less than original cost when redeemed. The average annual total return measures performance assuming that all dividend and capital gain distributions were reinvested. Returns shown do not reflect the deduction of taxes that a shareholder would pay (i) on fund distributions or (ii) the redemption of fund shares. All share classes have the same portfolio but different expenses. The Growth of $10,000 chart represents change in value of each Fund’s shares for month-end periods and does not take into account any sales charges or expenses. Lipper, Inc. calculates the Lipper Averages. It is the total return performance average of funds that are tracked by Lipper that have the same Fund Classification. Lipper does not take into account sales charges. Returns are for the actual share class unless otherwise indicated. Class D shares began on 7/02 for PIMCO NFJ Basic Value, 4/98 for CCM Capital Appreciation, CCM Mid-Cap, PEA Value and PEA Renaissance, 11/01 for NFJ Equity Income, 6/02 for NFJ Small-Cap Value, 8/00 for PEA Growth and Income, 1/00 for PEA Growth, 6/00 for PEA Target, 3/99 for RCM Large-Cap Growth, 12/00 for RCM Mid-Cap and 2/99 for RCM Tax-Managed Growth. The 5-, 10-year (if applicable) and since inception returns represent the prior performance of the Fund’s Institutional shares, adjusted, as necessary, to reflect D share current sales charges and different operating expenses; for PEA Growth and PEA Renaissance the returns represent the prior performance of the Fund’s C shares, adjusted as necessary to reflect different sales charges and different operating expenses; for PEA Target, returns represent the prior performance of the Fund’s A shares, adjusted as necessary, to reflect the different sales charges and operating expenses. The Funds may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to the following: derivative risk, small company risk, foreign security risk, high yield security risk and specific sector investment risks. A fund investing in derivatives could lose more than the principal amount invested and is subject to the risk of the issuer’s ability to meet payments on obligations. Investing in foreign securities may entail risk due to foreign economic and political developments and this risk may be enhanced when investing in emerging markets. An investment in high-yield securities generally involves greater risk to principal than an investment in higher-rated securities. Investing in smaller companies may entail greater risk than larger companies, including higher volatility. Concentrating on investments in individual sectors may add additional risk and additional volatility compared to a diversified equity fund. This material is authorized for use only when preceded or accompanied by the current PIMCO Funds, Multi-Manager Series prospectus, which describes in greater detail the investment policies, management fees and other matters of interest to prospective investors. Please read the prospectus carefully before you invest or send money. PIMCO Advisors Distributors LLC, 2187 Atlantic Street, Stamford, CT, 06902, www.pimcoadvisors.com, 1-888-87-PIMCO.

Not FDIC Insured | May Lose Value | No Bank Guarantee

22 PIMCO Funds Annual Report | 6.30.03

Schedule of Investments

CCM Capital Appreciation Fund

June 30, 2003

	Shares	Value (000s)
COMMON STOCKS 97.3%
Aerospace 2.0%
Lockheed Martin Corp.	138,500	$6,589
United Technologies Corp.	109,700	7,770

		14,359

Building 1.1%
D.R. Horton, Inc.	282,700	7,944

Communications 3.3%
CenturyTel, Inc.	235,500	8,207
Echostar Communications Corp. ‘A’ (a)	167,600	5,802
Nextel Communications, Inc. (a)	575,600	10,407

		24,416

Consumer Discretionary 10.3%
Amazon.com, Inc. (a)	219,100	7,995
AutoZone, Inc. (a)	100,400	7,627
Bed, Bath & Beyond, Inc. (a)	178,000	6,908
Best Buy Co., Inc. (a)	148,900	6,540
Coach, Inc. (a)	181,600	9,033
Gap, Inc.	415,500	7,795
Harley-Davidson, Inc.	170,800	6,808
Lowe’s Cos., Inc.	82,700	3,552
Staples, Inc. (a)	387,800	7,116
Wal-Mart Stores, Inc.	216,600	11,625

		74,999

Consumer Services 5.7%
Apollo Group, Inc. (a)	160,100	9,888
Clear Channel Communications, Inc. (a)	189,300	8,025
eBay, Inc. (a)	73,100	7,616
Tribune Co.	146,200	7,062
Viacom, Inc. (a)	207,800	9,073

		41,664

Consumer Staples 6.7%
Anheuser-Busch Cos., Inc.	137,000	6,994
Avon Products, Inc.	144,700	9,000
Colgate-Palmolive Co.	132,400	7,673
Dean Foods Co. (a)	277,050	8,727
Fortune Brands, Inc.	163,100	8,514
Procter & Gamble Co.	86,200	7,687

		48,595

Energy 8.3%
Apache Corp.	122,814	7,990
BJ Services Co. (a)	190,800	7,128
Burlington Resources, Inc.	143,200	7,743
ConocoPhillips	137,500	7,535
EOG Resources, Inc.	172,400	7,213
Exxon Mobil Corp.	227,800	8,180
Occidental Petroleum Corp.	215,500	7,230
Southern Co.	241,600	7,528

		60,547

Financial & Business Services 15.6%
Allstate Corp.	201,300	7,176
Bank of America Corp.	120,000	9,484
Citigroup, Inc.	380,595	16,290
Countrywide Credit Industries, Inc.	116,100	8,077
First Tennessee National Corp.	78,500	3,447
GreenPoint Financial Corp. (a)	144,700	7,371
J.P. Morgan Chase & Co.	345,300	11,802
Merrill Lynch & Co.	195,100	9,107
National City Corp. (a)	111,300	3,641
Safeco Corp.	190,800	6,731
The Goldman Sachs Group, Inc.	86,400	7,236
Washington Mutual, Inc.	178,500	7,372
Wells Fargo & Co.	143,100	7,212
XL Capital Ltd. ‘A’	105,400	8,748

		113,694

Healthcare 22.6%
Abbott Laboratories	163,600	7,159
Allergan, Inc.	98,300	7,579
Amgen, Inc. (a)	166,200	11,132
Boston Scientific Corp. (a)	122,000	$7,454
Express Scripts, Inc. (a)	158,500	10,811
Genentech, Inc. (a)	116,000	8,366
Gilead Sciences, Inc. (a)	233,900	13,000
Johnson & Johnson	213,308	11,028
MedImmune, Inc. (a)	162,900	5,925
Medtronic, Inc.	11,410	547
Mylan Laboratories, Inc.	113,900	3,960
Pfizer, Inc.	630,840	21,543
Quest Diagnostics, Inc. (a)	147,800	9,430
St. Jude Medical, Inc. (a)	133,900	7,699
Teva Pharmaceutical Industries Ltd. SP - ADR	133,300	7,589
UnitedHealth Group, Inc.	144,600	7,266
Varian Medical Systems, Inc. (a)	109,300	6,292
Watson Pharmaceuticals, Inc. (a)	186,100	7,513
Wyeth	230,300	10,490

		164,783

Materials & Processing 0.5%
Dow Chemical Co.	114,600	3,548

Technology 20.2%
Adobe Systems, Inc.	283,800	9,102
Affiliated Computer Services, Inc. ‘A’ (a)	160,200	7,326
Analog Devices, Inc. (a)	231,600	8,064
BEA Systems, Inc. (a)	324,800	3,527
Broadcom Corp. ‘A’ (a)	393,800	9,810
Cisco Systems, Inc. (a)	871,600	14,460
Dell Computer Corp. (a)	267,000	8,533
EMC Corp. (a)	814,300	8,526
IBM Corp.	130,100	10,733
Intel Corp.	366,500	7,617
InterActive Corp. (a)	195,900	7,752
L-3 Communications Holdings, Inc. (a)	155,000	6,741
Microsoft Corp.	615,600	15,766
QLogic Corp. (a)	160,100	7,738
Texas Instruments, Inc.	194,900	3,430
VERITAS Software Corp. (a)	329,400	9,444
Yahoo, Inc. (a)	281,600	9,225

		147,794

Transportation 1.0%
United Parcel Service, Inc.	116,400	7,415

Total Common Stocks (Cost $632,515)		709,758

SHORT-TERM INSTRUMENTS 10.7%
Money Market Fund 5.2%
State Street Navigator Securities Lending Prime Portfolio (b)	37,922,504	37,923

	Principal Amount (000s)	Value (000s)
Repurchase Agreement 5.5%
State Street Bank
0.800% due 07/01/2003	$40,168	$40,168
(Dated 06/30/2003. Collateralized by Fannie Mae 1.300% due 06/07/2004 valued at $40,976. Repurchase proceeds are $40,169.)

Total Short-Term Instruments (Cost $78,091)		78,091

Total Investments 108.0% (Cost $710,606)		$787,849
Other Assets and Liabilities (Net) (8.0%)		(58,188)

Net Assets 100.0%		$729,661

Notes to Schedule of Investments (amounts in thousands):

(a)	Non-income producing security.
(b)	Security purchased with the cash proceeds from securities loans. The aggregate market value of the securities on loan was $37,065 as of June 30, 2003.

See accompanying notes | 6.30.03 | PIMCO Funds Annual Report 23

Schedule of Investments

CCM Mid-Cap Fund

June 30, 2003

	Shares	Value (000s)
COMMON STOCKS 96.9%
Aerospace 1.1%
Rockwell Collins, Inc.	263,400	$6,488

Building 2.1%
D.R. Horton, Inc.	237,000	6,660
NVR, Inc. (a)	15,200	6,247

		12,907

Capital Goods 2.3%
Danaher Corp.	102,800	6,996
Zebra Technologies Corp. (a)	95,400	7,173

		14,169

Communications 4.0%
CenturyTel, Inc.	190,800	6,649
Cox Radio, Inc. (a)	264,666	6,116
Macromedia, Inc. (a)	158,800	3,341
Nextel Communications, Inc. (a)	493,500	8,922

		25,028

Consumer Discretionary 9.0%
Amazon.com, Inc. (a)	180,200	6,575
Bed, Bath & Beyond, Inc. (a)	146,600	5,690
Coach, Inc. (a)	127,576	6,346
Columbia Sportswear Co. (a)	63,900	3,285
Harman International Industries, Inc.	63,100	4,994
Leapfrog Enterprises, Inc. (a)	111,400	3,544
Outback Steakhouse, Inc.	167,300	6,525
Pacific Sunwear of California (a)	243,700	5,871
Reebok International Ltd. (a)	171,400	5,764
Staples, Inc. (a)	384,300	7,052

		55,646

Consumer Services 6.0%
Apollo Group, Inc. (a)	133,399	8,239
E.W. Scripps Co.	35,403	3,141
GTECH Holdings Corp. (a)	166,200	6,257
Hearst-Argyle Television, Inc. (a)	244,700	6,338
Rent-A-Center, Inc. (a)	87,700	6,649
Weight Watchers International, Inc. (a)	145,700	6,628

		37,252

Consumer Staples 3.9%
Dean Foods Co. (a)	193,800	6,105
Fortune Brands, Inc.	121,700	6,353
McCormick & Co. (a)	230,800	6,278
Sensient Technologies Corp.	248,800	5,678

		24,414

Energy 5.8%
Apache Corp.	89,559	5,827
BJ Services Co. (a)	155,900	5,824
EOG Resources, Inc.	149,300	6,247
Patterson-UTI Energy, Inc. (a)	169,300	5,485
Pioneer Natural Resources Co. (a)	235,000	6,133
XTO Energy, Inc.	302,266	6,079

		35,595

Financial & Business Services 21.1%
Ambac Financial Group, Inc.	90,800	6,015
Associates Corp. of North America	166,489	6,180
Bear Stearns Co., Inc.	98,200	7,112
Chicago Mercantile Exchange	100,000	6,963
Compass Bankshares, Inc.	176,600	6,169
Countrywide Credit Industries, Inc.	84,500	5,879
Doral Financial Corp.	151,400	6,760
Everest Reinsurance Group Ltd.	81,900	6,265
First Tennessee National Corp.	64,300	2,823
FTI Consulting, Inc. (a)	214,200	5,349
General Growth Properties, Inc. (a)	120,200	7,505
GreenPoint Financial Corp. (a)	118,400	6,031
IndyMac Bancorp, Inc.	249,100	6,332
Iron Mountain Inc. (a)	147,900	5,486
iStar Financial, Inc. (a)	175,800	6,417
Legg Mason, Inc.	121,613	7,899
New York Community Bancorp., Inc.	214,300	6,234
Old Republic International Corp.	208,700	$7,152
RenaissanceRe Holdings Ltd.	129,500	5,895
Safeco Corp.	160,400	5,659
W.R. Berkley Corp.	126,900	6,688

		130,813

Healthcare 15.3%
Aetna, Inc.	108,600	6,538
C.R. Bard, Inc. (a)	100,900	7,195
Caremark Rx, Inc. (a)	280,300	7,198
Celgene Corp. (a)	209,700	6,375
Edwards Lifesciences Corp. (a)	193,200	6,209
Express Scripts, Inc. (a)	91,900	6,268
Genzyme Corp. (a)	64,100	2,679
Gilead Sciences, Inc. (a)	159,400	8,859
MedImmune, Inc. (a)	88,500	3,219
Omnicare, Inc.	237,800	8,035
Pharmaceutical Resources, Inc. (a)	96,500	4,696
Quest Diagnostics, Inc. (a)	93,700	5,978
Sepracor, Inc. (a)	129,300	2,331
St. Jude Medical, Inc. (a)	107,700	6,193
Varian Medical Systems, Inc. (a)	86,600	4,986
Watson Pharmaceuticals, Inc. (a)	192,300	7,763

		94,522

Materials & Processing 3.2%
Ball Corp.	112,800	5,134
Freeport-McMoran Copper & Gold, Inc.	146,400	3,587
Minerals Technologies, Inc.	121,700	5,922
Pactiv Corp. (a)	264,000	5,203

		19,846

Technology 21.8%
Adobe Systems, Inc.	163,700	5,250
Adtran, Inc. (a)	132,800	6,775
Affiliated Computer Services, Inc. ‘A’ (a)	110,018	5,031
Altera Corp. (a)	377,400	6,189
Avocent Corp. (a)	189,100	5,660
BEA Systems, Inc. (a)	266,700	2,896
Broadcom Corp. ‘A’ (a)	327,600	8,160
CheckFree Corp. (a)	165,400	4,605
Citrix Systems, Inc. (a)	148,800	3,030
Diebold, Inc.	152,100	6,578
Integrated Circuit Systems, Inc. (a)	229,500	7,213
InterActive Corp. (a)	174,200	6,893
Juniper Networks, Inc. (a)	467,100	5,778
L-3 Communications Holdings, Inc. (a)	127,400	5,541
Mercury Interactive Corp. (a)	128,600	4,965
Pixar, Inc. (a)	76,700	4,666
PMC - Sierra, Inc. (a)	242,600	2,846
SanDisk Corp. (a)	163,500	6,597
Storage Technology Corp. (a)	214,700	5,526
UTStarcom, Inc. (a)	211,500	7,523
VERITAS Software Corp. (a)	134,700	3,862
Western Digital Corp. (a)	575,500	5,928
Xerox Corp. (a)	558,200	5,911
Yahoo, Inc. (a)	226,900	7,433

		134,856

Transportation 0.1%
JetBlue Airways Corp. (a)	19,100	801

Utilities 1.2%
Entergy Corp.	138,200	7,294

Total Common Stocks (Cost $508,636)		599,631

SHORT-TERM INSTRUMENTS 8.2%
Money Market Fund 5.0%
State Street Navigator Securities Lending Prime Portfolio (b)	31,315,634	31,316

	Principal Amount (000s)	Value (000s)
Repurchase Agreement 3.2%
State Street Bank
0.800% due 07/01/2003	$19,992	$19,992
(Dated 06/30/2003. Collateralized by Freddie Mac 2.125% due 05/20/2004 valued at $20,395. Repurchase proceeds are $19,992.)

Total Short-Term Instruments (Cost $51,308)		51,308

Total Investments 105.1% (Cost $559,944)		$650,939
Other Assets and Liabilities (Net) (5.1%)		(32,051)

Net Assets 100.0%		$618,888

Notes to Schedule of Investments (amount in thousands):

(a)	Non-income producing security.
(b)	Security purchased with the cash proceeds from securities loans. The aggregate market value of the securities on loan was $30,578 as of June 30, 2003.

24 PIMCO Funds Annual Report | 6.30.03 | See accompanying notes

Schedule of Investments

NACM Core Equity Fund

June 30, 2003

	Shares	Value (000s)
COMMON STOCKS 95.8%
Aerospace 0.6%
Raytheon Co.	500	$16

Capital Goods 5.9%
3M Co.	300	39
General Electric Co.	1,900	54
ITT Industries, Inc.	200	13
Textron, Inc.	500	20
Tyco International Ltd.	1,400	27
Weatherford International, Inc. (a)	200	8

		161

Communications 6.1%
AT&T Corp.	700	13
Avaya, Inc. (a)	1,100	7
BellSouth Corp.	1,200	32
Citizens Communications Co. (a)	800	10
Echostar Communications Corp. ‘A’ (a)	400	14
Nextel Communications, Inc. (a)	1,000	18
SBC Communications, Inc.	1,500	38
Verizon Communications, Inc.	900	35

		167

Consumer Discretionary 7.0%
Amazon.com, Inc. (a)	300	11
Dollar General Corp.	600	11
Federated Department Stores, Inc.	700	26
Fox Entertainment Group, Inc. (a)	1,000	29
Mattel, Inc.	600	11
Pitney Bowes, Inc.	500	19
Rite Aid Corp. (a)	900	4
Staples, Inc. (a)	600	11
The Home Depot, Inc.	500	17
TJX Cos., Inc.	1,100	21
W.W. Grainger, Inc.	300	14
Wal-Mart Stores, Inc.	300	16

		190

Consumer Services 5.0%
Comcast Corp. (a)	500	15
GTECH Holdings Corp.	200	8
Knight-Ridder, Inc.	300	21
McDonald’s Corp.	1,100	24
Tribune Co.	200	10
Viacom, Inc. (a)	700	31
Walt Disney Co.	1,400	28

		137

Consumer Staples 5.8%
Altria Group, Inc.	300	14
Anheuser-Busch Cos., Inc.	200	10
Fortune Brands, Inc.	300	16
Kimberly-Clark Corp.	300	16
Kraft Foods, Inc.	200	7
PepsiCo, Inc.	1,100	49
Procter & Gamble Co.	500	45

		157

Energy 6.2%
Apache Corp.	315	20
ChevronTexaco Corp.	400	29
ConocoPhillips	600	33
Exxon Mobil Corp.	2,100	75
Kerr-McGee Corp.	300	13

		170

Financial & Business Services 24.9%
AFLAC, Inc.	400	12
Allstate Corp.	1,100	39
Ambac Financial Group, Inc.	200	13
American Express Co.	1,000	42
American International Group, Inc.	900	50
Bank of America Corp.	600	47
Bank of New York Co., Inc.	600	17
Cincinnati Financial Corp.	400	15
Citigroup, Inc.	2,400	103
Dow Jones & Co., Inc.	400	$17
Fannie Mae	100	7
FleetBoston Financial Corp.	1,400	42
J.P. Morgan Chase & Co.	300	10
John Hancock Financial Services, Inc.	500	15
Key Corp.	300	8
MBNA Corp.	700	15
Morgan Stanley Dean Witter & Co.	1,000	43
North Fork Bancorp., Inc.	500	17
PNC Bank Corp.	400	20
Progressive Corp.	200	15
The Goldman Sachs Group, Inc.	100	8
Travelers Property Casualty Corp.	1,247	20
U.S. Bancorp.	300	7
Wachovia Corp.	1,300	52
Washington Mutual, Inc.	500	21
Wells Fargo & Co.	500	25

		680

Healthcare 11.8%
Abbott Laboratories	900	39
Alcon, Inc.	200	9
Amgen, Inc. (a)	400	27
Becton Dickinson & Co.	300	12
Boston Scientific Corp. (a)	200	12
Forest Laboratories, Inc. (a)	200	11
Jefferson-Pilot Corp.	400	17
Johnson & Johnson	500	26
Merck & Co., Inc.	500	30
Pfizer, Inc.	1,900	65
Teva Pharmaceutical Industries Ltd. SP - ADR	300	17
UnitedHealth Group, Inc.	300	15
WellPoint Health Networks, Inc. (a)	300	25
Wyeth	400	18

		323

Materials & Processing 2.2%
Alcoa, Inc.	800	20
International Paper Co.	300	11
Pactiv Corp. (a)	500	10
Praxair, Inc.	300	18

		59

Technology 16.6%
Amdocs Ltd. (a)	500	12
American Power Conversion Corp.	100	2
Amkor Technology, Inc. (a)	200	3
Cisco Systems, Inc. (a)	1,900	32
Citrix Systems, Inc. (a)	500	10
Computer Sciences Corp. (a)	400	15
Comverse Technology, Inc. (a)	600	9
Corning, Inc. (a)	1,300	10
Dell Computer Corp. (a)	500	16
EMC Corp. (a)	1,500	16
Garmin Ltd. (a)	300	12
Hewlett-Packard Co.	700	15
Honeywell International, Inc.	1,200	32
IBM Corp.	600	49
Integrated Device Technology, Inc. (a)	400	4
Intel Corp.	1,900	39
InterActive Corp. (a)	400	16
JDS Uniphase Corp. (a)	2,200	8
Lucent Technologies, Inc. (a)	5,400	11
Microsoft Corp.	2,900	74
NVIDIA Corp. (a)	300	7
Oracle Corp. (a)	1,700	20
Sanmina-SCI Corp. (a)	1,700	11
VERITAS Software Corp. (a)	500	14
Yahoo, Inc. (a)	500	16

		453

Transportation 0.5%
Delta Air Lines, Inc.	900	13

Utilities 3.2%
Dominion Resources, Inc.	300	$19
FPL Group, Inc.	200	13
PPL Corp.	400	17
Public Service Enterprise Group, Inc.	500	21
TXU Corp.	700	16

		86

Total Common Stocks (Cost $2,276)		2,612

SHORT-TERM INSTRUMENTS 0.4%

	Principal Amount (000s)
Repurchase Agreement 0.4%
State Street Bank
0.800% due 07/01/2003	$10	10
(Dated 06/30/2003. Collateralized by Fannie Mae 5.260% due 10/02/2003 valued at $10. Repurchase proceeds are $10.)

Total Short-Term Instruments (Cost $10)		10

Total Investments 96.2% (Cost $2,286)		$2,622
Other Assets and Liabilities (Net) 3.8%		104

Net Assets 100.0%		$2,726

Notes to Schedule of Investments:

(a)	Non-income producing security.

See accompanying notes | 6.30.03 | PIMCO Funds Annual Report 25

Schedule of Investments

NACM Flex-Cap Value Fund

June 30, 2003

	Shares	Value (000s)
COMMON STOCKS 96.4%
Aerospace 0.9%
Raytheon Co.	400	$13

Capital Goods 4.2%
3M Co.	300	39
Weatherford International, Inc. (a)	500	21

		60

Communications 7.4%
AT&T Corp.	1,500	29
SBC Communications, Inc.	800	20
Sprint Corp. (PCS Group) (a)	3,500	20
UnitedGlobalCom, Inc. (a)	2,300	12
Verizon Communications, Inc.	600	24

		105

Consumer Discretionary 2.5%
Federated Department Stores, Inc.	600	22
W.W. Grainger, Inc.	300	14

		36

Consumer Services 6.1%
Comcast Corp. (a)	700	21
Lee Enterprises, Inc.	500	19
Viacom, Inc. (a)	600	26
Walt Disney Co.	1,000	20

		86

Consumer Staples 4.2%
Altria Group, Inc.	500	23
PepsiCo, Inc.	400	18
Procter & Gamble Co.	200	18

		59

Energy 7.5%
ChevronTexaco Corp.	300	22
Exxon Mobil Corp.	1,400	50
Kerr-McGee Corp.	400	18
Southern Union Co. (a)	1,000	17

		107

Financial & Business Services 32.9%
Allstate Corp.	400	14
Ambac Financial Group, Inc.	300	20
American Express Co.	500	21
American Financial Realty Trust	900	13
American Financial Trust (a)	500	6
American International Group, Inc.	400	22
AmeriCredit Corp. (a)	1,400	12
Anworth Mortgage Asset Corp.	700	11
Bank of America Corp.	600	47
Bank of New York Co., Inc.	600	17
Citigroup, Inc.	1,500	64
City National Corp.	400	18
Dow Jones & Co., Inc.	500	21
Kansas City Life Insurance Co.	400	17
Meadowbrook Insurance Group, Inc. (a)	5,400	17
Morgan Stanley Dean Witter & Co.	500	21
North Fork Bancorp., Inc.	500	17
Renaissance Holdings Ltd.	500	23
RLI Corp.	500	16
The Goldman Sachs Group, Inc.	200	17
Wachovia Corp.	700	28
Wells Fargo & Co.	500	25

		467

Healthcare 10.0%
Abbott Laboratories	500	22
Guilford Pharmaceuticals, Inc. (a)	3,700	17
Jefferson-Pilot Corp.	400	17
LifePoint Hospitals, Inc. (a)	600	13
Orchid Biosciences, Inc. (a)	10,200	12
Praecis Pharmaceuticals, Inc. (a)	4,700	23
SangStat Medical Corp. (a)	1,000	13
WellPoint Health Networks, Inc. (a)	300	25

		142

Materials & Processing 6.3%
Alcoa, Inc.	1,200	$31
Dow Chemical Co.	400	12
OM Group, Inc.	1,900	28
Praxair, Inc.	300	18

		89

Technology 7.0%
Agilent Technologies, Inc. (a)	900	18
Amdocs Ltd. (a)	700	17
IBM Corp.	300	25
infoUSA Inc. (a)	900	7
Microsoft Corp.	700	18
NCR Corp. (a)	600	15

		100

Transportation 2.2%
Pacer International, Inc. (a)	900	17
SCS Transportation, Inc. (a)	1,200	15

		32

Utilities 5.2%
Dominion Resources, Inc.	400	26
Public Service Enterprise Group, Inc.	400	17
Sierra Pacific Resources (a)	1,000	6
TXU Corp.	1,100	25

		74

Total Common Stocks (Cost $1,164)		1,370

SHORT-TERM INSTRUMENTS 1.7%

	Principal Amount (000s)
Repurchase Agreement 1.7%
State Street Bank
0.800% due 07/01/2003	$24	24
(Dated 06/30/2003. Collateralized by Fannie Mae 4.000% due 02/15/2005 valued at $26. Repurchase proceeds are $24.)

Total Short-Term Instruments (Cost $24)		24

Total Investments 98.1% (Cost $1,188)		$1,394
Other Assets and Liabilities (Net) 1.9%		27

Net Assets 100.0%		$1,421

Notes to Schedule of Investments:

(a)	Non-income producing security.

26 PIMCO Funds Annual Report | 6.30.03 | See accompanying notes

Schedule of Investments

NACM Growth Fund

June 30, 2003

	Shares	Value (000s)
COMMON STOCKS 93.7%
Capital Goods 5.0%
General Electric Co.	2,500	$72

Communications 2.6%
Avaya, Inc. (a)	2,500	16
Echostar Communications Corp. ‘A’ (a)	600	21

		37

Consumer Discretionary 11.0%
AdvancePCS (a)	800	31
Gap, Inc.	1,900	36
The Home Depot, Inc.	1,500	50
Wal-Mart Stores, Inc.	800	43

		160

Consumer Services 5.9%
Apollo Group, Inc. (a)	400	25
eBay, Inc. (a)	300	31
Univision Communications, Inc. ‘A’ (a)	1,000	30

		86

Consumer Staples 4.8%
Anheuser-Busch Cos., Inc.	500	25
Procter & Gamble Co.	500	45

		70

Energy 4.3%
Patterson-UTI Energy, Inc. (a)	1,200	39
Williams Companies, Inc.	2,900	23

		62

Financial & Business Services 8.3%
Bank of America Corp.	500	39
First Data Corp.	600	25
J.P. Morgan Chase & Co.	800	27
Omnicom Group, Inc.	400	29

		120

Healthcare 22.5%
Allergan, Inc.	400	31
Amgen, Inc. (a)	500	33
Anthem, Inc. (a)	400	31
Gilead Sciences, Inc. (a)	500	28
Johnson & Johnson	800	41
Medtronic, Inc.	600	29
Merck & Co., Inc.	700	42
Pfizer, Inc.	2,100	72
Watson Pharmaceuticals, Inc. (a)	500	20

		327

Technology 29.3%
Affiliated Computer Services, Inc. ‘A’ (a)	500	23
Agilent Technologies, Inc. (a)	1,400	27
Applied Materials, Inc. (a)	1,800	28
Broadcom Corp. ‘A’ (a)	1,200	30
Cisco Systems, Inc. (a)	2,800	46
Dell Computer Corp. (a)	900	29
EMC Corp. (a)	2,500	26
IBM Corp.	400	33
Intel Corp.	2,300	48
InterActive Corp. (a)	800	32
Microsoft Corp.	2,800	72
VERITAS Software Corp. (a)	1,100	31

		425

Total Common Stocks (Cost $1,222)		1,359

	Principal Amount (000s)	Value (000s)
SHORT-TERM INSTRUMENTS 6.4%
Repurchase Agreement 6.4%
State Street Bank
0.800% due 07/01/2003	$93	$93
(Dated 06/30/2003. Collateralized by Federal Home Loan Bank 3.625% due 09/30/2004 valued at $99. Repurchase proceeds are $93.)

Total Short-Term Instruments (Cost $93)		93

Total Investments 100.1% (Cost $1,315)		$1,452
Other Assets and Liabilities (Net) (0.1%)		(1)

Net Assets 100.0%		$1,451

Notes to Schedule of Investments:

(a)	Non-income producing security.

See accompanying notes | 6.30.03 | PIMCO Funds Annual Report 27

Schedule of Investments

NACM Value Fund

June 30, 2003

	Shares	Value (000s)
COMMON STOCKS 93.9%
Aerospace 0.9%
Raytheon Co.	500	$16

Capital Goods 7.3%
3M Co.	400	52
ITT Industries, Inc.	200	13
Textron, Inc.	500	19
Tyco International Ltd.	1,300	25
Weatherford International, Inc. (a)	400	17

		126

Communications 5.5%
AT&T Corp.	700	13
BellSouth Corp.	600	16
SBC Communications, Inc.	1,200	31
Verizon Communications, Inc.	900	35

		95

Consumer Discretionary 5.6%
Federated Department Stores, Inc.	600	22
Fox Entertainment Group, Inc. (a)	600	17
Pitney Bowes, Inc.	500	19
TJX Companies., Inc.	1,100	21
W.W. Grainger, Inc.	400	19

		98

Consumer Services 5.5%
Comcast Corp. (a)	400	12
Knight-Ridder, Inc.	200	14
McDonald’s Corp.	1,100	24
Viacom, Inc. (a)	500	22
Walt Disney Co.	1,200	24

		96

Consumer Staples 6.2%
Altria Group, Inc.	300	14
Fortune Brands, Inc.	400	21
Kimberly-Clark Corp.	400	21
Kraft Foods, Inc.	200	6
PepsiCo, Inc.	600	27
Procter & Gamble Co.	200	18

		107

Energy 10.0%
Apache Corp.	415	27
ChevronTexaco Corp.	400	29
ConocoPhillips	627	34
Exxon Mobil Corp.	1,800	65
Kerr-McGee Corp.	400	18

		173

Financial & Business Services 31.8%
Allstate Corp.	800	29
Ambac Financial Group, Inc.	300	20
American Express Co.	500	21
American International Group, Inc.	800	44
Bank of America Corp.	600	47
Bank of New York Co., Inc.	600	17
Cincinnati Financial Corp.	500	19
Citigroup, Inc.	1,800	77
Dow Jones & Co., Inc.	500	22
FleetBoston Financial Corp.	1,400	42
John Hancock Financial Services, Inc.	500	15
Key Corp.	200	5
Morgan Stanley Dean Witter & Co.	1,000	43
North Fork Bancorp., Inc.	600	20
PNC Bank Corp.	400	20
The Goldman Sachs Group, Inc.	100	8
Travelers Property Casualty Corp.	1,238	20
Wachovia Corp.	900	36
Washington Mutual, Inc.	500	21
Wells Fargo & Co.	500	25

		551

Healthcare 4.5%
Abbott Laboratories	500	22
Jefferson-Pilot Corp.	500	21
WellPoint Health Networks, Inc. (a)	200	$17
Wyeth	400	18

		78

Materials & Processing 2.9%
Alcoa, Inc.	600	15
International Paper Co.	300	11
Praxair, Inc.	400	24

		50

Technology 7.9%
Computer Sciences Corp. (a)	500	19
Hewlett-Packard Co.	600	13
Honeywell International, Inc.	1,200	32
IBM Corp.	400	33
Lucent Technologies, Inc. (a)	4,000	8
Microsoft Corp.	1,300	33

		138

Transportation 0.7%
Delta Air Lines, Inc.	900	13

Utilities 5.1%
Dominion Resources, Inc.	300	19
FPL Group, Inc.	200	13
PPL Corp.	400	17
Public Service Enterprise Group, Inc.	500	21
TXU Corp.	800	18

		88

Total Common Stocks (Cost $1,464)		1,629

SHORT-TERM INSTRUMENTS 1.1%

	Principal Amount (000s)
Repurchase Agreement 1.1%
State Street Bank
0.800% due 07/01/2003	$19	19
(Dated 06/30/2003. Collateralized by Fannie Mae 2.020% due 02/28/2005 valued at $20. Repurchase proceeds are $19.)

Total Short-Term Instruments (Cost $19)		19

Total Investments 95.0% (Cost $1,483)		$1,648
Other Assets and Liabilities (Net) 5.0%		86

Net Assets 100.0%		$1,734

Notes to Schedule of Investments:

(a)	Non-income producing security.

28 PIMCO Funds Annual Report | 6.30.03 | See accompanying notes

Schedule of Investments

NFJ Basic Value Fund

June 30, 2003

	Shares	Value (000s)
COMMON STOCKS 94.3%
Building 1.9%
Centex Corp.	900	$70

Capital Goods 2.0%
Ingersoll-Rand Co. ‘A’	1,600	76

Communications 5.8%
Nextel Communications, Inc. (a)	4,000	72
Sprint Corp.	5,200	75
Verizon Communications, Inc.	1,800	71

		218

Consumer Discretionary 13.1%
Eastman Kodak Co.	2,600	71
General Motors Corp.	3,800	137
Tupperware Corp.	4,800	69
V.F. Corp.	4,200	143
Whirlpool Corp.	1,100	70

		490

Consumer Services 1.8%
Knight-Ridder, Inc.	1,000	69

Consumer Staples 13.2%
Adolph Coors Co. ‘B’	1,400	69
ConAgra Foods, Inc.	2,900	68
Fortune Brands, Inc.	1,300	68
Pepsi Bottling Group, Inc.	3,600	72
R.J. Reynolds Tobacco Holdings, Inc.	4,000	149
Supervalu, Inc.	3,300	70

		496

Energy 9.5%
Amerada Hess Corp.	1,500	74
Apache Corp.	1,100	72
ConocoPhillips	2,600	142
Valero Energy Corp.	1,900	69

		357

Financial & Business Services 24.5%
Bear Stearns Co., Inc.	1,000	72
Deluxe Corp.	3,100	139
Duke Realty Corp.	2,600	72
J.P. Morgan Chase & Co.	2,100	72
Key Corp.	2,800	71
Lincoln National Corp.	2,000	71
Loews Corp.	1,500	71
MGIC Investment Corp.	1,500	70
Union Planters Corp.	4,500	140
UnumProvident Corp.	5,300	71
Washington Mutual, Inc.	1,700	70

		919

Healthcare 7.6%
Becton Dickinson & Co.	1,900	74
Bristol-Myers Squibb Co.	2,700	73
GlaxoSmithKline PLC - ADR	1,700	69
Oxford Health Plans, Inc. (a)	1,700	71

		287

Materials & Processing 3.6%
Alcan, Inc.	2,200	69
Georgia-Pacific Corp.	3,500	66

		135

Technology 5.7%
Electronic Data Systems Corp.	3,300	71
Hewlett-Packard Co.	3,400	72
Lexmark International, Inc. (a)	1,000	71

		214

Transportation 1.9%
Burlington Northern Santa Fe Corp.	2,500	71

Utilities 3.7%
DTE Energy Co.	1,800	$70
Nicor, Inc.	1,900	70

		140

Total Common Stocks (Cost $3,374)		3,542

SHORT-TERM INSTRUMENTS 11.2%
Money Market Fund 5.6%
State Street Navigator Securities Lending Prime Portfolio (b)	211,953	212

	Principal Amount (000s)
Repurchase Agreement 5.6%
State Street Bank
0.800% due 07/01/2003	$210	210
(Dated 06/30/2003. Collateralized by Federal Home Loan Bank 1.640% due 06/17/2005 valued at $215. Repurchase proceeds are $210.)

Total Short-Term Instruments (Cost $422)		422

Total Investments 105.5% (Cost $3,796)		$3,964
Other Assets and Liabilities (Net) (5.5%)		(208)

Net Assets 100.0%		$3,756

Notes to Schedule of Investments (amounts in thousands):

(a)	Non-income producing security.
(b)	Security purchased with the cash proceeds from securities loans. The aggregate market value of the securities on loan was $206 as of June 30, 2003.

See accompanying notes | 6.30.03 | PIMCO Funds Annual Report 29

Schedule of Investments

NFJ Equity Income Fund

June 30, 2003

	Shares	Value (000s)
COMMON STOCKS 93.6%
Aerospace 2.1%
Goodrich Corp.	78,600	$1,651

Capital Goods 4.0%
Cooper Industries, Ltd.	35,800	1,479
Textron, Inc.	41,200	1,608

		3,087

Communications 5.7%
SBC Communications, Inc.	58,100	1,484
Sprint Corp.	106,000	1,526
Verizon Communications, Inc.	36,300	1,432

		4,442

Consumer Discretionary 17.0%
Eastman Kodak Co.	105,200	2,877
General Motors Corp.	79,600	2,866
Limited, Inc.	95,700	1,483
The May Department Stores Co.	66,000	1,469
VF Corp.	85,400	2,908
Whirlpool Corp.	25,100	1,599

		13,202

Consumer Staples 11.4%
Albertson’s, Inc.	75,400	1,448
ConAgra Foods, Inc.	61,500	1,451
Fortune Brands, Inc.	28,300	1,477
RJ Reynolds Tobacco Holdings, Inc.	84,000	3,126
Supervalu, Inc.	64,000	1,365

		8,867

Energy 9.3%
ChevronTexaco Corp.	19,700	1,422
ConocoPhillips	26,606	1,458
KeySpan Corp.	41,200	1,461
Marathon Oil Corp.	54,100	1,426
Occidental Petroleum Corp.	43,200	1,449

		7,216

Financial & Business Services 29.2%
Apartment Investment & Management Co. ‘A’	41,600	1,439
CIGNA Corp.	32,200	1,512
Deluxe Corp.	32,300	1,447
Duke Realty Corp.	54,000	1,488
FleetBoston Financial Corp.	46,800	1,390
J.P. Morgan Chase & Co.	43,800	1,497
Key Corp.	111,400	2,815
Lincoln National Corp.	83,500	2,975
Morgan Stanley Dean Witter & Co.	33,400	1,428
Union Planters Corp.	90,500	2,808
UnumProvident Corp.	79,000	1,059
Washington Mutual, Inc.	69,200	2,858

		22,716

Healthcare 3.7%
Bristol-Myers Squibb Co.	54,300	1,474
GlaxoSmithKline PLC	35,200	1,427

		2,901

Materials & Processing 1.9%
Georgia-Pacific Corp.	76,000	1,440

Technology 1.8%
Electronic Data Systems Corp.	66,200	1,420

Transportation 1.9%
Burlington Northern Santa Fe Corp.	50,600	1,439

Utilities 5.6%
American Electric Power Co., Inc.	48,200	1,438
DTE Energy Co.	36,900	1,426
Nicor, Inc.	40,100	1,488

		4,352

Total Common Stocks (Cost $68,408)		72,733

SHORT-TERM INSTRUMENTS 11.9%
Money Market Fund 6.6%
State Street Navigator Securities Lending Prime Portfolio (a)	5,116,235	$5,116

	Principal Amount (000s)
Repurchase Agreement 5.3%
State Street Bank
0.800% due 07/01/2003	$4,135	4,135
(Dated 06/30/2003. Collateralized by Federal Home Loan Bank 1.350% due 05/03/2004 valued at $4,222. Repurchase proceeds are $4,135.)

Total Short-Term Instruments (Cost $9,251)		9,251

Total Investments 105.5% (Cost $77,659)		$81,984
Other Assets and Liabilities (Net) (5.5%)		(4,309)

Net Assets 100.0%		$77,675

Notes to Schedule of Investments (amounts in thousands):

(a)	Security purchased with the cash proceeds from securities loans. The aggregate market value of the securities on loan was $4,950 as of June 30, 2003.

30 PIMCO Funds Annual Report | 6.30.03 | See accompanying notes

Schedule of Investments

NFJ Small-Cap Value Fund

June 30, 2003

	Shares	Value (000s)
COMMON STOCKS 91.9%
Aerospace 0.6%
Kaman Corp. ‘A’	740,000	$8,651

Building 2.9%
Butler Manufacturing Co.	115,300	1,906
Crane Co.	630,000	14,257
Hughes Supply, Inc.	400,000	13,880
MDC Holdings, Inc.	281,000	13,567

		43,610

Capital Goods 8.2%
Acuity Brands, Inc.	807,000	14,663
ArvinMeritor, Inc.	675,000	13,621
Barnes Group, Inc.	448,000	9,748
Curtiss-Wright Corp.	131,800	8,330
Gatx Capital Corp.	712,000	11,641
Harsco Corp.	382,000	13,771
Precision Castparts Corp.	455,000	14,150
Regal-Beloit Corp.	699,000	13,351
Tecumseh Products Co. ‘A’	330,000	12,642
York International Corp.	574,000	13,432

		125,349

Consumer Discretionary 16.6%
Arctic Cat, Inc.	621,000	11,898
Banta Corp.	410,000	13,272
Brown Shoe Co., Inc.	464,000	13,827
Burlington Coat Factory Warehouse Corp.	784,000	14,034
Callaway Golf Co.	1,000,000	13,220
Cato Corp. ‘A’	655,000	13,807
Claire’s Stores, Inc.	519,000	13,162
Dillard’s, Inc. ‘A’	879,000	11,840
Ennis Business Forms, Inc.	641,700	9,337
Kellwood Co.	455,000	14,392
Kimball International, Inc. ‘B’	586,000	9,142
Lancaster Colony Corp.	345,000	13,338
Lance, Inc.	1,221,000	11,148
Libbey, Inc.	596,400	13,538
Maytag Corp.	549,000	13,407
Ruddick Corp.	895,000	14,069
Russ Berrie & Co., Inc.	377,000	13,764
Russell Corp.	705,000	13,395
Sturm Ruger & Co., Inc.	820,000	8,200
Tupperware Corp.	955,000	13,714

		252,504

Consumer Services 3.4%
Bob Evans Farms, Inc.	493,000	13,622
IHOP Corp.	339,400	10,715
Lone Star Steakhouse & Saloon, Inc.	635,000	13,824
Roto-Rooter, Inc.	346,000	13,214

		51,375

Consumer Staples 5.5%
Casey’s General Stores, Inc.	962,000	13,603
Corn Products International, Inc.	452,000	13,574
Fresh Del Monte Produce, Inc.	550,000	14,129
Loews Corp. - Carolina Group	545,000	14,715
Sensient Technologies Corp.	624,000	14,240
Universal Corp.	319,000	13,494

		83,755

Energy 8.4%
Berry Petroleum Co. ‘A’	495,000	8,885
Cabot Oil & Gas Corp. ‘A’	500,000	13,805
Helmerich & Payne, Inc.	460,000	13,432
Northwest Natural Gas Co.	493,000	13,434
Patina Oil & Gas Corp.	433,750	13,945
St. Mary Land & Exploration Co.	505,000	13,786
Tidewater, Inc.	456,000	13,393
UGI Corp.	429,000	13,599
Vintage Petroleum, Inc.	1,216,000	13,716
World Fuel Services Corp.	422,000	10,377

		128,372

Financial & Business Services 19.9%
AmerUs Group Co.	497,000	$14,010
Annaly Mortgage Management, Inc.	677,000	13,479
BancorpSouth, Inc.	631,000	13,156
CBL & Associates Properties, Inc.	316,000	13,588
Commercial Federal Corp.	643,000	13,632
Delphi Financial Group, Inc.’A’	295,000	13,806
First Industrial Realty Trust, Inc.	422,000	13,335
Fremont General Corp.	1,000,000	13,700
Health Care Property Investors, Inc.	328,000	13,891
Healthcare Realty Trust, Inc.	456,000	13,292
HRPT Properties Trust	1,469,000	13,515
Hudson United Bancorp.	394,000	13,455
LandAmerica Financial Group, Inc.	288,000	13,680
McGrath Rentcorp	454,000	12,140
New Plan Excel Realty Trust, Inc.	633,000	13,515
Old National Bancorp.	570,000	13,110
Provident Financial Group, Inc.	521,000	13,353
Seacoast Financial Services Corp.	660,000	13,068
Shurgard Storage Centers, Inc. ‘A’	418,000	13,827
Susquehanna Bancshares, Inc.	464,000	10,834
UMB Financial Corp.	242,100	10,265
United Dominion Realty Trust	783,000	13,483
Washington Federal, Inc.	581,000	13,439

		303,573

Healthcare 4.6%
Arrow International, Inc.	301,000	13,289
Cooper Cos., Inc.	418,600	14,555
Invacare Corp.	404,000	13,332
Landauer, Inc.	327,000	13,678
Owens & Minor, Inc.	647,000	14,460

		69,314

Materials & Processing 8.6%
Albany International Corp.	250,000	6,850
Commercial Metals Co.	728,400	12,958
Florida Rock Industries, Inc.	317,000	13,086
Goldcorp, Inc.	364,000	4,368
Lincoln Electric Holdings, Inc.	660,000	13,471
Lubrizol Corp.	444,000	13,760
Massey Energy Co.	1,000,000	13,150
Rock-Tenn Co. ‘A’	888,000	15,052
Teleflex, Inc.	311,000	13,233
Universal Forest Products, Inc.	667,500	13,977
Wellman, Inc.	1,058,000	11,850

		131,755

Technology 1.7%
Analogic Corp.	23,400	1,141
Methode Electronics, Inc.	1,290,000	13,867
PerkinElmer, Inc.	819,800	11,321

		26,329

Transportation 3.5%
Alexander & Baldwin, Inc.	503,000	13,345
Frontline Ltd.	801,800	11,402
Teekay Shipping Corp.	328,000	14,071
USF Corp.	509,000	13,728

		52,546

Utilities 8.0%
Atmos Energy Corp.	555,000	13,764
Cleco Corp.	770,000	13,336
Energen Corp.	399,000	13,287
National Fuel Gas Co.	519,000	13,520
OGE Energy Corp.	664,000	14,190
Peoples Energy Corp.	322,000	13,811
PNM Resources, Inc.	514,000	13,749
Vectren Corp.	543,000	13,602
WGL Holdings, Inc.	495,000	13,217

		122,476

Total Common Stocks (Cost $1,263,100)		1,399,609

SHORT-TERM INSTRUMENTS 11.6%
Money Market Fund 4.8%
State Street Navigator Securities Lending Prime Portfolio (a)	73,176,635	$73,177

	Principal Amount (000s)
Repurchase Agreement 6.8%
State Street Bank
0.800% due 07/01/2003	$103,791	103,791
(Dated 06/30/2003. Collateralized by Fannie Mae 0.000% due 08/13/2003 valued at $3,870 and Federal Home Loan Bank 1.250% due 07/02/2004 valued at $102,007. Repurchase proceeds are $103,793.)

Total Short-Term Instruments (Cost $176,968)		176,968

Total Investments 103.5% (Cost $1,440,068)		$1,576,577
Other Assets and Liabilities (Net) (3.5%)		(53,281)

Net Assets 100.0%		$1,523,296

Notes to Schedule of Investments (amounts in thousands):

(a)	Security purchased with the cash proceeds from securities loans. The aggregate market value of the securities on loan was $71,584 as of June 30, 2003.

See accompanying notes | 6.30.03 | PIMCO Funds Annual Report 31

Schedule of Investments

PEA Growth & Income Fund

June 30, 2003

	Shares	Value (000s)
COMMON STOCKS 89.1%
Capital Goods 7.1%
3M Co.	10,000	$1,290
Caterpillar, Inc.	35,000	1,948
General Electric Co.	65,000	1,864

		5,102

Communications 1.9%
Verizon Communications, Inc.	35,000	1,381

Consumer Discretionary 6.4%
Clear Channel Communications, Inc. (a)	35,000	1,484
Eastman Kodak Co.	25,000	684
General Motors Corp.	50,000	1,120
Wal-Mart Stores, Inc.	25,000	1,342

		4,630

Consumer Services 2.1%
Viacom, Inc. (a)	35,000	1,528

Consumer Staples 2.5%
Procter & Gamble Co.	20,000	1,784

Energy 8.1%
BP PLC SP - ADR	35,000	1,471
ChevronTexaco Corp.	25,000	1,805
Kinder Morgan Management LLC	67,541	2,530

		5,806

Financial & Business Services 28.7%
American Express Co.	35,000	1,463
American International Group, Inc.	25,000	1,379
Bank of America Corp.	25,000	1,976
Boston Properties, Inc.	50,000	2,190
Citigroup, Inc.	50,000	2,140
First Data Corp.	35,000	1,450
iStar Financial, Inc.	25,000	912
J.P. Morgan Chase & Co.	75,000	2,563
Morgan Stanley Dean Witter & Co.	25,000	1,069
Simon Property Group, Inc.	50,000	1,951
Vornado Realty Trust	50,000	2,180
Washington Mutual, Inc.	35,000	1,445

		20,718

Healthcare 10.7%
Allergan, Inc.	20,000	1,542
Boston Scientific Corp. (a)	25,000	1,527
Forest Laboratories, Inc. (a)	25,000	1,369
Pfizer, Inc.	50,000	1,708
Wyeth	35,000	1,594

		7,740

Materials & Processing 5.7%
Alcoa, Inc.	50,000	1,275
Dow Chemical Co.	50,000	1,548
International Paper Co.	35,000	1,251

		4,074

Technology 11.6%
Hewlett-Packard Co.	100,000	2,130
Honeywell International, Inc.	50,000	1,343
IBM Corp.	15,000	1,238
Intel Corp.	50,000	1,039
Microsoft Corp.	75,000	1,921
Sun Microsystems, Inc. (a)	150,000	690

		8,361

Utilities 4.3%
Dominion Resources, Inc.	25,000	1,607
Exelon Corp.	25,000	1,495

		3,102

Total Common Stocks (Cost $61,344)		64,226

CONVERTIBLE PREFERRED STOCK 6.1%
Goldman Sachs Group, Inc.
8.850% due 01/23/2004	86,400	$1,635
11.125% due 04/08/2004	82,000	1,526
12.000% due 12/22/2003	45,100	1,214

Total Convertible Preferred Stock (Cost $3,760)		4,375

CONVERTIBLE BONDS & NOTES 2.2%

	Principal Amount (000s)
Industrials 2.2%
Cendant Corp.
3.875% due 11/27/2011 (a)	$1,500	1,594

Total Convertible Bonds & Notes (Cost $1,500)		1,594

SHORT-TERM INSTRUMENTS 2.3%
Repurchase Agreement 2.3%
State Street Bank
0.800% due 07/01/2003	1,685	1,685
(Dated 06/30/2003. Collateralized by Fannie Mae 1.350% due 05/03/2004 valued at $1,720. Repurchase proceeds are $1,685.)

Total Short-Term Instruments (Cost $1,685)		1,685

Total Investments 99.7% (Cost $68,289)		$71,880
Other Assets and Liabilities (Net) 0.3%		249

Net Assets 100.0%		$72,129

Notes to Schedule of Investments (amounts in thousands):

(a)	Non-income producing security.

32 PIMCO Funds Annual Report | 6.30.03 | See accompanying notes

Schedule of Investments

PEA Growth Fund

June 30, 2003

	Shares	Value (000s)
COMMON STOCKS 98.2%
Capital Goods 7.0%
3M Co.	150,000	$19,347
General Electric Co.	750,000	21,510
Illinois Tool Works, Inc.	250,000	16,462

		57,319

Communications 2.1%
Echostar Communications Corp. ‘A‘ (a)	500,000	17,310

Consumer Discretionary 12.5%
Clear Channel Communications, Inc. (a)	750,000	31,792
Comcast Corp.(a)	500,000	14,415
Nike, Inc.	250,000	13,372
The Home Depot, Inc.	500,000	16,560
Wal-Mart Stores, Inc.	500,000	26,835

		102,974

Consumer Services 8.3%
Carnival Corp.	500,000	16,255
Cendant Corp. (a)	750,000	13,740
Starwood Hotels & Resorts Worldwide, Inc.	500,000	14,295
Viacom, Inc. (a)	550,000	24,013

		68,303

Consumer Staples 2.7%
Procter & Gamble Co.	250,000	22,295

Energy 2.0%
Schlumberger Ltd.	350,000	16,649

Financial & Business Services 21.5%
American Express Co.	500,000	20,905
American International Group, Inc.	500,000	27,590
Bank of America Corp.	350,000	27,660
Citigroup, Inc.	850,000	36,380
First Data Corp.	750,000	31,080
Merrill Lynch & Co.	350,000	16,338
SLM Corp.	450,000	17,627

		177,580

Healthcare 16.2%
Boston Scientific Corp. (a)	350,000	21,385
Forest Laboratories, Inc. (a)	350,000	19,163
Johnson & Johnson	250,000	12,925
Pfizer, Inc.	1,000,000	34,150
Stryker Corp.	300,000	20,811
UnitedHealth Group, Inc.	500,000	25,125

		133,559

Technology 23.3%
Applied Materials, Inc. (a)	550,000	8,723
Cisco Systems, Inc. (a)	1,500,000	24,885
Dell Computer Corp. (a)	750,000	23,970
EMC Corp. (a)	1,250,000	13,088
Hewlett-Packard Co.	1,000,000	21,300
IBM Corp.	250,000	20,625
Intel Corp.	750,000	15,588
Maxim Integrated Products, Inc.	350,000	11,967
Microsoft Corp.	1,000,000	25,610
Oracle Corp. (a)	1,000,000	12,020
SAP AG	500,000	14,610

		192,386

Transportation 2.6%
FedEx Corp.	350,000	21,711

Total Common Stocks (Cost $711,238)		810,086

	Principal Amount (000s)	Value (000s)
CONVERTIBLE BONDS & NOTES 0.0%
Financial & Business Services 0.0%
Cabbell Financial Grantor Trust
7.187% due 12/31/2002 (b)	$358,994	$0

Total Convertible Bonds & Notes (Cost $359)		0

SHORT-TERM INSTRUMENTS 3.9%

	Shares
Money Market Fund 1.4%
State Street Navigator Securities Lending Prime Portfolio (c)	11,116,932	11,117

	Principal Amount (000s)
Repurchase Agreement 2.5%
State Street Bank
0.800% due 07/01/2003	$20,370	20,370
(Dated 06/30/2003. Collateralized by Federal Home Loan Bank 1.300% due 06/28/2004 valued at $20,779. Repurchase proceeds are $20,370.)

Total Short-Term Instruments (Cost $31,487)		31,487

Total Investments 102.1% (Cost $743,084)		$841,573
Other Assets and Liabilities (Net) (2.1%)		(16,903)

Net Assets 100.0%		$824,670

Notes to Schedule of Investments (amounts in thousands):

(a)	Non-income producing security.
(b)	Security is in default.
(c)	Security purchased with the cash proceeds from securities loans. The aggregate market value of the securities on loan was $10,841 as of June 30, 2003.

See accompanying notes | 6.30.03 | PIMCO Funds Annual Report 33

Schedule of Investments

PEA Renaissance Fund

June 30, 2003

	Shares	Value (000s)
COMMON STOCKS 89.7%
Aerospace 0.6%
Goodrich Corp.	1,004,100	$21,086

Capital Goods 12.0%
ArvinMeritor, Inc.	2,160,000	43,589
CNH Global N.V.	1,681,480	16,041
Navistar International Corp. (a)	5,332,100	173,986
Tyco International Ltd.	6,179,800	117,293
Visteon Corp.	5,145,800	35,352
York International Corp.	686,700	16,069

		402,330

Consumer Discretionary 5.3%
Goodyear Tire & Rubber Co.	240,000	1,260
J.C. Penney Co., Inc.	8,436,300	142,152
Sears, Roebuck & Co.	1,025,000	34,481

		177,893

Consumer Services 1.6%
Liberty Media Corp. ‘A’ (a)	4,565,981	52,783

Consumer Staples 1.7%
Loews Corp. - Carolina Group	844,063	22,790
Smithfield Foods, Inc. (a)	1,080,000	24,754
Tyson Foods, Inc.	875,000	9,292

		56,836

Energy 7.2%
Pride International, Inc. (a)	6,476,038	121,879
Rowan Cos., Inc. (a)	2,202,167	49,329
Transocean, Inc. (a)	460,000	10,106
Valero Energy Corp.	1,550,000	56,311
Veritas DGC, Inc. (a)	200,000	2,300

		239,925

Financial & Business Services 20.0%
American Financial Group, Inc.	1,152,892	26,286
AmeriCredit Corp. (a)	7,127,900	60,944
CIGNA Corp.	310,000	14,551
CIT Group, Inc.	6,938,600	171,036
CNA Financial Corp. (a)	570,000	14,022
Comerica, Inc.	100,000	4,650
Fairfax Financial Holdings Ltd.	312,850	47,201
Freddie Mac	1,350,000	68,540
J.P. Morgan Chase & Co.	4,406,800	150,624
Loews Corp.	1,088,600	51,480
SPDR Trust	150,000	14,645
UnumProvident Corp.	3,151,440	42,261

		666,240

Healthcare 0.3%
Tenet Healthcare Corp. (a)	180,000	2,097
The Phoenix Cos., Inc.	710,000	6,411

		8,508

Materials & Processing 10.2%
Alcan, Inc.	741,000	23,186
Bowater, Inc.	1,080,000	40,446
Crompton Corp.	3,938,185	27,764
FMC Corp. (a)	1,385,000	31,343
Freeport-McMoran Copper & Gold, Inc.	630,000	15,435
Georgia-Pacific Corp.	3,558,000	67,424
IMC Global, Inc.	8,707,700	58,429
Imperial Chemical Industries PLC	4,160,000	8,426
Imperial Chemical Industries PLC SP - ADR	1,030,000	8,549
Nova Chemicals Corp.	97,000	1,847
Phelps Dodge Corp.	180,000	6,901
Premcor, Inc. (a)	320,000	6,896
Smurfit-Stone Container Corp. (a)	30,000	391
Solutia, Inc.	6,297,000	13,727
Tembec, Inc. (a)	4,408,900	26,445
United States Steel Corp.	220,000	3,601

		340,810

Technology 17.9%
Advanced Micro Devices Export Sdn. Bhd. (a)	4,500,000	$28,845
Agilent Technologies, Inc. (a)	500,000	9,775
Amkor Technology, Inc.(a)	1,084,400	14,249
Credence Systems Corp. (a)	2,083,200	17,645
Kulicke & Soffa Industries, Inc. (a)	2,780,000	17,764
Maxtor Corp. (a)	440,500	3,308
Micron Technology, Inc. (a)	10,593,358	123,201
Sanmina-SCI Corp. (a)	27,428,200	173,072
Solectron Corp. (a)	20,738,300	77,561
Teradyne, Inc. (a)	7,540,000	130,517

		595,937

Transportation 6.2%
AMR Corp. (a)	4,948,600	54,435
CSX Corp.	2,635,900	79,314
Swift Transportation Co., Inc. (a)	3,999,800	74,476

		208,225

Utilities 6.7%
Allegheny Energy, Inc.	3,308,000	27,953
Calpine Corp. (a)	5,000	33
PG&E Corp. (a)	7,353,400	155,524
Reliant Resources, Inc. (a)	6,622,000	40,593

		224,103

Total Common Stocks (Cost $2,808,913)		2,994,676

CONVERTIBLE PREFERRED STOCK 0.3%
Household International, Inc.
8.875% due 02/15/2006	280,000	9,778

Total Convertible Preferred Stock (Cost $7,000)		9,778

CONVERTIBLE BONDS & NOTES 0.4%
	Principal Amount (000s)
Healthcare 0.1%
HEALTHSOUTH Corp.
3.250% due 04/01/2003 (b)	$7,000	3,605

Industrials 0.3%
Micron Technology, Inc.
2.500% due 02/01/2010	9,320	11,172

Total Convertible Bonds & Notes (Cost $16,320)		14,777

SHORT-TERM INSTRUMENTS 25.2%
	Shares
Money Market Fund 16.2%
State Street Navigator Securities Lending Prime Portfolio (c)	538,976,783	538,977

	Principal Amount (000s)	Value (000s)
Repurchase Agreement 9.0%
State Street Bank
0.800% due 07/01/2003	$300,156	$300,156

(Dated 06/30/2003. Collateralized by Federal Home Loan Bank 1.370% due 05/03/2004 valued at $102,000 and Federal Home Loan Bank 1.500% due 05/13/2005 valued at $102,000 and Fannie Mae 0.000% due 08/13/2003 valued at $102,001 and Federal Home Loan Bank 1.470% due 05/14/2004 valued at $160. Repurchase proceeds are $300,163.)

Total Short-Term Instruments (Cost $839,133)		839,133

Total Investments 115.6% (Cost $3,671,366)		$3,858,364

Other Assets and Liabilities (Net) (15.6%)		(520,385)

Net Assets 100.0%		$3,337,979

Notes to Schedule of Investments (amounts in thousands):

(a)	Non-income producing security.
(b)	Security is in default.
(c)	Security purchased with the cash proceeds from securities loans. The aggregate market value of the securities on loan was $525,093 as of June 30, 2003.

34 PIMCO Funds Annual Report | 6.30.03 | See accompanying notes

Schedule of Investments

PEA Target Fund

June 30, 2003

	Shares	Value (000s)
COMMON STOCKS 96.8%
Capital Goods 3.3%
Fisher Scientific International, Inc. (a)	275,000	$9,597
ITT Industries, Inc.	125,000	8,182
Jacobs Engineering Group, Inc. (a)	36,800	1,551
Weatherford International, Inc. (a)	200,000	8,380

		27,710

Communications 2.3%
Echostar Communications Corp. ‘A’ (a)	550,000	19,041

Consumer Discretionary 13.4%
Abercrombie & Fitch Co. ‘A’ (a)	500,000	14,205
Best Buy Co., Inc. (a)	175,000	7,686
CarMax, Inc. (a)	175,000	5,276
Clear Channel Communications, Inc. (a)	265,000	11,233
Coach, Inc. (a)	175,000	8,704
Harman International Industries, Inc.	130,000	10,288
Insight Enterprises, Inc. (a)	600,000	6,036
Linens `n Things, Inc. (a)	700,000	16,527
MGM Mirage, Inc. (a)	200,000	6,836
Michaels Stores, Inc. (a)	400,000	15,224
Polaris Industries, Inc.	175,000	10,745

		112,760

Consumer Services 5.2%
Corporate Executive Board Co. (a)	106,100	4,331
E.W. Scripps Co.	40,000	3,549
Education Management Corp. (a)	165,000	8,775
Priceline.com, Inc. (a)	150,000	3,358
Royal Caribbean Cruises Ltd.	650,000	15,054
The Cheesecake Factory, Inc. (a)	250,000	8,972

		44,039

Consumer Staples 1.2%
CDW Corp. (a)	225,000	10,305

Energy 4.4%
Apache Corp.	135,000	8,783
BJ Services Co. (a)	200,000	7,472
ENSCO International, Inc.	325,000	8,742
Nabors Industries Ltd. (a)	185,000	7,317
National-Oilwell, Inc. (a)	200,000	4,400

		36,714

Financial & Business Services 12.8%
Accenture Ltd. (a)	450,000	8,140
Affiliated Managers Group, Inc. (a)	175,000	10,666
Ambac Financial Group, Inc.	170,000	11,262
Capital One Financial Corp.	70,000	3,443
Charles Schwab Corp.	400,000	4,036
Countrywide Credit Industries, Inc.	120,000	8,348
Doral Financial Corp.	200,000	8,930
Fair Isaac Corp.	60,000	3,087
Goldman Sachs Group, Inc.	345,800	6,545
iStar Financial, Inc.	200,000	7,300
Lamar Advertising Co. (a)	200,000	7,042
PartnerRe Ltd.	200,000	10,222
Providian Financial Corp. (a)	800,000	7,408
Radian Group, Inc.	300,000	10,995

		107,424

Healthcare 20.1%
Allergan, Inc.	130,000	10,023
AmerisourceBergen Corp.	170,000	11,789
Andrx Group Corp. (a)	500,000	9,950
CTI Molecular Imaging, Inc. (a)	550,000	10,400
Express Scripts, Inc. (a)	150,000	10,231
IDEC Pharmaceuticals Corp. (a)	225,000	7,650
INAMED Corp. (a)	175,000	9,396
Medicis Pharmaceutical ‘A’	150,000	8,505
MedImmune, Inc. (a)	200,000	7,274
Omnicare, Inc.	350,000	11,827
SICOR, Inc. (a)	400,000	$8,136
St. Jude Medical, Inc. (a)	197,700	11,368
Teva Pharmaceutical Industries Ltd. SP - ADR	275,000	15,656
Varian Medical Systems, Inc. (a)	350,000	20,150
Watson Pharmaceuticals, Inc. (a)	250,000	10,093
Zimmer Holdings, Inc. (a)	150,000	6,758

		169,206

Materials & Processing 0.7%
Alcan, Inc.	175,000	5,476

Technology 31.4%
Adobe Systems, Inc.	150,000	4,811
Affiliated Computer Services, Inc. ‘A’ (a)	200,000	9,146
Autodesk, Inc.	350,000	5,656
BEA Systems, Inc. (a)	850,000	9,231
Borland Software Corp. (a)	775,000	7,572
Broadcom Corp. ‘A’ (a)	325,000	8,096
Brocade Communications Systems, Inc. (a)	900,000	5,301
Business Objects S.A. SP - ADR (a)	250,000	5,488
Cognizant Technology Solutions Corp. (a)	300,000	7,308
Cognos, Inc. (a)	200,000	5,400
Cymer, Inc. (a)	325,000	10,403
DST Systems, Inc. (a)	225,000	8,550
Extreme Networks, Inc. (a)	1,750,000	9,275
Fairchild Semiconductor International, Inc. ‘A’ (a)	450,000	5,756
Flextronics International Ltd. (a)	500,000	5,195
Gentex Corp. (a)	300,000	9,183
Integrated Circuit Systems, Inc. (a)	360,000	11,315
Integrated Device Technology, Inc. (a)	500,000	5,525
InterActive Corp. (a)	375,000	14,839
Intuit, Inc. (a)	165,000	7,347
Juniper Networks, Inc. (a)	600,000	7,422
KLA-Tencor Corp. (a)	225,000	10,460
Marvell Technology Group Ltd. (a)	360,000	12,373
Maxim Integrated Products, Inc.	115,000	3,932
Mercury Interactive Corp. (a)	350,000	13,514
Monster Worldwide, Inc. (a)	400,000	7,892
Netscreen Technologies, Inc. (a)	450,000	10,148
Network Associates, Inc. (a)	200,000	2,536
Nortel Networks Corp. (a)	2,000,000	5,400
Novellus Systems, Inc. (a)	325,000	11,902
Sohu.com, Inc. (a)	100,000	3,416
UTStarcom, Inc. (a)	400,000	14,228
VERITAS Software Corp. (a)	200,000	5,734

		264,354

Transportation 1.0%
Expeditors International Washington, Inc.	100,000	3,464
Swift Transportation Co., Inc. (a)	250,000	4,655

		8,119

Utilities 1.0%
Dominion Resources, Inc.	125,000	8,034

Total Common Stocks (Cost $715,375)		813,182

CONVERTIBLE BONDS & NOTES 0.7%

	Principal Amount (000s)
Technology 0.7%
Juniper Networks, Inc.
4.750% due 03/15/2007	$6,500	6,167

Total Convertible Bonds & Notes (Cost $5,079)		6,167

	Shares	Value (000s)
SHORT-TERM INSTRUMENTS 17.5%
Money Market Fund 15.1%
State Street Navigator Securities Lending Prime Portfolio (b)	127,166,602	$127,167

	Principal Amount (000s)
Repurchase Agreement 2.4%
State Street Bank
0.800% due 07/01/2003	$20,286	20,286
(Dated 06/30/2003. Collateralized by Federal Home Loan Bank 1.300% due 06/30/2004 valued at $20,694. Repurchase proceeds are $20,286.)

Total Short-Term Instruments (Cost $147,453)		147,453

Total Investments 115.0% (Cost $867,907)		$966,802

Written Options (c) (0.1%) (Premiums $1,090)		(1,075)

Other Assets and Liabilities (Net) (14.9%)		(125,206)

Net Assets 100.0%		$840,521

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a)	Non-income producing security.
(b)	Security purchased with the cash proceeds from securities loans. The aggregate market value of the securities on loan was $124,314 as of June 30, 2003.
(c)	Premiums received on written options:

Type	# of Contracts	Premium	Value
Call - CBOE AmerisourceBergen Corp.
Strike @ 70.000 Exp. 07/2003	500	$99	$71
Call - PSE Affiliated Computer Services, Inc.
Strike @ 55.000 Exp. 07/2003	500	44	5
Call - PHILADELPHIA Adobe Systems, Inc.
Strike @ 40.000 Exp. 07/2003	500	32	5
Call - CBOE Best Buy Co., Inc.
Strike @ 45.000 Exp. 07/2003	500	91	42
Call - CBOE Best Buy Co., Inc.
Strike @ 50.000 Exp. 08/2003	500	25	22
Call - PSE Countrywide Financial Corp.
Strike @ 75.000 Exp. 07/2003	500	56	25
Call - AMEX Coach, Inc.
Strike @ 55.000 Exp. 07/2003	500	29	10

See accompanying notes | 6.30.03 | PIMCO Funds Annual Report 35

Schedule of Investments (Cont.)

PEA Target Fund

June 30, 2003

	# of Contracts	Premium	Value
Call - AMEX Coach, Inc.
Strike @ 50.000 Exp. 07/2003	1,000	$165	$155
Call - CBOE Echostar Communications Corp.
Strike @ 35.000 Exp. 07/2003	1,000	60	105
Call - CBOE Echostar Communications Corp.
Strike @ 40.000 Exp. 08/2003	500	25	16
Call - AMEX Education Management Corp.
Strike @ 55.000 Exp. 07/2003	500	39	30
Call - AMEX Express Scripts, Inc.
Strike @ 75.000 Exp. 08/2003	500	39	62
Call - PSE Fair Isaac Corp.
Strike @ 60.000 Exp. 07/2003	250	13	4
Call - AMEX Harman International Industries, Inc.
Strike @ 75.000 Exp. 07/2003	500	32	230
Call - CBOE Intuit, Inc.
Strike @ 50.000 Exp. 07/2003	500	27	8
Call - CBOE Mercury Interactive Corp.
Strike @ 47.500 Exp. 08/2003	500	28	20
Call - CBOE Medicis Pharmaceutical
Strike @ 60.000 Exp. 07/2003	500	51	20
Call - AMEX Nabors Industries Ltd.
Strike @ 50.000 Exp. 07/2003	250	7	2
Call - AMEX Polaris Industries, Inc.
Strike @ 40.000 Exp. 08/2003	500	83	74
Call - CBOE St. Jude Medical, Inc.
Strike @ 60.000 Exp. 07/2003	500	34	45
Call - CBOE St. Jude Medical, Inc.
Strike @ 65.000 Exp. 08/2003	500	29	28
Call - CBOE InterActive Corp.
Strike @ 40.000 Exp. 07/2003	1,000	53	90
Call - CBOE Weatherford International Ltd.
Strike @ 50.000 Exp. 07/2003	750	29	6

		$1,090	$1,075

36 PIMCO Funds Annual Report | 6.30.03 | See accompanying notes

Schedule of Investments

PEA Value Fund

June 30, 2003

	Shares		Value (000s)
COMMON STOCKS 89.2%
Aerospace 2.5%
Boeing Co.		699,300	$24,000

Capital Goods 6.7%
Deere & Co.		190,000	8,683
General Electric Co.		180,000	5,162
Navistar International Corp. (a)		290,800	9,489
Tyco International Ltd.		2,223,100	42,194

			65,528

Communications 1.5%
AT&T Wireless Services, Inc. (a)		1,775,000	14,573

Consumer Discretionary 4.5%
AOL Time Warner, Inc. (a)		270,000	4,344
J.C. Penney Co., Inc.		2,352,500	39,640

			43,984

Consumer Services 4.5%
Liberty Media Corp. ‘A’ (a)		3,766,899	43,545

Consumer Staples 4.5%
Altria Group, Inc.		815,000	37,034
Sara Lee Corp.		370,000	6,960

			43,994

Energy 5.2%
ConocoPhillips		500,000	27,400
Royal Dutch Petroleum Co.		490,000	22,844
Schlumberger Ltd.		5,000	238

			50,482

Financial & Business Services 29.1%
Allstate Corp.		515,000	18,360
American International Group, Inc.		270,000	14,899
CIT Group, Inc.		362,554	8,937
Citigroup, Inc.		750,000	32,100
Fannie Mae		35,000	2,360
FleetBoston Financial Corp.		895,000	26,590
Freddie Mac		820,000	41,631
Hartford Financial Services Group, Inc.		290,000	14,604
J.P. Morgan Chase & Co.		1,263,200	43,176
Key Corp.		670,000	16,931
Merrill Lynch & Co.		150,000	7,002
Prudential Financial, Inc.		230,000	7,740
SPDR Trust		302,000	29,484
Travelers Property Casualty Corp.		1,248,900	19,858

			283,672

Healthcare 6.2%
Baxter International, Inc.		541,000	14,066
Bristol-Myers Squibb Co.		335,000	9,095
HCA, Inc.		460,000	14,738
Schering-Plough Corp.		1,232,300	22,921

			60,820

Materials & Processing 6.3%
Alcan, Inc.		346,420	10,839
Alcoa, Inc.		60,000	1,530
Dow Chemical Co.		1,585,000	49,072

			61,441

Technology 18.2%
Agilent Technologies, Inc. (a)		2,202,700	43,063
Electronic Data Systems Corp.		40,000	858
Hewlett-Packard Co.		1,572,249	33,489
Honeywell International, Inc.		720,000	19,332
Micron Technology, Inc. (a)		2,774,849	32,272
Sanmina-SCI Corp. (a)		986,900	6,227
Solectron Corp. (a)		100,000	374
Teradyne, Inc. (a)		2,423,000	41,942

			177,557

Utilities 0.0%
Duke Energy Corp.		20,000	399

Total Common Stocks (Cost $766,959)			869,995

	Principal Amount (000s)		Value (000s)
CONVERTIBLE BONDS & NOTES 1.8%
Financial & Business Services 1.0%
SMFG Finance, Ltd.
2.250% due 07/11/2005(c)	JY	1,200,000	$9,305
Industrials 0.8%
Micron Technology, Inc.
2.500% due 02/01/2010		2,760	3,309
Tyco International Group S.A.
2.750% due 01/15/2018		3,000	3,247
3.125% due 01/15/2023		1,500	1,650

			8,206

Total Convertible Bonds & Notes (Cost $17,392)			17,511

SHORT-TERM INSTRUMENTS 14.1%

	Shares
Money Market Fund 4.9%
State Street Navigator Securities Lending Prime Portfolio (b)		47,381,132	47,381

	Principal Amount (000s)
Repurchase Agreement 9.2%
State Street Bank
0.800% due 07/01/2003		$89,644	89,644
(Dated 06/30/2003. Collateralized by Federal Home Loan Bank 1.300% due 06/28/2004 valued at $51,003 and Fannie Mae 4.750% due 06/28/2004 valued at $40,439. Repurchase proceeds are $89,646.)

Total Short-Term Instruments (Cost $137,025)			137,025

Total Investments 105.1% (Cost $921,376)			$1,024,531
Other Assets and Liabilities (Net) (5.1%)			(49,751)

Net Assets 100.0%			$974,780

Notes to Schedule of Investments (amounts in thousands):

(a)	Non-income producing security.
(b)	Security purchased with the cash proceeds from securities loans. The aggregate market value of the securities on loan was $46,206 as of June 30, 2003.
(c)	Principal amount denoted in indicated currency:

JY - Japanese Yen

See accompanying notes | 6.30.03 | PIMCO Funds Annual Report 37

Schedule of Investments

PPA Tax-Efficient Equity Fund

June 30, 2003

	Shares	Value (000s)
COMMON STOCKS 99.5%
Aerospace 1.2%
Boeing Co.	1,300	$45
Lockheed Martin Corp.	2,300	109
United Technologies Corp.	1,300	92

		246

Building 0.2%
Pulte Corp.	600	37

Capital Goods 4.0%
3M Co.	800	103
American Standard Cos., Inc. (a)	500	37
Cooper Industries, Ltd.	1,391	58
Delphi Automotive Systems	3,500	30
General Electric Co.	17,910	514
Illinois Tool Works, Inc.	500	33
ITT Industries, Inc.	400	26

		801

Communications 5.1%
ALLTEL Corp.	1,500	72
BellSouth Corp.	7,000	186
CenturyTel, Inc.	400	14
SBC Communications, Inc.	10,600	271
Sprint Corp.	4,800	69
Sprint Corp. (PCS Group) (a)	5,000	29
Verizon Communications, Inc.	9,882	390

		1,031

Consumer Discretionary 6.3%
American Greetings Corp. ‘A’	2,300	45
Bed, Bath & Beyond, Inc. (a)	300	12
Black & Decker Corp.	800	35
Cooper Tire & Rubber Co.	2,100	37
Family Dollar Stores, Inc.	1,000	38
Federated Department Stores, Inc.	1,200	44
Goodyear Tire & Rubber Co.	1,800	10
J.C. Penney Co., Inc.	2,500	42
Jones Apparel Group, Inc. (a)	2,100	61
Kohl’s Corp. (a)	900	46
Liz Claiborne, Inc.	1,600	56
Lowe’s Cos., Inc.	700	30
Nike, Inc.	700	37
Reebok International Ltd. (a)	700	24
The Home Depot, Inc.	2,450	81
Thomas & Betts Corp.	6,400	93
TJX Companies., Inc.	1,600	30
V.F. Corp.	1,500	51
Wal-Mart Stores, Inc.	8,000	429
Whirlpool Corp.	1,000	64
Winn-Dixie Stores, Inc.	1,400	17

		1,282

Consumer Services 7.4%
AOL Time Warner, Inc. (a)	6,800	109
Apollo Group, Inc. (a)	600	37
Carnival Corp.	1,100	36
Cendant Corp. (a)	7,500	137
Clear Channel Communications, Inc. (a)	1,900	81
Comcast Corp. (a)	4,270	129
Darden Restaurants, Inc.	1,400	27
eBay, Inc. (a)	1,300	135
Harrah’s Entertainment, Inc. (a)	1,400	56
Hilton Hotels Corp.	3,000	38
Knight-Ridder, Inc.	500	35
McGraw-Hill Cos., Inc.	500	31
New York Times Co.	600	27
Tribune Co.	3,800	184
Viacom, Inc. (a)	3,952	173
Walt Disney Co.	7,400	146
Yum! Brands, Inc. (a)	4,000	118

		1,499

Consumer Staples 7.4%
Albertson’s, Inc.	1,500	$29
Altria Group, Inc.	1,500	68
Anheuser-Busch Cos., Inc.	4,900	250
Avon Products, Inc.	400	25
Brown-Forman Corp. ‘B’	600	47
Clorox Co.	800	34
Coca-Cola Co.	2,550	118
Colgate-Palmolive Co.	1,100	64
Gillette Co.	1,500	48
Heinz (H.J.) Co.	1,000	33
Kellogg Co.	1,000	34
Pepsi Bottling Group, Inc.	4,000	80
PepsiCo, Inc.	3,580	159
Procter & Gamble Co.	3,000	268
Sara Lee Corp.	1,500	28
SYSCO Corp.	2,900	87
Walgreen Co.	4,300	129

		1,501

Energy 4.6%
Anadarko Petroleum Corp.	700	31
Apache Corp.	525	34
ChevronTexaco Corp.	724	52
Exxon Mobil Corp.	16,878	606
Halliburton Co.	600	14
Occidental Petroleum Corp.	1,000	34
Schlumberger Ltd.	700	33
Transocean, Inc. (a)	5,500	121

		925

Financial & Business Services 23.6%
AFLAC, Inc.	1,600	49
Allstate Corp.	600	21
Ambac Financial Group, Inc.	3,200	212
American Express Co.	5,300	222
American International Group, Inc.	3,940	217
AmSouth Bancorp.	1,500	33
Automatic Data Processing, Inc.	2,800	95
Bank of America Corp.	5,500	435
Bank One Corp.	3,100	115
Bear Stearns Co., Inc.	602	44
Capital One Financial Corp.	300	15
Charles Schwab Corp.	4,500	45
Citigroup, Inc.	15,019	643
Dow Jones & Co., Inc.	900	39
Equifax, Inc.	2,600	68
Fannie Mae	3,500	236
First Data Corp.	4,700	195
First Tennessee National Corp.	3,300	145
Golden West Financial Corp.	500	40
H&R Block, Inc.	3,700	160
J.P. Morgan Chase & Co.	2,560	88
Lehman Brothers Holdings, Inc.	1,800	120
MBIA, Inc.	150	7
MBNA Corp.	7,450	155
Mellon Financial Corp.	2,900	81
Merrill Lynch & Co.	3,300	154
Metlife, Inc.	1,200	34
MGIC Investment Corp.	500	23
Moody’s Corp.	700	37
Morgan Stanley Dean Witter & Co.	3,900	167
North Fork Bancorp., Inc.	700	24
Omnicom Group, Inc.	500	36
PNC Bank Corp.	1,300	64
Regions Financial Corp.	1,000	34
Safeco Corp.	900	32
Simon Property Group, Inc.	2,800	109
SLM Corp.	3,900	153
State Street Corp.	2,800	110
T. Rowe Price Group, Inc.	1,700	64
The Goldman Sachs Group, Inc.	1,600	134
Torchmark Corp.	900	34
Travelers Property Casualty Corp.	0	$0
Wells Fargo & Co.	1,900	96

		4,785

Healthcare 17.4%
Abbott Laboratories	900	39
Allergan, Inc.	1,600	123
AmerisourceBergen Corp.	500	35
Amgen, Inc. (a)	3,200	214
Applera Corp.- Applied Biosystems Group	1,600	30
Becton Dickinson & Co.	3,600	140
Boston Scientific Corp. (a)	1,200	73
Bristol-Myers Squibb Co.	3,200	87
C.R. Bard, Inc.	2,000	143
Cardinal Health, Inc.	1,200	77
Eli Lilly & Co.	600	41
Forest Laboratories, Inc. (a)	800	44
Guidant Corp.	900	40
HCA, Inc.	2,900	93
Johnson & Johnson	9,200	476
McKesson Corp.	4,500	161
Medtronic, Inc.	1,400	67
Merck & Co., Inc.	6,700	406
Pfizer, Inc.	23,605	806
Quest Diagnostics, Inc. (a)	600	38
St. Jude Medical, Inc. (a)	2,500	144
Stryker Corp.	1,600	111
Tenet Healthcare Corp. (a)	5,000	58
UnitedHealth Group, Inc.	1,000	50
WellPoint Health Networks, Inc. (a)	400	34

		3,530

Materials & Processing 1.5%
Air Products & Chemicals, Inc.	600	25
Great Lakes Chemical Corp.	1,400	29
Hercules, Inc. (a)	1,600	16
International Paper Co.	1,800	64
Praxair, Inc.	300	18
Sealed Air Corp. (a)	800	38
Sherwin-Williams Co.	1,200	32
Sigma-Aldrich Corp.	700	38
Worthington Industries, Inc.	2,500	34

		294

Technology 17.9%
Adobe Systems, Inc.	1,000	32
Altera Corp. (a)	6,300	103
Andrew Corp. (a)	3,300	30
Autodesk, Inc.	1,200	19
Chiron Corp. (a)	800	35
Cisco Systems, Inc. (a)	25,900	430
Computer Sciences Corp. (a)	900	34
Dell Computer Corp. (a)	7,700	246
Electronic Arts, Inc. (a)	500	37
EMC Corp. (a)	3,400	36
Emerson Electric Co.	900	46
Hewlett-Packard Co.	2,101	45
Honeywell International, Inc.	1,000	27
IBM Corp.	5,600	462
Intel Corp.	14,230	296
International Game Technology	300	31
Intuit, Inc. (a)	700	31
JDS Uniphase Corp. (a)	4,700	17
Lexmark International, Inc. (a)	500	35
Lucent Technologies, Inc. (a)	15,600	32
Microsoft Corp.	26,600	681
Motorola, Inc.	18,500	175
NVIDIA Corp. (a)	3,100	71
Oracle Corp. (a)	13,540	163
PerkinElmer, Inc.	1,200	17
QLogic Corp. (a)	500	24
QUALCOMM, Inc.	1,100	39
Rockwell Automation, Inc.	6,000	143

38 PIMCO Funds Annual Report | 6.30.03 | See accompanying notes

	Shares	Value (000s)
Scientific-Atlanta, Inc.	2,200	$52
Sun Microsystems, Inc. (a)	2,400	11
SunGard Data Systems, Inc. (a)	700	18
Symantec Corp. (a)	800	35
Tektronix, Inc. (a)	1,900	41
Texas Instruments, Inc.	4,800	85
Xilinx, Inc. (a)	1,000	25
Yahoo, Inc. (a)	800	26

		3,630

Transportation 1.1%
FedEx Corp.	600	37
Southwest Airlines Co.	2,000	34
United Parcel Service, Inc.	2,500	159

		230

Utilities 1.8%
AES Corp. (a)	9,200	58
American Electric Power Co., Inc.	1,000	30
Edison International	7,100	117
Exelon Corp.	600	36
NiSource, Inc.	3,000	57
PG&E Corp. (a)	2,100	44
TXU Corp.	1,300	29

		371

Total Common Stocks (Cost $18,228)		20,162

SHORT-TERM INSTRUMENTS 0.7%

	Principal Amount (000s)
Repurchase Agreement 0.7%
State Street Bank
0.800% due 07/01/2003	$138	138
(Dated 06/30/2003. Collateralized by Fannie Mae 3.000% due 07/29/2004 valued at $142. Repurchase proceeds are $138.)

Total Short-Term Instruments (Cost $138)		138

Total Investments 100.2% (Cost $18,366)		$20,300
Other Assets and Liabilities (Net) (0.2%)		(41)

Net Assets 100.0%		$20,259

Notes to Schedule of Investments:

(a)	Non-income producing security.

See accompanying notes | 6.30.03 | PIMCO Funds Annual Report 39

Schedule of Investments

RCM Large-Cap Growth Fund

June 30, 2003

	Shares	Value (000s)
COMMON STOCKS 95.9%
Aerospace 2.7%
Lockheed Martin Corp.	96,000	$4,567
United Technologies Corp.	106,000	7,508

		12,075

Capital Goods 4.3%
3M Co.	35,500	4,579
Danaher Corp.	19,300	1,313
General Electric Co.	480,500	13,781

		19,673

Communications 2.3%
Nokia Oyj SP - ADR	118,500	1,947
SBC Communications, Inc.	131,500	3,360
Vodafone Group PLC SP - ADR	249,000	4,893

		10,200

Consumer Discretionary 9.2%
Costco Wholesale Corp. (a)	75,500	2,763
Electronic Arts, Inc. (a)	58,500	4,328
Harley-Davidson, Inc.	51,500	2,053
Kohl’s Corp. (a)	31,500	1,618
Lowe’s Cos., Inc.	73,500	3,157
Mattel, Inc.	106,000	2,006
Nike, Inc.	70,500	3,771
Starbucks Corp. (a)	201,000	4,929
The Home Depot, Inc.	46,000	1,524
Wal-Mart Stores, Inc.	286,500	15,376

		41,525

Consumer Services 1.7%
Viacom, Inc. (a)	180,000	7,859

Consumer Staples 17.0%
Anheuser-Busch Cos., Inc.	317,000	16,183
Coca-Cola Co.	123,000	5,708
Coca-Cola Enterprises, Inc.	106,000	1,924
Colgate-Palmolive Co.	198,000	11,474
Gillette Co.	61,000	1,943
PepsiCo, Inc.	337,000	14,997
Procter & Gamble Co.	85,500	7,625
SYSCO Corp.	266,000	7,991
Walgreen Co.	307,000	9,241

		77,086

Energy 7.3%
Baker Hughes, Inc.	284,000	9,534
BJ Services Co. (a)	46,000	1,719
BP PLC SP - ADR	111,500	4,685
ChevronTexaco Corp.	48,000	3,466
Exxon Mobil Corp.	206,500	7,415
Noble Corp. (a)	98,000	3,361
Schlumberger Ltd.	57,500	2,735

		32,915

Financial & Business Services 13.0%
Accenture Ltd. (a)	152,500	2,759
AFLAC, Inc.	43,000	1,322
American International Group, Inc.	74,500	4,111
Automatic Data Processing, Inc.	57,500	1,947
Citigroup, Inc.	244,000	10,443
Fannie Mae	193,500	13,050
Fifth Third Bancorp.	54,500	3,125
Franklin Resources, Inc.	89,000	3,477
Hartford Financial Services Group, Inc.	43,000	2,166
Marsh & McLennan Cos., Inc.	110,000	5,618
Merrill Lynch & Co.	75,500	3,524
Safeco Corp.	35,400	1,249
Wells Fargo & Co.	122,000	6,149

		58,940

Healthcare 25.2%
Abbott Laboratories	57,000	2,494
AmerisourceBergen Corp.	29,500	2,046
Amgen, Inc. (a)	166,500	11,152
Boston Scientific Corp. (a)	14,800	904
Cardinal Health, Inc.	127,000	8,166
Genentech, Inc. (a)	33,000	$2,380
Johnson & Johnson	222,500	11,503
Medtronic, Inc.	119,000	5,708
Merck & Co., Inc.	185,000	11,202
Pfizer, Inc.	898,000	30,667
St. Jude Medical, Inc. (a)	2,250	129
Stryker Corp.	37,100	2,574
Teva Pharmaceutical Industries Ltd. SP - ADR (a)	140,500	7,999
WellPoint Health Networks, Inc. (a)	57,500	4,847
Wyeth	272,500	12,412

		114,183

Technology 11.7%
Cisco Systems, Inc. (a)	228,000	3,783
Dell Computer Corp. (a)	215,000	6,871
IBM Corp.	50,500	4,166
Intel Corp.	224,500	4,666
Maxim Integrated Products, Inc.	69,500	2,376
Microsoft Corp.	844,000	21,615
Oracle Corp. (a)	217,500	2,614
QUALCOMM, Inc.	62,000	2,217
SAP AG - SP ADR	37,000	1,081
VERITAS Software Corp. (a)	124,500	3,569

		52,958

Transportation 1.5%
United Parcel Service, Inc.	105,500	6,720

Total Common Stocks (Cost $428,896)		434,134

SHORT-TERM INSTRUMENTS 4.2%

	Principal Amount (000s)
Repurchase Agreement 4.2%
State Street Bank
0.800% due 07/01/2003	$19,099	$19,099
(Dated 06/30/2003. Collateralized by Federal Home Loan Bank 3.750% due 02/13/2004 valued at $19,483. Repurchase proceeds are $19,099.)

Total Short-Term Instruments (Cost $19,099)		19,099

Total Investments 100.1% (Cost $447,995)		$453,233
Other Assets and Liabilities (Net) (0.1%)		(665)

Net Assets 100.0%		$452,568

Notes to Schedule of Investments:

(a)	Non-income producing security.

40 PIMCO Funds Annual Report | 6.30.03 | See accompanying notes

Schedule of Investments

RCM Mid-Cap Fund

June 30, 2003

	Shares	Value (000s)
COMMON STOCKS 96.9%
Aerospace 1.3%
Alliant Techsystems, Inc. (a)	57,580	$2989

Capital Goods 5.5%
AGCO Corp.	66,000	1,127
American Standard Cos., Inc. (a)	4,000	296
Danaher Corp.	58,600	3,988
SPX Corp. (a)	84,820	3,737
Weatherford International, Inc. (a)	84,700	3,549

		12,697

Communications 2.3%
CenturyTel, Inc.	10,400	362
Cox Radio, Inc. (a)	112,300	2,595
Entercom Communications Corp. (a)	48,600	2,382

		5,339

Consumer Discretionary 12.8%
AdvancePCS (a)	107,500	4,110
Bed, Bath & Beyond, Inc. (a)	7,600	295
Coach, Inc. (a)	11,600	577
Dollar Tree Stores, Inc. (a)	26,500	841
Electronic Arts, Inc. (a)	37,700	2,789
Harley-Davidson, Inc.	44,700	1,782
Harman International Industries, Inc.	6,100	483
Linens `n Things, Inc. (a)	102,700	2,425
Mattel, Inc.	199,200	3,769
Nike, Inc.	62,400	3,338
Outback Steakhouse, Inc.	47,900	1,868
Scholastic Corp. (a)	74,100	2,207
Starbucks Corp. (a)	110,100	2,700
Williams-Sonoma, Inc. (a)	74,300	2,170

		29,354

Consumer Services 4.6%
Career Education Corp. (a)	36,400	2,491
E.W. Scripps Co.	28,800	2,555
Hilton Hotels Corp.	127,700	1,633
Manpower, Inc.	19,000	705
Starwood Hotels & Resorts Worldwide, Inc.	85,000	2,430
The Cheesecake Factory, Inc. (a)	20,000	718

		10,532

Consumer Staples 5.7%
CDW Corp. (a)	14,290	655
Coca-Cola Enterprises, Inc.	154,000	2,795
Dean Foods Co. (a)	115,950	3,652
Hershey Foods Corp.	39,100	2,724
Performance Food Group Co. (a)	88,100	3,260

		13,086

Energy 7.7%
Anadarko Petroleum Corp.	54,800	2,437
BJ Services Co. (a)	85,700	3,202
Burlington Resources, Inc.	6,000	324
Nabors Industries Ltd. (a)	78,200	3,093
Noble Corp. (a)	13,300	456
Patterson-UTI Energy, Inc. (a)	70,700	2,291
Smith International, Inc. (a)	67,500	2,480
XTO Energy, Inc.	175,233	3,524

		17,807

Financial & Business Services 9.7%
ARAMARK Corp. ‘B’ (a)	133,500	2,993
Charter One Financial, Inc.	113,700	3,545
Federated Investors, Inc.	17,300	474
Fiserv, Inc. (a)	82,900	2,952
Franklin Resources, Inc.	10,600	414
Hartford Financial Services Group, Inc.	33,200	1,672
Lamar Advertising Co. (a)	79,900	2,813
M&T Bank Corp.	2,700	227
Perot Systems Corp. (a)	75,000	852
Platinum Underwriters Holdings, Ltd.	9,000	244
SouthTrust Corp.	7,900	215
TCF Financial Corp.	41,500	$1,653
Willis Group Holdings Ltd.	136,600	4,200

		22,254

Healthcare 21.7%
Aetna, Inc.	43,100	2,595
Allergan, Inc.	10,600	817
AmerisourceBergen Corp.	69,700	4,834
Anthem, Inc. (a)	57,600	4,444
Barr Laboratories, Inc. (a)	12,300	806
Biogen, Inc. (a)	16,000	608
Biomet, Inc. (a)	93,100	2,668
Biovail Corp. (a)	49,100	2,311
Boston Scientific Corp. (a)	29,800	1,821
Caremark Rx, Inc. (a)	80,300	2,062
Genzyme Corp. (a)	13,100	548
Gilead Sciences, Inc. (a)	44,400	2,468
IDEC Pharmaceuticals Corp. (a)	75,300	2,560
McKesson Corp.	15,100	540
Medicis Pharmaceutical ‘A’	2,500	142
MedImmune, Inc. (a)	49,400	1,797
Millennium Pharmaceuticals, Inc. (a)	10,000	157
St. Jude Medical, Inc. (a)	46,500	2,674
Stryker Corp.	61,200	4,245
Teva Pharmaceutical Industries Ltd. SP - ADR	37,600	2,141
Universal Health Services, Inc. ‘B’ (a)	56,700	2,246
Varian Medical Systems, Inc. (a)	42,600	2,452
WellPoint Health Networks, Inc. (a)	53,800	4,535
Zimmer Holdings, Inc. (a)	11,300	509

		49,980

Materials & Processing 1.9%
Air Products & Chemicals, Inc.	50,700	2,109
Fastenal Co.	67,800	2,301

		4,410

Technology 22.9%
Affiliated Computer Services, Inc. ‘A’ (a)	73,500	3,361
Amdocs Ltd. (a)	136,880	3,285
BEA Systems, Inc. (a)	147,200	1,599
ChoicePoint, Inc. (a)	88,700	3,062
Computer Sciences Corp. (a)	81,300	3,099
Cypress Semiconductor Corp. (a)	131,100	1,573
Emulex Corp. (a)	115,720	2,635
GlobespanVirata, Inc. (a)	51,200	422
Integrated Circuit Systems, Inc. (a)	10,920	343
Jabil Circuit, Inc. (a)	92,200	2,038
KLA-Tencor Corp. (a)	12,200	567
L-3 Communications Holdings, Inc. (a)	75,950	3,303
Marvell Technology Group Ltd. (a)	67,120	2,307
Mercury Interactive Corp. (a)	52,300	2,019
Microchip Technology, Inc.	133,950	3,282
Network Associates, Inc. (a)	33,450	424
QLogic Corp. (a)	45,250	2,187
RF Micro Devices, Inc. (a)	7,100	43
Semtech Corp. (a)	2,700	38
SunGard Data Systems, Inc. (a)	158,700	4,112
Symantec Corp. (a)	77,000	3,377
The BISYS Group, Inc. (a)	190,600	3,501
THQ, Inc. (a)	97,400	1,753
UTStarcom, Inc. (a)	92,720	3,298
VERITAS Software Corp. (a)	35,750	1,025

		52,653

Transportation 0.8%
Expeditors International Washington, Inc.	44,200	1,531
JetBlue Airways Corp. (a)	6,000	254

		1,785

Total Common Stocks (Cost $201,978)		222,886

	Principal Amount (000s)	Value (000s)
SHORT-TERM INSTRUMENTS 2.9%
Repurchase Agreement 2.9%
State Street Bank
0.800% due 07/01/2003	$6,662	$6,662
(Dated 06/30/2003. Collateralized by Freddie Mac 2.000% due 01/21/2005 valued at $6,800. Repurchase proceeds are $6,662.)

Total Short-Term Instruments (Cost $6,662)		6,662

Total Investments 99.8% (Cost $208,640)		$229,548

Other Assets and Liabilities (Net) 0.2%		461

Net Assets 100.0%		$230,009

Notes to Schedule of Investments:

(a)	Non-income producing security.

See accompanying notes | 6.30.03 | PIMCO Funds Annual Report 41

Schedule of Investments

RCM Tax-Managed Growth Fund

June 30, 2003

	Shares	Value (000s)
COMMON STOCKS 90.1%
Aerospace 2.5%
United Technologies Corp.	4,000	$283

Capital Goods 4.1%
3M Co.	600	77
General Electric Co.	13,375	384

		461

Communications 2.2%
Nokia Oyj SP - ADR	7,000	115
Vodafone Group PLC SP - ADR	6,375	125

		240

Consumer Discretionary 7.8%
Electronic Arts, Inc. (a)	750	56
Harley-Davidson, Inc.	4,275	170
Harman International Industries, Inc.	1,000	79
Mattel, Inc.	6,250	118
Starbucks Corp. (a)	7,775	191
Wal-Mart Stores, Inc.	4,600	247

		861

Consumer Services 1.8%
Viacom, Inc. (a)	4,500	196

Consumer Staples 17.0%
Anheuser-Busch Cos., Inc.	7,500	383
Colgate-Palmolive Co.	7,000	406
PepsiCo, Inc.	7,625	339
SYSCO Corp.	12,000	361
Walgreen Co.	13,250	399

		1,888

Energy 8.3%
Baker Hughes, Inc.	5,700	191
BJ Services Co. (a)	10,200	381
BP PLC SP - ADR	8,200	345

		917

Financial & Business Services 9.9%
Accenture Ltd. (a)	14,000	253
American International Group, Inc.	1,300	72
Automatic Data Processing, Inc.	5,000	169
Merrill Lynch & Co.	3,075	144
North Fork Bancorp., Inc.	5,000	170
Willis Group Holdings Ltd.	9,500	292

		1,100

Healthcare 23.8%
Amgen, Inc. (a)	4,225	283
Genentech, Inc. (a)	1,100	79
International Flavors & Fragrances	10,700	342
Johnson & Johnson	4,500	233
Medtronic, Inc.	4,925	236
Pfizer, Inc.	18,625	636
Stryker Corp.	2,500	173
Teva Pharmaceutical Industries Ltd. SP - ADR	6,125	349
Wyeth	6,825	311

		2,642

Technology 10.6%
Cisco Systems, Inc. (a)	9,175	152
Dell Computer Corp. (a)	6,000	192
Gentex Corp. (a)	3,700	113
Intel Corp.	8,450	176
Microsoft Corp.	21,000	538

		1,171

Transportation 2.1%
United Parcel Service, Inc.	3,675	234

Total Common Stocks (Cost $9,224)		9,993

	Principal Amount (000s)	Value (000s)
SHORT-TERM INSTRUMENTS 12.4%
Repurchase Agreement 12.4%
State Street Bank
0.800% due 07/01/2003	$1,375	$1,375
(Dated 06/30/2003. Collateralized by Federal Home Loan Bank 1.350% due 03/30/2004 valued at $1,406. Repurchase proceeds are $1,375.)

Total Short-Term Instruments (Cost $1,375)		1,375

Total Investments 102.5% (Cost $10,599)		$11,368

Other Assets and Liabilities (Net) (2.5%)		(276)

Net Assets 100.0%		$11,092

Notes to Schedule of Investments:

(a)	Non-income producing security.

42 PIMCO Funds Annual Report | 6.30.03 | See accompanying notes

(This Page Intentionally Left Blank)

See accompanying notes | 6.30.03 | PIMCO Funds Annual Report 43

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income from Investment Operations
CCM Capital Appreciation Fund
Class D
06/30/2003	$14.56	$(0.01	)(a)	$(0.60	)(a)	$(0.61)
06/30/2002	17.45	0.01	(a)	(2.87	)(a)	(2.86)
06/30/2001	26.88	0.04	(a)	(1.36	)(a)	(1.32)
06/30/2000	26.63	(0.03	)(a)	5.36	(a)	5.33
06/30/1999	26.01	0.06	(a)	2.34	(a)	2.40

CCM Mid-Cap Fund
Class D
06/30/2003	$17.84	$(0.06	)(a)	$(0.40	)(a)	$(0.46)
06/30/2002	21.13	0.00	(a)	(3.16	)(a)	(3.16)
06/30/2001	30.71	0.10	(a)	(0.76	)(a)	(0.66)
06/30/2000	22.90	(0.01	)(a)	7.85	(a)	7.84
06/30/1999	23.99	0.03	(a)	(0.04	)(a)	(0.01)

NACM Core Equity Fund
Class D
07/19/2002 - 06/30/2003	$10.00	$0.05	(a)	$1.80	(a)	$1.85

NACM Flex-Cap Value Fund
Class D
07/19/2002 - 06/30/2003	$10.00	$0.06	(a)	$2.52	(a)	$2.58

NACM Growth Fund
Class D
07/19/2002 - 06/30/2003	$10.00	$(0.04	)(a)	$1.25	(a)	$1.21

NACM Value Fund
Class D
07/19/2002 - 06/30/2003	$10.00	$0.11	(a)	$2.03	(a)	$2.14

NFJ Basic Value Fund
Class D
07/19/2002 - 06/30/2003	$11.07	$0.22	(a)	$1.39	(a)	$1.61

NFJ Equity Income Fund
Class D
06/30/2003	$11.32	$0.27	(a)	$(0.28	)(a)	$(0.01)
10/31/2001 - 06/30/2002	11.31	0.19	(a)	0.96	(a)	1.15

NFJ Small-Cap Value Fund
Class D
06/30/2003	$21.85	$0.41	(a)	$(0.06	)(a)	$0.35
06/30/2001 - 06/30/2002	21.85	0.00	(a)	0.00	(a)	0.00

PEA Growth & Income Fund
Class D
06/30/2003	$6.98	$0.08	(a)	$(0.45	)(a)	$(0.37)
06/30/2002	9.22	0.08	(a)	(2.29	)(a)	(2.21)
07/31/2000 - 06/30/2001	13.11	0.07	(a)	(0.30	)(a)	(0.23)

PEA Growth Fund
Class D
06/30/2003	$16.00	$(0.03	)(a)	$(1.21	)(a)	$(1.24)
06/30/2002	21.73	(0.05	)(a)	(5.52	)(a)	(5.57)
06/30/2001	34.76	(0.12	)(a)	(10.56	)(a)	(10.68)
01/31/2000 - 06/30/2000	32.84	(0.11	)(a)	2.03	(a)	1.92

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding interest expense is 1.10%.
(c)	Ratio of expenses to average net assets excluding trustees’ expense is 1.10%.

44 PIMCO Funds Annual Report | 6.30.03 | See accompanying notes

Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$0.00	$0.00	$0.00	$0.00	$13.95	(4.19)%	$3,780	1.10%		(0.07)%	161%
(0.03)	0.00	0.00	(0.03)	14.56	(16.43)	3,655	1.11	(c)	0.08	110
(0.13)	(7.98)	0.00	(8.11)	17.45	(9.18)	2,937	1.10		0.18	112
(0.08)	(5.00)	0.00	(5.08)	26.88	22.84	524	1.11	(b)	(0.10)	119
(0.13)	(1.65)	0.00	(1.78)	26.63	10.17	339	1.10		0.24	120

$0.00	$0.00	$0.00	$0.00	$17.38	(2.58)%	$10,333	1.11	%(c)	(0.35)%	155%
(0.11)	0.00	(0.02)	(0.13)	17.84	(14.98)	6,716	1.11	(c)	0.02	168
(0.13)	(8.79)	0.00	(8.92)	21.13	(5.65)	6,981	1.10		0.44	153
(0.01)	(0.02)	0.00	(0.03)	30.71	34.24	796	1.11	(b)	(0.05)	164
(0.01)	(1.07)	0.00	(1.08)	22.90	0.25	359	1.10		0.16	85

$(0.04)	$(0.05)	$0.00	$(0.09)	$11.76	18.52%	$12	1.27	%*(e)(h)	0.52%*	127%

$(0.03)	$(0.17)	$0.00	$(0.20)	$12.38	26.01%	$15	1.41	%*(g)(i)	0.55%*	173%

$0.00	$0.00	$0.00	$0.00	$11.21	12.10%	$11	1.25	%*(j)	(0.42)%*	167%

$(0.06)	$(0.09)	$0.00	$(0.15)	$11.99	21.52%	$12	1.25	%*(k)	1.05%*	84%

$(0.19)	$(0.26)	$0.00	$(0.45)	$12.23	(3.55)%	$59	1.20	%*	2.02%*	54%

$(0.30)	$(0.50)	$0.00	$(0.80)	$10.51	0.43%	$42	1.20%		2.82%	43%
(0.28)	(0.86)	0.00	(1.14)	11.32	10.51	83	1.21	(d)*	2.41 *	50

$(0.23)	$(0.05)	$0.00	$(0.28)	$21.92	1.75%	$2,158	1.25%		1.98%	20%
0.00	0.00	0.00	0.00	21.85	0.00	11	1.25	*	0.00 *	40

$(0.10)	$0.00	$0.00	$(0.10)	$6.51	(5.18)%	$331	1.35%		1.35%	84%
(0.03)	0.00	0.00	(0.03)	6.98	(23.95)	78	1.35		1.02	101
(0.03)	(3.63)	0.00	(3.66)	9.22	4.50	11	1.35	*	0.69 *	77

$0.00	$0.00	$0.00	$0.00	$14.76	(7.75)%	$72	1.16	%(f)	(0.19)%	70%
0.00	(0.16)	0.00	(0.16)	16.00	(25.76)	35	1.16	(f)	(0.29)	76
0.00	(2.35)	0.00	(2.35)	21.73	(32.38)	74	1.15		(0.47)	85
0.00	0.00	0.00	0.00	34.76	5.85	11	1.16	*	(0.78)*	72

(d)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.20%.
(e)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.25%.
(f)	Ratio of expenses to average net assets excluding trustees’ expense is 1.15%.
(g)	Ratio of expenses to average net assets excluding trustees’ expense is 1.40%.
(h)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 4.80%.
(i)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 9.69%.
(j)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 7.71%.
(k)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 6.81%.

See accompanying notes | 6.30.03 | PIMCO Funds Annual Report 45

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income from Investment Operations
PEA Renaissance Fund
Class D
06/30/2003	$19.16	$0.01	(a)	$(1.24	)(a)	$(1.23)
06/30/2002	19.36	0.01	(a)	1.11	(a)	1.12
06/30/2001	14.99	0.09	(a)	5.47	(a)	5.56
06/30/2000	18.22	0.35	(a)	(0.13	)(a)	0.22
06/30/1999	19.10	0.00	(a)	1.45	(a)	1.45

PEA Target Fund
Class D
06/30/2003	$13.31	$(0.08	)(a)	$0.11	(a)	$0.03
06/30/2002	19.30	(0.11	)(a)	(5.88	)(a)	(5.99)
06/30/2001	31.14	(0.14	)(a)	(7.67	)(a)	(7.81)
06/12/2000 - 06/30/2000	30.46	(0.01	)(a)	0.69	(a)	0.68

PEA Value Fund
Class D
06/30/2003	$13.73	$0.10	(a)	$(0.55	)(a)	$(0.45)
06/30/2002	16.10	0.09	(a)	(0.55	)(a)	(0.46)
06/30/2001	11.37	0.10	(a)	4.72	(a)	4.82
06/30/2000	15.29	0.23	(a)	(1.34	)(a)	(1.11)
06/30/1999	15.64	0.23	(a)	1.37	(a)	1.60

PPA Tax-Efficient Equity Fund
Class D
06/30/2003	$8.45	$0.04	(a)	$(0.05	)(a)	$(0.01)
06/30/2002	10.32	0.02	(a)	(1.89	)(a)	(1.87)
06/30/2001	12.22	0.00	(a)	(1.90	)(a)	(1.90)
06/30/2000	11.59	0.02	(a)	0.61	(a)	0.63
07/10/1998 - 06/30/1999	10.00	0.03	(a)	1.56	(a)	1.59

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 1.25%.
(c)	Ratio of expenses to average net assets excluding interest expense is 1.10%.
(d)	Ratio of expenses to average net assets excluding trustees’ expense is 1.10%.
(e)	Ratio of expenses to average net assets excluding trustees’ expense is 1.20%.

46 PIMCO Funds Annual Report | 6.30.03 | See accompanying notes

Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$0.00	$(0.69)	$0.00	$(0.69)	$17.24	(5.90)%	$86,043	1.26	%(b)	0.09%	76%
0.00	(1.32)	0.00	(1.32)	19.16	5.46	146,584	1.26	(b)	0.04	109
(0.06)	(1.13)	0.00	(1.19)	19.36	38.27	19,710	1.25		0.48	138
0.00	(3.45)	0.00	(3.45)	14.99	3.56	1,286	1.25		2.21	133
0.00	(2.33)	0.00	(2.33)	18.22	10.01	192	1.25		(0.02)	221

$0.00	$0.00	$0.00	$0.00	$13.34	0.22%	$1,166	1.21	%(e)	(0.71)%	105%
0.00	0.00	0.00	0.00	13.31	(31.04)	978	1.21	(e)	(0.66)	114
0.00	(4.03)	0.00	(4.03)	19.30	(27.82)	1,763	1.20		(0.70)	109
0.00	0.00	0.00	0.00	31.14	2.23	10	1.20	*	(0.69)*	99

$0.00	$(0.58)	$0.00	$(0.58)	$12.70	(2.73)%	$37,032	1.10%		0.85%	152%
0.00	(1.91)	0.00	(1.91)	13.73	(3.73)	40,769	1.10		0.55	190
(0.09)	0.00	0.00	(0.09)	16.10	42.66	4,003	1.10		0.66	204
(0.24)	(2.57)	0.00	(2.81)	11.37	(7.07)	46	1.11	(d)	1.71	196
(0.23)	(1.72)	0.00	(1.95)	15.29	12.00	118	1.10		1.61	101

$0.00	$0.00	$0.00	$0.00	$8.44	(0.07)%	$114	1.12	%(c)	0.46%	28%
0.00	0.00	0.00	0.00	8.45	(18.12)	65	1.11	(d)	0.24	19
0.00	0.00	0.00	0.00	10.32	(15.55)	79	1.10		0.02	41
0.00	0.00	0.00	0.00	12.22	5.44	11	1.11	(d)	0.16	32
0.00	0.00	0.00	0.00	11.59	15.90	869	1.11	(d)*	0.30 *	13

See accompanying notes | 6.30.03 | PIMCO Funds Annual Report 47

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
RCM Large-Cap Growth Fund
Class D
06/30/2003	$10.85	$0.03	(a)	$(0.01	)(a)	$0.02	$(0.03)	$0.00
06/30/2002	14.06	0.01	(a)	(3.22	)(a)	(3.21)	0.00	0.00
01/01/2001 - 06/30/2001	16.77	(0.01	)(a)	(2.70	)(a)	(2.71)	0.00	0.00
12/31/2000	19.00	(0.05	)(a)	(1.57	)(a)	(1.62)	0.00	(0.61)
03/02/1999 - 12/31/1999	16.60	(0.08	)(a)	6.45	(a)	6.37	0.00	(3.97)

RCM Mid-Cap Fund
Class D
06/30/2003	$1.99	$(0.01	)(a)	$0.08	(a)	$0.07	$0.00	$0.00
06/30/2002	2.77	(0.02	)(a)	(0.76	)(a)	(0.78)	0.00	0.00
01/01/2001 - 06/30/2001	3.33	(0.01	)(a)	(0.55	)(a)	(0.56)	0.00	0.00
12/29/2000 - 12/31/2000	3.33	0.00	(a)	0.00	(a)	0.00	0.00	0.00

RCM Tax-Managed Growth Fund
Class D
06/30/2003	$9.41	$(0.01	)(a)	$0.01	(a)	$0.00	$0.00	$0.00
06/30/2002	11.78	(0.04	)(a)	(2.33	)(a)	(2.37)	0.00	0.00
01/01/2001 - 06/30/2001	13.75	(0.04	)(a)	(2.17	)(a)	(2.21)	0.00	0.00
12/31/2000	14.95	(0.11	)(a)	(1.09	)(a)	(1.20)	0.00	0.00
02/12/1999 - 12/31/1999	10.34	(0.29	)(a)	5.13	(a)	4.84	0.00	(0.23)

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 1.02%.

48 PIMCO Funds Annual Report | 6.30.03 | See accompanying notes

Tax Basis Return of Capital	Total Distributions	Fund Redemption Fee Added to Paid-In Capital	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement		Ratio of Expenses to Average Net Assets without Waiver and Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$0.00	$(0.03)	$0.00	$10.84	0.21%	$70,789	1.00%		1.00%		0.33%	25%
0.00	0.00	0.00	10.85	(22.83)	57,703	1.00		1.13		0.07	36
0.00	0.00	0.00	14.06	(16.16)	41,355	1.00	*	1.36	*	(0.10)*	19
0.00	(0.61)	0.00	16.77	(8.71)	22,782	1.08		1.74		(0.29)	42
0.00	(3.97)	0.00	19.00	40.48	926	1.20	*	60.04	*	(0.55)*	109

$0.00	$0.00	$0.00	$2.06	3.52%	$3,374	1.04	%(b)	1.04	%(b)	(0.70)%	132%
0.00	0.00	0.00	1.99	(28.16)	3,975	1.02		1.69		(0.80)	142
0.00	0.00	0.00	2.77	(16.82)	440	1.02	*	9.57	*	(0.54)*	76
0.00	0.00	0.00	3.33	0.00	50	0.00	*	0.00	*	0.00 *	193

$0.00	$0.00	$0.00	$9.41	0.00%	$3,120	1.35%		1.35%		(0.15)%	74%
0.00	0.00	0.00	9.41	(20.12)	3,860	1.46		2.58		(0.42)	68
0.00	0.00	0.24	11.78	(14.26)	5,889	1.50	*	2.98	*	(0.67)*	40
0.00	0.00	0.00	13.75	(8.09)	6,052	1.50		3.03		(0.75)	85
0.00	(0.23)	0.00	14.95	47.07	759	1.50	*	35.08	*	(2.66)*	43

See accompanying notes | 6.30.03 | PIMCO Funds Annual Report 49

Statements of Assets and Liabilities

June 30, 2003

Amounts in thousands, except per share amounts	CCM Capital Appreciation Fund	CCM Mid-Cap Fund	NACM Core Equity Fund	NACM Flex-Cap Value Fund	NACM Growth Fund	NACM Value Fund	NFJ Basic Value Fund
Assets:
Investments, at value	$787,849	$650,939	$2,622	$1,394	$1,452	$1,648	$3,964
Repurchase agreement, at value	0	0	0	0	0	0	0
Cash	11	0	0	0	1	0	1
Foreign currency, at value	0	0	0	0	0	0	0
Security lending interest receivable	2	2	0	0	0	0	0
Receivable for investments sold	3,453	8,158	95	1	0	33	10
Receivable for Fund shares sold	1,105	3,281	32	0	0	50	9
Interest and dividends receivable	213	101	2	1	1	2	10
Manager reimbursement receivable	0	0	84	84	84	84	0
	792,633	662,481	2,835	1,480	1,538	1,817	3,994
Liabilities:
Payable for investments purchased	$21,749	$9,727	$59	$10	$39	$34	$23
Written options outstanding	0	0	0	0	0	0	0
Payable for Fund shares redeemed	2,667	2,030	0	0	0	0	0
Payable for collateral for securities on loan	37,923	31,316	0	0	0	0	212
Accrued investment advisory fee	266	222	1	1	0	1	1
Accrued administration fee	184	153	1	0	0	0	1
Accrued distribution fee	123	96	0	0	0	0	1
Accrued servicing fee	60	49	0	0	0	0	0
Other liabilities	0	0	48	48	48	48	0
	62,972	43,593	109	59	87	83	238

Net Assets	$729,661	$618,888	$2,726	$1,421	$1,451	$1,734	$3,756

Net Assets Consist of:
Paid in capital	$847,250	$783,051	$2,349	$1,169	$1,315	$1,522	$3,684
Undistributed net investment income	0	0	47	49	0	49	11
Accumulated undistributed net realized gain (loss)	(194,832)	(255,158)	(6)	(3)	(1)	(2)	(107)
Net unrealized appreciation	77,243	90,995	336	206	137	165	168

	$729,661	$618,888	$2,726	$1,421	$1,451	$1,734	$3,756

Net Assets:
Class D	$3,780	$10,333	$12	$15	$11	$12	$59
Other Classes	725,881	608,555	2,714	1,406	1,440	1,722	3,697
Shares Issued and Outstanding:
Class D	271	595	1	1	1	1	5
Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Class D	$13.95	$17.38	$11.76	$12.38	$11.21	$11.99	$12.23
Cost of Investments Owned	$710,606	$559,944	$2,286	$1,188	$1,315	$1,483	$3,796

Cost of Foreign Currency Held	$0	$0	$0	$0	$0	$0	$0

50 PIMCO Funds Annual Report | 6.30.03 | See accompanying notes

NFJ Equity Income Fund	NFJ Small-Cap Value Fund	PEA Growth & Income Fund	PEA Growth Fund	PEA Renaissance Fund	PEA Target Fund	PEA Value Fund	PPA Tax- Efficient Equity Fund	RCM Large-Cap Growth Fund	RCM Mid-Cap Fund	RCM Tax-Managed Growth Fund

$81,984	$1,576,577	$71,880	$841,573	$3,858,364	$966,802	$1,024,531	$20,300	$453,233	$229,548	$9,993
0	0	0	0	0	0	0	0	0	0	1,375
1	1	1	304	866	107	0	2	0	1	1
0	0	0	0	0	0	68	0	0	0	0
0	5	0	1	202	13	3	0	0	0	0
179	2,308	621	0	30,481	16,633	9,180	0	0	2,641	0
597	27,642	110	220	24,677	373	3,035	10	10,384	1,469	12
285	3,391	99	441	1,374	120	2,027	18	299	67	7
0	0	0	0	0	0	0	0	0	0	0
83,046	1,609,924	72,711	842,539	3,915,964	984,048	1,038,844	20,330	463,916	233,726	11,388

$91	$6,719	$400	$1,833	$26,218	$10,316	$8,571	$0	$1,622	$3,499	$283
0	0	0	0	0	1,075	0	0	0	0	0
90	4,939	83	3,715	8,448	3,788	6,961	45	9,416	73	0
5,116	73,177	0	11,117	538,977	127,167	47,381	0	0	0	0
27	707	35	338	1,588	371	349	7	159	87	6
23	448	27	267	1,010	264	297	7	110	56	4
16	383	24	435	1,127	387	333	8	16	1	1
7	255	13	164	617	159	172	4	21	1	2
1	0	0	0	0	0	0	0	4	0	0
5,371	86,628	582	17,869	577,985	143,527	64,064	71	11,348	3,717	296

$77,675	$1,523,296	$72,129	$824,670	$3,337,979	$840,521	$974,780	$20,259	$452,568	$230,009	$11,092

$73,539	$1,375,446	$113,850	$1,208,036	$4,059,483	$1,179,751	$1,112,219	$31,906	$504,352	$627,870	$20,639
756	8,697	94	0	0	0	3,754	5	917	0	0
(945)	2,644	(45,406)	(481,855)	(908,514)	(438,140)	(244,348)	(13,586)	(57,939)	(418,769)	(10,316)
4,325	136,509	3,591	98,489	187,010	98,910	103,155	1,934	5,238	20,908	769

$77,675	$1,523,296	$72,129	$824,670	$3,337,979	$840,521	$974,780	$20,259	$452,568	$230,009	$11,092

$42	$2,158	$331	$72	$86,043	$1,166	$37,032	$114	$70,789	$3,374	$3,120
77,633	1,521,138	71,798	824,598	3,251,936	839,355	937,748	20,145	381,779	226,635	7,972

4	98	51	5	4,992	87	2,915	13	6,531	1,640	331

$10.51	$21.92	$6.51	$14.76	$17.24	$13.34	$12.70	$8.44	$10.84	$2.06	$9.41
$77,659	$1,440,068	$68,289	$743,084	$3,671,366	$867,907	$921,376	$18,366	$447,995	$208,640	$10,599

$0	$0	$0	$0	$0	$0	$68	$0	$0	$0	$0

See accompanying notes | 6.30.03 | PIMCO Funds Annual Report 51

Statements of Operations

For the year or period ended June 30, 2003

Amounts in thousands	CCM Capital Appreciation Fund	CCM Mid-Cap Fund	NACM Core Equity Fund	NACM Flex-Cap Value Fund	NACM Growth Fund	NACM Value Fund	NFJ Basic Value Fund
Investment Income:
Interest	$400	$349	$1	$1	$1	$1	$2
Dividends, net of foreign taxes	6,157	4,041	37	21	8	25	83
Security lending income	44	55	0	0	0	0	0
Miscellaneous income	0	0	0	0	0	0	0

Total Income	6,601	4,445	38	22	9	26	85

Expenses:
Investment advisory fees	2,868	2,577	11	8	5	6	12
Administration fees	1,970	1,762	7	4	3	4	9
Servicing fees - Class D	8	20	0	0	0	0	0
Distribution and/or servicing fees - Other Classes	1,996	1,693	0	0	1	0	6
Trustees’ fees	33	31	0	0	0	0	0
Organization costs	0	0	84	84	84	84	0
Interest expense	1	0	0	0	0	0	0
Total Expenses	6,876	6,083	102	96	93	94	27
Reimbursement by Manager	0	0	(84)	(84)	(84)	(84)	0
Net Expenses	6,876	6,083	18	12	9	10	27

Net Investment Income (Loss)	(275)	(1,638)	20	10	0	16	58

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	(126,201)	(98,497)	43	59	(1)	48	(98)
Net realized gain on options	0	0	0	0	0	0	0
Net realized gain on foreign currency transactions	0	0	0	0	0	0	0
Net change in unrealized appreciation on investments	104,149	59,956	336	206	137	165	70
Net change in unrealized appreciation on options	0	0	0	0	0	0	0
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	0	0	0	0
Net Gain (Loss)	(22,052)	(38,541)	379	265	136	213	(28)

Net Increase (Decrease) in Assets Resulting from Operations	$(22,327)	$(40,179)	$399	$275	$136	$229	$30

52 PIMCO Funds Annual Report | 6.30.03 | See accompanying notes

NFJ Equity Income Fund	NFJ Small-Cap Value Fund	PEA Growth & Income Fund	PEA Growth Fund	PEA Renaissance Fund	PEA Target Fund	PEA Value Fund	PPA Tax- Efficient Equity Fund	RCM Large-Cap Growth Fund	RCM Mid-Cap Fund	RCM Tax-Managed Growth Fund

$29	$786	$101	$234	$2,021	$1,915	$823	$2	$193	$79	$11
2,158	30,072	1,702	8,250	37,143	1,775	15,167	387	3,944	642	84
4	112	0	21	1,655	315	103	0	0	0	0
0	0	0	0	0	0	6	0	0	0	0

2,191	30,970	1,803	8,505	40,819	4,005	16,099	389	4,137	721	95

232	6,154	400	4,400	18,258	4,471	3,670	110	1,386	1,036	47
175	3,917	302	3,486	11,754	3,188	3,126	92	942	664	33
0	1	1	0	188	2	80	0	165	8	8
143	5,862	402	7,855	20,181	6,637	5,244	170	140	6	10
2	55	4	44	189	40	47	1	17	15	0
0	0	0	0	0	0	0	0	0	0	0
0	0	2	15	11	6	0	4	0	14	0
552	15,989	1,111	15,800	50,581	14,344	12,167	377	2,650	1,743	98
0	0	0	0	0	0	0	0	0	0	0
552	15,989	1,111	15,800	50,581	14,344	12,167	377	2,650	1,743	98

1,639	14,981	692	(7,295)	(9,762)	(10,339)	3,932	12	1,487	(1,022)	(3)

956	8,647	(8,585)	(137,374)	(884,624)	(119,943)	(241,655)	(3,216)	(23,595)	(45,491)	(632)
0	0	0	0	0	4,945	0	0	0	0	0
0	2	0	0	10,592	0	2,137	0	0	0	0
872	41,862	3,608	45,321	461,143	93,336	222,679	1,822	32,583	39,934	706
0	0	0	0	0	15	0	0	0	0	0
0	0	0	0	12	0	0	0	0	0	0
1,828	50,511	(4,977)	(92,053)	(412,877)	(21,647)	(16,839)	(1,394)	8,988	(5,557)	74

$3,467	$65,492	$(4,285)	$(99,348)	$(422,639)	$(31,986)	$(12,907)	$(1,382)	$10,475	$(6,579)	$71

See accompanying notes | 6.30.03 | PIMCO Funds Annual Report 53

Statements of Changes in Net Assets

Amounts in thousands	CCM Capital Appreciation Fund		CCM Mid-Cap Fund		NACM Core Equity Fund	NACM Flex-Cap Value Fund
	Year Ended June 30, 2003	Year Ended June 30, 2002	Year Ended June 30, 2003	Year Ended June 30, 2002	Period from July 19, 2002 to June 30, 2003	Period from July 19, 2002 to June 30, 2003
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$(275)	$950	$(1,638)	$1,259	$20	$10
Net realized gain (loss)	(126,201)	(54,912)	(98,497)	(103,487)	43	59
Net change in unrealized appreciation (depreciation)	104,149	(74,339)	59,956	(55,352)	336	206

Net increase (decrease) resulting from operations	(22,327)	(128,301)	(40,179)	(157,580)	399	275

Distributions to Shareholders:
From net investment income
Class D	0	(5)	0	(34)	0	0
Other Classes	0	(1,165)	0	(5,729)	(11)	(5)
From net realized capital gains
Class D	0	0	0	0	0	0
Other Classes	0	0	0	(11)	(10)	(19)
Tax basis return of capital
Class D	0	0	0	(8)	0	0
Other Classes	(35)	0	0	(1,197)	0	0

Total Distributions	(35)	(1,170)	0	(6,979)	(21)	(24)

Fund Share Transactions:
Receipts for shares sold
Class D	2,096	2,677	5,623	22,644	10	13
Other Classes	256,000	286,399	171,474	304,687	2,386	1,271
Issued in reorganization
Class D	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0
Issued as reinvestment of distributions
Class D	0	5	0	41	0	0
Other Classes	34	1,066	0	6,387	20	23
Cost of shares redeemed
Class D	(1,860)	(1,355)	(2,192)	(21,747)	0	0
Other Classes	(186,859)	(222,194)	(407,059)	(302,642)	(68)	(137)
Net increase (decrease) resulting from Fund share transactions	69,411	66,598	(232,154)	9,370	2,348	1,170
Fund Redemption Fee	0	0	2	0	0	0

Total Increase (Decrease) in Net Assets	47,049	(62,873)	(272,331)	(155,189)	2,726	1,421

Net Assets:
Beginning of period	682,612	745,485	891,219	1,046,408	0	0
End of period*	$729,661	$682,612	$618,888	$891,219	$2,726	$1,421
*Including undistributed (overdistributed) net investment income of:	$0	$0	$0	$(1)	$47	$49

54 PIMCO Funds Annual Report | 6.30.03 | See accompanying notes

NACM Growth Fund	NACM Value Fund	NFJ Basic Value Fund		NFJ Equity Income Fund		NFJ Small-Cap Value Fund		PEA Growth & Income Fund
Period from July 19, 2002 to June 30, 2003	Period from July 19, 2002 to June 30, 2003	Year Ended June 30, 2003	Year Ended June 30, 2002	Year Ended June 30, 2003	Year Ended June 30, 2002	Year Ended June 30, 2003	Year Ended June 30, 2002	Year Ended June 30, 2003	Year Ended June 30, 2002

$0	$16	$58	$29	$1,639	$1,162	$14,981	$7,051	$692	$649
(1)	48	(98)	86	956	4,436	8,649	164	(8,585)	(23,265)
137	165	70	(62)	872	(5,459)	41,862	61,418	3,608	1,871

136	229	30	53	3,467	139	65,492	68,633	(4,285)	(20,745)

0	0	0	0	(2)	(1)	(2)	0	(5)	0
0	(8)	(52)	(27)	(1,787)	(1,153)	(9,280)	(2,095)	(841)	(343)

0	0	0	0	(4)	(1)	0	0	0	0
0	(9)	(60)	0	(2,345)	(2,692)	(2,712)	0	0	0

0	0	0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0	0	0

0	(17)	(112)	(27)	(4,138)	(3,847)	(11,994)	(2,095)	(846)	(343)

10	10	63	0	155	97	2,089	11	463	86
1,354	1,569	2,942	644	48,573	10,030	1,052,449	648,768	46,031	47,393

0	0	0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0	0	0

0	0	0	0	6	1	1	0	3	0
0	17	105	26	3,845	3,823	8,579	1,605	720	318

0	0	(5)	0	(182)	(11)	(97)	0	(229)	(10)
(49)	(74)	(1,101)	(40)	(14,547)	(21,912)	(423,697)	(296,528)	(46,372)	(29,578)
1,315	1,522	2,004	630	37,850	(7,972)	639,324	353,856	616	18,209
0	0	0	0	0	0	114	0	0	0

1,451	1,734	1,922	656	37,179	(11,680)	692,936	420,394	(4,515)	(2,879)

0	0	1,834	1,178	40,496	52,176	830,360	409,966	76,644	79,523
$1,451	$1,734	$3,756	$1,834	$77,675	$40,496	$1,523,296	$830,360	$72,129	$76,644
$0	$49	$11	$8	$756	$246	$8,697	$9,196	$94	$282

See accompanying notes | 6.30.03 | PIMCO Funds Annual Report 55

Statements of Changes in Net Assets (Cont.)

Amounts in thousands	PEA Growth Fund		PEA Renaissance Fund		PEA Target Fund
	Year Ended June 30, 2003	Year Ended June 30, 2002	Year Ended June 30, 2003	Year Ended June 30, 2002	Year Ended June 30, 2003	Year Ended June 30, 2002
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$(7,295)	$(13,480)	$(9,762)	$(9,371)	$(10,339)	$(17,124)
Net realized gain (loss)	(137,374)	(330,252)	(874,032)	178,029	(114,998)	(299,847)
Net change in unrealized appreciation (depreciation)	45,321	(99,687)	461,155	(331,383)	93,351	(215,417)

Net increase (decrease) resulting from operations	(99,348)	(443,419)	(422,639)	(162,725)	(31,986)	(532,388)

Distributions to Shareholders:
From net investment income
Class D	0	0	0	0	0	0
Other Classes	0	0	0	(1)	0	0
From net realized capital gains
Class D	0	0	(3,367)	(4,060)	0	0
Other Classes	0	(12,396)	(139,888)	(147,696)	0	0
Tax basis return of capital
Class D	0	0	0	0	0	0
Other Classes	0	0	(7)	0	0	0

Total Distributions	0	(12,396)	(143,262)	(151,757)	0	0

Fund Share Transactions:
Receipts for shares sold
Class D	42	1,010	31,372	214,830	433	2,194
Other Classes	606,654	477,119	736,042	3,683,383	622,137	970,620
Issued in reorganization
Class D	14	0	0	0	0	0
Other Classes	16,877	0	0	0	0	0
Issued as reinvestment of distributions
Class D	0	0	3,291	3,950	0	0
Other Classes	0	10,346	110,609	114,437	0	1
Cost of shares redeemed
Class D	(21)	(1,032)	(72,037)	(76,978)	(251)	(2,439)
Other Classes	(834,246)	(750,792)	(1,268,860)	(674,706)	(827,869)	(1,123,752)
Net increase (decrease) resulting from Fund share transactions	(210,680)	(263,349)	(459,583)	3,264,916	(205,550)	(153,376)
Fund Redemption Fee	0	0	5	0	0	0

Total Increase (Decrease) in Net Assets	(310,028)	(719,164)	(1,025,479)	2,950,434	(237,536)	(685,764)

Net Assets:
Beginning of period	1,134,698	1,853,862	4,363,458	1,413,024	1,078,057	1,763,821
End of period*	$824,670	$1,134,698	$3,337,979	$4,363,458	$840,521	$1,078,057
*Including undistributed net investment income of:	$0	$0	$0	$156,303	$0	$0

56 PIMCO Funds Annual Report | 6.30.03 | See accompanying notes

PEA Value Fund		PPA Tax-Efficient Equity Fund		RCM Large-Cap Growth Fund		RCM Mid-Cap Fund
Year Ended June 30, 2003	Year Ended June 30, 2002	Year Ended June 30, 2003	Year Ended June 30, 2002	Year Ended June 30, 2003	Year Ended June 30, 2002	Year Ended June 30, 2003	Year Ended June 30, 2002

$3,932	$1,087	$12	$(30)	$1,487	$406	$(1,022)	$(2,384)
(239,518)	59,077	(3,216)	(2,347)	(23,595)	(30,523)	(45,491)	(169,203)
222,679	(133,289)	1,822	(5,621)	32,583	(15,271)	39,934	(6,369)

(12,907)	(73,125)	(1,382)	(7,998)	10,475	(45,388)	(6,579)	(177,956)

0	0	0	0	(172)	0	0	0
0	0	(6)	0	(727)	(107)	0	0

(1,653)	(1,477)	0	0	0	(1)	0	0
(40,411)	(45,255)	0	0	0	(2)	0	0

0	0	0	0	(29)	0	0	0
0	0	0	0	(123)	0	0	0

(42,064)	(46,732)	(6)	0	(1,051)	(110)	0	0

20,241	61,734	45	0	44,447	67,949	1,282	15,665
523,275	761,546	8,717	8,047	241,434	190,941	65,793	83,121

0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0

1,627	1,460	0	0	200	1	0	0
33,125	38,103	5	0	803	103	0	0

(21,283)	(21,455)	0	0	(32,615)	(37,669)	(1,938)	(11,266)
(361,410)	(207,178)	(19,238)	(14,297)	(61,034)	(23,491)	(183,572)	(328,612)
195,575	634,210	(10,471)	(6,250)	193,235	197,834	(118,435)	(241,092)
11	0	0	0	22	0	39	0

140,615	514,353	(11,859)	(14,248)	202,681	152,336	(124,975)	(419,048)

834,165	319,812	32,118	46,366	249,887	97,551	354,984	774,032
$974,780	$834,165	$20,259	$32,118	$452,568	$249,887	$230,009	$354,984
$3,754	$52,972	$5	$1	$917	$328	$0	$0

See accompanying notes | 6.30.03 | PIMCO Funds Annual Report 57

Statements of Changes in Net Assets (Cont.)

Amounts in thousands	RCM Tax-Managed Growth Fund
	Year Ended June 30, 2003	Year Ended June 30, 2002
Increase (Decrease) in Net Assets from:
Operations:
Net investment (loss)	$(3)	$(23)
Net realized (loss)	(632)	(1,425)
Net change in unrealized appreciation (depreciation)	706	(436)

Net increase (decrease) resulting from operations	71	(1,884)

Distributions to Shareholders:
From net investment income
Class D	0	0
Other Classes	0	0
From net realized capital gains
Class D	0	0
Other Classes	0	0
Tax basis return of capital
Class D	0	0
Other Classes	0	0

Total Distributions	0	0

Fund Share Transactions:
Receipts for shares sold
Class D	551	1,564
Other Classes	10,058	4,269
Issued in reorganization
Class D	0	0
Other Classes	0	0
Issued as reinvestment of distributions
Class D	0	0
Other Classes	0	0
Cost of shares redeemed
Class D	(1,208)	(2,505)
Other Classes	(5,350)	(4,677)
Net increase (decrease) resulting from Fund share transactions	4,051	(1,349)
Fund Redemption Fee	0	16

Total Increase (Decrease) in Net Assets	4,122	(3,217)

Net Assets:
Beginning of period	6,970	10,187
End of period*	$11,092	$6,970
*Including undistributed net investment income of:	$0	$0

58 PIMCO Funds Annual Report | 6.30.03 | See accompanying notes

Notes to Financial Statements

June 30, 2003

1. Organization

PIMCO Funds: Multi-Manager Series (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of forty-four separate investment funds (the “Funds”). The Trust may offer up to eight classes of shares: Institutional, Administrative, Advisor, A, B, C, D and R. The Advisor class had not commenced operations as of June 30, 2003. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Class D shares of the Trust. Certain detailed financial information for the Institutional, Administrative, A, B, C and R Classes (the “Other Classes”) is provided separately and is available upon request.

Effective February 1, 2002, the Dresdner RCM Global Funds, Inc. were reorganized as a newly created series of the Trust based on shareholder approval received at a Special Meeting of Stockholders held on December 5, 2001, as adjourned and reconvened on December 19, 2001, January 16, 2002, and January 30, 2002. As a result of the reorganizations, PIMCO Advisors Fund Management LLC now serves as the Funds’ investment adviser while Dresdner RCM continues to be responsible for the Funds’ day-to-day investment decisions as a sub-advisor. The Board of Directors approved a change in the fiscal year-end of the Dresdner RCM Global Funds, Inc., for both financial and tax accounting purposes, from December 31st to June 30th.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The market value for NASDAQ National Market and SmallCap securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Fixed income securities, including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Certain securities for which daily market quotations are not readily available may be valued pursuant to guidelines established by the Board of Trustees. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Funds may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Foreign Currency. The accounting records of the Funds are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, of each Fund, except the NFJ Basic Value, NFJ Equity Income and PEA Growth & Income Funds, are declared and distributed to shareholders annually. Dividends from net investment income, if any, of the NFJ Basic Value, NFJ Equity Income and PEA Growth & Income Funds, are declared and distributed to shareholders quarterly. Net long-term capital gains earned by a Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or

6.30.03 | PIMCO Funds Annual Report 59

Notes to Financial Statements (Cont.)

June 30, 2003

losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges. Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class.

Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Taxes on Dividends. Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: CCM Mid-Cap Fund - $2,120; NACM Core Equity Fund - $16; NACM Growth Fund - $21; NFJ Basic Value Fund - $316; NFJ Equity Income Fund - $3,080; NFJ Small-Cap Value Fund - $28,829; PEA Growth & Income Fund - $4,317; PEA Growth Fund - $9,029; PEA Renaissance Fund - $393,367; PEA Target Fund - $31,009; PEA Value Fund - $177,532; RCM Large-Cap Growth Fund - $24,273; RCM Mid-Cap Fund - $2,077; and RCM Tax-Managed Growth Fund - $1,516.

Options Contracts. Certain Funds may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in a Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

Securities Lending. Certain Funds may engage in security lending. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loan, each such Fund will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Security lending income is disclosed as such in the Statements of Operations. The collateral for securities on loan is recognized in the Statements of Assets and Liabilities. The cash collateral is maintained on the Funds’ behalf by the lending agent and is invested in the State Street Navigator Securities Lending Prime Portfolio. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially.

Repurchase Agreements. Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. PIMCO Advisors Fund Management LLC (PIMCO Advisors) is an indirect subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets of the Fund. The Advisory Fee is charged at the annual rate of 0.47% for the RCM Mid-Cap Fund; 0.50% for the NACM Core Equity, NACM Growth, NACM Value and PEA Growth Funds; 0.55% for the PEA Target Fund; 0.60% for the NFJ Small-Cap Value, PEA Growth & Income, PEA Renaissance and RCM Tax-Managed Growth Funds; 0.65% for the NACM Flex-Cap Value and PEA Opportunity Funds; and 0.45% for all other Funds.

Each of the Funds also has a sub-advisor, which under the supervision of PIMCO Advisors, directs the investments of the Fund’s assets. The advisory fees received by the Adviser are paid in all or in part to the sub-advisors in accordance with the portfolio management agreements.

Administration Fee. The Adviser provides administration services to the Trust for which it receives from each Fund a monthly administration fee based on each share class’ average daily net assets. The Administration Fee for Class D is charged at the

60 PIMCO Funds Annual Report | 6.30.03

annual rate of 0.50% for the NACM Core Equity, NACM Flex-Cap Value, NACM Growth, NACM Value, NFJ Basic Value, NFJ Equity Income, PEA Growth & Income, RCM Large-Cap Growth, RCM Mid-Cap and RCM Tax-Managed Growth Funds; and 0.40% for all other Funds. The Administration Fee for the Institutional and Administrative Classes is charged at the annual rate of 0.30% for the NACM Core Equity, NACM Flex-Cap Value, NACM Growth, NACM Value, RCM Large-Cap Growth, RCM Mid-Cap and RCM Tax-Managed Growth Funds; and 0.25% for all other Funds. The Administration Fee for the A, B and C Classes is charged at the annual rate of 0.50% for the NACM Core Equity, NACM Flex-Cap Value, NACM Growth, NACM Value, NFJ Basic Value, NFJ Equity Income, PEA Growth & Income, RCM Large-Cap Growth, RCM Mid-Cap and RCM Tax-Managed Growth Funds; and 0.40% for all other Funds. The Administration Fee for each Fund is subject to a reduction of 0.05% per year on average daily net assets attributable in the aggregate to the Fund’s A, B and C shares in excess of $2.5 billion. The Administration Fee for Class R is charged at the annual rate of 0.50% for all Funds.

Redemption Fee. Investors in Institutional Class, Administrative Class and Class D shares of the Funds will be subject to a “Redemption Fee” on redemptions and exchanges of 1.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 30 days of their acquisition (i.e., beginning on the 31st day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges. A new 30 day time period will begin with each acquisition of shares through a purchase or exchange. Redemption fees, if any, are recorded as additions to paid in capital in the Statements of Changes in Net Assets.

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Funds’ Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees.

Redemptions and exchanges by shareholders that are investing through qualified retirement plans such as 401(k) plans will not be subject to the Redemption Fee. In addition, redemptions and exchanges by shareholders that are investing through financial institutions (for example, through broker-dealer omnibus accounts) that have not agreed to assess the Redemption Fees against such shareholders will not be subject to Redemption Fees. The Trust may eliminate or modify these waivers at any time.

Dresdner RCM Global Investors LLC. Prior to February 1, 2002, the Funds paid the investment management fees to Dresdner RCM Global Investors LLC monthly. The annual management fees paid by the Funds are based on each Fund’s average daily net assets as listed in the following table. Dresdner RCM Global Investors LLC had voluntarily agreed to pay each Fund the amount, if any, by which ordinary operating expenses of the Fund for each quarter (except interest, taxes and extraordinary expenses) exceed its annualized total expense ratio noted in the following table as a percentage of its average daily net assets.

Fund Name	Flat Rate	First $500 Million	Next $500 Million	Above $1 Billion	Expense Caps
RCM Large-Cap Fund Class D	—	0.70%	0.65%	0.60%	1.00%
RCM Mid-Cap Fund Class D	0.75%	—	—	—	1.02%
RCM Tax-Managed Growth Fund Class D	—	0.75%	0.70%	0.65%	1.50%

Distribution and Servicing Fees. PIMCO Advisors Distributors LLC (PAD) is an indirect wholly-owned subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse PAD on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to PAD was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of June 30, 2003.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R Classes of the Trust, the Trust compensates PAD or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C, D and R Classes. The Trust paid PAD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee (%)	Servicing Fee (%)
Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

PAD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the period ended June 30, 2003, PAD received $13,375,705 representing commissions (sales charges) and contingent deferred sales charges.

6.30.03 | PIMCO Funds Annual Report 61

Notes to Financial Statements (Cont.)

June 30, 2003

Expenses. The Trust is also responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO Advisors or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO Advisors or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above. PIMCO Advisors has agreed to waive a portion of the NACM Core Equity, NACM Flex-Cap Value, NACM Growth, NACM Value, RCM Large-Cap Growth and RCM Mid Cap Funds’ advisory fees and administration fees to the extent that the payment of each Fund’s pro rata share of Trustee fees and organizational expenses cause the actual expense ratios to rise above the rates disclosed in the then-current prospectus plus 0.49 basis points as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to class):

	Inst’l Class	Admin. Class	Class A	Class B	Class C	Class D
NACM Core Equity Fund	0.80%	1.05%	1.25%	2.00%	2.00%	1.25%
NACM Flex-Cap Value Fund	0.95%	1.20%	1.40%	2.15%	2.15%	1.40%
NACM Growth Fund	0.80%	1.05%	1.25%	2.00%	2.00%	1.25%
NACM Value Fund	0.80%	1.05%	1.25%	2.00%	2.00%	1.25%
RCM Large-Cap Growth Fund	0.75%	—	—	—	—	1.00%
RCM Mid-Cap Fund	0.77%	—	—	—	—	1.02%

4. Federal Income Tax Matters

As of June 30, 2003, the components of distributable taxable earnings were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation/(Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities (1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses (2)	Post-October Deferral (3)
CCM Capital Appreciation Fund	$0	$0	$0	$0	$(166,205)	$(22,996)
CCM Mid-Cap Fund	0	0	0	0	(233,397)	(21,393)
NACM Core Equity Fund	47	0	0	0	0	0
NACM Flex-Cap Value Fund	49	0	0	0	0	0
NACM Growth Fund	1	0	0	0	(1)	0
NACM Value Fund	49	0	0	0	0	0
NFJ Basic Value Fund	11	0	0	0	0	(25)
NFJ Equity Income Fund	757	8	0	0	0	(44)
NFJ Small-Cap Value Fund	8,697	2,237	0	0	0	0
PEA Growth & Income Fund	94	0	0	0	(41,783)	(3,579)
PEA Growth Fund	0	0	0	0	(431,778)	(47,325)
PEA Renaissance Fund	0	0	12	0	(439,976)	(388,386)
PEA Target Fund	0	0	(1,829)	0	(381,603)	(45,911)
PEA Value Fund	3,931	0	0	0	(84,631)	(137,464)
PPA Tax-Efficient Equity Fund	5	0	0	0	(11,324)	(1,993)
RCM Large-Cap Growth Fund	918	0	0	0	(51,802)	0
RCM Mid-Cap Fund	0	0	0	0	(411,660)	0
RCM Tax-Managed Growth Fund	0	0	0	0	(9,772)	0

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain options, and foreign currency transactions.
(2)	Capital loss carryovers, including acquired capital loss carryovers which may be limited under current tax laws, expire in varying amounts through June 30, 2011.
(3)	Capital losses realized during the period November 1, 2002 through June 30, 2003 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

PIMCO Advisors may be reimbursed for these waived amounts in future periods, not to exceed three years.

Each unaffiliated Trustee receives a quarterly retainer of $14,250, plus $3,000 for each Board of Trustees meeting attended ($1,500 if the meeting is attended by telephone), and $1,500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. The Chairman of the Audit and Performance Committees receives an additional annual retainer of $3,000, the Chairman of the Independent Trustees receives an additional annual retainer of $7,000, and each Vice Chairman of the Independent Trustees receives an additional annual retainer of $4,000. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with extraordinary Fund activities or circumstances, the Trustee shall be compensated for such services at the rate of $2,000 per day, plus reimbursement of reasonable expenses. Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into

62 PIMCO Funds Annual Report | 6.30.03

place during 1997, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets.

As of June 30, 2003, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(4)
CCM Capital Appreciation Fund	$716,237	$79,375	$(7,763)	$71,612
CCM Mid-Cap Fund	560,312	98,627	(8,000)	90,627
NACM Core Equity Fund	2,292	343	(13)	330
NACM Flex-Cap Value Fund	1,191	213	(10)	203
NACM Growth Fund	1,316	147	(11)	136
NACM Value Fund	1,485	168	(5)	163
NFJ Basic Value Fund	3,878	242	(156)	86
NFJ Equity Income Fund	78,569	6,167	(2,752)	3,415
NFJ Small-Cap Value Fund	1,439,661	169,031	(32,115)	136,916
PEA Growth & Income Fund	68,333	6,093	(2,546)	3,547
PEA Growth Fund	745,836	118,363	(22,626)	95,737
PEA Renaissance Fund	3,751,518	420,638	(313,792)	106,846
PEA Target Fund	876,689	130,648	(40,535)	90,113
PEA Value Fund	943,806	102,811	(22,086)	80,725
PPA Tax-Efficient Equity Fund	18,635	3,437	(1,772)	1,665
RCM Large-Cap Growth Fund	454,133	17,178	(18,078)	(900)
RCM Mid-Cap Fund	215,749	21,791	(7,992)	13,799
RCM Tax-Managed Growth Fund	11,143	454	(229)	225

(4)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals and REIT return of capital adjustments for federal income tax purposes.

As of fiscal year ended June 30, 2003, the Funds made the following tax basis distributions (amounts in thousands):

	Ordinary Income Distributions(5)	Long-Term Capital Gains Distributions	Return of Capital(6)
CCM Capital Appreciation Fund	$0	$0	$35
CCM Mid-Cap Fund	0	0	0
NACM Core Equity Fund	21	0	0
NACM Flex-Cap Value Fund	24	0	0
NACM Growth Fund	0	0	0
NACM Value Fund	17	0	0
NFJ Basic Value Fund	54	58	0
NFJ Equity Income Fund	1,808	2,330	0
NFJ Small-Cap Value Fund	11,994	0	0
PEA Growth & Income Fund	846	0	0
PEA Growth Fund	0	0	0
PEA Renaissance Fund	137,319	5,936	7
PEA Target Fund	0	0	0
PEA Value Fund	42,064	0	0
PPA Tax-Efficient Equity Fund	6	0	0
RCM Large-Cap Growth Fund	899	0	152
RCM Mid-Cap Fund	0	0	0
RCM Tax-Managed Growth Fund	0	0	0

(5)	Includes short-term capital gains.
(6)	Return of capital distributions have been reclassified from undistributed net investment income to paid in capital to more appropriately conform financial accounting to tax accounting.

Certain net operating losses have been reclassified from undistributed net investment income to paid in capital to more appropriately conform financial accounting to tax accounting.

6.30.03 | PIMCO Funds Annual Report 63

Notes to Financial Statements (Cont.)

June 30, 2003

5. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	CCM Capital Appreciation Fund				CCM Mid-Cap Fund				NACM Core Equity Fund
	Year Ended 06/30/2003		Year Ended 06/30/2002		Year Ended 06/30/2003		Year Ended 06/30/2002		Period from 07/19/2002 to 06/30/2003
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Class D	161	$2,096	168	$2,677	358	$5,623	1,204	$22,644	1	$10
Other Classes	19,865	256,000	18,121	286,399	10,879	171,474	15,994	304,687	235	2,386
Issued as reinvestment of distributions
Class D	0	0	0	5	0	0	2	41	0	0
Other Classes	3	34	66	1,066	0	0	340	6,387	2	20
Cost of shares redeemed
Class D	(141)	(1,860)	(86)	(1,355)	(139)	(2,192)	(1,160)	(21,747)	0	0
Other Classes	(14,497)	(186,859)	(14,125)	(222,194)	(25,342)	(407,059)	(15,968)	(302,642)	(6)	(68)

Net increase (decrease) resulting from Fund share transactions	5,391	$69,411	4,144	$66,598	(14,244)	$(232,154)	412	$9,370	232	$2,348

	NFJ Small-Cap Value Fund				PEA Growth & Income Fund				PEA Growth Fund
	Year Ended 06/30/2003		Year Ended 06/30/2002		Year Ended 06/30/2003		Year Ended 06/30/2002		Year Ended 06/30/2003		Year Ended 06/30/2002
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Class D	102	$2,089	1	$11	77	$463	11	$86	3	$42	55	$1,010
Other Classes	53,235	1,052,449	32,238	648,768	7,486	46,031	6,251	47,393	37,788	606,654	24,147	477,119
Issued in reorganization
Class D	0	0	0	0	0	0	0	0	1	14	0	0
Other Classes	0	0	0	0	0	0	0	0	1,213	16,877	0	0
Issued as reinvestment of distributions
Class D	0	1	0	0	1	3	0	0	0	0	0	0
Other Classes	434	8,579	86	1,605	119	720	42	318	0	0	543	10,346
Cost of shares redeemed
Class D	(5)	(97)	0	0	(38)	(229)	(1)	(10)	(1)	(21)	(56)	(1,032)
Other Classes	(21,649)	(423,697)	(15,112)	(296,528)	(7,516)	(46,372)	(3,927)	(29,578)	(53,642)	(834,246)	(38,898)	(750,792)

Net increase (decrease) resulting from Fund share transactions	32,117	$639,324	17,213	$353,856	129	$616	2,376	$18,209	(14,638)	$(210,680)	(14,209)	$(263,349)

	RCM Large-Cap Growth Fund				RCM Mid-Cap Fund				RCM Tax-Managed Growth Fund
	Year Ended 06/30/2003		Year Ended 06/30/2002		Year Ended 06/30/2003		Year Ended 06/30/2002		Year Ended 06/30/2003		Year Ended 06/30/2002
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Class D	4,343	$44,447	5,443	$67,949	706	$1,282	6,691	$15,665	62	$551	147	$1,564
Other Classes	23,219	241,434	15,471	190,941	35,748	65,793	35,088	83,121	1,108	10,058	408	4,269
Issued as reinvestment of distributions
Class D	20	200	0	1	0	0	0	0	0	0	0	0
Other Classes	78	803	8	103	0	0	0	0	0	0	0	0
Cost of shares redeemed
Class D	(3,147)	(32,615)	(3,070)	(37,669)	(1,063)	(1,938)	(4,853)	(11,266)	(141)	(1,208)	(237)	(2,505)
Other Classes	(5,958)	(61,034)	(1,893)	(23,491)	(101,739)	(183,572)	(138,744)	(328,612)	(593)	(5,350)	(443)	(4,677)

Net increase (decrease) resulting from Fund share transactions	18,555	$193,235	15,959	$197,834	(66,348)	$(118,435)	(101,818)	$(241,092)	436	$4,051	(125)	$(1,349)

64 PIMCO Funds Annual Report | 6.30.03

NACM Flex-Cap Value Fund		NACM Growth Fund		NACM Value Fund		NFJ Basic Value Fund				NFJ Equity Income Fund
Period from 07/19/2002 to 06/30/2003		Period from 07/19/2002 to 06/30/2003		Period from 07/19/2002 to 06/30/2003		Year Ended 06/30/2003		Year Ended 06/30/2002		Year Ended 06/30/2003		Year Ended 06/30/2002
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

1	$13	1	$10	1	$10	5	$63	0	$0	15	$155	8	$97
123	1,271	132	1,354	149	1,569	253	2,942	47	644	4,951	48,573	849	10,030

0	0	0	0	0	0	0	0	0	0	1	6	0	1
2	23	0	0	1	17	9	105	2	26	386	3,845	348	3,823

0	0	0	0	0	0	0	(5)	0	0	(19)	(182)	(1)	(11)
(12)	(137)	(4)	(49)	(7)	(74)	(99)	(1,101)	(3)	(40)	(1,495)	(14,547)	(1,803)	(21,912)

114	$1,170	129	$1,315	144	$1,522	168	$2,004	46	$630	3,839	$37,850	(599)	$(7,972)

PEA Renaissance Fund				PEA Target Fund				PEA Value Fund				PPA Tax-Efficient Equity Fund
Year Ended 06/30/2003		Year Ended 06/30/2002		Year Ended 06/30/2003		Year Ended 06/30/2002		Year Ended 06/30/2003		Year Ended 06/30/2002		Year Ended 06/30/2003		Year Ended 06/30/2002
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

1,925	$31,372	10,233	$214,830	35	$433	129	$2,194	1,754	$20,241	4,011	$61,734	5	$45	0	$0
49,439	736,042	180,905	3,683,383	54,290	622,137	63,665	970,620	46,131	523,275	49,538	761,546	1,141	8,717	863	8,047

0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0

218	3,291	196	3,950	0	0	0	0	145	1,627	98	1,460	0	0	0	0
7,551	110,609	5,833	114,437	0	0	0	1	2,973	33,125	2,574	38,103	0	5	0	0

(4,803)	(72,037)	(3,796)	(76,978)	(21)	(251)	(147)	(2,439)	(1,954)	(21,283)	(1,388)	(21,455)	0	0	0	0
(88,561)	(1,268,860)	(34,032)	(674,706)	(73,590)	(827,869)	(75,003)	(1,123,752)	(32,606)	(361,410)	(13,567)	(207,178)	(2,537)	(19,238)	(1,546)	(14,297)

(34,231)	$(459,583)	159,339	$3,264,916	(19,286)	$(205,550)	(11,356)	$(153,376)	16,443	$195,575	41,266	$634,210	(1,391)	$(10,471)	(683)	$(6,250)

6.30.03 | PIMCO Funds Annual Report 65

Notes to Financial Statements (Cont.)

June 30, 2003

6. Subsequent Event

A Special Meeting of the Shareholders of the PIMCO PPA Tax-Efficient Equity Fund will be held on September 24, 2003 to approve or disapprove an Agreement and Plan of Merger of the PIMCO PPA Tax-Efficient Equity Fund into the PIMCO RCM Tax-Managed Growth Fund (the “Merger”). The PIMCO RCM Tax-Managed Growth Fund will be the surviving Fund. If the Merger is approved, shareholders of the PIMCO PPA Tax-Efficient Equity Fund will receive shares of the PIMCO RCM Tax-Managed Growth Fund in exchange for their PIMCO PPA Tax-Efficient Equity Fund shares. A complete description of the Merger can be found in the Prospectus/Proxy Statement dated July 22, 2003. Both Funds are series of the PIMCO Funds: Multi-Manager Series.

7. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

PEA Target Fund
Premium
Balance at 06/30/2002	$0
Sales	9,815
Closing Buys	(1,951)
Expirations	(6,774)
Exercised	0

Balance at 06/30/2003	$1,090

8. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2003, were as follows (amounts in thousands):

	Non-U.S. Government/Agency
	Purchases	Sales
CCM Capital Appreciation Fund	$1,052,670	$986,761
CCM Mid-Cap Fund	873,480	1,091,836
NACM Core Equity Fund	5,102	2,869
NACM Flex-Cap Value Fund	3,022	1,917
NACM Growth Fund	3,019	1,796
NACM Value Fund	2,378	962
NFJ Basic Value Fund	3,199	1,334
NFJ Equity Income Fund	53,357	21,420
NFJ Small-Cap Value Fund	788,398	199,282
PEA Growth & Income Fund	54,799	54,508
PEA Growth Fund	601,687	792,844
PEA Renaissance Fund	2,286,864	3,177,774
PEA Target Fund	836,986	978,659
PEA Value Fund	1,325,626	1,163,850
PPA Tax-Efficient Equity Fund	6,917	17,220
RCM Large-Cap Growth Fund	273,710	73,207
RCM Mid-Cap Fund	289,405	409,876
RCM Tax-Managed Growth Fund	8,986	5,265

9. Reorganization

The Acquiring Fund, as listed below, acquired the assets and certain liabilities of the Acquired Fund, also listed below, in a tax-free exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund’s shareholders (shares and amounts in thousands):

Acquiring Fund	Acquired Fund	Date	Shares Issued by Acquiring Fund	Value of Shares Issued by Acquiring Fund	Total Net Assets of Acquired Fund	Total Net Assets of Acquiring Fund	Total Net Assets of Acquiring Fund After Acquisition	Acquired Fund’s Unrealized Appreciation/ (Depreciation)
PEA Growth Fund	Select Growth Fund	10/11/2002	1,214	$16,891	$16,891	$903,841	$920,732	$(2,774)

66 PIMCO Funds Annual Report | 6.30.03

Report of Independent Auditors

To the Trustees and Class D Shareholders of the PIMCO Funds: Multi-Manager Series

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Class D shares presents fairly, in all material respects, the financial position of the CCM Capital Appreciation Fund, CCM Mid-Cap Fund, NACM Core Equity Fund, NACM Flex-Cap Value Fund, NACM Growth Fund, NACM Value Fund, NFJ Basic Value Fund, NFJ Equity Income Fund, NFJ Small-Cap Value Fund, PEA Growth & Income Fund, PEA Growth Fund, PEA Renaissance Fund, PEA Target Fund, PEA Value Fund, PPA Tax-Efficient Equity Fund, RCM Large-Cap Growth Fund, RCM Mid-Cap Fund and RCM Tax-Managed Growth Fund, (18 Funds of the PIMCO Funds: Multi-Manager Series, hereafter referred to as the “Funds”) at June 30, 2003, the results of each of their operations, the changes in each of their net assets and the financial highlights of the Funds for the Class D shares for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2003 by correspondence with the custodian and counterparties, provide, a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

August 22, 2003

6.30.03 | PIMCO Funds Annual Report 67

Federal Income Tax Information (unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s fiscal year end (June 30, 2003) regarding the status of qualified dividend income for individuals and the dividend received deduction for corporations.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended June 30, 2003 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2003:

CCM Capital Appreciation Fund	0.00%
NACM Core Equity Fund	0.00%
NACM Flex-Cap Value Fund	0.00%
NACM Value Fund	0.00%
NFJ Basic Value Fund	51.66%
NFJ Equity Income Fund	39.42%
NFJ Small-Cap Value Fund	0.00%
PEA Growth & Income Fund	18.33%
PEA Renaissance Fund	0.00%
PEA Value Fund	0.00%
PPA Tax-Efficient Equity Fund	0.00%
RCM Large-Cap Growth Fund	0.00%

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s fiscal 2003 ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below:

CCM Capital Appreciation Fund	100.00%
NACM Core Equity Fund	100.00%
NACM Flex-Cap Value Fund	87.30%
NACM Value Fund	100.00%
NFJ Basic Value Fund	100.00%
NFJ Equity Income Fund	100.00%
NFJ Small-Cap Value Fund	100.00%
PEA Growth & Income Fund	100.00%
PEA Value Fund	32.24%
PPA Tax-Efficient Equity Fund	100.00%
RCM Large-Cap Growth Fund	100.00%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2004, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2003.

68 PIMCO Funds Annual Report | 6.30.03

Trustees and Officers of PIMCO Funds: Multi-Manager Series (unaudited)

The chart below identifies the Trustees and Officers of the Trust. The “interested” Trustee defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

Trustees of the Trust

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee

Stephen J. Treadway* (56) Chairman of the Board and Trustee	05/1997 to present	Managing Director, ADAM of America L.P.; Managing Director and Chief Executive Officer, PIMCO Advisors Distributors LLC (“PAD”); and Managing Director and Chief Executive Officer, PIMCO Advisors Fund Management LLC (PIMCO Advisors).	44	Chairman, or Chairman and Trustee, thirteen Funds advised by PIMCO Advisor.
Independent Trustees

E. Philip Cannon (62) Trustee	03/2000 to present	President, Houston Zoo, Inc. Proprietor, Cannon & Company. Formerly, Headmaster, St. John’s School, Houston, Texas.	114	Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Variable Insurance Trust.

Donald P. Carter (76) Trustee	01/1997 to present	Retired. Formerly Chairman, Executive Vice President and Director, Cunningham & Walsh, Inc., Chicago, (advertising agency); Chairman and Director, Moduline Industries, Inc., (a manufacturer of commercial windows and curtain walls).	44	None

Gary A. Childress (69) Trustee	01/1997 to present	Private Investor. Formerly, Chairman and Director, Bellefonte Lime Company, Inc. (calcitic lime producer); and partner, GenLime, L.P.	44	None

Theodore J. Coburn (49) Trustee	06/2002 to present	President, Coburn Group; and Partner, Brown, Coburn & Co. Formerly, Senior Vice President, NASDAQ Stock Market.	44	None

W. Bryant Stooks (62) Trustee	01/1997 to present	President, Bryant Investments, Ltd.; President, Ocotillo at Price LLC, (real estate investments); Director, American Agritec LLC, (manufacturer of hydroponics products). Formerly, President, Senior Vice President, Director and Chief Executive Officer, Archirodon Group Inc., (international construction firm).	44	None

Gerald M. Thorne (65) Trustee	01/1997 to present	Director, VPI Inc. (plastics company); and American Orthodontics Corp. Formerly, Director, Kaytee, Inc., (birdseed company); President and Director, Firstar National Bank of Milwaukee; Chairman, President and Director, Firstar National Bank of Sheboygan; Director, Bando-McGlocklin, (small business investment company); and Director, Schrier Malt.	44	None

*	Mr. Treadway is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with ADAM of America L.P and its affiliates.
**	Trustees serve until their successors are duly elected and qualified.

6.30.03 | PIMCO Funds Annual Report 69

Trustees and Officers of PIMCO Funds: Multi-Manager Series (unaudited) (Cont.)

Executive Officers

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Newton B. Schott, Jr. (61) President, Chief Executive Officer and Secretary	01/1997 to present	Managing Director, Chief Administrative Officer, Secretary and General Counsel, PAD. Formerly, Executive Vice President, PAD.

Benno J. Fischer (61) Vice President	12/2002 to present	Managing Director, NFJ Investment Group.

E. Clifton Hoover (46) Vice President	12/2002 to present	Managing Director, NFJ Investment Group.

H. “Fox” Ling (45) Vice President	03/2003 to present	Portfolio Manager, ADAM of America L.P.

Henrik P. Larsen (33) Vice President	02/2000 to present	Vice President, Pacific Investment Management Company LLC (PIMCO). Formerly, Manager, PIMCO.

J. Chris Najork (58) Vice President	12/2002 to present	Managing Director, NFJ Investment Group.

Jeffrey M. Partenheimer (43) Vice President	03/2003 to present	Managing Director, NFJ Investment Group.

Jeffrey M. Sargent (40) Vice President	02/1996 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

John K. Schneider (38) Vice President	12/2000 to present	Portfolio Manager and Managing Director, PIMCO Equity Advisors.

Garlin G. Flynn (57) Assistant Secretary	03/1995 to present	Specialist, PIMCO.

John P. Hardaway (46) Treasurer and Financial Accounting Officer	08/1995 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Erik C. Brown (35) Assistant Treasurer	02/2001 to present	Vice President, PIMCO. Formerly, Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.

***	The Officers of the Trust are re-appointed annually by the Board of Trustees.

70 PIMCO Funds Annual Report | 6.30.03

Multi-Manager Series

Investment Adviser and Administrator	PIMCO Advisors Fund Management LLC, 888 San Clemente, Newport Beach, CA 92660

Distributor	PIMCO Advisors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902

Custodian	State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent	PFPC Global Fund Services, Inc., P.O. Box 9688, Providence, RI 02940-9688

Independent Auditors	PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

Legal Counsel	Ropes & Gray, One International Place, Boston, MA 02110

For Account Information	For PIMCO Funds account information contact your financial advisor, or if you receive account statements directly from PIMCO Advisors, you can also call 1-800-426-0107. Telephone representatives are available Monday–Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.pimcoadvisors.com.

This page is not part of the report	PZ032A.8/03

 P   I   M   C   O

A D V I S O R S

Annual Report

6. 30. 03

PIMCO International/Sector Stock Funds

Share Classes

D

GLOBAL STOCK FUNDS

NACM Global Fund

RCM Global Small-Cap Fund

INTERNATIONAL STOCK FUNDS

NACM International Fund

RCM International Growth Equity Fund

RCM Europe Fund

NACM Pacific Rim Fund

RCM Emerging Markets Fund

SECTOR-RELATED STOCK FUNDS

RCM Global Healthcare Fund

RCM Global Technology Fund

PEA Innovation Fund

RCM Biotechnology Fund

This material is authorized for use only when preceded or accompanied by a current PIMCO Funds: Multi-Manager Series prospectus, which describes in greater detail the investment policies, management fees and other matters of interest to prospective investors. Please read the prospectus carefully before you invest or send money.

PIMCO

ADVISORS

Chairman’s Letter

Dear Shareholder:

Stock fund investors received a much-needed boost in recent months, as the equity markets experienced a robust rally—one that spanned a broad range of sectors, styles, market capitalizations and countries. Although geopolitical concerns had weighed on the markets in late 2002 and early 2003, these quickly dissipated in April with the formal end of the Iraq war. Continued monetary easing by the Federal Reserve and the passage of the Bush tax cut package added to the momentum, helping to rekindle investor interest in stocks.

While the S&P 500 Index posted a modest 0.25% gain during the past 12 months, it is significant to note that the Index rose more than 26% from its low on October 10, 2002 to June 30, 2003—the end of the fiscal year for the funds in this annual report. The international markets experienced similar trends, especially the emerging markets, which benefited from investors’ increased appetite for risk.

Even though stocks appear to be on a better footing, it is important to remember that markets never move straight up. Investors can—and should—expect bouts of volatility. That is why it remains essential to maintain a well-diversified portfolio. While it may be tempting to react hastily to changing market conditions, adhering to core stock and bond allocations is usually the best long-term strategy. As always, we encourage you to work with your financial advisor to develop an asset allocation plan that is tailored to your personal goals and risk tolerance.

If you have any questions about this report or your investment, please contact your financial advisor. You can also call PIMCO Advisors at 1-800-426-0107.

Once again, we thank you for the trust you have placed in us.

Sincerely,

Stephen Treadway

Chairman

July 31, 2003

6.30.03 | PIMCO Funds Annual Report	3

A GLOBAL STOCK FUND

PIMCO NACM Global Fund

•	PIMCO NACM Global Fund seeks maximum long-term capital appreciation by investing primarily in equity securities of companies that the portfolio manager believes are leaders in their respective industries.

•	PIMCO NACM Global Fund Class D Shares delivered a return of 17.55% for the period beginning July 19, 2002 (the Fund’s inception) and ending on June 30, 2003. That compares to the 7.86% return of its benchmark, the MSCI All-Country World Free Index, for the same time period.

•	The global stock markets endured a period of volatility heightened by concerns over war in Iraq, fears surrounding the SARS epidemic, and evidence of a weak global economy. Once the Iraq and SARS situations were resolved, most major equity markets staged a rally during the latter part of the period.

•	Both absolute and relative returns were driven by positive stock selection in the commercial/industrial services and healthcare sectors. On the negative side, holdings in insurance services and financial services stocks declined.

•	On a relative basis, stock selection and underweight positions in utilities and financial services shares proved disappointing.

•	By country, investments in U.S., Dutch and Israeli stocks proved beneficial in both absolute and relative terms. An underweight in U.K. stocks held the portfolio back from further gains.

•	Best-performing stocks for the period included Amdocs, UBS AG and Veritas Software. Amdocs, a provider of high-end billing and customer care solutions, recently signed a number of outsourcing contracts with large customers such as Bell Canada, SBC Communications, and Verizon Communications. UBS, the giant Swiss bank, benefited from increased deal (merger and acquisition) activity and a market recovery that helped boost its trust division’s assets under management. Veritas, a developer of network security software applications, beat earnings estimates by a wide margin.

CUMULATIVE TOTAL RETURN    For periods ended 6/30/03

	1 year	5 year	10 year	Inception (7/19/02)
PIMCO NACM Global Fund Class D	—	—	—	17.55%

MSCI All-Country World Free Index	—	—	—	7.86%

Lipper Global Fund Average	—	—	—	—

CHANGE IN VALUE    For periods ended 6/30/03

Past performance is no guarantee of future results.

4	PIMCO Funds Annual Report | 6.30.03

AN INTERNATIONAL STOCK FUND

PIMCO NACM International Fund

•	PIMCO NACM International Fund seeks to maximize long-term capital appreciation by investing primarily in a diversified portfolio of large capitalization equity securities located in at least three countries outside of the United States.

•	PIMCO NACM International Fund Class D Shares delivered a total return of 4.37% for the period beginning July 19, 2003 (the Fund’s inception) and ending on June 30, 2003. That compares to the –1.14% return of its benchmark, the MSCI EAFE Growth Index, for the same time period.

•	The international stock markets endured a period of volatility heightened by concerns over war in Iraq, fears surrounding the SARS epidemic, and evidence of a weak economy in Europe and Japan. Once the Iraq and SARS situations were resolved, most major worldwide equity markets staged a rally during the latter part of the period.

•	On a sector basis, both absolute and relative returns were supported by holdings in energy, retail trade, and healthcare stocks. Meanwhile, consumer durables stocks in the portfolio registered significant declines. Stock selection in the financial services and transportation sectors proved negative for performance relative to the benchmark.

•	By country, stock selection in Canadian and German stocks supported relative performance. Holdings in Australia, South Korea and the Netherlands proved most disappointing on a relative basis, while the Indonesian and Mexican stocks in the portfolio suffered the greatest declines.

•	Best-performing stocks for the period included Teva Pharmaceutical, Credit Suisse Group and Vodafone. Teva Pharmaceutical, an Israeli-based generic drug manufacturer, benefited from a strong product pipeline. Credit Suisse Group, a Swiss diversified financial services company, bounced back 37% from an oversold condition and an improvement in the overall industry environment. Vodafone, a U.K.-based provider of wireless communications services, is experiencing double-digit growth in subscribers and revenues, increasing traffic in camera phones, and holds the No. 1 or No. 2 positions in every market in which it operates.

CUMULATIVE TOTAL RETURN    For periods ended 6/30/03

	1 year	5 year	10 year	Inception (7/19/02)
PIMCO NACM International Fund Class D	—	—	—	4.37%

MSCI EAFE Growth Index	—	—	—	–1.14%

Lipper International Fund Average	—	—	—	—

CHANGE IN VALUE    For periods ended 6/30/03

Past performance is no guarantee of future results.

6.30.03 | PIMCO Funds Annual Report	5

AN INTERNATIONAL STOCK FUND

PIMCO NACM Pacific Rim Fund

•	PIMCO NACM Pacific Rim Fund seeks long-term growth of capital by investing at least 80% of its assets in equity securities of companies that are tied economically to countries within the Pacific Rim.

•	PIMCO NACM Pacific Rim Fund Class D Shares delivered a total return of –13.62% for the one-year period ended June 30, 2003. That compares to the –9.27% return of its benchmark, the MSCI Pacific Index, for the same time period.

•	The Pacific Rim’s stock markets endured a period of volatility heightened by concerns over war in Iraq, fears surrounding the SARS epidemic, and evidence of a weak global economy. Once the Iraq and SARS situations were resolved, most equity markets in the region staged a rally during the latter part of the period.

•	On a sector basis, both absolute and relative returns were supported by positive stock selection in the consumer non-durables and utilities sectors. However, a significantly underweight position in utilities stocks limited the overall impact on portfolio returns. On the downside, holdings in the consumer services, financial services, and healthcare areas declined significantly.

•	By country, holdings in the Philippines and Thailand boosted absolute returns. However, holdings in Australia and Taiwan, as well as an underweight in New Zealand’s surging market, lowered returns.

•	Best-performing stocks for the period included Hyundai Department Store, Philippine Long Distance Telephone Company and Thai Union Frozen Products. Hyundai Department Store, a South Korean department store retailer, gained after posting solid same-store year-over-year growth figures as a result of improved operations in its department stores in the Seoul metropolitan area. Philippine Long Distance Telephone Company, a supplier of domestic and international telecommunications services, benefited from continuing stronger-than-expected results at its Smart subsidiary, as well as the removal of provisions for its Piltel subsidiary and lower compensation expenses. Thai Union Frozen Products, which supplied tuna products to the U.S. military during the Iraq war, is benefiting from accelerating consumption of frozen seafood.

AVERAGE ANNUAL TOTAL RETURN    For periods ended 6/30/03

	1 year	5 year	10 year	Inception (12/31/97)
PIMCO NACM Pacific Rim Fund Class D	–13.62%	11.40%	—	5.26%

MSCI Pacific Index	–9.27%	–1.51%	—	—

Lipper Pacific Region Fund Average	–9.83%	1.20%	—	—

CHANGE IN VALUE    For periods ended 6/30/03

Past performance is no guarantee of future results.

6	PIMCO Funds Annual Report | 6.30.03

A SECTOR-RELATED STOCK FUND

PIMCO PEA Innovation Fund

•	PIMCO PEA Innovation Fund seeks to achieve capital appreciation by normally investing at least 65% of its assets in common stocks of companies which utilize new, creative or different, or “innovative” technologies to gain a strategic competitive advantage in their industry, as well as companies that provide and service those technologies.

•	For the 12-month period ending June 30, 2003, PIMCO PEA Innovation Fund Class D Shares underperformed the S&P 500 Index and the NASDAQ Composite Index. The Fund’s Class D Shares returned –3.82%. The NASDAQ Composite Index returned 10.91% and the S&P 500 Index returned 0.25% for the same time period.

•	Overcoming an initial sell-off in late 2002, the technology sector rebounded strongly in the first half of 2003, finishing the 12-month period in positive territory. There were a number of factors fueling this rally, most notably the formal end of the Iraq war, heavy U.S. monetary and fiscal stimuli and the passage of favorable new tax legislation.

•	The Fund’s underperformance was largely due to results early in the period, when it was hurt by its over weighting of more cyclical areas of technology. The portfolio’s software holdings also negatively affected performance, as uncertainty about the economy left companies reluctant to purchase new software.

•	Nonetheless, the Fund’s cyclical positioning, which caused it to underperform in the third quarter, enabled it to outperform as the fiscal year progressed. Semiconductors showed particular strength during the period, with stocks such as Atmel experiencing substantial gains.

•	The Fund further benefited from its exposure to telecom equipment stocks. These issues rebounded dramatically from oversold conditions as macroeconomic conditions stabilized and companies took steps to improve their balance sheets. Internet-related holdings also aided results, with Yahoo and eBay posting gains of more than 35% and 20%, respectively. eBay is no longer held in the portfolio.

AVERAGE ANNUAL TOTAL RETURN    For periods ended 6/30/03

	1 year	5 year	10 year	Inception (12/22/94)
PIMCO PEA Innovation Fund Class D	–3.82%	–6.32%	—	8.05%

S&P 500 Index	0.25%	–1.61%	—	—

NASDAQ Composite Index	10.91%	–3.05%	—	—

Lipper Science & Technology Fund Average	7.33%	–2.83%	—	—

CHANGE IN VALUE    For periods ended 6/30/03

Past performance is no guarantee of future results.

6.30.03 | PIMCO Funds Annual Report	7

A SECTOR-RELATED STOCK FUND

PIMCO RCM Biotechnology Fund

•	PIMCO RCM Biotechnology Fund seeks long-term capital appreciation by investing at least 80% in equity securities of companies in the biotechnology industry.

•	The Fund’s Class D Shares had a total return of 33.08% for the fiscal year ended June 30, 2003. This result compared favorably to the 31.81% return of the NASDAQ Biotechnology Index.

•	Most sectors of the U.S. stock market, including biotechnology, experienced significant volatility early in the reporting period. By October, the S&P 500 Index retreated to April 1997 levels as increased geopolitical tensions with Iraq and North Korea, fear of deflation, increased unemployment and lackluster retail sales weighed on the equity markets. Yet stocks rebounded strongly in the spring as geopolitical tensions decreased and fiscal stimulus initiatives, such as lower interest rates and tax cuts, started to take effect.

•	Biotechnology was one of the strongest performing sectors in the past year. Many beaten-down biotechnology stocks posted impressive gains as a number of positive regulatory and company-specific developments helped to ease investor fears. In particular, the appointment of Mark McClellan as commissioner of the FDA in November 2002 was viewed favorably by investors.

•	Overall, the portfolio benefited from increased investor appetite for risk and successful news/product announcements within the biotech arena. The greatest contributor towards performance was Genentech, which surged on news that in a Phase III trial, its product Avastin had increased survival in advanced colon cancer patients by approximately 50%—a ground-breaking achievement for colon cancer treatment. Gilead Sciences, a provider of drugs that treat HIV and hepatitis B, was also a standout performer amid strong revenue growth driven by HIV drug Viread.

AVERAGE ANNUAL TOTAL RETURN    For periods ended 6/30/03

	1 year	5 year	10 year	Inception (12/30/97)
PIMCO RCM Biotechnology Fund Class D	33.08%	21.39%	—	19.34%

NASDAQ Biotechnology Index	31.81%	16.20%	—	—

AMEX Biotechnology Index	23.73%	24.07%	—	—

80% NASDAQ Biotech Index/20% MSCI World Pharm & Biotech Index	28.86%	15.20%	—	—

Lipper Health/Biotechnology Fund Average	11.70%	7.63%	—	—

CHANGE IN VALUE    For periods ended 6/30/03

Past performance is no guarantee of future results.

8	PIMCO Funds Annual Report | 6.30.03

AN INTERNATIONAL STOCK FUND

PIMCO RCM Emerging Markets Fund

•	PIMCO RCM Emerging Markets Fund seeks long-term capital appreciation by investing at least 80% of its assets in equity securities of Companies located in countries with emerging securities market issuers.

•	The Fund’s Class D Shares had a total return of 0.55% for the fiscal year ended June 30, 2003. This compares to the 6.96% return of the MSCI Emerging Markets Free Index.

•	Emerging market stocks generally performed well for the fiscal year as higher commodity prices and improving economic conditions stimulated investor interest in the region. While Pacific Rim stocks were initially hindered by the SARS epidemic and tensions on the Korean Peninsula, these fears had largely dissipated by the end of the period. Latin America was the biggest surprise as disciplined fiscal policies and an ease in political tensions in Brazil, Venezuela and Argentina pulled stock prices higher.

•	Among the top performing stocks for the year was Teva Pharmaceutical, a specialty generic drug developer and distributor, which benefited from consumer interest in lower priced brand name drug substitutes and a positive regulatory environment. OTP Bank, a Hungarian retail bank, also positively impacted performance due to a better than expected rise in earnings.

•	Overall, however, stock selection caused the portfolio to underperform. The largest detractor from performance was SK Telecom, the South Korean telecommunications company, which was sold out of the portfolio after the managers determined that it no longer met RCM’s criteria for growth and quality.

AVERAGE ANNUAL TOTAL RETURN    For periods ended 6/30/03

	1 year	5 year	10 year	Inception (12/30/97)
PIMCO RCM Emerging Markets Fund Class D	0.55%	3.79%	—	1.80%

MSCI Emerging Markets Free Index	6.96%	2.52%	—	—

S&P/IFC Investable Emerging Markets Index	8.16%	3.77%	—	—

Lipper Emerging Markets Fund Average	5.26%	2.10%	—	—

CHANGE IN VALUE    For periods ended 6/30/03

Past performance is no guarantee of future results.

6.30.03 | PIMCO Funds Annual Report	9

AN INTERNATIONAL STOCK FUND

PIMCO RCM Europe Fund

•	PIMCO RCM Europe Fund seeks long-term capital appreciation by normally investing at least 80% of its assets in securities of issuers, that, during their most recent fiscal year, derived at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in Europe or that have at least 50% of their assets in Europe.

•	The Fund’s Class D Shares had a total return of –7.85% for the fiscal year ended June 30, 2003. This compares to the –4.81% return of the MSCI Europe Index.

•	European stocks had a difficult year as continued economic sluggishness hindered large economies such as Germany, France and Spain. The United Kingdom, which has been somewhat isolated from inland Europe’s troubles, also pulled back as fears of higher unemployment and weaker GDP growth hurt equities. Still, underneath the gloom and doom have been recent fiscal stimulus and proposed tax savings that may help reignite the European economy. Stocks have picked up during the past six months and have benefited from a 13% drop in the U.S. dollar.

•	The top performing stock for the year was Puma, the German sneaker company, as increased sales and earnings helped performance. The sneaker maker has also experienced a renewed pop culture status as both athletes and celebrities wear the newest Puma fashions. The largest detractor from performance was Schering AG which has subsequently been sold out of the portfolio.

•	Top performing regions were Finland, where the portfolio was overweight, and the Netherlands, where it was underweight. An overweight position in Germany had a negative impact on performance.

AVERAGE ANNUAL TOTAL RETURN    For periods ended 6/30/03

	1 year	5 year	10 year	Inception (4/5/90)
PIMCO RCM Europe Fund Class D	–7.85%	–6.93%	5.60%	1.43%

MSCI Europe Index	–4.81%	–4.48%	8.58%	—

Lipper European Region Fund Average	–6.71%	–3.80%	7.50%	—

CHANGE IN VALUE    For periods ended 6/30/03

Past performance is no guarantee of future results.

10	PIMCO Funds Annual Report | 6.30.03

A SECTOR-RELATED STOCK FUND

PIMCO RCM Global Healthcare Fund

•	PIMCO RCM Global Healthcare Fund seeks long-term capital appreciation by investing at least 80% in equity securities of companies in the healthcare industry.

•	The Fund’s Class D Shares had a total return of 14.71% for the fiscal year ended June 30, 2003. This compares to the 4.93% return of the MSCI World Healthcare Index.

•	Stocks experienced volatility early in the reporting period, as increased geopolitical tensions with Iraq and North Korea, fear of deflation, and U.S. economic weakness weighed on the global equity markets. As geopolitical tensions decreased and U.S. fiscal stimulus initiatives such as lower interest rates and tax cuts started to take effect, stocks rebounded through the spring and early summer periods.

•	Healthcare proved to be one of the better performing sectors in the market. The mergers of Pfizer and Pharmacia, new breakthrough drugs such as Genentech’s Avastin and a more positive regulatory environment from the Medicare drug benefit bill all helped pull the sector higher.

•	From a sub-sector perspective, performance was boosted by an overweighting in biotechnology, which benefited from increased investor risk appetite, and generics, which were aided by Medicare reforms and a strong new product pipeline. An overweighting in hospital management hindered results as disappointing earnings and questions over Tenet Healthcare’s financial statements pulled the entire category lower.

•	Specific companies that benefited performance included Genentech, whose drug Avastin was found to significantly extend the lives of patients with advanced forms of colon cancer, as well as Boston Scientific and Gilead Sciences. Positions that detracted from performance were Laboratory Corp. of America, a healthcare services company which is suffering from a class action lawsuit, Schering-Plough and Urologix Inc.; all have been removed from the portfolio.

AVERAGE ANNUAL TOTAL RETURN    For periods ended 6/30/03

	1 year	5 year	10 year	Inception (12/31/96)
PIMCO RCM Global Healthcare Fund Class D	14.71%	14.82%	—	17.51%

MSCI World Healthcare Index	4.93%	0.88%	—	—

S&P 500 Index	0.25%	–1.61%	—	—

Russell Mid-Cap Healthcare Index	12.21%	1.34%	—	—

Lipper Health/Biotechnology Fund Average	11.70%	7.63%	—	—

CHANGE IN VALUE    For periods ended 6/30/03

Past performance is no guarantee of future results.

6.30.03 | PIMCO Funds Annual Report 11

A GLOBAL STOCK FUND

PIMCO RCM Global Small-Cap Fund

•	PIMCO RCM Global Small-Cap Fund seeks long-term capital appreciation by normally investing at least 80% of its assets in companies with market capitalizations comparable to those of companies included in the MSCI World Small-Cap Index.

•	The Fund’s Class D Shares had a total return of 2.73% for the fiscal year ended June 30, 2003. This result slightly outpaced the 2.02% return of the benchmark, the MSCI World Small-Cap Index.

•	U.S. stocks experienced volatility early in the period due to increased geopolitical tensions with Iraq and North Korea, fear of deflation, increased unemployment and lackluster retail sales. As geopolitical tensions decreased and policy stimulus initiatives such as lower interest rates and tax cuts, started to take hold, U.S. stocks rebounded through the spring and early summer periods.

•	International stocks performed in line with U.S. markets and benefited from a drop of over 13% in the U.S. dollar. European stocks showed pockets of strength while Asia ex-Japan was the strongest performing region.

•	In general, the portfolio benefited from overweighting pharmaceuticals and underweighting capital goods. Specifically, the Fund’s exposure to American Pharmaceutical Partners, a specialty pharmaceutical company that focuses on injectable doses of generic drugs, helped performance. American Pharmaceutical Partners saw a substantial increase in revenue and earnings amid strong usage of their diverse product line of 11 injectable oncology drugs. American Pharmaceutical Partners has subsequenty been removed from the Fund.

•	Generally, an overweight in communication equipment and underweight in software hindered performance during the period. Also, Accredo Health Inc., a provider of overnight delivery of drugs and supplies, was a detractor from performance and has ultimately been removed from the portfolio.

AVERAGE ANNUAL TOTAL RETURN    For periods ended 6/30/03

	1 year	5 year	10 year	Inception (12/31/96)
PIMCO RCM Global Small-Cap Fund Class D	2.73%	3.95%	—	10.49%

MSCI World Small-Cap Index	2.02%	3.21%	—	—

Lipper Global Small-Cap Fund Average	-2.60%	-0.03%	—	—

CHANGE IN VALUE    For periods ended 6/30/03

Past performance is no guarantee of future results.

12 PIMCO Funds Annual Report | 6.30.03

A SECTOR-RELATED STOCK FUND

PIMCO RCM Global Technology Fund

•	PIMCO RCM Global Technology Fund seeks long-term capital appreciation by investing at least 80% in companies in the technology industry.

•	The Fund’s Class D Shares had a total return of 18.51% for the fiscal year ended June 30, 2003. This compares to the 8.32% return of the Fund’s benchmark, the Goldman Sachs Technology Index.

•	Stocks experienced volatility early in the reporting period as increased geopolitical tensions with Iraq and North Korea, fear of deflation and U.S. economic weakness weighed on the global equity markets. As geopolitical tensions decreased and U.S. fiscal stimulus initiatives, such as lower interest rates and tax cuts, started to take shape, stocks rebounded through the spring and early summer periods.

•	Technology was one of the strongest performing sectors in the past year. Many beaten-down technology stocks rebounded nicely from last summer. In particular, the portfolio benefited from its overweight position in Internet software/services and communications equipment. The largest detractors from performance were IT consulting and software.

•	In general, the portfolio was aided by increased investor appetite for risk and companies meeting or exceeding earnings. Standout performers included Sohu.com, an Internet service provider for the Chinese market, which saw its revenues and net income double over the past year. Yahoo Japan was also a positive contributor as the joint venture between Softbank and Yahoo, which will provide Japanese content for the Japanese Internet user, was well received by the market.

AVERAGE ANNUAL TOTAL RETURN    For periods ended 6/30/03

	1 year	5 year	10 year	Inception (12/27/95)
PIMCO RCM Global Technology Fund Class D	18.51%	7.54%	—	15.82%

Goldman Sachs Technology Index	8.32%	–4.20%	—	—

S&P 500 Index	0.25%	–1.61%	—	—

Lipper Science & Technology Fund Average	7.33%	–2.83%	—	—

CHANGE IN VALUE    For periods ended 6/30/03

Past performance is no guarantee of future results.

6.30.03 | PIMCO Funds Annual Report 13

AN INTERNATIONAL STOCK FUND

PIMCO RCM International Growth Equity Fund

•	PIMCO RCM International Growth Equity Fund seeks long-term capital appreciation by investing at least 80% of its assets in equity securities of non-U.S. companies.

•	The Fund’s Class D Shares had a total return of –9.68% for the fiscal year ended June 30, 2003. This compares to the –6.05% return of its benchmark, the MSCI EAFE Index.

•	European stocks had a difficult year as continued economic sluggishness hindered large economies such as Germany, France and Spain. The United Kingdom, which has been somewhat isolated from inland Europe’s troubles, also pulled back on fears of higher unemployment and weaker GDP. Still, underneath the gloom and doom have been some positive fiscal stimulus and proposed tax savings that may help reignite the European economy. Stocks have picked up in the past six months and have benefited from a 13% drop in the U.S. dollar.

•	Top performing stocks for the year included Teva Pharmaceutical, a specialty pharmaceutical company that distributes and develops generic brand drugs. Teva benefited from increasing consumer interest in lower-priced brand name drug substitutes and a positive regulatory environment. In addition, Sohu.com, an Internet service provider for the Chinese market, helped performance, as company revenues and net income doubled over the past year.

•	Still, stock selection overall was negative for results, as holdings such as Tokyo Broadcasting System detracted from performance amid weakening fundamentals. Tokyo Broadcasting System has subsequently been removed from the Fund. Holdings in emerging Asia were also weak, pulling down the portfolio’s year-end results.

•	The Fund’s country exposure was generally positive for performance, with an overweight in Germany and underweight in the Netherlands helping to support portfolio returns.

AVERAGE ANNUAL TOTAL RETURN    For periods ended 6/30/03

	1 year	5 year	10 year	Inception (5/22/95)
PIMCO RCM International Growth Equity Fund Class D	–9.68%	–8.48%	—	2.07%

MSCI EAFE Index	–6.05%	–3.68%	—	—

MSCI All-Country World Free Ex-U.S. Index	–4.20%	–2.81%	—	—

Lipper International Fund Average	–7.98%	–3.79%	—	—

CHANGE IN VALUE    For periods ended 6/30/03

Past performance is no guarantee of future results.

14 PIMCO Funds Annual Report | 6.30.03

Footnotes

Past performance is no guarantee of future results. Investment return will fluctuate and the value of an investor’s shares will fluctuate and may be worth more or less than original cost when redeemed. The average annual total return measures performance assuming that all dividend and capital gain distributions were reinvested. Returns shown do not reflect the deduction of taxes that a shareholder would pay (i) on fund distributions or (ii) the redemption of fund shares. All share classes have the same portfolio but different expenses. The Growth of $10,000 chart represents change in value of each Fund’s shares for month-end periods and does not take into account any sales charges or expenses. Lipper, Inc. calculates the Lipper Averages. It is the total return performance average of funds that are tracked by Lipper that have the same Fund Classification. Lipper does not take into account sales charges. Returns are for the actual share class unless otherwise indicated. Class D shares began on 4/98 for PEA Innovation; 3/99 for RCM Emerging Markets, RCM Global Small-Cap and RCM International Growth Equity; and 1/99 for RCM Global Technology. The 5-, 10-year (if applicable) and since inception returns represent the prior performance of the Fund’s Institutional shares, adjusted, as necessary, to reflect D share current sales charges and different operating expenses; for PEA Innovation, returns represent the prior performance of the Fund’s A shares, adjusted as necessary, to reflect the different sales charges and operating expenses. The Funds may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to the following: derivative risk, small company risk, foreign security risk, high yield security risk and specific sector investment risks. A fund investing in derivatives could lose more than the principal amount invested and is subject to the risk of the issuer’s ability to meet payments on obligations. Investing in foreign securities may entail risk due to foreign economic and political developments and this risk may be enhanced when investing in emerging markets. An investment in high-yield securities generally involves greater risk to principal than an investment in higher-rated securities. Investing in smaller companies may entail greater risk than larger companies, including higher volatility. Concentrating on investments in individual sectors may add additional risk and additional volatility compared to a diversified equity fund. This material is authorized for use only when preceded or accompanied by the current PIMCO Funds, Multi-Manager Series prospectus, which describes in greater detail the investment policies, management fees and other matters of interest to prospective investors. Please read the prospectus carefully before you invest or send money.

PIMCO Advisors Distributors LLC,

2187 Atlantic Street, Stamford, CT, 06902,

www.pimcoadvisors.com, 1-888-87-PIMCO.

Not FDIC Insured | May Lose Value | No Bank Guarantee

6.30.03 | PIMCO Funds Annual Report 15

Schedule of Investments

NACM Global Fund

June 30, 2003

	Shares	Value (000s)

COMMON STOCKS 98.7%
Australia 0.7%
Australia & New Zealand Banking Group Ltd.	800	$10

Bermuda 1.0%
Tyco International Ltd.	750	14

Canada 2.2%
Cott Corp. (a)	400	8
EnCana Corp.	200	8
Nortel Networks Corp. (a)	5,100	14

		30

France 4.0%
Alcatel Telecommunications S.A.	1,100	10
Aventis S.A. (a)	200	11
Axa	500	8
BNP Paribas S.A.	100	5
Business Objects S.A. SP - ADR (a)	400	9
JC Decaux S.A. (a)	900	11

		54

Germany 2.4%
Bayerische Motoren Werke AG	200	8
Muenchener Rueckversicherungs - Gesellschaft AG	60	6
SAP AG	100	12
T-Online (a)	639	7

		33

Hungary 0.4%
OTP Bank Rt.	500	5

Israel 1.3%
Radware Ltd. (a)	700	12
Teva Pharmaceutical Industries Ltd. SP - ADR	100	6

		18

Japan 3.3%
Fanuc Ltd.	300	15
Mitsubishi Tokyo Financial Group, Inc.	3	14
Nikon Corp. (a)	1,000	8
Yokogawa Electric Corp. (a)	1,000	8

		45

Netherlands 0.7%
ING Group NV	600	10

South Korea 0.7%
Samsung Electronics Co., Ltd. (a)	30	9

Switzerland 2.7%
Roche Holdings AG - Genusschein	100	8
UBS AG	500	28

		36

Taiwan 2.7%
UBS AG Call Warrant (Nanya Technology Corp.) (a)(b)(d)	14,000	10
UBS AG Call Warrant (Taiwan Semiconductor Manufacturing Co., Ltd.) (a)(c)(d)	15,800	26

		36

United Kingdom 4.7%
British Sky Broadcasting Group PLC (a)	1,700	19
Burberry Group PLC (a)	2,100	9
GlaxoSmithKline PLC - ADR	100	4
HSBC Holdings PLC (a)	400	5
Man Group PLC	300	6
Royal Bank of Scotland Group PLC	500	14
Vodafone Group PLC	3,000	6

		63

United States 71.9%
Adobe Systems, Inc.	500	16
Affiliated Managers Group, Inc. (a)	300	18
Amazon.com, Inc. (a)	100	4
Amdocs Ltd. (a)	1,100	$26
American Express Co.	400	17
Amgen, Inc. (a)	200	13
AMR Corp. (a)	1,400	15
AOL Time Warner, Inc. (a)	1,300	21
Applied Materials, Inc. (a)	400	6
Ask Jeeves, Inc. (a)	1,100	15
Autoliv, Inc.	600	16
Avaya, Inc. (a)	400	3
Bear Stearns Co., Inc.	300	22
Biosite, Inc. (a)	200	10
BJ Services Co. (a)	300	11
Burlington Resources, Inc.	100	5
Cendant Corp. (a)	600	11
Chicago Bridge & Iron Company NV	600	14
Cisco Systems, Inc. (a)	800	13
Citigroup, Inc.	600	25
CNET Networks, Inc. (a)	1,400	9
ConocoPhillips	200	11
Crown Holdings, Inc. (a)	900	6
Dell Computer Corp. (a)	500	16
Digital Insight Corp. (a)	800	15
E*Trade Group, Inc. (a)	1,800	15
E.W. Scripps Co.	100	9
eBay, Inc. (a)	100	10
Echostar Communications Corp. ‘A’ (a)	400	14
EMCOR Group, Inc. (a)	200	10
Energizer Holdings, Inc. (a)	1,300	41
ENSCO International, Inc.	200	5
EOG Resources, Inc.	200	8
FedEx Corp.	200	12
Flextronics International Ltd. (a)	1,300	14
Fox Entertainment Group, Inc. (a)	500	14
Frontier Airlines, Inc. (a)	700	6
Garmin Ltd. (a)	100	4
Genentech, Inc. (a)	100	7
General Electric Co.	900	26
Gilead Sciences, Inc. (a)	200	11
GTECH Holdings Corp.	500	19
Halliburton Co.	800	18
Intel Corp.	600	12
InterActive Corp. (a)	300	12
InterDigital Communications Corp. (a)	200	5
iShares MSCI EAFE Trust	200	22
JDS Uniphase Corp. (a)	2,600	9
Liberty Media Corp. ‘A’ (a)	800	9
Lowe’s Cos., Inc.	200	9
Lucent Technologies, Inc. (a)	2,900	6
Medtronic, Inc.	200	10
Merck & Co., Inc.	200	12
MGM Grand, Inc. (a)	600	21
Micrel, Inc. (a)	1,000	10
Microsoft Corp.	500	13
Mid Atlantic Medical Services (a)	300	16
Monster Worldwide, Inc. (a)	500	10
NASDAQ 100 Index Tracking Stock (a)	500	15
Pfizer, Inc.	600	20
Praxair, Inc.	100	6
Quiksilver, Inc. (a)	900	15
SafeCo Corp.	200	7
Silicon Laboratories, Inc. (a)	400	11
Smith International, Inc. (a)	400	15
Stericycle, Inc. (a)	200	8
Supervalu, Inc.	500	10
VERITAS Software Corp. (a)	1,000	29
Viacom, Inc. (a)	400	17
Waste Management, Inc.	500	12
Weatherford International, Inc. (a)	100	4
Wells Fargo & Co.	200	10
Western Digital Corp. (a)	600	6
Williams Companies, Inc.	1,000	8
Xilinx, Inc. (a)	400	10
Yahoo, Inc. (a)	500	$16

		976

Total Common Stocks (Cost $1,180)		1,339

Total Investments 98.7% (Cost $1,180)		$1,339
Other Assets and Liabilities (Net) 1.3%		18

Net Assets 100.0%		$1,357

Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing security.

(b) The warrants entitle the Fund to purchase 1 share of Nanya Technology Corp. for every warrant held at $0.0001 until March 17, 2004.

(c) The warrants entitle the Fund to purchase 1 share of Taiwan Semiconductor Manufacturing Co., Ltd. for every warrant held at $0.0001 until January 13, 2004.

(d) Indicates a fair valued security which has not been valued utilizing an independent quote and which is valued pursuant to the guidelines established by the Trustees. The aggregate value of fair valued securities is $36 which is 2.70% of net assets.

16 PIMCO Funds Annual Report | 6.30.03 | See accompanying notes

Schedule of Investments

NACM International Fund

June 30, 2003

	Shares	Value (000s)

COMMON STOCKS 95.3%
Australia 4.8%
Australia & New Zealand Banking Group Ltd.	4,500	$56
Foster’s Group Ltd.	7,000	20
Publishing & Broadcasting Ltd.	3,000	20
Qantas Airways Ltd.	8,951	20
Telstra Corp., Ltd.	7,000	21
The News Corporation Ltd.	4,000	30
Woolworths Ltd.	2,500	21

		188

Barbados 0.2%
Nabors Industries Ltd. (a)	200	8

Belgium 0.5%
Interbrew	800	18

Brazil 2.3%
Aracruz Celulose S.A. SP - ADR	500	11
Companhia de Bebidas das Americas SP - ADR	1,000	20
Petroleo Brasileiro S.A. SP - ADR	600	11
Tele Norte Leste Participacoes S.A. SP - ADR	1,600	19
Telecomunicacoes Brasileiras S.A. SP - ADR	1,000	28

		89

Canada 7.0%
Bank of Nova Scotia	1,200	53
Canadian National Railway Co.	500	24
EnCana Corp.	1,000	38
Loblaw Cos., Ltd.	600	27
Magna International, Inc.	300	20
Nortel Networks Corp. (a)	7,200	19
Petro-Canada	300	12
Placer Dome, Inc.	3,300	40
Talisman Energy, Inc.	400	18
Telus Corp.	500	9
Telus Corp. (Non Vote)	897	16

		276

China 2.2%
Cathay Pacific Airways Ltd.	18,000	24
China Telecom Corp.	130,000	30
CLP Holdings Ltd.	5,500	24
Jiangsu Expressway Co. Ltd.	22,000	8

		86

Denmark 0.5%
TDC AS	700	21

Finland 1.4%
Nokia Corp.	700	12
Nokia Oyj SP - ADR	2,700	44

		56

France 4.2%
Accor S.A.	1,000	36
Alcatel Telecommunications S.A.	1,900	17
BNP Paribas S.A.	700	36
France Telecom S.A.	400	10
Michelin (CGDE)	200	8
TotalFinaElf S.A.	400	60

		167

Germany 5.0%
Altana AG	100	6
BASF AG	400	17
Bayerische Motoren Werke AG	300	12
Deutsche Post AG	1,200	18
Deutsche Telekom AG (a)	1,300	20
E On AG	500	26
Muenchener Rueckversicherungs - Gesellschaft AG	200	20
Porsche AG	50	21
SAP AG	300	$35
T-Online (a)	2,000	21

		196

Hong Kong 0.6%
Cheung Kong Ltd.	4,000	24

Hungary 0.4%
OTP Bank Rt.	1,600	15

Ireland 1.0%
Bank of Ireland	3,400	41

		41

Israel 1.4%
Teva Pharmaceutical Industries Ltd. SP - ADR	1,000	57

Italy 2.7%
Eni SpA	1,200	18
Finmeccanica SpA	22,000	14
Mediaset SpA (a)	1,700	14
Snam Rete Gas SpA	9,500	37
Unicredito Italiano SpA (a)	4,900	23

		106

Japan 8.6%
Asahi Glass Co., Ltd.	3,000	19
DAI Nippon Printing Co., Ltd.	3,000	32
East Japan Railway Co.	4	18
Fanuc Ltd.	500	25
Hoya Corp.	400	28
Japan Telecom Co.	10	30
Kao Corp.	1,000	19
KDDI Corp.	5	19
Keyence Corp.	100	18
Matsushita Electric Industrial Co., Ltd.	2,000	20
Mitsubishi Tokyo Financial Group, Inc.	5	23
Shin-Etsu Chemical Co., Ltd. (a)	500	17
Tokyo Electric Power	800	15
Toyota Motor Corp.	1,400	36
UFJ Holdings, Inc. (a)	12	18

		337

Netherlands 3.0%
ASML Holding NV (a)	2,500	24
ING Group NV	2,700	47
Royal Dutch Petroleum Co.	700	32
TPG NV	800	14

		117

Norway 0.6%
Statoil ASA	2,700	23

Russia 1.5%
LUKOIL Holding SP - ADR	200	16
YUKOS SP - ADR	750	42

		58

Singapore 1.4%
DBS Group Holdings Ltd.	4,000	23
Singapore Airlines Ltd.	2,000	12
Singapore Press Holdings Ltd.	2,000	21

		56

South Korea 3.6%
Korea Electric Power Corp.	1,000	16
LG Chemical Ltd.	500	20
LG Electronics, Inc.	670	28
Samsung Electronics Ltd. SP - GDR	200	30
SK Telecom Co., Ltd.	200	34
SK Telecom Co., Ltd. SP - ADR	700	13

		141

Spain 2.9%
Banco Popular Espanol S.A.	900	45
Endesa S.A.	2,300	38
Telefonica S.A.	2,652	$31

		114

Sweden 1.8%
Hennes & Mauritz AB	1,200	28
Skandinaviska Enskilda Banken	3,000	31
Svenska Cellulosa AB	300	10

		69

Switzerland 6.0%
Converium Holding AG	300	14
Credit Suisse Group	2,200	58
Holcim Ltd.	1,000	37
Novartis AG	1,100	44
Roche Holdings AG - Genusschein	500	39
UBS AG	800	44

		236

Taiwan 2.6%
CSFB Equity Linked Participation Notes (Quanta Computers, Inc.) (a)(b)	15,000	31
Merrill Lynch Call Warrant (Ausustek Computer, Inc.) (a)(c)	7,000	18
Taiwan Semiconductor Manufacturing Co. Ltd. SP - ADR	2,800	28
UBS AG Call Warrant (Nanya Technology Corp.) (a)(d)(f)	16,000	12
UBS Call Warrant (Formosa Plastics Corp.) (a)(e)(f)	9,800	14

		103

United Kingdom 23.4%
AstraZeneca PLC	900	36
Barclays PLC	6,778	50
BG Group PLC	3,200	14
BHP Billiton PLC	5,600	29
BP PLC	4,400	31
British Airways PLC (a)	4,300	11
British American Tobacco PLC	3,600	41
British Sky Broadcasting Group PLC (a)	2,800	31
Gallaher Group PLC	1,900	19
GlaxoSmithKline PLC	3,000	61
HBOS PLC	4,000	52
Imperial Tobacco Group PLC	1,000	18
InterContinental Hotels Group PLC (a)	4,864	35
Kingfisher PLC	5,000	23
Lloyds TSB Group PLC	4,000	28
Man Group PLC	2,600	51
Matalan PLC	7,000	20
mm02 PLC (a)	43,000	40
National Grid Transco PLC	3,600	24
Persimmon PLC	2,600	20
Reckitt Benckiser PLC	1,600	29
Royal Bank of Scotland Group PLC	3,000	84
Smiths Group PLC	1,400	16
Tesco PLC	8,400	30
The Berkley Group PLC	1,600	20
Vodafone Group PLC	34,000	66
Vodafone Group PLC SP - ADR	900	18
Wimpey (George) PLC	4,100	20

		917

United States 5.7%
Barclays PLC	100	3
Biovail Corp. (a)	600	28
GlobalSantaFe Corp.	600	14
Noble Corp. (a)	600	21
Precision Drilling Corp. (a)	1,000	38
Royal Dutch Petroleum Co.	800	37
Schlumberger Ltd.	300	14
Transocean, Inc. (a)	1,000	22
UTStarcom, Inc. (a)	700	25

See accompanying notes | 6.30.03 | PIMCO Funds Annual Report 17

Schedule of Investments (Cont.)

NACM International Fund

June 30, 2003

	Shares	Value (000s)

Weatherford International, Inc. (a)	500	$21

		223

Total Common Stocks (Cost $3,382)		3,742

PURCHASED PUT OPTIONS 0.0%
	# of Contracts

Hong Kong Dollar vs. U.S. Dollar (OTC)
Strike @ 7.820 Exp. 10/07/2003	60,000	0

Total Purchased Put Options (Cost $0)		0

SHORT-TERM INSTRUMENTS 3.3%
	Principal Amount (000s)

Repurchase Agreement 3.3%
State Street Bank
0.800% due 07/01/2003	$130	130
(Dated 06/30/2003. Collateralized by Federal Home Loan Bank 3.125% due 11/14/2003 valued at $137. Repurchase proceeds are $130.)

Total Short-Term Instruments (Cost $130)		130

Total Investments 98.6% (Cost $3,512)		$3,872
Other Assets and Liabilities (Net) 1.4%		53

Net Assets 100.0%		$3,925

Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing security.

(b) Securities are issued by Credit Suisse First Boston and are designed to track investments in the local shares of the underlying company and subject the Portfolio to the credit risk of the issuer and the market risk of the underlying company. The notes carry no ownership or voting rights and represent no equity interest in the underlying company. Payment of dividends or proceeds received upon disposition may be subject to certain costs, expenses, duties, taxes or other charges incurred by the issuer.

(c) The warrants entitle the Fund to purchase 1 share of Ausustek Computer, Inc. for every warrant held at $0.000001 until April 10, 2006.

(d) The warrants entitle the Fund to purchase 1 share of Nanya Technology Corp. for every warrant held at $0.0001 until March 17, 2004.

(e) The warrants entitle the Fund to purchase 1 share of Formosa Plastics Corp. for every warrant held at $0.0001 until May 24, 2004.

(f) Indicates a fair valued security which has not been valued utilizing an independent quote and which is valued pursuant to guidelines established by the Trustees. The aggregate value of fair valued securities is $26 which is 0.66% of net assets.

18 PIMCO Funds Annual Report | 6.30.03 | See accompanying notes

Schedule of Investments

NACM Pacific Rim Fund

June 30, 2003

	Shares	Value (000s)

COMMON STOCKS 95.3%
Australia 5.7%
Aristocrat Leisure Ltd.	17,100	$15
Australia & New Zealand Banking Group Ltd.	2,890	36
BHP Billiton Ltd.	18,700	108
Commonwealth Bank of Australia	5,850	116
Promina Group Ltd. (a)	37,100	59
Qantas Airways Ltd.	4,933	11

		345

Cayman Islands 0.1%
Tingyi (Cayman Islands) Holding Corp.	22,000	4

China 6.1%
BYD Co., Ltd.	78,000	175
China Resources Enterprise Ltd.	6,000	5
CLP Holdings Ltd.	7,000	30
Henderson Land Development	41,000	117
Sinopec Shanghai Petrochemical Co., Ltd.	148,000	29
TCL International Holdings Ltd.	48,000	10

		366

Hong Kong 4.5%
Dickson Concepts Ltd.	173,000	43
Sino Land Company Ltd	386,000	120
The Wharf (Holdings) Ltd.	56,000	108

		271

India 4.2%
CSFB Equity Linked Participation Note (Infosys Technologies) (a)(b)	180,000	127
UBS AG Call Warrant (Hindustan Lever Ltd.) (a)(c)(d)	32,000	123

		250

Indonesia 5.5%
PT Bank Mandiri (a)(d)	899,000	74
PT Bank Pan Indonesia Tbk	1,595,000	60
PT Bentoel International Investama Tbk	2,264,500	30
PT Perusahaan Perkebunan London Sumatra Indonesia Tbk (a)	926,500	54
PT Telekomunikasi Indonesia Tbk	200,500	112

		330

Japan 32.9%
Aderans Co., Ltd.	200	4
Advantest Corp.	1,300	58
Asahi Glass Co., Ltd.	18,000	112
Bridgestone Corp.	1,000	14
Daiwa House Industry Co., Ltd.	2,000	14
Dowa Mining Co., Ltd.	15,000	58
Fanuc Ltd.	500	25
Funai Electric Co., Ltd.	500	56
Hitachi, Ltd.	28,000	119
Hogy Medical Co., Ltd.	900	35
Honda Motor Co. Ltd.	200	8
Hoya Corp.	2,000	138
JAFCO Co., Ltd.	1,400	79
Kyocera Corp.	2,000	114
Mabuchi Motor Co., Ltd.	300	23
Matsushita Electric Industrial Co., Ltd.	9,000	89
Millea Holdings, Inc.	2	15
Mitsubishi Motors Corp. (a)	32,000	72
Mitsubishi Tokyo Financial Group, Inc.	24	109
Nissan Motor Co. Ltd.	1,300	12
Nitto Denko Corp.	200	7
Nomura Holdings, Inc.	6,000	76
NTT DoCoMo, Inc.	6	13
Olympus Optical Co. Ltd.	1,000	21
Sega Corp. (a)	10,000	71
Shin-Etsu Chemical Co., Ltd.	200	7
Shinkawa, Ltd.	1,700	29
SMC Corp.	300	25
SMFG Finance, Ltd.	3,000,000	$23
Sparx Asset Management Co., Ltd.	11	69
THK Co., Ltd.	4,000	54
Tokai Rika Co., Ltd.	5,000	33
TonenGeneral Sekiyu KK	11,000	77
Toyota Motor Corp.	1,100	28
UFJ Holdings, Inc. (a)	57	84
UMC Japan (a)	95	101
Uni-Charm Corp.	200	9
Yamaichi Electronics Co., Ltd.	600	6
Yamato Transport Co.	1,000	11
Yushin Precision Equipment Co., Ltd.	4,200	71

		1,969

Malaysia 3.0%
Perusahaan Otomobil Nasional Bhd.	59,000	126
Telekom Malaysia Bhd.	26,000	54

		180

Philippines 2.6%
Ayala Land, Inc.	610,200	68
Manila Electric Co. (a)	260,600	72
Philippine Long Distance Telephone Co. (a)	1,300	14

		154

Singapore 3.8%
Chartered Semiconductor Manufacturing Ltd. (a)	59,000	30
City Developments Ltd.	24,000	61
Singapore Exchange Ltd.	95,000	74
Singapore Press Holdings Ltd.	6,100	63

		228

South Korea 12.3%
Hana Bank	8,400	80
Hotel Shilla Co., Ltd.	18,910	76
Hyundai Department Store Co., Ltd.	4,500	100
LG Chemical Ltd.	1,440	58
LG Household & Health Care Ltd.	2,988	43
Samsung Electronics Co., Ltd.	800	114
Shinhan Financial Group Co., Ltd.	5,180	54
Shinsegae Co., Ltd.	540	84
SK Telecom Co., Ltd. SP - ADR	2,500	47
Ssangyong Motor Co. (a)	15,400	84

		740

Taiwan 12.6%
Acer, Inc.	9,900	60
Asustek Computer, Inc.	23,000	58
Eva Airways Corp. (a)	158,000	57
Far Eastern Department Stores Ltd.	243,000	56
Fubon Financial Holding Co., Ltd.	68,000	54
Largan Precision Co., Ltd.	14,000	84
Nanya Technology Corp. (a)	7,000	5
Siliconware Precision Industries Co. (a)	102,000	65
Siliconware Precision Industries Co. SP - ADR (a)	30,000	96
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	79,000	130
Taiwan Styrene Monomer Corp. (a)	99,000	88

		753

Thailand 2.0%
Bangkok Bank Public Co., Ltd (a)	41,200	55
Bangkok Expressway Public Co., Ltd. (d)	28,000	13
Thai Union Frozen Products Public Co., Ltd.	81,900	51

		119

Total Common Stocks (Cost $5,242)		5,709

	# of Contracts	Value (000s)

PURCHASED PUT OPTIONS 0.0%
Hong Kong Dollar vs. U.S. Dollar (OTC)
Strike @ 7.820 Exp. 10/07/2003	480,000	$0

Total Purchased Put Options (Cost $3)		0

SHORT-TERM INSTRUMENTS 4.5%

	Principal Amount (000s)

Repurchase Agreement 4.5%
State Street Bank
0.800% due 07/01/2003	$272	272
(Dated 06/30/2003. Collateralized by Freddie Mac 6.000% due 05/15/2011 valued at $279. Repurchase proceeds are $272.)

Total Short-Term Instruments (Cost $272)		272

Total Investments 99.8% (Cost $5,517)		$5,981
Other Assets and Liabilities (Net) 0.2%		16

Net Assets 100.0%		$5,997

Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing security.

(b) Securities are issued by Credit Suisse First Boston and are designed to track investments in the local shares of the underlying company and subject the Portfolio to the credit risk of the issuer and the market risk of the underlying company. The notes carry no ownership or voting rights and represent no equity interest in the underlying company. Payment of dividends or proceeds received upon disposition may be subject to certain costs, expenses, duties, taxes or other charges incurred by the issuer.

(c) The warrants entitle the Fund to purchase 1 share of Hindustan Lever Ltd. for every warrant held at $0.0001 until February 19, 2004.

(d) Indicates a fair valued security which has not been valued utilizing an independent quote and which is valued pursuant to guidelines established by the Trustees. The aggregate value of fair valued securities is $210 which is 3.50% of net assets.

See accompanying notes | 6.30.03 | PIMCO Funds Annual Report 19

Schedule of Investments

PEA Innovation Fund

June 30, 2003

	Shares	Value (000s)

COMMON STOCKS 93.7%
Capital Goods 0.6%
OmniVision Technologies, Inc. (a)	189,400	$5,909

Communications 3.1%
Nokia Oyj SP - ADR	548,700	9,015
Qwest Communications International, Inc. (a)	1,553,600	7,426
Vodafone Group PLC SP - ADR	646,000	12,694

		29,135

Consumer Discretionary 0.6%
Comcast Corp. (a)	184,400	5,316

Consumer Services 1.1%
eBay, Inc. (a)	40,200	4,188
XM Satellite Radio Holings, Inc. (a)	509,300	5,628

		9,816

Financial & Business Services 1.1%
Ameritrade Holding Corp. (a)	1,383,200	10,250

Healthcare 4.7%
Amgen, Inc. (a)	177,400	11,882
Celgene Corp. (a)	481,000	14,622
Gilead Sciences, Inc. (a)	257,900	14,334
St. Jude Medical, Inc. (a)	42,400	2,438

		43,276

Technology 82.5%
Adtran, Inc. (a)	102,500	5,230
Agere Systems, Inc. ‘A’ (a)	2,192,400	5,108
Altera Corp. (a)	1,048,400	17,194
Amdocs Ltd. (a)	932,800	22,387
Applied Materials, Inc. (a)	1,497,500	23,750
Ask Jeeves, Inc. (a)	191,100	2,628
ASML Holding N.V. (a)	678,600	6,487
BEA Systems, Inc. (a)	1,929,828	20,958
Broadcom Corp. ‘A’ (a)	683,000	17,014
Cisco Systems, Inc. (a)	1,340,200	22,234
Cognizant Technology Solutions Corp. (a)	268,500	6,541
Comverse Technology, Inc. (a)	1,237,300	18,597
Corning, Inc. (a)	2,222,200	16,422
Cree, Inc. (a)	374,500	6,097
Cypress Semiconductor Corp. (a)	1,364,700	16,376
Dell Computer Corp. (a)	789,800	25,242
EMC Corp. (a)	2,717,471	28,452
Hewlett-Packard Co.	222,500	4,739
Hutchinson Technology (a)	309,700	10,186
Integrated Circuit Systems, Inc. (a)	381,800	12,000
Intel Corp.	1,049,500	21,813
InterActive Corp. (a)	388,000	15,353
International Rectifier Corp. (a)	412,500	11,063
JDS Uniphase Corp. (a)	6,145,700	21,571
Juniper Networks, Inc. (a)	846,900	10,476
Kulicke & Soffa Industries, Inc. (a)	1,873,900	11,974
Legato Systems, Inc. (a)	821,000	6,888
Lexmark International, Inc. (a)	128,600	9,101
Linear Technology Corp.	86,400	2,783
LSI Logic Corp. (a)	1,103,300	7,811
Lucent Technologies, Inc. (a)	3,005,700	6,102
Marvell Technology Group Ltd. (a)	432,827	14,876
Maxim Integrated Products, Inc.	183,100	6,260
Mercury Interactive Corp. (a)	526,200	20,317
Micromuse, Inc. (a)	1,022,300	8,168
Micron Technology, Inc. (a)	1,233,231	14,343
Monster Worldwide, Inc. (a)	421,100	8,308
Netscreen Technologies, Inc. (a)	378,700	8,540
Network Appliance, Inc. (a)	1,107,100	17,946
Nortel Networks Corp. (a)	4,484,700	12,109
Novellus Systems, Inc. (a)	120,600	4,417
NVIDIA Corp. (a)	446,000	10,263
Oracle Corp. (a)	1,698,595	20,417
PMC - Sierra, Inc. (a)	774,500	9,085
SAP AG	533,100	$15,577
Seagate Technology (a)	823,100	14,528
Siebel Systems, Inc. (a)	769,800	7,344
Solectron Corp. (a)	5,031,100	18,816
Sun Microsystems, Inc. (a)	2,929,600	13,476
Taiwan Semiconductor Manufacturing Co. Ltd. SP - ADR (a)	2,269,538	22,877
Telefonaktiebolaget LM Ericsson (a)	1,347,200	14,321
Texas Instruments, Inc.	911,600	16,044
United Microelectronics Corp. SP - ADR (a)	3,562,635	13,360
VERITAS Software Corp. (a)	443,800	12,724
Vitesse Semiconductor Corp. (a)	1,375,200	6,766
Western Digital Corp. (a)	550,100	5,666
Xilinx, Inc. (a)	536,600	13,581
Yahoo, Inc. (a)	607,700	19,908

		762,614

Total Common Stocks (Cost $731,369)		866,316

SHORT-TERM INSTRUMENTS 27.6%
Money Market Fund 20.9%
State Street Navigator Securities Lending Prime Portfolio (b)	193,166,939	193,167

	Principal Amount (000s)

Repurchase Agreement 6.7%
State Street Bank
0.800% due 07/01/2003	$61,643	61,643
(Dated 06/30/2003. Collateralized by Federal Home Loan Bank 1.300% due 06/30/2004 valued at $51,002 and Freddie Mac 3.500% due 02/20/2004 valued at $11,881. Repurchase proceeds are $61,644.)

Total Short-Term Instruments (Cost $254,810)		254,810

Total Investments 121.3% (Cost $986,179)		$1,121,126
Other Assets and Liabilities (Net) (21.3%)		(196,532)

Net Assets 100.0%		$924,594

Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing security.

(b) Security purchased with the cash proceeds from securities loans. The aggregate market value of the securities on loan was $185,917 as of June 30, 2003.

20 PIMCO Funds Annual Report | 6.30.03 | See accompanying notes

Schedule of Investments

RCM Biotechnology Fund

June 30, 2003

	Shares	Value (000s)

COMMON STOCKS 96.1%
Healthcare 93.9%
Abgenix, Inc. (a)	450,000	$4,720
Actelion Ltd. (a)	49,800	3,316
Adolor Corp. (a)	250,000	3,067
Aetna, Inc.	52,500	3,160
Affymetrix, Inc. (a)	80,000	1,577
Alexion Pharmaceuticals, Inc. (a)	210,250	3,585
Alteon, Inc. (a)	175,000	849
Amgen, Inc. (a)	685,000	45,881
Amylin Pharmaceuticals, Inc. (a)	232,300	5,085
AtheroGenics, Inc. (a)	250,000	3,733
Biogen, Inc. (a)	422,000	16,036
BioMarin Pharmaceutical, Inc. (a)	225,000	2,196
Celgene Corp. (a)	97,500	2,964
Cell Genesys, Inc. (a)	90,000	778
Cephalon, Inc. (a)	77,500	3,190
Cubist Pharmaceuticals, Inc. (a)	462,100	4,926
CV Therapeutics, Inc. (a)	300,000	8,898
Cytyc Corp. (a)	200,000	2,104
Esperion Therapeutics, Inc. (a)	175,700	3,442
Forest Laboratories, Inc. (a)	65,000	3,559
Genentech, Inc. (a)	269,088	19,407
Genzyme Corp. (a)	194,500	8,130
Gilead Sciences, Inc. (a)	447,400	24,866
ICOS Corp. (a)	140,000	5,145
ID Biomedical Corp. (a)	300,000	3,132
IDEC Pharmaceuticals Corp. (a)	489,000	16,626
ImClone Systems, Inc. (a)	70,000	2,213
Indevus Pharmaceuticals, Inc. (a)	531,300	3,315
InterMune, Inc. (a)	222,000	3,576
La Jolla Pharmaceutical Co. (a)	200,000	654
Ligand Pharmaceuticals, Inc. (a)	350,000	4,757
Medarex, Inc. (a)	250,000	1,648
MedImmune, Inc. (a)	280,000	10,184
Merck & Co., Inc.	71,500	4,329
MGI Pharma, Inc. (a)	210,000	5,382
Millennium Pharmaceuticals, Inc. (a)	360,000	5,663
Nektar Therapeutics (a)	85,773	792
Neurocrine Biosciences, Inc. (a)	82,000	4,095
NPS Pharmaceuticals, Inc. (a)	294,200	7,161
Onyx Pharmaceuticals, Inc. (a)	210,000	2,589
OSI Pharmaceuticals, Inc. (a)	222,000	7,151
Pfizer, Inc.	125,000	4,269
Protein Design Labs, Inc. (a)	337,000	4,711
Regeneron Pharmaceuticals, Inc. (a)	225,000	3,544
Roche Holdings AG - Genusschein	57,000	4,471
Serono S.A.	5,300	3,115
Tanox, Inc. (a)	334,700	5,372
Telik, Inc. (a)	162,000	2,603
Teva Pharmaceutical Industries Ltd. SP - ADR	57,500	3,273
The Medicines Co. (a)	230,000	4,582
Trimeris, Inc. (a)	100,000	4,568
United Therapeutics Corp. (a)	231,700	5,046

		309,435

Technology 2.2%
Chiron Corp. (a)	167,500	7,323

Total Common Stocks (Cost $249,477)		316,758

	Principal Amount (000s)	Value (000s)

SHORT-TERM INSTRUMENTS 4.0%
Repurchase Agreement 4.0%
State Street Bank
0.800% due 07/01/2003	$13,193	$13,193
(Dated 06/30/2003. Collateralized by Freddie Mac 2.000% due 01/21/2005 valued at $13,458. Repurchase proceeds are $13,193.)

Total Short-Term Instruments (Cost $13,193)		13,193

Total Investments 100.1% (Cost $262,670)		$329,951
Other Assets and Liabilities (Net) (0.1%)		(308)

Net Assets 100.0%		$329,643

Notes to Schedule of Investments:

(a) Non-income producing security.

See accompanying notes | 6.30.03 | PIMCO Funds Annual Report 21

Schedule of Investments

RCM Emerging Markets Fund

June 30, 2003

	Shares	Value (000s)

COMMON STOCKS 96.5%
Brazil 12.4%
Banco Bradesco S.A. (a)	9,000	$168
Banco Itau Holding Financeira S.A. (a)	4,000	136
Companhia de Bebidas das Americas SP - ADR	7,000	142
Petroleo Brasileiro S.A. SP - ADR	14,000	277
Tele Norte Leste Participacoes S.A. SP - ADR	21,000	245
Telemig Celular Participacoes ADR	4,500	94
Telesp Celular Particapacoes S.A. ADR	24,400	95

		1,157

China 10.1%
Brilliance China Automotive Holdings Ltd.	208,000	59
CNOOC Ltd.	177,500	259
Guangdong Investment Ltd. (a)	620,000	110
Hainan Meilan Airport Co. ‘H’	250,000	118
Hopewell Holdings Ltd.	52,500	56
PetroChina Co., Ltd. ‘H’	653,000	197
SINA Corp. (a)	4,300	87
Skyworth Digital Holdings Ltd.	546,000	54

		940

Croatia 1.5%
Pliva d.d. SP - GDR ‘S’	10,000	138

Czech Republic 1.8%
Komercni Banka AS	2,300	165

Hungary 1.9%
OTP Bank Rt.	18,500	179

India 9.5%
Bharat Heavy Electricals Ltd. (a)	25,000	145
Cipla Ltd.	5,150	84
Housing Development Finance Corp., Ltd.	20,000	176
Infosys Technology Ltd.	2,650	186
Ranbaxy Laboratories Ltd.	2,000	34
Ranbaxy Laboratories Ltd. SP - GDR	2,000	38
Reliance Industries Ltd.	13,900	97
Satyam Computer Services Ltd. (a)	16,000	66
State Bank of India (a)	7,000	58

		884

Israel 4.3%
Check Point Software Technologies Ltd. (a)	5,900	115
Taro Pharmaceutical Industries Ltd. (a)	1,600	88
Teva Pharmaceutical Industries Ltd. SP - ADR	3,510	200

		403

Malaysia 2.9%
Gamuda Bhd.	59,500	96
Genting Bhd.	23,500	93
O.Y.L. Industries Bhd.	11,800	80

		269

Mexico 8.5%
America Movil S.A. de CV	2,475	46
Grupo Financiero BBVA Bancomer, S.A. de C.V. ‘B’ (a)	150,000	127
Grupo Modelo S.A. de CV ‘C’	115,075	263
Telefonos de Mexico S.A. de C.V. SP - ADR ‘L’	7,000	220
Wal-Mart de Mexico S.A. de C.V. ‘V’	44,400	131

		787

Peru 1.1%
Compania de Minas Buenaventura SP - ADR	3,450	104

Russia 2.9%
LUKOIL SP - ADR	3,350	265

South Africa 7.9%
Anglo American PLC	5,000	$77
AngloGold Ltd.	3,000	95
Gold Fields Ltd. SP - ADR	15,000	183
Impala Platinum Holdings Ltd.	3,600	214
Standard Bank Group Ltd.	37,000	162

		731

South Korea 14.2%
Daishin Securities Co.	7,970	138
Kookmin Bank	3,480	105
Korea Electric Power Corp.	3,530	56
KT Corp.	1,200	47
Poongsan Corp.	19,000	149
POSCO	700	73
Samsung Electronics Co., Ltd.	1,780	529
Samsung Heavy Industries	56,950	228

		1,325

Taiwan 13.8%
Asia Optical Co., Inc. (a)	21,000	109
Basso Industry Corp.	50,000	95
Compal Electronics, Inc.	175,700	236
Hon Hai Precision Industry Co.	33,000	120
MediaTek, Inc.	8,000	80
Taiwan Semiconductor Manufacturing Co., Ltd.	63,704	105
Taiwan Semiconductor Manufacturing Co., Ltd. SP - ADR	12,000	121
Taiwan Styrene Monomer Corp. (a)	175,000	156
United Microelectronics Corp. ADR (a)	10,900	41
Wan Hai Lines Ltd.	110,000	97
Yuanta Core Pacific Securities Co.	240,000	125

		1,285

Thailand 3.7%
Land and Houses Public Co., Ltd.	425,700	89
PTT Exploration & Production Public Co., Ltd.	42,000	162
Siam Cement Public Co.	26,750	95

		346

Total Common Stocks (Cost $7,916)		8,978

Total Investments 96.5% (Cost $7,916)		$8,978
Other Assets and Liabilities (Net) 3.5%		323

Net Assets 100.0%		$9,301

Notes to Schedule of Investments:

(a) Non-income producing security.

22 PIMCO Funds Annual Report | 6.30.03 | See accompanying notes

Schedule of Investments

RCM Europe Fund

June 30, 2003

	Shares	Value (000s)

COMMON STOCKS 92.4%
Belgium 1.9%
Interbrew	21,525	$478

Croatia 1.8%
Pliva d.d. SP - GDR ‘S’	32,500	450

Finland 2.4%
Nokia Oyj SP - ADR	37,125	610

France 15.3%
Accor S.A.	12,500	452
Alcatel Alsthom SP - ADR	14,875	133
Alcatel Telecommunications S.A.	30,650	276
Axa	23,300	362
BNP Paribas S.A.	5,500	279
Business Objects S.A. SP - ADR (a)	10,300	226
L’Oreal S.A.	4,500	317
Orange S.A. (a)	32,325	287
Pernod Ricard	2,025	181
Sanofi-Synthelabo S.A.	6,875	200
Schneider Electric S.A. (a)	9,000	423
TotalFinaElf S.A.	5,000	756

		3,892

Germany 14.2%
Altana AG	9,000	568
Bayerische Motoren Werke AG	12,575	484
Deutsche Bank AG (a)	7,650	496
Deutsche Telekom AG	8,950	136
Porsche AG	1,750	742
Puma AG Rudolf Dassler Sport	4,100	407
SAP AG - SP ADR	26,650	779

		3,612

Greece 1.3%
Greek Organization of Football Prognostics	33,300	340

Hungary 2.2%
OTP Bank Rt.	58,775	568

Ireland 1.7%
Bank of Ireland	35,725	431

Italy 1.9%
Eni SpA	32,500	492

Netherlands 2.5%
ING Group NV	36,900	641

Russia 1.2%
LUKOIL Holding SP - ADR	4,000	316

Spain 3.9%
Banco Popular Espanol S.A.	5,300	268
Inditex	18,375	462
Telefonica S.A.	22,875	266

		996

Switzerland 10.7%
Centerpulse AG (a)	940	253
Credit Suisse Group	45,000	1,184
Nestle S.A.	1,400	289
Novartis AG	14,300	566
Roche Holdings AG - Genusschein	5,550	435

		2,727

United Kingdom 31.4%
BP PLC	40,250	$279
British Sky Broadcasting Group PLC (a)	55,000	609
GlaxoSmithKline PLC	14,825	299
GlaxoSmithKline PLC - ADR	5,000	203
HBOS PLC	61,650	798
Man Group PLC	55,000	1,085
Reckitt Benckiser PLC	59,025	1,083
Rio Tinto PLC	17,500	329
Royal Bank of Scotland Group PLC	28,200	791
Ryanair Holdings (a)	20,375	915
Smith & Nephew PLC	48,575	279
Vodafone Group PLC	200,000	391
Vodafone Group PLC SP - ADR	18,525	364
Wood Group (John) PLC	200,150	595

		8,020

Total Common Stocks (Cost $21,356)		23,573

Total Investments 92.4% (Cost $21,356)		$23,573
Other Assets and Liabilities (Net) 7.6%		1,952

Net Assets 100.0%		$25,525

Notes to Schedule of Investments:

(a) Non-income producing security.

See accompanying notes | 6.30.03 | PIMCO Funds Annual Report 23

Schedule of Investments

RCM Global Healthcare Fund

June 30, 2003

	Shares	Value (000s)

COMMON STOCKS 97.3%
Healthcare 97.3%
Abbott Laboratories	76,900	$3,365
Abgenix, Inc. (a)	76,900	807
Adolor Corp. (a)	56,400	692
Aetna, Inc.	61,000	3,672
Allergan, Inc.	62,400	4,811
Alpharma, Inc. ‘A’	67,000	1,447
Altana AG (a)	55,000	3,470
AmerisourceBergen Corp.	97,900	6,789
Amgen, Inc. (a)	130,900	8,768
Anthem, Inc. (a)	32,500	2,507
Axcan Pharma, Inc. (a)	114,400	1,436
Barr Laboratories, Inc. (a)	27,500	1,801
Biogen, Inc. (a)	76,600	2,911
Biovail Corp. (a)	69,000	3,247
Boston Scientific Corp. (a)	87,700	5,358
Cardinal Health, Inc.	65,900	4,237
Caremark Rx, Inc. (a)	45,000	1,156
Centerpulse AG (a)	6,800	1,830
CTI Molecular Imaging, Inc. (a)	84,700	1,602
CV Therapeutics, Inc. (a)	58,900	1,747
Cytyc Corp. (a)	145,000	1,525
Forest Laboratories, Inc. (a)	67,700	3,707
Genentech, Inc. (a)	75,000	5,409
Gilead Sciences, Inc. (a)	90,500	5,030
IDEC Pharmaceuticals Corp. (a)	62,500	2,125
Johnson & Johnson	125,000	6,462
Kyphon, Inc. (a)	142,100	2,149
Ligand Pharmaceuticals, Inc. (a)	79,500	1,080
McKesson Corp.	85,000	3,038
Medicis Pharmaceutical ‘A’	29,500	1,673
MedImmune, Inc. (a)	49,100	1,786
Medtronic, Inc.	125,000	5,996
Merck & Co., Inc.	183,400	11,105
Millennium Pharmaceuticals, Inc. (a)	64,700	1,018
Mylan Laboratories, Inc.	52,950	1,841
Novartis AG (a)	55,000	2,176
OSI Pharmaceuticals, Inc. (a)	55,900	1,801
Pfizer, Inc.	510,860	17,446
Pharmaceutical Resources, Inc. (a)	61,200	2,978
Roche Holdings AG - Genusschein (a)	43,000	3,373
St. Jude Medical, Inc. (a)	70,700	4,065
Stryker Corp.	70,000	4,856
Teva Pharmaceutical Industries Ltd. SP - ADR	65,500	3,729
Therasense, Inc. (a)	160,600	1,606
UnitedHealth Group, Inc.	52,200	2,623
Varian Medical Systems, Inc. (a)	55,000	3,166
VCA Antech, Inc. (a)	91,000	1,781
Watson Pharmaceuticals, Inc. (a)	37,500	1,514
WellPoint Health Networks, Inc. (a)	41,500	3,498
Wilson Greatbatch Technologies, Inc. (a)	42,000	1,516
Wyeth	129,100	5,881

Total Common Stocks (Cost $151,272)		177,606

	Principal Amount (000s)	Value (000s)

SHORT-TERM INSTRUMENTS 2.8%
Repurchase Agreement 2.8%
State Street Bank
0.800% due 07/01/2003	$5,095	$5,095
(Dated 06/30/2003. Collateralized by Federal Home Loan Bank 1.400% 06/17/2005 valued at $5,200. Repurchase proceeds are $5,095.)

Total Short-Term Instruments (Cost $5,095)		5,095

Total Investments 100.1% (Cost $156,367)		$182,701
Other Assets and Liabilities (Net) (0.1%)		(94)

Net Assets 100.0%		$182,607

Notes to Schedule of Investments:

(a) Non-income producing security.

24 PIMCO Funds Annual Report | 6.30.03 | See accompanying notes

Schedule of Investments

RCM Global Small-Cap Fund

June 30, 2003

	Shares	Value (000s)

COMMON STOCKS 93.2%
Australia 1.9%
Billabong International Ltd.	20,000	$82
Newcrest Mining Ltd.	25,000	128

		210

Bermuda 0.8%
Skyworth Digital Holdings Ltd.	870,000	86

Brazil 0.5%
Telesp Celular Particapacoes S.A. SP - ADR (a)	16,000	62

Canada 2.4%
Kingsway Financial Services, Inc. (a)	6,600	80
Ultra Petroleum Corp. (a)	14,900	192

		272

China 0.5%
Hainan Meilan Airport Co.	125,000	59

Denmark 0.9%
Jyske Bank (a)	2,600	105

Finland 1.3%
Elcoteq Network	5,200	61
TietoEnator Oyj	5,000	84

		145

France 1.5%
Atos Origin S.A. (a)	1,600	55
Havas S.A.	26,000	116

		171

Germany 5.5%
Continental AG	7,400	155
Freenet.de AG (a)	2,500	98
Heidelberger Druckmaschinen AG	5,200	130
Hugo Boss AG	9,300	137
Singulus Technologies AG (a)	3,600	62
Stada Arzneimittel AG	700	45

		627

Hong Kong 0.9%
Hong Kong Exchange & Clearing Ltd.	68,000	99

Italy 1.5%
Merloni Elettrodomestici SpA	6,000	89
Cassa di Risparmio di Firenze	62,000	80

		169

Japan 14.5%
Chugoku Marine Paints Ltd.	28,000	96
D & M Holdings, Inc. (a)	27,000	72
Drake Beam Morin - Japan, Inc.	2,500	79
F.C.C. Co. Ltd.	3,500	83
Fullcast Co., Ltd.	19	89
ITX Corp. (a)	142	93
Japan Aviation Electronics Industry Ltd.	16,000	97
Japan Retail Fund Investment Corp.	12	63
Kyoto Kimono Yuzen Co., Ltd.	20	41
Nissin Co., Ltd.	23,800	99
NOK Corp.	5,000	83
Okinawa Cellular Telephone Co.	25	75
Round One Corp.	29	73
Ryohin Keikaku Co., Ltd.	4,500	115
Sakata Inx Corp.	27,000	90
Sparx Asset Management Co., Ltd.	7	44
Sugi Pharmacy Co.	2,200	90
The Goodwill Group, Inc.	26	102
Thine Electronics Inc.	44	92
USS Co., Ltd.	1,400	71

		1,647

Malaysia 0.5%
O.Y.L. Industries Bhd.	8,400	57

Netherlands 1.9%
James Hardie Industries NV	31,000	$146
Vedior NV - CVA	8,000	72

		218

Philippines 1.4%
Philippine Long Distance Telephone Co. SP - ADR	14,975	161

South Korea 0.9%
Daishin Securities Co.	3,000	52
KEC Corp.	1,200	46

		98

Spain 0.7%
Baron de Ley (a)	2,100	75

Sweden 0.9%
Getinge AB ‘B’	3,600	96

Taiwan 0.5%
Yuanta Core Pacific Securities Co.	105,000	55

United Kingdom 8.7%
Bovis Homes Group PLC	17,500	123
Dialog Semiconductor PLC (a)	27,500	50
EasyJet PLC (a)	25,000	95
ICAP PLC	7,500	141
Informa Group PLC	35,000	135
Kingston Communications PLC (a)	70,000	67
Luminar PLC	20,500	154
Misys PLC	22,000	93
Woolworths Group PLC	200,000	124

		982

United States 45.5%
Affiliated Managers Group, Inc. (a)	2,760	168
Alliance Data Systems Corp. (a)	4,200	98
American Capital Strategies Ltd.	2,200	55
Amylin Pharmaceuticals, Inc. (a)	2,760	60
aQuantive, Inc. (a)	6,600	69
Career Education Corp. (a)	1,990	136
Cooper Cos., Inc.	2,435	85
Cost Plus, Inc. (a)	3,300	118
CTI Molecular Imaging, Inc. (a)	5,295	100
Cymer, Inc. (a)	2,765	89
Dot Hill Systems Corp. (a)	5,530	72
Electronics Boutique Holdings Corp. (a)	5,530	128
Enterasys Networks, Inc. (a)	11,000	33
Evergreen Resources, Inc. (a)	2,430	132
FormFactor, Inc. (a)	1,558	28
Fossil, Inc. (a)	4,415	104
Fred’s Inc.	3,310	123
Gen-Probe, Inc. (a)	3,200	131
GlobespanVirata, Inc. (a)	9,940	82
Grey Wolf, Inc. (a)	50,870	206
ICON PLC SP - ADR (a)	3,000	95
Knight Trading Group, Inc. (a)	8,855	55
Knight Transportation, Inc. (a)	4,860	121
Kroll, Inc. (a)	6,520	176
K-V Pharmaceutical Co. (a)	4,420	123
ManTech International Corp. (a)	6,630	127
Maxtor Corp. (a)	8,595	65
Medicis Pharmaceutical ‘A’	1,550	88
MicroStrategy, Inc. (a)	985	36
National-Oilwell, Inc. (a)	6,625	146
Neurocrine Biosciences, Inc. (a)	1,545	77
Nextel Partners, Inc. (a)	8,800	64
NPS Pharmaceuticals, Inc. (a)	2,765	67
NS Group, Inc. (a)	11,030	108
OSI Pharmaceuticals, Inc. (a)	3,870	125
Performance Food Group Co. (a)	1,925	71
Pinnacle Systems, Inc. (a)	9,965	107
Pride International, Inc. (a)	5,525	104
Prosperity Bancshares, Inc.	3,850	74
Red Hat, Inc. (a)	4,430	$34
Renal Care Group, Inc. (a)	2,440	86
SINA Corp. (a)	3,000	61
Sterling Bancshares, Inc.	6,635	87
Taro Pharmaceutical Industries (a)	2,320	127
The Cheesecake Factory, Inc. (a)	3,300	118
The Gymboree Corp. (a)	7,700	129
Trex Co., Inc. (a)	1,545	61
United PanAm Financial Corp. (a)	7,295	89
VCA Antech, Inc. (a)	12,150	238
Waste Connections, Inc. (a)	1,775	62
Wilson Greatbatch Technologies, Inc. (a)	3,860	139
Wintrust Financial Corp.	2,760	82

		5,159

Total Common Stocks (Cost $8,765)		10,553

SHORT-TERM INSTRUMENTS 6.2%
	Principal Amount (000s)

Repurchase Agreement 6.2%
State Street Bank
0.800% due 07/01/2003	$704	704
(Dated 06/30/2003. Collateralized by Fannie Mae 1.760% due 05/27/2005 valued at $722. Repurchase proceeds are $704.)

Total Short-Term Instruments (Cost $704)		704

Total Investments 99.4% (Cost $9,469)		$11,257
Other Assets and Liabilities (Net) 0.6%		73

Net Assets 100.0%		$11,330

Notes to Schedule of Investments:

(a) Non-income producing security.

See accompanying notes | 6.30.03 | PIMCO Funds Annual Report 25

Schedule of Investments

RCM Global Technology Fund

June 30, 2003

	Shares	Value (000s)

COMMON STOCKS 96.1%
Capital Goods 0.9%
Tyco International Ltd.	142,090	$2,698

Communications 4.5%
Alcatel Alsthom SP - ADR	784,930	7,025
Nokia Oyj SP - ADR	279,540	4,593
Sonus Networks, Inc. (a)	312,210	1,570

		13,188

Consumer Discretionary 2.7%
Amazon.com, Inc. (a)	143,720	5,244
Canon, Inc.	61,240	2,810

		8,054

Consumer Services 4.1%
eBay, Inc. (a)	115,570	12,040

Consumer Staples 0.2%
CDW Corp. (a)	10,000	458

Financial & Business Services 2.8%
Accenture Ltd. (a)	34,850	630
Doubleclick, Inc. (a)	249,600	2,309
iShares NASDAQ Biotechnology Index Fund	76,520	5,126

		8,065

Healthcare 1.2%
Gilead Sciences, Inc. (a)	62,370	3,467

Technology 79.7%
Affiliated Computer Services, Inc. ‘A’ (a)	77,440	3,541
ALPS Electric Co., Ltd.	15,000	192
Amdocs Ltd. (a)	520,840	12,500
Apple Computer, Inc. (a)	15,100	289
BEA Systems, Inc. (a)	29,000	315
Broadcom Corp. ‘A’ (a)	112,440	2,801
Brocade Communications Systems, Inc. (a)	323,310	1,904
Business Objects S.A. SP - ADR (a)	91,890	2,017
Cisco Systems, Inc. (a)	161,930	2,686
Cognizant Technology Solutions Corp. (a)	62,490	1,522
Computer Sciences Corp. (a)	9,870	376
Cymer, Inc. (a)	4,900	157
Cypress Semiconductor Corp. (a)	336,380	4,037
Dell Computer Corp. (a)	142,110	4,542
EMC Corp. (a)	588,340	6,160
Emulex Corp. (a)	21,400	487
Expedia, Inc. (a)	72,420	5,553
Foundry Networks, Inc. (a)	172,960	2,491
GlobespanVirata, Inc. (a)	36,400	300
Hewlett-Packard Co.	511,980	10,905
IBM Corp.	12,420	1,025
Integrated Circuit Systems, Inc. (a)	5,000	157
Intel Corp.	124,700	2,592
InterActive Corp. (a)	165,620	6,554
Jabil Circuit, Inc. (a)	10,190	225
Juniper Networks, Inc. (a)	265,550	3,285
KLA-Tencor Corp. (a)	4,420	206
Mabuchi Motor Co. Ltd.	1,700	130
Marvell Technology Group Ltd. (a)	297,450	10,223
Maxim Integrated Products, Inc.	6,250	214
Mercury Interactive Corp. (a)	76,780	2,964
Microchip Technology, Inc.	21,070	516
Microsoft Corp.	95,100	2,436
MicroStrategy, Inc. (a)	34,350	1,251
Monster Worldwide, Inc. (a)	125,380	2,474
National Semiconductor Corp. (a)	217,890	4,297
Netease.com, Inc. (a)	20,630	752
NetFlix, Inc.	78,300	2,001
NetIQ Corp. (a)	94,840	1,466
Netscreen Technologies, Inc. (a)	105,710	2,384
Network Appliance, Inc. (a)	281,260	$4,559
Network Associates, Inc. (a)	363,710	4,612
NS Solutions Corp.	3,500	131
Opsware, Inc. (a)	354,000	1,423
Oracle Corp. (a)	300,830	3,616
QLogic Corp. (a)	56,860	2,748
QUALCOMM, Inc.	15,400	551
Red Hat, Inc. (a)	771,810	5,843
Retek Inc.	191,740	1,227
Samsung Electronics Ltd. SP - GDR	1,980	295
SAP AG	188,720	5,514
Sharp Corp.	105,000	1,348
Siebel Systems, Inc. (a)	246,330	2,350
SINA Corp. (a)	375,640	7,637
Softbank Corp.	249,200	4,721
Sohu.com, Inc. (a)	405,320	13,846
Sun Microsystems, Inc. (a)	62,400	287
Symantec Corp. (a)	8,880	390
Symbol Technologies, Inc.	184,350	2,398
Taiwan Semiconductor Manufacturing Co. Ltd. SP - ADR (a)	641,500	6,466
TDK Corp.	4,100	203
T-Online (a)	59,020	610
UTStarcom, Inc. (a)	444,570	15,813
VeriSign, Inc. (a)	507,840	7,023
VERITAS Software Corp. (a)	258,210	7,403
Vignette Corp. (a)	1,387,980	2,887
Yahoo Japan Corp. (a)	846	13,739
Yahoo, Inc. (a)	243,720	7,984

		233,551

Total Common Stocks (Cost $184,763)		281,521

SHORT-TERM INSTRUMENTS 4.1%
	Principal Amount (000s)

Repurchase Agreement 4.1%
State Street Bank
0.800% due 07/01/2003	$12,093	12,093
(Dated 06/30/2003. Collateralized by Fannie Mae 0.000% due 08/13/2003 valued at $12,338. Repurchase proceeds are $12,093.)

Total Short-Term Instruments (Cost $12,093)		12,093

Total Investments 100.2% (Cost $196,856)		$293,614
Written Options (b) (0.0%) (Premiums $9)		(5)
Other Assets and Liabilities (Net) (0.2%)		(540)

Net Assets 100.0%		$293,069

Notes to Schedule of Investments (amounts in thousands, except number of contracts and shares):

(a) Non-income producing security.

(b) Premiums received on written options:

Type	# of Contracts	Premium	Value

Call - CBOE Qualcomm, Inc.
Strike @ 40.000 Exp. 07/2003	33	$1	$0
Call - CBOE Microsoft Corp.
Strike @ 27.500 Exp. 07/2003	40	1	1
Call - CBOE Hewlett Packard Co.
Strike @ 25.000 Exp. 07/2003	240	1	1
Call - CBOE KLA Tencor Corp.
Strike @ 50.000 Exp. 07/2003	44	3	2
Call - CBOE Nokia Corp.
Strike @ 17.500 Exp. 07/2003	75	3	1

		$9	$5

(c) Short sales open at June 30, 2003 were as follows:

Type	Shares	Value	Proceeds

Nortel Networks Corp.	23,500	$63	$64

26 PIMCO Funds Annual Report | 6.30.03 | See accompanying notes

Schedule of Investments

RCM International Growth Equity Fund

June 30, 2003

	Shares	Value (000s)

COMMON STOCKS 95.3%
Australia 3.2%
Amcor Ltd.	141,175	$769
The News Corporation Ltd.	117,475	882
Westpac Banking Corp. Ltd.	44,500	485

		2,136

Bermuda 0.8%
Accenture Ltd. (a)	27,500	497

Brazil 1.1%
Petroleo Brasileiro S.A. SP - ADR	35,000	692

Canada 5.0%
EnCana Corp.	21,150	805
Loblaw Cos., Ltd.	16,475	752
Royal Bank of Canada	10,300	435
Shoppers Drug Mart Corp. (a)(b)	35,200	674
Suncor Energy, Inc.	35,300	658

		3,324

China 2.5%
Cathay Pacific Airways Ltd.	260,000	350
China Mobile (Hong Kong) Ltd.	141,500	334
CNOOC Ltd.	658,000	962

		1,646

Finland 1.6%
Nokia Corp.	65,900	1,085

France 10.4%
Accor S.A.	20,025	724
Axa	41,825	649
BNP Paribas S.A.	13,825	702
Essilor International S.A.	12,100	487
L’Oreal S.A.	10,375	731
Pernod Ricard	5,375	480
Sanofi-Synthelabo S.A.	11,800	691
Schneider Electric S.A.	14,075	662
TotalFinaElf S.A.	9,400	1,421
Vinci (a)	4,675	315

		6,862

Germany 7.3%
Adidas-Salomon AG	3,700	316
Altana AG (a)	15,925	1,005
Deutsche Telekom AG (a)	32,900	502
Porsche AG	2,050	869
Puma AG Rudolf Dassler Sport	6,775	673
SAP AG	8,000	943
SAP AG - SP ADR	7,000	205
Schering AG	6,575	321

		4,834

Greece 0.6%
Greek Organization of Football Prognostics	41,160	420

Hong Kong 0.7%
Hong Kong Exchange & Clearing Ltd.	340,000	493

Ireland 1.5%
Bank of Ireland	84,775	1,023

Israel 1.9%
Teva Pharmaceutical Industries Ltd. SP - ADR	22,500	1,281

Italy 2.0%
Eni SpA	63,825	965
Telecom Italia SpA	37,475	339

		1,304

Japan 16.0%
Bridgestone Corp.	61,000	828
Credit Saison Co. Ltd.	32,800	538
KDDI Corp.	235	910
Keyence Corp.	2,100	385
Kyocera Corp.	10,400	$595
Mabuchi Motor Co. Ltd.	5,700	436
Marui Co. Ltd.	32,700	291
Mitsui & Co., Ltd.	164,000	822
Nippon Unipac Holding	140	547
Nomura Holdings, Inc.	57,000	723
Orix Corp.	6,600	365
Ricoh Co. Ltd.	28,000	457
Shiseido Co. Ltd.	37,000	360
SMC Corp.	4,200	354
Takeda Chemical Industries	11,800	435
Tokyo Broadcasting System, Inc.	70,000	853
Toppan Printing Co. Ltd.	66,000	473
Tostem Inax Holding Corp.	43,000	619
Toyota Motor Corp.	23,600	611

		10,602

Mexico 0.8%
Grupo Modelo S.A. de CV ‘C’	240,375	549

Netherlands 2.9%
ING Group NV	63,425	1,102
Koninklijke KPN NV (a)	117,325	831

		1,933

South Africa 0.9%
Impala Platinum Holdings Ltd.	9,600	570

South Korea 2.4%
KT Corp.	2,000	78
KT Corp. SP - ADR	11,100	219
Samsung Electronics Co., Ltd. (a)	4,350	1,293

		1,590

Spain 2.6%
Banco Popular Espanol S.A.	13,375	676
Inditex	14,475	364
Telefonica S.A.	58,175	675

		1,715

Switzerland 6.9%
Credit Suisse Group	51,775	1,363
Nestle S.A.	3,450	712
Novartis AG	20,500	811
Roche Holdings AG - Genusschein	12,800	1,004
UBS AG	11,725	652

		4,542

United Kingdom 20.7%
Alliance Unichem PLC	42,425	347
AstraZeneca PLC	10,400	417
BHP Billiton PLC	118,050	621
BP PLC	92,150	639
British Sky Broadcasting Group PLC (a)	84,700	939
Centrica PLC	112,400	326
Diageo PLC	44,550	476
GlaxoSmithKline PLC	89,275	1,802
HBOS PLC	79,225	1,026
Man Group PLC	42,500	839
Rank Group PLC	80,025	329
Reckitt Benckiser PLC	91,125	1,672
Rio Tinto PLC	32,850	618
Royal Bank of Scotland Group PLC	48,300	1,355
Shell Transport & Trading Co., PLC	98,350	649
Smith & Nephew PLC	62,525	359
Vodafone Group PLC	657,150	1,285

		13,699

United States 3.5%
Alcatel Alsthom SP - ADR	70,975	635
Biovail Corp. (a)	13,825	651
Daewoo Shipbuilding & Marine (a)	19,475	323
Sohu.com, Inc. (a)	19,825	677

		2,286

Total Common Stocks (Cost $59,864)		63,083

	Principal Amount (000s)	Value (000s)

SHORT-TERM INSTRUMENTS 2.1%
Repurchase Agreement 2.1%
State Street Bank
0.800% due 07/01/2003	$1,391	$1,391
(Dated 06/30/2003. Collateralized by Federal Home Loan Bank 1.690% valued at $1,423. Repurchase proceeds are $1,391.)

Total Short-Term Instruments (Cost $1,391)		1,391

Total Investments 97.4% (Cost $61,255)		$64,474
Other Assets and Liabilities (Net) 2.6%		1,732

Net Assets 100.0%		$66,206

Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing security.

(b) Indicates a fair value security which has not been valued utilizing an independent quote and which is valued pursuant to guidelines established by the Trustees. The aggregate value of fair valued securities is $674 which is 1.02% of net assets.

See accompanying notes | 6.30.03 | PIMCO Funds Annual Report 27

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income from Investment Operations

NACM Global Fund
Class D
07/19/2002 - 06/30/2003	$10.00	$(0.05	)(a)	$1.80	(a)	$1.75

NACM International Fund
Class D
07/19/2002 - 06/30/2003	$10.00	$0.11	(a)	$0.31	(a)	$0.42

NACM Pacific Rim Fund
Class D
07/31/2002 - 06/30/2003	$6.86	$0.02	(a)	$(0.60	)(a)	$(0.58)

PEA Innovation Fund
Class D
06/30/2003	$13.87	$(0.13	)(a)	$(0.40	)(a)	$(0.53)

06/30/2002	28.92	(0.24	)(a)	(14.81	)(a)	(15.05)

06/30/2001	72.72	(0.47	)(a)	(36.98	)(a)	(37.45)

06/30/2000	37.52	(0.59	)(a)	42.18	(a)	41.59

06/30/1999	24.28	(0.29	)(a)	14.79	(a)	14.50

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 1.30%.
(c)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 11.40%.
(d)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 3.61%.
(e)	Ratio of expenses to average net assets excluding tax and interest expense is 1.90%.

28 PIMCO Funds Annual Report | 6.30.03 | See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Period

NACM Global Fund
Class D
07/19/2002 - 06/30/2003	$(0.03)	$0.00	$0.00	$(0.03)	$11.72

NACM International Fund
Class D
07/19/2002 - 06/30/2003	$(0.15)	$0.00	$0.00	$(0.15)	$10.27

NACM Pacific Rim Fund
Class D
07/31/2002 - 06/30/2003	$0.00	$0.00	$0.00	$0.00	$6.28

PEA Innovation Fund
Class D
06/30/2003	$0.00	$0.00	$0.00	$0.00	$13.34

06/30/2002	0.00	0.00	0.00	0.00	13.87

06/30/2001	0.00	(6.35)	0.00	(6.35)	28.92

06/30/2000	0.00	(6.39)	0.00	(6.39)	72.72

06/30/1999	0.00	(1.26)	0.00	(1.26)	37.52

Selected Per Share Data for the Year or Period Ended:	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

NACM Global Fund
Class D
07/19/2002 - 06/30/2003	17.55%	$33	1.55	%(c)*	(0.53)%*	260%

NACM International Fund
Class D
07/19/2002 - 06/30/2003	4.37%	$10	1.67	%(d)*	1.21%*	157%

NACM Pacific Rim Fund
Class D
07/31/2002 - 06/30/2003	(8.45)%	$12	1.90	%(e)*	0.35%*	264%

PEA Innovation Fund
Class D
06/30/2003	(3.82)%	$13,245	1.30%		(1.10)%	290%

06/30/2002	(52.04)	15,830	1.31	(b)	(1.12)	207

06/30/2001	(55.16)	44,384	1.30		(0.96)	271

06/30/2000	115.85	85,096	1.30		(0.93)	186

06/30/1999	61.62	18,366	1.30		(0.89)	119

See accompanying notes | 6.30.03 | PIMCO Funds Annual Report 29

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

RCM Biotechnology Fund
Class D
06/30/2003	$15.96	$(0.25	)(a)	$5.53	(a)	$5.28	$0.00	$0.00

06/30/2002	29.80	(0.32	)(a)	(13.52	)(a)	(13.84)	0.00	0.00

01/01/2001 - 06/30/2001	36.39	(0.18	)(a)	(6.41	)(a)	(6.59)	0.00	0.00

12/31/2000	20.02	(0.37	)(a)	16.78	(a)(c)	16.41	0.00	(0.04)

12/31/1999	11.44	(0.15	)(a)	12.03	(a)	11.88	0.00	(3.30)

12/31/1998	10.00	(0.10	)(a)	1.86	(a)	1.76	0.00	(0.32)

RCM Emerging Markets Fund
Class D
06/30/2003	$10.06	$(0.06	)(a)	$0.10	(a)	$0.04	$(0.13)	$0.00

06/30/2002	11.01	0.03	(a)	(0.94	)(a)	(0.91)	(0.04)	0.00

01/01/2001 - 06/30/2001	12.03	0.11	(a)	(1.13	)(a)	(1.02)	0.00	0.00

12/31/2000	16.84	(0.04	)(a)	(4.22	)(a)	(4.26)	0.00	(0.55)

03/09/1999 - 12/31/1999	9.13	(0.06	)(a)	8.24	(a)	8.18	0.00	(0.47)

RCM Europe Fund
Class D
06/30/2003	$7.26	$0.03	(a)	$(0.66	)(a)	$(0.63)	$0.00	$0.00

06/30/2002	9.14	(0.07	)(a)	(1.77	)(a)	(1.84)	0.00	(0.04)

01/01/2001 - 06/30/2001	11.87	(0.01	)(a)	(2.72	)(a)	(2.73)	0.00	0.00

12/31/2000	16.12	(0.18	)(a)	(1.73	)(a)	(1.91)	0.00	(2.34)

12/31/1999	13.66	(0.01	)(a)	5.66	(a)	5.65	(0.02)	(3.17)

12/31/1998	12.59	(0.05	)(a)	4.60	(a)	4.55	(0.17)	(3.31)

RCM Global Healthcare Fund
Class D
06/30/2003	$16.25	$(0.15	)(a)	$2.54	(a)	$2.39	$0.00	$0.00

06/30/2002	21.65	(0.19	)(a)	(4.53	)(a)	(4.72)	0.00	(0.68)

01/01/2001 - 06/30/2001	24.60	(0.09	)(a)	(2.86	)(a)	(2.95)	0.00	0.00

12/31/2000	14.25	(0.16	)(a)	10.61	(a)	10.45	0.00	(0.10)

12/31/1999	13.42	(0.11	)(a)	3.53	(a)	3.42	0.00	(2.59)

12/31/1998	11.65	(0.09	)(a)	3.02	(a)	2.93	0.00	(1.16)

RCM Global Small-Cap Fund
Class D
06/30/2003	$13.18	$(0.10	)(a)	$0.46	(a)	$0.36	$0.00	$0.00

06/30/2002	16.14	(0.17	)(a)	(2.79	)(a)	(2.96)	0.00	0.00

01/01/2001 - 06/30/2001	18.59	(0.11	)(a)	(2.34	)(a)	(2.45)	0.00	0.00

12/31/2000	23.31	(0.26	)(a)	(2.96	)(a)	(3.22)	0.00	(1.50)

03/09/1999 - 12/31/1999	11.63	(0.21	)(a)	13.67	(a)	13.46	0.00	(1.78)

RCM Global Technology Fund
Class D
06/30/2003	$20.47	$(0.25	)(a)	$4.04	(a)	$3.79	$0.00	$0.00

06/30/2002	32.42	(0.32	)(a)	(11.63	)(a)	(11.95)	0.00	0.00

01/01/2001 - 06/30/2001	50.09	(0.09	)(a)	(17.58	)(a)	(17.67)	0.00	0.00

12/31/2000	59.13	(0.38	)(a)	(8.23	)(a)	(8.61)	0.00	(0.43)

01/20/1999 - 12/31/1999	24.01	(0.49	)(a)	36.99	(a)	36.50	0.00	(1.38)

RCM International Growth Equity Fund
Class D
06/30/2003	$8.30	$0.05	(a)	$(0.93	)(a)	$(0.88)	$(0.05)	$0.00

06/30/2002	11.03	0.01	(a)	(2.51	)(a)	(2.50)	(0.23)	0.00

01/01/2001 - 06/30/2001	13.82	0.02	(a)	(2.81	)(a)	(2.79)	0.00	0.00

12/31/2000	22.31	(0.05	)(a)	(5.99	)(a)	(6.04)	(0.26)	(2.19)

03/09/1999 - 12/31/1999	14.78	0.01	(a)	9.08	(a)	9.09	(0.16)	(1.40)

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.45%.
(c)	The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investment of the Fund.
(d)	Ratio of expenses to average net assets excluding interest expense is 1.60%.

30 PIMCO Funds Annual Report | 6.30.03 | See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Tax Basis Return of Capital	Total Distributions	Fund Redemption Fee Added to Paid-In Capital		Net Asset Value End of Period	Total Return

RCM Biotechnology Fund
Class D
06/30/2003	$0.00	$0.00	$0.00		$21.24	33.08%

06/30/2002	0.00	0.00	0.00		15.96	(46.43)

01/01/2001 - 06/30/2001	0.00	0.00	0.00		29.80	(18.11)

12/31/2000	0.00	(0.04)	0.00		36.39	81.93

12/31/1999	0.00	(3.30)	0.00		20.02	111.39

12/31/1998	0.00	(0.32)	0.00		11.44	17.76

RCM Emerging Markets Fund
Class D
06/30/2003	$0.00	$(0.13)	$0.01		$9.98	0.55%

06/30/2002	0.00	(0.04)	0.00		10.06	(8.22)

01/01/2001 - 06/30/2001	0.00	0.00	0.00		11.01	(8.48)

12/31/2000	0.00	(0.55)	0.00		12.03	(25.29)

03/09/1999 - 12/31/1999	0.00	(0.47)	0.00		16.84	90.31

RCM Europe Fund
Class D
06/30/2003	$0.00	$0.00	$0.06	(a)	$6.69	(7.85)%

06/30/2002	0.00	(0.04)	0.00		7.26	(20.19)

01/01/2001 - 06/30/2001	0.00	0.00	0.00		9.14	(23.00)

12/31/2000	0.00	(2.34)	0.00		11.87	(11.39)

12/31/1999	0.00	(3.19)	0.00		16.12	43.59

12/31/1998	0.00	(3.48)	0.00		13.66	37.40

RCM Global Healthcare Fund
Class D
06/30/2003	$0.00	$0.00	$0.00		$18.64	14.71%

06/30/2002	0.00	(0.68)	0.00		16.25	(22.15)

01/01/2001 - 06/30/2001	0.00	0.00	0.00		21.65	(11.99)

12/31/2000	0.00	(0.10)	0.00		24.60	73.37

12/31/1999	0.00	(2.59)	0.00		14.25	28.73

12/31/1998	0.00	(1.16)	0.00		13.42	25.57

RCM Global Small-Cap Fund
Class D
06/30/2003	$0.00	$0.00	$0.00		$13.54	2.73%

06/30/2002	0.00	0.00	0.00		13.18	(18.34)

01/01/2001 - 06/30/2001	0.00	0.00	0.00		16.14	(13.18)

12/31/2000	0.00	(1.50)	0.00		18.59	(13.84)

03/09/1999 - 12/31/1999	0.00	(1.78)	0.00		23.31	116.97

RCM Global Technology Fund
Class D
06/30/2003	$0.00	$0.00	$0.00		$24.26	18.51%

06/30/2002	0.00	0.00	0.00		20.47	(36.92)

01/01/2001 - 06/30/2001	0.00	0.00	0.00		32.42	(35.22)

12/31/2000	0.00	(0.43)	0.00		50.09	(14.60)

01/20/1999 - 12/31/1999	0.00	(1.38)	0.00		59.13	152.69

RCM International Growth Equity Fund
Class D
06/30/2003	$0.00	$(0.05)	$0.07	(a)	$7.44	(9.68)%

06/30/2002	0.00	(0.23)	0.00		8.30	(22.89)

01/01/2001 - 06/30/2001	0.00	0.00	0.00		11.03	(20.19)

12/31/2000	0.00	(2.45)	0.00		13.82	(26.95)

03/09/1999 - 12/31/1999	0.00	(1.56)	0.00		22.31	62.48

Selected Per Share Data for the Year or Period Ended:	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement		Ratio of Expenses to Average Net Assets without Waiver and Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

RCM Biotechnology Fund
Class D
06/30/2003	$319,143	1.61	%(f)	1.61	%(f)	(1.45)%	145%

06/30/2002	293,216	1.54		1.54		(1.32)	76

01/01/2001 - 06/30/2001	760,362	1.50	*	1.50	*	(1.27)*	43

12/31/2000	908,401	1.50		1.53		(1.06)	250

12/31/1999	14,870	1.50		4.53		(1.09)	431

12/31/1998	3,911	1.50		4.87		(0.95)	127

RCM Emerging Markets Fund
Class D
06/30/2003	$1,530	2.24	%(h)	2.24	%(h)	(0.67)%	246%

06/30/2002	2,047	1.93		4.50		0.27	136

01/01/2001 - 06/30/2001	2,168	1.75	*	6.29	*	1.80 *	54

12/31/2000	2,170	1.75		5.88		(0.29)	162

03/09/1999 - 12/31/1999	299	1.75	*	79.18	*	(0.68)*	216

RCM Europe Fund
Class D
06/30/2003	$19,331	1.78	%(d)	1.78	%(d)	0.46%	203%

06/30/2002	27,552	2.02		2.45		(0.88)	215

01/01/2001 - 06/30/2001	48,663	1.60	*	2.02	*	(0.11)*	87

12/31/2000	61,502	1.60	(i)	2.07	(i)	(1.12)	173

12/31/1999	67,910	1.03	(i)	2.01	(i)	(0.11)	203

12/31/1998	191,338	0.00	(i)	1.97	(i)	0.00	144

RCM Global Healthcare Fund
Class D
06/30/2003	$170,980	1.61	%(f)	1.61	%(f)	(0.94)%	151%

06/30/2002	166,442	1.54		1.57		(0.98)	145

01/01/2001 - 06/30/2001	240,503	1.50	*	1.54	*	(0.87)*	69

12/31/2000	256,909	1.50		1.64		(0.68)	216

12/31/1999	6,284	1.50		4.85		(0.81)	394

12/31/1998	5,487	1.50		3.65		(0.69)	154

RCM Global Small-Cap Fund
Class D
06/30/2003	$5,172	1.86	%(g)	1.86	%(g)	(0.87)%	183%

06/30/2002	6,840	1.92		2.70		(1.25)	326

01/01/2001 - 06/30/2001	16,842	1.75	*	2.64	*	(1.30)*	134

12/31/2000	15,640	1.75		2.20		(1.06)	202

03/09/1999 - 12/31/1999	1,430	1.75	*	16.71	*	(1.49)*	162

RCM Global Technology Fund
Class D
06/30/2003	$155,574	1.76	%(e)	1.76	%(e)	(1.32)%	237%

06/30/2002	149,774	1.63		1.65		(1.19)	343

01/01/2001 - 06/30/2001	258,371	1.56	*	1.56	*	(0.45)*	386

12/31/2000	378,043	1.50		1.50		(0.55)	451

01/20/1999 - 12/31/1999	82,330	1.75	*	1.99	*	(1.32)*	119

RCM International Growth Equity Fund
Class D
06/30/2003	$3,547	1.53	%(b)	1.53	%(b)	0.75%	86%

06/30/2002	5,904	1.45		1.80		0.14	261

01/01/2001 - 06/30/2001	10,832	1.25	*	1.94	*	0.33 *	84

12/31/2000	5,124	1.25		2.36		(0.29)	162

03/09/1999 - 12/31/1999	1,738	1.25	*	10.89	*	0.07 *	140

(e)	Ratio of expenses to average net assets excluding interest expense is 1.75%.
(f)	Ratio of expenses to average net assets excluding trustees’ expense is 1.60%.
(g)	Ratio of expenses to average net assets excluding interest expense is 1.85%.
(h)	Ratio of expenses to average net assets excluding tax, trustees’ and interest expense is 1.95%.
(i)	The operating expenses include certain non-recurring legal expenses of 0.46% and 0.32% of average net assets for the years ended December 31, 1998 and 1999, respectively, for which the insurance carrier has reimbursed the Fund 0.78% ($800,000) of the average net assets for the year ended December 31, 1999.

See accompanying notes | 6.30.03 | PIMCO Funds Annual Report 31

Statements of Assets and Liabilities

June 30, 2003

Amounts in thousands, except per share amounts	NACM Global Fund	NACM International Fund	NACM Pacific Rim Fund	PEA Innovation Fund	RCM Biotechnology Fund

Assets:
Investments, at value	$1,339	$3,872	$5,981	$1,121,126	$329,951

Cash	0	1	0	5,059	0

Foreign currency, at value	0	3	64	0	0

Security lending interest receivable	0	0	0	22	0

Receivable for investments sold	1	4	0	3,411	2,644

Receivable for Fund shares sold	9	12	22	1,430	1,016

Interest and dividends receivable	1	9	10	140	50

Manager reimbursement receivable	84	84	0	0	0

Other assets	0	0	7	0	0

	1,434	3,985	6,084	1,131,188	333,661

Liabilities:
Payable for investments purchased	$20	$6	$76	$6,978	$1,806

Payable for short sale	0	0	0	0	0

Due to Custodian	8	0	0	0	0

Written options outstanding	0	0	0	0	0

Payable for Fund shares redeemed	0	0	0	5,110	1,775

Payable for collateral for securities on loan	0	0	0	193,167	0

Accrued investment advisory fee	1	2	4	489	244

Accrued administration fee	0	2	3	297	122

Accrued distribution fee	0	1	0	361	3

Accrued servicing fee	0	0	0	181	68

Other liabilities	48	49	4	11	0

	77	60	87	206,594	4,018

Net Assets	$1,357	$3,925	$5,997	$924,594	$329,643

Net Assets Consist of:
Paid in capital	$1,173	$3,782	$8,981	$4,168,485	$741,845

Undistributed net investment income	27	1	0	0	0

Accumulated undistributed net realized (loss)	(2)	(218)	(3,445)	(3,378,838)	(479,486)

Net unrealized appreciation	159	360	461	134,947	67,284

	$1,357	$3,925	$5,997	$924,594	$329,643

Net Assets:
Class D	$33	$10	$12	$13,245	$319,143

Other Classes	1,324	3,915	5,985	911,349	10,500

Shares Issued and Outstanding:
Class D	3	1	2	993	15,028

Net Asset Value and Redemption Price Per Share
(Net Assets Per Share Outstanding)
Class D	$11.72	$10.27	$6.28	$13.34	$21.24

Cost of Investments Owned	$1,180	$3,512	$5,517	$986,179	$262,670

Cost of Foreign Currency Held	$0	$3	$64	$0	$0

32 PIMCO Funds Annual Report | 6.30.03 | See accompanying notes

Amounts in thousands, except per share amounts	RCM Emerging Markets Fund	RCM Europe Fund	RCM Global Healthcare Fund	RCM Global Small-Cap Fund	RCM Global Technology Fund	RCM International Growth Equity Fund

Assets:
Investments, at value	$8,978	$23,573	$182,701	$11,257	$293,614	$64,474

Cash	0	0	86	4	0	1,303

Foreign currency, at value	776	1,790	0	18	14	628

Security lending interest receivable	0	0	0	0	0	0

Receivable for investments sold	0	0	1,197	94	1,410	183

Receivable for Fund shares sold	139	1,147	372	186	1,309	1,784

Interest and dividends receivable	21	128	89	6	54	279

Manager reimbursement receivable	0	0	0	0	0	0

Other assets	0	0	0	0	0	0

	9,914	26,638	184,445	11,565	296,401	68,651

Liabilities:

Payable for investments purchased	$199	$0	$995	$163	$112	$3

Payable for short sale	0	0	0	0	63	0

Due to Custodian	383	981	0	0	0	0

Written options outstanding	0	0	0	0	5	0

Payable for Fund shares redeemed	3	92	609	58	2,783	2,345

Payable for collateral for securities on loan	0	0	0	0	0	0

Accrued investment advisory fee	7	17	115	8	217	27

Accrued administration fee	4	12	79	4	113	35

Accrued distribution fee	1	0	4	1	2	20

Accrued servicing fee	1	4	36	1	36	10

Other liabilities	15	7	0	0	1	5

	613	1,113	1,838	235	3,332	2,445

Net Assets	$9,301	$25,525	$182,607	$11,330	$293,069	$66,206

Net Assets Consist of:
Paid in capital	$11,362	$44,967	$233,167	$24,945	$848,327	$211,115

Undistributed net investment income	7	0	0	0	0	514

Accumulated undistributed net realized (loss)	(3,120)	(21,669)	(76,896)	(15,404)	(652,020)	(148,664)

Net unrealized appreciation	1,052	2,227	26,336	1,789	96,762	3,241

	$9,301	$25,525	$182,607	$11,330	$293,069	$66,206

Net Assets:
Class D	$1,530	$19,331	$170,980	$5,172	$155,574	$3,547

Other Classes	7,771	6,194	11,627	6,158	137,495	62,659

Shares Issued and Outstanding:
Class D	153	2,888	9,176	382	6,413	477

Net Asset Value and Redemption Price Per Share
(Net Assets Per Share Outstanding)
Class D	$9.98	$6.69	$18.64	$13.54	$24.26	$7.44

Cost of Investments Owned	$7,916	$21,356	$156,367	$9,469	$196,856	$61,255

Cost of Foreign Currency Held	$772	$1,783	$0	$18	$14	$620

See accompanying notes | 6.30.03 | PIMCO Funds Annual Report 33

Statements of Operations

For the year or period ended June 30, 2003

Amounts in thousands	NACM Global Fund	NACM International Fund	NACM Pacific Rim Fund

Investment Income:
Interest	$1	$4	$4

Dividends, net of foreign taxes	10	66	166

Security lending income	0	0	0

Miscellaneous income	0	0	1

Total Income	11	70	171

Expenses:
Investment advisory fees	7	20	74

Administration fees	4	15	39

Transfer agent fee	0	0	1

Servicing fees - Class D	0	0	0

Distribution and/or servicing fees - Other Classes	0	1	0

Audit fee	0	0	7

Custodian fee	0	0	21

Trustees’ fees	0	0	0

Organization costs	84	84	0

Interest expense	0	0	1

Tax Expense	0	0	2

Miscellaneous expense	0	0	2

Total Expenses	95	120	147

Reimbursement by Manager	(84)	(84)	(28)

Net Expenses	11	36	119

Net Investment Income	0	34	52

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	25	(287)	(1,980)

Net realized gain (loss) on options	0	(1)	0

Net realized gain on foreign currency transactions	5	87	412

Net change in unrealized appreciation (depreciation) on investments	159	360	(318)

Net change in unrealized appreciation on options	0	0	0

Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	2

Net Gain (Loss)	189	159	(1,884)

Net Increase (Decrease) in Assets Resulting from Operations	$189	$193	$(1,832)

34 PIMCO Funds Annual Report | 6.30.03 | See accompanying notes

Amounts in thousands	PEA Innovation Fund	RCM Biotechnology Fund	RCM Emerging Markets Fund	RCM Europe Fund

Investment Income:
Interest	$426	$194	$0	$35

Dividends, net of foreign taxes	815	230	100	561

Security lending income	457	0	0	0

Miscellaneous income	0	0	0	4

Total Income	1,698	424	100	600

Expenses:
Investment advisory fees	5,354	2,476	60	212

Administration fees	3,260	1,238	35	145

Transfer agent fee	0	0	0	0

Servicing fees - Class D	28	680	4	53

Distribution and/or servicing fees - Other Classes	6,028	20	8	3

Audit fee	0	0	0	0

Custodian fee	0	0	0	0

Trustees’ fees	35	17	0	2

Organization costs	0	0	0	0

Interest expense	8	1	9	49

Tax Expense	0	0	3	0

Miscellaneous expense	0	0	0	0

Total Expenses	14,713	4,432	119	464

Reimbursement by Manager	0	0	0	0

Net Expenses	14,713	4,432	119	464

Net Investment Income	(13,015)	(4,008)	(19)	136

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	(562,250)	(128,710)	(473)	(8,550)

Net realized gain (loss) on options	0	(841)	0	0

Net realized gain on foreign currency transactions	1	2,382	6	3,989

Net change in unrealized appreciation (depreciation) on investments	533,790	208,247	1,012	2,667

Net change in unrealized appreciation on options	0	0	0	0

Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	2	9	37

Net Gain (Loss)	(28,459)	81,080	554	(1,857)

Net Increase (Decrease) in Assets Resulting from Operations	$(41,474)	$77,072	$535	$(1,721)

Amounts in thousands	RCM Global Healthcare Fund	RCM Global Small-Cap Fund	RCM Global Technology Fund	RCM International Growth Equity Fund

Investment Income:
Interest	$71	$6	$240	$67

Dividends, net of foreign taxes	920	89	758	1,671

Security lending income	0	0	0	0

Miscellaneous income	19	0	19	4

Total Income	1,010	95	1,017	1,742

Expenses:
Investment advisory fees	1,216	96	2,195	416

Administration fees	836	51	1,136	510

Transfer agent fee	0	0	0	0

Servicing fees - Class D	367	12	310	15

Distribution and/or servicing fees - Other Classes	38	10	53	364

Audit fee	0	0	0	0

Custodian fee	0	0	0	0

Trustees’ fees	10	1	14	5

Organization costs	0	0	0	0

Interest expense	0	1	4	62

Tax Expense	0	0	0	0

Miscellaneous expense	0	0	0	0

Total Expenses	2,467	171	3,712	1,372

Reimbursement by Manager	0	0	0	0

Net Expenses	2,467	171	3,712	1,372

Net Investment Income	(1,457)	(76)	(2,695)	370

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	(26,534)	(1,954)	(57,870)	(35,481)

Net realized gain (loss) on options	(567)	0	502	0

Net realized gain on foreign currency transactions	1,640	423	1,551	13,604

Net change in unrealized appreciation (depreciation) on investments	47,114	1,596	98,103	7,273

Net change in unrealized appreciation on options	0	0	132	0

Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	1	0	(2)	(116)

Net Gain (Loss)	21,654	65	42,416	(14,720)

Net Increase (Decrease) in Assets Resulting from Operations	$20,197	$(11)	$39,721	$(14,350)

See accompanying notes | 6.30.03 | PIMCO Funds Annual Report 35

Statements of Changes in Net Assets

Amounts in thousands	NACM Global Fund	NACM International Fund	NACM Pacific Rim Fund

Increase (Decrease) in Net Assets from:	Period from July 19, 2002 to June 30, 2003	Period from July 19, 2002 to June 30, 2003	Year Ended June 30, 2003	Period from April 1, 2002 to June 30, 2002	Year Ended March 31, 2002

Operations:
Net investment income (loss)	$0	$34	$52	$0	$71

Net realized gain (loss)	30	(201)	(1,568)	560	(1,826)

Net change in unrealized appreciation (depreciation)	159	360	(316)	(423)	1,290

Net increase (decrease) resulting from operations	189	193	(1,832)	137	(465)

Distributions to Shareholders:
From net investment income
Class D	0	0	0	0	0

Other Classes	(5)	(50)	(68)	0	0

From net realized capital gains
Class D	0	0	0	0	0

Other Classes	0	0	0	0	0

Tax basis return of capital
Class D	0	0	0	0	0

Other Classes	0	0	0	0	0

Total Distributions	(5)	(50)	(68)	0	0

Fund Share Transactions:
Receipts for shares sold
Class D	34	35	13	0	0

Other Classes	1,149	4,229	7,481	432	10,805

Issued in reorganization
Class D	0	0	0	0	0

Other Classes	0	0	0	0	0

Issued as reinvestment of distributions
Class D	0	0	0	0	0

Other Classes	5	50	68	0	0

Cost of shares redeemed
Class D	(4)	(27)	0	0	0

Other Classes	(11)	(505)	(11,240)	(423)	(937)

Net increase (decrease) resulting from Fund share transactions	1,173	3,782	(3,678)	9	9,868

Fund Redemption Fee	0	0	0	0	0

Total Increase (Decrease) in Net Assets	1,357	3,925	(5,578)	146	9,403

Net Assets:
Beginning of period	0	0	11,575	11,429	2,026

End of period*	$1,357	$3,925	$5,997	$11,575	$11,429

*Including undistributed (overdistributed) net investment income of:	$27	$1	$0	$86	$82

36 PIMCO Funds Annual Report | 6.30.03 | See accompanying notes

Amounts in thousands	PEA Innovation Fund		RCM Biotechnology Fund		RCM Emerging Markets Fund

Increase (Decrease) in Net Assets from:	Year Ended June 30, 2003	Year Ended June 30, 2002	Year Ended June 30, 2003	Year Ended June 30, 2002	Year Ended June 30, 2003	Year Ended June 30, 2002

Operations:
Net investment income (loss)	$(13,015)	$(28,446)	$(4,008)	$(7,136)	$(19)	$33

Net realized gain (loss)	(562,249)	(894,841)	(127,169)	(272,273)	(467)	(1,361)

Net change in unrealized appreciation (depreciation)	533,790	(356,071)	208,249	(39,826)	1,021	711

Net increase (decrease) resulting from operations	(41,474)	(1,279,358)	77,072	(319,235)	535	(617)

Distributions to Shareholders:
From net investment income
Class D	0	0	0	0	(22)	(8)

Other Classes	0	0	0	0	(20)	(50)

From net realized capital gains
Class D	0	0	0	0	0	0

Other Classes	0	(22)	0	0	0	0

Tax basis return of capital
Class D	0	0	0	0	0	0

Other Classes	0	0	0	0	0	0

Total Distributions	0	(22)	0	0	(42)	(58)

Fund Share Transactions:
Receipts for shares sold
Class D	3,507	8,470	54,046	223,238	5,144	25,266

Other Classes	314,309	462,714	11,578	1,558	24,127	25,784

Issued in reorganization
Class D	762	0	0	0	0	0

Other Classes	66,816	3,727	0	0	0	0

Issued as reinvestment of distributions
Class D	0	0	0	0	20	7

Other Classes	0	18	0	0	9	27

Cost of shares redeemed
Class D	(6,029)	(16,281)	(104,443)	(371,369)	(5,642)	(25,232)

Other Classes	(439,323)	(768,089)	(3,137)	(78)	(23,708)	(24,229)

Net increase (decrease) resulting from Fund share transactions	(59,958)	(309,441)	(41,956)	(146,651)	(50)	1,623

Fund Redemption Fee	2	0	51	0	2	0

Total Increase (Decrease) in Net Assets	(101,430)	(1,588,821)	35,167	(465,886)	445	948

Net Assets:
Beginning of period	1,026,024	2,614,845	294,476	760,362	8,856	7,908

End of period*	$924,594	$1,026,024	$329,643	$294,476	$9,301	$8,856

*Including undistributed (overdistributed) net investment income of:	$0	$0	$0	$0	$7	$12

Amounts in thousands	RCM Europe Fund		RCM Global Healthcare Fund

Increase (Decrease) in Net Assets from:	Year Ended June 30, 2003	Year Ended June 30, 2002	Year Ended June 30, 2003	Year Ended June 30, 2002

Operations:
Net investment income (loss)	$136	$(314)	$(1,457)	$(2,020)

Net realized gain (loss)	(4,561)	(11,469)	(25,461)	(33,716)

Net change in unrealized appreciation (depreciation)	2,704	4,241	47,115	(16,699)

Net increase (decrease) resulting from operations	(1,721)	(7,542)	20,197	(52,435)

Distributions to Shareholders:
From net investment income
Class D	0	0	0	0

Other Classes	0	0	0	0

From net realized capital gains
Class D	0	(202)	0	(7,044)

Other Classes	0	0	0	0

Tax basis return of capital
Class D	0	0	0	0

Other Classes	0	0	0	0

Total Distributions	0	(202)	0	(7,044)

Fund Share Transactions:
Receipts for shares sold
Class D	55,786	239,313	46,877	114,119

Other Classes	54,112	256	9,960	2,920

Issued in reorganization
Class D	0	0	0	0

Other Classes	0	0	0	0

Issued as reinvestment of distributions
Class D	0	159	0	6,815

Other Classes	0	0	0	0

Cost of shares redeemed
Class D	(62,531)	(252,841)	(61,126)	(135,812)

Other Classes	(48,021)	(144)	(2,264)	(123)

Net increase (decrease) resulting from Fund share transactions	(654)	(13,257)	(6,553)	(12,081)

Fund Redemption Fee	235	0	20	0

Total Increase (Decrease) in Net Assets	(2,140)	(21,001)	13,664	(71,560)

Net Assets:
Beginning of period	27,665	48,666	168,943	240,503

End of period*	$25,525	$27,665	$182,607	$168,943

*Including undistributed (overdistributed) net investment income of:	$0	$0	$0	$(77)

See accompanying notes | 6.30.03 | PIMCO Funds Annual Report 37

Statements of Changes in Net Assets (Cont.)

June 30, 2003

Amounts in thousands	RCM Global Small-Cap Fund		RCM Global Technology Fund		RCM International Growth Equity Fund

Increase (Decrease) in Net Assets from:	Year Ended June 30, 2003	Year Ended June 30, 2002	Year Ended June 30, 2003	Year Ended June 30, 2002	Year Ended June 30, 2003	Year Ended June 30, 2002

Operations:
Net investment income (loss)	$(76)	$(189)	$(2,695)	$(3,763)	$370	$294

Net realized gain (loss)	(1,531)	(1,853)	(55,817)	(142,215)	(21,877)	(60,492)

Net change in unrealized appreciation (depreciation)	1,596	(1,139)	98,233	(25,901)	7,157	26,511

Net increase (decrease) resulting from operations	(11)	(3,181)	39,721	(171,879)	(14,350)	(33,687)

Distributions to Shareholders:
From net investment income
Class D	0	0	0	0	(45)	(129)

Other Classes	0	0	0	0	(505)	(2,622)

From net realized capital gains
Class D	0	0	0	0	0	0

Other Classes	0	0	0	0	0	0

Tax basis return of capital
Class D	0	0	0	0	0	0

Other Classes	0	0	0	0	0	0

Total Distributions	0	0	0	0	(550)	(2,751)

Fund Share Transactions:
Receipts for shares sold
Class D	856	59,168	37,824	125,977	34,986	148,504

Other Classes	22,676	34,335	112,484	127,488	166,404	564,984

Issued in reorganization
Class D	0	0	0	0	0	0

Other Classes	0	0	0	0	0	76,523

Issued as reinvestment of distributions
Class D	0	0	0	0	41	126

Other Classes	0	0	0	0	417	2,337

Cost of shares redeemed
Class D	(2,442)	(67,423)	(53,420)	(138,413)	(37,159)	(153,137)

Other Classes	(22,605)	(37,515)	(110,890)	(138,984)	(222,815)	(657,083)

Net increase (decrease) resulting from Fund share transactions	(1,515)	(11,435)	(14,002)	(23,932)	(58,126)	(17,746)

Fund Redemption Fee	12	0	35	0	313	0

Total Increase (Decrease) in Net Assets	(1,514)	(14,616)	25,754	(195,811)	(72,713)	(54,184)

Net Assets:
Beginning of period	12,844	27,460	267,315	463,126	138,919	193,103

End of period*	$11,330	$12,844	$293,069	$267,315	$66,206	$138,919

*Including undistributed (overdistributed) net investment income of:	$0	$0	$0	$0	$514	$715

38 PIMCO Funds Annual Report | 6.30.03 | See accompanying notes

Notes to Financial Statements

June 30, 2003

1. Organization

PIMCO Funds: Multi-Manager Series (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of forty-four separate investment funds (the “Funds”). The Trust may offer up to seven classes of shares: Institutional, Administrative, A, B, C, D and R. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Class D shares of the Trust. Certain detailed financial information for the Institutional, Administrative, A, B, C and R Classes (the “Other Classes”) is provided separately and is available upon request.

Effective February 1, 2002, the Dresdner RCM Global Funds, Inc. were reorganized as a newly created series of the Trust based on shareholder approval received at a Special Meeting of Stockholders held on December 5, 2001 as adjourned and reconvened on December 19, 2001, January 16, 2002 and January 30, 2002. As a result of the reorganizations, PIMCO Advisors Fund Management LLC now serves as the Funds’ investment adviser while Dresdner RCM Global Investors LLC continues to be responsible for the Funds’ day-to-day investment decisions as a sub-advisor. The Board of Directors approved a change in the fiscal year-end of the Dresdner RCM Global Funds, Inc., for both financial and tax accounting purposes, from December 31st to June 30th.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The market value for NASDAQ National Market and SmallCap securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Fixed income securities, including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Certain securities for which daily market quotations are not readily available may be valued pursuant to guidelines established by the Board of Trustees. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Funds may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Foreign Currency. The accounting records of the Funds are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net long-term capital gains earned by a Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition,

6.30.03 | PIMCO Funds Annual Report 39

Notes to Financial Statements (Cont.)

June 30, 2003

other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges. Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class.

Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for federal income taxes has been made.

Foreign Taxes on Dividends. Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: NACM Global Fund - $884; NACM International Fund - $8,126; NACM Pacific Rim Fund - $22,264; PEA Innovation Fund - $25,428; RCM Biotechnology Fund - $7,004; RCM Emerging Markets Fund - $9,202; RCM Europe - $61,160; RCM Global Healthcare Fund - $14,344; RCM Global Small-Cap Fund - $9,776; RCM Global Technology Fund - $52,635; and RCM International Growth Equity Fund - $173,976.

Options Contracts. Certain Funds may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. The Fund pays a premium which is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

Securities Lending. Certain Funds may engage in security lending. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loan, the Fund will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Security lending income is disclosed as such in the Statements of Operations. The collateral for securities on loan is recognized in the Statements of Assets and Liabilities. The cash collateral is maintained on the Funds’ behalf by the lending agent and is invested in the State Street Navigator Securities Lending Prime Portfolio. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially.

Repurchase Agreements. Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. PIMCO Advisors Fund Management LLC (PIMCO Advisors) is an indirect subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets of the Fund. The Advisory Fee is charged at the annual rate of 0.50% for the RCM International Growth Equity Fund; 0.65% for the PEA Innovation Fund; 0.70% for the NACM Global and NACM International Funds; 0.80% for the RCM Europe and RCM Global Healthcare Funds; 0.90% for the NACM Pacific Rim and RCM Biotechnology Funds; 0.95% for the RCM Global Technology

40 PIMCO Funds Annual Report | 6.30.03

Fund; and 1.00% for RCM Emerging Markets and RCM Global Small-Cap Funds.

Each of the Funds also has a sub-advisor, which under the supervision of PIMCO Advisors, directs the investments of the Fund’s assets. The advisory fees received by the Adviser are paid in all or in part to the sub-advisors in accordance with the portfolio management agreements.

Administration Fee. The Adviser provides administration services to the Trust for which it receives from each Fund a monthly administration fee based on each share class’ average daily net assets. The Administration Fee for Class D is charged at the annual rate of 0.40% for the PEA Innovation Fund; 0.45% for the RCM Biotechnology Fund; 0.55% for the RCM Global Healthcare and RCM Global Technology Funds; 0.60% for the NACM Global and RCM Global Small-Cap Funds; and 0.70% for all other Funds. The Administration Fee for the Institutional and Administrative Classes is charged at the annual rate of 0.25% for the PEA Innovation Fund; 0.40% for the NACM Global, RCM Global Small-Cap and RCM Global Technology Funds; and 0.50% for all other Funds. The Administration Fee for the A, B and C Classes is charged at the annual rate of 0.40% for the PEA Innovation Fund; 0.45% for the RCM Biotechnology Fund; 0.55% for the RCM Global Healthcare and RCM Global Technology Funds; 0.60% for the NACM Global and RCM Global Small-Cap Funds; and 0.70% for all other Funds. The Administration Fee rate for each Fund is subject to a reduction of 0.05% per year on average daily net assets attributable in the aggregate to the Fund’s Class A, B and C shares in excess of $2.5 billion. The Administration Fee for Class R is charged at the annual rate of 0.60% for the NACM Global Fund; and 0.70% for the NACM International Fund.

Redemption Fee. Investors in Institutional Class, and Administrative Class and Class D shares of the Funds will be subject to a “Redemption Fee” on redemptions and exchanges of up to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 30 days of their acquisition (i.e., beginning on the 31st day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges. A new 30 day time period will begin with each acquisition of shares through a purchase or exchange. Redemption fees, if any, are recorded as additions to paid in capital in the Statements of Changes in Net Assets.

The Funds’ Redemption Fee rates are as follows:

Fund	Rate

PEA Innovation, RCM Biotechnology and RCM Global Healthcare Funds	1.00%
All other Funds	2.00%

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Funds’ Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees.

Redemptions and exchanges by shareholders that are investing through qualified retirement plans such as 401(k) plans will not be subject to the Redemption Fee. In addition, redemptions and exchanges by shareholders that are investing through financial institutions (for example, through broker-dealer omnibus accounts) that have not agreed to assess the Redemption Fees against such shareholders will not be subject to Redemption Fees. The Trust may eliminate or modify these waivers at any time.

Dresdner RCM Global Investors LLC Management Fees. Prior to February 1, 2002, the Funds paid the investment management fees to Dresdner RCM Global Investors LLC monthly. The annual management fees paid by the Funds are based on each Fund’s average daily net assets as listed in the following table. Dresdner RCM Global Investors LLC had voluntarily agreed to pay each Fund the amount, if any, by which ordinary operating expenses of the Fund for each quarter (except interest, taxes and extraordinary expenses) exceed its annualized total expense ratio noted in the following table as a percentage of its average daily net assets.

Fund Name	Flat Rate	First $500 Million	Next $500 Million	Above $1 Billion	Expense Caps

RCM Biotechnology Class D	—	1.00%	0.95%	0.90%	1.50%
RCM Emerging Markets Fund Class D	1.00%	—	—	—	1.75%
RCM Europe Class D	1.00%*	—	—	—	1.60%
RCM Global Healthcare Fund Class D	—	1.00%	0.95%	0.90%	1.50%
RCM Global Small-Cap Fund Class D	—	1.00%	0.95%	0.90%	1.75%
RCM Global Technology Fund Class D	1.00%	—	—	—	1.75%
RCM International Growth Equity Fund Class D	0.75%	—	—	—	1.25%

*	The Europe Fund pays management fees at 1.00% annually for assets under $100 million and 0.80% for assets above $100 million.

Distribution and Servicing Fees. PIMCO Advisors Distributors LLC (PAD) is an indirect wholly-owned subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse PAD on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average

6.30.03 | PIMCO Funds Annual Report 41

Notes to Financial Statements (Cont.)

June 30, 2003

daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to PAD was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of June 30, 2003.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R Classes of the Trust, the Trust compensates PAD or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C, D and R Classes. The Trust paid PAD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee (%)	Servicing Fee (%)

Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

PAD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the period ended June 30, 2003, PAD received $1,917,971 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is also responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO Advisors or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO Advisors or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above. PIMCO Advisors has agreed to waive a portion of the NACM Global, NACM International and RCM Europe Fund’s administration fees to the extent that the payment of each Fund’s pro rata share of Trustee fees and organizational expenses cause the actual expense ratios to rise above the rates disclosed in the then-current prospectus plus 0.49 basis points as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Inst’l Class	Admin. Class	Class A	Class B	Class C	Class D	Class R

NACM Global Fund	1.10%	1.35%	1.55%	2.30%	2.30%	1.55%	1.80%
NACM International Fund	1.20%	1.45%	1.65%	2.40%	2.40%	1.65%	1.90%
RCM Europe Fund	1.35%	—	—	—	—	1.60%	—

PIMCO Advisors may be reimbursed for these waived amounts in future periods, not to exceed three years.

        Each unaffiliated Trustee receives a quarterly retainer of $14,250, plus $3,000 for each Board of Trustees meeting attended in person and $1,500 for each meeting attended telephonically, and $1,500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. The Chairman of the Audit and Performance Committees receives an additional annual retainer of $3,000, the Chairman of the Independent Trustees receives an additional annual retainer of $7,000, and each Vice Chairman of the Independent Trustees receives an additional annual retainer of $4,000. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with extraordinary Fund activities or circumstances, the Trustee shall be compensated for such services at the rate of $2,000 per day, plus reimbursement of reasonable expenses. Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1997, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets.

4. Reorganization

PIMCO NACM Pacific Rim Fund reorganized on July 15, 2002, when the Nicholas-Applegate Pacific Rim Fund (the “NACM Fund”) reorganized into a corresponding Fund of PIMCO Funds: Multi-Manager Series, a Massachusetts business trust. The NACM Fund transferred substantially all of its assets and liabilities in exchange for Institutional Class shares of the PIMCO NACM Pacific Rim Fund. Prior to July 15, 2002, the NACM Fund bore expenses incurred specifically on its behalf plus an allocation of its share of the Nicholas-Applegate Institutional Funds.

42 PIMCO Funds Annual Report | 6.30.03

5. Federal Income Tax Matters

As of June 30, 2003, the components of distributable taxable earnings were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation/ (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities(1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses(2)	Post-October Deferral(3)

NACM Global Fund	$27	$0	$0	$0	$0	$0
NACM International Fund	14	0	0	0	(88)	(131)
NACM Pacific Rim Fund	0	0	0	0	(1,654)	(1,710)
PEA Innovation Fund	0	0	0	0	(3,106,195)	(234,611)
RCM Biotechnology Fund	0	0	3	0	(458,348)	0
RCM Emerging Markets Fund	50	0	(10)	0	(3,015)	0
RCM Europe Fund	0	0	10	0	(21,362)	0
RCM Global Healthcare Fund	0	0	2	0	(72,163)	0
RCM Global Small-Cap Fund	0	0	0	0	(15,365)	0
RCM Global Technology Fund	0	0	(665)	0	(646,612)	0
RCM International Growth Equity Fund	597	0	25	0	(144,654)	0

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain options, and foreign currency transactions.
(2)	Capital loss carryovers, including acquired capital loss carryovers which may be limited under current tax laws, expire in varying amounts through June 30, 2011.
(3)	Capital losses realized during the period November 1, 2002 through June 30, 2003 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

As of June 30, 2003, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (4)

NACM Global Fund	$1,182	$174	$(17)	$157
NACM International Fund	3,524	382	(34)	348
NACM Pacific Rim Fund	5,601	541	(161)	380
PEA Innovation Fund	1,024,211	111,982	(15,067)	96,915
RCM Biotechnology Fund	283,808	61,040	(14,897)	46,143
RCM Emerging Markets Fund	8,064	972	(58)	914
RCM Europe Fund	21,663	2,051	(141)	1,910
RCM Global Healthcare Fund	161,100	23,704	(2,103)	21,601
RCM Global Small-Cap Fund	9,507	1,859	(109)	1,750
RCM Global Technology Fund	201,595	93,849	(1,830)	92,019
RCM International Growth Equity Fund	65,351	3,427	(4,304)	(877)

(4)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals and PFIC mark-to-market adjustments for federal income tax purposes.

As of fiscal year ended June 30, 2003, the Funds made the following tax basis distributions (amounts in thousands):

	Ordinary Income Distributions (5)	Long-Term Capital Gains Distributions	Return of Capital

NACM Global Fund	$5	$0	$0
NACM International Fund	50	0	0
NACM Pacific Rim Fund	68	0	0
PEA Innovation Fund	0	0	0
RCM Biotechnology Fund	0	0	0
RCM Emerging Markets Fund	42	0	0
RCM Europe Fund	0	0	0
RCM Global Healthcare Fund	0	0	0
RCM Global Small-Cap Fund	0	0	0
RCM Global Technology Fund	0	0	0
RCM International Growth Equity Fund	550	0	0

(5)	Includes short-term capital gains.

Certain net operating losses have been reclassified from undistributed net investment income to paid in capital to more appropriately conform financial accounting to tax accounting.

6.30.03 | PIMCO Funds Annual Report 43

Notes to Financial Statements (Cont.)

June 30, 2003

6. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	NACM Global Fund		NACM International Fund

	Period from 07/19/2002 to 06/30/2003		Period from 07/19/2002 to 06/30/2003

	Shares	Amount	Shares	Amount

Receipts for shares sold
Class D	3	$34	4	$35

Other Classes	113	1,149	428	4,229

Issued in reorganization
Class D	0	0	0	0

Other Classes	0	0	0	0

Issued as reinvestment of distributions
Class D	0	0	0	0

Other Classes	0	5	5	50

Cost of shares redeemed
Class D	0	(4)	(3)	(27)

Other Classes	(1)	(11)	(51)	(505)

Net increase (decrease) resulting from Fund share transactions	115	$1,173	383	$3,782

	NACM Pacific Rim Fund

	Year Ended 06/30/2003		Period from 04/01/2002 to 06/30/2002		Six Months Ended 06/30/2001

	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Class D	2	$13	0	$0	0	$0

Other Classes	1,304	7,481	57	432	1,429	10,805

Issued in reorganization
Class D	0	0	0	0	0	0

Other Classes	0	0	0	0	0	0

Issued as reinvestment of distributions
Class D	0	0	0	0	0	0

Other Classes	9	68	0	0	0	0

Cost of shares redeemed
Class D	0	0	0	0	0	0

Other Classes	(1,948)	(11,240)	(55)	(423)	(138)	(937)

Net increase (decrease) resulting from Fund share transactions	(633)	$(3,678)	2	$9	1,291	$9,868

	PEA Innovation Fund

	Year Ended 06/30/2003		Year Ended 06/30/2002

	Shares	Amount	Shares	Amount

Receipts for shares sold
Class D	294	$3,507	410	$8,470

Other Classes	27,442	314,309	22,429	462,714

Issued in reorganization
Class D	82	762	0	0

Other Classes	7,637	66,816	184	3,727

Issued as reinvestment of distributions
Class D	0	0	0	0

Other Classes	0	0	0	18

Cost of shares redeemed
Class D	(525)	(6,029)	(803)	(16,281)

Other Classes	(39,623)	(439,323)	(39,143)	(768,089)

Net increase (decrease) resulting from Fund share transactions	(4,693)	$(59,958)	(16,923)	$(309,441)

	RCM Biotechnology Fund

	Year Ended 06/30/2003		Year Ended 06/30/2002

	Shares	Amount	Shares	Amount

Receipts for shares sold
Class D	2,934	$54,046	9,029	$223,238

Other Classes	590	11,578	84	1,558

Issued in reorganization
Class D	0	0	0	0

Other Classes	0	0	0	0

Issued as reinvestment of distributions
Class D	0	0	0	0

Other Classes	0	0	0	0

Cost of shares redeemed
Class D	(6,274)	(104,443)	(16,177)	(371,369)

Other Classes	(173)	(3,137)	(4)	(78)

Net increase (decrease) resulting from Fund share transactions	(2,923)	$(41,956)	(7,068)	$(146,651)

	RCM Emerging Markets Fund

	Year Ended 06/30/2003		Year Ended 06/30/2002

	Shares	Amount	Shares	Amount

Receipts for shares sold
Class D	565	$5,144	2,397	$25,266

Other Classes	2,640	24,127	2,430	25,784

Issued in reorganization
Class D	0	0	0	0

Other Classes	0	0	0	0

Issued as reinvestment of distributions
Class D	2	20	1	7

Other Classes	0	9	3	27

Cost of shares redeemed
Class D	(617)	(5,642)	(2,392)	(25,232)

Other Classes	(2,546)	(23,708)	(2,279)	(24,229)

Net increase (decrease) resulting from Fund share transactions	44	$(50)	160	$1,623

	RCM Europe Fund

	Year Ended 06/30/2003		Year Ended 06/30/2002

	Shares	Amount	Shares	Amount

Receipts for shares sold
Class D	9,068	$55,786	30,645	$239,313

Other Classes	8,842	54,112	36	256

Issued in reorganization
Class D	0	0	0	0

Other Classes	0	0	0	0

Issued as reinvestment of distributions
Class D	0	0	20	159

Other Classes	0	0	0	0

Cost of shares redeemed
Class D	(9,976)	(62,531)	(32,196)	(252,841)

Other Classes	(7,923)	(48,021)	(21)	(144)

Net increase (decrease) resulting from Fund share transactions	11	$(654)	(1,516)	$(13,257)

	RCM Global Healthcare Fund

	Year Ended 06/30/2003		Year Ended 06/30/2002

	Shares	Amount	Shares	Amount

Receipts for shares sold
Class D	2,909	$46,877	5,842	$114,119

Other Classes	616	9,960	161	2,920

Issued in reorganization
Class D	0	0	0	0

Other Classes	0	0	0	0

Issued as reinvestment of distributions
Class D	0	0	336	6,815

Other Classes	0	0	0	0

Cost of shares redeemed
Class D	(3,975)	(61,126)	(7,046)	(135,812)

Other Classes	(142)	(2,264)	(7)	(123)

Net (decrease) resulting from Fund share transactions	(592)	$(6,553)	(714)	$(12,081)

	RCM Global Small-Cap Fund

	Year Ended 06/30/2003		Year Ended 06/30/2002

	Shares	Amount	Shares	Amount

Receipts for shares sold
Class D	70	$856	4,403	$59,168

Other Classes	1,966	22,676	2,587	34,335

Issued in reorganization
Class D	0	0	0	0

Other Classes	0	0	0	0

Issued as reinvestment of distributions
Class D	0	0	0	0

Other Classes	0	0	0	0

Cost of shares redeemed
Class D	(206)	(2,442)	(4,928)	(67,423)

Other Classes	(1,965)	(22,605)	(2,790)	(37,515)

Net (decrease) resulting from Fund share transactions	(135)	$(1,515)	(728)	$(11,435)

	RCM Global Technology Fund

	Year Ended 06/30/2003		Year Ended 06/30/2002

	Shares	Amount	Shares	Amount

Receipts for shares sold
Class D	1,911	$37,824	4,621	$125,977

Other Classes	5,730	112,484	4,640	127,488

Issued in reorganization
Class D	0	0	0	0

Other Classes	0	0	0	0

Issued as reinvestment of distributions
Class D	0	0	0	0

Other Classes	0	0	0	0

Cost of shares redeemed
Class D	(2,813)	(53,420)	(5,275)	(138,413)

Other Classes	(5,816)	(110,890)	(5,230)	(138,984)

Net (decrease) resulting from Fund share transactions	(988)	$(14,002)	(1,244)	$(23,932)

	RCM International Growth Equity Fund

	Year Ended 06/30/2003		Year Ended 06/30/2002

	Shares	Amount	Shares	Amount

Receipts for shares sold
Class D	5,010	$34,986	16,432	$148,504

Other Classes	23,729	166,404	62,229	564,984

Issued in reorganization
Class D	0	0	0	0

Other Classes	0	0	8,625	76,523

Issued as reinvestment of distributions
Class D	6	41	14	126

Other Classes	60	417	254	2,337

Cost of shares redeemed
Class D	(5,251)	(37,159)	(16,716)	(153,137)

Other Classes	(31,321)	(222,815)	(71,608)	(657,083)

Net (decrease) resulting from Fund share transactions	(7,767)	$(58,126)	(770)	$(17,746)

7. Reorganization

The Acquiring Funds, as listed below, acquired the assets and certain liabilities of the Acquired Funds, also listed below, in a tax-free exchange for shares of the Acquiring Funds, pursuant to a plan of reorganization dated December 5, 2001, approved by the Acquired Funds’ shareholders (shares and amounts in thousands):

Acquiring Fund	Acquired Fund	Date	Shares Issued by Acquiring Fund	Value of Shares Issued by Acquiring Fund	Total Net Assets of Acquired Fund	Total Net Assets of Acquiring Fund	Total Net Assets of Acquiring Fund After Acquisition	Acquired Fund’s Unrealized Appreciation/ (Depreciation)

PEA Innovation Fund	Global Innovation Fund	10/11/2002	7,719	$67,578	$67,578	$621,454	$689,032	$(11,040)
	Healthcare Innovation Fund	3/15/2002	184	3,727	3,727	1,741,717	1,745,444	125
RCM International Growth Equity Fund	Select International Fund	3/15/2002	8,625	76,523	76,523	85,668	162,191	(7,433)

44 PIMCO Funds Annual Report | 6.30.03

8. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

	RCM Global Healthcare Fund	RCM Global Technology Fund

	Premium

Balance at 06/30/2002	$0	$1,721
Sales	28	12,056
Closing Buys	(28)	(9,443)
Expirations	0	(4,325)
Exercised	0	0

Balance at 06/30/2003	$0	$9

9. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2003, were as follows (amounts in thousands):

	Non-U.S. Government/Agency
	Purchases	Sales

NACM Global Fund	$3,869	$2,719
NACM International Fund	7,952	4,352
NACM Pacific Rim Fund	20,819	24,509
PEA Innovation Fund	2,410,692	2,529,000
RCM Biotechnology Fund	381,759	420,805
RCM Emerging Markets Fund	14,812	14,952
RCM Europe Fund	52,602	54,076
RCM Global Healthcare Fund	223,764	231,700
RCM Global Small-Cap Fund	17,321	19,409
RCM Global Technology Fund	516,573	507,139
RCM International Growth Equity Fund	71,343	129,604

6.30.03 | PIMCO Funds Annual Report 45

Report of Independent Auditors

To the Trustees and Class D Shareholders of the PIMCO Funds: Multi-Manager Series

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Class D shares presents fairly, in all material respects, the financial position of the NACM Global Fund, NACM International Fund, NACM Pacific Rim Fund, PEA Innovation Fund, RCM Biotechnology Fund, RCM Emerging Markets Fund, RCM Europe Fund, RCM Global Healthcare Fund, RCM Global Small-Cap Fund, RCM Global Technology Fund and RCM International Growth Equity Fund, (11 funds of the PIMCO Funds: Multi-Manager Series, hereafter referred to as the “Funds”) at June 30, 2003, the results of each of their operations, the changes in each of their net assets and the financial highlights of the Funds for the Class D shares for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2003 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

August 22, 2003

46 PIMCO Funds Annual Report | 6.30.03

Federal Income Tax Information (unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s fiscal year end (June 30, 2003) regarding the status of qualified dividend income for individuals, the dividend received deduction for corporations, and the foreign tax credit.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended June 30, 2003 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2003:

NACM Global Fund	0.00%
NACM International Fund	0.00%
NACM Pacific Rim Fund	0.00%
RCM Emerging Markets Fund	0.00%
RCM International Growth Equity Fund	0.00%

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s fiscal 2003 ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below:

NACM Global Fund	67.84%
NACM Pacific Rim Fund	1.65%

Foreign Tax Credit. The following Funds have elected to pass through the credit for taxes paid in foreign countries. The foreign income and foreign tax per share outstanding on June 30, 2003 are as follows:

	RCM Europe Fund		RCM Emerging Markets Fund		RCM International Growth Equity Fund		NACM International Fund		NACM Pacific Rim Fund

Country	Gross Foreign Dividends	Foreign Tax	Gross Foreign Dividends	Foreign Tax	Gross Foreign Dividends	Foreign Tax	Gross Foreign Dividends	Foreign Tax	Gross Foreign Dividends	Foreign Tax

Australia	—	—	—	—	0.01095	0.00027	0.00769	0.00001	0.00792	—
Belgium	—	—	—	—	—	—	0.00125	0.00019	—	—
Bermuda	0.00092	—	—	—	—	—	—	—	0.00257	—
Brazil	—	—	0.01633	0.00128	0.00410	0.00054	0.00601	0.00027	—	—
Canada	—	—	—	—	0.00123	0.00018	0.00556	0.00083	—	—
Cayman Islands	—	—	—	—	—	—	0.00012	—	0.00022	—
China	—	—	—	—	—	—	0.00127	—	0.00499	—
Croatia	0.00390	0.00058	0.00515	0.00077	—	—	—	—	—	—
Czech Republic	—	—	0.00057	0.00009	—	—	—	—	—	—
Denmark	—	—	—	—	—	—	0.00307	0.00046	—	—
Finland	0.00407	0.00061	—	—	0.00258	0.00039	0.00190	0.00029	—	—
France	0.03679	0.00209	—	—	0.03168	0.00168	0.01081	0.00070	—	—
Germany	0.01629	0.00244	—	—	0.01025	0.00154	0.00694	0.00082	—	—
Greece	0.00899	—	—	—	0.00430	—	—	—	—	—
Hong Kong	—	—	0.01672	0.00030	0.01181	—	0.00925	—	0.02962	—
India	—	—	0.00905	0.00138	—	—	—	—	0.00115	0.00024
Indonesia	—	—	—	—	—	—	—	—	0.02681	0.00402
Ireland	0.00382	—	—	—	0.00353	—	0.00342	0.00068	—	—
Israel	—	—	0.00084	0.00016	0.00080	0.00015	0.00058	0.00011	—	—
Italy	0.00735	0.00110	—	—	0.01319	0.00174	0.01248	0.00130	—	—
Japan	—	—	—	—	0.01469	0.00177	0.01109	0.00137	0.05818	0.00758
Malaysia	—	—	0.00542	0.00152	—	—	—	—	0.00163	0.00046
Mexico	—	—	0.01184	—	0.00104	—	0.00011	—	—	—
Netherlands	0.00564	0.00085	—	—	0.00896	0.00134	0.01419	0.00213	—	—
Netherlands Antilles	—	—	—	—	—	—	0.00055	—	—	—
Norway	—	—	—	—	—	—	0.00299	0.00045	—	—
Peru	—	—	0.00190	0.00003	—	—	—	—	—	—
Russia	0.00262	0.00039	0.00877	0.00139	—	—	0.00308	0.00034	—	—
Singapore	—	—	—	—	0.00147	0.00032	0.00477	0.00105	0.01414	0.00311
South Africa	—	—	0.02101	—	—	—	—	—	—	—
South Korea	—	—	0.00759	0.00127	0.00553	0.00092	0.00722	0.00119	0.03775	0.00626
Spain	0.00479	0.00072	—	—	0.00399	0.00060	0.00456	0.00068	—	—
Sweden	—	—	—	—	—	—	0.00911	0.00137	—	—
Switzerland	0.00893	0.00134	—	—	0.00865	0.00130	0.00762	0.00114	—	—
Taiwan	—	—	0.00776	0.00154	—	—	—	—	0.01857	0.00371
Thailand	—	—	0.00471	0.00019	—	—	—	—	0.00373	0.00037
United Kingdom	0.05881	0.00588	0.00174	0.00011	0.06815	0.00677	0.05879	0.00588	—	—

The pass-through of foreign tax credit will affect only shareholders on the dividend record date in December 2003.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2004, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2003.

6.30.03 | PIMCO Funds Annual Report 47

Trustees and Officers of PIMCO Funds: Multi-Manager Series (unaudited)

The chart below identifies the Trustees and Officers of the Trust. The “interested” Trustee defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

Trustees of the Trust

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Stephen J. Treadway* (56) Chairman of the Board and Trustee	05/1997 to present	Managing Director, ADAM of America L.P.; Managing Director and Chief Executive Officer, PIMCO Advisors Distributors LLC (“PAD”); and Managing Director and Chief Executive Officer, PIMCO Advisors Fund Management LLC (PIMCO Advisors).	44	Chairman, or Chairman and Trustee thirteen Funds advised by PIMCO Advisors.

Independent Trustees

E. Philip Cannon (62) Trustee	03/2000 to present	President, Houston Zoo, Inc. Proprietor, Cannon & Company. Formerly, Headmaster, St. John’s School, Houston, Texas.	114	Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Variable Insurance Trust.

Donald P. Carter (76) Trustee	01/1997 to present	Retired. Formerly Chairman, Executive Vice President and Director, Cunningham & Walsh, Inc., Chicago, (advertising agency); Chairman and Director, Moduline Industries, Inc., (a manufacturer of commercial windows and curtain walls).	44	None

Gary A. Childress (69) Trustee	01/1997 to present	Private Investor. Formerly, Chairman and Director, Bellefonte Lime Company, Inc. (calcitic lime producer); and partner, GenLime, L.P.	44	None

Theodore J. Coburn (49) Trustee	06/2002 to present	President, Coburn Group; and Partner, Brown, Coburn & Co. Formerly, Senior Vice President, NASDAQ Stock Market.	44	None

W. Bryant Stooks (62) Trustee	01/1997 to present	President, Bryant Investments, Ltd.; President, Ocotillo at Price LLC, (real estate investments); Director, American Agritec LLC, (manufacturer of hydroponics products). Formerly, President, Senior Vice President, Director and Chief Executive Officer, Archirodon Group Inc., (international construction firm).	44	None

Gerald M. Thorne (65) Trustee	01/1997 to present	Director, VPI Inc. (plastics company); and American Orthodontics Corp. Formerly, Director, Kaytee, Inc., (birdseed company); President and Director, Firstar National Bank of Milwaukee; Chairman, President and Director, Firstar National Bank of Sheboygan; Director, Bando-McGlocklin, (small business investment company); and Director, Schrier Malt.	44	None

*	Mr. Treadway is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with ADAM of America L.P. and its affiliates.
**	Trustees serve until their successors are duly elected and qualified.

48 PIMCO Funds Annual Report | 6.30.03

Executive Officers

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Newton B. Schott, Jr. (61) President, Chief Executive Officer and Secretary	01/1997 to present	Managing Director, Chief Administrative Officer, Secretary and General Counsel, PAD. Formerly, Executive Vice President, PAD.

Benno J. Fischer (61) Vice President	12/2002 to present	Managing Director, NFJ Investment Group.

E. Clifton Hoover (46) Vice President	12/2002 to present	Managing Director, NFJ Investment Group.

H. “Fox” Ling (45) Vice President	03/2003 to present	Portfolio Manager, ADAM of America L.P.

Henrik P. Larsen (33) Vice President	02/2000 to present	Vice President, Pacific Investment Management Company LLC (PIMCO). Formerly, Manager, PIMCO.

J. Chris Najork (58) Vice President	12/2002 to present	Managing Director, NFJ Investment Group.

Jeffrey M. Partenheimer (43) Vice President	03/2003 to present	Managing Director, NFJ Investment Group.

Jeffrey M. Sargent (40) Vice President	02/1996 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

John K. Schneider (38) Vice President	12/2000 to present	Portfolio Manager and Managing Director, PIMCO Equity Advisors.

Garlin G. Flynn (57) Assistant Secretary	03/1995 to present	Specialist, PIMCO.

John P. Hardaway (46) Treasurer and Financial Accounting Officer	08/1995 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Erik C. Brown (35) Assistant Treasurer	02/2001 to present	Vice President, PIMCO. Formerly, Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.

***	The Officers of the Trust are re-appointed annually by the Board of Trustees.

6.30.03 | PIMCO Funds Annual Report 49

Multi-Manager Series

Investment Adviser and Administrator	PIMCO Advisors Fund Management LLC, 888 San Clemente, Newport Beach, CA 92660

Distributor	PIMCO Advisors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902

Custodian	State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent	PFPC Global Fund Services, Inc., P.O. Box 9688, Providence, RI 02940-9688

Independent Auditors	PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

Legal Counsel	Ropes & Gray, One International Place, Boston, MA 02110

For Account Information	For PIMCO Funds account information contact your financial advisor, or if you receive account statements directly from PIMCO Advisors, you can also call 1-800-426-0107. Telephone representatives are available Monday–Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.pimcoadvisors.com.

This page is not part of the report

PZ016A.8/03

PIMCO

ADVISORS

Annual Report

06.30.03

PIMCO PEA Renaissance Fund

This material is authorized for use only when preceded or accompanied by a current PIMCO Funds: Multi-Manager Series prospectus, which describes in greater detail the investment policies, management fees and other matters of interest to prospective investors. Please read the prospectus carefully before you invest or send money.

P I M C O

ADVISORS

2	PIMCO PEA Renaissance Fund Annual Report | 06.30.03

Letter to Shareholders

Dear Shareholder:

Stock fund investors received a much-needed boost in recent months, as the equity markets experienced a robust rally—one that spanned a broad range of sectors, styles, market capitalizations and countries. Although geopolitical concerns had weighed on the markets in late 2002 and early 2003, these quickly dissipated in April with the formal end of the Iraq war. Continued monetary easing by the Federal Reserve and the passage of the Bush tax cut package added to the momentum, helping to rekindle investor interest in stocks.

While the S&P 500 Index posted a modest 0.25% gain during the past 12 months, it is significant to note that the Index rose more than 26% from its low on October 10, 2002 to June 30, 2003—the end of the fiscal year for the fund in this annual report. The international markets experienced similar trends, especially the emerging markets, which benefited from investors’ increased appetite for risk.

Even though stocks appear to be on a better footing, it is important to remember that markets never move straight up. Investors can—and should—expect bouts of volatility. That is why it remains essential to maintain a well-diversified portfolio. While it may be tempting to react hastily to changing market conditions, adhering to core stock and bond allocations is usually the best long-term strategy. As always, we encourage you to work with your financial advisor to develop an asset allocation plan that is tailored to your personal goals and risk tolerance.

If you have any questions about this report or your investment, please contact your financial advisor. You can also call PIMCO Advisors at 1-800-426-0107, or visit www.pimcoadvisors.com.

Once again, we thank you for the trust you have placed in us.

Sincerely,

Stephen Treadway
Chairman
July 31, 2003

06.30.03 | PIMCO PEA Renaissance Fund Annual Report	3

Management Review

• PIMCO PEA Renaissance Fund seeks to achieve capital appreciation by normally investing at least 65% of its assets in common stocks of companies with below-average valuations whose business fundamentals are expected to improve.

• The Fund’s Class A Shares returned –5.92% for the one-year period ended June 30, 2003, underperforming the Fund’s benchmark, the Russell Mid-Cap Value Index, which returned –0.65%.

• Despite underperformance for the year, the Fund outperformed its benchmark index and Lipper Average for the six months ended June 30, 2003. In addition, it continues to meaningfully outperform over the longer term.

• The outlook for U.S. equities improved greatly over the past 12 months, as late 2002 volatility gave way to greater investor optimism, and broad stock market gains, in the first half of 2003.

• The Fund was hurt by its exposure to cyclical stocks, which underperformed significantly in the third quarter of 2002 and the first quarter of 2003. In particular, semiconductor stocks such as Micron Technology proved to be a drag on performance.

• However, this cyclical positioning aided performance in the fourth quarter of 2002 and especially in the second quarter of 2003, as investors began to anticipate an economic recovery. The Fund’s overweighting of technology stocks, primarily commodity technology issues, benefited performance during these periods.

• The Fund benefited from its over-weight position in energy for much of the past year. In particular, Nabors Industries and Valero Energy performed well.

• The Fund’s performance was also helped by good stock selection in the consumer discretionary sector.

4	PIMCO PEA Renaissance Fund Annual Report | 06.30.03

PIMCO Renaissance Fund Performance Summary

Average Annual Total Return For periods ended 6/30/03

	1 year	5 year	10 year	Inception (4/18/88)
PIMCO PEA Renaissance Fund Class A	-5.92%	9.30%	15.31%	13.28%
PIMCO PEA Renaissance Fund Class A Adjusted	-11.09%	8.07%	14.66%	12.86%
PIMCO PEA Renaissance Fund Class B	-6.60%	8.45%	14.70%	12.89%
PIMCO PEA Renaissance Fund Class B Adjusted	-11.06%	8.20%	14.70%	12.89%
PIMCO PEA Renaissance Fund Class C Adjusted	-7.54%	8.48%	14.45%	12.43%
Russell Mid-Cap Value Index	-0.65%	4.07%	11.25%	—
Lipper Mid-Cap Value Fund Average	0.62%	4.97%	10.87%	—

Change in Value For periods ended 6/30/03

Past performance is no guarantee of future results.

06.30.03 | PIMCO PEA Renaissance Fund Annual Report	5

Footnotes

Past performance is no guarantee of future results. Investment return will fluctuate and the value of an investor’s shares will fluctuate and may be worth more or less than original cost when redeemed. The average annual total return measures performance assuming that all dividend and capital gain distributions were reinvested. Returns shown do not reflect the deduction of taxes that a shareholder would pay (i) on fund distributions or (ii) the redemption of fund shares. All share classes have the same portfolio but different expenses. The Growth of $10,000 chart does not take into account any sales charges or expenses. Lipper, Inc. calculates the Lipper Averages. It is the total return performance average of funds that are tracked by Lipper that have the same Fund Classification. Lipper does not take into account sales charges. Returns are for the actual share class unless otherwise indicated. Returns for Class A & B represent the prior performance of Class C shares, adjusted as necessary, to reflect different sales charges and different operating expenses. The inception dates for Class A and B are 2/91 and 5/95, respectively. Returns for Class A shares, adjusted include the effect of the maximum 5.5% initial sales charge. Returns for Class B shares, adjusted include the effect of paying the contingent deferred sales charge (CDSC), which declines from 5% in the first year to 0% at the beginning of the seventh year. Returns for Class C shares, adjusted have a 1% CDSC, which may apply in the first year of ownership. The Funds may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to the following: derivative risk, small company risk, foreign security risk, high yield security risk and specific sector investment risks. A fund investing in derivatives could lose more than the principal amount invested and is subject to the risk of the issuer’s ability to meet payments on obligations. Investing in foreign securities may entail risk due to foreign economic and political developments and may be enhanced when investing in emerging markets. An investment in high-yield securities generally involves greater risk to principal than an investment in higher-rated securities. Investing in smaller companies may entail greater risk than larger companies, including higher volatility. Concentrating on investments in individual sectors may add additional risk and additional volatility compared to a diversified equity fund. This material is authorized for use only when preceded or accompanied by the current PIMCO Funds: Multi-Manager Series prospectus, which describes in greater detail the investment policies, management fees and other matters of interest to prospective investors. Please read the prospectus carefully before you invest or send money. PIMCO Advisors Distributors LLC, 2187 Atlantic Street, Stamford, CT, 06902, www.pimcoadvisors.com, 1-888-87-PIMCO.

Not FDIC Insured | May Lose Value | No Bank Guarantee

6	PIMCO PEA Renaissance Fund Annual Report | 06.30.03

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06.30.03 | PIMCO PEA Renaissance Fund Annual Report	7

Schedule of Investments

June 30, 2003

	Shares	Value (000s)
Common Stocks 89.7%

Aerospace 0.6%
Goodrich Corp.	1,004,100	$21,086

Capital Goods 12.0%
ArvinMeritor, Inc.	2,160,000	43,589
CNH Global N.V.	1,681,480	16,041
Navistar International Corp. (a)	5,332,100	173,986
Tyco International Ltd.	6,179,800	117,293
Visteon Corp.	5,145,800	35,352
York International Corp.	686,700	16,069

		402,330

Consumer Discretionary 5.3%
Goodyear Tire & Rubber Co.	240,000	1,260
J.C. Penney Co., Inc.	8,436,300	142,152
Sears, Roebuck & Co.	1,025,000	34,481

		177,893

Consumer Services 1.6%
Liberty Media Corp. ‘A’ (a)	4,565,981	52,783

Consumer Staples 1.7%
Loews Corp. - Carolina Group	844,063	22,790
Smithfield Foods, Inc. (a)	1,080,000	24,754
Tyson Foods, Inc.	875,000	9,292

		56,836

Energy 7.2%
Pride International, Inc. (a)	6,476,038	121,879
Rowan Cos., Inc. (a)	2,202,167	49,329
Transocean, Inc. (a)	460,000	10,106
Valero Energy Corp.	1,550,000	56,311
Veritas DGC, Inc. (a)	200,000	2,300

		239,925

Financial & Business Services 20.0%
American Financial Group, Inc.	1,152,892	26,286
AmeriCredit Corp. (a)	7,127,900	60,944
CIGNA Corp.	310,000	14,551
CIT Group, Inc.	6,938,600	171,036
CNA Financial Corp. (a)	570,000	14,022
Comerica, Inc.	100,000	4,650
Fairfax Financial Holdings Ltd.	312,850	47,201
Freddie Mac	1,350,000	68,540
J.P. Morgan Chase & Co.	4,406,800	150,624
Loews Corp.	1,088,600	51,480
SPDR Trust	150,000	14,645
UnumProvident Corp.	3,151,440	42,261

		666,240

Healthcare 0.3%
Tenet Healthcare Corp. (a)	180,000	2,097
The Phoenix Cos., Inc.	710,000	6,411

		8,508

8	PIMCO PEA Renaissance Fund Annual Report | 06.30.03 |	See accompanying notes

	Shares	Value (000s)
Materials & Processing 10.2%
Alcan, Inc.	741,000	$23,186
Bowater, Inc.	1,080,000	40,446
Crompton Corp.	3,938,185	27,764
FMC Corp. (a)	1,385,000	31,343
Freeport-McMoran Copper & Gold, Inc.	630,000	15,435
Georgia-Pacific Corp.	3,558,000	67,424
IMC Global, Inc.	8,707,700	58,429
Imperial Chemical Industries PLC	4,160,000	8,426
Imperial Chemical Industries PLC SP - ADR	1,030,000	8,549
Nova Chemicals Corp.	97,000	1,847
Phelps Dodge Corp.	180,000	6,901
Premcor, Inc. (a)	320,000	6,896
Smurfit-Stone Container Corp. (a)	30,000	391
Solutia, Inc.	6,297,000	13,727
Tembec, Inc. (a)	4,408,900	26,445
United States Steel Corp.	220,000	3,601

		340,810

Technology 17.9%
Advanced Micro Devices Export Sdn. Bhd. (a)	4,500,000	28,845
Agilent Technologies, Inc. (a)	500,000	9,775
Amkor Technology, Inc. (a)	1,084,400	14,249
Credence Systems Corp. (a)	2,083,200	17,645
Kulicke & Soffa Industries, Inc. (a)	2,780,000	17,764
Maxtor Corp. (a)	440,500	3,308
Micron Technology, Inc. (a)	10,593,358	123,201
Sanmina-SCI Corp. (a)	27,428,200	173,072
Solectron Corp. (a)	20,738,300	77,561
Teradyne, Inc. (a)	7,540,000	130,517

		595,937

Transportation 6.2%
AMR Corp. (a)	4,948,600	54,435
CSX Corp.	2,635,900	79,314
Swift Transportation Co., Inc. (a)	3,999,800	74,476

		208,225

Utilities 6.7%
Allegheny Energy, Inc.	3,308,000	27,953
Calpine Corp. (a)	5,000	33
PG&E Corp. (a)	7,353,400	155,524
Reliant Resources, Inc. (a)	6,622,000	40,593
		224,103

Total Common Stocks (Cost $2,808,913)		2,994,676

Convertible Preferred Stock 0.3%
Household International, Inc. 8.875% due 02/15/2006	280,000	9,778

Total Convertible Preferred Stock (Cost $7,000)		9,778

See accompanying notes	| 06.30.03 | PEA PIMCO Renaissance Fund Annual Report	9

Schedule of Investments (Cont.)

June 30, 2003

	Principal Amount (000s)	Value (000s)
Convertible Bonds & Notes 0.4%

Healthcare 0.1%
HEALTHSOUTH Corp.
3.250% due 04/01/2003 (b)	$7,000	$3,605

Industrials 0.3%
Micron Technology, Inc.
2.500% due 02/01/2010	9,320	11,172

Total Convertible Bonds & Notes (Cost $16,320)		14,777

Short-term Instruments 25.2%
	Shares
Money Market Fund 16.2%
State Street Navigator Securities Lending Prime Portfolio (c)	538,976,783	538,977

	Principal Amount (000s)
Repurchase Agreement 9.0%
State Street Bank
0.800% due 07/01/2003	$300,156	300,156

(Dated 06/30/2003. Collateralized by

Federal Home Loan Bank 1.370% due 05/03/2004 valued at $102,000 and

Federal Home Loan Bank 1.500% due 05/13/2005 valued at $102,000 and

Fannie Mae 0.000% due 08/13/2003 valued at $102,001 and

Federal Home Loan Bank 1.470% due 05/14/2004 valued at $160.

Repurchase proceeds are $300,163.)

Total Short-Term Instruments (Cost $839,133)		839,133

Total Investments 115.6% (Cost $3,671,366)		$3,858,364

Other Assets and Liabilities (Net) (15.6%)		(520,385)

Net Assets 100.0%		$3,337,979

Notes to Schedule of Investments (amounts in thousands):

(a)	Non-income producing security.

(b)	Security is in default.

(c)	Security purchased with the cash proceeds from securities loans. The aggregate market value of the securities on loan was $525,093 as of June 30, 2003.

10	PIMCO PEA Renaissance Fund Annual Report | 06.30.03 |	See accompanying notes

Financial Highlights

Class A Shares

Selected Per Share Data for the Year Ended:	06/30/2003	06/30/2002		06/30/2001	06/30/2000	06/30/1999
Net Asset Value Beginning of Year	$19.10	$19.31		$14.95	$18.21	$19.10
Net Investment Income (Loss) (a)	0.01	0.02		0.10	0.06	(0.01)
Net Realized/Unrealized Gain (Loss) on Investments (a)	(1.24)	1.09		5.46	0.13	1.45
Total Income (Loss) from Investment Operations	(1.23)	1.11		5.56	0.19	1.44
Dividends from Net Investment Income	0.00	0.00		(0.07)	0.00	0.00
Distributions from Net Realized Capital Gains	(0.69)	(1.32)		(1.13)	(3.45)	(2.33)
Total Distributions	(0.69)	(1.32)		(1.20)	(3.45)	(2.33)
Net Asset Value End of Year	$17.18	$19.10		$19.31	$14.95	$18.21
Total Return	(5.92)%	5.43%		38.39%	3.36%	9.94%
Net Assets End of Year (000s)	$1,157,435	$1,503,396		$424,024	$68,433	$90,445
Ratio of Net Expenses to Average Net Assets	1.25%	1.24	%(b)(c)	1.25%	1.25%	1.26	%(d)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.09%	0.09%		0.57%	0.36%	(0.04)%
Portfolio Turnover Rate	76%	109%		138%	133%	221%

(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	If the net assets for the Class A, B and C shares did not exceed 2.5 billion dollars, the ratio of expenses to average net assets would have been 1.25% for the period ended June 30, 2002.
(c)	Ratio of expenses to average net assets excluding trustees’ expense is 1.23%.
(d)	Ratio of expenses to average net assets excluding trustees’ expense is 1.25%.

See accompanying notes	| 06.30.03 | PIMCO PEA Renaissance Fund Annual Report	11

Financial Highlights

Class B Shares

Selected Per Share Data for the Year Ended:	06/30/2003	06/30/2002		06/30/2001	06/30/2000	06/30/1999
Net Asset Value Beginning of Year	$18.37	$18.74		$14.60	$17.99	$19.06
Net Investment (Loss) (a)	(0.09)	(0.13)		(0.03)	(0.07)	(0.13)
Net Realized/Unrealized Gain (Loss) on Investments (a)	(1.22)	1.08		5.31	0.13	1.39
Total Income (Loss) from Investment Operations	(1.31)	0.95		5.28	0.06	1.26
Dividends from Net Investment Income	0.00	0.00		(0.01)	0.00	0.00
Distributions from Net Realized Capital Gains	(0.69)	(1.32)		(1.13)	(3.45)	(2.33)
Total Distributions	(0.69)	(1.32)		(1.14)	(3.45)	(2.33)
Net Asset Value End of Year	$16.37	$18.37		$18.74	$14.60	$17.99
Total Return	(6.60)%	4.71%		37.23%	2.59%	8.94%
Net Assets End of Year (000s)	$838,701	$1,090,610		$315,977	$89,621	$126,576
Ratio of Net Expenses to Average Net Assets	2.00%	1.98	%(b)	2.00%	2.00%	2.00%
Ratio of Net Investment (Loss) to Average Net Assets	(0.66)%	(0.65)%		(0.17)%	(0.45)%	(0.78)%
Portfolio Turnover Rate	76%	109%		138%	133%	221%

(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	If the net assets for the Class A, B and C shares did not exceed 2.5 billion dollars, the ratio of expenses to average net assets would have been 2.00% for the period ended June 30, 2002.

12	PIMCO PEA Renaissance Fund Annual Report | 06.30.03 |	See accompanying notes

Financial Highlights

Class C Shares

Selected Per Share Data for the Year Ended:	06/30/2003	06/30/2002		06/30/2001	06/30/2000	06/30/1999
Net Asset Value Beginning of Year	$18.26	$18.64		$14.52	$17.91	$18.96
Net Investment (Loss) (a)	(0.09)	(0.13)		(0.02)	(0.07)	(0.13)
Net Realized/Unrealized Gain (Loss) on Investments (a)	(1.22)	1.07		5.28	0.13	1.41
Total Income (Loss) from Investment Operations	(1.31)	0.94		5.26	0.06	1.28
Dividends from Net Investment Income	0.00	0.00		(0.01)	0.00	0.00
Distributions from Net Realized Capital Gains	(0.69)	(1.32)		(1.13)	(3.45)	(2.33)
Total Distributions	(0.69)	(1.32)		(1.14)	(3.45)	(2.33)
Net Asset Value End of Year	$16.26	$18.26		$18.64	$14.52	$17.91
Total Return	(6.65)%	4.68%		37.29%	2.60%	9.12%
Net Assets End of Year (000s)	$1,020,956	$1,439,607		$607,511	$311,519	$442,049
Ratio of Net Expenses To Average Net Assets	2.00%	1.99	%(b)(c)	2.00%	2.00%	2.00%
Ratio of Net Investment (Loss) to Average Net Assets	(0.66)%	(0.65)%		(0.14)%	(0.45)%	(0.79)%
Portfolio Turnover Rate	76%	109%		138%	133%	221%

(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	If the net assets for the Class A, B and C shares did not exceed 2.5 billion dollars, the ratio of expenses to average net assets would have been 2.00% for the period ended June 30, 2002.
(c)	Ratio of expenses to average net assets excluding trustees’ expense is 1.98%.

See accompanying notes	| 06.30.03 | PIMCO PEA Renaissance Fund Annual Report	13

Statement of Assets and Liabilities

June 30, 2003

Amounts in thousands, except per share amounts

Assets:
Investments, at value	$3,858,364
Cash	866
Security lending interest receivable	202
Receivable for investments sold	30,481
Receivable for Fund shares sold	24,677
Interest and dividends receivable	1,374

3,915,964

Liabilities:
Payable for investments purchased	$26,218
Payable for Fund shares redeemed	8,448
Payable for collateral for securities on loan	538,977
Accrued investment advisory fee	1,588
Accrued administration fee	1,010
Accrued distribution fee	1,127
Accrued servicing fee	617

577,985

Net Assets	$3,337,979

Net Assets Consist of:
Paid in capital	$4,059,483
Undistributed net investment income	0
Accumulated undistributed net realized (loss)	(908,514)
Net unrealized appreciation	187,010

$3,337,979

Net Assets:
Class A	$1,157,435
Class B	838,701
Class C	1,020,956

Other Classes	320,887

Shares Issued and Outstanding:
Class A	67,358
Class B	51,249
Class C	62,781

Net Asset Value and Redemption Price* Per Share (Net Assets Per Share Outstanding)
Class A	$17.18
Class B	16.37
Class C	16.26

Cost of Investments Owned	$3,671,366

*	With respect to the A, B and C Classes, the redemption price varies by the length of time the shares are held.

14	PIMCO PEA Renaissance Fund Annual Report | 06.30.03 |	See accompanying notes

Statement of Operations

For the year ended June 30, 2003

Amounts in thousands

Investment Income:
Interest	$2,021
Dividends, net of foreign taxes	37,143
Security lending income	1,655

Total Income	40,819

Expenses:
Investment advisory fees	18,258
Administration fees	11,754
Distribution fees–Class B	5,759
Distribution fees–Class C	7,314
Servicing fees–Class A	2,623
Servicing fees–Class B	1,920
Servicing fees–Class C	2,438
Distribution and/or servicing fees–Other Classes	315
Trustees’ fees	189
Interest expense	11

Total Expenses	50,581

Net Investment (Loss)	(9,762)

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(884,624)
Net realized gain on foreign currency transactions	10,592
Net change in unrealized appreciation on investments	461,143
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	12

Net (Loss)	(412,877)

Net (Decrease) in Assets Resulting from Operations	$(422,639)

See accompanying notes	| 06.30.03 | PIMCO PEA Renaissance Fund Annual Report	15

Statements of Changes in Net Assets

Amounts in thousands

Increase (Decrease) in Net Assets from:	Year Ended June 30, 2003	Year Ended June 30, 2002
Operations:
Net investment (loss)	$(9,762)	$(9,371)
Net realized gain (loss)	(874,032)	178,029
Net change in unrealized appreciation (depreciation)	461,155	(331,383)

Net (decrease) resulting from operations	(422,639)	(162,725)

Distributions to Shareholders:
From net investment income
Class A	0	0
Class B	0	0
Class C	0	0
Other Classes	0	(1)
From net realized capital gains
Class A	(47,869)	(48,200)
Class B	(36,804)	(36,377)
Class C	(47,251)	(57,214)
Other Classes	(11,331)	(9,965)
Tax basis return of capital
Class A	(3)	0
Class B	(2)	0
Class C	(2)	0
Other Classes	0	0

Total Distributions	(143,262)	(151,757)

Fund Share Transactions:
Receipts for shares sold
Class A	368,546	1,423,634
Class B	83,311	909,475
Class C	132,825	1,130,667
Other Classes	182,732	434,437
Issued as reinvestment of distributions
Class A	38,689	38,944
Class B	29,379	26,591
Class C	36,073	44,069
Other Classes	9,759	8,783
Cost of shares redeemed
Class A	(563,860)	(274,495)
Class B	(222,504)	(78,518)
Class C	(387,268)	(246,579)
Other Classes	(167,265)	(152,092)
Net increase (decrease) resulting from Fund share transactions	(459,583)	3,264,916

Fund Redemption Fee	5	0

Total Increase (Decrease) in Net Assets	(1,025,479)	2,950,434

Net Assets:
Beginning of period	4,363,458	1,413,024
End of period *	$3,337,979	$4,363,458

*Including undistributed net investment income of:	$0	$156,303

16	PIMCO PEA Renaissance Fund Annual Report | 06.30.03 |	See accompanying notes

Notes to Financial Statements

June 30, 2003

1. Organization

The PEA Renaissance Fund (the “Fund”) is a Fund of the PIMCO Funds: Multi-Manager Series (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of forty-four separate investment funds (the “Funds”). The Trust may offer up to seven classes of shares: Institutional, Administrative, A, B, C, D and R. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the A, B and C Classes (the “Retail Classes”) of the Fund. Certain detailed financial information for the Institutional, Administrative, D and R Classes (the “Other Classes”) is provided separately and is available upon request.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The market value for NASDAQ National Market and SmallCap securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Fixed income securities, including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Certain securities for which daily market quotations are not readily available may be valued pursuant to guidelines established by the Board of Trustees. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Fund may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Foreign Currency. The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, of the Fund, are declared and distributed to shareholders annually. Net long-term capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

06.30.03 | PIMCO PEA Renaissance Fund Annual Report	17

Notes to Financial Statements (Cont.)

June 30, 2003

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Fund has equal rights as to assets and voting privileges. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the Fund are allocated daily to each class of shares based on the relative net assets of each class.

Federal Income Taxes. The Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Taxes on Dividends. Dividend income in the Statement of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were $393,367.

Securities Lending. The Fund may engage in security lending. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loan, each such Fund will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Security lending income is disclosed as such in the Statement of Operations. The collateral for securities on loan is recognized in the Statement of Assets and Liabilities. The cash collateral is maintained on the Fund’s behalf by the lending agent and is invested in the State Street Navigator Securities Lending Prime Portfolio. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially.

Repurchase Agreements. The Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. PIMCO Advisors Fund Management LLC (PIMCO Advisors) is an indirect subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at the annual rate based on average daily net assets of the Fund. The Advisory Fee is charged at an annual rate of 0.60%.

Administration Fee. The Adviser provides administration services to the Trust for which it receives from the Fund a monthly administration fee based on each share class’ average daily net assets. The Administration Fee for the A, B and C Classes is charged at the annual rate of 0.40%. The Administration Fee rate for the Fund is subject to a reduction of 0.05% per year on average daily net assets attributable in the aggregate to the Fund’s Class A, B and C shares in excess of $2.5 billion. The Administration Fee for the Institutional and Administrative Classes is charged at the annual rate of 0.25%. The Administration Fee for Class D is charged at the annual rate of 0.40%. The Administration Fee for Class R is charged at the annual rate of 0.50%.

Redemption Fee. Investors in Institutional Class, Administrative Class and Class D shares of the Fund will be subject to a “Redemption Fee” on redemptions and exchanges of 1.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 30 days of their acquisition (i.e., beginning on the 31st day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges. A new 30 day period will begin with each acquisition of shares through a purchase or exchange. Redemption fees, if any, are recorded as additions to paid in capital in the Statements of Changes in Net Assets.

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption fees are paid to and retained by the Fund to defray certain costs and are not paid to or retained by PIMCO Advisors, the Fund’s Sub-Advisor, or the Distributor. Redemption

18	PIMCO PEA Renaissance Fund Annual Report | 06.30.03

Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees.

Redemptions and exchanges by shareholders that are investing through qualified retirement plans such as 401(k) plans will not be subject to the Redemption Fee. In addition, redemptions and exchanges by shareholders that are investing through financial institutions (for example, through broker-dealer omnibus accounts) that have not agreed to assess the Redemption Fees against such shareholders will not be subject to Redemption Fees. The Trust may eliminate or modify these waivers at any time.

Distribution and Servicing Fees. PIMCO Advisors Distributors LLC (PAD) is an indirect wholly-owned subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse PAD on a quarterly basis, out of the Administrative Class assets of the Fund in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to PAD was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of June 30, 2003.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R Classes of the Trust, the Trust compensates PAD or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C, D and R Classes. The Trust paid PAD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee (%)	Servicing Fee (%)
Class A
All Funds	—	0.25

Class B
All Funds	0.75	0.25

Class C
All Funds	0.75	0.25

Class D
All Funds	—	0.25

Class R
All Funds	0.25	0.25

PAD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the period ended June 30, 2003, PAD received $5,017,165 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is also responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO Advisors or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO Advisors or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

06.30.03 | PIMCO PEA Renaissance Fund Annual Report	19

Notes to Financial Statements (Cont.)

June 30, 2003

Each unaffiliated Trustee receives a quarterly retainer of $14,250, plus $3,000 for each Board of Trustees meeting attended ($1,500 if the meeting is attended by telephone), and $1,500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. The Chairman of the Audit and Performance Committees receives an additional annual retainer of $3,000, the Chairman of the Independent Trustees receives an additional annual retainer of $7,000, and each Vice Chairman of the Independent Trustees receives an additional annual retainer of $4,000. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with extraordinary Fund activities or circumstances, the Trustee shall be compensated for such services at the rate of $2,000 per day, plus reimbursement of reasonable expenses. Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1997, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets.

4. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2003, were as follows (amounts in thousands):

Non - U.S. Government/Agency
Purchases	Sales
$2,286,864	$3,177,774

5. Federal Income Tax Matters

As of June 30, 2003, the components of distributable taxable earnings were as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation/ (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities(1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses(2)	Post-October Deferral(3)
$0	$0	$12	$0	$(439,976)	$(388,386)

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain options, and foreign currency transactions.
(2)	Capital loss carryovers expire in varying amounts through June 30, 2011.
(3)	Capital losses realized during the period November 1, 2002 through June 30, 2003 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

As of June 30, 2003, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(4)
$3,751,518	$420,638	$(313,792)	$106,846

(4)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

20	PIMCO PEA Renaissance Fund Annual Report | 06.30.03

As of fiscal year ended June 30, 2003, the Fund made the following tax basis distributions (amounts in thousands):

Ordinary Income Distributions(5)	Long-Term Capital Gains Distributions	Return of Capital(6)
$137,319	$5,936	$7

(5)	Includes short-term capital gains.
(6)	Return of capital distributions have been reclassified from undistributed net investment income to paid in capital to more appropriately conform financial accounting to tax accounting.

Net operating losses have been reclassified from undistributed net investment income to paid in capital to more appropriately conform financial accounting to tax accounting.

6. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 06/30/2003		Year Ended 06/30/2002
	Shares	Amount	Shares	Amount
Receipts for shares sold
Class A	24,530	$368,546	68,399	$1,423,634
Class B	5,763	83,311	45,237	909,475
Class C	9,239	132,825	56,648	1,130,667
Other Classes	11,832	182,732	20,854	434,437

Issued as reinvestment of distributions
Class A	2,567	38,689	1,938	38,944
Class B	2,039	29,379	1,371	26,591
Class C	2,519	36,073	2,285	44,069
Other Classes	644	9,759	435	8,783

Cost of shares redeemed
Class A	(38,445)	(563,860)	(13,592)	(274,495)
Class B	(15,937)	(222,504)	(4,082)	(78,518)
Class C	(27,837)	(387,268)	(12,666)	(246,579)
Other Classes	(11,145)	(167,265)	(7,488)	(152,092)

Net increase (decrease) resulting from Fund share transactions	(34,231)	$(459,583)	159,339	$3,264,916

06.30.03 | PIMCO PEA Renaissance Fund Annual Report	21

Report of Independent Auditors

To the Trustees of the PIMCO Funds: Multi-Manager Series and Class A, B and C Shareholders of the PEA Renaissance Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Class A, B and C shares presents fairly, in all material respects, the financial position of the PEA Renaissance Fund (a fund of the PIMCO Funds: Multi-Manager Series, hereafter referred to as the “Fund”) at June 30, 2003, the results of its operations, the changes in its net assets and the financial highlights for the Class A, B and C shares for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 2003 by correspondence with the custodian and counterparties, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

August 22, 2003

22	PIMCO PEA Renaissance Fund Annual Report | 06.30.03

Federal Income Tax Information (unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s fiscal year end (June 30, 2003) regarding the status of qualified dividend income for individuals and the dividend received deduction for corporations.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended June 30, 2003 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2003:

PEA Renaissance Fund	0.00%

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s fiscal 2003 ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below:

PEA Renaissance Fund	23.96%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2004, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2003.

06.30.03 | PIMCO PEA Renaissance Fund Annual Report	23

Trustees and Officers of PIMCO Funds: Multi-Manager Series (unaudited)

The chart below identifies the Trustees and Officers of the Trust. The “interested” Trustee defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

Trustees of the Trust

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee

Stephen J. Treadway* (56) Chairman of the Board and Trustee	05/1997 To Present	Managing Director, ADAM of America L.P.; Managing Director and Chief Executive Officer, PIMCO Advisors Distributors LLC (“PAD”); and Managing Director and Chief Executive Officer, PIMCO Advisors Fund Management LLC (PIMCO Advisors).	44	Chairman, or Chairman and Trustee, thirteen Funds advised by PIMCO Advisors.

Independent Trustees

E. Philip Cannon (62) Trustee	03/2000 To Present	President, Houston Zoo, Inc., Proprietor, Cannon & Company. Formerly, Headmaster, St. John’s School, Houston, Texas.	114	Trustee, PIMCO Funds: Pacific Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and PIMCO Variable Insurance Trust.

Donald P. Carter (76) Trustee	01/1997 To Present	Retired. Formerly, Chairman, Executive Vice President and Director,Cunningham & Walsh, Inc., Chicago, (advertising agency); Chairman and Director, Moduline Industries, Inc., (a manufacturer of commercial windows and curtain walls).	44	None

Gary A. Childress (69) Trustee	01/1997 To Present	Private investor. Formerly, Chairman and Director, Bellefonte Lime Company, Inc., (calcitic lime producer); and partner, GenLime, L.P.	44	None

Theodore J. Coburn (49) Trustee	06/2002 To Present	President, Coburn Group; Partner, Brown, Coburn & Co. Formerly, Senior Vice President, NASDAQ Stock Market.	44	None

W. Bryant Stooks (62) Trustee	01/1997 To Present	President, Bryant Investments, Ltd.; President, Ocotillo At Price, LLC, (real estate investments); Director, American Agritec LLC, (manufacturer of hydrophonics products). Formerly, President, Senior Vice President, Director and Chief Executive Officer, Archirodon Group Inc., (international construction firm).	44	None

Gerald M. Thorne (65) Trustee	01/1997 To Present	Director, VPI Inc., (plastics company); and American Orthodontics Corp. Formerly, Director, Kaytee, Inc., (birdseed company); President and Director, Firstar National Bank of Milwaukee; Chairman, President and Director, Firstar National Bank of Sheboygan; and Director, Bando-McGlocklin, (small business investment company); Director, Schrier Malt.	44	None

*	Mr. Treadway is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with ADAM of America L.P. and its affiliates.
**	Trustees serve until their successors are duly elected and qualified.

24	PIMCO PEA Renaissance Fund Annual Report | 06.30.03

Executive Officers

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Newton B. Schott, Jr. (61) President, Chief Executive Officer and Secretary	01/1997 to present	Managing Director, Chief Administrative Officer, Secretary and General Counsel, PAD. Formerly, Executive Vice President, PAD.

Benno J. Fischer (61) Vice President	12/2002 to present	Managing Director, NFJ Investment Group.

E. Clifton Hoover (46) Vice President	12/2002 to present	Managing Director, NFJ Investment Group.

H. “Fox” Ling (45) Vice President	03/2003 to present	Portfolio Manager, ADAM of America L.P.

Henrik P. Larsen (33) Vice President	02/2000 to present	Vice President, Pacific Investment Management Company, LLC (PIMCO). Formerly, Manager, PIMCO.

J. Chris Najork (58) Vice President	12/2002 to present	Managing Director, NFJ Investment Group.

Jeffrey M. Partenheimer (43) Vice President	03/2003 to present	Managing Director, NFJ Investment Group.

Jeffrey M. Sargent (40) Vice President	02/1996 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

John K. Schneider (38) Vice President	12/2000 to present	Portfolio Manager and Managing Director, PIMCO Equity Advisors.

Garlin G. Flynn (57) Assistant Secretary	03/1995 to present	Specialist, PIMCO.

John P. Hardaway (46) Treasurer and Financial Accounting Officer	08/1995 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Erik C. Brown (35) Assistant Treasurer	02/2001 to present	Vice President, PIMCO. Formerly, Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.

***	The Officers of the Trust are re-appointed annually by the Board of Trustees.

06.30.03 | PIMCO PEA Renaissance Fund Annual Report	25

Multi-Manager Series

Investment Adviser and Administrator	PIMCO Advisors Fund Management LLC, 888 San Clemente, Newport Beach, CA 92660

Distributor	PIMCO Advisors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902

Custodian	State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent	PFPC Global Fund Services, Inc., P.O. Box 9688, Providence, RI 02940-9688

Independent Auditors	PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

Legal Counsel	Ropes & Gray, One International Place, Boston, MA 02110

For Account Information	For PIMCO Funds account information contact your financial advisor, or if you receive account statements directly from PIMCO Advisors, you can also call 1-800-426-0107. Telephone representatives are available Monday–Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.pimcoadvisors.com.

P I M C O

ADVISORS

Receive this report electronically and eliminate paper mailings.

To enroll, go to www.pimcoadvisors.com/edelivery.

Annual Report

06.30.03

PIMCO PEA Innovation Fund

This material is authorized for use only when preceded or accompanied by a current PIMCO Funds: Multi-Manager Series prospectus, which describes in greater detail the investment policies, management fees and other matters of interest to prospective investors. Please read the prospectus carefully before you invest or send money.

P I M C O

ADVISORS

2	PIMCO PEA Innovation Fund Annual Report | 06.30.03

Letter to Shareholders

Dear Shareholder:

Stock fund investors received a much-needed boost in recent months, as the equity markets experienced a robust rally—one that spanned a broad range of sectors, styles, market capitalizations and countries. Although geopolitical concerns had weighed on the markets in late 2002 and early 2003, these quickly dissipated in April with the formal end of the Iraq war. Continued monetary easing by the Federal Reserve and the passage of the Bush tax cut package added to the momentum, helping to rekindle investor interest in stocks.

While the S&P 500 Index posted a modest 0.25% gain during the past 12 months, it is significant to note that the Index rose more than 26% from its low on October 10, 2002 to June 30, 2003—the end of the fiscal year for the fund in this annual report. The international markets experienced similar trends, especially the emerging markets, which benefited from investors’ increased appetite for risk.

Even though stocks appear to be on a better footing, it is important to remember that markets never move straight up. Investors can—and should—expect bouts of volatility. That is why it remains essential to maintain a well-diversified portfolio. While it may be tempting to react hastily to changing market conditions, adhering to core stock and bond allocations is usually the best long-term strategy. As always, we encourage you to work with your financial advisor to develop an asset allocation plan that is tailored to your personal goals and risk tolerance.

If you have any questions about this report or your investment, please contact your financial advisor. You can also call PIMCO Advisors at 1-800-426-0107, or visit www.pimcoadvisors.com.

Once again, we thank you for the trust you have placed in us.

Sincerely,

Stephen Treadway

Chairman

July 31, 2003

06.30.03 | PIMCO PEA Innovation Fund Annual Report	3

Management Review

• PIMCO PEA Innovation Fund seeks to achieve capital appreciation by normally investing at least 65% of its assets in common stocks of companies which utilize new, creative or different, or “innovative” technologies to gain a strategic competitive advantage in their industry, as well as companies that provide and service those technologies.

• For the 12-month period ending June 30, 2003, PIMCO PEA Innovation Fund underperformed the S&P 500 Index and the NASDAQ Composite Index. The Fund’s Class A Shares returned –3.78%. The NASDAQ Composite Index returned 10.91% and the S&P 500 Index returned 0.25% for the same period.

• Overcoming an initial sell-off in late 2002, the technology sector rebounded strongly in the first half of 2003, finishing the 12-month period in positive territory. There were a number of factors fueling this rally, most notably the formal end of the Iraq war, heavy U.S. monetary and fiscal stimuli and the passage of favorable new tax legislation.

• The Fund’s underperformance was largely due to its results early in the period, when it was hurt by its overweighting of more cyclical areas of technology. The portfolio’s software holdings also negatively affected performance, as uncertainty about the economy left companies reluctant to purchase new software.

• Nonetheless, the Fund’s cyclical positioning, which caused it to underperform in the third quarter, enabled it to outperform as the fiscal year progressed. Semiconductors showed particular strength during the period, with stocks such as Vitesse Semiconductor experiencing substantial gains.

• The Fund further benefited from its exposure to telecom equipment stocks. These issues rebounded dramatically from oversold conditions as the macroeconomic environment stabilized and companies took steps to improve their balance sheets. Internet-related holdings also aided results, with Yahoo! and eBay posting gains of more than 35% and 20%, respectively.

4	PIMCO PEA Innovation Fund Annual Report | 06.30.03

PIMCO PEA Innovation Fund Performance Summary

Average Annual Total Return For periods ended 6/30/03

	1 year	5 year	Inception (12/22/94)
PIMCO PEA Innovation Fund Class A	-3.78%	-6.42%	7.98%
PIMCO PEA Innovation Fund Class A Adjusted	-9.07%	-7.47%	7.26%
PIMCO PEA Innovation Fund Class B	-4.58%	-7.06%	7.35%
PIMCO PEA Innovation Fund Class B Adjusted	-9.35%	-7.34%	7.35%
PIMCO PEA Innovation Fund Class C Adjusted	-5.46%	-7.05%	7.21%
NASDAQ Composite Index	10.91%	-3.04%	—
S&P 500 Index	0.25%	-1.61%	—
Lipper Science & Technology Fund Average	7.33%	-2.83%	—

Change in Value For periods ended 6/30/03

Past performance is no guarantee of future results.

06.30.03 | PIMCO PEA Innovation Fund Annual Report	5

Footnotes

Past performance is no guarantee of future results. Investment return will fluctuate and the value of an investor’s shares will fluctuate and may be worth more or less than original cost when redeemed. The average annual total return measures performance assuming that all dividend and capital gain distributions were reinvested. Returns shown do not reflect the deduction of taxes that a shareholder would pay (i) on fund distributions or (ii) the redemption of fund shares. All share classes have the same portfolio but different expenses. The Growth of $10,000 chart does not take into account any sales charges or expenses. Lipper, Inc. calculates the Lipper Averages. It is the total return performance average of funds that are tracked by Lipper that have the same Fund Classification. Lipper does not take into account sales charges. Returns are for the actual share class unless otherwise indicated. Returns for PEA Innovation B, which began operation on 5/95, represents the prior performance of Class A shares adjusted as necessary, to reflect different sales charges and different operating expenses. Returns for Class A shares, adjusted include the effect of the maximum 5.5% initial sales charge. Returns for Class B shares, adjusted include the effect of paying the contingent deferred sales charge (CDSC), which declines from 5% in the first year to 0% at the beginning of the seventh year. Returns for Class C shares, adjusted have a 1% CDSC, which may apply in the first year of ownership. The Funds may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to the following: derivative risk, small company risk, foreign security risk, high yield security risk and specific sector investment risks. A fund investing in derivatives could lose more than the principal amount invested and is subject to the risk of the issuer’s ability to meet payments on obligations. Investing in foreign securities may entail risk due to foreign economic and political developments and may be enhanced when investing in emerging markets. An investment in high-yield securities generally involves greater risk to principal than an investment in higher-rated securities. Investing in smaller companies may entail greater risk than larger companies, including higher volatility. Concentrating on investments in individual sectors may add additional risk and additional volatility compared to a diversified equity fund. This material is authorized for use only when preceded or accompanied by the current PIMCO Funds: Multi-Manager Series prospectus, which describes in greater detail the investment policies, management fees and other matters of interest to prospective investors. Please read the prospectus carefully before you invest or send money. PIMCO Advisors Distributors LLC, 2187 Atlantic Street, Stamford, CT, 06902, www.pimcoadvisors.com, 1-888-87-PIMCO.

Not FDIC Insured | May Lose Value | No Bank Guarantee

6	PIMCO PEA Innovation Fund Annual Report | 06.30.03

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06.30.03 | PIMCO PEA Innovation Fund Annual Report	7

Schedule of Investments

June 30, 2003

	Shares	Value (000s)
Common Stocks 93.7%

Capital Goods 0.6%
OmniVision Technologies, Inc. (a)	189,400	$5,909

Communications 3.1%
Nokia Oyj SP - ADR	548,700	9,015
Qwest Communications International, Inc. (a)	1,553,600	7,426
Vodafone Group PLC SP - ADR	646,000	12,694

		29,135

Consumer Discretionary 0.6%
Comcast Corp. (a)	184,400	5,316

Consumer Services 1.1%
eBay, Inc. (a)	40,200	4,188
XM Satellite Radio Holings, Inc. (a)	509,300	5,628

		9,816

Financial & Business Services 1.1%
Ameritrade Holding Corp. (a)	1,383,200	10,250

Healthcare 4.7%
Amgen, Inc. (a)	177,400	11,882
Celgene Corp. (a)	481,000	14,622
Gilead Sciences, Inc. (a)	257,900	14,334
St. Jude Medical, Inc. (a)	42,400	2,438

		43,276

Technology 82.5%
Adtran, Inc. (a)	102,500	5,230
Agere Systems, Inc. ‘A’ (a)	2,192,400	5,108
Altera Corp. (a)	1,048,400	17,194
Amdocs Ltd. (a)	932,800	22,387
Applied Materials, Inc. (a)	1,497,500	23,750
Ask Jeeves, Inc. (a)	191,100	2,628
ASML Holding N.V. (a)	678,600	6,487
BEA Systems, Inc. (a)	1,929,828	20,958
Broadcom Corp. ‘A’ (a)	683,000	17,014
Cisco Systems, Inc. (a)	1,340,200	22,234
Cognizant Technology Solutions Corp. (a)	268,500	6,541
Comverse Technology, Inc. (a)	1,237,300	18,597
Corning, Inc. (a)	2,222,200	16,422
Cree, Inc. (a)	374,500	6,097
Cypress Semiconductor Corp. (a)	1,364,700	16,376
Dell Computer Corp. (a)	789,800	25,242
EMC Corp. (a)	2,717,471	28,452
Hewlett-Packard Co.	222,500	4,739
Hutchinson Technology (a)	309,700	10,186
Integrated Circuit Systems, Inc. (a)	381,800	12,000
Intel Corp.	1,049,500	21,813
InterActive Corp. (a)	388,000	15,353
International Rectifier Corp. (a)	412,500	11,063

8	PIMCO PEA Innovation Fund Annual Report | 06.30.03 |	See accompanying notes

	Shares	Value (000s)
JDS Uniphase Corp. (a)	6,145,700	$21,571
Juniper Networks, Inc. (a)	846,900	10,476
Kulicke & Soffa Industries, Inc. (a)	1,873,900	11,974
Legato Systems, Inc. (a)	821,000	6,888
Lexmark International, Inc. (a)	128,600	9,101
Linear Technology Corp.	86,400	2,783
LSI Logic Corp. (a)	1,103,300	7,811
Lucent Technologies, Inc. (a)	3,005,700	6,102
Marvell Technology Group Ltd. (a)	432,827	14,876
Maxim Integrated Products, Inc.	183,100	6,260
Mercury Interactive Corp. (a)	526,200	20,317
Micromuse, Inc. (a)	1,022,300	8,168
Micron Technology, Inc. (a)	1,233,231	14,343
Monster Worldwide, Inc. (a)	421,100	8,308
Netscreen Technologies, Inc. (a)	378,700	8,540
Network Appliance, Inc. (a)	1,107,100	17,946
Nortel Networks Corp. (a)	4,484,700	12,109
Novellus Systems, Inc. (a)	120,600	4,417
NVIDIA Corp. (a)	446,000	10,263
Oracle Corp. (a)	1,698,595	20,417
PMC - Sierra, Inc. (a)	774,500	9,085
SAP AG	533,100	15,577
Seagate Technology (a)	823,100	14,528
Siebel Systems, Inc. (a)	769,800	7,344
Solectron Corp. (a)	5,031,100	18,816
Sun Microsystems, Inc. (a)	2,929,600	13,476
Taiwan Semiconductor Manufacturing Co. Ltd. SP - ADR (a)	2,269,538	22,877
Telefonaktiebolaget LM Ericsson (a)	1,347,200	14,321
Texas Instruments, Inc.	911,600	16,044
United Microelectronics Corp. SP - ADR (a)	3,562,635	13,360
VERITAS Software Corp. (a)	443,800	12,724
Vitesse Semiconductor Corp. (a)	1,375,200	6,766
Western Digital Corp. (a)	550,100	5,666
Xilinx, Inc. (a)	536,600	13,581
Yahoo, Inc. (a)	607,700	19,908

		762,614

Total Common Stocks (Cost $731,369)		866,316

Short-Term Instruments 27.6%

Money Market Fund 20.9%
State Street Navigator Securities Lending Prime Portfolio (b)	193,166,939	193,167

See accompanying notes	| 06.30.03 | PIMCO PEA Innovation Fund Annual Report	9

Schedule of Investments (Cont.)

June 30, 2003

	Principal Amount (000s)	Value (000s)
Repurchase Agreement 6.7%
State Street Bank
0.800% due 07/01/2003	$61,643	$61,643

(Dated 06/30/2003. Collateralized by Federal Home Loan Bank 1.300% due 06/30/2004 valued at $51,002 and Freddie Mac 3.500% due 02/20/2004 valued at $11,881. Repurchase proceeds are $61,644.)
Total Short-Term Instruments (Cost $254,810)		254,810

Total Investments 121.3% (Cost $986,179)		$1,121,126

Other Assets and Liabilities (Net) (21.3%)		(196,532)

Net Assets 100.0%		$924,594

Notes to Schedule of Investments (amounts in thousands):

(a)	Non-income producing security.

(b)	Security purchased with the cash proceeds from securities loans. The aggregate market value of the securities on loan was $185,917 as of June 30, 2003.

10	PIMCO PEA Innovation Fund Annual Report | 06.30.03 |	See accompanying notes

Financial Highlights

Class A

Selected Per Share Data for the Year Ended:	06/30/2003	06/30/2002		06/30/2001		06/30/2000	06/30/1999
Net Asset Value Beginning of Year	$13.77	$28.74		$72.29		$37.46	$24.28
Net Investment (Loss) (a)	(0.13)	(0.23)		(0.46)		(0.58)	(0.28)
Net Realized/Unrealized Gain (Loss) on Investments (a)	(0.39)	(14.74)		(36.74)		41.80	14.72
Total Income (Loss) from Investment Operations	(0.52)	(14.97)		(37.20)		41.22	14.44
Distributions from Net Realized Capital Gains	0.00	0.00		(6.35)		(6.39)	(1.26)
Total Distributions	0.00	0.00		(6.35)		(6.39)	(1.26)
Net Asset Value End of Year	$13.25	$13.77		$28.74		$72.29	$37.46
Total Return	(3.78)%	(52.09)%		(55.14)%		115.04%	61.36%
Net Assets End of Year (000s)	$284,382	$300,730		$734,124		$1,408,455	$313,946
Ratio of Net Expenses to Average Net Assets	1.30%	1.31	%(b)	1.28	%(c)	1.30%	1.30%
Ratio of Net Investment (Loss) to Average Net Assets	(1.10)%	(1.12)%		(0.95)%		(0.91)%	(0.90)%
Portfolio Turnover Rate	290%	207%		271%		186%	119%

(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 1.30%.
(c)	If the net assets for the Class A, B and C shares did not exceed 2.5 billion dollars, the ratio of expenses to average net assets would have been 1.30% for the period ended June 30, 2001.

See accompanying notes	| 06.30.03 | PIMCO PEA Innovation Fund Annual Report	11

Financial Highlights

Class B

Selected Per Share Data for the Year Ended:	06/30/2003	06/30/2002		06/30/2001		06/30/2000	06/30/1999
Net Asset Value Beginning of Year	$12.88	$27.07		$69.06		$36.09	$23.60
Net Investment (Loss) (a)	(0.20)	(0.37)		(0.78)		(1.01)	(0.49)
Net Realized/Unrealized Gain (Loss) on Investments (a)	(0.39)	(13.82)		(34.86)		40.37	14.24
Total Income (Loss) from Investment Operations	(0.59)	(14.19)		(35.64)		39.36	13.75
Distributions from Net Realized Capital Gains	0.00	0.00		(6.35)		(6.39)	(1.26)
Total Distributions	0.00	0.00		(6.35)		(6.39)	(1.26)
Net Asset Value End of Year	$12.29	$12.88		$27.07		$69.06	$36.09
Total Return	(4.58)%	(52.42)%		(55.48)%		114.17%	60.17%
Net Assets End of Year (000s)	$249,043	$304,020		$801,890		$1,680,792	$351,876
Ratio of Net Expenses to Average Net Assets	2.05%	2.06	%(b)	2.03	%(c)	2.05%	2.05%
Ratio of Net Investment (Loss) to Average Net Assets	(1.85)%	(1.87)%		(1.69)%		(1.66)%	(1.64)%
Portfolio Turnover Rate	290%	207%		271%		186%	119%

(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 2.05%.
(c)	If the net assets for the Class A, B and C shares did not exceed 2.5 billion dollars, the ratio of expenses to average net assets would have been 2.05% for the period ended June 30, 2001.

12	PIMCO PEA Innovation Fund Annual Report | 06.30.03 |	See accompanying notes

Financial Highlights

Class C

Selected Per Share Data for the Year Ended:	06/30/2003	06/30/2002		06/30/2001		06/30/2000	06/30/1999
Net Asset Value Beginning of Year	$12.87	$27.06		$69.04		$36.08	$23.59
Net Investment (Loss) (a)	(0.20)	(0.37)		(0.79)		(1.00)	(0.48)
Net Realized/Unrealized Gain (Loss) on Investments (a)	(0.38)	(13.82)		(34.84)		40.35	14.23
Total Income (Loss) from Investment Operations	(0.58)	(14.19)		(35.63)		39.35	13.75
Distributions from Net Realized Capital Gains	0.00	0.00		(6.35)		(6.39)	(1.26)
Total Distributions	0.00	0.00		(6.35)		(6.39)	(1.26)
Net Asset Value End of Year	$12.29	$12.87		$27.06		$69.04	$36.08
Total Return	(4.51)%	(52.44)%		(55.48)%		114.17%	60.20%
Net Assets End of Year (000s)	$344,192	$381,016		$1,009,666		$2,275,811	$580,251
Ratio of Net Expenses to Average Net Assets	2.05%	2.06	%(b)	2.04	%(c)	2.05%	2.05%
Ratio of Net Investment (Loss) to Average Net Assets	(1.85)%	(1.87)%		(1.70)%		(1.66)%	(1.65)%
Portfolio Turnover Rate	290%	207%		271%		186%	119%

(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 2.05%.
(c)	If the net assets for the Class A, B and C shares did not exceed 2.5 billion dollars, the ratio of expenses to average net assets would have been 2.05% for the period ended June 30, 2001.

See accompanying notes	| 06.30.03 | PIMCO PEA Innovation Fund Annual Report	13

Statement of Assets and Liabilities

June 30, 2003

Amounts in thousands, except per share amounts

Assets:
Investments, at value	$1,121,126
Cash	5,059
Security lending interest receivable	22
Receivable for investments sold	3,411
Receivable for Fund shares sold	1,430
Interest and dividends receivable	140

1,131,188

Liabilities:
Payable for investments purchased	$6,978
Payable for Fund shares redeemed	5,110
Payable for collateral for securities on loan	193,167
Accrued investment advisory fee	489
Accrued administration fee	297
Accrued distribution fee	361
Accrued servicing fee	181
Other liabilities	11

206,594

Net Assets	$924,594

Net Assets Consist of:
Paid in capital	$4,168,485
Undistributed net investment income	0
Accumulated undistributed net realized (loss)	(3,378,838)
Net unrealized appreciation	134,947

$924,594

Net Assets:
Class A	$284,382
Class B	249,043
Class C	344,192
Other Classes	46,977

Shares Issued and Outstanding:
Class A	21,471
Class B	20,261
Class C	28,013

Net Asset Value and Redemption Price* Per Share (Net Assets Per Share Outstanding)
Class A	$13.25
Class B	12.29
Class C	12.29

Cost of Investments Owned	$986,179

*	With respect to the A, B and C Classes, the redemption price varies by the length of time the shares are held.

14	PIMCO PEA Innovation Fund Annual Report | 06.30.03 |	See accompanying notes

Statement of Operations

For the year ended June 30, 2003

Amounts in thousands

Investment Income:
Interest	$426
Dividends, net of foreign taxes	815
Security lending income	457

Total Income	1,698

Expenses:
Investment advisory fees	5,354
Administration fees	3,260
Distribution fees–Class B	1,751
Distribution fees–Class C	2,295
Servicing fees–Class A	624
Servicing fees–Class B	584
Servicing fees–Class C	765
Distribution and/or servicing fees–Other Classes	37
Trustees’ fees	35
Interest expense	8

Total Expenses	14,713

Net Investment (Loss)	(13,015)

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(562,250)
Net realized gain on foreign currency transactions	1
Net change in unrealized appreciation on investments	533,790
Net (Loss)	(28,459)

Net (Decrease) in Assets Resulting from Operations	$(41,474)

See accompanying notes	| 06.30.03 | PIMCO PEA Innovation Fund Annual Report	15

Statements of Changes in Net Assets

Amounts in thousands

	Year Ended June 30, 2003	Year Ended June 30, 2002
Increase (Decrease) in Net Assets from:

Operations:
Net investment (loss)	$(13,015)	$(28,446)
Net realized (loss)	(562,249)	(894,841)
Net change in unrealized appreciation (depreciation)	533,790	(356,071)

Net (decrease) resulting from operations	(41,474)	(1,279,358)

Distributions to Shareholders:
From net realized capital gains
Class A	0	(6)
Class B	0	(7)
Class C	0	(9)
Other Classes	0	0

Total Distributions	0	(22)

Fund Share Transactions:
Receipts for shares sold
Class A	196,724	277,382
Class B	19,160	52,351
Class C	69,301	95,820
Other Classes	32,631	45,631
Issued in reorganization
Class A	19,951	1,371
Class B	17,215	1,141
Class C	29,572	1,215
Other Classes	840	0
Issued as reinvestment of distributions
Class A	0	11
Class B	0	0
Class C	0	7
Other Classes	0	0
Cost of shares redeemed
Class A	(223,654)	(349,422)
Class B	(75,801)	(162,833)
Class C	(120,114)	(238,653)
Other Classes	(25,783)	(33,462)
Net (decrease) resulting from Fund share transactions	(59,958)	(309,441)

Fund Redemption Fee	2	0

Total (Decrease) in Net Assets	(101,430)	(1,588,821)

Net Assets
Beginning of period	1,026,024	2,614,845
End of period*	$924,594	$1,026,024

*Including undistributed net investment income of:	$0	$0

16	PIMCO PEA Innovation Fund Annual Report | 06.30.03 |	See accompanying notes

Notes to Financial Statements

June 30, 2003

1. Organization

The PEA Innovation Fund (the “Fund”) is a Fund of the PIMCO Funds: Multi-Manager Series (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of forty-four separate investment funds (the “Funds”). The Trust may offer up to seven classes of shares: Institutional, Administrative, A, B, C, D and R. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the A, B and C Classes (the “Retail Classes”) of the Fund. Certain detailed financial information for the Institutional, Administrative and D Classes (the “Other Classes”) is provided separately and is available upon request.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The market value for NASDAQ National Market and SmallCap securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Fixed income securities, including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Certain securities for which daily market quotations are not readily available may be valued pursuant to guidelines established by the Board of Trustees. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Fund may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Foreign Currency. The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, of the Fund, are declared and distributed to shareholders annually. Net long-term capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences

06.30.03 | PIMCO PEA Innovation Fund Annual Report	17

Notes to Financial Statements (Cont.)

June 30, 2003

are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Fund has equal rights as to assets and voting privileges. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the Fund are allocated daily to each class of shares based on the relative net assets of each class.

Federal Income Taxes. The Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Taxes on Dividends. Dividend income in the Statement of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were $25,428.

Securities Lending. The Fund may engage in security lending. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loan, each such Fund will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Security lending income is disclosed as such in the Statement of Operations. The collateral for securities on loan is recognized in the Statement of Assets and Liabilities. The cash collateral is maintained on the Fund’s behalf by the lending agent and is invested in the State Street Navigator Securities Lending Prime Portfolio. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially.

Repurchase Agreements. The Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. PIMCO Advisors Fund Management LLC (PIMCO Advisors) is an indirect subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at the annual rate based on average daily net assets of the Fund. The Advisory Fee is charged at an annual rate of 0.65%.

Administration Fee. The Adviser provides administration services to the Trust for which it receives from the Fund a monthly administration fee based on each share class’ average daily net assets. The Administration Fee for the A, B and C Classes is charged at the annual rate of 0.40%. The Administration Fee rate for the Fund is subject to a reduction of 0.05% per year on average daily net assets attributable in the aggregate to the Fund’s Class A, B and C shares in excess of $2.5 billion. The Administration Fee for the Institutional and Administrative Classes is charged at the annual rate of 0.25%. The Administration Fee for Class D is charged at the annual rate of 0.40%.

Redemption Fee. Investors in Institutional Class, Administrative Class and Class D shares of the Fund will be subject to a “Redemption Fee” on redemptions and exchanges of 1.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 30 days of their acquisition (i.e., beginning on the 31st day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges. A new 30 day period will begin with each acquisition of shares through a purchase or exchange. Redemption fees, if any, are recorded as additions to paid in capital in the Statements of Changes in Net Assets.

18	PIMCO PEA Innovation Fund Annual Report | 06.30.03

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption fees are paid to and retained by the Fund to defray certain costs and are not paid to or retained by PIMCO Advisors, the Fund’s Sub-Advisor, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees.

Redemptions and exchanges by shareholders that are investing through qualified retirement plans such as 401(k) plans will not be subject to the Redemption Fee. In addition, redemptions and exchanges by shareholders that are investing through financial institutions (for example, through broker-dealer omnibus accounts) that have not agreed to assess the Redemption Fees against such shareholders will not be subject to Redemption Fees. The Trust may eliminate or modify these waivers at any time.

Distribution and Servicing Fees. PIMCO Advisors Distributors LLC (PAD) is an indirect wholly-owned subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse PAD on a quarterly basis, out of the Administrative Class assets of the Fund in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to PAD was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of June 30, 2003.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R Classes of the Trust, the Trust compensates PAD or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C, D and R Classes. The Trust paid PAD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee (%)	Servicing Fee (%)
Class A
All Funds	—	0.25

Class B
All Funds	0.75	0.25

Class C
All Funds	0.75	0.25

Class D
All Funds	—	0.25

PAD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the period ended June 30, 2003, PAD received $1,548,055 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is also responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO Advisors or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO Advisors or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial

06.30.03 | PIMCO PEA Innovation Fund Annual Report	19

Notes to Financial Statements (Cont.)

June 30, 2003

Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each unaffiliated Trustee receives a quarterly retainer of $14,250, plus $3,000 for each Board of Trustees meeting attended ($1,500 if the meeting is attended by telephone), and $1,500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. The Chairman of the Audit and Performance Committees receives an additional annual retainer of $3,000, the Chairman of the Independent Trustees receives an additional annual retainer of $7,000, and each Vice Chairman of the Independent Trustees receives an additional annual retainer of $4,000. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with extraordinary Fund activities or circumstances, the Trustee shall be compensated for such services at the rate of $2,000 per day, plus reimbursement of reasonable expenses. Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1997, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets.

4. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2003, were as follows (amounts in thousands):

Non-U.S. Government/Agency
Purchases	Sales
$2,410,692	$2,529,000

5. Federal Income Tax Matters

As of June 30, 2003, the components of distributable taxable earnings were as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation/ (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses(1)	Post-October Deferral(2)
$0	$0	$0	$0	$(3,106,195)	$(234,611)

(1)	Capital loss carryovers, including acquired capital loss carryovers which may be limited under current tax laws, expire in varying amounts through June 30, 2011.
(2)	Capital losses realized during the period November 1, 2002 through June 30, 2003 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

As of June 30, 2003, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(3)
$1,024,211	$111,982	$(15,067)	$96,915

(3)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

20	PIMCO PEA Innovation Fund Annual Report | 06.30.03

As of fiscal year ended June 30, 2003, the Fund made the following tax basis distributions (amounts in thousands):

Ordinary Income Distributions	Long-Term Capital Gains Distributions	Return of Capital
$0	$0	$0

Net operating losses have been reclassified from undistributed net investment income to paid in capital to more appropriately conform financial accounting to tax accounting.

6. Reorganization

The Acquiring Fund, as listed below, acquired the assets and certain liabilities of the Acquired Funds, also listed below, in a tax-free exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Funds’ shareholders (shares and amounts in thousands):

Acquiring Fund	Acquired Fund	Date	Shares Issued by Acquiring Fund	Value of Shares Issued by Acquiring Fund	Total Net Assets of Acquired Fund	Total Net Assets of Acquiring Fund	Total Net Assets of Acquiring Fund After Acquisition	Acquired Fund’s Unrealized Appreciation/ (Depreciation)
PEA Innovation Fund	Global Innovation Fund	10/11/2002	7,719	$67,578	$67,578	$621,454	$689,032	$(11,040)
	Healthcare Innovation Fund	3/15/2002	184	3,727	3,727	1,741,717	1,745,444	125

06.30.03 | PIMCO PEA Innovation Fund Annual Report	21

Notes to Financial Statements (Cont.)

June 30, 2003

7. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 6/30/2003		Year Ended 6/30/2002
	Shares	Amount	Shares	Amount
Receipts for shares sold
Class A	16,992	$196,724	13,326	$277,382
Class B	1,758	19,160	2,606	52,351
Class C	6,250	69,301	4,753	95,820
Other Classes	2,736	32,631	2,154	45,631

Issued in reorganization
Class A	2,171	19,951	65	1,371
Class B	2,008	17,215	58	1,141
Class C	3,450	29,572	61	1,215
Other Classes	90	840	0	0

Issued as reinvestment of distributions
Class A	0	0	0	11
Class B	0	0	0	0
Class C	0	0	0	7
Other Classes	0	0	0	0

Cost of shares redeemed
Class A	(19,527)	(223,654)	(17,101)	(349,422)
Class B	(7,114)	(75,801)	(8,675)	(162,833)
Class C	(11,287)	(120,114)	(12,524)	(238,653)
Other Classes	(2,220)	(25,783)	(1,646)	(33,462)

Net (decrease) resulting from Fund share transactions	(4,693)	$(59,958)	(16,923)	$(309,441)

22	PIMCO PEA Innovation Fund Annual Report | 06.30.03

Report of Independent Auditors

To the Trustees of the PIMCO Funds: Multi-Manager Series

and Class A, B and C Shareholders of the PEA Innovation Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Class A, B and C shares presents fairly, in all material respects, the financial position of the PEA Innovation Fund (a fund of the PIMCO Funds: Multi-Manager Series, hereafter referred to as the “Fund”) at June 30, 2003, the results of its operations, the changes in its net assets and the financial highlights for the Class A, B and C shares for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 2003 by correspondence with the custodian and counterparties, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

August 22, 2003

06.30.03 | PIMCO PEA Innovation Fund Annual Report	23

Trustees and Officers of PIMCO Funds: Multi-Manager Series (unaudited)

The chart below identifies the Trustees and Officers of the Trust. The “interested” Trustee defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

Trustees of the Trust

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee

Stephen J. Treadway* (56) Chairman of the Board and Trustee	05/1997 To Present	Managing Director, ADAM of America L.P.; Managing Director and Chief Executive Officer, PIMCO Advisors Distributors LLC (“PAD”); and Managing Director and Chief Executive Officer, PIMCO Advisors Fund Management LLC (PIMCO Advisors).	44	Chairman, or Chairman and Trustee, thirteen funds advised by PIMCO Advisors.
Independent Trustees

E. Philip Cannon (62) Trustee	03/2000 To Present	President, Houston Zoo, Inc., Proprietor, Cannon & Company, Formerly, Headmaster, St. John’s School, Houston, Texas.	114	Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and PIMCO Variable Insurance Trust.

Donald P. Carter (76) Trustee	01/1997 To Present	Retired. Formerly, Chairman, Executive Vice President and Director, Cunningham & Walsh, Inc., Chicago, (advertising agency); Chairman and Director, Moduline Industries, Inc., (a manufacturer of commercial windows and curtain walls).	44	None

Gary A. Childress (69) Trustee	01/1997 To Present	Private investor. Formerly, Chairman and Director, Bellefonte Lime Company, Inc., (calcitic lime producer); and partner, GenLime, L.P.	44	None

Theodore J. Coburn (49) Trustee	06/2002 To Present	President, Coburn Group; Partner, Brown, Coburn & Co. Formerly, Senior Vice President, NASDAQ Stock Market.	44	None

W. Bryant Stooks (62) Trustee	01/1997 To Present	President, Bryant Investments, Ltd.; President, Ocotillo At Price, LLC, (real estate investments); Director, American Agritec LLC, (manufacturer of hydrophonics products). Formerly, President, Senior Vice President, Director and Chief Executive Officer, Archirodon Group Inc., (international construction firm).	44	None

Gerald M. Thorne (65) Trustee	01/1997 To Present	Director, VPI Inc., (plastics company); and American Orthodontics Corp. Formerly, Director, Kaytee, Inc., (birdseed company); President and Director, Firstar National Bank of Milwaukee; Chairman, President and Director, Firstar National Bank of Sheboygan; and Director, Bando-McGlocklin, (small business investment company), Director, Schrier Malt.	44	None

*	Mr. Treadway is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with ADAM of America L.P. and its affiliates.

**	Trustees serve until their successors are duly elected and qualified.

24	PIMCO PEA Innovation Fund Annual Report | 06.30.03

Executive Officers

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Newton B. Schott, Jr. (61) President, Chief Executive Officer and Secretary	01/1997 to present	Managing Director, Chief Administrative Officer, Secretary and General Counsel, PAD. Formerly, Executive Vice President, PAD.

Benno J. Fischer (61) Vice President	12/2002 to present	Managing Director, NFJ Investment Group.

E. Clifton Hoover (46) Vice President	12/2002 to present	Managing Director, NFJ Investment Group.

H. “Fox” Ling (45) Vice President	03/2003 to present	Portfolio Manager, ADAM of America L.P.

Henrik P. Larsen (33) Vice President	02/2000 to present	Vice President, Pacific Investment Management Company LLC (PIMCO). Formerly, Manager, PIMCO

J. Chris Najork (58) Vice President	12/2002 to present	Managing Director, NFJ Investment Group.

Jeffrey M. Partenheimer (43) Vice President	03/2003 to present	Managing Director, NFJ Investment Group.

Jeffrey M. Sargent (40) Vice President	02/1996 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

John K. Schneider (38) Vice President	12/2000 to present	Portfolio Manager and Managing Director, PIMCO Equity Advisors.

Garlin G. Flynn (57) Assistant Secretary	03/1995 to present	Specialist, PIMCO.

John P. Hardaway (46) Treasurer and Financial Accounting Officer	08/1995 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Erik C. Brown (35) Assistant Treasurer	02/2001 to present	Vice President, PIMCO. Formerly, Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.

***	The Officers of the Trust are re-appointed annually by the Board of Trustees.

06.30.03 | PIMCO PEA Innovation Fund Annual Report	25

Multi-Manager Series

Investment Adviser and Administrator	PIMCO Advisors Fund Management LLC, 888 San Clemente, Newport Beach, CA 92660

Distributor	PIMCO Advisors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902

Custodian	State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent	PFPC Global Fund Services, Inc., P.O. Box 9688, Providence, RI 02940-9688

Independent Auditors	PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

Legal Counsel	Ropes & Gray, One International Place, Boston, MA 02110

For Account Information	For PIMCO Funds account information contact your financial advisor, or if you receive account statements directly from PIMCO Advisors, you can also call 1-800-426-0107. Telephone representatives are available Monday–Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.pimcoadvisors.com.

P I M C O

ADVISORS

Receive this report electronically and eliminate paper mailings.

To enroll, go to www.pimcoadvisors.com/edelivery.

Annual Report

6. 30. 03

PIMCO Stock Funds

Share Class

Ins Institutional

A

Balanced Value Fund

Core Equity Fund

Disciplined Value Fund

International Value Fund

Large-Cap Value Fund

Mid-Cap Value Fund

NFJ Large-Cap Value Fund

NFJ International Value Fund

Small-Cap Value Fund

PIMCO

ADVISORS

Chairman’s Letter

Dear Shareholder:

Stock fund investors received a much-needed boost in recent months, as the equity markets experienced a robust rally—one that spanned a broad range of sectors, styles, market capitalizations and countries. Although geopolitical concerns had weighed on the markets in late 2002 and early 2003, these quickly dissipated in April with the formal end of the Iraq war. Continued monetary easing by the Federal Reserve and the passage of the Bush tax cut package added to the momentum, helping to rekindle investor interest in stocks.

While the S&P 500 Index posted a modest 0.25% gain during the past 12 months, it is significant to note that the Index rose more than 26% from its low on October 10, 2002 to June 30, 2003—the end of the fiscal year for the funds in this annual report. The international markets experienced similar trends, especially the emerging markets, which benefited from investors’ increased appetite for risk.

Even though stocks appear to be on a better footing, it is important to remember that markets never move straight up. Investors can—and should—expect bouts of volatility. That is why it remains essential to maintain a well-diversified portfolio. While it may be tempting to react hastily to changing market conditions, adhering to core stock and bond allocations is usually the best long-term strategy. As always, we encourage you to work with your financial advisor to develop an asset allocation plan that is tailored to your personal goals and risk tolerance.

If you have any questions about this report or your investment, please contact your financial advisor. You can also call PIMCO Advisors at 1-800-927-4648.

Once again, we thank you for the trust you have placed in us.

Sincerely,

Stephen Treadway

Chairman

July 31, 2003

6.30.03 | PIMCO Funds Annual Report 3

PIMCO Balanced Value Fund

•	PIMCO Balanced Value Fund seeks long-term capital appreciation and current income by investing in common stocks of U.S. issuers that the portfolio manager believes are undervalued in the marketplace, as well as fixed-income securities.

•	The Fund posted a return of 4.60% for the period since inception through June 30, 2003.

•	Portfolio benefited from the Information Technology and Consumer Discretionary sectors’ strong performances.

•	Portfolio benefited from value stocks’ strong performance in all market capitalizations.

CUMULATIVE TOTAL RETURN    For periods ended 6/30/03

	1 year	5 year	10 year	Inception (12/31/02)
PIMCO Balanced Value Fund (Institutional)	—	—	—	4.60%

PIMCO Balanced Value Fund (A Shares)	—	—	—	4.50%

S&P 500 Index	—	—	—	11.76%

CHANGE IN VALUE    For periods ended 6/30/03

Past performance is no guarantee of future results.

4 PIMCO Funds Annual Report | 6.30.03

PIMCO Core Equity Fund

•	PIMCO Core Equity Fund seeks long-term capital appreciation by investing in common stocks of U.S. companies with market capitalizations of greater than $5 billion and that the portfolio manager believes are undervalued in the marketplace.

•	The Fund posted a return of 13.60% for the period since inception through June 30, 2003, outperforming the S&P 500 Index’s return of 11.76% for the same period.

•	Portfolio benefited from the Information Technology and Consumer Discretionary sectors’ strong performances.

•	Portfolio benefited from the solid performance of growth-oriented stocks of all market capitalizations.

CUMULATIVE TOTAL RETURN    For periods ended 6/30/03

	1 year	5 year	10 year	Inception (12/31/02)
PIMCO Core Equity Fund (Institutional)	—	—	—	13.60%

S&P 500 Index	—	—	—	11.76%

CHANGE IN VALUE    For periods ended 6/30/03

Past performance is no guarantee of future results.

6.30.03 | PIMCO Funds Annual Report 5

PIMCO Disciplined Value Fund

•	PIMCO Disciplined Value Fund seeks long-term capital appreciation by investing in common stocks of U.S. companies with market capitalizations of greater than $5 billion and that the portfolio manager believes are undervalued in the marketplace.

•	The Fund posted a return of 8.10% for the period since inception through June 30, 2003, underperforming the Russell 1000 Value Index’s return of 11.57% for the same period.

•	Portfolio benefited from the Information Technology and Consumer Discretionary sectors’ strong performances.

•	Portfolio benefited from value stocks’ strong performance in all market capitalizations.

CUMULATIVE TOTAL RETURN    For periods ended 6/30/03

	1 year	5 year	10 year	Inception (12/31/02)
PIMCO Disciplined Value Fund (Institutional)	—	—	—	8.10%

Russell 1000 Value Index	—	—	—	11.57%

CHANGE IN VALUE    For periods ended 6/30/03

Past performance is no guarantee of future results.

6 PIMCO Funds Annual Report | 6.30.03

PIMCO International Value Fund

•	PIMCO International Value Fund seeks long-term capital appreciation by investing in common stocks of non-U.S. companies with market capitalizations of greater than $5 billion and that the portfolio manager believes are undervalued in the marketplace.

•	The Fund posted a return of 4.00% for the period since inception through June 30, 2003, underperforming the MSCI-All Country World Free Ex-U.S. Index’s return of 10.63% for the same period.

•	Portfolio benefited from the Information Technology and Consumer Discretionary sectors’ strong performances.

•	The Pharmaceuticals & Biotechnology and Capital Goods sectors aided performance.

•	International value stocks have outperformed international growth stocks over the past year.

CUMULATIVE TOTAL RETURN    For periods ended 6/30/03

	1 year	5 year	10 year	Inception (12/31/02)
PIMCO International Value Fund (Institutional)	—	—	—	4.00%

PIMCO International Value Fund (A Shares)	—	—	—	3.90%

MSCI-All Country World Free Ex-U.S. Index	—	—	—	10.63%

CHANGE IN VALUE    For periods ended 6/30/03

Past performance is no guarantee of future results.

6.30.03 | PIMCO Funds Annual Report 7

PIMCO Large-Cap Value Fund

•	PIMCO Large-Cap Value seeks long-term capital appreciation by investing in the common stocks of U.S. companies with market capitalizations of greater than $5 billion and that the portfolio manager believes are undervalued in the marketplace.

•	The Fund posted a return of 11.90% for the period since inception through June 30, 2003, outperforming the Russell 1000 Value Index’s return of 11.57% for the same period.

•	Portfolio benefited from the Information Technology and Consumer Discretionary sectors’ strong performances

•	Portfolio benefited from value stocks’ strong performance in all market capitalizations

CUMULATIVE TOTAL RETURN    For periods ended 6/30/03

	1 year	5 year	10 year	Inception (12/31/02)
PIMCO Large-Cap Value Fund (Institutional)	—	—	—	11.90%

PIMCO Large-Cap Value Fund (A Shares)	—	—	—	11.80%

Russell 1000 Value Index	—	—	—	11.57%

CHANGE IN VALUE    For periods ended 6/30/03

Past performance is no guarantee of future results.

8 PIMCO Funds Annual Report | 6.30.03

PIMCO Mid-Cap Value Fund

•	PIMCO Mid-Cap Value Fund seeks long-term capital appreciation by investing in common stocks of U.S. companies with market capitalizations of between $500 million and $10 billion and that the portfolio manager believes are undervalued in the marketplace.

•	The Fund posted a return of 14.30% for the period since inception through June 30, 2003, outperforming the Russell Mid-Cap Value Index’s return of 13.11% for the same period.

•	Portfolio benefited from the strong performance of mid-cap value stocks

•	Mid-cap value stocks outperformed large-cap value stocks during the period

•	Portfolio benefited from the Information Technology and Consumer Discretionary sectors’ strong performances

CUMULATIVE TOTAL RETURN    For periods ended 6/30/03

	1 year	5 year	10 year	Inception (12/31/02)
PIMCO Mid-Cap Value Fund (Institutional)	—	—	—	14.30%

Russell Mid-Cap Value Index	—	—	—	13.11%

CHANGE IN VALUE    For periods ended 6/30/03

Past performance is no guarantee of future results.

6.30.03 | PIMCO Funds Annual Report 9

NFJ International Value Fund

•	The Fund seeks to achieve long-term growth of capital and income by normally investing at least 65% of its assets in common stocks of non-U.S. companies with market capitalizations of more than $1 billion at the time of investment and below average P/E ratios relative to the market and their respective industry groups. To achieve income, the Fund invests a portion of its assets in income-producing (e.g., dividend-paying) common stocks.

•	For the period since inception through June 30, 2003, it posted a gain of 14.24%. The Fund’s benchmark index returned 15.14% for the same period.

•	The portfolio’s exposure to lower valuation issues hurt performance as the stock market became more speculative in nature in the first half of 2003.

•	In particular, the Fund’s overweighting of basic materials and industrials proved to be a drag on performance. In addition, the Fund’s underweighting of technology negatively impacted performance, as tech stocks significantly outperformed the broad market during this period.

CUMULATIVE TOTAL RETURN    For periods ended 6/30/03

	1 year	5 year	10 year	Inception (1/31/03)
NFJ International Value Fund (Institutional)	—	—	—	14.24%

MSCI World Ex-U.S. Index	—	—	—	15.14%

CHANGE IN VALUE    For periods ended 6/30/03

Past performance is no guarantee of future results.

10 PIMCO Funds Annual Report | 6.30.03

NFJ Large-Cap Value Fund

•	The Fund seeks to achieve long-term growth of capital and income by normally investing at least 65% of its assets in common stocks of companies with market capitalizations of more than $15 billion at the time of investment and below average P/E ratios relative to the market and their respective industry groups. To achieve income, the Fund invests a portion of its assets in income-producing (e.g. dividend-paying common stocks).

•	For the period since inception through June 30, 2003, the NFJ Large-Cap Value Fund posted a 25.40% return, which compares favorably with the 21.86% return for the benchmark.

•	The Fund had a strong fourth quarter, gaining 13.53% versus 9.22% for Russell 1000 Value. Dividend-paying stocks outperformed non-dividend paying stocks during this period, as investors anticipated favorable dividend tax legislation.

•	However, the Fund experienced slight underperformance for the first 6 months of 2003 as the stock market became more speculative. In particular, the Fund’s underweighting of technology—which outperformed the broad market during this period—negatively impacted performance. The Fund’s performance was also hurt by its overweighting of consumer staples, which performed poorly in the first half of 2003.

CUMULATIVE TOTAL RETURN    For periods ended 6/30/03

	1 year	5 year	10 year	Inception (9/30/02)
NFJ Large-Cap Value Fund (Institutional)	—	—	—	25.40%

S&P 500 Index	—	—	—	21.86%

CHANGE IN VALUE    For periods ended 6/30/03

Past performance is no guarantee of future results.

6.30.03 | PIMCO Funds Annual Report 11

PIMCO Small-Cap Value Fund

•	PIMCO Small-Cap Value Fund seeks long-term capital appreciation by investing in common stocks of U.S. companies with market capitalization of less than $2 billion and that the portfolio manager believes are undervalued in the marketplace.

•	The Fund posted a return of 12.00% for the period since inception through June 30, 2003, underperforming the Russell 2000 Value Index’s return of 16.48% for the same period.

•	Portfolio benefited from the Information Technology and Health Care sectors’ strong performances.

•	Portfolio benefited from small-cap value stocks’ outperformance of mid- and large-cap value stocks.

•	Portfolio hurt by small-cap value stocks’ underperformance of small-cap growth stocks.

CUMULATIVE TOTAL RETURN    For periods ended 6/30/03

	1 year	5 year	10 year	Inception (12/31/02)
PIMCO Small-Cap Value Fund (Institutional)	—	—	—	12.00%

Russell 2000 Value Index	—	—	—	16.48%

CHANGE IN VALUE    For periods ended 6/30/03

Past performance is no guarantee of future results.

12 PIMCO Funds Annual Report | 6.30.03

Footnotes

A few footnotes and definitions are needed for a complete understanding of the performance figures. Past performance is no guarantee of future results. Investment return will fluctuate and the value of an investor’s shares will fluctuate and may be worth more or less than original cost when redeemed. The average annual total return measures performance assuming that all dividend and capital gain distributions were reinvested. Performance for Institutional and Class A shares are shown net of fees. Class A shares do not include the effect of a maximum sales charge usually associated with this share class and assumes a minimum investment of more than $1,000,000. Please see the prospectus for more information. The Growth of $5,000,000 chart represents change in value of each Fund’s shares for month-end periods, assumes reinvestment of dividends and capital gains (if any) but does not take into account maximum initial sales charges (if applicable) or the effect of taxes. All holdings are subject to change daily. All share classes have the same portfolio but different expenses.

Opinions and estimates offered constitute our judgment and are subject to change without notice, as are statements of financial market trends, which are based on current market conditions. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. There is no guarantee that these investment strategies will work under all market conditions and each investor should evaluate their ability to invest for a long-term especially during periods of downturn in the market.

An investment in high-yield securities generally involves greater risk to principal than an investment in higher-rated bonds. Investing in convertibles may entail risk. The Funds that invest in convertibles may have to convert before otherwise beneficial, which may have an adverse effect on the Fund’s ability to achieve its investment objective. A derivative instrument is a contract whose value is based on the performance of an underlying financial asset, index or other investment. A fund investing in derivatives could lose more than the principal amount invested and is subject to the risk of the issuer’s ability to meet payments on obligations. Investing in foreign securities may entail risk due to foreign economic and political developments and may be enhanced when investing in emerging markets. Investing in smaller companies may entail greater risk than larger companies, including higher volatility. When investing in value securities, the market may not necessarily have the same value assessment as the manager and therefore the performance of the securities may decline. The Funds are subject to various risks as described in the prospectus under the headings “Summary of Principal Risks” and “Characteristics and Risks of Securities and Investment Techniques.”

The S&P 500 Index is an unmanaged market index generally considered to be representative of the stock market as a whole. The Russell 1000 Value Index is an unmanaged group of stocks considered to be representative of large cap stocks with less than average growth orientation. The Morgan Stanley Capital International (“MSCI”) All Country World Free ex-US Index (“ACWI Free ex-US”) is a market capitalization weighted index representative of the market structure of 21 countries in North America, Europe, and the Pacific Rim, excluding closed markets and those shares in otherwise free markets that are not purchasable by foreigners. The MSCI ACWI Free ex-US Index excludes securities of United States’ issuers. The index is calculated separately; without dividends, with gross dividends reinvested and estimated tax withheld, and with gross dividends reinvested, in both U.S. Dollars and local currency. The Russell Mid-Cap Value Index is an index with lower price-to-book ratios and lower forecasted growth values. Stocks are also members of Russell 1000 Value. Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

This material is authorized for use only when preceded or accompanied by a current PIMCO Funds Multi-Manager Series prospectus, which describes in greater detail the investment policies, management fees and other matters of interest to prospective investors. Please read the prospectus carefully before you invest or send money. The Funds are distributed by

PIMCO Advisors Distributors LLC,

2187 Atlantic Street, Stamford, CT, 06902.

Not FDIC Insured | May Lose Value | No Bank Guarantee

6.30.03 | PIMCO Funds Annual Report 13

Financial Highlights

Selected Per Share Data for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income from Investment Operations

NFJ International Value Fund
Institutional Class
01/31/2003 - 06/30/2003	$10.00	$0.18	(a)	$1.25	(a)	$1.43

NFJ Large-Cap Value Fund
Institutional Class
09/30/2002 - 06/30/2003	$10.00	$0.25	(a)	$2.27	(a)	$2.52

PIMCO Balanced Value Fund
Institutional Class
12/31/2002 - 06/30/2003	$10.00	$0.08	(a)	$0.38	(a)	$0.46

Class A
12/31/2002 - 06/30/2003	$10.00	$0.07	(a)	$0.38	(a)	$0.45

PIMCO Core Equity Fund
Institutional Class
12/31/2002 - 06/30/2003	$10.00	$0.07	(a)	$1.29	(a)	$1.36

PIMCO Disciplined Value Fund
Institutional Class
12/31/2002 - 06/30/2003	$10.00	$0.09	(a)	$0.72	(a)	$0.81

PIMCO International Value Fund
Institutional Class
12/31/2002 - 06/30/2003	$10.00	$0.16	(a)	$0.24	(a)	$0.40

Class A
12/31/2002 - 06/30/2003	$10.00	$0.15	(a)	$0.24	(a)	$0.39

PIMCO Large-Cap Value Fund
Institutional Class
12/31/2002 - 06/30/2003	$10.00	$0.07	(a)	$1.12	(a)	$1.19

Class A
12/31/2002 - 06/30/2003	$10.00	$0.06	(a)	$1.12	(a)	$1.18

PIMCO Mid-Cap Value Fund
Institutional Class
12/31/2002 - 06/30/2003	$10.00	$0.03	(a)	$1.40	(a)	$1.43

PIMCO Small-Cap Value Fund
Institutional Class
12/31/2002 - 06/30/2003	$10.00	$0.05	(a)	$1.15	(a)	$1.20

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.

14 PIMCO Funds Annual Report | 6.30.03 | See accompanying notes

Selected Per Share Data for the Period Ended:	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value End of Period	Total Return

NFJ International Value Fund
Institutional Class
01/31/2003 - 06/30/2003	$(0.09)	$0.00	$(0.09)	$11.34	14.24%

NFJ Large-Cap Value Fund
Institutional Class
09/30/2002 - 06/30/2003	$(0.15)	$(0.12)	$(0.27)	$12.25	25.40%

PIMCO Balanced Value Fund
Institutional Class
12/31/2002 - 06/30/2003	$0.00	$0.00	$0.00	$10.46	4.60%

Class A
12/31/2002 - 06/30/2003	$0.00	$0.00	$0.00	$10.45	4.50%

PIMCO Core Equity Fund
Institutional Class
12/31/2002 - 06/30/2003	$0.00	$0.00	$0.00	$11.36	13.60%

PIMCO Disciplined Value Fund
Institutional Class
12/31/2002 - 06/30/2003	$0.00	$0.00	$0.00	$10.81	8.10%

PIMCO International Value Fund
Institutional Class
12/31/2002 - 06/30/2003	$0.00	$0.00	$0.00	$10.40	4.00%

Class A
12/31/2002 - 06/30/2003	$0.00	$0.00	$0.00	$10.39	3.90%

PIMCO Large-Cap Value Fund
Institutional Class
12/31/2002 - 06/30/2003	$0.00	$0.00	$0.00	$11.19	11.90%

Class A
12/31/2002 - 06/30/2003	$0.00	$0.00	$0.00	$11.18	11.80%

PIMCO Mid-Cap Value Fund
Institutional Class
12/31/2002 - 06/30/2003	$0.00	$0.00	$0.00	$11.43	14.30%

PIMCO Small-Cap Value Fund
Institutional Class
12/31/2002 - 06/30/2003	$0.00	$0.00	$0.00	$11.20	12.00%

Selected Per Share Data for the Period Ended:	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

NFJ International Value Fund
Institutional Class
01/31/2003 - 06/30/2003	$1,321	0.40	%*	4.21	%*	28%

NFJ Large-Cap Value Fund
Institutional Class
09/30/2002 - 06/30/2003	$2,685	0.30	%*	2.94	%*	54%

PIMCO Balanced Value Fund
Institutional Class
12/31/2002 - 06/30/2003	$1,036	0.30	%*	1.51	%*	66%

Class A
12/31/2002 - 06/30/2003	$10	0.50	%*	1.31	%*	66%

PIMCO Core Equity Fund
Institutional Class
12/31/2002 - 06/30/2003	$1,136	0.30	%*	1.32	%*	46%

PIMCO Disciplined Value Fund
Institutional Class
12/31/2002 - 06/30/2003	$1,081	0.30	%*	1.91	%*	35%

PIMCO International Value Fund
Institutional Class
12/31/2002 - 06/30/2003	$1,029	0.50	%*	3.32	%*	64%

Class A
12/31/2002 - 06/30/2003	$10	0.70	%*	3.11	%*	64%

PIMCO Large-Cap Value Fund
Institutional Class
12/31/2002 - 06/30/2003	$1,107	0.30	%*	1.34	%*	64%

Class A
12/31/2002 - 06/30/2003	$11	0.50	%*	1.15	%*	64%

PIMCO Mid-Cap Value Fund
Institutional Class
12/31/2002 - 06/30/2003	$1,143	0.30	%*	0.66	%*	85%

PIMCO Small-Cap Value Fund
Institutional Class
12/31/2002 - 06/30/2003	$1,120	0.30	%*	0.99	%*	90%

See accompanying notes | 6.30.03 | PIMCO Funds Annual Report 15

Statements of Assets and Liabilities

June 30, 2003

Amounts in thousands, except per share amounts	NFJ International Value Fund	NFJ Large-Cap Value Fund

Assets:
Investments, at value	$1,308	$2,674

Cash	1	0

Foreign currency, at value	0	0

Receivable for investments sold	13	0

Interest and dividends receivable	2	11

	1,324	2,685

Liabilities:
Payable for investments purchased	$3	$0

	3	0

Net Assets	$1,321	$2,685

Net Assets Consist of:
Paid in capital	$1,159	$2,206

Undistributed net investment income	34	145

Accumulated undistributed net realized gain (loss)	(1)	(1)

Net unrealized appreciation	129	335

	$1,321	$2,685

Net Assets:
Institutional Class	$1,321	$2,685

Class A	0	0

Shares Issued and Outstanding:
Institutional Class	116	219

Class A	0	0

Net Asset Value and Redemption Price Per Share
(Net Assets Per Share Outstanding)
Institutional Class	$11.34	$12.25

Class A	0.00	0.00

Cost of Investments Owned	$1,179	$2,339

Cost of Foreign Currency Held	$0	$0

16 PIMCO Funds Annual Report | 6.30.03 | See accompanying notes

Amounts in thousands, except per share amounts	PIMCO Balanced Value Fund	PIMCO Core Equity Fund	PIMCO Disciplined Value Fund	PIMCO International Value Fund

Assets:
Investments, at value	$1,045	$1,135	$1,079	$1,032

Cash	0	0	0	0

Foreign currency, at value	0	0	0	6

Receivable for investments sold	0	0	0	0

Interest and dividends receivable	1	1	2	2

	1,046	1,136	1,081	1,040

Liabilities:
Payable for investments purchased	$0	$0	$0	$0

	0	0	0	0

Net Assets	$1,046	$1,136	$1,081	$1,040

Net Assets Consist of:
Paid in capital	$1,000	$1,000	$1,000	$1,000

Undistributed net investment income	45	81	42	19

Accumulated undistributed net realized gain (loss)	0	0	0	0

Net unrealized appreciation	1	55	39	21

	$1,046	$1,136	$1,081	$1,040

Net Assets:
Institutional Class	$1,036	$1,136	$1,081	$1,029

Class A	10	0	0	10

Shares Issued and Outstanding:
Institutional Class	99	100	100	99

Class A	1	0	0	1

Net Asset Value and Redemption Price Per Share
(Net Assets Per Share Outstanding)
Institutional Class	$10.46	$11.36	$10.81	$10.40

Class A	10.45	0.00	0.00	10.39

Cost of Investments Owned	$1,044	$1,080	$1,040	$1,011

Cost of Foreign Currency Held	$0	$0	$0	$6

Amounts in thousands, except per share amounts	PIMCO Large-Cap Value Fund	PIMCO Mid-Cap Value Fund	PIMCO Small-Cap Value Fund

Assets:
Investments, at value	$1,118	$1,142	$1,120

Cash	0	0	0

Foreign currency, at value	0	0	0

Receivable for investments sold	0	0	0

Interest and dividends receivable	1	1	0

	1,119	1,143	1,120

Liabilities:
Payable for investments purchased	$0	$0	$0

	0	0	0

Net Assets	$1,119	$1,143	$1,120

Net Assets Consist of:
Paid in capital	$1,000	$1,000	$1,000

Undistributed net investment income	68	55	92

Accumulated undistributed net realized gain (loss)	0	(2)	0

Net unrealized appreciation	51	90	28

	$1,119	$1,143	$1,120

Net Assets:
Institutional Class	$1,107	$1,143	$1,120

Class A	11	0	0

Shares Issued and Outstanding:
Institutional Class	99	100	100

Class A	1	0	0

Net Asset Value and Redemption Price Per Share
(Net Assets Per Share Outstanding)
Institutional Class	$11.19	$11.43	$11.20

Class A	11.18	0.00	0.00

Cost of Investments Owned	$1,067	$1,052	$1,092

Cost of Foreign Currency Held	$0	$0	$0

17 PIMCO Funds Annual Report | 6.30.03 | See accompanying notes

Statements of Operations

For the period ended June 30, 2003

Amounts in thousands	NFJ International Value Fund	NFJ Large-Cap Value Fund

Investment Income:
Interest	$0	$1

Dividends, net of foreign taxes	22	55

Total Income	22	56

Expenses:
Administration fees	2	5

Total Expenses	2	5

Net Investment Income	20	51

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	22	149

Net realized gain on foreign currency transactions	0	0

Net change in unrealized appreciation on investments	129	335

Net Gain	151	484

Net Increase in Assets Resulting from Operations	$171	$535

18 PIMCO Funds Annual Report | 6.30.03 | See accompanying notes

Amounts in thousands	PIMCO Balanced Value Fund	PIMCO Core Equity Fund	PIMCO Disciplined Value Fund	PIMCO International Value Fund

Investment Income:
Interest	$2	$0	$0	$0

Dividends, net of foreign taxes	7	8	11	18

Total Income	9	8	11	18

Expenses:
Administration fees	1	2	1	2

Total Expenses	1	2	1	2

Net Investment Income	8	6	10	16

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	37	75	32	(29)

Net realized gain on foreign currency transactions	0	0	0	32

Net change in unrealized appreciation on investments	1	55	39	21

Net Gain	38	130	71	24

Net Increase in Assets Resulting from Operations	$46	$136	$81	$40

Amounts in thousands	PIMCO Large-Cap Value Fund	PIMCO Mid-Cap Value Fund	PIMCO Small-Cap Value Fund

Investment Income:
Interest	$0	$0	$0

Dividends, net of foreign taxes	8	5	6

Total Income	8	5	6

Expenses:
Administration fees	1	2	1

Total Expenses	1	2	1

Net Investment Income	7	3	5

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	61	50	87

Net realized gain on foreign currency transactions	0	0	0

Net change in unrealized appreciation on investments	51	90	28

Net Gain	112	140	115

Net Increase in Assets Resulting from Operations	$119	$143	$120

See accompanying notes | 6.30.03 | PIMCO Funds Annual Report 19

Statements of Changes in Net Assets

Amounts in thousands	NFJ International Value Fund	NFJ Large-Cap Value Fund

Increase (Decrease) in Net Assets from:	Period from January 31, 2003 to June 30, 2003	Period from September 30, 2002 to June 30, 2003

Operations:
Net investment income	$20	$51

Net realized gain	22	149

Net change in unrealized appreciation	129	335

Net increase resulting from operations	171	535

Distributions to Shareholders:
From net investment income
Institutional Class	(10)	(32)

Class A	0	0

From net realized capital gains
Institutional Class	0	(24)

Class A	0	0

Total Distributions	(10)	(56)

Fund Share Transactions:
Receipts for shares sold
Institutional Class	1,150	2,150

Class A	0	0

Issued as reinvestment of distributions
Institutional Class	10	56

Class A	0	0

Net increase resulting from Fund share transactions	1,160	2,206

Total Increase in Net Assets	1,321	2,685

Net Assets:
Beginning of period	0	0

End of period*	$1,321	$2,685

*Including undistributed net investment income of:	$34	$145

20 PIMCO Funds Annual Report | 6.30.03 | See accompanying notes

Amounts in thousands	PIMCO Balanced Value Fund	PIMCO Core Equity Fund	PIMCO Disciplined Value Fund	PIMCO International Value Fund

Increase (Decrease) in Net Assets from:	Period from December 31, 2002 to June 30, 2003	Period from December 31, 2002 to June 30, 2003	Period from December 31, 2002 to June 30, 2003	Period from December 31, 2002 to June 30, 2003

Operations:
Net investment income	$8	$6	$10	$16

Net realized gain	37	75	32	3

Net change in unrealized appreciation	1	55	39	21

Net increase resulting from operations	46	136	81	40

Distributions to Shareholders:
From net investment income
Institutional Class	0	0	0	0

Class A	0	0	0	0

From net realized capital gains
Institutional Class	0	0	0	0

Class A	0	0	0	0

Total Distributions	0	0	0	0

Fund Share Transactions:
Receipts for shares sold
Institutional Class	990	1,000	1,000	990

Class A	10	0	0	10

Issued as reinvestment of distributions
Institutional Class	0	0	0	0

Class A	0	0	0	0

Net increase resulting from Fund share transactions	1,000	1,000	1,000	1,000

Total Increase in Net Assets	1,046	1,136	1,081	1,040

Net Assets:
Beginning of period	0	0	0	0

End of period*	$1,046	$1,136	$1,081	$1,040

*Including undistributed net investment income of:	$45	$81	$42	$19

Amounts in thousands	PIMCO Large-Cap Value Fund	PIMCO Mid-Cap Value Fund	PIMCO Small-Cap Value Fund

Increase (Decrease) in Net Assets from:	Period from December 31, 2002 to June 30, 2003	Period from December 31, 2002 to June 30, 2003	Period from December 31, 2002 to June 30, 2003

Operations:
Net investment income	$7	$3	$5

Net realized gain	61	50	87

Net change in unrealized appreciation	51	90	28

Net increase resulting from operations	119	143	120

Distributions to Shareholders:
From net investment income
Institutional Class	0	0	0

Class A	0	0	0

From net realized capital gains
Institutional Class	0	0	0

Class A	0	0	0

Total Distributions	0	0	0

Fund Share Transactions:
Receipts for shares sold
Institutional Class	990	1,000	1,000

Class A	10	0	0

Issued as reinvestment of distributions
Institutional Class	0	0	0

Class A	0	0	0

Net increase resulting from Fund share transactions	1,000	1,000	1,000

Total Increase in Net Assets	1,119	1,143	1,120

Net Assets:
Beginning of period	0	0	0

End of period*	$1,119	$1,143	$1,120

*Including undistributed net investment income of:	$68	$55	$92

See accompanying notes | 6.30.03 | PIMCO Funds Annual Report 21

Schedule of Investments

NFJ International Value Fund

June 30, 2003

	Shares	Value (000s)

COMMON STOCKS 97.5%
Bahamas 3.9%
Teekay Shipping Corp.	1,200	$51

Bermuda 2.0%
RenaissanceRe Holdings Ltd.	600	27

Brazil 3.9%
Companhia de Bebidas das Americas SP - ADR	1,200	24
Empresa Bras de Aeronautica	1,400	27

		51

Canada 17.6%
Agrium, Inc.	2,400	26
Alcan, Inc.	800	25
Brookfield Properties Corp.	1,200	26
CP Railway Ltd.	1,100	25
Imperial Oil Ltd.	800	28
Magna International, Inc.	400	27
Methanex Corp.	2,400	26
TransCanada Corp.	2,800	49

		232

China 7.7%
Huaneng Power International SP - ADR	1,100	51
PetroChina Co., Ltd. SP - ADR	1,700	51

		102

France 1.9%
Axa SP - ADR	1,600	25

Germany 4.1%
DaimlerChrysler AG	800	28
Fresenius Medical Care AG SP - ADR	1,600	26

		54

India 2.2%
Satyam Computer Services Ltd. - ADR	2,900	29

Mexico 5.7%
Cemex S.A. de C.V. SP - ADR	1,166	26
Coca-Cola Femsa, S.A. de C.V. SP - ADR (a)	1,100	24
Telefonos de Mexico S.A. de C.V. SP - ADR	800	25

		75

Netherlands 5.8%
ABN AMRO Holding NV SP - ADR	2,677	51
ING Groep N.V. SP - ADR	1,462	26

		77

Norway 1.9%
Norsk Hydro AS SP - ADR	500	25

South Africa 7.9%
Harmony Gold Mining Co., Ltd. SP - ADR	3,800	51
Sappi Ltd. SP - ADR	2,100	26
Sasol Ltd. SP - ADR	2,400	27

		104

South Korea 3.9%
KT Corp. SP - ADR	1,300	26
POSCO	1,000	26

		52

Sweden 3.9%
Electrolux AB SP - ADR	1,300	52

Switzerland 1.9%
Syngenta AG SP - ADR	2,500	25

United Kingdom 23.2%
Anglo Americal PLC	1,700	$26
British American Tobacco PLC SP - ADR	2,300	52
Carnival PLC	1,702	52
GlaxoSmithKline PLC - ADR	600	24
HSBC Holdings PLC SP - ADR	900	53
Imperial Chemical Industries PLC SP - ADR	3,000	25
Unilever PLC SP - ADR	1,600	51
Vodafone Group PLC SP - ADR	1,200	24

		307

Total Common Stocks (Cost $1,159)		1,288

SHORT-TERM INSTRUMENTS 1.5%
	Principal Amount (000s)

Repurchase Agreement 1.5%
State Street Bank
0.800% due 07/01/2003	$20	20
(Dated 06/30/2003. Collateralized by Fannie Mae 6.000% due 05/15/2011 valued at $24. Repurchase proceeds are $20.)

Total Short-Term Instruments (Cost $20)		20

Total Investments 99.0% (Cost $1,179)		$1,308
Other Assets and Liabilities (Net) 1.0%		13

Net Assets 100.0%		$1,321

Notes to Schedule of Investments:

(a) Non-income producing security.

22 PIMCO Funds Annual Report | 6.30.03 | See accompanying notes

Schedule of Investments

NFJ Large-Cap Value Fund

June 30, 2003

	Shares	Value (000s)

COMMON STOCKS 98.4%
Aerospace 5.8%
Boeing Co.	1,500	$52
Raytheon Co.	3,200	105

		157

Capital Goods 4.0%
Deere & Co.	1,200	55
General Electric Co.	1,800	52

		107

Communications 8.1%
Nextel Communications, Inc. (a)	3,100	56
SBC Communications, Inc.	2,100	54
Sprint Corp.	7,400	107

		217

Consumer Discretionary 15.5%
CVS Corp.	1,900	53
Eastman Kodak Co.	3,800	104
General Motors Corp.	2,900	104
Masco Corp.	4,300	103
Mattel, Inc.	2,700	51

		415

Consumer Services 4.1%
Carnival Corp.	1,700	55
Gannett Co., Inc.	700	54

		109

Consumer Staples 11.7%
Altria Group, Inc.	2,400	109
Heinz (H.J.) Co.	1,500	49
Kimberly-Clark Corp.	1,000	52
Sara Lee Corp.	5,600	105

		315

Energy 7.9%
ConocoPhillips	1,900	104
Occidental Petroleum Corp.	3,200	107

		211

Financial & Business Services 17.7%
Allstate Corp.	3,000	107
Equity Office Properties Trust	1,900	51
Freddie Mac	1,100	56
J.P. Morgan Chase & Co.	1,600	55
Marsh & McLennan Cos., Inc.	1,000	51
Metlife, Inc.	1,800	51
Washington Mutual, Inc.	2,500	103

		474

Healthcare 9.9%
Baxter International, Inc.	2,000	52
Bristol-Myers Squibb Co.	2,000	54
Merck & Co., Inc.	1,800	109
Principal Financial Group, Inc.	1,600	52

		267

Materials & Processing 2.0%
Praxair, Inc.	900	54

Technology 5.9%
Hewlett-Packard Co.	2,500	53
Honeywell International, Inc.	3,900	105

		158

Transportation 3.8%
Burlington Northern Santa Fe Corp.	1,800	51
Union Pacific Corp.	900	52

		103

Utilities 2.0%
Duke Energy Corp.	2,700	$54

Total Common Stocks (Cost $2,306)		2,641

SHORT-TERM INSTRUMENTS 1.2%
	Principal Amount (000s)

Repurchase Agreement 1.2%
State Street Bank
0.800% due 07/01/2003	$33	33
(Dated 06/30/2003. Collateralized by Fannie Mae 2.140% due 01/07/2005 valued at $36. Repurchase proceeds are $33.)

Total Short-Term Instruments (Cost $33)		33

Total Investments 99.6% (Cost $2,339)		$2,674
Other Assets and Liabilities (Net) 0.4%		11

Net Assets 100.0%		$2,685

Notes to Schedule of Investments:

(a) Non-income producing security.

See accompanying notes | 6.30.03 | PIMCO Funds Annual Report 23

Schedule of Investments

PIMCO Balanced Value Fund

June 30, 2003

	Shares	Value (000s)

COMMON STOCKS 68.7%
Capital Goods 2.8%
ITT Industries, Inc.	450	$29

Communications 3.0%
BellSouth Corp.	200	5
Nextel Communications, Inc. (a)	300	5
SBC Communications, Inc.	200	5
Verizon Communications, Inc.	400	16

		31

Consumer Discretionary 4.7%
Dollar General Corp.	600	11
Fox Entertainment Group, Inc. (a)	200	6
Kohl’s Corp. (a)	200	10
Nike, Inc.	200	11
Target Corp.	300	11

		49

Consumer Services 2.2%
Carnival Corp.	700	23

Consumer Staples 5.5%
Altria Group, Inc.	200	9
ConAgra Foods, Inc.	700	17
UST, Inc.	900	32

		58

Energy 5.1%
Anadarko Petroleum Corp.	500	22
BP PLC SP - ADR	100	4
Devon Energy Corp.	400	21
Valero Energy Corp.	200	7

		54

Financial & Business Services 20.1%
Automatic Data Processing, Inc.	400	14
Bank of New York Co., Inc.	200	6
Citigroup, Inc.	900	39
Countrywide Credit Industries, Inc.	200	14
Freddie Mac	700	36
HSBC Holdings PLC	200	12
St. Paul Companies, Inc.	500	18
Travelers Property Casualty Corp.	1,100	18
UnumProvident Corp.	400	5
Wells Fargo & Co.	800	40
XL Capital Ltd. ‘A’	100	8

		210

Healthcare 8.2%
Baxter International, Inc.	200	5
Bristol-Myers Squibb Co.	500	14
Pfizer, Inc.	920	31
Tenet Healthcare Corp. (a)	700	8
Wyeth	300	14
Zimmer Holdings, Inc.	300	14

		86

Materials & Processing 2.4%
Alcan, Inc.	800	25

Technology 8.6%
Altera Corp. (a)	300	5
Apple Computer, Inc. (a)	700	13
Broadcom Corp. ‘A’ (a)	200	5
Cisco Systems, Inc. (a)	1,300	22
Cox Communications, Inc. (a)	200	6
Garmin Ltd. (a)	300	12
Hewlett-Packard Co.	200	4
JDS Uniphase Corp. (a)	1,300	5
Symantec Corp. (a)	100	4
VERITAS Software Corp. (a)	300	$9
Xilinx, Inc. (a)	200	5

		90

Transportation 2.8%
Union Pacific Corp.	500	29

Utilities 3.3%
Exelon Corp.	300	18
NiSource, Inc.	900	17

		35

Total Common Stocks (Cost $716)		719

U.S. TREASURY OBLIGATIONS 26.6%
	Principal Amount (000s)

U.S. Treasury Notes
2.000% due 05/15/2006	$225	227
2.625% due 05/15/2008	50	51

Total U.S. Treasury Obligations (Cost $280)		278

SHORT-TERM INSTRUMENTS 4.6%
Repurchase Agreement 4.6%
State Street Bank
0.800% due 07/01/2003	48	48
(Dated 06/30/2003. Collateralized by Federal Home Loan Bank 2.250% due 08/13/2004 valued at $51. Repurchase proceeds are $48.)

Total Short-Term Instruments (Cost $48)		48

Total Investments 99.9% (Cost $1,044)		$1,045
Other Assets and Liabilities (Net) 0.1%		1

Net Assets 100.0%		$1,046

Notes to Schedule of Investments:

(a) Non-income producing security.

24 PIMCO Funds Annual Report | 6.30.03 | See accompanying notes

Schedule of Investments

PIMCO Core Equity Fund

June 30, 2003

	Shares	Value (000s)

COMMON STOCKS 97.8%
Capital Goods 7.8%
General Electric Co.	1,800	$52
Illinois Tool Works, Inc.	300	20
Tyco International Ltd.	900	17

		89

Communications 4.7%
BellSouth Corp.	400	11
Echostar Communications Corp. ‘A’ (a)	400	14
Nextel Communications, Inc. (a)	300	5
Verizon Communications, Inc.	600	24

		54

Consumer Discretionary 11.8%
AOL Time Warner, Inc. (a)	500	8
Cintas Corp.	300	11
Comcast Corp. (a)	600	17
CVS Corp.	500	14
Dollar General Corp.	1,600	29
Office Depot, Inc. (a)	1,200	17
Target Corp.	1,000	38

		134

Consumer Services 3.1%
Carnival Corp.	700	23
Comcast Corp. (a)	100	3
Viacom, Inc. (a)	200	9

		35

Consumer Staples 10.4%
Altria Group, Inc.	300	14
Avon Products, Inc.	300	19
Gillette Co.	800	25
Hershey Foods Corp.	400	28
Kellogg Co.	800	27
Kroger Co. (a)	300	5

		118

Energy 4.7%
Anadarko Petroleum Corp.	400	18
Apache Corp. (a)	300	19
BP PLC SP - ADR	400	17

		54

Financial & Business Services 24.3%
American International Group, Inc.	200	11
Bank of New York Co., Inc.	800	23
Bank One Corp.	800	30
Citigroup, Inc.	1,200	51
Fannie Mae	500	34
J.P. Morgan Chase & Co.	800	27
Merrill Lynch & Co.	500	23
Progressive Corp.	500	37
Wells Fargo & Co.	800	40

		276

Healthcare 12.6%
Amgen, Inc. (a)	500	33
Eli Lilly & Co. (a)	200	14
IDEC Pharmaceuticals Corp. (a)	300	10
Johnson & Johnson	300	15
Pfizer, Inc.	1,400	48
Tenet Healthcare Corp. (a)	400	5
Wyeth	400	18

		143

Materials & Processing 1.6%
Alcoa, Inc.	700	18

Technology 12.8%
Altera Corp. (a)	800	$13
Applied Materials, Inc. (a)	300	5
Broadcom Corp. ‘A’ (a)	300	7
Cisco Systems, Inc. (a)	1,600	27
Computer Sciences Corp. (a)	300	11
EMC Corp. (a)	400	4
Garmin Ltd. (a)	400	16
Hewlett-Packard Co.	300	6
Maxim Integrated Products, Inc.	200	7
Microsoft Corp.	1,900	49

		145

Utilities 4.0%
Exelon Corp.	500	30
PG&E Corp. (a)	700	15

		45

Total Common Stocks (Cost $1,056)		1,111

SHORT-TERM INSTRUMENTS 2.1%
	Principal Amount (000s)

Repurchase Agreement 2.1%
State Street Bank
0.800% due 07/01/2003	$24	24
(Dated 06/30/2003. Collateralized by Freddie Mac 2.000% due 04/08/2005 valued at $25. Repurchase proceeds are $24.)

Total Short-Term Instruments (Cost $24)		24

Total Investments 99.9% (Cost $1,080)		$1,135
Other Assets and Liabilities (Net) 0.1%		1

Net Assets 100.0%		$1,136

Notes to Schedule of Investments:

(a) Non-income producing security.

See accompanying notes | 6.30.03 | PIMCO Funds Annual Report 25

Schedule of Investments

PIMCO Disciplined Value Fund

June 30, 2003

	Shares	Value (000s)

COMMON STOCKS 98.2%
Aerospace 2.2%
General Dynamics Corp.	330	$24

Building 1.5%
Centex Corp.	200	16

Capital Goods 0.5%
Caterpillar, Inc.	100	6

Communications 5.3%
ALLTEL Corp.	300	14
Verizon Communications, Inc.	1,100	43

		57

Consumer Discretionary 9.7%
AOL Time Warner, Inc. (a)	700	11
Clear Channel Communications, Inc. (a)	600	25
Costco Wholesale Corp. (a)	500	18
Dollar General Corp.	500	9
Ford Motor Co.	1,200	13
General Motors Corp. ‘H’ (a)	750	10
Masco Corp.	800	19

		105

Consumer Services 3.4%
McDonald’s Corp.	1,150	25
Walt Disney Co.	600	12

		37

Consumer Staples 7.5%
Altria Group, Inc.	200	9
Coca-Cola Co.	600	28
Gillette Co.	300	10
Kimberly-Clark Corp.	550	29
Kroger Co. (a)	300	5

		81

Energy 10.6%
ConocoPhillips	800	44
Devon Energy Corp.	400	21
Exxon Mobil Corp.	1,400	50

		115

Financial & Business Services 31.4%
American International Group, Inc.	600	33
Bank of America Corp.	400	32
Bank of New York Co., Inc.	700	20
Bank One Corp.	950	35
Citigroup, Inc.	1,200	51
Equity Residential Properties Trust	1,400	36
Freddie Mac	150	8
PNC Financial Services Group	700	34
Prudential Financial, Inc.	400	13
UnumProvident Corp.	350	5
Wachovia Corp.	600	24
Washington Mutual, Inc.	550	23
Wells Fargo & Co.	500	25

		339

Healthcare 6.7%
Anthem, Inc. (a)	200	15
Bristol-Myers Squibb Co.	400	11
Eli Lilly & Co.	200	14
Merck & Co., Inc.	100	6
Pfizer, Inc.	600	20
Tenet Healthcare Corp. (a)	500	6

		72

Materials & Processing 1.2%
E.I. du Pont de Nemours & Co.	300	13

Technology 10.8%
Broadcom Corp. ‘A’ (a)	200	$5
Electronic Data Systems Corp.	200	4
Hewlett-Packard Co.	800	17
Honeywell International, Inc.	1,100	30
IBM Corp.	300	25
JDS Uniphase Corp. (a)	3,900	14
Micron Technology, Inc. (a)	1,000	12
Xerox Corp. (a)	900	10

		117

Transportation 3.0%
Union Pacific Corp.	550	32

Utilities 4.4%
Exelon Corp.	300	18
FirstEnergy Corp.	100	4
NiSource, Inc.	1,150	22
TXU Corp.	200	4

		48

Total Common Stocks (Cost $1,023)		1,062

SHORT-TERM INSTRUMENTS 1.6%
	Principal Amount (000s)

Repurchase Agreement 1.6%
State Street Bank
0.800% due 07/01/2003	$17	17
(Dated 06/30/2003. Collateralized by Federal Home Loan Bank 2.250% due 08/13/2004 valued at $20. Repurchase proceeds are $17.)

Total Short-Term Instruments (Cost $17)		17

Total Investments 99.8% (Cost $1,040)		$1,079
Other Assets and Liabilities (Net) 0.2%		2

Net Assets 100.0%		$1,081

Notes to Schedule of Investments:

(a) Non-income producing security.

26 PIMCO Funds Annual Report | 6.30.03 | See accompanying notes

Schedule of Investments

PIMCO International Value Fund

June 30, 2003

	Shares	Value (000s)

COMMON STOCKS 94.6%
Australia 4.6%
Coca-Cola Amatil Ltd.	1,900	$7
The News Corporation Ltd.	5,400	41

		48

Belgium 2.7%
Agfa Gevaert NV	1,300	28

Canada 5.5%
Alcan, Inc.	800	25
Bombardier, Inc.	5,600	20
Inco Ltd. (a)	550	12

		57

Denmark 2.4%
Danske Bank	1,300	25

Finland 3.0%
Nokia Oyj SP - ADR	1,900	31

France 8.2%
Alcatel Telecommunications S.A. (a)	600	5
Aventis S.A.	100	5
Axa	900	14
BNP Paribas S.A.	600	30
Christian Dior S.A.	100	4
Michelin (CGDE) (a)	300	12
TotalFinaElf S.A. (a)	100	15

		85

Germany 5.6%
Bayerische HypoVereinsbank	500	8
Bayerische Motoren Werke AG	400	15
Deutsche Boerse AG	660	35

		58

Greece 0.4%
Vodafone Panafon S.A.	576	4

Italy 1.9%
Banco Popolare di Verona e Novara	1,500	20

Japan 21.1%
AEON Co., Ltd.	1,000	23
Daiwa Securities Group, Inc.	5,000	29
Eisai Co. Ltd.	1,000	21
Honda Motor Co. Ltd. SP - ADR	700	13
Kao Corp.	100	19
Nippon Telegraph and Telephone Corp. SP - ADR	500	10
Shin-Etsu Chemical Co., Ltd.	1,000	34
Sumitomo Electric Industries Ltd.	3,000	22
Terumo Corp.	1,000	17
Tokyo Gas Co., Ltd.	11,000	32

		220

Netherlands 0.7%
Koninklijke Ahold NV (a)	900	7

Singapore 2.7%
DBS Group Holdings Ltd.	3,100	18
Singapore Press Holdings Ltd.	1,000	10

		28

Sweden 1.7%
Sandvik AB	700	18

Switzerland 8.9%
Holcim Ltd.	100	4
Novartis AG SP - ADR	900	36
PSA Peugeot Citroen (a)	300	15
Roche Holdings AG - Bearer	100	12
Roche Holdings AG - Genusschein	100	$8
Swiss Reinsurance (a)	100	6
Zurich Financial Services Group	100	12

		93

United Kingdom 25.2%
Barclays PLC	3,500	26
BOC Group PLC	1,000	13
Boots Group PLC	3,600	38
BP PLC	4,500	31
Cadbury Schweppes PLC	5,900	35
Centrica PLC	5,200	15
Diageo PLC	1,700	18
Kingfisher PLC	3,400	16
Legal & General Group PLC	11,200	15
Lloyds TSB Group PLC	2,200	16
Rio Tinto PLC	700	13
Unilever PLC	600	5
Vodafone Group PLC	10,700	21

		262

Total Common Stocks (Cost $963)		984

SHORT-TERM INSTRUMENTS 4.6%
	Principal Amount (000s)

Repurchase Agreement 4.6%
State Street Bank
0.800% due 07/01/2003	$48	48
(Dated 06/30/2003. Collateralized by Federal Home Loan Bank 1.400% due 06/02/2004 valued at $50. Repurchase proceeds are $48.)

Total Short-Term Instruments (Cost $48)		48

Total Investments 99.2% (Cost $1,011)		$1,032
Other Assets and Liabilities (Net) 0.8%		8

Net Assets 100.0%		$1,040

Notes to Schedule of Investments:

(a) Non-income producing security.

See accompanying notes | 6.30.03 | PIMCO Funds Annual Report 27

Schedule of Investments

PIMCO Large-Cap Value Fund

June 30, 2003

	Shares	Value (000s)

COMMON STOCKS 96.9%
Aerospace 3.0%
General Dynamics Corp.	450	$33

Capital Goods 2.5%
Ingersoll-Rand Co. ‘A’	275	13
Tyco International Ltd.	800	15

		28

Communications 5.0%
BellSouth Corp.	800	21
Echostar Communications Corp. ‘A’ (a)	300	10
Qwest Communications International, Inc. (a)	900	4
SBC Communications, Inc.	200	5
Verizon Communications, Inc.	400	16

		56

Consumer Discretionary 4.6%
Best Buy Co., Inc. (a)	500	22
Cintas Corp.	200	7
Clear Channel Communications, Inc. (a)	200	8
Office Depot, Inc. (a)	500	7
Target Corp.	200	8

		52

Consumer Services 8.3%
Carnival Corp.	900	29
Comcast Corp. (a)	600	18
Marriott International, Inc. ‘A’	750	29
Viacom, Inc. (a)	400	17

		93

Consumer Staples 7.7%
Altria Group, Inc.	400	18
Kellogg Co.	1,100	38
Kroger Co. (a)	1,800	30

		86

Energy 10.5%
Anadarko Petroleum Corp.	600	27
Baker Hughes, Inc.	900	30
BP PLC SP - ADR	250	11
ConocoPhillips	800	44
Nabors Industries Ltd. (a)	150	6

		118

Financial & Business Services 28.4%
American International Group, Inc.	750	41
Bank One Corp.	800	30
CIT Group, Inc.	900	22
Citigroup, Inc.	1,250	53
Fannie Mae	400	27
FleetBoston Financial Corp.	600	18
Freddie Mac	300	15
H&R Block, Inc.	200	9
J.P. Morgan Chase & Co.	300	10
John Hancock Financial Services, Inc.	600	18
Morgan Stanley Dean Witter & Co.	700	30
Wells Fargo & Co.	550	28
XL Capital Ltd. ‘A’	200	17

		318

Healthcare 6.9%
IMS Health, Inc.	310	6
McKesson Corp.	500	18
Pfizer, Inc.	1,150	39
Wyeth	300	14

		77

Materials & Processing 2.0%
Alcan, Inc.	700	22

Technology 7.8%
Agilent Technologies, Inc. (a)	400	$8
Apple Computer, Inc. (a)	800	15
Applied Materials, Inc. (a)	300	5
Cisco Systems, Inc. (a)	300	5
Electronic Data Systems Corp.	500	11
EMC Corp. (a)	1,400	15
Flextronics International Ltd. (a)	1,000	10
Microsoft Corp.	700	18

		87

Transportation 3.1%
Union Pacific Corp.	600	35

Utilities 7.1%
Exelon Corp.	550	33
FirstEnergy Corp.	550	21
NiSource, Inc.	1,300	25

		79

Total Common Stocks (Cost $1,033)		1,084

SHORT-TERM INSTRUMENTS 3.0%
	Principal Amount (000s)

Repurchase Agreement 3.0%
State Street Bank
0.800% due 07/01/2003	$34	34
(Dated 06/30/2003. Collateralized by Fannie Mae 1.300% due 06/28/2004 valued at $35. Repurchase proceeds are $34.)

Total Short-Term Instruments (Cost $34)		34

Total Investments 99.9% (Cost $1,067)		$1,118
Other Assets and Liabilities (Net) 0.1%		1

Net Assets 100.0%		$1,119

Notes to Schedule of Investments:

(a) Non-income producing security.

28 PIMCO Funds Annual Report | 6.30.03 | See accompanying notes

Schedule of Investments

PIMCO Mid-Cap Value Fund

June 30, 2003

	Shares	Value (000s)

COMMON STOCKS 98.3%
Building 8.0%
AMB Property Corp.	1,600	$45
ProLogis	1,700	46

		91

Capital Goods 13.9%
Flowserve Corp. (a)	600	12
Ingersoll-Rand Co. ‘A’	700	33
Mettler-Toledo International, Inc. (a)	800	29
Millipore Corp. (a)	900	40
Oshkosh Truck Corp. ‘B’	200	12
Roper Industries, Inc.	200	7
SPX Corp. (a)	600	26

		159

Communications 0.8%
Sprint Corp. (PCS Group) (a)	1,600	9

Consumer Discretionary 7.5%
CarMax, Inc. (a)	600	18
Dollar General Corp.	800	15
Williams-Sonoma, Inc. (a)	1,100	32
Winn-Dixie Stores, Inc.	1,700	21

		86

Consumer Services 3.7%
Darden Restaurants, Inc.	1,100	21
Sylvan Learning Systems, Inc. (a)	900	21

		42

Consumer Staples 4.6%
Dean Foods Co. (a)	1,200	38
RJ Reynolds Tobacco Holdings, Inc.	400	15

		53

Energy 5.0%
Noble Corp. (a)	400	14
Pride International, Inc. (a)	1,800	34
Rowan Cos., Inc. (a)	400	9

		57

Financial & Business Services 28.4%
Ameritrade Holding Corp. (a)	600	4
ARAMARK Corp. ‘B’ (a)	1,100	25
Certegy, Inc. (a)	300	8
E*Trade Group, Inc. (a)	1,700	14
iShares S&P Mid-Cap 400	500	44
Lamar Advertising Co. (a)	700	25
M&T Bank Corp.	500	42
Mid-Cap SPDR Trust	500	44
Nationwide Financial Services, Inc. ‘A’	1,100	36
PartnerRe Ltd.	700	36
Platinum Underwriters Holdings, Ltd.	400	11
Providian Financial Corp. (a)	500	5
Trustmark Corp.	1,200	31

		325

Healthcare 11.4%
Anthem, Inc. (a)	100	8
Pharmaceutical Resources, Inc. (a)	400	19
Sybron Dental Specialties, Inc. (a)	2,000	47
Taro Pharmaceutical Industries (a)	900	49
Tenet Healthcare Corp. (a)	700	8

		131

Materials & Processing 2.0%
Georgia-Pacific Corp.	1,200	23

Technology 6.5%
Amkor Technology, Inc. (a)	800	10
CIENA Corp. (a)	1,400	7
Compuware Corp. (a)	2,200	13
Corning, Inc. (a)	1,300	$10
Electro Scientific Industries, Inc. (a)	500	8
National Instruments Corp. (a)	200	7
NVIDIA Corp. (a)	300	7
Scientific-Atlanta, Inc.	500	12

		74

Utilities 6.5%
Cinergy Corp.	800	29
SCANA Corp.	1,300	45

		74

Total Common Stocks (Cost $1,034)		1,124

SHORT-TERM INSTRUMENTS 1.6%
	Principal Amount (000s)

Repurchase Agreement 1.6%
State Street Bank
0.800% due 07/01/2003	$18	18
(Dated 06/30/2003. Collateralized by Federal Home Loan Bank 1.400% due 06/02/2004 valued at $20. Repurchase proceeds are $18.)

Total Short-Term Instruments (Cost $18)		18

Total Investments 99.9% (Cost $1,052)		$1,142
Other Assets and Liabilities (Net) 0.1%		1

Net Assets 100.0%		$1,143

Notes to Schedule of Investments:

(a) Non-income producing security.

See accompanying notes | 6.30.03 | PIMCO Funds Annual Report 29

Schedule of Investments

PIMCO Small-Cap Value Fund

June 30, 2003

	Shares	Value (000s)

COMMON STOCKS 90.2%
Building 4.0%
Manufactured Home Communities, Inc.	500	$18
WCI Communities, Inc. (a)	1,400	27

		45

Capital Goods 10.5%
Astec Industries, Inc. (a)	1,000	9
BEI Technologies, Inc.	600	7
Ferro Corp.	1,400	32
Keystone Automotive Industries, Inc. (a)	600	11
Roper Industries, Inc.	900	33
Terex Corp. (a)	1,300	25

		117

Communications 2.2%
Charter Communications, Inc. ‘A’ (a)	1,100	4
Macromedia, Inc. (a)	200	4
Mediacom Communications Corp. (a)	1,300	13
Overture Services, Inc. (a)	200	4

		25

Consumer Discretionary 8.9%
Aeropostale, Inc. (a)	500	11
Big Lots, Inc. (a)	1,100	17
Duane Reade, Inc. (a)	1,000	15
Emmis Broadcasting Corp. ‘A’ (a)	300	7
Goodyear Tire & Rubber Co.	800	4
John H. Harland Co.	500	13
Maytag Corp.	500	12
The J. Jill Group, Inc. (a)	300	5
Thor Industries, Inc.	400	16

		100

Consumer Services 6.3%
DeVry, Inc. (a)	300	7
Host Marriot Corp. (a)	2,000	18
La Quinta Corp. (a)	7,400	32
Learning Tree International (a)	200	3
Rollins, Inc.	600	11

		71

Energy 5.2%
National-Oilwell, Inc. (a)	400	9
Patina Oil & Gas Corp.	600	19
Universal Compression Holdings, Inc. (a)	1,100	23
Vintage Petroleum, Inc.	600	7

		58

Environmental Services 0.5%
Service Systems International (a)	1,600	6

Financial & Business Services 17.5%
Allied Capital Corp. Funds	200	5
American Capital Strategies Ltd.	900	22
Copart, Inc. (a)	1,700	16
eSPEED, Inc. ‘A’ (a)	800	16
Fidelity National Information Solutions, Inc. (a)	600	16
Fremont General Corp.	1,200	16
Innkeepers USA Trust	2,100	14
Investment Technology Group, Inc. (a)	400	7
Kelly Services, Inc. ‘A’	700	16
Odyssey Re Holdings Corp.	1,600	34
W Holding Co., Inc.	2,000	34

		196

Healthcare 7.0%
Bio-Rad Laboratories, Inc. (a)	100	6
Cambrex Corp.	500	11
Cytyc Corp. (a)	700	7
Gen-Probe, Inc. (a)	400	16
NDCHealth Corp.	800	$15
NPS Pharmaceuticals, Inc. (a)	200	5
Priority Healthcare Corp. (a)	300	6
Sepracor, Inc. (a)	200	4
SICOR, Inc. (a)	400	8

		78

Materials & Processing 9.0%
Buckeye Technologies, Inc. (a)	1,400	10
Elk Corp.		1,100
25
Intertape Polymer Group, Inc. (a)	1,700	10
Matthews International Corp.	900	22
Teleflex, Inc.	800	34

		101

Technology 11.7%
Amkor Technology, Inc. (a)	1,100	14
Integrated Device Technology, Inc. (a)	800	9
Manhattan Associates, Inc. (a)	300	8
MKS Instruments, Inc. (a)	1,000	18
MSC Software Corp. (a)	1,500	10
Parametric Technology Corp. (a)	1,300	4
SBS Technologies, Inc. (a)	2,000	20
ScanSource, Inc. (a)	900	24
Sirius Satellite Radio, Inc. (a)	1,400	2
The BISYS Group, Inc. (a)	1,200	22

		131

Transportation 2.7%
Werner Enterprises, Inc.	1,400	30

Utilities 4.7%
Allegheny Energy, Inc.	1,300	11
Black Hills Corp.	1,100	34
Reliant Resources, Inc. (a)	1,100	7

		52

Total Common Stocks (Cost $982)		1,010

SHORT-TERM INSTRUMENTS 9.8%
	Principal Amount (000s)

Repurchase Agreement 9.8%
State Street Bank
0.800% due 07/01/2003	$110	110
(Dated 06/30/2003. Collateralized by Freddie Mac 2.000% due 04/08/2005 valued at $116. Repurchase proceeds are $110.)

Total Short-Term Instruments (Cost $110)		110

Total Investments 100.0% (Cost $1,092)		$1,120
Other Assets and Liabilities (Net) 0.0%		0

Net Assets 100.0%		$1,120

Notes to Schedule of Investments:

(a) Non-income producing security.

30 PIMCO Funds Annual Report | 6.30.03 | See accompanying notes

Notes to Financial Statements

June 30, 2003

1. Organization

PIMCO Funds: Multi-Manager Series (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of forty-four separate investment funds (the “Funds”). The Trust may offer up to seven classes of shares: Institutional, Administrative, A, B, C, D and R. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the NFJ International Value, NFJ Large-Cap Value, PIMCO Balanced Value, PIMCO Core Equity, PIMCO Disciplined Value, PIMCO International Value, PIMCO Large-Cap Value, PIMCO Mid-Cap Value, and PIMCO Small-Cap Value Funds (the “Funds”) of the Trust. Certain detailed financial information for the other Funds is provided separately and is available upon request.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The market value for NASDAQ National Market and SmallCap securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Fixed income securities, including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Certain securities for which daily market quotations are not readily available may be valued pursuant to guidelines established by the Board of Trustees. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Funds may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Foreign Currency. The accounting records of the Funds are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, except the NFJ International Value and NFJ Large-Cap Value Funds, are declared and distributed to shareholders annually. Dividends from net investment income, if any, of the NFJ International Value and NFJ Large-Cap Value Funds, are declared and distributed to shareholders quarterly. Net long-term capital gains earned by a Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital

6.30.03 | PIMCO Funds Annual Report 31

to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges. Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class.

Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Taxes on Dividends. Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: NFJ International Value Fund - $2,460, PIMCO Balanced Value Fund - $71, PIMCO Core Equity Fund - $39, PIMCO Disciplined Value Fund - $32, PIMCO International Value Fund - $2,602, PIMCO Large-Cap Value Fund - $73, PIMCO Mid-Cap Value Fund - $2, and PIMCO Small-Cap Value Fund - $5.

Repurchase Agreements. Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. PIMCO Advisors Fund Management LLC (PIMCO Advisors) is an indirect subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Fund also has a sub-advisor which, under the supervision of the Adviser, directs the investments of the Funds’ assets. The sub-advisor is an affiliate of the Adviser. The Funds currently pay no investment advisory or sub-advisory fees.

It is anticipated that, prior to offering its shares to the public, a Fund would, subject to the approval of the Board of Trustees of the Trust and the shareholders of the Fund, enter into an Investment Advisory Agreement with PIMCO Advisors (the Trust’s current administrator) pursuant to which PIMCO Advisors would assume responsibility for management of the Fund’s investment portfolio. In such an event, PIMCO Advisors Fund would likely charge an advisory fee. PIMCO Advisors would likely retain the sub-advisor to manage the Fund’s investment portfolio.

Administration Fee. The Adviser provides administration services to the Trust for which it receives from each Fund a monthly administration fee based on each share class’ average daily net assets. The Administration Fee for the Institutional Class is charged at the annual rate of 0.40% for the NFJ International Value Fund; 0.50% for the PIMCO International Value Fund; and 0.30% for all other Funds. The Administration Fee for Class A is charged at the annual rate of 0.50% for the PIMCO Large-Cap Value and PIMCO Balanced Value Funds; and 0.70% for the PIMCO International Value Fund. The other Funds do not offer Class A shares.

Distribution and Servicing Fees. PIMCO Advisors Distributors LLC (PAD) is an indirect wholly-owned subsidiary of Allianz Dresdner Asset Management of America L.P. and serves as the distributor of the Trust’s shares. Currently, the Funds do not pay any distribution and/or servicing fees.

Expenses. The Trust is also responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO Advisors or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO Advisors or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each unaffiliated Trustee receives a quarterly retainer of $14,250, plus $3,000 for each Board of Trustees meeting attended in person and $1,500 for each meeting attended telephonically, and $1,500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. The Chairman of the Audit and Performance Committees receives an additional annual retainer of $3,000, the Chairman of the Independent Trustees receives an additional annual retainer of $7,000, and each Vice Chairman of the Independent Trustees receives an additional annual retainer of $4,000. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with

32 PIMCO Funds Annual Report | 6.30.03

extraordinary Fund activities or circumstances, the Trustee shall be compensated for such services at the rate of $2,000 per day, plus reimbursement of reasonable expenses. Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1997, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets.

4. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2003, were as follows (amounts in thousands):

	Non-U.S. Government/Agency
	Purchases	Sales

NFJ International Value Fund	$1,452	$314
NFJ Large-Cap Value Fund	3,380	1,222
PIMCO Balanced Value Fund	1,366	408
PIMCO Core Equity Fund	1,437	456
PIMCO Disciplined Value Fund	1,317	327
PIMCO International Value Fund	1,495	538
PIMCO Large-Cap Value Fund	1,579	607
PIMCO Mid-Cap Value Fund	1,838	854
PIMCO Small-Cap Value Fund	1,751	857

5. Federal Income Tax Matters

As of June 30, 2003, the components of distributable taxable earnings were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation on Derivatives and Foreign Currency Denominated Assets/Liabilities	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses	Post-October Deferral(1)

NFJ International Value Fund	$34	$0	$0	$0	$0	$0
NFJ Large-Cap Value Fund	145	0	0	0	0	0
PIMCO Balanced Value Fund	45	0	0	0	0	0
PIMCO Core Equity Fund	81	0	0	0	0	0
PIMCO Disciplined Value Fund	42	0	0	0	0	0
PIMCO International Value Fund	22	0	0	0	0	(3)
PIMCO Large-Cap Value Fund	68	0	0	0	0	0
PIMCO Mid-Cap Value Fund	54	0	0	0	0	0
PIMCO Small-Cap Value Fund	92	0	0	0	0	0

(1)	Capital losses realized during the period November 1, 2002 through June 30, 2003 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

As of June 30, 2003, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation(2)

NFJ International Value Fund	1,180	$146	$(18)	$128
NFJ Large-Cap Value Fund	2,340	365	(31)	334
PIMCO Balanced Value Fund	1,044	34	(33)	1
PIMCO Core Equity Fund	1,080	81	(26)	55
PIMCO Disciplined Value Fund	1,040	65	(26)	39
PIMCO International Value Fund	1,011	49	(28)	21
PIMCO Large-Cap Value Fund	1,067	71	(20)	51
PIMCO Mid-Cap Value Fund	1,053	112	(23)	89
PIMCO Small-Cap Value Fund	1,092	63	(35)	28

(2)	Primary differences, if any, between book and tax net unrealized appreciation are attributable to wash sale loss deferrals for federal income tax purposes.

6.30.03 | PIMCO Funds Annual Report 33

Notes to Financial Statements (Cont.)

June 30, 2003

As of fiscal year ended June 30, 2003, the Funds made the following tax basis distributions (amounts in thousands):

	Ordinary Income Distributions(3)	Long-Term Capital Gains Distributions	Return of Capital

NFJ International Value Fund	$10	$0	$0
NFJ Large-Cap Value Fund	56	0	0
PIMCO Balanced Value Fund	0	0	0
PIMCO Core Equity Fund	0	0	0
PIMCO Disciplined Value Fund	0	0	0
PIMCO International Value Fund	0	0	0
PIMCO Large-Cap Value Fund	0	0	0
PIMCO Mid-Cap Value Fund	0	0	0
PIMCO Small-Cap Value Fund	0	0	0

(3)	Includes short-term capital gains.

6. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	NFJ International Value Fund		NFJ Large-Cap Value Fund		PIMCO Balanced Value Fund

	Period from 01/31/2003 to 06/30/2003		Period from 09/30/2002 to 06/30/2003		Period from 12/31/2002 to 06/30/2003

	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	115	$1,150	214	$2,150	99	$990

Class A	0	0	0	0	1	10

Issued as reinvestment of distributions
Institutional Class	1	10	5	56	0	0

Class A	0	0	0	0	0	0

Net increase resulting from Fund share transactions	116	$1,160	219	$2,206	100	$1,000

	PIMCO Core Equity Fund		PIMCO Disciplined Value Fund		PIMCO International Value Fund

	Period from 12/31/2002 to 06/30/2003		Period from 12/31/2002 to 06/30/2003		Period from 12/31/2002 to 06/30/2003

	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	100	$1,000	100	$1,000	99	$990

Class A	0	0	0	0	1	10

Issued as reinvestment of distributions
Institutional Class	0	0	0	0	0	0

Class A	0	0	0	0	0	0

Net increase resulting from Fund share transactions	100	$1,000	100	$1,000	100	$1,000

	PIMCO Large-Cap Value Fund		PIMCO Mid-Cap Value Fund		PIMCO Small-Cap Value Fund

	Period from 12/31/2002 to 06/30/2003		Period from 12/31/2002 to 06/30/2003		Period from 12/31/2002 to 06/30/2003

	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	99	$990	100	$1,000	100	$1,000

Class A	1	10	0	0	0	0

Issued as reinvestment of distributions
Institutional Class	0	0	0	0	0	0

Class A	0	0	0	0	0	0

Net increase resulting from Fund share transactions	100	$1,000	100	$1,000	100	$1,000

34 PIMCO Funds Annual Report | 6.30.03

Report of Independent Auditors

To the Trustees and Institutional Class and Class A Shareholders of the PIMCO Funds: Multi-Manager Series

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional Class and Class A shares presents fairly, in all material respects, the financial position of the NFJ International Value Fund, NFJ Large-Cap Value Fund, PIMCO Balanced Value Fund, PIMCO Core Equity Fund, PIMCO Disciplined Value Fund, PIMCO International Value Fund, PIMCO Large-Cap Value Fund, PIMCO Mid-Cap Value Fund and PIMCO Small-Cap Value Fund, (9 funds of the PIMCO Funds: Multi-Manager Series, hereafter referred to as the “Funds”) at June 30, 2003, the results of each of their operations, the changes in each of their net assets and the financial highlights of the Funds for the Institutional Class and Class A shares for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2003 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

August 22, 2003

6.30.03 | PIMCO Funds Annual Report 35

Federal Income Tax Information (unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s fiscal year end (June 30, 2003) regarding the status of qualified dividend income for individuals and the dividend received deduction for corporations.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended June 30, 2003 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2003:

NFJ International Value Fund	100.00%
NFJ Large-Cap Value Fund	30.19%

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s fiscal 2003 ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below:

NFJ Large-Cap Value Fund	91.83%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2004, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2003.

36 PIMCO Funds Annual Report | 6.30.03

Trustees and Officers of PIMCO Funds: Multi-Manager Series (unaudited)

The chart below identifies the Trustees and Officers of the Trust. The “interested” Trustee defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

Trustees of the Trust

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Stephen J. Treadway* (56) Chairman of the Board and Trustee	05/1997 to present	Managing Director, ADAM of America L.P.; Managing Director and Chief Executive Officer, PIMCO Advisors Distributors LLC (“PAD”); and Managing Director and Chief Executive Officer, PIMCO Advisors Fund Management LLC (PIMCO Advisors).	44	Chairman, or Chairman and Trustee, thirteen Funds advised by PIMCO Advisors.

Independent Trustees

E. Philip Cannon (62) Trustee	03/2000 to present	President, Houston Zoo, Inc. Proprietor, Cannon & Company. Formerly, Headmaster, St. John’s School, Houston, Texas.	114	Trustee, PIMCO Funds: Pacific Investment Management Series; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Trustee, PIMCO Variable Insurance Trust.

Donald P. Carter (76) Trustee	01/1997 to present	Retired. Formerly, Chairman, Executive Vice President and Director, Cunningham & Walsh, Inc., Chicago, (advertising agency); Chairman and Director, Moduline Industries, Inc., (a manufacturer of commercial windows and curtain walls).	44	None

Gary A. Childress (69) Trustee	01/1997 to present	Private Investor. Formerly, Chairman and Director, Bellefonte Lime Company, Inc. (calcitic lime producer); and partner, GenLime, L.P.	44	None

Theodore J. Coburn (49) Trustee	06/2002 to present	President, Coburn Group; and Partner, Brown, Coburn & Co. Formerly, Senior Vice President, NASDAQ Stock Market.	44	None

W. Bryant Stooks (62) Trustee	01/1997 to present	President, Bryant Investments, Ltd.; President, Ocotillo at Price LLC, (real estate investments); Director, American Agritec LLC, (manufacturer of hydroponics products). Formerly, President, Senior Vice President, Director and Chief Executive Officer, Archirodon Group Inc., (international construction firm).	44	None

Gerald M. Thorne (65) Trustee	01/1997 to present	Director, VPI Inc. (plastics company); and American Orthodontics Corp. Formerly, Director, Kaytee, Inc., (birdseed company); President and Director, Firstar National Bank of Milwaukee; Chairman, President and Director, Firstar National Bank of Sheboygan; Director, Bando-McGlocklin, (small business investment company); and Director, Schrier Malt.	44	None

*	Mr. Treadway is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with ADAM of America L.P. and its affliliates.
**	Trustees serve until their successors are duly elected and qualified.

6.30.03 | PIMCO Funds Annual Report 37

Trustees and Officers of PIMCO Funds: Multi-Manager Series (unaudited) (Cont.)

Executive Officers

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Newton B. Schott, Jr. (61) President, Chief Executive Officer and Secretary	01/1997 to present	Managing Director, Chief Administrative Officer, Secretary and General Counsel, PAD. Formerly, Executive Vice President, PAD.

Benno J. Fischer (61) Vice President	12/2002 to present	Managing Director, NFJ Investment Group.

E. Clifton Hoover (46) Vice President	12/2002 to present	Managing Director, NFJ Investment Group.

H. “Fox” Ling (45) Vice President	03/2003 to present	Portfolio Manager, ADAM of America L.P.

Henrik P. Larsen (33) Vice President	02/2000 to present	Vice President, Pacific Investment Management Company LLC (PIMCO). Formerly, Manager, PIMCO.

J. Chris Najork (58) Vice President	12/2002 to present	Managing Director, NFJ Investment Group.

Jeffrey M. Partenheimer (43) Vice President	03/2003 to present	Managing Director, NFJ Investment Group.

Jeffrey M. Sargent (40) Vice President	02/1996 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

John K. Schneider (38) Vice President	12/2000 to present	Portfolio Manager and Managing Director, PIMCO Equity Advisors.

Garlin G. Flynn (57) Assistant Secretary	03/1995 to present	Specialist, PIMCO.

John P. Hardaway (46) Treasurer and Financial Accounting Officer	08/1995 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Erik C. Brown (35) Assistant Treasurer	02/2001 to present	Vice President, PIMCO. Formerly, Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.

***	The Officers of the Trust are re-appointed annually by the Board of Trustees.

38 PIMCO Funds Annual Report | 6.30.03

Multi-Manager Series

Investment Adviser and Administrator	PIMCO Advisors Fund Management LLC, 888 San Clemente, Newport Beach, CA 92660

Distributor	PIMCO Advisors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902

Custodian	State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent	National Financial Data Services, 330 W. 9th Street, 4th Floor, Kansas City, MO 64105

Independent Auditors	PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

Legal Counsel	Ropes & Gray, One International Place, Boston, MA 02110

For Account Information	For PIMCO Funds account information contact your financial advisor, or if you receive account statements directly from PIMCO Advisors, you can also call 1-800-927-4648.

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This page is not part of the report

PZ090A.8/03

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	[RESERVED]

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	[RESERVED]

Item 9.	Controls and Procedures

	(a)	The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report on Form N-CSR, that, to the best of their knowledge, the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

	(b)	There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 10.	Exhibits

	(a)(1)	Not applicable.

	(a)(2)	Certifications of principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

	(b)	Certification of principal executive and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Funds: Multi-Manager Series

By:	/s/ NEWTON B. SCHOTT, JR.
Newton B. Schott, Jr.
President/Chief Executive Officer

Date:	August 29, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ NEWTON B. SCHOTT, JR.
Newton B. Schott, Jr.
President/Chief Executive Officer

Date:	August 29, 2003

By:	/s/ JOHN P. HARDAWAY
John P. Hardaway
Treasurer and Principal Financial Officer

Date:	August 29, 2003

Exhibit Index

(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906 CERT)